UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2019
Columbia Contrarian Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Contrarian Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Contrarian Core Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	2.49	8.65	12.81
	Including sales charges		-3.41	7.38	12.15
Advisor Class*		11/08/12	2.74	8.93	13.12
Class C	Excluding sales charges	12/09/02	1.73	7.84	11.98
	Including sales charges		0.80	7.84	11.98
Institutional Class		12/14/92	2.75	8.93	13.11
Institutional 2 Class*		11/08/12	2.81	9.04	13.20
Institutional 3 Class*		11/08/12	2.90	9.10	13.24
Class R*		09/27/10	2.24	8.38	12.56
Class V	Excluding sales charges	02/12/93	2.52	8.65	12.80
	Including sales charges		-3.37	7.37	12.13
Russell 1000 Index			2.49	9.85	13.49
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Contrarian Core Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Microsoft Corp.	5.8
Berkshire Hathaway, Inc., Class B	4.0
Apple, Inc.	3.9
Amazon.com, Inc.	3.3
Medtronic PLC	3.0
MasterCard, Inc., Class A	3.0
Comcast Corp., Class A	2.9
JPMorgan Chase & Co.	2.9
Citigroup, Inc.	2.5
Chevron Corp.	2.4
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2019)
Common Stocks	98.3
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	14.8
Consumer Discretionary	10.3
Consumer Staples	5.7
Energy	4.1
Financials	13.7
Health Care	13.5
Industrials	6.3
Information Technology	24.7
Materials	4.2
Real Estate	1.6
Utilities	1.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Contrarian Core Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned 2.49% excluding sales charges. The Fund’s benchmark, the Russell 1000 Index, also returned 2.49% for the same period. The Fund performed in line with its benchmark, with stronger performance coming in the last nine months of the fiscal year.
Trade concerns, interest rates drove financial markets
Optimism prevailed early in the 12-month period ended August 31, 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 173,000 jobs per month, on average, and manufacturing activity remained solid. Unemployment fell to a 50-year low of 3.7%.
However, the economic backdrop looked less rosy as the period wore on. U.S. growth slowed from above 3.0% to 2.1% (annualized). European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit, the U.K.’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S. dollar.
With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve (the Fed) backed away from additional rate hikes, then dipped again in the final months of the period as trade concerns amplified. Late in July, the Fed lowered its key short-term borrowing rate by 25 basis points (a basis point is one hundredth of one percent).
Bonds solidly outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 10.17%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 2.92%.
Contributors and detractors
In a volatile period for equities, the Fund generated solid gains through positive stock selection, especially in the information technology, real estate and communication services sectors. The Fund also benefited from a generally positive environment for growth stocks, which have been the beneficiaries of solid economic growth and low interest rates.
In the information technology sector, MasterCard, Inc., Microsoft Corp. and Fidelity National Information Services, Inc. were standout performers for the Fund. Mastercard has chalked up strong growth for such a large company. The company has benefited from the continued shift from cash to card payments, especially for smaller purchases, and from the growth in online purchases, which by definition are card purchases. We believe that Mastercard has the potential for additional domestic growth as well as international growth over the longer term. Microsoft continued to benefit from its shift to cloud computing. We believe Satya Nadella, Microsoft’s Chief Executive Officer, has done a great job of focusing the company on its core software business, which has enabled productivity for clients. Microsoft’s revenues and earnings have grown nicely, the valuation of the company has expanded and we believe investors have gained appreciation for the durability and growth potential of the franchise. Fidelity National is a financial processing and software company that provides software primarily to financial institutions. The company acquired Worldpay, Inc., which the Fund also owned, in a transaction that closed near the end of the period. We believe the acquisition has the potential to drive complementary synergies for the combined organization.
In the real estate sector, a position in global cell tower company American Tower Corp. generated outstanding gains. We believe that management has executed well, and investors currently appear to anticipate a healthy runway of growth linked to the introduction of fifth generation cellular network technology, commonly known as 5G. We believe that American Tower has the potential to see increased demand for its services as 5G technology is rolled out across the globe.
In the communication services sector, Comcast Corp. was a solid performer, with a double-digit rebound from the previous fiscal year. Early in 2018, Comcast announced that it would acquire U.K. media giant Sky Limited, beefing up its international presence. However, investors took a dim view of the acquisition and Comcast shares lost ground. Then, shares gained traction in 2019 as investors became more comfortable with the integration of the acquisition and strong broadband subscriber growth allayed concerns about weak video subscriber trends.
Columbia Contrarian Core Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
In the biotechnology industry within health care, Biogen, Inc. was a significant disappointment as the company’s high-expectation Alzheimer’s drug aducanumab failed in its phase 3 trial. We had decreased the Fund’s position in Biogen, which helped mitigate the impact of its underperformance. American clothing company PVH Corp., owner of Calvin Klein, Tommy Hilfiger and other recognized brands, was hurt by slowing global growth and the potential impact of tariffs on the business. We chose to exit the position. In the financial sector, the Fund lost ground with Wells Fargo & Co. The company’s issues have taken longer than expected to resolve and the board has been slow to identify a replacement for the CEO, who recently stepped down. In addition, Wells Fargo has been hurt by declining interest rates, which have been a challenge for most banks. We reduced the Fund’s exposure but retained a position in Wells Fargo.
At period’s end
Mindful of the uncertainties of a slowing economy, the late stage of the economic cycle, rising geopolitical tensions and the forthcoming elections, we believe that investors will have much to negotiate and evaluate in the months ahead. As always, we plan to use the contrarian process that has served us well to find opportunities and manage risk in the portfolio. This discipline has also served our shareholders well over the long term.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Contrarian Core Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.20	1,019.95	5.29	5.16	1.02
Advisor Class	1,000.00	1,000.00	1,070.70	1,021.21	4.00	3.90	0.77
Class C	1,000.00	1,000.00	1,065.30	1,016.19	9.16	8.95	1.77
Institutional Class	1,000.00	1,000.00	1,070.80	1,021.21	4.00	3.90	0.77
Institutional 2 Class	1,000.00	1,000.00	1,071.20	1,021.66	3.53	3.45	0.68
Institutional 3 Class	1,000.00	1,000.00	1,071.60	1,021.91	3.27	3.19	0.63
Class R	1,000.00	1,000.00	1,067.90	1,018.70	6.58	6.43	1.27
Class V	1,000.00	1,000.00	1,069.60	1,019.95	5.29	5.16	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Contrarian Core Fund | Annual Report 2019	7

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 14.5%
Diversified Telecommunication Services 3.3%
AT&T, Inc.	5,284,305	186,324,594
Verizon Communications, Inc.	2,276,623	132,408,394
Total		318,732,988
Entertainment 1.8%
Activision Blizzard, Inc.	2,356,305	119,229,033
Electronic Arts, Inc.(a)	554,565	51,951,649
Total		171,180,682
Interactive Media & Services 6.1%
Alphabet, Inc., Class A(a)	140,248	166,969,451
Alphabet, Inc., Class C(a)	184,887	219,664,245
Facebook, Inc., Class A(a)	1,093,885	203,101,628
Total		589,735,324
Media 2.8%
Comcast Corp., Class A	6,233,736	275,905,156
Wireless Telecommunication Services 0.5%
T-Mobile U.S.A., Inc.(a)	683,875	53,376,444
Total Communication Services		1,408,930,594
Consumer Discretionary 10.1%
Hotels, Restaurants & Leisure 2.5%
Aramark	1,702,046	69,545,599
McDonald’s Corp.	601,673	131,146,664
Restaurant Brands International, Inc.	584,300	45,838,335
Total		246,530,598
Household Durables 0.7%
D.R. Horton, Inc.	1,294,560	64,041,883
Internet & Direct Marketing Retail 4.8%
Amazon.com, Inc.(a)	178,815	317,627,296
eBay, Inc.	3,592,330	144,734,976
Total		462,362,272
Multiline Retail 0.2%
Dollar General Corp.	148,998	23,257,098
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 1.9%
Lowe’s Companies, Inc.	1,628,079	182,670,464
Total Consumer Discretionary		978,862,315
Consumer Staples 5.6%
Food & Staples Retailing 0.4%
Sysco Corp.	511,726	38,036,594
Food Products 2.6%
ConAgra Foods, Inc.	3,386,456	96,039,892
Mondelez International, Inc., Class A	2,784,360	153,752,359
Total		249,792,251
Household Products 0.8%
Colgate-Palmolive Co.	1,108,665	82,207,510
Tobacco 1.8%
Philip Morris International, Inc.	2,431,225	175,267,010
Total Consumer Staples		545,303,365
Energy 4.0%
Energy Equipment & Services 0.1%
Schlumberger Ltd.	513,285	16,645,833
Oil, Gas & Consumable Fuels 3.9%
Canadian Natural Resources Ltd.	2,524,939	60,346,042
Chevron Corp.	1,942,448	228,664,978
EOG Resources, Inc.	1,187,688	88,114,573
Total		377,125,593
Total Energy		393,771,426
Financials 13.4%
Banks 5.8%
Citigroup, Inc.	3,733,506	240,251,111
JPMorgan Chase & Co.	2,494,913	274,091,142
Wells Fargo & Co.	1,062,990	49,503,445
Total		563,845,698
Capital Markets 2.5%
BlackRock, Inc.	220,387	93,126,731
Morgan Stanley	3,591,200	148,998,888
Total		242,125,619
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 3.9%
Berkshire Hathaway, Inc., Class B(a)	1,879,006	382,208,610
Insurance 1.2%
Aon PLC	618,391	120,493,486
Total Financials		1,308,673,413
Health Care 13.2%
Biotechnology 0.4%
Alexion Pharmaceuticals, Inc.(a)	372,140	37,496,826
Health Care Equipment & Supplies 6.4%
Abbott Laboratories	969,994	82,759,888
Baxter International, Inc.	798,070	70,190,257
Becton Dickinson and Co.	394,190	100,092,725
Dentsply Sirona, Inc.	1,574,300	82,099,745
Medtronic PLC	2,687,672	289,972,932
Total		625,115,547
Health Care Providers & Services 2.7%
Anthem, Inc.	475,109	124,250,506
Cigna Corp.	596,685	91,871,590
Humana, Inc.	161,040	45,608,138
Total		261,730,234
Pharmaceuticals 3.7%
Allergan PLC	471,655	75,332,736
Johnson & Johnson	1,434,161	184,088,906
Pfizer, Inc.	2,841,934	101,030,754
Total		360,452,396
Total Health Care		1,284,795,003
Industrials 6.2%
Aerospace & Defense 3.3%
L3 Harris Technologies, Inc.	404,480	85,511,116
Northrop Grumman Corp.	547,270	201,324,215
Spirit AeroSystems Holdings, Inc., Class A	441,318	35,570,231
Total		322,405,562
Electrical Equipment 0.7%
Emerson Electric Co.	1,185,185	70,625,174
Industrial Conglomerates 2.0%
Honeywell International, Inc.	1,196,264	196,928,980
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.2%
Caterpillar, Inc.	123,015	14,638,785
Total Industrials		604,598,501
Information Technology 24.2%
Communications Equipment 0.9%
Cisco Systems, Inc.	1,958,875	91,694,939
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	2,633,445	73,341,443
IT Services 7.6%
Fidelity National Information Services, Inc.	1,442,065	196,438,094
Fiserv, Inc.(a)	1,220,494	130,519,628
International Business Machines Corp.	923,745	125,195,160
MasterCard, Inc., Class A	1,018,554	286,590,539
Total		738,743,421
Semiconductors & Semiconductor Equipment 4.0%
Broadcom, Inc.	153,770	43,461,553
Intel Corp.	1,140,320	54,062,571
Lam Research Corp.	456,265	96,048,345
Marvell Technology Group Ltd.	1,759,265	42,169,582
NVIDIA Corp.	424,210	71,059,417
NXP Semiconductors NV	805,440	82,267,642
Total		389,069,110
Software 7.1%
Adobe, Inc.(a)	401,680	114,281,977
CDK Global, Inc.	302,860	13,071,438
Microsoft Corp.	4,050,387	558,386,352
Palo Alto Networks, Inc.(a)	44,765	9,115,049
Total		694,854,816
Technology Hardware, Storage & Peripherals 3.8%
Apple, Inc.	1,787,126	373,044,681
Total Information Technology		2,360,748,410

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 4.2%
Chemicals 3.1%
Air Products & Chemicals, Inc.	327,120	73,902,950
Corteva, Inc.	1,997,893	58,578,223
DuPont de Nemours, Inc.	1,137,873	77,295,713
Mosaic Co. (The)	1,589,145	29,224,377
Sherwin-Williams Co. (The)	111,619	58,795,308
Total		297,796,571
Metals & Mining 1.1%
Newmont Goldcorp Corp.	2,667,175	106,393,611
Total Materials		404,190,182
Real Estate 1.6%
Equity Real Estate Investment Trusts (REITS) 1.6%
American Tower Corp.	677,372	155,924,261
Total Real Estate		155,924,261
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 1.0%
Electric Utilities 1.0%
American Electric Power Co., Inc.	1,096,480	99,944,152
Total Utilities		99,944,152
Total Common Stocks (Cost $6,392,617,457)		9,545,741,622

Money Market Funds 1.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(b),(c)	164,033,216	164,016,812
Total Money Market Funds (Cost $164,016,812)		164,016,812
Total Investments in Securities (Cost: $6,556,634,269)		9,709,758,434
Other Assets & Liabilities, Net		29,767,642
Net Assets		9,739,526,076

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	40,983,443	2,980,284,472	(2,857,234,699)	164,033,216	(740)	—	3,966,060	164,016,812
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,408,930,594	—	—	1,408,930,594
Consumer Discretionary	978,862,315	—	—	978,862,315
Consumer Staples	545,303,365	—	—	545,303,365
Energy	393,771,426	—	—	393,771,426
Financials	1,308,673,413	—	—	1,308,673,413
Health Care	1,284,795,003	—	—	1,284,795,003
Industrials	604,598,501	—	—	604,598,501
Information Technology	2,360,748,410	—	—	2,360,748,410
Materials	404,190,182	—	—	404,190,182
Real Estate	155,924,261	—	—	155,924,261
Utilities	99,944,152	—	—	99,944,152
Total Common Stocks	9,545,741,622	—	—	9,545,741,622
Money Market Funds	164,016,812	—	—	164,016,812
Total Investments in Securities	9,709,758,434	—	—	9,709,758,434
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2019	11

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,392,617,457)	$9,545,741,622
Affiliated issuers (cost $164,016,812)	164,016,812
Receivable for:
Investments sold	21,382,866
Capital shares sold	4,149,276
Dividends	14,917,043
Foreign tax reclaims	69,805
Prepaid expenses	63,004
Trustees’ deferred compensation plan	608,387
Total assets	9,750,948,815
Liabilities
Payable for:
Investments purchased	506,599
Capital shares purchased	8,756,748
Management services fees	163,946
Distribution and/or service fees	28,918
Transfer agent fees	1,120,400
Compensation of chief compliance officer	643
Other expenses	237,098
Trustees’ deferred compensation plan	608,387
Total liabilities	11,422,739
Net assets applicable to outstanding capital stock	$9,739,526,076
Represented by
Paid in capital	6,268,783,650
Total distributable earnings (loss) (Note 2)	3,470,742,426
Total - representing net assets applicable to outstanding capital stock	$9,739,526,076
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$1,568,622,301
Shares outstanding	61,551,079
Net asset value per share	$25.48
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$27.03
Advisor Class
Net assets	$610,685,984
Shares outstanding	23,320,405
Net asset value per share	$26.19
Class C
Net assets	$561,715,981
Shares outstanding	24,592,407
Net asset value per share	$22.84
Institutional Class
Net assets	$3,961,439,655
Shares outstanding	154,075,254
Net asset value per share	$25.71
Institutional 2 Class
Net assets	$638,213,444
Shares outstanding	24,383,662
Net asset value per share	$26.17
Institutional 3 Class
Net assets	$2,123,061,704
Shares outstanding	81,061,886
Net asset value per share	$26.19
Class R
Net assets	$124,950,623
Shares outstanding	4,903,639
Net asset value per share	$25.48
Class V
Net assets	$150,836,384
Shares outstanding	5,981,919
Net asset value per share	$25.22
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$26.76
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2019	13

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$191,896,759
Dividends — affiliated issuers	3,966,060
Interfund lending	2,307
Foreign taxes withheld	(775,426)
Total income	195,089,700
Expenses:
Management services fees	61,766,499
Distribution and/or service fees
Class A	4,107,841
Class C	6,052,781
Class R	653,845
Class T	704
Class V	374,613
Transfer agent fees
Class A	2,439,945
Advisor Class	955,634
Class C	898,909
Institutional Class	6,120,009
Institutional 2 Class	413,758
Institutional 3 Class	159,636
Class R	194,224
Class T	413
Class V	222,519
Compensation of board members	164,919
Custodian fees	66,938
Printing and postage fees	488,698
Registration fees	212,569
Audit fees	29,000
Legal fees	205,131
Interest on interfund lending	5,546
Compensation of chief compliance officer	4,003
Other	276,644
Total expenses	85,814,778
Net investment income	109,274,922
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	434,323,724
Investments — affiliated issuers	(740)
Foreign currency translations	11,728
Net realized gain	434,334,712
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(379,960,922)
Net change in unrealized appreciation (depreciation)	(379,960,922)
Net realized and unrealized gain	54,373,790
Net increase in net assets resulting from operations	$163,648,712
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$109,274,922	$99,168,716
Net realized gain	434,334,712	736,139,912
Net change in unrealized appreciation (depreciation)	(379,960,922)	591,454,414
Net increase in net assets resulting from operations	163,648,712	1,426,763,042
Distributions to shareholders
Net investment income and net realized gains
Class A	(138,918,391)
Advisor Class	(58,114,280)
Class C	(52,570,730)
Institutional Class	(360,754,860)
Institutional 2 Class	(63,631,067)
Institutional 3 Class	(168,677,334)
Class R	(10,681,165)
Class T	(77,659)
Class V	(12,567,222)
Net investment income
Class A		(13,688,620)
Advisor Class		(6,065,193)
Institutional Class		(45,538,309)
Institutional 2 Class		(8,571,940)
Institutional 3 Class		(20,115,690)
Class K		(48,187)
Class R		(641,230)
Class T		(8,444)
Class V		(1,127,941)
Net realized gains
Class A		(93,913,407)
Advisor Class		(31,380,381)
Class C		(40,119,346)
Institutional Class		(235,608,254)
Institutional 2 Class		(40,157,532)
Institutional 3 Class		(90,640,911)
Class K		(292,694)
Class R		(6,615,240)
Class T		(57,932)
Class V		(7,738,463)
Total distributions to shareholders (Note 2)	(865,992,708)	(642,329,714)
Decrease in net assets from capital stock activity	(1,118,537,358)	(116,288,386)
Total increase (decrease) in net assets	(1,820,881,354)	668,144,942
Net assets at beginning of year	11,560,407,430	10,892,262,488
Net assets at end of year	$9,739,526,076	$11,560,407,430
Undistributed net investment income	$68,845,491	$66,473,849
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,431,275	157,963,212	12,208,122	316,921,667
Distributions reinvested	5,690,953	128,729,350	3,884,229	99,008,995
Redemptions	(20,887,147)	(515,474,948)	(22,154,412)	(575,389,741)
Net decrease	(8,764,919)	(228,782,386)	(6,062,061)	(159,459,079)
Advisor Class
Subscriptions	6,887,887	176,244,532	11,310,517	300,451,143
Distributions reinvested	2,390,774	55,465,956	1,389,820	36,260,392
Redemptions	(12,620,684)	(311,060,038)	(8,970,419)	(238,568,015)
Net increase (decrease)	(3,342,023)	(79,349,550)	3,729,918	98,143,520
Class C
Subscriptions	2,228,152	48,745,816	4,636,954	109,134,302
Distributions reinvested	2,358,614	48,068,563	1,592,042	36,871,699
Redemptions	(8,810,129)	(193,575,408)	(9,819,541)	(231,021,490)
Net decrease	(4,223,363)	(96,761,029)	(3,590,545)	(85,015,489)
Institutional Class
Subscriptions	23,377,561	578,493,873	32,541,591	849,445,217
Distributions reinvested	14,515,717	330,668,024	10,065,737	258,286,816
Redemptions	(62,124,113)	(1,527,803,654)	(57,893,556)	(1,516,465,968)
Net decrease	(24,230,835)	(618,641,757)	(15,286,228)	(408,733,935)
Institutional 2 Class
Subscriptions	7,270,167	178,340,987	12,831,692	340,843,986
Distributions reinvested	2,742,768	63,549,930	1,868,398	48,709,121
Redemptions	(17,730,297)	(441,115,098)	(12,546,333)	(332,078,939)
Net increase (decrease)	(7,717,362)	(199,224,181)	2,153,757	57,474,168
Institutional 3 Class
Subscriptions	23,849,900	588,023,383	29,449,843	779,912,063
Distributions reinvested	4,840,762	112,208,870	2,580,501	67,273,670
Redemptions	(22,980,661)	(579,666,449)	(17,189,124)	(461,087,450)
Net increase	5,710,001	120,565,804	14,841,220	386,098,283
Class K
Subscriptions	—	—	10,761	288,499
Distributions reinvested	—	—	13,282	340,682
Redemptions	—	—	(269,627)	(7,180,214)
Net decrease	—	—	(245,584)	(6,551,033)
Class R
Subscriptions	731,640	18,022,092	1,298,152	33,613,269
Distributions reinvested	408,080	9,243,026	229,073	5,848,237
Redemptions	(1,603,759)	(39,763,909)	(1,370,468)	(35,554,329)
Net increase (decrease)	(464,039)	(12,498,791)	156,757	3,907,177
Class T
Subscriptions	—	—	726	19,043
Distributions reinvested	3,415	77,207	2,595	66,153
Redemptions	(41,813)	(938,561)	(18,306)	(475,567)
Net decrease	(38,398)	(861,354)	(14,985)	(390,371)
Class V
Subscriptions	142,392	3,222,198	246,930	6,375,877
Distributions reinvested	399,819	8,947,940	250,684	6,329,782
Redemptions	(625,048)	(15,154,252)	(564,074)	(14,467,286)
Net decrease	(82,837)	(2,984,114)	(66,460)	(1,761,627)
Total net decrease	(43,153,775)	(1,118,537,358)	(4,384,211)	(116,288,386)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Annual Report 2019

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Columbia Contrarian Core Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$27.19	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.41	0.18	3.05	3.23	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.29	0.19	3.25	3.44	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.27	0.15	2.05	2.20	(0.55)	(0.63)	(1.18)
Year Ended 8/31/2015	$22.37	0.65 (e)	(0.23)	0.42	(0.10)	(1.42)	(1.52)
Advisor Class
Year Ended 8/31/2019	$27.89	0.29	0.19	0.48	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$26.02	0.25	3.13	3.38	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.81	0.26	3.33	3.59	(0.21)	(0.17)	(0.38)
Year Ended 8/31/2016	$21.74	0.21	2.09	2.30	(0.60)	(0.63)	(1.23)
Year Ended 8/31/2015	$22.83	0.80 (e)	(0.32)	0.48	(0.15)	(1.42)	(1.57)
Class C
Year Ended 8/31/2019	$24.57	0.04	0.15	0.19	(0.02)	(1.90)	(1.92)
Year Ended 8/31/2018	$23.09	(0.01)	2.76	2.75	—	(1.27)	(1.27)
Year Ended 8/31/2017	$20.28	0.01	2.97	2.98	(0.00) (f)	(0.17)	(0.17)
Year Ended 8/31/2016	$19.43	(0.00) (f)	1.86	1.86	(0.38)	(0.63)	(1.01)
Year Ended 8/31/2015	$20.62	0.50 (e)	(0.27)	0.23	—	(1.42)	(1.42)
Institutional Class
Year Ended 8/31/2019	$27.42	0.29	0.18	0.47	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$25.61	0.25	3.07	3.32	(0.24)	(1.27)	(1.51)
Year Ended 8/31/2017	$22.45	0.25	3.29	3.54	(0.21)	(0.17)	(0.38)
Year Ended 8/31/2016	$21.42	0.21	2.05	2.26	(0.60)	(0.63)	(1.23)
Year Ended 8/31/2015	$22.52	0.66 (e)	(0.18)	0.48	(0.16)	(1.42)	(1.58)
Institutional 2 Class
Year Ended 8/31/2019	$27.88	0.32	0.18	0.50	(0.31)	(1.90)	(2.21)
Year Ended 8/31/2018	$26.01	0.28	3.13	3.41	(0.27)	(1.27)	(1.54)
Year Ended 8/31/2017	$22.80	0.28	3.33	3.61	(0.23)	(0.17)	(0.40)
Year Ended 8/31/2016	$21.73	0.24	2.09	2.33	(0.63)	(0.63)	(1.26)
Year Ended 8/31/2015	$22.83	0.78 (e)	(0.28)	0.50	(0.18)	(1.42)	(1.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$25.48	2.49%	1.03% (c)	1.03% (c)	0.91%	53%	$1,568,622
Year Ended 8/31/2018	$27.19	13.09%	1.02%	1.02% (d)	0.70%	63%	$1,912,203
Year Ended 8/31/2017	$25.41	15.61%	1.04%	1.04% (d)	0.82%	52%	$1,941,062
Year Ended 8/31/2016	$22.29	10.79%	1.07%	1.07% (d)	0.72%	47%	$2,860,806
Year Ended 8/31/2015	$21.27	1.99%	1.09%	1.09% (d)	2.93%	60%	$2,297,176
Advisor Class
Year Ended 8/31/2019	$26.19	2.74%	0.78% (c)	0.78% (c)	1.16%	53%	$610,686
Year Ended 8/31/2018	$27.89	13.39%	0.77%	0.77% (d)	0.95%	63%	$743,515
Year Ended 8/31/2017	$26.02	15.91%	0.80%	0.80% (d)	1.07%	52%	$596,704
Year Ended 8/31/2016	$22.81	11.07%	0.82%	0.82% (d)	0.99%	47%	$377,946
Year Ended 8/31/2015	$21.74	2.25%	0.85%	0.85% (d)	3.53%	60%	$227,941
Class C
Year Ended 8/31/2019	$22.84	1.73%	1.78% (c)	1.78% (c)	0.16%	53%	$561,716
Year Ended 8/31/2018	$24.57	12.23%	1.77%	1.77% (d)	(0.05%)	63%	$708,041
Year Ended 8/31/2017	$23.09	14.80%	1.79%	1.79% (d)	0.07%	52%	$748,148
Year Ended 8/31/2016	$20.28	9.98%	1.83%	1.83% (d)	(0.02%)	47%	$669,226
Year Ended 8/31/2015	$19.43	1.17%	1.85%	1.85% (d)	2.46%	60%	$409,798
Institutional Class
Year Ended 8/31/2019	$25.71	2.75%	0.78% (c)	0.78% (c)	1.16%	53%	$3,961,440
Year Ended 8/31/2018	$27.42	13.37%	0.77%	0.77% (d)	0.95%	63%	$4,889,699
Year Ended 8/31/2017	$25.61	15.95%	0.80%	0.80% (d)	1.07%	52%	$4,958,099
Year Ended 8/31/2016	$22.45	11.05%	0.82%	0.82% (d)	0.99%	47%	$4,234,639
Year Ended 8/31/2015	$21.42	2.24%	0.84%	0.84% (d)	2.97%	60%	$2,119,278
Institutional 2 Class
Year Ended 8/31/2019	$26.17	2.81%	0.68% (c)	0.68% (c)	1.25%	53%	$638,213
Year Ended 8/31/2018	$27.88	13.50%	0.68%	0.68%	1.04%	63%	$894,849
Year Ended 8/31/2017	$26.01	16.05%	0.69%	0.69%	1.17%	52%	$779,002
Year Ended 8/31/2016	$22.80	11.22%	0.70%	0.70%	1.12%	47%	$627,659
Year Ended 8/31/2015	$21.73	2.34%	0.71%	0.71%	3.45%	60%	$336,043
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$27.89	0.33	0.19	0.52	(0.32)	(1.90)	(2.22)
Year Ended 8/31/2018	$26.03	0.29	3.12	3.41	(0.28)	(1.27)	(1.55)
Year Ended 8/31/2017	$22.81	0.30	3.33	3.63	(0.24)	(0.17)	(0.41)
Year Ended 8/31/2016	$21.75	0.27	2.06	2.33	(0.64)	(0.63)	(1.27)
Year Ended 8/31/2015	$22.84	1.19 (e)	(0.67)	0.52	(0.19)	(1.42)	(1.61)
Class R
Year Ended 8/31/2019	$27.18	0.16	0.19	0.35	(0.15)	(1.90)	(2.05)
Year Ended 8/31/2018	$25.41	0.12	3.04	3.16	(0.12)	(1.27)	(1.39)
Year Ended 8/31/2017	$22.29	0.14	3.25	3.39	(0.10)	(0.17)	(0.27)
Year Ended 8/31/2016	$21.26	0.10	2.05	2.15	(0.49)	(0.63)	(1.12)
Year Ended 8/31/2015	$22.37	0.65 (e)	(0.29)	0.36	(0.05)	(1.42)	(1.47)
Class V
Year Ended 8/31/2019	$26.93	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.18	0.18	3.02	3.20	(0.18)	(1.27)	(1.45)
Year Ended 8/31/2017	$22.09	0.19	3.22	3.41	(0.15)	(0.17)	(0.32)
Year Ended 8/31/2016	$21.08	0.15	2.04	2.19	(0.55)	(0.63)	(1.18)
Year Ended 8/31/2015	$22.19	0.55 (e)	(0.15)	0.40	(0.09)	(1.42)	(1.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class V
08/31/2015	$0.54	$0.63	$0.55	$0.50	$0.58	$0.96	$0.60	$0.45

(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Contrarian Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	$26.19	2.90%	0.64% (c)	0.64% (c)	1.30%	53%	$2,123,062
Year Ended 8/31/2018	$27.89	13.50%	0.63%	0.63%	1.10%	63%	$2,101,809
Year Ended 8/31/2017	$26.03	16.14%	0.65%	0.65%	1.23%	52%	$1,574,824
Year Ended 8/31/2016	$22.81	11.22%	0.65%	0.65%	1.23%	47%	$329,514
Year Ended 8/31/2015	$21.75	2.44%	0.66%	0.66%	5.26%	60%	$53,246
Class R
Year Ended 8/31/2019	$25.48	2.24%	1.28% (c)	1.28% (c)	0.66%	53%	$124,951
Year Ended 8/31/2018	$27.18	12.78%	1.27%	1.27% (d)	0.45%	63%	$145,912
Year Ended 8/31/2017	$25.41	15.34%	1.29%	1.29% (d)	0.57%	52%	$132,392
Year Ended 8/31/2016	$22.29	10.55%	1.32%	1.32% (d)	0.49%	47%	$96,586
Year Ended 8/31/2015	$21.26	1.69%	1.34%	1.34% (d)	2.93%	60%	$50,048
Class V
Year Ended 8/31/2019	$25.22	2.52%	1.03% (c)	1.03% (c)	0.91%	53%	$150,836
Year Ended 8/31/2018	$26.93	13.09%	1.02%	1.02% (d)	0.70%	63%	$163,335
Year Ended 8/31/2017	$25.18	15.61%	1.04%	1.04% (d)	0.82%	52%	$154,392
Year Ended 8/31/2016	$22.09	10.83%	1.08%	1.08% (d)	0.71%	47%	$146,879
Year Ended 8/31/2015	$21.08	1.92%	1.11%	1.11% (d)	2.49%	60%	$143,304
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Annual Report 2019	21

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Contrarian Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Contrarian Core Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
August 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal
24	Columbia Contrarian Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.61% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Contrarian Core Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
Class T	0.04 (a)
Class V	0.15

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
26	Columbia Contrarian Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	1,342,446
Class C	—	1.00 (b)	46,574
Class T	2.50	—	—
Class V	5.75	0.50 - 1.00 (a)	5,414

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.14%	1.15%
Advisor Class	0.89	0.90
Class C	1.89	1.90
Institutional Class	0.89	0.90
Institutional 2 Class	0.80	0.81
Institutional 3 Class	0.75	0.76
Class R	1.39	1.40
Class V	1.14	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Contrarian Core Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, distribution reclassifications, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(223,589)	223,589	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
109,292,030	756,700,678	865,992,708	128,021,089	514,308,625	642,329,714
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
69,453,878	305,361,675	—	3,096,535,260
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,613,223,174	3,247,057,236	(150,521,976)	3,096,535,260
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,251,641,864 and $7,207,732,672, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
28	Columbia Contrarian Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	7,987,500	3.07	8
Lender	2,292,308	2.79	13
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At August 31, 2019, two unaffiliated shareholders of record owned 24.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 22.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Contrarian Core Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Contrarian Core Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Contrarian Core Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Contrarian Core Fund | Annual Report 2019	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$447,714,346
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
32	Columbia Contrarian Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Columbia Contrarian Core Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
34	Columbia Contrarian Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Contrarian Core Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Contrarian Core Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
36	Columbia Contrarian Core Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee
Columbia Contrarian Core Fund | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement  (continued)

and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the eighty-sixty, eighty-fifth and fifty-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
38	Columbia Contrarian Core Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Contrarian Core Fund | Annual Report 2019	39

Columbia Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN133_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Emerging Markets Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Emerging Markets Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2008
Robert Cameron
Portfolio Manager
Managed Fund since 2008
Jasmine (Weili) Huang*, CFA, CPA (U.S. and China), CFM
Portfolio Manager
Managed Fund since 2008
Young Kim
Portfolio Manager
Managed Fund since 2015
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
* Jasmine (Weili) Huang is on a medical leave of absence. A timetable for her return is not set.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	0.00	2.15	5.38
	Including sales charges		-5.74	0.94	4.76
Advisor Class*		03/19/13	0.20	2.41	5.66
Class C	Excluding sales charges	09/28/07	-0.79	1.39	4.60
	Including sales charges		-1.78	1.39	4.60
Institutional Class		01/02/98	0.20	2.41	5.65
Institutional 2 Class*		11/08/12	0.36	2.55	5.76
Institutional 3 Class*		11/08/12	0.43	2.60	5.80
Class R*		09/27/10	-0.25	1.89	5.14
MSCI Emerging Markets Index (Net)			-4.36	0.38	4.07
MSCI EAFE Index (Net)			-3.26	1.89	5.00
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Emerging Markets Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Alibaba Group Holding Ltd., ADR (China)	7.0
Tencent Holdings Ltd. (China)	6.3
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	4.0
Naspers Ltd., Class N (South Africa)	3.8
Samsung Electronics Co., Ltd. (South Korea)	3.6
Ping An Insurance Group Co. of China Ltd., Class H (China)	2.2
PT Bank Rakyat Indonesia Persero Tbk (Indonesia)	2.2
PT Bank Central Asia Tbk (Indonesia)	2.0
Reliance Industries Ltd. (India)	1.9
Itaú Unibanco Holding SA, ADR (Brazil)	1.8
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	12.5
Consumer Discretionary	24.2
Consumer Staples	4.2
Energy	8.1
Financials	21.9
Health Care	5.4
Industrials	3.9
Information Technology	14.4
Materials	2.7
Real Estate	2.1
Utilities	0.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Fund | Annual Report 2019

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2019)
Argentina	0.3
Brazil	13.3
Canada	0.8
China	28.6
Hong Kong	3.2
Hungary	0.8
India	12.0
Indonesia	5.9
Luxembourg	0.5
Mexico	1.2
Panama	0.9
Peru	1.2
Philippines	1.4
Poland	1.3
Russian Federation	5.0
South Africa	4.9
South Korea	7.8
Taiwan	5.8
Thailand	2.7
United States(a)	2.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Emerging Markets Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
For the 12-month period ended August 31, 2019, the Fund’s Class A shares returned 0.00% excluding sales charges. During the same time period, the Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), which returned -4.36%, as well as the MSCI EAFE Index (Net), a measure of more developed foreign markets, which returned -3.26%. Individual stock selection, particularly in the financials, industrials, health care and consumer staples sectors, was the primary factor in the Fund’s outperformance, while country allocation also contributed positively.
Market overview
The 12 months ended August 31, 2019 saw notable volatility in risk assets including emerging market equities. The period opened against the backdrop of a slowing global economy and an escalating U.S.-China trade war. A sharp risk-off tone in late 2018 was driven by concerns that the U.S. Federal Reserve (Fed) would overshoot in raising rates given the already fragile growth outlook. The Fed responded to the deterioration in sentiment by executing a policy pivot entering 2019, signaling a pause in rate increases along with announcing an early end to its balance sheet reduction program. The Chinese government also moved toward increasing accommodation by putting to the side deleveraging efforts and adding stimulus in the form of lower bank reserve requirements, tax cuts and targeted infrastructure spending. Along with signs of modest progress in trade negotiations, these developments supported a rebound in global equities over the first few months of 2019. However, the rally would be derailed in early May as President Trump announced plans to raise tariffs from 10% to 25% on some $200 billion in imports from China. Sentiment was subsequently buffered to a degree as the Fed indicated a willingness to cut its benchmark overnight lending rate as needed to offset the impact on global growth of higher tariffs.
There was wide dispersion in performance across individual emerging markets over the 12 months. Brazilian equities led performance for the period, rising more than 30% on the back of elections in late 2018 that improved the outlook for government reform and fiscal restraint. Indonesia was another strong performer, as that country’s reform-minded president won reelection and Southeast Asian economies in general benefited from a shift in U.S. manufacturing supply chains away from China in the wake of trade tensions. Both Brazil and Indonesia overcame the narrative that they would be “the next Turkey” and fall prey to collapsing currencies due to a lack of market confidence in their fiscal management. That said, the oversold Turkish equity market experienced a strong gain over the period, coming off lows. Russia also outperformed, likely in part due to improved corporate governance in the wake of U.S. sanctions that have limited access to financing. Sharp declines were seen in Argentina, which required International Monetary Fund assistance to restructure its debt, as well as Mexico where elections went in a direction not viewed as friendly to free market enterprise. Korea was also in notable negative territory on concerns over slower global growth that were exacerbated by the U.S.-China trade war. Indian equities also declined more than the benchmark, as Prime Minister Modi’s necessary reform efforts have weighed on the domestic economy in the short term.
Contributors and detractors
While the Fund’s performance lagged the benchmark during the sell-off in risk assets seen in late 2018, this was more than offset by strong relative results in 2019 through August 31. Individual stock selection was the primary factor in the Fund’s outperformance relative to the benchmark. The Fund’s country allocation also contributed positively, most notably overweights to Brazil and Indonesia along with an underweight to Korea. Sector allocation detracted marginally, specifically overweights to consumer discretionary and healthcare and underweights to utilities and consumer staples. It should be noted that the Fund’s country and sector weightings are the result of our individual stock selection process rather than top-down analysis.
In China, we have increasingly focused on domestically oriented companies that are less vulnerable to global trade disruptions. Positive contributions from the Fund’s China holdings were highlighted by a pair of companies within consumer staples, premium liquor manufacturers Kweichow Moutai Co., Ltd. and Wuliangye Yibin Co., Ltd. Both companies have seen their results benefit from an increase in high-end consumption supported in part by the government’s recent stimulus efforts. Within consumer discretionary, a pair of educational services companies, TAL Education Group and New Oriental Education & Technology, were notable outperformers as both companies have experienced strong enrollment growth. Within healthcare, a position in WuXi AppTec Group aided performance as the China-based biopharmaceutical company has benefited from the industry trend toward outsourcing of clinical drug trials. Turning to Brazil, shares of rental car company Localiza Rent A Car rose on positive results driven by the recovery in the domestic economy and the growth of rideshare companies such as Uber and Lyft. Low cost airline Azul Brazilian Airlines was another contributor, with results benefiting as Brazil emerges from an
6	Columbia Emerging Markets Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
historically deep recession. In Indonesia, positive contributions were led by Banc Rakyat, a leading microfinance company which has experienced strong profit growth, and Ace Hardware Indonesia, which is well-positioned to benefit from a secular a rise in home ownership.
On the downside, shares of Sunny Optical Technology Co., Ltd., China’s largest manufacturer of smartphone camera components, declined notably. We exited the position on the view that the U.S.-China trade dispute and security concerns are likely to weigh on Chinese technology companies for some time. Nexteer Automotive Group Ltd. was another laggard, as the China-based auto parts company was negatively impacted by shifting supply chains resulting from higher U.S. tariffs. We sold the position during the period. Shares of Chinese online advertising firm 58.com also performed poorly as the slowing domestic economy hurt revenue growth. We have maintained our holdings of 58.com given the company’s leadership position in the Chinese market. Outside of China, detractors included Mexican petrochemical company Mexichem SAB de CB, as slowing growth and regulatory concerns weighed on the stock price.
Portfolio positioning
We continue to use a bottom-up approach designed to identify fast-growing, fundamentally sound companies that are capitalizing on favorable long-term trends, including the increase in emerging market consumers with rising incomes in developing economies. At the close of the reporting period, the Fund’s most meaningful overweights were in the consumer discretionary, communications services and healthcare sectors, while underweights included materials, utilities, consumer staples and industrials.
In China, the government’s focus had shifted away from deleveraging and toward measures to stimulate the economy at the close of the reporting period. The Chinese Purchasing Managers’ Index had shown signs of strengthening, suggesting a return on the part of companies to more of a “business as usual” approach despite the overhang from trade uncertainty. More broadly, we believe that reforms in emerging market economies have the potential to be transformational in unlocking growth potential. Reform efforts in countries such as Indonesia, China and India have been paving the way for greater macro stability and stronger structural growth. In Brazil as well, the new government has been pursuing reforms to boost productivity and address fiscal instability, most notably targeting pensions.
We believe the emerging market valuation case remains compelling, with most valuation metrics below their respective historical levels at the close of the reporting period. In addition, we viewed the improved composition of the emerging market universe, which featured higher quality names, as offering investors an attractive opportunity to invest in solid businesses supported by structural growth trends.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Emerging Markets Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.20	1,017.25	7.90	7.89	1.56
Advisor Class	1,000.00	1,000.00	1,020.60	1,018.50	6.64	6.63	1.31
Class C	1,000.00	1,000.00	1,016.10	1,013.49	11.67	11.66	2.31
Institutional Class	1,000.00	1,000.00	1,020.70	1,018.50	6.64	6.63	1.31
Institutional 2 Class	1,000.00	1,000.00	1,021.50	1,019.20	5.93	5.92	1.17
Institutional 3 Class	1,000.00	1,000.00	1,022.20	1,019.45	5.68	5.67	1.12
Class R	1,000.00	1,000.00	1,018.70	1,015.99	9.16	9.15	1.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Emerging Markets Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.9%
Issuer	Shares	Value ($)
Argentina 0.3%
MercadoLibre, Inc.(a)	7,078	4,208,579
Brazil 11.5%
Arco Platform Ltd., Class A(a)	132,983	6,428,398
B3 SA - Brasil Bolsa Balcao	491,000	5,336,853
BK Brasil Operacao e Assessoria a Restaurantes SA	3,993,900	18,276,842
IRB Brasil Resseguros SA	155,800	3,986,238
Itaú Unibanco Holding SA, ADR	2,772,800	22,847,872
Linx SA	561,400	4,304,383
Localiza Rent a Car SA	1,437,302	16,434,738
Lojas Renner SA	549,340	6,715,187
Magazine Luiza SA	868,800	7,626,390
Notre Dame Intermedica Participacoes SA	910,700	11,924,210
Pagseguro Digital Ltd., Class A(a)	149,475	7,467,771
Petrobras Distribuidora SA	1,475,500	10,208,422
Petroleo Brasileiro SA, ADR	1,477,776	20,023,865
Stone Co., Ltd., Class A(a)	194,585	5,853,117
Total		147,434,286
Canada 0.8%
Parex Resources, Inc.(a)	652,110	9,986,873
China 28.6%
58.Com, Inc., ADR(a)	125,859	6,769,956
Alibaba Group Holding Ltd., ADR(a)	497,827	87,134,660
BeiGene Ltd., ADR(a)	95,216	13,687,300
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Resources Cement Holdings Ltd.	12,272,000	10,843,316
CNOOC Ltd.	9,598,000	14,218,632
Ctrip.com International Ltd., ADR(a)	172,242	5,577,196
HUYA, Inc. ADR(a)	140,515	3,540,978
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	652,711	10,227,233
Kingdee International Software Group Co., Ltd.	5,726,000	5,165,576
Kweichow Moutai Co., Ltd., Class A	40,348	6,448,245
Midea Group Co., Ltd., Class A	1,161,153	8,591,618
NetEase, Inc., ADR	61,638	15,717,690
New Oriental Education & Technology Group, Inc., ADR(a)	105,605	11,975,607
Common Stocks (continued)
Issuer	Shares	Value ($)
Ping An Insurance Group Co. of China Ltd., Class H	2,408,000	27,627,013
Shenzhou International Group Holdings Ltd.	933,000	12,658,305
TAL Education Group, ADR(a)	310,237	11,053,744
Tencent Holdings Ltd.	1,909,900	78,851,240
Tencent Music Entertainment Group, ADR(a)	760,353	10,112,695
Wuliangye Yibin Co., Ltd., Class A	212,023	4,198,248
WuXi AppTec Co., Ltd., Class H	715,680	8,009,863
Wuxi Biologics Cayman, Inc.(a)	1,199,000	12,584,061
Total		364,993,177
Hong Kong 3.2%
AIA Group Ltd.	1,464,400	14,170,645
Galaxy Entertainment Group Ltd.	1,914,000	11,978,734
Melco Resorts & Entertainment Ltd., ADR	157,433	3,274,606
Techtronic Industries Co., Ltd.	1,675,500	11,557,137
Total		40,981,122
Hungary 0.8%
OTP Bank Nyrt	150,345	5,994,950
Richter Gedeon Nyrt	261,293	4,356,442
Total		10,351,392
India 12.0%
Apollo Hospitals Enterprise Ltd.	405,314	8,559,945
Asian Paints Ltd.	500,739	11,347,452
AU Small Finance Bank Ltd.	521,290	4,919,521
Avenue Supermarts Ltd.(a)	230,751	5,079,954
Bajaj Finance Ltd.	119,258	5,572,777
Balkrishna Industries Ltd.	619,122	6,457,615
Biocon Ltd.	1,129,926	3,727,994
Eicher Motors Ltd.	36,230	8,261,133
HDFC Asset Management Co., Ltd.	191,154	6,838,272
HDFC Bank Ltd., ADR	209,997	22,637,677
HDFC Life Insurance Co., Ltd.	1,144,623	8,939,143
Indraprastha Gas Ltd.	1,497,979	7,044,503
Jubilant Foodworks Ltd.	634,709	10,570,037
Maruti Suzuki India Ltd.	50,195	4,306,786
Petronet LNG Ltd.	2,285,927	8,547,615
Reliance Industries Ltd.	1,339,976	23,439,522
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Tech Mahindra Ltd.	699,091	6,788,801
Total		153,038,747
Indonesia 5.9%
PT Ace Hardware Indonesia Tbk	71,267,400	8,656,563
PT Bank Central Asia Tbk	11,331,700	24,320,837
PT Bank Rakyat Indonesia Persero Tbk	90,089,000	27,039,611
PT Pakuwon Jati Tbk	160,903,400	7,248,308
PT Telekomunikasi Indonesia Persero Tbk	25,309,800	7,957,698
Total		75,223,017
Luxembourg 0.5%
Ternium SA, ADR	360,950	6,374,377
Mexico 1.2%
Grupo Financiero Banorte SAB de CV, Class O	2,003,100	10,808,334
Mexichem SAB de CV	2,716,171	4,973,853
Total		15,782,187
Panama 0.9%
Copa Holdings SA, Class A	107,421	11,083,699
Peru 1.2%
Credicorp Ltd.	72,229	14,960,071
Philippines 1.4%
Ayala Land, Inc.	20,084,900	18,240,319
Poland 1.3%
Dino Polska SA(a)	297,929	11,510,075
KRUK SA	122,895	5,124,677
Total		16,634,752
Russian Federation 5.0%
Detsky Mir PJSC	3,393,890	4,589,599
Lukoil PJSC, ADR	193,082	15,563,581
Mail.ru Group Ltd., GDR(a),(d)	405,164	9,134,449
Sberbank of Russia PJSC, ADR	809,745	11,113,784
TCS Group Holding PLC, GDR(d)	447,095	8,315,967
Yandex NV, Class A(a)	394,876	14,649,900
Total		63,367,280
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 4.9%
AVI Ltd.	1,092,276	5,969,446
Capitec Bank Holdings Ltd.	95,555	6,897,284
Clicks Group Ltd.	219,159	2,875,164
Naspers Ltd., Class N	207,252	47,163,471
Total		62,905,365
South Korea 6.9%
KB Financial Group, Inc.	201,426	6,581,204
Pearl Abyss Corp.(a)	29,639	4,769,755
Samsung Electronics Co., Ltd.	1,231,103	44,823,205
SK Hynix, Inc.	276,978	17,737,867
SK Innovation Co., Ltd.	64,317	8,779,759
SK Telecom Co., Ltd.	24,201	4,784,106
Total		87,475,896
Taiwan 5.8%
ASMedia Technology, Inc.	338,000	5,431,572
MediaTek, Inc.	742,000	8,679,416
Silergy Corp.	326,000	7,243,319
Taiwan Semiconductor Manufacturing Co., Ltd.	6,055,048	49,752,091
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	79,182	3,375,529
Total		74,481,927
Thailand 2.7%
Mega Lifesciences PCL, Foreign Registered Shares	4,650,400	4,735,675
Muangthai Capital PCL, Foreign Registered Shares	8,946,500	16,014,101
Srisawad Corp., PCL, Foreign Registered Shares	2,238,610	4,062,881
Tisco Financial Group PCL, Foreign Registered Shares	2,772,900	9,232,960
Total		34,045,617
Total Common Stocks (Cost $844,272,006)		1,211,568,683

Preferred Stocks 2.7%
Issuer	Shares	Value ($)
Brazil 1.7%
Azul SA(a)	859,900	10,042,203
Cia Brasileira de Distribuicao	293,600	6,213,033
Lojas Americanas SA	1,290,900	5,848,173
Total		22,103,409

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Preferred Stocks (continued)
Issuer	Shares	Value ($)
South Korea 1.0%
Samsung Electronics Co., Ltd.	399,050	12,158,075
Total Preferred Stocks (Cost $26,670,363)		34,261,484

Money Market Funds 2.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(e),(f)	31,144,946	31,141,831
Total Money Market Funds (Cost $31,141,831)		31,141,831
Total Investments in Securities (Cost $902,084,200)		1,276,971,998
Other Assets & Liabilities, Net		(155,488)
Net Assets		$1,276,816,510
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2019, the total value of these securities amounted to $1, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2019, the total value of these securities amounted to $17,450,416, which represents 1.37% of total net assets.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	44,632,401	348,576,167	(362,063,622)	31,144,946	(54)	—	635,166	31,141,831
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	4,208,579	—	—	4,208,579
Brazil	147,434,286	—	—	147,434,286
Canada	9,986,873	—	—	9,986,873
China	165,569,826	199,423,350	1	364,993,177
Hong Kong	3,274,606	37,706,516	—	40,981,122
Hungary	—	10,351,392	—	10,351,392
India	22,637,677	130,401,070	—	153,038,747
Indonesia	—	75,223,017	—	75,223,017
Luxembourg	6,374,377	—	—	6,374,377
Mexico	15,782,187	—	—	15,782,187
Panama	11,083,699	—	—	11,083,699
Peru	14,960,071	—	—	14,960,071
Philippines	—	18,240,319	—	18,240,319
Poland	—	16,634,752	—	16,634,752
Russian Federation	14,649,900	48,717,380	—	63,367,280
South Africa	—	62,905,365	—	62,905,365
South Korea	—	87,475,896	—	87,475,896
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Taiwan	3,375,529	71,106,398	—	74,481,927
Thailand	—	34,045,617	—	34,045,617
Total Common Stocks	419,337,610	792,231,072	1	1,211,568,683
Preferred Stocks
Brazil	22,103,409	—	—	22,103,409
South Korea	—	12,158,075	—	12,158,075
Total Preferred Stocks	22,103,409	12,158,075	—	34,261,484
Money Market Funds	31,141,831	—	—	31,141,831
Total Investments in Securities	472,582,850	804,389,147	1	1,276,971,998
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2019	13

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $870,942,369)	$1,245,830,167
Affiliated issuers (cost $31,141,831)	31,141,831
Foreign currency (cost $2,011,966)	2,011,966
Receivable for:
Investments sold	1,483,069
Capital shares sold	496,166
Dividends	1,522,086
Foreign tax reclaims	39,998
Prepaid expenses	8,514
Trustees’ deferred compensation plan	97,770
Total assets	1,282,631,567
Liabilities
Due to custodian	3,188
Payable for:
Investments purchased	3,119,609
Capital shares purchased	2,081,031
Foreign capital gains taxes deferred	363
Management services fees	35,905
Distribution and/or service fees	2,195
Transfer agent fees	134,758
Compensation of board members	330
Compensation of chief compliance officer	87
Other expenses	339,821
Trustees’ deferred compensation plan	97,770
Total liabilities	5,815,057
Net assets applicable to outstanding capital stock	$1,276,816,510
Represented by
Paid in capital	937,976,249
Total distributable earnings (loss) (Note 2)	338,840,261
Total - representing net assets applicable to outstanding capital stock	$1,276,816,510
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$249,512,281
Shares outstanding	20,541,736
Net asset value per share	$12.15
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.89
Advisor Class
Net assets	$23,160,854
Shares outstanding	1,869,389
Net asset value per share	$12.39
Class C
Net assets	$14,829,970
Shares outstanding	1,305,536
Net asset value per share	$11.36
Institutional Class
Net assets	$210,843,843
Shares outstanding	17,144,650
Net asset value per share	$12.30
Institutional 2 Class
Net assets	$161,553,556
Shares outstanding	13,046,087
Net asset value per share	$12.38
Institutional 3 Class
Net assets	$609,791,200
Shares outstanding	49,030,273
Net asset value per share	$12.44
Class R
Net assets	$7,124,806
Shares outstanding	595,917
Net asset value per share	$11.96
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2019	15

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$23,518,017
Dividends — affiliated issuers	635,166
Interest	32,225
Interfund lending	269
Foreign taxes withheld	(2,358,059)
Total income	21,827,618
Expenses:
Management services fees	13,209,425
Distribution and/or service fees
Class A	631,755
Class C	176,752
Class R	42,099
Class T	95
Transfer agent fees
Class A	523,429
Advisor Class	46,416
Class C	36,645
Institutional Class	403,774
Institutional 2 Class	90,766
Institutional 3 Class	48,354
Class R	17,452
Class T	79
Compensation of board members	32,297
Custodian fees	403,826
Printing and postage fees	108,243
Registration fees	138,016
Audit fees	88,348
Legal fees	25,937
Interest on interfund lending	266
Compensation of chief compliance officer	503
Other	278,938
Total expenses	16,303,415
Net investment income	5,524,203
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(14,523,417)
Investments — affiliated issuers	(54)
Foreign currency translations	(489,764)
Net realized loss	(15,013,235)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,977,103
Foreign currency translations	8,053
Foreign capital gains tax	846,600
Net change in unrealized appreciation (depreciation)	9,831,756
Net realized and unrealized loss	(5,181,479)
Net increase in net assets resulting from operations	$342,724
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$5,524,203	$5,791,258
Net realized gain (loss)	(15,013,235)	48,614,991
Net change in unrealized appreciation (depreciation)	9,831,756	(103,432,166)
Net increase (decrease) in net assets resulting from operations	342,724	(49,025,917)
Distributions to shareholders
Net investment income and net realized gains
Advisor Class	(24,274)
Institutional Class	(200,983)
Institutional 2 Class	(359,831)
Institutional 3 Class	(2,014,299)
Net investment income
Class A		(428,669)
Advisor Class		(246,201)
Institutional Class		(663,215)
Institutional 2 Class		(591,542)
Institutional 3 Class		(3,566,018)
Class K		(265)
Class T		(273)
Total distributions to shareholders (Note 2)	(2,599,387)	(5,496,183)
Increase (decrease) in net assets from capital stock activity	(86,007,158)	61,209,749
Total increase (decrease) in net assets	(88,263,821)	6,687,649
Net assets at beginning of year	1,365,080,331	1,358,392,682
Net assets at end of year	$1,276,816,510	$1,365,080,331
Undistributed net investment income	$4,889,117	$2,344,628
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2019	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,226,742	37,908,150	6,518,228	87,750,740
Distributions reinvested	—	—	30,980	414,207
Redemptions	(5,414,706)	(63,444,477)	(5,276,371)	(70,201,930)
Net increase (decrease)	(2,187,964)	(25,536,327)	1,272,837	17,963,017
Advisor Class
Subscriptions	876,086	10,474,656	5,182,839	69,700,665
Distributions reinvested	1,432	15,556	16,026	217,629
Redemptions	(977,592)	(11,589,595)	(4,887,806)	(68,542,788)
Net increase (decrease)	(100,074)	(1,099,383)	311,059	1,375,506
Class C
Subscriptions	279,757	3,043,581	798,806	10,227,940
Redemptions	(911,098)	(9,990,004)	(919,710)	(11,349,229)
Net decrease	(631,341)	(6,946,423)	(120,904)	(1,121,289)
Institutional Class
Subscriptions	7,907,090	92,844,941	7,368,950	100,703,261
Distributions reinvested	12,604	135,877	34,024	458,987
Redemptions	(7,311,724)	(86,023,138)	(4,938,883)	(66,091,619)
Net increase	607,970	6,957,680	2,464,091	35,070,629
Institutional 2 Class
Subscriptions	5,860,742	68,952,373	6,934,574	92,870,933
Distributions reinvested	33,128	359,106	42,452	576,068
Redemptions	(5,409,492)	(63,203,448)	(4,022,170)	(55,890,014)
Net increase	484,378	6,108,031	2,954,856	37,556,987
Institutional 3 Class
Subscriptions	7,975,489	94,409,262	7,735,597	107,784,636
Distributions reinvested	85,596	932,136	104,027	1,417,884
Redemptions	(13,227,089)	(158,079,243)	(9,957,728)	(136,688,116)
Net decrease	(5,166,004)	(62,737,845)	(2,118,104)	(27,485,596)
Class K
Distributions reinvested	—	—	20	256
Redemptions	—	—	(7,495)	(107,872)
Net decrease	—	—	(7,475)	(107,616)
Class R
Subscriptions	165,990	1,911,070	344,871	4,595,479
Redemptions	(391,268)	(4,534,318)	(500,192)	(6,547,665)
Net decrease	(225,278)	(2,623,248)	(155,321)	(1,952,186)
Class T
Distributions reinvested	—	—	21	269
Redemptions	(12,005)	(129,643)	(6,816)	(89,972)
Net decrease	(12,005)	(129,643)	(6,795)	(89,703)
Total net increase (decrease)	(7,230,318)	(86,007,158)	4,594,244	61,209,749
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Annual Report 2019

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Columbia Emerging Markets Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$12.15	0.01	(0.01)	0.00 (c)	—	—
Year Ended 8/31/2018	$12.62	0.02	(0.47)	(0.45)	(0.02)	(0.02)
Year Ended 8/31/2017	$9.99	0.01	2.62	2.63	—	—
Year Ended 8/31/2016	$8.79	(0.01)	1.21	1.20	—	—
Year Ended 8/31/2015	$10.94	(0.01)	(2.14)	(2.15)	(0.00) (c)	(0.00) (c)
Advisor Class
Year Ended 8/31/2019	$12.38	0.04	(0.02)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.84	0.02	(0.43)	(0.41)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.14	0.07	2.63	2.70	—	—
Year Ended 8/31/2016	$8.90	0.01	1.23	1.24	—	—
Year Ended 8/31/2015	$11.08	0.09	(2.24)	(2.15)	(0.03)	(0.03)
Class C
Year Ended 8/31/2019	$11.45	(0.08)	(0.01)	(0.09)	—	—
Year Ended 8/31/2018	$11.96	(0.08)	(0.43)	(0.51)	—	—
Year Ended 8/31/2017	$9.54	(0.06)	2.48	2.42	—	—
Year Ended 8/31/2016	$8.45	(0.08)	1.17	1.09	—	—
Year Ended 8/31/2015	$10.60	(0.08)	(2.07)	(2.15)	—	—
Institutional Class
Year Ended 8/31/2019	$12.29	0.05	(0.03)	0.02	(0.01)	(0.01)
Year Ended 8/31/2018	$12.76	0.05	(0.47)	(0.42)	(0.05)	(0.05)
Year Ended 8/31/2017	$10.07	0.04	2.65	2.69	—	—
Year Ended 8/31/2016	$8.84	0.01	1.22	1.23	—	—
Year Ended 8/31/2015	$11.00	0.02	(2.15)	(2.13)	(0.03)	(0.03)
Institutional 2 Class
Year Ended 8/31/2019	$12.37	0.07	(0.03)	0.04	(0.03)	(0.03)
Year Ended 8/31/2018	$12.84	0.08	(0.49)	(0.41)	(0.06)	(0.06)
Year Ended 8/31/2017	$10.12	0.06	2.66	2.72	—	—
Year Ended 8/31/2016	$8.87	0.05	1.20	1.25	—	—
Year Ended 8/31/2015	$11.05	0.11	(2.24)	(2.13)	(0.05)	(0.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$12.15	0.00%	1.58% (d)	1.58% (d)	0.12%	38%	$249,512
Year Ended 8/31/2018	$12.15	(3.58%)	1.54%	1.54% (e)	0.12%	39%	$276,209
Year Ended 8/31/2017	$12.62	26.33%	1.65% (f)	1.62% (e),(f)	0.14%	51%	$270,816
Year Ended 8/31/2016	$9.99	13.65%	1.67% (f)	1.67% (e),(f)	(0.16%)	81%	$244,190
Year Ended 8/31/2015	$8.79	(19.65%)	1.62% (f)	1.62% (e),(f)	(0.07%)	76%	$238,932
Advisor Class
Year Ended 8/31/2019	$12.39	0.20%	1.33% (d)	1.33% (d)	0.36%	38%	$23,161
Year Ended 8/31/2018	$12.38	(3.26%)	1.29%	1.29% (e)	0.14%	39%	$24,379
Year Ended 8/31/2017	$12.84	26.63%	1.41% (f)	1.37% (e),(f)	0.68%	51%	$21,298
Year Ended 8/31/2016	$10.14	13.93%	1.42% (f)	1.42% (e),(f)	0.13%	81%	$2,205
Year Ended 8/31/2015	$8.90	(19.45%)	1.39% (f)	1.39% (e),(f)	0.91%	76%	$1,827
Class C
Year Ended 8/31/2019	$11.36	(0.79%)	2.33% (d)	2.33% (d)	(0.69%)	38%	$14,830
Year Ended 8/31/2018	$11.45	(4.26%)	2.29%	2.29% (e)	(0.62%)	39%	$22,177
Year Ended 8/31/2017	$11.96	25.37%	2.40% (f)	2.37% (e),(f)	(0.57%)	51%	$24,616
Year Ended 8/31/2016	$9.54	12.90%	2.42% (f)	2.42% (e),(f)	(0.92%)	81%	$19,419
Year Ended 8/31/2015	$8.45	(20.28%)	2.37% (f)	2.37% (e),(f)	(0.83%)	76%	$20,462
Institutional Class
Year Ended 8/31/2019	$12.30	0.20%	1.33% (d)	1.33% (d)	0.41%	38%	$210,844
Year Ended 8/31/2018	$12.29	(3.35%)	1.29%	1.29% (e)	0.40%	39%	$203,193
Year Ended 8/31/2017	$12.76	26.71%	1.40% (f)	1.37% (e),(f)	0.39%	51%	$179,501
Year Ended 8/31/2016	$10.07	13.91%	1.42% (f)	1.42% (e),(f)	0.07%	81%	$647,011
Year Ended 8/31/2015	$8.84	(19.41%)	1.37% (f)	1.37% (e),(f)	0.18%	76%	$760,839
Institutional 2 Class
Year Ended 8/31/2019	$12.38	0.36%	1.18% (d)	1.18% (d)	0.55%	38%	$161,554
Year Ended 8/31/2018	$12.37	(3.22%)	1.16%	1.16%	0.58%	39%	$155,442
Year Ended 8/31/2017	$12.84	26.88%	1.22% (f)	1.22% (f)	0.57%	51%	$123,364
Year Ended 8/31/2016	$10.12	14.09%	1.26% (f)	1.26% (f)	0.54%	81%	$113,041
Year Ended 8/31/2015	$8.87	(19.35%)	1.21% (f)	1.21% (f)	1.08%	76%	$17,559
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$12.43	0.07	(0.02)	0.05	(0.04)	(0.04)
Year Ended 8/31/2018	$12.90	0.07	(0.47)	(0.40)	(0.07)	(0.07)
Year Ended 8/31/2017	$10.17	0.10	2.63	2.73	—	—
Year Ended 8/31/2016	$8.90	0.05	1.22	1.27	—	—
Year Ended 8/31/2015	$11.09	0.05	(2.19)	(2.14)	(0.05)	(0.05)
Class R
Year Ended 8/31/2019	$11.99	(0.02)	(0.01)	(0.03)	—	—
Year Ended 8/31/2018	$12.47	(0.02)	(0.46)	(0.48)	—	—
Year Ended 8/31/2017	$9.89	(0.01)	2.59	2.58	—	—
Year Ended 8/31/2016	$8.72	(0.03)	1.20	1.17	—	—
Year Ended 8/31/2015	$10.89	(0.03)	(2.14)	(2.17)	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Emerging Markets Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	$12.44	0.43%	1.13% (d)	1.13% (d)	0.58%	38%	$609,791
Year Ended 8/31/2018	$12.43	(3.18%)	1.10%	1.10%	0.54%	39%	$673,688
Year Ended 8/31/2017	$12.90	26.84%	1.19% (f)	1.19% (f)	0.86%	51%	$726,291
Year Ended 8/31/2016	$10.17	14.27%	1.20% (f)	1.20% (f)	0.58%	81%	$22,104
Year Ended 8/31/2015	$8.90	(19.34%)	1.15% (f)	1.15% (f)	0.46%	76%	$5,351
Class R
Year Ended 8/31/2019	$11.96	(0.25%)	1.83% (d)	1.83% (d)	(0.16%)	38%	$7,125
Year Ended 8/31/2018	$11.99	(3.85%)	1.79%	1.79% (e)	(0.17%)	39%	$9,847
Year Ended 8/31/2017	$12.47	26.09%	1.90% (f)	1.87% (e),(f)	(0.08%)	51%	$12,175
Year Ended 8/31/2016	$9.89	13.42%	1.92% (f)	1.92% (e),(f)	(0.37%)	81%	$9,683
Year Ended 8/31/2015	$8.72	(19.93%)	1.87% (f)	1.87% (e),(f)	(0.30%)	76%	$6,997
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Annual Report 2019	23

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
24	Columbia Emerging Markets Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Emerging Markets Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal
26	Columbia Emerging Markets Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 1.03% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Emerging Markets Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.21
Class C	0.21
Institutional Class	0.21
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.21
Class T	0.06 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	219,981
Class C	—	1.00 (b)	4,058
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
28	Columbia Emerging Markets Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.65%	1.65%
Advisor Class	1.40	1.40
Class C	2.40	2.40
Institutional Class	1.40	1.40
Institutional 2 Class	1.26	1.27
Institutional 3 Class	1.21	1.22
Class R	1.90	1.90
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, capital loss carryforward, foreign capital gains tax and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(380,327)	380,327	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Emerging Markets Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,599,387	—	2,599,387	5,496,183	—	5,496,183
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
4,987,217	—	(40,549,041)	374,505,153
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
902,466,845	415,753,530	(41,248,377)	374,505,153
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(40,549,041)	—	(40,549,041)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $481,815,012 and $550,102,126, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
30	Columbia Emerging Markets Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	850,000	2.82	4
Lender	550,000	2.92	6
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime
Columbia Emerging Markets Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
August 31, 2019
loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Shareholder concentration risk
At August 31, 2019, two unaffiliated shareholders of record owned 38.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 34.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Emerging Markets Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Emerging Markets Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Emerging Markets Fund | Annual Report 2019	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	0.22%	$2,358,059	$0.02	$23,501,645	$0.23
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
34	Columbia Emerging Markets Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Columbia Emerging Markets Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
36	Columbia Emerging Markets Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Emerging Markets Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Emerging Markets Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
38	Columbia Emerging Markets Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee
Columbia Emerging Markets Fund | Annual Report 2019	39

Board Consideration and Approval of Management
Agreement  (continued)

and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the ninety-second, fifty-sixth and forty-third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
40	Columbia Emerging Markets Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Emerging Markets Fund | Annual Report 2019	41

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Columbia Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN142_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Greater China Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Greater China Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Greater China Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Co-Portfolio Manager
Managed Fund since January 2019
Jasmine (Weili) Huang, CFA, CPA (U.S. and China), CFM*
Co-Portfolio Manager
Managed Fund since 2005
*Ms. Huang is on a medical leave of absence, a timetable for her return is not set.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	1.28	6.83	7.51
	Including sales charges		-4.54	5.57	6.87
Advisor Class*		03/19/13	1.53	7.10	7.68
Class C	Excluding sales charges	05/16/97	0.53	6.03	6.70
	Including sales charges		-0.41	6.03	6.70
Institutional Class		05/16/97	1.54	7.10	7.78
Institutional 2 Class*		11/08/12	1.65	7.23	7.78
Institutional 3 Class*		03/01/17	1.69	7.04	7.61
MSCI China Index (Net)			-5.25	4.66	5.34
Hang Seng Index			-7.60	0.56	2.58
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Greater China Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Tencent Holdings Ltd.	22.0
Alibaba Group Holding Ltd., ADR	17.0
Ping An Insurance Group Co. of China Ltd., Class H	5.8
Shenzhou International Group Holdings Ltd.	4.2
CNOOC Ltd.	4.1
China Construction Bank Corp., Class H	3.8
China Mengniu Dairy Co., Ltd.	2.7
NetEase, Inc., ADR	2.7
TAL Education Group, ADR	2.3
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	2.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	26.6
Consumer Discretionary	30.8
Consumer Staples	9.9
Energy	4.2
Financials	14.0
Health Care	9.4
Industrials	1.9
Information Technology	0.7
Materials	1.1
Real Estate	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Greater China Fund | Annual Report 2019

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2019)
China	96.2
Hong Kong	3.2
United States(a)	0.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Greater China Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned 1.28% excluding sales charges. The Fund’s performance exceeded the MSCI China Index (Net) benchmark return of -5.25% and the Hang Seng Index return of -7.60%, for the same 12-month period. Selection within communication services, consumer staples and financials added to the Fund’s relative performance, while selection within information technology constrained return.
Trade and monetary policy concerns overhung market
The 12 months ended August 31, 2019 saw notable volatility in risk assets including Chinese equities. The period opened against the backdrop of a slowing global economy and an escalating U.S.-China trade war. A sharp risk-off tone in late 2018 was driven by concerns that the U.S. Federal Reserve (Fed) would overshoot in raising rates given the already fragile growth outlook. The Fed responded to the deterioration in sentiment by executing a policy pivot entering 2019, signaling a pause in rate increases along with announcing an early end to its balance sheet reduction program. The Chinese government also moved toward increasing accommodation by putting to the side deleveraging efforts and adding stimulus in the form of lower bank reserve requirements, tax cuts and targeted infrastructure spending. Along with signs of modest progress in trade negotiations, these developments supported a rebound in global equities over the first few months of 2019.
However, the rally would be derailed in early May as President Trump announced plans to raise tariffs from 10% to 25% on some $200 billion in imports from China. Sentiment was subsequently buffered to a degree as the Fed indicated a willingness to cut its benchmark overnight lending rate as needed to offset the impact on global growth of higher tariffs
Fund performance aided by security selection
For the 12 months ended August 31, 2019, performance in the Chinese market was led by domestically focused sectors such as consumer staples, consumer discretionary and utilities. By contrast, energy, healthcare, information technology and industrials issues lagged as the trade war weighed on these sectors.
Security selection was the primary driver of the Fund’s outperformance relative to the MSCI benchmark, highlighted by choices within communication services, consumer staples and financials. Selection within information technology detracted from relative performance. The Fund’s sector allocations in aggregate added modestly to returns versus the benchmark as we sought to focus on companies with results primarily reliant on the domestic consumer.
Within communication services, contributions were led by exposure to Netease, as the internet technology company benefited from a more relaxed regulatory environment around online games. An underweight to internet search company Baidu also added to relative performance, as the slowing Chinese economy has hampered growth in online searches and associated advertising revenue. Within consumer discretionary, a pair of educational services companies, TAL Education Group and New Oriental Education & Technology, were notable outperformers as both companies have experienced strong enrollment growth. In consumer staples, positive results for premium liquor manufacturer Kweichow Moutai have been driven by an increase in high-end consumption, while China Resources Beer, brewer of the world’s best-selling beer, has seen its results benefit as it pursues a “premiumization” strategy. In financials, contributions were led by Ping An Insurance, which given its market leadership is well-positioned to experience further growth from addressing what we believe to be the underpenetrated Chinese insurance market. Within health care, a position in WuXi AppTec Group aided performance as the biopharmaceutical company has benefited from the industry trend toward outsourcing of clinical drug trials.
On the downside, as noted selection within information technology was the leading constraint on return. Shares of Sunny Optical, China’s largest manufacturer of smartphone camera components, declined notably. We exited the position on the view that the U.S.-China trade dispute and security concerns are likely to weigh on Chinese technology companies for some time. Online advertising agency Focus Media Internet Technology also performed poorly, and we sold out of that position as well.
Focus on secular growth themes
We continue to use a bottom-up approach designed to identify fast-growing, fundamentally sound companies that we believe are capitalizing on favorable long-term trends, including the emerging Chinese consumer fueled by rising incomes.
6	Columbia Greater China Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
In China, the government’s focus had shifted away from deleveraging and toward measures to stimulate the economy at the close of the reporting period. Chinese Purchasing Managers’ Index had shown some signs of strengthening, suggesting a return on the part of companies to more of a “business as usual” approach despite the overhang from trade concerns. However, real activity growth remained under pressure, with particular headwinds related to exports. We had observed an increase in government support for the private sector and an improvement in the regulatory environment.
In managing the Fund, our investment focus remains on long-term secular Chinese domestic growth themes rather than global trade and cyclical trends. We continue to believe the long-term outlook for China’s “new economy” remains robust and that market volatility can create opportunities to invest in high quality companies at reasonable prices.
Marketrisk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Concentration in the Greater China region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. As a non-diversified fund, fewer investments could have a greater affect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Greater China Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.30	1,017.45	7.69	7.69	1.52
Advisor Class	1,000.00	1,000.00	1,019.70	1,018.65	6.48	6.48	1.28
Class C	1,000.00	1,000.00	1,014.60	1,013.69	11.46	11.46	2.27
Institutional Class	1,000.00	1,000.00	1,019.70	1,018.70	6.43	6.43	1.27
Institutional 2 Class	1,000.00	1,000.00	1,020.30	1,019.10	6.03	6.02	1.19
Institutional 3 Class	1,000.00	1,000.00	1,020.60	1,019.35	5.77	5.77	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Greater China Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 26.4%
Entertainment 4.6%
HUYA, Inc. ADR(a)	48,227	1,215,321
NetEase, Inc., ADR	11,446	2,918,730
Tencent Music Entertainment Group, ADR(a)	63,623	846,186
Total		4,980,237
Interactive Media & Services 21.8%
Tencent Holdings Ltd.	577,100	23,825,881
Total Communication Services		28,806,118
Consumer Discretionary 30.7%
Diversified Consumer Services 4.4%
New Oriental Education & Technology Group, Inc., ADR(a)	20,630	2,339,442
TAL Education Group, ADR(a)	70,085	2,497,128
Total		4,836,570
Hotels, Restaurants & Leisure 1.8%
China International Travel Service Corp., Ltd., Class A	35,000	468,345
Galaxy Entertainment Group Ltd.	246,000	1,539,587
Total		2,007,932
Household Durables 2.3%
Haier Smart Home Co., Ltd., Class A	356,620	794,053
Midea Group Co., Ltd., Class A	224,975	1,664,638
Total		2,458,691
Internet & Direct Marketing Retail 17.6%
Alibaba Group Holding Ltd., ADR(a)	105,061	18,388,827
Ctrip.com International Ltd., ADR(a)	23,985	776,634
Total		19,165,461
Specialty Retail 0.4%
Zhongsheng Group Holdings Ltd.	124,000	386,509
Textiles, Apparel & Luxury Goods 4.2%
Shenzhou International Group Holdings Ltd.	336,000	4,558,618
Total Consumer Discretionary		33,413,781
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 9.8%
Beverages 5.9%
China Resources Beer Holdings Co., Ltd.	392,000	2,218,905
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	154,290	2,417,548
Kweichow Moutai Co., Ltd., Class A	11,700	1,869,844
Total		6,506,297
Food Products 3.9%
China Mengniu Dairy Co., Ltd.	748,000	2,959,046
Foshan Haitian Flavouring & Food Co., Ltd., Class A	79,136	1,269,631
Total		4,228,677
Total Consumer Staples		10,734,974
Energy 4.1%
Oil, Gas & Consumable Fuels 4.1%
CNOOC Ltd.	3,029,500	4,487,950
Total Energy		4,487,950
Financials 14.0%
Banks 6.8%
China Construction Bank Corp., Class H	5,476,340	4,069,548
China Merchants Bank Co., Ltd., Class H	318,500	1,445,023
Industrial & Commercial Bank of China Ltd., Class H	3,021,000	1,905,215
Total		7,419,786
Insurance 7.2%
AIA Group Ltd.	161,200	1,559,893
Ping An Insurance Group Co. of China Ltd., Class H	543,500	6,235,582
Total		7,795,475
Total Financials		15,215,261
Health Care 9.4%
Biotechnology 2.8%
BeiGene Ltd., ADR(a)	9,283	1,334,431
CStone Pharmaceuticals(a)	450,000	661,191
Zai Lab Ltd., ADR(a)	32,460	1,058,520
Total		3,054,142
Life Sciences Tools & Services 2.9%
WuXi AppTec Co., Ltd., Class H	124,880	1,397,652
Wuxi Biologics Cayman, Inc.(a)	170,500	1,789,477
Total		3,187,129
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 3.7%
China Animal Healthcare Ltd.(a),(b),(c),(d)	1,050,000	0
CSPC Pharmaceutical Group Ltd.	686,000	1,366,827
Jiangsu Hengrui Medicine Co., Ltd., Class A	52,131	584,234
Sino Biopharmaceutical Ltd.	1,375,500	2,038,037
Total		3,989,098
Total Health Care		10,230,369
Industrials 1.9%
Electrical Equipment 0.8%
Zhuzhou CRRC Times Electric Co., Ltd., Class H	202,100	802,297
Machinery 0.3%
Techtronic Industries Co., Ltd.	51,000	351,784
Transportation Infrastructure 0.8%
Shanghai International Airport Co., Ltd., Class A	73,800	868,168
Total Industrials		2,022,249
Information Technology 0.7%
Software 0.7%
Kingdee International Software Group Co., Ltd.	873,000	787,556
Total Information Technology		787,556
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.1%
Construction Materials 1.1%
China Resources Cement Holdings Ltd.	1,394,000	1,231,713
Total Materials		1,231,713
Real Estate 1.3%
Real Estate Management & Development 1.3%
China Resources Land Ltd.	360,000	1,459,502
Total Real Estate		1,459,502
Total Common Stocks (Cost $54,321,687)		108,389,473

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(e),(f)	635,900	635,836
Total Money Market Funds (Cost $635,836)		635,836
Total Investments in Securities (Cost: $54,957,523)		109,025,309
Other Assets & Liabilities, Net		(45,840)
Net Assets		108,979,469

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2019, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	6,297,619	39,997,465	(45,659,184)	635,900	51	—	68,381	635,836
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	4,980,237	23,825,881	—	28,806,118
Consumer Discretionary	24,002,031	9,411,750	—	33,413,781
Consumer Staples	—	10,734,974	—	10,734,974
Energy	—	4,487,950	—	4,487,950
Financials	—	15,215,261	—	15,215,261
Health Care	2,392,951	7,837,418	0*	10,230,369
Industrials	—	2,022,249	—	2,022,249
Information Technology	—	787,556	—	787,556
Materials	—	1,231,713	—	1,231,713
Real Estate	—	1,459,502	—	1,459,502
Total Common Stocks	31,375,219	77,014,254	0*	108,389,473
Money Market Funds	635,836	—	—	635,836
Total Investments in Securities	32,011,055	77,014,254	0*	109,025,309

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Annual Report 2019

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $54,321,687)	$108,389,473
Affiliated issuers (cost $635,836)	635,836
Cash	29
Receivable for:
Capital shares sold	17,861
Dividends	49,115
Prepaid expenses	714
Trustees’ deferred compensation plan	68,808
Total assets	109,161,836
Liabilities
Payable for:
Capital shares purchased	61,748
Management services fees	2,830
Distribution and/or service fees	519
Transfer agent fees	14,320
Compensation of chief compliance officer	8
Audit fees	19,225
Custodian fees	11,358
Other expenses	3,551
Trustees’ deferred compensation plan	68,808
Total liabilities	182,367
Net assets applicable to outstanding capital stock	$108,979,469
Represented by
Paid in capital	53,463,616
Total distributable earnings (loss) (Note 2)	55,515,853
Total - representing net assets applicable to outstanding capital stock	$108,979,469
Class A
Net assets	$65,762,336
Shares outstanding	1,461,239
Net asset value per share	$45.00
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$47.75
Advisor Class
Net assets	$1,027,223
Shares outstanding	20,466
Net asset value per share	$50.19
Class C
Net assets	$2,553,867
Shares outstanding	62,348
Net asset value per share	$40.96
Institutional Class
Net assets	$31,243,913
Shares outstanding	634,588
Net asset value per share	$49.23
Institutional 2 Class
Net assets	$3,001,300
Shares outstanding	59,575
Net asset value per share	$50.38
Institutional 3 Class
Net assets	$5,390,830
Shares outstanding	109,849
Net asset value per share(a)	$49.08

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2019	13

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,786,174
Dividends — affiliated issuers	68,381
Foreign taxes withheld	(128,387)
Total income	1,726,168
Expenses:
Management services fees	1,101,436
Distribution and/or service fees
Class A	166,442
Class C	41,736
Class T	2
Transfer agent fees
Class A	98,264
Advisor Class	4,444
Class C	6,210
Institutional Class	50,418
Institutional 2 Class	1,787
Institutional 3 Class	510
Class T	1
Compensation of board members	15,166
Custodian fees	17,259
Printing and postage fees	21,376
Registration fees	95,803
Audit fees	39,274
Legal fees	2,312
Interest on interfund lending	172
Compensation of chief compliance officer	46
Other	20,439
Total expenses	1,683,097
Net investment income	43,071
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,556,911
Investments — affiliated issuers	51
Foreign currency translations	(15,419)
Net realized gain	2,541,543
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(2,754,977)
Foreign currency translations	33
Net change in unrealized appreciation (depreciation)	(2,754,944)
Net realized and unrealized loss	(213,401)
Net decrease in net assets resulting from operations	$(170,330)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income (loss)	$43,071	$(207,375)
Net realized gain	2,541,543	9,630,829
Net change in unrealized appreciation (depreciation)	(2,754,944)	(3,756,926)
Net increase (decrease) in net assets resulting from operations	(170,330)	5,666,528
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,661,678)
Advisor Class	(97,147)
Class C	(279,328)
Institutional Class	(1,849,058)
Institutional 2 Class	(130,519)
Institutional 3 Class	(374,829)
Net investment income
Class A		(417,242)
Advisor Class		(9,370)
Institutional Class		(254,856)
Institutional 2 Class		(16,423)
Institutional 3 Class		(48,186)
Class T		(16)
Net realized gains
Class A		(999,421)
Advisor Class		(16,158)
Class C		(142,541)
Institutional Class		(436,288)
Institutional 2 Class		(25,504)
Institutional 3 Class		(75,324)
Class T		(38)
Total distributions to shareholders (Note 2)	(6,392,559)	(2,441,367)
Increase (decrease) in net assets from capital stock activity	(14,903,835)	2,163,844
Total increase (decrease) in net assets	(21,466,724)	5,389,005
Net assets at beginning of year	130,446,193	125,057,188
Net assets at end of year	$108,979,469	$130,446,193
Excess of distributions over net investment income	$(68,808)	$(786,878)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	293,595	13,045,239	488,536	25,350,672
Distributions reinvested	84,947	3,282,349	25,274	1,257,391
Redemptions	(466,874)	(20,192,754)	(460,353)	(23,554,912)
Net increase (decrease)	(88,332)	(3,865,166)	53,457	3,053,151
Advisor Class
Subscriptions	110,263	5,328,559	49,981	2,825,421
Distributions reinvested	2,255	97,017	464	25,473
Redemptions	(130,492)	(6,322,936)	(75,925)	(4,056,287)
Net decrease	(17,974)	(897,360)	(25,480)	(1,205,393)
Class C
Subscriptions	19,516	782,288	67,512	3,183,493
Distributions reinvested	7,589	268,361	2,943	135,746
Redemptions	(92,940)	(3,736,176)	(158,393)	(7,532,398)
Net decrease	(65,835)	(2,685,527)	(87,938)	(4,213,159)
Institutional Class
Subscriptions	295,807	13,942,662	438,459	24,336,834
Distributions reinvested	32,556	1,373,839	11,538	622,116
Redemptions	(523,058)	(24,321,127)	(395,992)	(21,306,306)
Net increase (decrease)	(194,695)	(9,004,626)	54,005	3,652,644
Institutional 2 Class
Subscriptions	40,978	2,022,243	62,028	3,525,467
Distributions reinvested	3,021	130,388	761	41,868
Redemptions	(28,907)	(1,410,541)	(36,118)	(2,069,011)
Net increase	15,092	742,090	26,671	1,498,324
Institutional 3 Class
Subscriptions	119,938	5,653,638	46,467	2,552,658
Distributions reinvested	6,638	278,940	263	14,088
Redemptions	(110,078)	(5,123,412)	(57,187)	(3,188,469)
Net increase (decrease)	16,498	809,166	(10,457)	(621,723)
Class T
Redemptions	(57)	(2,412)	—	—
Net decrease	(57)	(2,412)	—	—
Total net increase (decrease)	(335,303)	(14,903,835)	10,258	2,163,844
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Annual Report 2019

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Columbia Greater China Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$47.25	0.00 (c)	0.20 (d)	—	0.20	—	(2.45)	(2.45)
Year Ended 8/31/2018	$45.67	(0.10)	2.62	—	2.52	(0.28)	(0.66)	(0.94)
Year Ended 8/31/2017	$35.20	0.06	10.41	—	10.47	—	—	—
Year Ended 8/31/2016	$33.33	(0.04)	3.66	—	3.62	(0.05)	(1.70)	(1.75)
Year Ended 8/31/2015	$45.93	0.02	(3.87)	0.15	(3.70)	(0.30)	(8.60)	(8.90)
Advisor Class
Year Ended 8/31/2019	$52.25	(0.12)	0.51 (d)	—	0.39	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.38	0.12	2.80	—	2.92	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.74	0.18	11.46	—	11.64	—	—	—
Year Ended 8/31/2016	$36.53	0.11	3.96	—	4.07	(0.16)	(1.70)	(1.86)
Year Ended 8/31/2015	$49.47	1.09	(5.18)	0.16	(3.93)	(0.41)	(8.60)	(9.01)
Class C
Year Ended 8/31/2019	$43.57	(0.41)	0.25 (d)	—	(0.16)	—	(2.45)	(2.45)
Year Ended 8/31/2018	$42.24	(0.43)	2.42	—	1.99	—	(0.66)	(0.66)
Year Ended 8/31/2017	$32.81	(0.24)	9.67	—	9.43	—	—	—
Year Ended 8/31/2016	$31.35	(0.22)	3.38	—	3.16	—	(1.70)	(1.70)
Year Ended 8/31/2015	$43.71	(0.28)	(3.62)	0.14	(3.76)	—	(8.60)	(8.60)
Institutional Class
Year Ended 8/31/2019	$51.30	0.08	0.30 (d)	—	0.38	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.49	0.03	2.83	—	2.86	(0.39)	(0.66)	(1.05)
Year Ended 8/31/2017	$38.05	0.17	11.27	—	11.44	—	—	—
Year Ended 8/31/2016	$35.91	0.12	3.87	—	3.99	(0.15)	(1.70)	(1.85)
Year Ended 8/31/2015	$48.78	0.38	(4.39)	0.16	(3.85)	(0.42)	(8.60)	(9.02)
Institutional 2 Class
Year Ended 8/31/2019	$52.38	0.16	0.29 (d)	—	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.52	0.11	2.84	—	2.95	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017	$38.80	0.22	11.50	—	11.72	—	—	—
Year Ended 8/31/2016	$36.58	0.24	3.90	—	4.14	(0.22)	(1.70)	(1.92)
Year Ended 8/31/2015	$49.52	0.52	(4.54)	0.16	(3.86)	(0.48)	(8.60)	(9.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Greater China Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$45.00	1.28%	1.53% (e)	1.53% (e)	0.00% (c)	18%	$65,762
Year Ended 8/31/2018	$47.25	5.41%	1.51% (f)	1.51% (f),(g)	(0.20%)	26%	$73,210
Year Ended 8/31/2017	$45.67	29.74%	1.55% (h)	1.55% (g),(h)	0.17%	35%	$68,323
Year Ended 8/31/2016	$35.20	10.97%	1.60% (f)	1.60% (f),(g)	(0.11%)	39%	$58,385
Year Ended 8/31/2015	$33.33	(9.49%) (i)	1.56% (f)	1.56% (f),(g)	0.04%	74%	$63,284
Advisor Class
Year Ended 8/31/2019	$50.19	1.53%	1.29% (e)	1.29% (e)	(0.23%)	18%	$1,027
Year Ended 8/31/2018	$52.25	5.69%	1.26% (f)	1.26% (f),(g)	0.22%	26%	$2,008
Year Ended 8/31/2017	$50.38	30.05%	1.30% (h)	1.30% (g),(h)	0.43%	35%	$3,220
Year Ended 8/31/2016	$38.74	11.27%	1.36% (f)	1.36% (f),(g)	0.30%	39%	$3,532
Year Ended 8/31/2015	$36.53	(9.26%) (i)	1.29% (f)	1.29% (f),(g)	2.47%	74%	$2,473
Class C
Year Ended 8/31/2019	$40.96	0.53%	2.28% (e)	2.28% (e)	(1.02%)	18%	$2,554
Year Ended 8/31/2018	$43.57	4.63%	2.26% (f)	2.26% (f),(g)	(0.90%)	26%	$5,585
Year Ended 8/31/2017	$42.24	28.74%	2.29% (h)	2.29% (g),(h)	(0.70%)	35%	$9,130
Year Ended 8/31/2016	$32.81	10.15%	2.36% (f)	2.36% (f),(g)	(0.71%)	39%	$10,952
Year Ended 8/31/2015	$31.35	(10.16%) (i)	2.32% (f)	2.32% (f),(g)	(0.71%)	74%	$12,103
Institutional Class
Year Ended 8/31/2019	$49.23	1.54%	1.28% (e)	1.28% (e)	0.17%	18%	$31,244
Year Ended 8/31/2018	$51.30	5.68%	1.26% (f)	1.26% (f),(g)	0.05%	26%	$42,542
Year Ended 8/31/2017	$49.49	30.07%	1.29% (h)	1.29% (g),(h)	0.43%	35%	$38,369
Year Ended 8/31/2016	$38.05	11.24%	1.35% (f)	1.35% (f),(g)	0.34%	39%	$40,293
Year Ended 8/31/2015	$35.91	(9.24%) (i)	1.31% (f)	1.31% (f),(g)	0.86%	74%	$49,047
Institutional 2 Class
Year Ended 8/31/2019	$50.38	1.65%	1.20% (e)	1.20% (e)	0.32%	18%	$3,001
Year Ended 8/31/2018	$52.38	5.73%	1.18% (f)	1.18% (f)	0.19%	26%	$2,330
Year Ended 8/31/2017	$50.52	30.21%	1.18% (h)	1.18% (h)	0.54%	35%	$900
Year Ended 8/31/2016	$38.80	11.44%	1.21% (f)	1.21% (f)	0.66%	39%	$879
Year Ended 8/31/2015	$36.58	(9.11%) (i)	1.16% (f)	1.16% (f)	1.17%	74%	$438
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$51.08	0.20	0.25 (d)	—	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.25	0.09	2.83	—	2.92	(0.43)	(0.66)	(1.09)
Year Ended 8/31/2017(j)	$38.50	0.22	10.53	—	10.75	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	The benefits derived from expense reductions had an impact of less than 0.01%.
(h)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class
08/31/2017	0.06%	0.05%	0.06%	0.06%	0.06%

(i)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.33%.
(j)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(k)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Greater China Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	$49.08	1.69%	1.14% (e)	1.14% (e)	0.42%	18%	$5,391
Year Ended 8/31/2018	$51.08	5.82%	1.13% (f)	1.13% (f)	0.17%	26%	$4,768
Year Ended 8/31/2017(j)	$49.25	27.92%	1.22% (k)	1.22% (k)	1.45% (k)	35%	$5,112
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Annual Report 2019	21

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Greater China Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Greater China Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
August 31, 2019
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
24	Columbia Greater China Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.95% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class T	0.05 (a)

Columbia Greater China Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	56,476
Class C	—	1.00 (b)	2,327
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Greater China Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.85%	1.86%
Advisor Class	1.60	1.61
Class C	2.60	2.61
Institutional Class	1.60	1.61
Institutional 2 Class	1.53	1.54
Institutional 3 Class	1.47	1.48
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, net operating loss reclassification and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
674,999	15,420	(690,419)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	6,392,559	6,392,559	746,093	1,695,274	2,441,367
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia Greater China Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,726,687	—	53,857,939
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
55,167,370	55,992,724	(2,134,785)	53,857,939
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $20,707,149 and $36,100,641, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	700,000	2.95	3
28	Columbia Greater China Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Columbia Greater China Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
Shareholder concentration risk
At August 31, 2019, one unaffiliated shareholder of record owned 10.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Greater China Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Greater China Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Greater China Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Greater China Fund | Annual Report 2019	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$2,684,811	$128,387	$0.05	$1,786,303	$0.76
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
32	Columbia Greater China Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Greater China Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Greater China Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Greater China Fund | Annual Report 2019	35

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Greater China Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
36	Columbia Greater China Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the seventy-third, fifty-fifth and twenty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
Columbia Greater China Fund | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
38	Columbia Greater China Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Greater China Fund | Annual Report 2019	39

Columbia Greater China Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN158_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Mid Cap Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Mid Cap Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mid Cap Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
Matthew Litfin, CFA
Lead Portfolio Manager
Managed Fund since 2018
Erika Maschmeyer, CFA
Portfolio Manager
Managed Fund since 2018
John Emerson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	2.78	9.17	12.79
	Including sales charges		-3.13	7.89	12.13
Advisor Class*		11/08/12	3.08	9.45	13.07
Class C	Excluding sales charges	10/13/03	2.03	8.35	11.95
	Including sales charges		1.26	8.35	11.95
Institutional Class		11/20/85	3.07	9.45	13.08
Institutional 2 Class*		03/07/11	3.11	9.55	13.18
Institutional 3 Class		07/15/09	3.18	9.62	13.23
Class R		01/23/06	2.56	8.90	12.51
Class V	Excluding sales charges	11/01/02	2.83	9.18	12.77
	Including sales charges		-3.08	7.89	12.10
Russell Midcap Growth Index			5.96	10.72	14.85
Russell Midcap Index			0.54	7.94	13.48
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mid Cap Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
O’Reilly Automotive, Inc.	2.5
Aspen Technology, Inc.	2.4
Booz Allen Hamilton Holdings Corp.	2.4
Tractor Supply Co.	2.3
ANSYS, Inc.	2.3
Teradyne, Inc.	2.3
IDEXX Laboratories, Inc.	2.1
Equity LifeStyle Properties, Inc.	2.1
Toro Co. (The)	2.0
Churchill Downs, Inc.	2.0
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2019)
Common Stocks	99.3
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	3.6
Consumer Discretionary	21.0
Consumer Staples	1.5
Energy	0.8
Financials	4.4
Health Care	17.5
Industrials	16.8
Information Technology	30.7
Materials	1.6
Real Estate	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Mid Cap Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period ended August 31, 2019, the Fund’s Class A shares returned 2.78% excluding sales charges. During the same period, the Fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 5.96%, and outperformed the broader based Russell Midcap Index, which returned 0.54%. The Fund’s sector positioning represented the largest overall detractor from performance during the period as overweights to health care and energy and an underweight to information technology weighed on returns. Stock selection within industrials, consumer discretionary and information technology contributed positively to performance.
Trade tensions and Fed statements drove the markets
During the 12 months ended August 31, 2019, domestic stocks managed positive returns despite significant volatility along the way. After registering solid gains in September 2018, stocks reversed course in early October when remarks by U.S. Federal Reserve (Fed) Chair Jerome Powell seemed to indicate that the Fed would continue to aggressively tighten monetary policy despite slowing global growth. Fed officials immediately sought to reassure investors, but stocks nevertheless declined sharply. Cyclical stocks sold off and investors looked for more defensive “safe havens” in various sectors of financial markets, including consumer staples, health care and utilities stocks. Entering 2019, the Fed pivoted sharply, indicating that economic weakness arising in part from trade tensions with China called for a relaxation of policy, including a pause in rate hikes. As a result, stocks essentially regained the ground lost in late 2018. However, stocks turned sharply lower in May on reignited concerns about the U.S./China trade dispute against an already fragile global growth backdrop. The market then rebounded in June as the Fed indicated it was prepared to cut rates if necessary to offset the impact of higher tariffs on growth. Sentiment was also supported by the view that corporate earnings growth, while slowing considerably from its 2018 pace, was unlikely to slip into negative territory. As the period drew to a close, investors continued to focus on U.S./China trade tensions, uncertainty over Brexit (the U.K.’s exit from the European Union), an emerging geopolitical crisis in the Middle East and a generally slowing global economy. During a protracted period of uncertainty about global trade, many companies have had to focus their energies on adjusting to tariffs and severe disruptions of pre-existing manufacturing supply chains.
Contributors and detractors
During the period, the Fund’s sector positioning represented the largest overall detractor from performance, as overweights to health care and energy and an underweight to information technology weighed on returns. Overall stock selection also was negative. While selection was strong within industrials, consumer discretionary and information technology, this was offset by unfavorable selection in financials, energy and communication services.
In terms of individual holdings, the Fund’s position in leading cardiac medical device firm Abiomed was the largest detractor from performance during the period. Known for its flagship Impella heart pump, Abiomed has faced slower than expected growth and a more modest earnings outlook. We are currently reassessing Abiomed’s growth prospects. In addition, holdings in the medical device company Align Technology, a manufacturer of 3D digital scanners and clear aligners used in orthodontics, detracted on investor concerns surrounding increased competition. We thought that these concerns were overdone, and viewed Align as attractively valued, with significant revenue and earnings growth prospects over the next several years. Finally, holdings in SVB Financial Group, a U.S.-based high-tech commercial bank, detracted due to SVB’s earnings were negatively affected by recent short-term rate declines. We believed that the stock’s valuation underplayed the bank’s competitive advantages, along with its ability to grow alongside early-stage U.S. technology companies. We continued to the hold the stock.
Conversely, holdings in the software and engineering services company Cadence Design Systems added to both absolute and relative returns. Cadence has been acquiring market share in the growing electronic design automation market. The company has also exhibited high profit margins and stable high-single-digit revenue growth. Another positive contributor was single-family homebuilder NVR. NVR’s centralized manufacturing model has led to attractive returns and a lower risk profile compared with its peers. Positive contributions within information technology were also highlighted by consulting firm Booz Allen Hamilton. As a government contractor with high earnings visibility, the company was viewed by investors as largely insulated from any fallout deriving from the U.S.-China trade war.
Columbia Mid Cap Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At period’s end
Regardless of short-term market conditions, our investment process is based on bottom-up fundamental analysis of individual companies and on constructing an optimal portfolio of high-quality growth stocks. At the same time, we monitor macroeconomic conditions and take likely scenarios into account around the margins in managing the Fund. While the Treasury yield curve has become inverted along much of its length, we believe that the economy may be poised for slower but still positive growth. On balance, the Fund was positioned at period’s end for slow, steady growth, while reflecting an awareness of the risks posed by trade wars to certain segments and companies.
The Fund’s sector weights are largely the result of individual stock selection. We believe that our investment philosophy, which favors higher quality and structural growth based on such factors as return on invested capital, revenue and earnings growth, and debt ratios, is well suited for this uncertain environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mid Cap Growth Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.00	1,019.25	6.00	5.87	1.16
Advisor Class	1,000.00	1,000.00	1,064.40	1,020.51	4.71	4.61	0.91
Class C	1,000.00	1,000.00	1,059.00	1,015.49	9.86	9.65	1.91
Institutional Class	1,000.00	1,000.00	1,064.30	1,020.51	4.71	4.61	0.91
Institutional 2 Class	1,000.00	1,000.00	1,064.50	1,020.86	4.35	4.26	0.84
Institutional 3 Class	1,000.00	1,000.00	1,064.90	1,021.11	4.09	4.00	0.79
Class R	1,000.00	1,000.00	1,061.60	1,018.00	7.29	7.13	1.41
Class V	1,000.00	1,000.00	1,063.40	1,019.25	6.00	5.87	1.16
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Mid Cap Growth Fund | Annual Report 2019	7

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.4%
Issuer	Shares	Value ($)
Communication Services 3.6%
Entertainment 3.6%
Live Nation Entertainment, Inc.(a)	352,695	24,515,829
Madison Square Garden Co. (The), Class A(a)	76,390	19,275,489
Zynga, Inc., Class A(a)	2,830,000	16,159,300
Total		59,950,618
Total Communication Services		59,950,618
Consumer Discretionary 20.9%
Distributors 1.5%
Pool Corp.	129,310	25,393,898
Diversified Consumer Services 1.9%
Grand Canyon Education, Inc.(a)	244,500	30,709,200
Hotels, Restaurants & Leisure 8.7%
Chipotle Mexican Grill, Inc.(a)	37,300	31,273,066
Choice Hotels International, Inc.	313,484	28,520,774
Churchill Downs, Inc.	268,815	33,134,137
Domino’s Pizza, Inc.	136,238	30,904,228
Texas Roadhouse, Inc.	407,200	20,954,512
Total		144,786,717
Household Durables 1.6%
NVR, Inc.(a)	7,140	25,696,860
Internet & Direct Marketing Retail 1.0%
Wayfair, Inc., Class A(a)	146,100	16,471,314
Specialty Retail 6.2%
O’Reilly Automotive, Inc.(a)	109,579	42,052,037
Tractor Supply Co.	375,767	38,283,142
Ulta Beauty, Inc.(a)	98,009	23,299,680
Total		103,634,859
Total Consumer Discretionary		346,692,848
Consumer Staples 1.5%
Food Products 1.5%
Lamb Weston Holdings, Inc.	357,200	25,143,308
Total Consumer Staples		25,143,308
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 0.8%
Energy Equipment & Services 0.8%
Helmerich & Payne, Inc.	353,000	13,269,270
Total Energy		13,269,270
Financials 4.4%
Banks 1.7%
SVB Financial Group(a)	147,300	28,667,526
Capital Markets 1.7%
Raymond James Financial, Inc.	363,737	28,556,992
Consumer Finance 1.0%
Synchrony Financial	497,000	15,928,850
Total Financials		73,153,368
Health Care 17.3%
Biotechnology 3.9%
Exact Sciences Corp.(a)	217,054	25,877,178
Sarepta Therapeutics, Inc.(a)	175,352	15,807,983
Seattle Genetics, Inc.(a)	320,084	23,250,901
Total		64,936,062
Health Care Equipment & Supplies 8.0%
ABIOMED, Inc.(a)	100,900	19,480,763
Align Technology, Inc.(a)	76,678	14,040,509
IDEXX Laboratories, Inc.(a)	119,721	34,687,962
ResMed, Inc.	169,986	23,679,050
STERIS PLC	116,627	18,007,209
Varian Medical Systems, Inc.(a)	209,288	22,169,878
Total		132,065,371
Health Care Providers & Services 2.7%
Encompass Health Corp.	448,709	27,277,020
Laboratory Corp. of America Holdings(a)	109,654	18,373,624
Total		45,650,644
Life Sciences Tools & Services 2.7%
Mettler-Toledo International, Inc.(a)	35,710	23,453,971
Pra Health Sciences, Inc.(a)	217,000	21,448,280
Total		44,902,251
Total Health Care		287,554,328
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mid Cap Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.7%
Aerospace & Defense 1.5%
BWX Technologies, Inc.	426,984	25,277,453
Building Products 2.7%
Allegion PLC	167,000	16,077,090
Lennox International, Inc.	114,785	29,130,137
Total		45,207,227
Commercial Services & Supplies 4.8%
Cintas Corp.	73,240	19,320,712
Copart, Inc.(a)	388,011	29,252,149
Rollins, Inc.	926,999	30,414,837
Total		78,987,698
Machinery 4.8%
Donaldson Co., Inc.	512,070	24,763,705
IDEX Corp.	122,000	20,094,620
Toro Co. (The)	470,855	33,906,269
Total		78,764,594
Professional Services 1.2%
CoStar Group, Inc.(a)	31,049	19,091,099
Road & Rail 1.7%
Old Dominion Freight Line, Inc.	177,000	28,985,520
Total Industrials		276,313,591
Information Technology 30.5%
Electronic Equipment, Instruments & Components 1.9%
CDW Corp.	271,712	31,382,736
IT Services 11.2%
Black Knight, Inc.(a)	270,000	16,807,500
Booz Allen Hamilton Holdings Corp.	523,805	39,552,515
EPAM Systems, Inc.(a)	151,500	28,986,495
Gartner, Inc.(a)	221,116	29,556,576
GoDaddy, Inc., Class A(a)	513,265	32,510,205
Jack Henry & Associates, Inc.	121,800	17,656,128
WEX, Inc.(a)	98,569	20,162,289
Total		185,231,708
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.4%
Advanced Micro Devices, Inc.(a)	1,000,000	31,450,000
Lam Research Corp.	99,294	20,902,380
Teradyne, Inc.	703,469	37,262,753
Total		89,615,133
Software 12.0%
Alteryx, Inc., Class A(a)	227,000	32,336,150
ANSYS, Inc.(a)	185,026	38,218,971
Aspen Technology, Inc.(a)	297,549	39,633,527
Cadence Design Systems, Inc.(a)	236,998	16,229,623
Guidewire Software, Inc.(a)	185,046	17,797,724
ServiceNow, Inc.(a)	111,477	29,189,138
Tyler Technologies, Inc.(a)	98,749	25,333,068
Total		198,738,201
Total Information Technology		504,967,778
Materials 1.6%
Chemicals 1.6%
Celanese Corp., Class A	236,670	26,831,278
Total Materials		26,831,278
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 2.1%
Equity LifeStyle Properties, Inc.	251,947	33,942,300
Total Real Estate		33,942,300
Total Common Stocks (Cost $1,398,136,357)		1,647,818,687

Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(b),(c)	11,703,100	11,701,929
Total Money Market Funds (Cost $11,701,929)		11,701,929
Total Investments in Securities (Cost: $1,409,838,286)		1,659,520,616
Other Assets & Liabilities, Net		(1,107,336)
Net Assets		1,658,413,280

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	19,029,731	649,435,985	(656,762,616)	11,703,100	2,647	—	611,427	11,701,929
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	59,950,618	—	—	59,950,618
Consumer Discretionary	346,692,848	—	—	346,692,848
Consumer Staples	25,143,308	—	—	25,143,308
Energy	13,269,270	—	—	13,269,270
Financials	73,153,368	—	—	73,153,368
Health Care	287,554,328	—	—	287,554,328
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mid Cap Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	276,313,591	—	—	276,313,591
Information Technology	504,967,778	—	—	504,967,778
Materials	26,831,278	—	—	26,831,278
Real Estate	33,942,300	—	—	33,942,300
Total Common Stocks	1,647,818,687	—	—	1,647,818,687
Money Market Funds	11,701,929	—	—	11,701,929
Total Investments in Securities	1,659,520,616	—	—	1,659,520,616
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2019	11

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,398,136,357)	$1,647,818,687
Affiliated issuers (cost $11,701,929)	11,701,929
Receivable for:
Capital shares sold	185,739
Dividends	759,265
Prepaid expenses	11,139
Trustees’ deferred compensation plan	192,171
Other assets	2,199
Total assets	1,660,671,129
Liabilities
Payable for:
Capital shares purchased	1,730,299
Management services fees	34,783
Distribution and/or service fees	6,258
Transfer agent fees	168,677
Compensation of board members	51,620
Compensation of chief compliance officer	112
Other expenses	73,929
Trustees’ deferred compensation plan	192,171
Total liabilities	2,257,849
Net assets applicable to outstanding capital stock	$1,658,413,280
Represented by
Paid in capital	1,282,102,664
Total distributable earnings (loss) (Note 2)	376,310,616
Total - representing net assets applicable to outstanding capital stock	$1,658,413,280
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mid Cap Growth Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$810,160,844
Shares outstanding	34,559,933
Net asset value per share	$23.44
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$24.87
Advisor Class
Net assets	$17,075,450
Shares outstanding	646,147
Net asset value per share	$26.43
Class C
Net assets	$12,862,528
Shares outstanding	695,970
Net asset value per share	$18.48
Institutional Class
Net assets	$652,042,813
Shares outstanding	25,584,509
Net asset value per share	$25.49
Institutional 2 Class
Net assets	$46,284,428
Shares outstanding	1,797,331
Net asset value per share	$25.75
Institutional 3 Class
Net assets	$86,115,483
Shares outstanding	3,341,993
Net asset value per share	$25.77
Class R
Net assets	$10,592,697
Shares outstanding	476,810
Net asset value per share	$22.22
Class V
Net assets	$23,279,037
Shares outstanding	997,997
Net asset value per share	$23.33
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$24.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2019	13

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$14,005,244
Dividends — affiliated issuers	611,427
Foreign taxes withheld	(14,102)
Total income	14,602,569
Expenses:
Management services fees	12,857,303
Distribution and/or service fees
Class A	2,049,948
Class C	145,644
Class R	56,277
Class T	52
Class V	57,714
Transfer agent fees
Class A	1,072,153
Advisor Class	20,088
Class C	19,101
Institutional Class	875,097
Institutional 2 Class	25,895
Institutional 3 Class	7,379
Class R	14,742
Class T	28
Class V	30,172
Compensation of board members	40,477
Custodian fees	17,868
Printing and postage fees	118,530
Registration fees	144,644
Audit fees	29,000
Legal fees	34,460
Compensation of chief compliance officer	674
Other	66,440
Total expenses	17,683,686
Net investment loss	(3,081,117)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	132,173,378
Investments — affiliated issuers	2,647
Net realized gain	132,176,025
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(100,472,666)
Net change in unrealized appreciation (depreciation)	(100,472,666)
Net realized and unrealized gain	31,703,359
Net increase in net assets resulting from operations	$28,622,242
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mid Cap Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment loss	$(3,081,117)	$(5,002,069)
Net realized gain	132,176,025	387,294,251
Net change in unrealized appreciation (depreciation)	(100,472,666)	(2,096,912)
Net increase in net assets resulting from operations	28,622,242	380,195,270
Distributions to shareholders
Net investment income and net realized gains
Class A	(166,912,970)
Advisor Class	(2,634,235)
Class C	(3,657,183)
Institutional Class	(130,195,142)
Institutional 2 Class	(8,351,752)
Institutional 3 Class	(21,319,046)
Class R	(2,476,579)
Class T	(12,685)
Class V	(4,632,188)
Net realized gains
Class A		(105,220,136)
Advisor Class		(4,507,137)
Class C		(5,722,872)
Institutional Class		(82,635,824)
Institutional 2 Class		(6,394,483)
Institutional 3 Class		(18,192,893)
Class K		(48,940)
Class R		(1,655,980)
Class T		(16,630)
Class V		(2,907,267)
Total distributions to shareholders (Note 2)	(340,191,780)	(227,302,162)
Increase (decrease) in net assets from capital stock activity	32,140,604	(40,756,164)
Total increase (decrease) in net assets	(279,428,934)	112,136,944
Net assets at beginning of year	1,937,842,214	1,825,705,270
Net assets at end of year	$1,658,413,280	$1,937,842,214
Excess of distributions over net investment income	$(3,094,291)	$(216,816)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,406,230	31,603,643	1,910,223	52,520,354
Distributions reinvested	7,814,810	160,125,449	4,044,479	100,950,198
Redemptions	(6,673,931)	(152,377,661)	(4,953,334)	(133,269,622)
Net increase	2,547,109	39,351,431	1,001,368	20,200,930
Advisor Class
Subscriptions	377,704	9,546,375	454,467	13,424,077
Distributions reinvested	36,178	834,258	139,602	3,826,498
Redemptions	(256,104)	(6,667,558)	(1,317,881)	(40,333,359)
Net increase (decrease)	157,778	3,713,075	(723,812)	(23,082,784)
Class C
Subscriptions	117,659	2,202,100	140,699	3,189,968
Distributions reinvested	211,520	3,437,201	265,314	5,542,415
Redemptions	(360,826)	(6,643,757)	(1,469,074)	(34,096,662)
Net decrease	(31,647)	(1,004,456)	(1,063,061)	(25,364,279)
Institutional Class
Subscriptions	1,214,017	30,336,834	1,047,744	30,091,638
Distributions reinvested	5,464,026	121,519,951	2,875,772	76,553,065
Redemptions	(5,717,714)	(141,093,517)	(3,139,551)	(90,275,444)
Net increase	960,329	10,763,268	783,965	16,369,259
Institutional 2 Class
Subscriptions	352,459	8,653,527	319,028	9,203,476
Distributions reinvested	371,831	8,351,315	238,412	6,394,196
Redemptions	(498,062)	(12,227,828)	(765,851)	(22,045,765)
Net increase (decrease)	226,228	4,777,014	(208,411)	(6,448,093)
Institutional 3 Class
Subscriptions	365,215	8,926,511	378,819	10,762,862
Distributions reinvested	169,327	3,804,787	76,819	2,060,281
Redemptions	(1,561,347)	(39,614,073)	(1,153,614)	(33,061,314)
Net decrease	(1,026,805)	(26,882,775)	(697,976)	(20,238,171)
Class K
Subscriptions	—	—	362	10,225
Distributions reinvested	—	—	1,832	48,646
Redemptions	—	—	(15,939)	(457,104)
Net decrease	—	—	(13,745)	(398,233)
Class R
Subscriptions	163,014	3,573,731	134,778	3,410,677
Distributions reinvested	70,303	1,368,098	35,729	856,409
Redemptions	(241,836)	(5,306,084)	(276,570)	(7,270,777)
Net decrease	(8,519)	(364,255)	(106,063)	(3,003,691)
Class T
Distributions reinvested	598	12,245	655	16,346
Redemptions	(3,713)	(78,794)	(2,442)	(62,892)
Net decrease	(3,115)	(66,549)	(1,787)	(46,546)
Class V
Subscriptions	26,525	548,841	30,854	827,255
Distributions reinvested	194,536	3,966,600	100,223	2,491,545
Redemptions	(113,437)	(2,661,590)	(76,862)	(2,063,356)
Net increase	107,624	1,853,851	54,215	1,255,444
Total net increase (decrease)	2,928,982	32,140,604	(975,307)	(40,756,164)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mid Cap Growth Fund | Annual Report 2019

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Columbia Mid Cap Growth Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$28.83	(0.07)	0.09	0.02	—	(5.41)	(5.41)
Year Ended 8/31/2018	$26.90	(0.10)	5.54	5.44	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.09	(0.09)	3.42	3.33	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.06)	0.84	0.78	(0.26)	(4.12)	(4.38)
Year Ended 8/31/2015	$32.14	0.25 (d)	1.29	1.54	—	(4.99)	(4.99)
Advisor Class
Year Ended 8/31/2019	$31.71	(0.02)	0.20	0.18	—	(5.46)	(5.46)
Year Ended 8/31/2018	$29.26	(0.05)	6.07	6.02	—	(3.57)	(3.57)
Year Ended 8/31/2017	$27.12	(0.03)	3.71	3.68	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.67	0.00 (e)	0.91	0.91	(0.34)	(4.12)	(4.46)
Year Ended 8/31/2015	$33.99	1.93 (d)	(0.21) (f)	1.72	—	(5.04)	(5.04)
Class C
Year Ended 8/31/2019	$23.99	(0.20)	(0.04) (f)	(0.24)	—	(5.27)	(5.27)
Year Ended 8/31/2018	$22.91	(0.26)	4.64	4.38	—	(3.30)	(3.30)
Year Ended 8/31/2017	$21.70	(0.24)	2.93	2.69	—	(1.48)	(1.48)
Year Ended 8/31/2016	$25.34	(0.21)	0.72	0.51	(0.03)	(4.12)	(4.15)
Year Ended 8/31/2015	$28.99	0.03 (d)	1.15	1.18	—	(4.83)	(4.83)
Institutional Class
Year Ended 8/31/2019	$30.80	(0.01)	0.16	0.15	—	(5.46)	(5.46)
Year Ended 8/31/2018	$28.52	(0.04)	5.89	5.85	—	(3.57)	(3.57)
Year Ended 8/31/2017	$26.46	(0.03)	3.63	3.60	—	(1.54)	(1.54)
Year Ended 8/31/2016	$30.03	0.01	0.87	0.88	(0.33)	(4.12)	(4.45)
Year Ended 8/31/2015	$33.39	0.32 (d)	1.36	1.68	—	(5.04)	(5.04)
Institutional 2 Class
Year Ended 8/31/2019	$31.06	0.00 (e)	0.16	0.16	—	(5.47)	(5.47)
Year Ended 8/31/2018	$28.73	(0.02)	5.95	5.93	—	(3.60)	(3.60)
Year Ended 8/31/2017	$26.63	(0.00) (e)	3.65	3.65	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.20	0.04	0.88	0.92	(0.37)	(4.12)	(4.49)
Year Ended 8/31/2015	$33.54	0.40 (d)	1.33	1.73	—	(5.07)	(5.07)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mid Cap Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$23.44	2.78%	1.17%	1.17%	(0.31%)	89%	$810,161
Year Ended 8/31/2018	$28.83	22.23%	1.16%	1.16% (c)	(0.38%)	140%	$922,862
Year Ended 8/31/2017	$26.90	13.97%	1.19%	1.19% (c)	(0.37%)	119%	$834,347
Year Ended 8/31/2016	$25.09	2.83%	1.19%	1.19% (c)	(0.23%)	130%	$880,155
Year Ended 8/31/2015	$28.69	5.33%	1.19%	1.19% (c)	0.83%	101%	$948,826
Advisor Class
Year Ended 8/31/2019	$26.43	3.08%	0.92%	0.92%	(0.06%)	89%	$17,075
Year Ended 8/31/2018	$31.71	22.50%	0.91%	0.91% (c)	(0.16%)	140%	$15,488
Year Ended 8/31/2017	$29.26	14.24%	0.94%	0.94% (c)	(0.11%)	119%	$35,473
Year Ended 8/31/2016	$27.12	3.10%	0.94%	0.94% (c)	0.02%	130%	$26,945
Year Ended 8/31/2015	$30.67	5.61%	0.93%	0.93% (c)	6.10%	101%	$26,912
Class C
Year Ended 8/31/2019	$18.48	2.03%	1.92%	1.92%	(1.05%)	89%	$12,863
Year Ended 8/31/2018	$23.99	21.27%	1.91%	1.91% (c)	(1.15%)	140%	$17,458
Year Ended 8/31/2017	$22.91	13.12%	1.94%	1.94% (c)	(1.12%)	119%	$41,030
Year Ended 8/31/2016	$21.70	2.05%	1.94%	1.94% (c)	(0.98%)	130%	$46,355
Year Ended 8/31/2015	$25.34	4.56%	1.94%	1.94% (c)	0.11%	101%	$51,859
Institutional Class
Year Ended 8/31/2019	$25.49	3.07%	0.92%	0.92%	(0.05%)	89%	$652,043
Year Ended 8/31/2018	$30.80	22.49%	0.91%	0.91% (c)	(0.13%)	140%	$758,444
Year Ended 8/31/2017	$28.52	14.29%	0.94%	0.94% (c)	(0.12%)	119%	$679,866
Year Ended 8/31/2016	$26.46	3.09%	0.94%	0.94% (c)	0.02%	130%	$813,009
Year Ended 8/31/2015	$30.03	5.58%	0.94%	0.94% (c)	1.01%	101%	$938,781
Institutional 2 Class
Year Ended 8/31/2019	$25.75	3.11%	0.84%	0.84%	0.02%	89%	$46,284
Year Ended 8/31/2018	$31.06	22.60%	0.83%	0.83%	(0.06%)	140%	$48,792
Year Ended 8/31/2017	$28.73	14.40%	0.84%	0.84%	(0.01%)	119%	$51,118
Year Ended 8/31/2016	$26.63	3.21%	0.83%	0.83%	0.14%	130%	$36,964
Year Ended 8/31/2015	$30.20	5.72%	0.82%	0.82%	1.28%	101%	$37,589
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$31.07	0.02	0.16	0.18	—	(5.48)	(5.48)
Year Ended 8/31/2018	$28.74	(0.00) (e)	5.94	5.94	—	(3.61)	(3.61)
Year Ended 8/31/2017	$26.63	0.03	3.63	3.66	—	(1.55)	(1.55)
Year Ended 8/31/2016	$30.21	0.03	0.91	0.94	(0.40)	(4.12)	(4.52)
Year Ended 8/31/2015	$33.53	0.05 (d)	1.71	1.76	—	(5.08)	(5.08)
Class R
Year Ended 8/31/2019	$27.64	(0.12)	0.07	(0.05)	—	(5.37)	(5.37)
Year Ended 8/31/2018	$25.93	(0.16)	5.31	5.15	—	(3.44)	(3.44)
Year Ended 8/31/2017	$24.27	(0.15)	3.31	3.16	—	(1.50)	(1.50)
Year Ended 8/31/2016	$27.88	(0.12)	0.81	0.69	(0.18)	(4.12)	(4.30)
Year Ended 8/31/2015	$31.39	0.15 (d)	1.28	1.43	—	(4.94)	(4.94)
Class V
Year Ended 8/31/2019	$28.71	(0.07)	0.10	0.03	—	(5.41)	(5.41)
Year Ended 8/31/2018	$26.81	(0.10)	5.51	5.41	—	(3.51)	(3.51)
Year Ended 8/31/2017	$25.01	(0.09)	3.41	3.32	—	(1.52)	(1.52)
Year Ended 8/31/2016	$28.61	(0.06)	0.83	0.77	(0.25)	(4.12)	(4.37)
Year Ended 8/31/2015	$32.05	0.24 (d)	1.30	1.54	—	(4.98)	(4.98)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class V
08/31/2015	$0.35	$2.00	$0.32	$0.34	$0.39	$0.04	$0.32	$0.34

(e)	Rounds to zero.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mid Cap Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	$25.77	3.18%	0.79%	0.79%	0.08%	89%	$86,115
Year Ended 8/31/2018	$31.07	22.66%	0.78%	0.78%	(0.01%)	140%	$135,728
Year Ended 8/31/2017	$28.74	14.45%	0.79%	0.79%	0.11%	119%	$145,597
Year Ended 8/31/2016	$26.63	3.27%	0.79%	0.79%	0.13%	130%	$5,869
Year Ended 8/31/2015	$30.21	5.83%	0.73%	0.73%	0.15%	101%	$3
Class R
Year Ended 8/31/2019	$22.22	2.56%	1.42%	1.42%	(0.55%)	89%	$10,593
Year Ended 8/31/2018	$27.64	21.89%	1.41%	1.41% (c)	(0.63%)	140%	$13,414
Year Ended 8/31/2017	$25.93	13.71%	1.44%	1.44% (c)	(0.62%)	119%	$15,333
Year Ended 8/31/2016	$24.27	2.58%	1.44%	1.44% (c)	(0.48%)	130%	$16,796
Year Ended 8/31/2015	$27.88	5.06%	1.44%	1.44% (c)	0.52%	101%	$18,965
Class V
Year Ended 8/31/2019	$23.33	2.83%	1.17%	1.17%	(0.31%)	89%	$23,279
Year Ended 8/31/2018	$28.71	22.19%	1.16%	1.16% (c)	(0.37%)	140%	$25,566
Year Ended 8/31/2017	$26.81	13.97%	1.19%	1.19% (c)	(0.36%)	119%	$22,419
Year Ended 8/31/2016	$25.01	2.83%	1.19%	1.19% (c)	(0.23%)	130%	$21,346
Year Ended 8/31/2015	$28.61	5.34%	1.20%	1.20% (c)	0.80%	101%	$22,590
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mid Cap Growth Fund | Annual Report 2019	21

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
22	Columbia Mid Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Mid Cap Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
August 31, 2019
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
24	Columbia Mid Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.76% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Affiliates) may coordinate in providing services to their clients. From time to time, the Investment Manager may engage its Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Affiliates will provide services to the Investment Manager pursuant to personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States. Pursuant to some of these arrangements, certain employees of these Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Mid Cap Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class T	0.04 (a)
Class V	0.13

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2019 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $2,199, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
26	Columbia Mid Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	222,772
Class C	—	1.00 (b)	1,059
Class T	2.50	—	—
Class V	5.75	0.50 - 1.00 (a)	193

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.24%	1.30%
Advisor Class	0.99	1.05
Class C	1.99	2.05
Institutional Class	0.99	1.05
Institutional 2 Class	0.92	0.96
Institutional 3 Class	0.87	0.92
Class R	1.49	1.55
Class V	1.24	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
Columbia Mid Cap Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, late-year ordinary losses, non-deductible expenses, net operating loss reclassification, and investments in partnerships.To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
203,642	(203,636)	(6)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
29,282,463	310,909,317	340,191,780	63,483,335	163,818,827	227,302,162
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	130,552,043	—	248,852,864
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,410,667,752	293,709,289	(44,856,425)	248,852,864
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
2,848,643	—
28	Columbia Mid Cap Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,512,653,745 and $1,811,732,992, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Columbia Mid Cap Growth Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
Note 9. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Shareholder concentration risk
At August 31, 2019, affiliated shareholders of record owned 33.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Mid Cap Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Growth Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mid Cap Growth Fund | Annual Report 2019	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
29.80%	28.64%	$137,371,719
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
32	Columbia Mid Cap Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Columbia Mid Cap Growth Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
34	Columbia Mid Cap Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Mid Cap Growth Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Mid Cap Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
36	Columbia Mid Cap Growth Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee
Columbia Mid Cap Growth Fund | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement  (continued)

and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the forty-seventh, seventy-fourth and forty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
38	Columbia Mid Cap Growth Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Mid Cap Growth Fund | Annual Report 2019	39

Columbia Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN194_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Disciplined Small Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Disciplined Small Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Small Core Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Brian Condon, CFA
Co-Portfolio Manager
Managed Fund since 2016
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2017
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	-19.21	-0.16	7.57
	Including sales charges		-23.87	-1.33	6.94
Advisor Class*		11/08/12	-19.11	0.07	7.83
Class C	Excluding sales charges	11/18/02	-19.95	-0.95	6.75
	Including sales charges		-20.34	-0.95	6.75
Institutional Class		12/14/92	-18.92	0.11	7.85
Institutional 2 Class*		11/08/12	-18.91	0.22	7.95
Institutional 3 Class*		11/08/12	-18.92	0.25	7.98
Class V	Excluding sales charges	02/12/93	-19.32	-0.19	7.54
	Including sales charges		-23.99	-1.36	6.90
Russell 2000 Index			-12.89	6.41	11.59
S&P SmallCap 600 Index			-15.06	7.97	13.22
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Small Core Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Small Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Portland General Electric Co.	0.8
Radian Group, Inc.	0.8
Essent Group Ltd.	0.8
Southwest Gas Holdings, Inc.	0.8
j2 Global, Inc.	0.8
PS Business Parks, Inc.	0.8
Syneos Health, Inc.	0.8
Cirrus Logic, Inc.	0.7
Medpace Holdings, Inc.	0.7
Federated Investors, Inc., Class B	0.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2019)
Common Stocks	100.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	2.9
Consumer Discretionary	11.2
Consumer Staples	3.3
Energy	3.2
Financials	17.9
Health Care	16.3
Industrials	16.0
Information Technology	14.1
Materials	3.4
Real Estate	7.8
Utilities	3.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Small Core Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned -19.21% excluding sales charges. The Fund underperformed the Russell 2000 Index, which returned -12.89%, and the S&P SmallCap 600 Index, which returned -15.06%, for the same period. Stock selection detracted from the Fund’s relative results, while sector allocation contributed positively, albeit modestly.
Small-cap U.S. equity markets declined amid heightened volatility
The period began in September 2018 with U.S. equity markets continuing their climb from earlier in the year, supported by a growing U.S. economy and strong corporate earnings, each, in turn, fueled in large part by December 2017’s tax reform legislation. The U.S. equity market rally came to an end in the fourth quarter of 2018, as investors grappled with the U.S. Federal Reserve (Fed) continuing to raise interest rates, the sharp slowdown in eurozone business confidence, weaker economic growth in China and heightened geopolitical concerns, including trade and tariff tensions. Long dormant volatility spiked, and U.S. equity markets declined precipitously in the final weeks of the calendar year. This sharp sell-off then set the stage for the nearly equally dramatic rally in the first quarter of 2019, as much of the ground lost in December 2018 was retraced. Following a relative calm in ongoing U.S.-China trade negotiations, volatility then returned in the second quarter of 2019 amid signs that trade talks had soured. Offsetting this disappointment was the apparent change in the stance of the Fed, which had adopted a more dovish posture with respect to the direction of interest rates — a shift much applauded by the U.S. equity markets. On July 31, 2019, the Fed lowered interest rates for the first time since 2008 to help stave off the possibility of an economic downturn. August 2019 headlines were dominated by trade tensions, as the U.S. administration announced its intention to impose tariffs on Chinese goods not yet subject to tariffs, causing increased market volatility. Economic data was largely mixed, with manufacturing data and consumer confidence showing signs of weakness, but domestic demand steady in the context of a strong labor market and rising wages. Against this increasingly uncertain backdrop, wherein longer term U.S. Treasury yields declined significantly, small-cap equities struggled significantly more than their larger cap counterparts.
Growth stocks outperformed value stocks
Risk-off sentiment impacted the performance of companies with varying quantitative factors differently. Stocks characterized by low beta, low volatility, high momentum, larger capitalization and higher dividend yields were generally in favor during the period. Conversely, high growth stocks and stocks with lower valuations were out of favor.
Our stock selection model generated mixed results during the period. We divide the metrics for our stock selection model into three broad categories: valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, our quality and catalyst models outperformed the Russell 2000 Index, becoming especially potent due to market trends toward low volatility and high momentum stocks, respectively. The value model, however, materially underperformed the Russell 2000 Index, as the divergence in performance between growth stocks and value stocks amplified. For the period overall, growth strategies significantly outperformed value strategies across the capitalization spectrum.
A persistently low interest rate environment has historically promoted financing and shifted investor sentiment toward growth-oriented companies. This was immediately apparent following the 2008 financial crisis when the effective federal funds rate fell and the returns of value stocks and growth stocks diverged. The margin between these equity segments increased during the last decade and widened at an elevated pace as interest rate cuts resumed this past summer. Consequently, the value component of our quantitative stock selection model corresponded to disappointing returns, as effective rates fell and growth remained aligned with momentum. In other words, the value and catalyst model categories operated in opposition due to the extremity of the market’s bias toward momentum amid falling rates.
Stock selection overall detracted from returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the period. Stock selection overall, in eight of the 11 sectors of the Russell 2000 Index, detracted from the Fund’s performance relative to the Russell 2000 Index. Stock selection in the consumer discretionary, industrials and communication services sectors were the primary detractors from the Fund’s relative performance.
Columbia Disciplined Small Core Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Among the individual stocks detracting most from relative performance were Endo International, Weight Watchers International and Tailored Brands. Pharmaceutical company Endo International focuses on developing, manufacturing and distributing branded and generic pharmaceutical products. Its shares declined during the period due to reputational damage around a class action lawsuit. Weight Watchers International is a wellness company and commercial weight management program. During the period, the company’s management acknowledged its rebranding from a focus on weight loss to wellness may have cost it some momentum, but defended the move, stating it maintained conviction in its shift. Its shares were also pressured on weak subscriber growth and we exited the position. Tailored Brands engages in the retail of men’s suits and the provision of tuxedo rental under various brands, including Men’s Wearhouse and Joseph A. Bank. Both of these brands faced weakness in late 2018 that extended into 2019, causing negative comparative guidance, which, in turn, drove the company’s shares to decline significantly. We sold our position in Tailored Brands.
Health care and energy stock selection boosted returns
Stock selection in the health care and energy sectors contributed most positively to the Fund’s performance relative to the Russell 2000 Index during the period, followed at some distance by stock selection in the utilities sector.
Among the Fund’s greatest individual positive contributors were TESARO, Medpace Holdings and EVERTEC. TESARO, an out-of-benchmark holding, is an oncology-focused biopharmaceutical company. It posted a triple-digit positive return in anticipation of its acquisition by GlaxoSmithKline, which was completed in January 2019. (As a result of its acquisition, we no longer own TESARO.) Medpace Holdings is a contract research organization that engages in the provision of outsourced clinical development services to the biotechnology, pharmaceutical and medical device industries. Its shares gained, as long-term trends in the life science and biotechnology industries appeared intact and the funding environment appeared robust. EVERTEC is a full-service transaction processing business in Latin America, providing a broad range of merchant acquiring, payment processing and business solutions services. During the period, EVERTEC executed well and benefited from the long-term secular shift toward electronic forms of payment.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, we replaced the Credit Suisse HOLT Adjusted Value Target signal in all 11 sector models with other value factors and bolstered many investment themes with complementary and efficacious indicators. We believe that the updated models are more diversified and may exhibit better consistency of performance in different market regimes. We also completed a comprehensive review of our utilities sector models and put more emphasis on forward-looking valuation multiples, dividend growth, cash flow generation and business momentum. Finally, we adjusted factors to handle inconsistency in the quarterly cash flow numbers for managed care companies due to misaligned monthly premium payments, which improved stability and comparability.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Disciplined Small Core Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	901.30	1,018.40	6.34	6.73	1.33
Advisor Class	1,000.00	1,000.00	902.70	1,019.65	5.15	5.47	1.08
Class C	1,000.00	1,000.00	897.80	1,014.64	9.90	10.50	2.08
Institutional Class	1,000.00	1,000.00	902.90	1,019.65	5.15	5.47	1.08
Institutional 2 Class	1,000.00	1,000.00	903.90	1,020.26	4.58	4.86	0.96
Institutional 3 Class	1,000.00	1,000.00	903.80	1,020.51	4.34	4.61	0.91
Class V	1,000.00	1,000.00	900.40	1,018.40	6.34	6.73	1.33
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Small Core Fund | Annual Report 2019	7

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.0%
Issuer	Shares	Value ($)
Communication Services 2.8%
Entertainment 0.3%
Glu Mobile, Inc.(a)	64,400	285,936
Interactive Media & Services 0.5%
Meet Group, Inc. (The)(a)	120,000	414,000
Media 1.6%
Entravision Communications Corp., Class A	56,800	173,808
EW Scripps Co. (The), Class A	5,400	66,744
Gray Television, Inc.(a)	11,900	182,070
MSG Networks, Inc., Class A(a)	17,700	290,280
National CineMedia, Inc.	56,100	460,020
TEGNA, Inc.	11,000	157,410
Total		1,330,332
Wireless Telecommunication Services 0.4%
Shenandoah Telecommunications Co.	11,900	375,326
Total Communication Services		2,405,594
Consumer Discretionary 10.9%
Auto Components 0.4%
Dana, Inc.	8,300	105,659
Modine Manufacturing Co.(a)	24,100	246,061
Total		351,720
Distributors 0.6%
Core-Mark Holding Co., Inc.	4,800	155,472
Funko, Inc., Class A(a)	15,600	374,244
Total		529,716
Diversified Consumer Services 0.7%
Collectors Universe, Inc.	6,300	163,296
K12, Inc.(a)	16,300	429,505
Total		592,801
Hotels, Restaurants & Leisure 3.1%
Boyd Gaming Corp.	2,300	55,292
Brinker International, Inc.	12,400	471,200
Dave & Buster’s Entertainment, Inc.	11,000	473,550
Dine Brands Global, Inc.	6,250	440,937
Everi Holdings, Inc.(a)	45,800	409,452
Common Stocks (continued)
Issuer	Shares	Value ($)
Penn National Gaming, Inc.(a)	15,200	291,384
SeaWorld Entertainment, Inc.(a)	18,000	522,180
Total		2,663,995
Household Durables 0.9%
Ethan Allen Interiors, Inc.	4,500	77,400
M/I Homes, Inc.(a)	3,300	119,262
Taylor Morrison Home Corp., Class A(a)	22,700	541,622
Total		738,284
Internet & Direct Marketing Retail 0.3%
Stamps.com, Inc.(a)	4,350	279,966
Leisure Products 1.0%
Malibu Boats, Inc., Class A(a)	16,000	445,120
MasterCraft Boat Holdings, Inc.(a)	11,000	166,650
Sturm Ruger & Co., Inc.	5,400	221,454
Total		833,224
Specialty Retail 2.6%
Bed Bath & Beyond, Inc.	29,700	287,199
Genesco, Inc.(a)	9,700	346,096
Hibbett Sports, Inc.(a)	19,600	324,184
Lithia Motors, Inc., Class A	3,550	465,298
Office Depot, Inc.	169,800	220,740
Rent-A-Center, Inc.(a)	15,850	404,651
Shoe Carnival, Inc.	6,100	187,514
Total		2,235,682
Textiles, Apparel & Luxury Goods 1.3%
Crocs, Inc.(a)	2,400	53,520
Deckers Outdoor Corp.(a)	3,450	508,703
Fossil Group, Inc.(a)	30,800	394,240
Movado Group, Inc.	5,200	111,904
Vera Bradley, Inc.(a)	6,000	63,540
Total		1,131,907
Total Consumer Discretionary		9,357,295
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Small Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 3.2%
Food & Staples Retailing 0.8%
Ingles Markets, Inc., Class A	9,700	377,136
SpartanNash Co.	30,300	326,331
Total		703,467
Food Products 0.6%
John B. Sanfilippo & Son, Inc.	5,600	518,560
Personal Products 1.3%
Edgewell Personal Care Co.(a)	9,500	264,480
Medifast, Inc.	4,350	434,826
Usana Health Sciences, Inc.(a)	5,980	406,461
Total		1,105,767
Tobacco 0.5%
Universal Corp.	5,300	265,318
Vector Group Ltd.	9,900	115,632
Total		380,950
Total Consumer Staples		2,708,744
Energy 3.1%
Energy Equipment & Services 1.4%
C&J Energy Services, Inc.(a)	13,500	129,060
Keane Group, Inc.(a)	78,200	414,460
Liberty Oilfield Services, Inc., Class A	12,800	137,856
Matrix Service Co.(a)	24,800	492,776
Total		1,174,152
Oil, Gas & Consumable Fuels 1.7%
California Resources Corp.(a)	20,400	199,716
CVR Energy, Inc.	11,000	437,580
Delek U.S. Holdings, Inc.	12,000	393,000
Denbury Resources, Inc.(a)	73,200	79,056
REX American Resources Corp.(a)	1,850	127,058
Southwestern Energy Co.(a)	49,000	77,420
W&T Offshore, Inc.(a)	7,800	34,164
World Fuel Services Corp.	4,000	153,600
Total		1,501,594
Total Energy		2,675,746
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 17.3%
Banks 7.8%
Bancorp, Inc. (The)(a)	53,500	488,455
Bank of NT Butterfield & Son Ltd. (The)	8,600	237,016
Cadence BanCorp	12,000	184,440
Cathay General Bancorp	16,600	550,954
Customers Bancorp, Inc.(a)	22,450	424,081
Enterprise Financial Services Corp.	3,900	153,738
First BanCorp	53,800	515,404
Fulton Financial Corp.	24,100	384,395
Hancock Whitney Corp.	15,000	526,650
Hilltop Holdings, Inc.	22,100	524,875
Hope Bancorp, Inc.	19,400	260,154
Iberiabank Corp.	8,550	589,864
International Bancshares Corp.	14,300	508,937
Metropolitan Bank Holding Corp.(a)	1,500	54,300
OFG Bancorp	24,300	498,636
Preferred Bank	10,100	504,596
United Community Banks, Inc.	11,300	298,433
Total		6,704,928
Capital Markets 1.8%
Cohen & Steers, Inc.	8,800	474,584
Federated Investors, Inc., Class B	18,800	602,352
Waddell & Reed Financial, Inc., Class A	29,200	472,164
Total		1,549,100
Consumer Finance 1.2%
Enova International, Inc.(a)	19,300	461,270
Nelnet, Inc., Class A	8,350	559,868
Total		1,021,138
Insurance 1.8%
American Equity Investment Life Holding Co.	16,300	351,265
Employers Holdings, Inc.	12,600	543,438
Genworth Financial, Inc., Class A(a)	56,200	248,966
Selective Insurance Group, Inc.	1,450	115,463
Universal Insurance Holdings, Inc.	12,100	302,500
Total		1,561,632

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 1.3%
Ellington Financial, Inc.	22,200	387,834
New York Mortgage Trust, Inc.	16,500	101,475
PennyMac Mortgage Investment Trust	22,600	491,776
Western Asset Mortgage Capital Corp.	17,100	160,740
Total		1,141,825
Thrifts & Mortgage Finance 3.4%
Essent Group Ltd.(a)	14,300	693,550
Federal Agricultural Mortgage Corp.	6,650	547,627
Merchants Bancorp	5,800	91,988
NMI Holdings, Inc., Class A(a)	19,000	538,460
Radian Group, Inc.	31,000	699,050
Washington Federal, Inc.	9,200	327,520
Total		2,898,195
Total Financials		14,876,818
Health Care 15.8%
Biotechnology 6.2%
ACADIA Pharmaceuticals, Inc.(a)	8,280	229,025
Alder Biopharmaceuticals, Inc.(a)	25,011	223,849
Apellis Pharmaceuticals, Inc.(a)	7,530	219,123
Arena Pharmaceuticals, Inc.(a)	4,650	245,939
ArQule, Inc.(a)	8,400	75,264
Arrowhead Pharmaceuticals, Inc.(a)	4,290	146,589
Atara Biotherapeutics, Inc.(a)	8,630	116,505
bluebird bio, Inc.(a)	2,040	210,752
Blueprint Medicines Corp.(a)	3,860	295,946
Clovis Oncology, Inc.(a)	5,925	33,239
Dynavax Technologies Corp.(a)	16,565	68,579
FibroGen, Inc.(a)	3,470	154,970
Gossamer Bio, Inc.(a)	8,271	173,360
Immunomedics, Inc.(a)	33,010	422,528
Insmed, Inc.(a)	14,340	235,750
Medicines Co. (The)(a)	7,230	303,371
Mirati Therapeutics, Inc.(a)	3,510	287,715
Precision BioSciences, Inc.(a)	15,414	131,327
Repligen Corp.(a)	2,130	197,685
Rubius Therapeutics, Inc.(a)	12,210	113,309
Sage Therapeutics, Inc.(a)	1,800	309,006
Common Stocks (continued)
Issuer	Shares	Value ($)
Sarepta Therapeutics, Inc.(a)	2,275	205,091
TCR2 Therapeutics, Inc.(a)	15,290	257,790
Turning Point Therapeutics, Inc.(a)	5,008	273,086
Ultragenyx Pharmaceutical, Inc.(a)	2,390	130,183
uniQure NV(a)	4,620	250,635
Total		5,310,616
Health Care Equipment & Supplies 3.6%
CryoLife, Inc.(a)	11,500	308,200
Integer Holdings Corp.(a)	7,350	532,140
Lantheus Holdings, Inc.(a)	18,700	406,912
Meridian Bioscience, Inc.	39,500	364,585
Natus Medical, Inc.(a)	5,000	138,400
NuVasive, Inc.(a)	3,800	241,376
Quidel Corp.(a)	9,250	583,212
Varex Imaging Corp.(a)	15,200	400,520
Zynex, Inc.	9,800	87,612
Total		3,062,957
Health Care Providers & Services 2.1%
Amedisys, Inc.(a)	800	102,968
AMN Healthcare Services, Inc.(a)	3,700	216,080
Corvel Corp.(a)	5,500	463,265
Ensign Group, Inc. (The)	3,600	179,640
Magellan Health, Inc.(a)	7,300	459,973
Tenet Healthcare Corp.(a)	10,700	231,655
Triple-S Management Corp., Class B(a)	8,873	182,074
Total		1,835,655
Health Care Technology 0.3%
HealthStream, Inc.(a)	11,200	283,024
Life Sciences Tools & Services 1.4%
Medpace Holdings, Inc.(a)	7,450	602,780
Syneos Health, Inc.(a)	12,100	635,613
Total		1,238,393
Pharmaceuticals 2.2%
Aerie Pharmaceuticals, Inc.(a)	7,760	168,081
Amphastar Pharmaceuticals, Inc.(a)	4,200	94,332
ANI Pharmaceuticals, Inc.(a)	5,450	356,975
Endo International PLC(a)	53,900	127,743
GW Pharmaceuticals PLC, ADR(a)	1,795	255,626

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Small Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Horizon Therapeutics PLC(a)	5,590	154,452
Odonate Therapeutics, Inc.(a)	9,700	298,857
Reata Pharmaceuticals, Inc., Class A(a)	3,080	237,468
Supernus Pharmaceuticals, Inc.(a)	6,455	174,479
Total		1,868,013
Total Health Care		13,598,658
Industrials 15.6%
Aerospace & Defense 0.1%
Vectrus, Inc.(a)	1,400	56,644
Air Freight & Logistics 0.3%
Echo Global Logistics, Inc.(a)	13,200	264,528
Building Products 3.8%
Advanced Drainage Systems, Inc.	16,400	514,796
American Woodmark Corp.(a)	6,050	498,338
Builders FirstSource, Inc.(a)	29,400	571,830
Continental Building Product(a)	10,300	258,942
CSW Industrials, Inc.	4,250	289,893
Gibraltar Industries, Inc.(a)	11,320	455,856
Masonite International Corp.(a)	3,300	176,187
Quanex Building Products Corp.	25,600	440,832
Total		3,206,674
Commercial Services & Supplies 1.7%
Deluxe Corp.	5,800	267,264
Ennis, Inc.	11,600	233,276
Herman Miller, Inc.	12,600	532,728
HNI Corp.	13,000	405,470
Total		1,438,738
Construction & Engineering 1.8%
EMCOR Group, Inc.	4,850	424,084
Great Lakes Dredge & Dock Corp.(a)	50,170	543,843
MasTec, Inc.(a)	9,500	597,265
Total		1,565,192
Electrical Equipment 0.6%
Atkore International Group, Inc.(a)	18,800	545,388
Machinery 2.7%
Barnes Group, Inc.	5,100	228,735
EnPro Industries, Inc.	7,750	482,670
Federal Signal Corp.	5,000	148,550
Common Stocks (continued)
Issuer	Shares	Value ($)
Gorman-Rupp Co.	3,100	92,597
Hillenbrand, Inc.	2,500	68,600
Mueller Industries, Inc.	10,900	287,324
Rexnord Corp.(a)	22,400	586,432
Wabash National Corp.	31,600	431,024
Total		2,325,932
Professional Services 2.6%
Barrett Business Services, Inc.	4,250	370,302
Heidrick & Struggles International, Inc.	14,900	395,595
Insperity, Inc.	575	56,960
Kforce, Inc.	14,700	478,338
Korn/Ferry International	10,100	394,708
TriNet Group, Inc.(a)	8,000	537,040
Total		2,232,943
Road & Rail 0.4%
ArcBest Corp.	8,800	260,568
YRC Worldwide, Inc.(a)	42,400	92,432
Total		353,000
Trading Companies & Distributors 1.6%
Applied Industrial Technologies, Inc.	9,230	492,790
BMC Stock Holdings, Inc.(a)	22,200	564,546
Foundation Building Materials, Inc.(a)	8,300	142,179
Titan Machinery, Inc.(a)	11,400	171,684
Total		1,371,199
Total Industrials		13,360,238
Information Technology 13.7%
Communications Equipment 0.9%
Acacia Communications, Inc.(a)	4,200	264,810
ADTRAN, Inc.	22,510	231,178
Extreme Networks, Inc.(a)	39,900	266,532
Total		762,520
Electronic Equipment, Instruments & Components 3.0%
AVX Corp.	13,900	188,345
Badger Meter, Inc.	1,200	61,896
Belden, Inc.	6,800	310,148
Benchmark Electronics, Inc.	6,500	172,120
Fabrinet (a)	11,300	570,537
PC Connection, Inc.	12,700	447,421

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Tech Data Corp.(a)	4,750	440,467
Vishay Intertechnology, Inc.	25,300	400,499
Total		2,591,433
IT Services 3.4%
Cardtronics PLC, Class A(a)	16,500	488,730
Cass Information Systems, Inc.	1,960	99,176
EVERTEC, Inc.	16,500	575,190
KBR, Inc.	18,900	482,328
MAXIMUS, Inc.	4,800	369,312
Perspecta, Inc.	15,300	397,035
TTEC Holdings, Inc.	10,500	492,555
Total		2,904,326
Semiconductors & Semiconductor Equipment 2.6%
Amkor Technology, Inc.(a)	59,000	516,250
Cirrus Logic, Inc.(a)	11,600	622,224
Diodes, Inc.(a)	11,100	405,705
MACOM Technology Solutions Holdings, Inc.(a)	12,400	243,536
Synaptics, Inc.(a)	14,900	477,098
Total		2,264,813
Software 3.8%
Bottomline Technologies de, Inc.(a)	3,100	127,844
CommVault Systems, Inc.(a)	11,300	490,081
Intelligent Systems Corp.(a)	3,600	190,404
j2 Global, Inc.	7,775	657,765
Progress Software Corp.	13,600	513,808
Qualys, Inc.(a)	3,350	266,727
SPS Commerce, Inc.(a)	9,600	485,184
Tenable Holdings, Inc.(a)	5,400	123,120
TiVo Corp.	52,700	396,831
Total		3,251,764
Total Information Technology		11,774,856
Materials 3.3%
Chemicals 1.4%
Chase Corp.	1,800	180,396
Ingevity Corp.(a)	6,200	472,254
Quaker Chemical Corp.	875	139,002
Stepan Co.	4,000	381,560
Total		1,173,212
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.2%
U.S. Concrete, Inc.(a)	3,400	137,768
Metals & Mining 1.1%
Materion Corp.	8,500	500,140
Schnitzer Steel Industries, Inc., Class A	20,300	449,442
Total		949,582
Paper & Forest Products 0.6%
Louisiana-Pacific Corp.	18,900	454,356
Verso Corp., Class A(a)	9,500	96,995
Total		551,351
Total Materials		2,811,913
Real Estate 7.6%
Equity Real Estate Investment Trusts (REITS) 7.0%
American Assets Trust, Inc.	11,100	520,146
Braemar Hotels & Resorts, Inc.	15,600	143,052
CareTrust REIT, Inc.	9,100	216,489
CoreCivic, Inc.	27,000	457,650
CorEnergy Infrastructure Trust, Inc.	11,006	496,481
EastGroup Properties, Inc.	4,675	582,131
GEO Group, Inc. (The)	26,300	451,308
Investors Real Estate Trust	7,698	533,086
Lexington Realty Trust	50,300	522,617
Piedmont Office Realty Trust, Inc.	10,700	211,218
PS Business Parks, Inc.	3,655	656,475
Ryman Hospitality Properties, Inc.	1,550	123,473
Uniti Group, Inc.	60,600	447,834
Washington Prime Group, Inc.	89,600	289,408
Xenia Hotels & Resorts, Inc.	18,600	375,906
Total		6,027,274
Real Estate Management & Development 0.6%
RE/MAX Holdings, Inc., Class A	1,900	48,773
RMR Group, Inc. (The), Class A	9,000	419,310
Total		468,083
Total Real Estate		6,495,357

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Small Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.7%
Electric Utilities 1.4%
Otter Tail Corp.	1,100	55,682
PNM Resources, Inc.	8,900	453,989
Portland General Electric Co.	12,450	708,281
Total		1,217,952
Gas Utilities 1.4%
Chesapeake Utilities Corp.	5,625	532,012
Southwest Gas Holdings, Inc.	7,600	693,348
Total		1,225,360
Multi-Utilities 0.9%
Avista Corp.	5,500	257,950
NorthWestern Corp.	7,150	517,946
Total		775,896
Total Utilities		3,219,208
Total Common Stocks (Cost $84,005,552)		83,284,427
Total Investments in Securities (Cost: $84,005,552)(b)		83,284,427
Other Assets & Liabilities, Net		2,549,108
Net Assets		85,833,535
At August 31, 2019, securities and/or cash totaling $52,000 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 E-mini	36	09/2019	USD	2,689,560	—	(29,472)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	2,838,511	23,140,643	(25,979,154)	—	88	—	38,640	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
August 31, 2019
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	2,405,594	—	—	2,405,594
Consumer Discretionary	9,357,295	—	—	9,357,295
Consumer Staples	2,708,744	—	—	2,708,744
Energy	2,675,746	—	—	2,675,746
Financials	14,876,818	—	—	14,876,818
Health Care	13,598,658	—	—	13,598,658
Industrials	13,360,238	—	—	13,360,238
Information Technology	11,774,856	—	—	11,774,856
Materials	2,811,913	—	—	2,811,913
Real Estate	6,495,357	—	—	6,495,357
Utilities	3,219,208	—	—	3,219,208
Total Common Stocks	83,284,427	—	—	83,284,427
Total Investments in Securities	83,284,427	—	—	83,284,427
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Small Core Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Liability
Futures Contracts	(29,472)	—	—	(29,472)
Total	83,254,955	—	—	83,254,955
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2019	15

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $84,005,552)	$83,284,427
Margin deposits on:
Futures contracts	52,000
Receivable for:
Investments sold	2,532,772
Capital shares sold	4,963
Dividends	78,720
Prepaid expenses	602
Trustees’ deferred compensation plan	129,108
Total assets	86,082,592
Liabilities
Due to custodian	19,676
Payable for:
Capital shares purchased	38,814
Variation margin for futures contracts	11,705
Management services fees	2,028
Distribution and/or service fees	546
Transfer agent fees	13,975
Compensation of chief compliance officer	7
Audit fees	18,050
Other expenses	15,148
Trustees’ deferred compensation plan	129,108
Total liabilities	249,057
Net assets applicable to outstanding capital stock	$85,833,535
Represented by
Paid in capital	91,252,372
Total distributable earnings (loss) (Note 2)	(5,418,837)
Total - representing net assets applicable to outstanding capital stock	$85,833,535
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Small Core Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$27,782,296
Shares outstanding	5,847,126
Net asset value per share	$4.75
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.04
Advisor Class
Net assets	$991,157
Shares outstanding	172,236
Net asset value per share	$5.75
Class C
Net assets	$2,685,103
Shares outstanding	1,603,683
Net asset value per share	$1.67
Institutional Class
Net assets	$12,772,353
Shares outstanding	2,290,121
Net asset value per share	$5.58
Institutional 2 Class
Net assets	$418,736
Shares outstanding	71,847
Net asset value per share	$5.83
Institutional 3 Class
Net assets	$258,538
Shares outstanding	43,668
Net asset value per share	$5.92
Class V
Net assets	$40,925,352
Shares outstanding	9,418,993
Net asset value per share	$4.34
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$4.60
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2019	17

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$1,731,611
Dividends — affiliated issuers	38,640
Foreign taxes withheld	(1,708)
Total income	1,768,543
Expenses:
Management services fees	884,008
Distribution and/or service fees
Class A	81,576
Class C	41,004
Class T	69
Class V	115,569
Transfer agent fees
Class A	64,226
Advisor Class	2,418
Class C	8,135
Institutional Class	37,438
Institutional 2 Class	307
Institutional 3 Class	63
Class T	54
Class V	90,894
Compensation of board members	15,079
Custodian fees	14,026
Printing and postage fees	22,984
Registration fees	101,876
Audit fees	33,013
Legal fees	2,093
Compensation of chief compliance officer	40
Other	14,199
Total expenses	1,529,071
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(150,693)
Total net expenses	1,378,378
Net investment income	390,165
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,428,930)
Investments — affiliated issuers	88
Futures contracts	(175,391)
Net realized loss	(1,604,233)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(23,609,719)
Futures contracts	(150,896)
Net change in unrealized appreciation (depreciation)	(23,760,615)
Net realized and unrealized loss	(25,364,848)
Net decrease in net assets resulting from operations	$(24,974,683)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Small Core Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$390,165	$217,933
Net realized gain (loss)	(1,604,233)	29,489,716
Net change in unrealized appreciation (depreciation)	(23,760,615)	(1,134,216)
Net increase (decrease) in net assets resulting from operations	(24,974,683)	28,573,433
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,732,915)
Advisor Class	(298,122)
Class C	(2,286,002)
Institutional Class	(4,509,687)
Institutional 2 Class	(100,346)
Institutional 3 Class	(70,786)
Class T	(23,229)
Class V	(13,199,232)
Net investment income
Class A		(117,801)
Advisor Class		(3,861)
Institutional Class		(157,929)
Institutional 2 Class		(2,701)
Institutional 3 Class		(288,519)
Class T		(368)
Class V		(150,990)
Net realized gains
Class A		(8,786,999)
Advisor Class		(147,372)
Class C		(3,194,732)
Institutional Class		(6,027,157)
Institutional 2 Class		(84,852)
Institutional 3 Class		(8,389,930)
Class T		(27,419)
Class V		(11,262,638)
Total distributions to shareholders (Note 2)	(29,220,319)	(38,643,268)
Increase (decrease) in net assets from capital stock activity	649,238	(59,793,571)
Total decrease in net assets	(53,545,764)	(69,863,406)
Net assets at beginning of year	139,379,299	209,242,705
Net assets at end of year	$85,833,535	$139,379,299
Excess of distributions over net investment income	$(129,108)	$(226,427)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2019	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	888,655	4,698,564	1,003,977	7,828,959
Distributions reinvested	1,529,127	7,553,890	962,296	7,082,498
Redemptions	(1,818,328)	(10,141,615)	(2,418,383)	(19,062,523)
Net increase (decrease)	599,454	2,110,839	(452,110)	(4,151,066)
Advisor Class
Subscriptions	31,081	212,866	118,622	1,046,725
Distributions reinvested	49,937	298,121	17,855	151,233
Redemptions	(74,472)	(466,700)	(41,088)	(359,090)
Net increase	6,546	44,287	95,389	838,868
Class C
Subscriptions	344,092	628,573	238,410	996,761
Distributions reinvested	1,084,924	1,898,617	725,953	2,831,219
Redemptions	(1,157,717)	(2,152,318)	(1,653,648)	(7,002,867)
Net increase (decrease)	271,299	374,872	(689,285)	(3,174,887)
Institutional Class
Subscriptions	267,867	1,692,305	427,057	3,736,189
Distributions reinvested	652,638	3,778,774	610,617	5,049,807
Redemptions	(2,209,170)	(15,135,793)	(2,125,619)	(19,952,608)
Net decrease	(1,288,665)	(9,664,714)	(1,087,945)	(11,166,612)
Institutional 2 Class
Subscriptions	33,987	214,869	27,494	260,982
Distributions reinvested	16,614	100,346	10,252	87,553
Redemptions	(33,406)	(210,168)	(270,793)	(2,696,793)
Net increase (decrease)	17,195	105,047	(233,047)	(2,348,258)
Institutional 3 Class
Subscriptions	11,643	76,191	104,501	962,885
Distributions reinvested	11,347	69,674	991,424	8,565,902
Redemptions	(37,567)	(282,957)	(6,079,741)	(53,906,097)
Net decrease	(14,577)	(137,092)	(4,983,816)	(44,377,310)
Class T
Distributions reinvested	4,656	23,001	3,746	27,567
Redemptions	(17,980)	(85,412)	(7,342)	(56,483)
Net decrease	(13,324)	(62,411)	(3,596)	(28,916)
Class V
Subscriptions	705,670	3,193,461	422,269	2,927,131
Distributions reinvested	2,145,976	9,699,811	1,197,764	8,264,569
Redemptions	(1,016,835)	(5,014,862)	(887,544)	(6,577,090)
Net increase	1,834,811	7,878,410	732,489	4,614,610
Total net increase (decrease)	1,412,739	649,238	(6,621,921)	(59,793,571)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Small Core Fund | Annual Report 2019

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Columbia Disciplined Small Core Fund | Annual Report 2019	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$8.00	0.02	(1.49)	—	(1.47)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$8.45	(0.00) (c)	1.26	0.00 (c)	1.26	(0.02)	(1.69)	(1.71)
Year Ended 8/31/2017	$11.81	0.02	0.94	—	0.96	(0.03)	(4.29)	(4.32)
Year Ended 8/31/2016	$16.72	0.00 (c)	0.65	—	0.65	(0.01)	(5.55)	(5.56)
Year Ended 8/31/2015	$19.57	(0.06)	(1.21)	—	(1.27)	(0.01)	(1.57)	(1.58)
Advisor Class
Year Ended 8/31/2019	$9.23	0.04	(1.74)	—	(1.70)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$9.49	0.02	1.45	0.00 (c)	1.47	(0.04)	(1.69)	(1.73)
Year Ended 8/31/2017	$12.79	0.05	0.99	—	1.04	(0.05)	(4.29)	(4.34)
Year Ended 8/31/2016	$17.63	0.03	0.70	—	0.73	(0.02)	(5.55)	(5.57)
Year Ended 8/31/2015	$20.51	(0.02)	(1.26)	—	(1.28)	(0.03)	(1.57)	(1.60)
Class C
Year Ended 8/31/2019	$4.21	(0.01)	(0.75)	—	(0.76)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$5.21	(0.03)	0.72	0.00 (c)	0.69	—	(1.69)	(1.69)
Year Ended 8/31/2017	$8.84	(0.03)	0.69	—	0.66	—	(4.29)	(4.29)
Year Ended 8/31/2016	$13.93	(0.07)	0.53	—	0.46	—	(5.55)	(5.55)
Year Ended 8/31/2015	$16.68	(0.17)	(1.01)	—	(1.18)	—	(1.57)	(1.57)
Institutional Class
Year Ended 8/31/2019	$9.00	0.04	(1.68)	—	(1.64)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$9.30	0.02	1.41	0.00 (c)	1.43	(0.04)	(1.69)	(1.73)
Year Ended 8/31/2017	$12.61	0.05	0.98	—	1.03	(0.05)	(4.29)	(4.34)
Year Ended 8/31/2016	$17.46	0.03	0.69	—	0.72	(0.02)	(5.55)	(5.57)
Year Ended 8/31/2015	$20.33	(0.02)	(1.25)	—	(1.27)	(0.03)	(1.57)	(1.60)
Institutional 2 Class
Year Ended 8/31/2019	$9.31	0.05	(1.75)	—	(1.70)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$9.56	0.02	1.47	0.00 (c)	1.49	(0.05)	(1.69)	(1.74)
Year Ended 8/31/2017	$12.85	0.06	1.01	—	1.07	(0.07)	(4.29)	(4.36)
Year Ended 8/31/2016	$17.68	0.05	0.70	—	0.75	(0.03)	(5.55)	(5.58)
Year Ended 8/31/2015	$20.55	0.02	(1.28)	—	(1.26)	(0.04)	(1.57)	(1.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Disciplined Small Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$4.75	(19.21%)	1.49%	1.35%	0.36%	87%	$27,782
Year Ended 8/31/2018	$8.00	16.70% (d)	1.43% (e)	1.37% (e),(f)	(0.00%) (c)	87%	$41,991
Year Ended 8/31/2017	$8.45	8.22%	1.42% (g)	1.37% (f),(g)	0.26%	87%	$48,138
Year Ended 8/31/2016	$11.81	4.32%	1.39%	1.38% (f)	0.01%	112%	$74,434
Year Ended 8/31/2015	$16.72	(6.81%)	1.36%	1.36% (f)	(0.35%)	23%	$137,486
Advisor Class
Year Ended 8/31/2019	$5.75	(19.11%)	1.24%	1.10%	0.61%	87%	$991
Year Ended 8/31/2018	$9.23	17.17% (d)	1.19% (e)	1.12% (e),(f)	0.20%	87%	$1,529
Year Ended 8/31/2017	$9.49	8.30%	1.16% (g)	1.12% (f),(g)	0.47%	87%	$667
Year Ended 8/31/2016	$12.79	4.64%	1.14%	1.13% (f)	0.26%	112%	$2,926
Year Ended 8/31/2015	$17.63	(6.56%)	1.11%	1.11% (f)	(0.09%)	23%	$6,123
Class C
Year Ended 8/31/2019	$1.67	(19.95%)	2.24%	2.10%	(0.39%)	87%	$2,685
Year Ended 8/31/2018	$4.21	15.81% (d)	2.18% (e)	2.12% (e),(f)	(0.73%)	87%	$5,613
Year Ended 8/31/2017	$5.21	7.34%	2.17% (g)	2.12% (f),(g)	(0.49%)	87%	$10,530
Year Ended 8/31/2016	$8.84	3.62%	2.14%	2.13% (f)	(0.73%)	112%	$15,654
Year Ended 8/31/2015	$13.93	(7.53%)	2.11%	2.11% (f)	(1.09%)	23%	$22,625
Institutional Class
Year Ended 8/31/2019	$5.58	(18.92%)	1.24%	1.10%	0.57%	87%	$12,772
Year Ended 8/31/2018	$9.00	17.06% (d)	1.18% (e)	1.12% (e),(f)	0.27%	87%	$32,221
Year Ended 8/31/2017	$9.30	8.34%	1.18% (g)	1.12% (f),(g)	0.50%	87%	$43,415
Year Ended 8/31/2016	$12.61	4.64%	1.14%	1.13% (f)	0.22%	112%	$58,911
Year Ended 8/31/2015	$17.46	(6.56%)	1.11%	1.11% (f)	(0.09%)	23%	$239,255
Institutional 2 Class
Year Ended 8/31/2019	$5.83	(18.91%)	1.12%	0.97%	0.75%	87%	$419
Year Ended 8/31/2018	$9.31	17.26% (d)	1.04% (e)	1.00% (e)	0.17%	87%	$509
Year Ended 8/31/2017	$9.56	8.47%	1.04% (g)	1.02% (g)	0.57%	87%	$2,751
Year Ended 8/31/2016	$12.85	4.76%	0.98%	0.98%	0.35%	112%	$2,876
Year Ended 8/31/2015	$17.68	(6.43%)	0.93%	0.93%	0.10%	23%	$12,955
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2019	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$9.42	0.05	(1.77)	—	(1.72)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$9.66	0.05	1.46	0.00 (c)	1.51	(0.06)	(1.69)	(1.75)
Year Ended 8/31/2017	$12.94	0.06	1.02	—	1.08	(0.07)	(4.29)	(4.36)
Year Ended 8/31/2016	$17.76	0.06	0.70	—	0.76	(0.03)	(5.55)	(5.58)
Year Ended 8/31/2015	$20.63	0.03	(1.29)	—	(1.26)	(0.04)	(1.57)	(1.61)
Class V
Year Ended 8/31/2019	$7.50	0.02	(1.40)	—	(1.38)	(0.08)	(1.70)	(1.78)
Year Ended 8/31/2018	$8.01	(0.00) (c)	1.20	0.00 (c)	1.20	(0.02)	(1.69)	(1.71)
Year Ended 8/31/2017	$11.41	0.02	0.90	—	0.92	(0.03)	(4.29)	(4.32)
Year Ended 8/31/2016	$16.33	0.00 (c)	0.64	—	0.64	(0.01)	(5.55)	(5.56)
Year Ended 8/31/2015	$19.16	(0.06)	(1.19)	—	(1.25)	(0.01)	(1.57)	(1.58)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.04%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class V
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Disciplined Small Core Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	$5.92	(18.92%)	1.06%	0.92%	0.76%	87%	$259
Year Ended 8/31/2018	$9.42	17.24% (d)	0.98% (e)	0.95% (e)	0.55%	87%	$548
Year Ended 8/31/2017	$9.66	8.57%	1.00%	0.98%	0.57%	87%	$48,689
Year Ended 8/31/2016	$12.94	4.83%	0.94%	0.94%	0.49%	112%	$6,736
Year Ended 8/31/2015	$17.76	(6.39%)	0.88%	0.88%	0.17%	23%	$3,024
Class V
Year Ended 8/31/2019	$4.34	(19.32%)	1.49%	1.35%	0.36%	87%	$40,925
Year Ended 8/31/2018	$7.50	16.87% (d)	1.43% (e)	1.37% (e),(f)	(0.01%)	87%	$56,862
Year Ended 8/31/2017	$8.01	8.12%	1.43% (g)	1.37% (f),(g)	0.25%	87%	$54,908
Year Ended 8/31/2016	$11.41	4.35%	1.39%	1.38% (f)	0.03%	112%	$60,071
Year Ended 8/31/2015	$16.33	(6.87%)	1.38%	1.38% (f)	(0.36%)	23%	$65,184
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Small Core Fund | Annual Report 2019	25

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Disciplined Small Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
26	Columbia Disciplined Small Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Small Core Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Disciplined Small Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2019:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	29,472*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(175,391)
Total	(175,391)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(150,896)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,337,540

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2019.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Columbia Disciplined Small Core Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
30	Columbia Disciplined Small Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.85% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended August 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $63,310, respectively. The sale transactions resulted in a net realized loss of $114,474.
Columbia Disciplined Small Core Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
August 31, 2019
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Advisor Class	0.20
Class C	0.20
Institutional Class	0.20
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class T	0.06 (a)
Class V	0.20

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a service fee or distribution fee for Class T shares.
32	Columbia Disciplined Small Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	11,694
Class C	—	1.00 (b)	34
Class T	2.50	—	—
Class V	5.75	0.50 - 1.00 (a)	1,903

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.33%	1.38%
Advisor Class	1.08	1.13
Class C	2.08	2.13
Institutional Class	1.08	1.13
Institutional 2 Class	0.96	1.00
Institutional 3 Class	0.91	0.94
Class V	1.33	1.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
Columbia Disciplined Small Core Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
August 31, 2019
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, post-October capital losses, re-characterization of distributions for investments, distribution reclassifications, passive foreign investment company (PFIC) holdings and excess distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(292,846)	1,133,690	(840,844)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,073,510	26,146,809	29,220,319	10,740,732	27,902,536	38,643,268
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	—	(1,357,692)
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
84,612,647	9,710,231	(11,067,923)	(1,357,692)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2019.
34	Columbia Disciplined Small Core Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Late year ordinary losses ($)	Post-October capital losses ($)
—	3,932,037
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $90,114,002 and $118,159,069, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 8. Significant risks
Shareholder concentration risk
At August 31, 2019, one unaffiliated shareholder of record owned 17.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 11.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Disciplined Small Core Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
August 31, 2019
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Disciplined Small Core Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Disciplined Small Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Disciplined Small Core Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Disciplined Small Core Fund | Annual Report 2019	37

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
81.85%	80.36%	$2,081,545
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
38	Columbia Disciplined Small Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Columbia Disciplined Small Core Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
40	Columbia Disciplined Small Core Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Disciplined Small Core Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Disciplined Small Core Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
42	Columbia Disciplined Small Core Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee
Columbia Disciplined Small Core Fund | Annual Report 2019	43

Board Consideration and Approval of Management
Agreement  (continued)

and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the ninety-first, ninety-ninth and ninety-seventh percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
44	Columbia Disciplined Small Core Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Disciplined Small Core Fund | Annual Report 2019	45

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Columbia Disciplined Small Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN225_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Small Cap Growth Fund I
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Small Cap Growth Fund I (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Growth Fund I  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks capital appreciation, by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than, the largest stock in the Standard & Poor’s (S&P) SmallCap 600® Index.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2006
Lawrence Lin, CFA
Co-Portfolio Manager
Managed Fund since 2007
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	7.76	15.20	15.17
	Including sales charges		1.55	13.84	14.49
Advisor Class*		11/08/12	8.05	15.49	15.46
Class C	Excluding sales charges	11/01/05	6.93	14.33	14.30
	Including sales charges		6.08	14.33	14.30
Institutional Class		10/01/96	8.08	15.49	15.46
Institutional 2 Class*		02/28/13	8.16	15.62	15.58
Institutional 3 Class		07/15/09	8.26	15.69	15.66
Class R*		09/27/10	7.53	14.92	14.88
Russell 2000 Growth Index			-11.02	8.06	13.06
Russell 2000 Index			-12.89	6.41	11.59
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Growth Fund I | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
World Wrestling Entertainment, Inc., Class A	3.2
Bio-Techne Corp.	3.2
Quidel Corp.	2.6
Cantel Medical Corp.	2.6
Everbridge, Inc.	2.5
Planet Fitness, Inc., Class A	2.5
Trex Company, Inc.	2.3
Neogen Corp.	2.3
Chemed Corp.	2.3
Five Below, Inc.	2.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2019)
Common Stocks	98.3
Limited Partnerships	0.7
Money Market Funds	1.0
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	3.2
Consumer Discretionary	12.7
Consumer Staples	1.9
Energy	1.0
Financials	2.8
Health Care	35.0
Industrials	14.3
Information Technology	23.7
Materials	2.3
Real Estate	3.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Growth Fund I | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned 7.76% excluding sales charges. The Fund solidly outperformed its benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, which lost 11.02% and 12.89%, respectively. The Fund outperformed in all key sectors, including technology, health care, consumer discretionary and industrials. Our triangulated approach toward risk management served the Fund well in the difficult fourth calendar quarter of 2018, which positioned the Fund strongly entering calendar year 2019.
Trade concerns, interest rates drove financial markets
Optimism prevailed early in the 12-month period ended August 31, 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 173,000 jobs per month, on average, and manufacturing activity remained solid. Unemployment fell to a 50-year low of 3.7%.
However, the economic backdrop looked less rosy as the period wore on. U.S. growth slowed from above 3.0% to 2.1% (annualized). European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit (the U.K’s departure from the European Union). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S dollar.
With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve (Fed) backed away from additional rate hikes, then dipped again in the final months of the period as trade concerns amplified. Late in July, the Fed lowered its key short-term borrowing rate by 25 basis points (a basis point is one hundredth of one percent).
Bonds solidly outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 10.17%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 2.92%.
Contributors and detractors
As stocks fell broadly at the end of 2018, trading at or below our average entry points of 70% of expected value, we added to many of the Fund’s software, health care and earlier stage companies. These areas of the portfolio contributed heavily to the Fund’s exceptional outperformance for the 12-month period.
In the technology sector, Coupa Software was the Fund’s top contributor for the year. Cloud-based Coupa specializes in business-spending management. The company has revolutionized the business procurement process by providing visibility and cost savings to customers. Coupa is both a transaction and an innovation platform and has multi-sided network effects, which is one of the core competitive advantages we look for in portfolio candidates. As Coupa adds customers, it increases the aggregate buying power of its platform, which attracts suppliers and makes the platform more useful to customers. Through new offerings such as the “Community Intelligence” module and the “Business Spend Index” module, Coupa relays best practices to its customer base, which incentivizes more users onto the network. The company is adding a “payments” module to aggregate buying as well as payments through its network. We continued to believe in Coupa’s long-term potential.
Healthcare Services Group (HCSG) was the Fund’s biggest disappointment for the period. HCSG provides management, administrative and operating services to the housekeeping, laundry, linen, facility maintenance and dietary service departments of U.S. nursing homes, retirement complexes, rehabilitation centers and hospitals. The Skilled Nursing Facility segment of the company’s customer base has been under considerable duress over the past couple of years, as contract renegotiations due to facility owner/operator changes have disrupted business. However, we’ve seen similar cycles before and see the potential for improvement. HCSG provides essential services. The company’s market share and scale equate to niche dominance that we believe is unlikely to be overthrown over the course of our investment time horizon. We believe that management has made positive economic value-added changes, such as reducing client billing periods and weeding out weaker players. Over the years, HCSG has created value by generating earnings well in excess of its industry cost of capital and we have maintained our position in the stock.
Columbia Small Cap Growth Fund I | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At period’s end
Even though we harvested some gains in the last months of the period as certain stocks approached our price targets, the Fund remained overweight in health care and technology. We keep a watchful eye on the risk exposure of the overall portfolio, and we are confident in the risk/reward tradeoffs of core holdings. We expect sector rotations to result in occasional disappointments versus the Fund’s benchmark, and we have accounted for this possibility in the overall design of the process by which we allocate capital. We monitor risk at the individual stock level, the portfolio level and the firm level, which has guided us well. The single most important aspect of risk that we control for is the correct analysis of our portfolio businesses and respective valuations, which gives us the confidence to initiate or add to positions when entry points are attractive. We do not plan to deviate from this process.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Growth Fund I | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,089.50	1,018.50	6.86	6.63	1.31
Advisor Class	1,000.00	1,000.00	1,090.70	1,019.75	5.56	5.37	1.06
Class C	1,000.00	1,000.00	1,084.90	1,014.74	10.77	10.40	2.06
Institutional Class	1,000.00	1,000.00	1,091.10	1,019.75	5.56	5.37	1.06
Institutional 2 Class	1,000.00	1,000.00	1,091.00	1,020.05	5.24	5.06	1.00
Institutional 3 Class	1,000.00	1,000.00	1,091.90	1,020.51	4.77	4.61	0.91
Class R	1,000.00	1,000.00	1,088.30	1,017.25	8.17	7.89	1.56
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Small Cap Growth Fund I | Annual Report 2019	7

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.8%
Issuer	Shares	Value ($)
Communication Services 3.2%
Entertainment 3.2%
World Wrestling Entertainment, Inc., Class A	301,692	21,549,860
Total Communication Services		21,549,860
Consumer Discretionary 12.6%
Hotels, Restaurants & Leisure 5.1%
Planet Fitness, Inc., Class A(a)	232,900	16,445,069
Six Flags Entertainment Corp.	87,500	5,177,375
Texas Roadhouse, Inc.	248,900	12,808,394
Total		34,430,838
Internet & Direct Marketing Retail 1.8%
Etsy, Inc.(a)	161,700	8,536,143
Revolve Group, Inc.(a)	138,900	3,148,863
Total		11,685,006
Multiline Retail 0.7%
Ollie’s Bargain Outlet Holdings, Inc.(a)	87,607	4,857,808
Specialty Retail 5.0%
Five Below, Inc.(a)	121,200	14,891,844
Floor & Decor Holdings, Inc.(a)	223,400	10,995,748
Monro, Inc.	99,000	7,694,280
Total		33,581,872
Total Consumer Discretionary		84,555,524
Consumer Staples 1.9%
Food & Staples Retailing 1.0%
BJ’s Wholesale Club Holdings, Inc.(a)	248,530	6,526,398
Food Products 0.9%
Freshpet, Inc.(a)	124,200	6,095,736
Total Consumer Staples		12,622,134
Energy 0.3%
Energy Equipment & Services 0.3%
Frank’s International NV(a)	480,300	2,089,305
Total Energy		2,089,305
Financials 2.7%
Insurance 0.6%
Goosehead Insurance, Inc., Class A	92,500	4,277,200
Common Stocks (continued)
Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 2.1%
LendingTree, Inc.(a)	45,200	14,016,068
Total Financials		18,293,268
Health Care 34.5%
Biotechnology 3.8%
Adamas Pharmaceuticals, Inc.(a)	321,523	2,028,810
bluebird bio, Inc.(a)	11,022	1,138,683
Immunomedics, Inc.(a)	234,700	3,004,160
Invitae Corp.(a)	250,800	6,084,408
Ligand Pharmaceuticals, Inc.(a)	57,100	5,190,961
Mirati Therapeutics, Inc.(a)	12,900	1,057,413
Precision BioSciences, Inc.(a)	165,089	1,406,559
Sarepta Therapeutics, Inc.(a)	42,200	3,804,330
uniQure NV(a)	29,200	1,584,100
Total		25,299,424
Health Care Equipment & Supplies 16.5%
BioLife Solutions, Inc.(a)	369,700	7,649,093
Cantel Medical Corp.	186,400	17,135,752
Glaukos Corp.(a)	105,400	6,778,274
Heska Corp.(a)	128,600	9,026,434
Insulet Corp.(a)	96,300	14,846,571
Neogen Corp.(a)	212,700	14,999,604
Quidel Corp.(a)	272,700	17,193,735
Quotient Ltd.(a)	569,600	5,137,792
Tactile Systems Technology, Inc.(a)	82,600	4,166,344
West Pharmaceutical Services, Inc.	95,700	13,920,522
Total		110,854,121
Health Care Providers & Services 5.1%
Addus HomeCare Corp.(a)	51,700	4,548,566
Amedisys, Inc.(a)	53,000	6,821,630
Chemed Corp.	34,883	14,979,807
Guardant Health, Inc.(a)	90,414	7,913,937
Total		34,263,940
Health Care Technology 1.3%
Teladoc Health, Inc.(a)	149,065	8,627,882
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Growth Fund I | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 7.3%
Adaptive Biotechnologies Corp.(a)	143,806	7,312,535
Bio-Techne Corp.	111,100	21,283,427
Charles River Laboratories International, Inc.(a)	74,400	9,761,280
Codexis, Inc.(a)	169,900	2,383,697
Quanterix Corp.(a)	318,500	8,386,105
Total		49,127,044
Pharmaceuticals 0.5%
Reata Pharmaceuticals, Inc., Class A(a)	46,200	3,562,020
Total Health Care		231,734,431
Industrials 14.1%
Aerospace & Defense 1.3%
Aerojet Rocketdyne Holdings, Inc.(a)	163,600	8,544,828
Building Products 4.1%
Simpson Manufacturing Co., Inc.	188,800	12,120,960
Trex Company, Inc.(a)	178,302	15,250,170
Total		27,371,130
Commercial Services & Supplies 2.0%
Casella Waste Systems, Inc., Class A(a)	71,648	3,259,984
Healthcare Services Group, Inc.	471,800	10,639,090
Total		13,899,074
Machinery 2.6%
John Bean Technologies Corp.	48,500	4,962,520
Proto Labs, Inc.(a)	133,600	12,657,264
Total		17,619,784
Professional Services 0.8%
Insperity, Inc.	53,100	5,260,086
Road & Rail 3.3%
Knight-Swift Transportation Holdings, Inc.	248,400	8,480,376
Saia, Inc.(a)	160,700	13,746,278
Total		22,226,654
Total Industrials		94,921,556
Information Technology 23.3%
Electronic Equipment, Instruments & Components 1.1%
Littelfuse, Inc.	48,900	7,631,823
IT Services 0.4%
Paysign, Inc.(a)	222,400	2,955,696
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.3%
Cabot Microelectronics Corp.	35,700	4,450,005
MKS Instruments, Inc.	44,500	3,483,905
Monolithic Power Systems, Inc.	48,500	7,302,160
Total		15,236,070
Software 19.5%
Alteryx, Inc., Class A(a)	38,300	5,455,835
Anaplan, Inc.(a)	73,000	3,966,090
Avalara, Inc.(a)	118,900	10,028,026
Coupa Software, Inc.(a)	78,200	10,864,326
Everbridge, Inc.(a)	195,100	16,817,620
Five9, Inc.(a)	186,700	11,801,307
ForeScout Technologies, Inc.(a)	137,100	4,912,293
HubSpot, Inc.(a)	40,070	8,001,177
Medallia, Inc.(a)	217,024	7,730,395
Mimecast Ltd.(a)	171,500	7,019,495
Paylocity Holding Corp.(a)	97,700	10,670,794
RingCentral, Inc., Class A(a)	43,700	6,167,381
SailPoint Technologies Holding, Inc.(a)	316,000	7,119,480
Smartsheet, Inc., Class A(a)	290,700	14,128,020
Trade Desk, Inc. (The), Class A(a)	26,000	6,390,020
Total		131,072,259
Total Information Technology		156,895,848
Materials 2.2%
Chemicals 2.2%
Balchem Corp.	120,400	10,690,316
Livent Corp.(a)	710,500	4,369,575
Total		15,059,891
Total Materials		15,059,891
Real Estate 3.0%
Equity Real Estate Investment Trusts (REITS) 3.0%
Coresite Realty Corp.	108,900	12,652,002
STORE Capital Corp.	205,604	7,763,607
Total		20,415,609
Total Real Estate		20,415,609
Total Common Stocks (Cost $568,505,278)		658,137,426

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Limited Partnerships 0.7%
Issuer	Shares	Value ($)
Energy 0.7%
Oil, Gas & Consumable Fuels 0.7%
Viper Energy Partners LP	160,100	4,638,097
Total Energy		4,638,097
Total Limited Partnerships (Cost $5,273,740)		4,638,097

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(b),(c)	6,715,537	6,714,865
Total Money Market Funds (Cost $6,714,865)		6,714,865
Total Investments in Securities (Cost: $580,493,883)		669,490,388
Other Assets & Liabilities, Net		3,239,765
Net Assets		672,730,153
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	3,659,207	359,584,321	(356,527,991)	6,715,537	1,509	—	521,789	6,714,865
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund I | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	21,549,860	—	—	21,549,860
Consumer Discretionary	84,555,524	—	—	84,555,524
Consumer Staples	12,622,134	—	—	12,622,134
Energy	2,089,305	—	—	2,089,305
Financials	18,293,268	—	—	18,293,268
Health Care	231,734,431	—	—	231,734,431
Industrials	94,921,556	—	—	94,921,556
Information Technology	156,895,848	—	—	156,895,848
Materials	15,059,891	—	—	15,059,891
Real Estate	20,415,609	—	—	20,415,609
Total Common Stocks	658,137,426	—	—	658,137,426
Limited Partnerships
Energy	4,638,097	—	—	4,638,097
Total Limited Partnerships	4,638,097	—	—	4,638,097
Money Market Funds	6,714,865	—	—	6,714,865
Total Investments in Securities	669,490,388	—	—	669,490,388
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2019	11

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $573,779,018)	$662,775,523
Affiliated issuers (cost $6,714,865)	6,714,865
Receivable for:
Investments sold	44,020
Capital shares sold	3,550,592
Dividends	231,772
Prepaid expenses	3,924
Trustees’ deferred compensation plan	127,137
Total assets	673,447,833
Liabilities
Payable for:
Capital shares purchased	425,863
Management services fees	15,803
Distribution and/or service fees	2,090
Transfer agent fees	84,005
Compensation of board members	17,388
Compensation of chief compliance officer	38
Other expenses	45,356
Trustees’ deferred compensation plan	127,137
Total liabilities	717,680
Net assets applicable to outstanding capital stock	$672,730,153
Represented by
Paid in capital	522,582,184
Total distributable earnings (loss) (Note 2)	150,147,969
Total - representing net assets applicable to outstanding capital stock	$672,730,153
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund I | Annual Report 2019

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$265,472,544
Shares outstanding	13,459,873
Net asset value per share	$19.72
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$20.92
Advisor Class
Net assets	$20,203,345
Shares outstanding	898,545
Net asset value per share	$22.48
Class C
Net assets	$8,886,916
Shares outstanding	579,150
Net asset value per share	$15.34
Institutional Class
Net assets	$283,780,831
Shares outstanding	13,387,507
Net asset value per share	$21.20
Institutional 2 Class
Net assets	$26,190,262
Shares outstanding	1,219,706
Net asset value per share	$21.47
Institutional 3 Class
Net assets	$66,684,998
Shares outstanding	3,066,329
Net asset value per share	$21.75
Class R
Net assets	$1,511,257
Shares outstanding	78,639
Net asset value per share	$19.22
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2019	13

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$2,495,846
Dividends — affiliated issuers	521,789
Interfund lending	138
Total income	3,017,773
Expenses:
Management services fees	4,852,998
Distribution and/or service fees
Class A	592,770
Class C	77,499
Class R	7,128
Transfer agent fees
Class A	387,816
Advisor Class	18,838
Class C	12,684
Institutional Class	359,786
Institutional 2 Class	13,506
Institutional 3 Class	4,651
Class R	2,339
Compensation of board members	21,944
Custodian fees	14,232
Printing and postage fees	49,078
Registration fees	113,609
Audit fees	33,013
Legal fees	11,348
Interest on interfund lending	663
Compensation of chief compliance officer	219
Other	26,341
Total expenses	6,600,462
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,078)
Total net expenses	6,599,384
Net investment loss	(3,581,611)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	86,651,647
Investments — affiliated issuers	1,509
Foreign currency translations	1,320
Net realized gain	86,654,476
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(38,072,232)
Foreign currency translations	(27)
Net change in unrealized appreciation (depreciation)	(38,072,259)
Net realized and unrealized gain	48,582,217
Net increase in net assets resulting from operations	$45,000,606
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund I | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment loss	$(3,581,611)	$(3,208,002)
Net realized gain	86,654,476	80,013,273
Net change in unrealized appreciation (depreciation)	(38,072,259)	68,934,559
Net increase in net assets resulting from operations	45,000,606	145,739,830
Distributions to shareholders
Net investment income and net realized gains
Class A	(36,731,171)
Advisor Class	(1,694,946)
Class C	(1,393,865)
Institutional Class	(30,338,730)
Institutional 2 Class	(2,996,770)
Institutional 3 Class	(9,102,033)
Class R	(247,105)
Net realized gains
Class A		(30,755,838)
Advisor Class		(658,517)
Class C		(2,144,127)
Institutional Class		(24,892,211)
Institutional 2 Class		(2,219,843)
Institutional 3 Class		(8,099,292)
Class K		(7,567)
Class R		(214,788)
Total distributions to shareholders (Note 2)	(82,504,620)	(68,992,183)
Increase in net assets from capital stock activity	130,755,178	68,865,412
Total increase in net assets	93,251,164	145,613,059
Net assets at beginning of year	579,478,989	433,865,930
Net assets at end of year	$672,730,153	$579,478,989
Excess of distributions over net investment income	$(145,320)	$(699,076)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,031,906	36,814,367	1,797,326	35,428,984
Distributions reinvested	1,982,814	31,943,124	1,506,195	26,328,292
Redemptions	(1,856,347)	(34,113,050)	(1,713,663)	(33,470,462)
Net increase	2,158,373	34,644,441	1,589,858	28,286,814
Advisor Class
Subscriptions	765,805	16,468,112	337,404	7,486,300
Distributions reinvested	92,455	1,694,701	33,793	658,285
Redemptions	(321,820)	(6,401,435)	(90,216)	(1,903,391)
Net increase	536,440	11,761,378	280,981	6,241,194
Class C
Subscriptions	367,095	5,136,467	220,813	3,492,513
Distributions reinvested	106,019	1,335,841	145,159	2,075,777
Redemptions	(362,548)	(5,101,535)	(648,507)	(10,712,615)
Net increase (decrease)	110,566	1,370,773	(282,535)	(5,144,325)
Institutional Class
Subscriptions	4,799,308	95,316,410	2,370,671	49,045,174
Distributions reinvested	1,626,644	28,108,415	1,236,081	22,916,948
Redemptions	(2,693,174)	(53,588,623)	(1,727,964)	(35,613,868)
Net increase	3,732,778	69,836,202	1,878,788	36,348,254
Institutional 2 Class
Subscriptions	755,042	15,675,077	368,410	7,872,631
Distributions reinvested	171,328	2,996,518	118,506	2,219,604
Redemptions	(594,595)	(12,184,911)	(347,447)	(7,431,467)
Net increase	331,775	6,486,684	139,469	2,660,768
Institutional 3 Class
Subscriptions	542,455	11,380,908	342,976	7,370,900
Distributions reinvested	513,934	9,101,773	428,068	8,099,045
Redemptions	(673,127)	(13,849,671)	(702,720)	(15,017,161)
Net increase	383,262	6,633,010	68,324	452,784
Class K
Distributions reinvested	—	—	399	7,344
Redemptions	—	—	(2,800)	(57,962)
Net decrease	—	—	(2,401)	(50,618)
Class R
Subscriptions	26,392	481,566	26,914	518,546
Distributions reinvested	14,470	227,460	11,736	201,152
Redemptions	(38,773)	(686,336)	(34,714)	(649,157)
Net increase	2,089	22,690	3,936	70,541
Total net increase	7,255,283	130,755,178	3,676,420	68,865,412
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund I | Annual Report 2019

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Columbia Small Cap Growth Fund I | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$22.05	(0.15)	1.12	0.97	(3.30)	(3.30)
Year Ended 8/31/2018	$19.46	(0.15)	5.87	5.72	(3.13)	(3.13)
Year Ended 8/31/2017	$17.29	(0.13)	3.78	3.65	(1.48)	(1.48)
Year Ended 8/31/2016	$27.22	(0.11) (g)	0.40	0.29	(10.22)	(10.22)
Year Ended 8/31/2015	$29.40	(0.27)	3.09	2.82	(5.11)	(5.11)
Advisor Class
Year Ended 8/31/2019	$24.61	(0.11)	1.33	1.22	(3.35)	(3.35)
Year Ended 8/31/2018	$21.38	(0.12)	6.53	6.41	(3.18)	(3.18)
Year Ended 8/31/2017	$18.86	(0.09)	4.13	4.04	(1.52)	(1.52)
Year Ended 8/31/2016	$28.69	(0.03) (g)	0.42	0.39	(10.22)	(10.22)
Year Ended 8/31/2015	$30.64	(0.20)	3.24	3.04	(5.11)	(5.11)
Class C
Year Ended 8/31/2019	$17.93	(0.22)	0.78	0.56	(3.15)	(3.15)
Year Ended 8/31/2018	$16.35	(0.25)	4.82	4.57	(2.99)	(2.99)
Year Ended 8/31/2017	$14.74	(0.23)	3.20	2.97	(1.36)	(1.36)
Year Ended 8/31/2016	$24.87	(0.21) (g)	0.30	0.09	(10.22)	(10.22)
Year Ended 8/31/2015	$27.47	(0.44)	2.85	2.41	(5.11)	(5.11)
Institutional Class
Year Ended 8/31/2019	$23.42	(0.11)	1.24	1.13	(3.35)	(3.35)
Year Ended 8/31/2018	$20.49	(0.11)	6.22	6.11	(3.18)	(3.18)
Year Ended 8/31/2017	$18.13	(0.09)	3.97	3.88	(1.52)	(1.52)
Year Ended 8/31/2016	$27.98	(0.07) (g)	0.44	0.37	(10.22)	(10.22)
Year Ended 8/31/2015	$30.01	(0.20)	3.16	2.96	(5.11)	(5.11)
Institutional 2 Class
Year Ended 8/31/2019	$23.68	(0.09)	1.26	1.17	(3.38)	(3.38)
Year Ended 8/31/2018	$20.68	(0.09)	6.29	6.20	(3.20)	(3.20)
Year Ended 8/31/2017	$18.28	(0.07)	4.01	3.94	(1.54)	(1.54)
Year Ended 8/31/2016	$28.11	(0.04) (g)	0.43	0.39	(10.22)	(10.22)
Year Ended 8/31/2015	$30.09	(0.16)	3.17	3.01	(5.11)	(5.11)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund I | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	—	$19.72	7.76%	1.33% (c)	1.33% (c)	(0.79%)	113%	$265,473
Year Ended 8/31/2018	—	$22.05	33.62%	1.35% (d)	1.34% (d),(e)	(0.79%)	156%	$249,156
Year Ended 8/31/2017	—	$19.46	22.42%	1.39% (f)	1.34% (e),(f)	(0.74%)	174%	$189,019
Year Ended 8/31/2016	—	$17.29	2.88%	1.41% (d)	1.36% (d),(e)	(0.62%)	142%	$174,183
Year Ended 8/31/2015	0.11	$27.22	11.87% (h)	1.36%	1.36% (e)	(0.98%)	117%	$202,566
Advisor Class
Year Ended 8/31/2019	—	$22.48	8.05%	1.07% (c)	1.07% (c)	(0.54%)	113%	$20,203
Year Ended 8/31/2018	—	$24.61	33.91%	1.10% (d)	1.09% (d),(e)	(0.53%)	156%	$8,913
Year Ended 8/31/2017	—	$21.38	22.68%	1.12% (f)	1.09% (e),(f)	(0.46%)	174%	$1,734
Year Ended 8/31/2016	—	$18.86	3.15%	1.16% (d)	1.10% (d),(e)	(0.16%)	142%	$1,283
Year Ended 8/31/2015	0.12	$28.69	12.18% (h)	1.10%	1.10% (e)	(0.68%)	117%	$69
Class C
Year Ended 8/31/2019	—	$15.34	6.93%	2.08% (c)	2.08% (c)	(1.54%)	113%	$8,887
Year Ended 8/31/2018	—	$17.93	32.58%	2.10% (d)	2.09% (d),(e)	(1.54%)	156%	$8,401
Year Ended 8/31/2017	—	$16.35	21.48%	2.14% (f)	2.09% (e),(f)	(1.49%)	174%	$12,281
Year Ended 8/31/2016	—	$14.74	2.12%	2.16% (d)	2.12% (d),(e)	(1.37%)	142%	$13,187
Year Ended 8/31/2015	0.10	$24.87	11.07% (h)	2.11%	2.11% (e)	(1.72%)	117%	$16,810
Institutional Class
Year Ended 8/31/2019	—	$21.20	8.08%	1.08% (c)	1.08% (c)	(0.54%)	113%	$283,781
Year Ended 8/31/2018	—	$23.42	33.91%	1.10% (d)	1.09% (d),(e)	(0.54%)	156%	$226,120
Year Ended 8/31/2017	—	$20.49	22.72%	1.14% (f)	1.09% (e),(f)	(0.49%)	174%	$159,344
Year Ended 8/31/2016	—	$18.13	3.15%	1.15% (d)	1.12% (d),(e)	(0.38%)	142%	$157,826
Year Ended 8/31/2015	0.12	$27.98	12.16% (h)	1.11%	1.11% (e)	(0.69%)	117%	$215,938
Institutional 2 Class
Year Ended 8/31/2019	—	$21.47	8.16%	0.97% (c)	0.97% (c)	(0.45%)	113%	$26,190
Year Ended 8/31/2018	—	$23.68	34.07%	0.99% (d)	0.98% (d)	(0.43%)	156%	$21,024
Year Ended 8/31/2017	—	$20.68	22.87%	1.00% (f)	0.99% (f)	(0.39%)	174%	$15,478
Year Ended 8/31/2016	—	$18.28	3.24%	0.99% (d)	0.99% (d)	(0.23%)	142%	$11,704
Year Ended 8/31/2015	0.12	$28.11	12.33% (h)	0.96%	0.96%	(0.58%)	117%	$11,990
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$23.93	(0.08)	1.29	1.21	(3.39)	(3.39)
Year Ended 8/31/2018	$20.87	(0.08)	6.35	6.27	(3.21)	(3.21)
Year Ended 8/31/2017	$18.43	(0.07)	4.06	3.99	(1.55)	(1.55)
Year Ended 8/31/2016	$28.24	(0.03) (g)	0.44	0.41	(10.22)	(10.22)
Year Ended 8/31/2015	$30.19	(0.14)	3.18	3.04	(5.11)	(5.11)
Class R
Year Ended 8/31/2019	$21.57	(0.19)	1.09	0.90	(3.25)	(3.25)
Year Ended 8/31/2018	$19.10	(0.20)	5.75	5.55	(3.08)	(3.08)
Year Ended 8/31/2017	$17.00	(0.17)	3.71	3.54	(1.44)	(1.44)
Year Ended 8/31/2016	$26.99	(0.16) (g)	0.39	0.23	(10.22)	(10.22)
Year Ended 8/31/2015	$29.25	(0.33)	3.07	2.74	(5.11)	(5.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(g)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2016	$0.04	$0.07	$0.03	$0.04	$0.05	$0.05	$0.04

(h)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.39%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Growth Fund I | Annual Report 2019

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	—	$21.75	8.26%	0.92% (c)	0.92% (c)	(0.38%)	113%	$66,685
Year Ended 8/31/2018	—	$23.93	34.12%	0.94% (d)	0.93% (d)	(0.38%)	156%	$64,214
Year Ended 8/31/2017	—	$20.87	22.96%	0.96%	0.94%	(0.38%)	174%	$54,574
Year Ended 8/31/2016	—	$18.43	3.30%	0.94% (d)	0.94% (d)	(0.14%)	142%	$6,562
Year Ended 8/31/2015	0.12	$28.24	12.38% (h)	0.90%	0.90%	(0.50%)	117%	$3,823
Class R
Year Ended 8/31/2019	—	$19.22	7.53%	1.58% (c)	1.58% (c)	(1.03%)	113%	$1,511
Year Ended 8/31/2018	—	$21.57	33.26%	1.60% (d)	1.59% (d),(e)	(1.04%)	156%	$1,651
Year Ended 8/31/2017	—	$19.10	22.10%	1.64% (f)	1.59% (e),(f)	(0.99%)	174%	$1,387
Year Ended 8/31/2016	—	$17.00	2.61%	1.66% (d)	1.62% (d),(e)	(0.88%)	142%	$1,356
Year Ended 8/31/2015	0.11	$26.99	11.63% (h)	1.61%	1.61% (e)	(1.22%)	117%	$1,706
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund I | Annual Report 2019	21

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Small Cap Growth Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Small Cap Growth Fund I | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Small Cap Growth Fund I | Annual Report 2019	23

Notes to Financial Statements  (continued)
August 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of
24	Columbia Small Cap Growth Fund I | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Small Cap Growth Fund I | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	267,554
Class C	—	1.00 (b)	1,230

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Small Cap Growth Fund I | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.35%	1.35%
Advisor Class	1.10	1.10
Class C	2.10	2.10
Institutional Class	1.10	1.10
Institutional 2 Class	1.00	0.98
Institutional 3 Class	0.95	0.93
Class R	1.60	1.60
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, net operating loss reclassification, investments in partnerships, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
4,135,367	(4,135,367)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Small Cap Growth Fund I | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
42,023,297	40,481,323	82,504,620	47,718,358	21,273,825	68,992,183
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
22,766,705	40,185,015	—	87,341,569
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
582,148,819	118,449,982	(31,108,413)	87,341,569
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $658,831,384 and $622,940,792, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Small Cap Growth Fund I | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	2,800,000	2.84	3
Lender	225,000	2.74	8
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At August 31, 2019, affiliated shareholders of record owned 19.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete.
Columbia Small Cap Growth Fund I | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Small Cap Growth Fund I | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Growth Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Growth Fund I (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Small Cap Growth Fund I | Annual Report 2019	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
4.90%	4.90%	$54,837,145
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
32	Columbia Small Cap Growth Fund I | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Columbia Small Cap Growth Fund I | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
34	Columbia Small Cap Growth Fund I | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Small Cap Growth Fund I | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Small Cap Growth Fund I (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
36	Columbia Small Cap Growth Fund I | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
Columbia Small Cap Growth Fund I | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirtieth, sixteenth and twenty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were both ranked in the fourth quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
38	Columbia Small Cap Growth Fund I | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Small Cap Growth Fund I | Annual Report 2019	39

Columbia Small Cap Growth Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN226_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Global Dividend Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Dividend Opportunity Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Dividend Opportunity Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Lead Portfolio Manager
Managed Fund since 2016
Georgina Hellyer, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-0.16	1.81	6.82
	Including sales charges		-5.90	0.62	6.19
Advisor Class*		03/19/13	0.10	2.07	7.09
Class C	Excluding sales charges	10/13/03	-0.86	1.07	6.03
	Including sales charges		-1.81	1.07	6.03
Institutional Class		11/09/00	0.10	2.08	7.09
Institutional 2 Class*		01/08/14	0.23	2.22	7.18
Institutional 3 Class		07/15/09	0.29	2.30	7.30
Class R*		09/27/10	-0.41	1.55	6.55
MSCI ACWI High Dividend Yield Index (Net)			2.40	3.69	7.39
MSCI ACWI (Net)			-0.28	5.51	8.61
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI High Dividend Yield Index (Net) includes large and mid-cap stocks across 23 developed market countries. The index is designed to reflect the performance of equities selected from the MSCI World Index with higher than average dividend yields that are both sustainable and persistent.
The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI High Dividend Yield Index (Net) and the MSCI ACWI (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Samsung Electronics Co., Ltd. (South Korea)	3.8
PepsiCo, Inc. (United States)	3.4
Unilever NV (Netherlands)	3.3
Pfizer, Inc. (United States)	3.3
Novartis AG, ADR (Switzerland)	3.3
Verizon Communications, Inc. (United States)	3.1
CME Group, Inc. (United States)	2.9
Wells Fargo & Co. (United States)	2.8
Lockheed Martin Corp. (United States)	2.8
Deutsche Telekom AG, Registered Shares (Germany)	2.4
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	10.4
Consumer Discretionary	4.0
Consumer Staples	14.2
Energy	7.9
Financials	15.5
Health Care	14.7
Industrials	10.3
Information Technology	11.4
Materials	6.8
Real Estate	1.2
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2019)
Australia	1.0
Austria	1.0
Brazil	1.3
Canada	6.3
China	0.5
Finland	1.8
France	0.8
Germany	4.4
Hong Kong	1.5
Indonesia	1.2
Isle of Man	0.4
Japan	3.9
Jersey	1.2
Netherlands	3.3
South Korea	3.7
Spain	2.2
Switzerland	4.3
Taiwan	1.8
United Kingdom	13.6
United States(a)	45.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned -0.16% excluding sales charges. The Fund underperformed its primary benchmark, the MSCI ACWI High Dividend Yield Index (Net), which returned 2.40%, but outperformed its secondary benchmark, the MSCI ACWI (Net), which returned -0.28%, for the same period. The Fund’s underperformance of the primary benchmark can be attributed primarily to sector allocation and country allocation overall, which more than offset the positive contribution of effective stock selection as a whole.
Global equity markets gained despite persistent trade tensions
Global equities gained for the period despite an initial decline between September and December 2018 caused by persisting trade tensions, unrest in the Middle East and investor concerns around the outlook for global economic growth. The four months that followed saw these losses fully recouped. Investors welcomed the dovish pivot by the U.S. Federal Reserve, plans for economic stimulus in Europe and Asia, and seeming progress in trade talks between the U.S. and China. Equity market rotations in the last four months of the period continued to reflect rhetoric from the U.S. President and his Chinese counterparts regarding additional tariffs and, alternately, calls for calm from Beijing, swinging investor sentiment. In Europe, the formation of a Euro-sceptic Italian government prompted caution. Initial concerns around the expansionary nature of the country’s budget receded when the European Union adopted a more conciliatory tone, having first warned of disciplinary action for breaching its rules. In the U.K., the sterling’s decline benefited overseas investors but reflected fears that a Brexit (the U.K.’s departure from the European Union) deadline may be hit without any agreement on the nation’s future relationship with the European Union. Elsewhere, Japanese stocks were among the hardest hit by ongoing global economic growth concerns, while emerging markets fell away as resurgent trade tensions prompted a flight to “safe haven” assets at the start of August 2019.
Against a backdrop of declining bond yields and bouts of risk aversion, defensive sectors generally outperformed sources of cyclical growth. Utilities and consumer staples were the best performers in the primary benchmark by a wide margin during the period. Conversely, materials and energy were the weakest sectors in the primary benchmark during the period, weighed on by the subdued outlook for global economic growth. Fears around a crude supply glut and OPEC’s struggles to agree to an output cut also applied significant downward pressure on the energy sector between October and December 2018. From a country perspective, Russia, Brazil, Denmark, Spain and New Zealand performed best within the primary benchmark for the period overall. The U.S. posted single-digit positive absolute returns that outpaced the primary benchmark but lagged these other nations’ markets. The weakest performers within the primary benchmark during the period were Austria, Pakistan, Belgium, Chile and Egypt.
Sector allocation overall dampened Fund results most
Sector allocation decisions overall dampened Fund results most. More specifically, having underweights to utilities and consumer staples, the two best performing sectors in the primary benchmark during the period, especially hurt. Having overweights to materials and industrials, which each significantly lagged the primary benchmark during the period, further detracted. Stock selection in financials, consumer staples and energy also detracted from performance during the period as did having a position in cash, albeit a modest one, during an period when the primary benchmark advanced. From a country perspective, stock selection in the U.S. detracted most. Having an underweight to Switzerland, which strongly outpaced the primary benchmark during the period, and having an overweight to the U.K., which underperformed the primary benchmark during the period, also hurt as did stock selection in each of these countries.
Among the individual holdings that detracted most from relative results during the period were U.K. tobacco company British American Tobacco, U.S. oilfield services provider Schlumberger and Finland-based insurance company Sampo. British American Tobacco detracted from the Fund’s relative results owing to concerns around tobacco industry sales volumes, regulations and the company’s share in combustibles (cigarettes, cigars and loose roll-your-own and pipe tobacco). Shares of Schlumberger declined along with the broad energy sector amid a backdrop of falling crude oil prices. The pullback in Sampo’s shares largely reflected investor concerns about the outlook for its dividend, as Finnish bank Nordea Bank — in which Sampo has a significant stake — proposed a review of its capital and dividend policy.
6	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Stock selection as a whole boosted Fund results
Stock selection as a whole boosted Fund results during the period, especially in the industrials, communication services, consumer discretionary, materials and real estate sectors. From a country perspective, stock selection in China, Germany and Indonesia, along with an underweight to the weakly performing China equity market and an overweight to the stronger performing Indonesia equity market, contributed positively to Fund results.
During the period, U.S. derivatives exchange operator CME Group, Hong Kong-based telecommunications services provider HKT Trust and HKT (HKT) and China-based sportswear manufacturer ANTA Sports Products were among the top contributors to Fund results. CME Group benefited during the period from an increase in market volatility. HKT performed well based on both effective execution in the mobile industry and on subscriber gains in broadband. Shares of ANTA Sports Products gained, buoyed by compelling sales guidance, upcoming sporting events and e-commerce potential. The company also benefited from investor optimism around its multi-brand strategy, which has enabled it to access a wide customer base.
Stock selection strategy drove weighting changes
In implementing our bottom-up selection strategy during the period, the Fund’s allocation to utilities increased relative to the primary benchmark, mainly via purchases of U.S. companies where we felt a shift to renewables could help their medium-term growth prospects. We shifted to an overweight in consumer staples, though we reduced the Fund’s exposure to the food and staples retailing industry within the sector. We decreased the Fund’s exposure to the consumer discretionary sector, primarily the result of a reduction in exposure to the auto industry. We also decreased the Fund’s allocation to financials, reducing exposure to banks and diversified financials though increasing exposure to the insurance industry.
Among the most significant purchases for the Fund during the period were U.K.-based consumer health, hygiene and home products manufacturer Reckitt Benckiser. Following significant reinvestment, we expect the company’s operational performance to improve. A new Chief Executive Officer also brought renewed investor optimism and prospects of a more clearly delineated strategic focus. We also initiated a Fund position in U.S. electric utilities company American Electric Power, which operates across multiple U.S. states and boasts one of the nation’s largest generation portfolios. In our view, its diversified asset base produces stable cash flows and helps mitigate exposure to changing regulatory or customer usage trends. We further believe the company is well positioned to meet pending environmental standards. Conversely, we sold the Fund’s position in U.S. regional theme park operator Six Flags Entertainment based on concerns about the effect of construction delays and slower U.S. economic growth on its future earnings. We also exited the Fund’s position in Thai full-service bank Siam Commercial Bank. The bank’s results had demonstrated solid trends in loan growth but also showed, in our view, that its transformation program, designed to enhance its digital capabilities, drove its costs higher relative to its peers. Though its stock’s valuation was supportive, in our opinion, this lack of cost control led us to believe better investment opportunities were available elsewhere.
From a country perspective, we increased the Fund’s exposure to the U.S. and the Netherlands and reduced its exposure to Japan and Australia relative to the primary benchmark.
At the end of the period, the Fund was most overweight the information technology, materials, communication services and industrials sectors and most underweight the consumer discretionary, utilities and health care sectors relative to the primary benchmark. By country, the Fund was most overweight the U.K., the U.S., the Netherlands, South Korea and Finland and was most underweight Switzerland, France, China, Japan and Taiwan relative to the primary benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
Columbia Global Dividend Opportunity Fund | Annual Report 2019	7

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.00	1,018.80	6.34	6.33	1.25
Advisor Class	1,000.00	1,000.00	1,025.60	1,020.05	5.08	5.06	1.00
Class C	1,000.00	1,000.00	1,020.50	1,015.04	10.13	10.10	2.00
Institutional Class	1,000.00	1,000.00	1,025.70	1,020.05	5.08	5.06	1.00
Institutional 2 Class	1,000.00	1,000.00	1,025.90	1,020.76	4.37	4.36	0.86
Institutional 3 Class	1,000.00	1,000.00	1,026.70	1,021.01	4.12	4.10	0.81
Class R	1,000.00	1,000.00	1,022.20	1,017.55	7.60	7.59	1.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	9

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.1%
Issuer	Shares	Value ($)
Australia 1.0%
Transurban Group	498,753	5,020,371
Austria 1.0%
Erste Group Bank AG	153,025	4,921,971
Brazil 1.2%
Ambev SA	1,326,800	6,033,239
Canada 6.3%
Manulife Financial Corp.	354,709	5,885,175
Nutrien Ltd.	227,705	11,467,224
Suncor Energy, Inc.	265,920	7,777,471
TC Energy Corp.	102,442	5,249,056
Total		30,378,926
China 0.5%
Ping An Insurance Group Co. of China Ltd., Class H	213,500	2,449,488
Finland 1.8%
Nordea Bank	21,772	135,848
Sampo OYJ, Class A	217,721	8,650,289
Total		8,786,137
France 0.8%
BNP Paribas SA	85,649	3,860,705
Germany 4.4%
Axel Springer SE(a)	73,796	5,069,092
Deutsche Telekom AG, Registered Shares	694,468	11,593,892
Evonik Industries AG	183,430	4,689,340
Total		21,352,324
Hong Kong 1.5%
HKT Trust & HKT Ltd.	2,415,000	3,772,558
Hong Kong Exchanges and Clearing Ltd.	109,400	3,338,761
Total		7,111,319
Indonesia 1.2%
PT Telekomunikasi Indonesia Persero Tbk	18,203,100	5,723,268
Isle of Man 0.4%
GVC Holdings PLC	266,148	2,042,098
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 3.9%
Bridgestone Corp.	129,000	4,885,422
Nintendo Co., Ltd.	23,400	8,854,576
Tokyo Electron Ltd.	28,700	5,117,549
Total		18,857,547
Jersey 1.2%
Amcor PLC	601,750	5,860,185
Netherlands 3.3%
Unilever NV(a)	254,637	15,799,789
South Korea 3.7%
Samsung Electronics Co., Ltd.	492,227	17,921,483
Spain 2.2%
Ferrovial SA	366,782	10,439,958
Switzerland 4.3%
Nestlé SA, Registered Shares	14,834	1,666,963
Novartis AG, ADR	172,036	15,502,164
UBS AG(a)	330,316	3,507,191
Total		20,676,318
Taiwan 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,081,000	8,882,177
United Kingdom 13.5%
Anglo American PLC	138,526	3,001,790
BAE Systems PLC	1,100,438	7,318,054
British American Tobacco PLC	216,801	7,605,017
GlaxoSmithKline PLC	480,778	10,019,110
Legal & General Group PLC	1,685,184	4,514,946
Prudential PLC	277,982	4,633,427
Reckitt Benckiser Group PLC	88,816	6,941,054
RELX PLC	288,870	6,907,171
Rio Tinto PLC	143,428	7,269,762
Royal Dutch Shell PLC, Class A	269,628	7,491,131
Total		65,701,462
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 43.1%
American Electric Power Co., Inc.	92,600	8,440,490
BB&T Corp.	103,104	4,912,906
Cisco Systems, Inc.	111,879	5,237,056
CME Group, Inc.	63,651	13,830,726
Crown Castle International Corp.	39,309	5,706,488
Emerson Electric Co.	107,529	6,407,653
General Motors Co.	197,769	7,335,252
Gilead Sciences, Inc.	168,369	10,698,166
International Business Machines Corp.	82,467	11,176,752
Johnson & Johnson	53,782	6,903,458
Las Vegas Sands Corp.	84,660	4,696,090
Lockheed Martin Corp.	34,188	13,131,953
Maxim Integrated Products, Inc.	108,341	5,908,918
Merck & Co., Inc.	132,809	11,483,994
Occidental Petroleum Corp.	69,624	3,027,252
PepsiCo, Inc.	119,838	16,385,450
Pfizer, Inc.	436,839	15,529,626
Philip Morris International, Inc.	112,857	8,135,861
Procter & Gamble Co. (The)	42,778	5,143,199
Valero Energy Corp.	109,676	8,256,409
Common Stocks (continued)
Issuer	Shares	Value ($)
Verizon Communications, Inc.	251,494	14,626,891
Wells Fargo & Co.	289,416	13,478,103
Xcel Energy, Inc.	133,307	8,560,976
Total		209,013,669
Total Common Stocks (Cost $444,171,258)		470,832,434

Limited Partnerships 1.2%

United States 1.2%
Enterprise Products Partners LP	200,271	5,709,726
Total Limited Partnerships (Cost $4,333,744)		5,709,726

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(b),(c)	6,045,551	6,044,947
Total Money Market Funds (Cost $6,044,947)		6,044,947
Total Investments in Securities (Cost $454,549,949)		482,587,107
Other Assets & Liabilities, Net		2,283,869
Net Assets		$484,870,976

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	10,000,767	116,127,279	(120,082,495)	6,045,551	13	—	180,840	6,044,947
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	5,020,371	—	5,020,371
Austria	—	4,921,971	—	4,921,971
Brazil	6,033,239	—	—	6,033,239
Canada	30,378,926	—	—	30,378,926
China	—	2,449,488	—	2,449,488
Finland	—	8,786,137	—	8,786,137
France	—	3,860,705	—	3,860,705
Germany	—	21,352,324	—	21,352,324
Hong Kong	—	7,111,319	—	7,111,319
Indonesia	—	5,723,268	—	5,723,268
Isle of Man	—	2,042,098	—	2,042,098
Japan	—	18,857,547	—	18,857,547
Jersey	—	5,860,185	—	5,860,185
Netherlands	—	15,799,789	—	15,799,789
South Korea	—	17,921,483	—	17,921,483
Spain	—	10,439,958	—	10,439,958
Switzerland	15,502,164	5,174,154	—	20,676,318
Taiwan	—	8,882,177	—	8,882,177
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
United Kingdom	—	65,701,462	—	65,701,462
United States	209,013,669	—	—	209,013,669
Total Common Stocks	260,927,998	209,904,436	—	470,832,434
Limited Partnerships
United States	5,709,726	—	—	5,709,726
Total Limited Partnerships	5,709,726	—	—	5,709,726
Money Market Funds	6,044,947	—	—	6,044,947
Total Investments in Securities	272,682,671	209,904,436	—	482,587,107
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2019 ($)
Common Stocks	6,269,975	—	—	—	—	—	—	(6,269,975)	—
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	13

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $448,505,002)	$476,542,160
Affiliated issuers (cost $6,044,947)	6,044,947
Receivable for:
Capital shares sold	19,671
Dividends	2,171,435
Foreign tax reclaims	449,218
Expense reimbursement due from Investment Manager	761
Prepaid expenses	3,259
Trustees’ deferred compensation plan	199,643
Total assets	485,431,094
Liabilities
Payable for:
Capital shares purchased	213,195
Foreign capital gains taxes deferred	1
Management services fees	10,205
Distribution and/or service fees	588
Transfer agent fees	44,035
Compensation of chief compliance officer	33
Custodian fees	47,574
Other expenses	44,844
Trustees’ deferred compensation plan	199,643
Total liabilities	560,118
Net assets applicable to outstanding capital stock	$484,870,976
Represented by
Paid in capital	451,476,027
Total distributable earnings (loss) (Note 2)	33,394,949
Total - representing net assets applicable to outstanding capital stock	$484,870,976
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$78,887,314
Shares outstanding	4,411,459
Net asset value per share	$17.88
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.97
Advisor Class
Net assets	$1,026,939
Shares outstanding	56,925
Net asset value per share	$18.04
Class C
Net assets	$1,745,371
Shares outstanding	104,524
Net asset value per share	$16.70
Institutional Class
Net assets	$354,127,357
Shares outstanding	19,729,859
Net asset value per share	$17.95
Institutional 2 Class
Net assets	$1,337,190
Shares outstanding	74,692
Net asset value per share	$17.90
Institutional 3 Class
Net assets	$47,630,052
Shares outstanding	2,655,277
Net asset value per share	$17.94
Class R
Net assets	$116,753
Shares outstanding	6,540
Net asset value per share	$17.85
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	15

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$20,085,015
Dividends — affiliated issuers	180,840
Interfund lending	76
Foreign taxes withheld	(931,005)
Total income	19,334,926
Expenses:
Management services fees	3,905,665
Distribution and/or service fees
Class A	208,667
Class C	24,242
Class R	4,256
Class T	1
Transfer agent fees
Class A	290,126
Advisor Class	3,569
Class C	8,497
Institutional Class	1,267,408
Institutional 2 Class	540
Institutional 3 Class	4,062
Class R	3,082
Class T	2
Compensation of board members	21,025
Custodian fees	72,173
Printing and postage fees	77,501
Registration fees	100,086
Audit fees	54,874
Legal fees	10,361
Compensation of chief compliance officer	200
Other	25,125
Total expenses	6,081,462
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(869,672)
Total net expenses	5,211,790
Net investment income	14,123,136
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	5,544,214
Investments — affiliated issuers	13
Foreign currency translations	(76,807)
Net realized gain	5,467,420
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(21,071,840)
Foreign currency translations	(34,365)
Foreign capital gains tax	(1)
Net change in unrealized appreciation (depreciation)	(21,106,206)
Net realized and unrealized loss	(15,638,786)
Net decrease in net assets resulting from operations	$(1,515,650)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$14,123,136	$16,259,303
Net realized gain	5,467,420	25,852,333
Net change in unrealized appreciation (depreciation)	(21,106,206)	(4,000,961)
Net increase (decrease) in net assets resulting from operations	(1,515,650)	38,110,675
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,106,392)
Advisor Class	(49,857)
Class C	(109,117)
Institutional Class	(18,590,879)
Institutional 2 Class	(35,286)
Institutional 3 Class	(3,062,005)
Class R	(55,785)
Class T	(16)
Net investment income
Class A		(2,790,164)
Advisor Class		(32,632)
Class C		(164,543)
Institutional Class		(12,899,186)
Institutional 2 Class		(16,467)
Institutional 3 Class		(2,123,203)
Class R		(46,263)
Class T		(64)
Total distributions to shareholders (Note 2)	(26,009,337)	(18,072,522)
Decrease in net assets from capital stock activity	(45,761,542)	(55,488,120)
Total decrease in net assets	(73,286,529)	(35,449,967)
Net assets at beginning of year	558,157,505	593,607,472
Net assets at end of year	$484,870,976	$558,157,505
Undistributed net investment income	$3,160,791	$4,845,224
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	111,509	1,971,268	301,751	5,672,608
Distributions reinvested	219,091	3,734,517	134,471	2,538,124
Redemptions	(867,654)	(15,385,037)	(979,090)	(18,745,306)
Net decrease	(537,054)	(9,679,252)	(542,868)	(10,534,574)
Advisor Class
Subscriptions	7,898	138,814	11,591	224,578
Distributions reinvested	2,878	49,746	1,714	32,560
Redemptions	(13,940)	(250,895)	(6,662)	(126,921)
Net increase (decrease)	(3,164)	(62,335)	6,643	130,217
Class C
Subscriptions	10,742	179,331	11,582	206,921
Distributions reinvested	6,444	102,281	8,968	159,104
Redemptions	(98,038)	(1,620,218)	(291,033)	(5,111,690)
Net decrease	(80,852)	(1,338,606)	(270,483)	(4,745,665)
Institutional Class
Subscriptions	290,985	5,174,112	361,156	6,897,051
Distributions reinvested	1,058,880	18,141,803	663,386	12,552,315
Redemptions	(2,531,926)	(45,149,225)	(2,937,324)	(55,959,813)
Net decrease	(1,182,061)	(21,833,310)	(1,912,782)	(36,510,447)
Institutional 2 Class
Subscriptions	48,563	876,720	3,423	64,093
Distributions reinvested	2,040	35,172	869	16,393
Redemptions	(5,231)	(94,111)	(2,700)	(50,958)
Net increase	45,372	817,781	1,592	29,528
Institutional 3 Class
Subscriptions	392,600	6,962,056	103,378	1,981,411
Distributions reinvested	179,538	3,061,275	112,334	2,123,127
Redemptions	(1,260,542)	(22,199,948)	(410,212)	(7,848,185)
Net decrease	(688,404)	(12,176,617)	(194,500)	(3,743,647)
Class R
Subscriptions	3,116	57,102	2,429	45,845
Distributions reinvested	3,343	55,785	2,452	46,263
Redemptions	(90,619)	(1,600,082)	(10,460)	(205,640)
Net decrease	(84,160)	(1,487,195)	(5,579)	(113,532)
Class T
Redemptions	(119)	(2,008)	—	—
Net decrease	(119)	(2,008)	—	—
Total net decrease	(2,530,442)	(45,761,542)	(2,917,977)	(55,488,120)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Dividend Opportunity Fund | Annual Report 2019

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Columbia Global Dividend Opportunity Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$18.83	0.45	(0.54)	(0.09)	(0.49)	(0.37)	(0.86)
Year Ended 8/31/2018	$18.24	0.48	0.65	1.13	(0.54)	—	(0.54)
Year Ended 8/31/2017	$17.05	0.49	1.26	1.75	(0.56)	—	(0.56)
Year Ended 8/31/2016	$16.56	0.47	0.42	0.89	(0.40)	—	(0.40)
Year Ended 8/31/2015	$21.63	0.58	(2.93)	(2.35)	(0.70)	(2.02)	(2.72)
Advisor Class
Year Ended 8/31/2019	$18.99	0.51	(0.55)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.39	0.54	0.64	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.19	0.54	1.26	1.80	(0.60)	—	(0.60)
Year Ended 8/31/2016	$16.69	0.52	0.43	0.95	(0.45)	—	(0.45)
Year Ended 8/31/2015	$21.78	0.67	(2.99)	(2.32)	(0.75)	(2.02)	(2.77)
Class C
Year Ended 8/31/2019	$17.63	0.29	(0.49)	(0.20)	(0.36)	(0.37)	(0.73)
Year Ended 8/31/2018	$17.10	0.31	0.62	0.93	(0.40)	—	(0.40)
Year Ended 8/31/2017	$16.02	0.33	1.18	1.51	(0.43)	—	(0.43)
Year Ended 8/31/2016	$15.56	0.32	0.42	0.74	(0.28)	—	(0.28)
Year Ended 8/31/2015	$20.49	0.41	(2.77)	(2.36)	(0.55)	(2.02)	(2.57)
Institutional Class
Year Ended 8/31/2019	$18.90	0.50	(0.54)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.30	0.53	0.65	1.18	(0.58)	—	(0.58)
Year Ended 8/31/2017	$17.11	0.54	1.25	1.79	(0.60)	—	(0.60)
Year Ended 8/31/2016	$16.61	0.51	0.43	0.94	(0.44)	—	(0.44)
Year Ended 8/31/2015	$21.69	0.63	(2.94)	(2.31)	(0.75)	(2.02)	(2.77)
Institutional 2 Class
Year Ended 8/31/2019	$18.85	0.56	(0.58)	(0.02)	(0.56)	(0.37)	(0.93)
Year Ended 8/31/2018	$18.26	0.56	0.64	1.20	(0.61)	—	(0.61)
Year Ended 8/31/2017	$17.07	0.60	1.22	1.82	(0.63)	—	(0.63)
Year Ended 8/31/2016	$16.58	0.54	0.42	0.96	(0.47)	—	(0.47)
Year Ended 8/31/2015	$21.66	0.64	(2.92)	(2.28)	(0.78)	(2.02)	(2.80)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$17.88	(0.16%)	1.44%	1.25%	2.56%	56%	$78,887
Year Ended 8/31/2018	$18.83	6.21%	1.44%	1.26% (c)	2.52%	39%	$93,177
Year Ended 8/31/2017	$18.24	10.48%	1.46% (d)	1.29% (c),(d)	2.79%	43%	$100,146
Year Ended 8/31/2016	$17.05	5.51%	1.45%	1.30% (c)	2.85%	115%	$108,978
Year Ended 8/31/2015	$16.56	(11.49%)	1.38%	1.31% (c)	3.05%	63%	$118,275
Advisor Class
Year Ended 8/31/2019	$18.04	0.10%	1.19%	1.00%	2.84%	56%	$1,027
Year Ended 8/31/2018	$18.99	6.47%	1.19%	1.01% (c)	2.82%	39%	$1,141
Year Ended 8/31/2017	$18.39	10.73%	1.21% (d)	1.04% (c),(d)	3.08%	43%	$983
Year Ended 8/31/2016	$17.19	5.80%	1.20%	1.05% (c)	3.12%	115%	$853
Year Ended 8/31/2015	$16.69	(11.27%)	1.16%	1.04% (c)	3.68%	63%	$782
Class C
Year Ended 8/31/2019	$16.70	(0.86%)	2.19%	2.00%	1.72%	56%	$1,745
Year Ended 8/31/2018	$17.63	5.42%	2.19%	2.01% (c)	1.76%	39%	$3,268
Year Ended 8/31/2017	$17.10	9.60%	2.20% (d)	2.04% (c),(d)	2.03%	43%	$7,795
Year Ended 8/31/2016	$16.02	4.82%	2.20%	2.05% (c)	2.07%	115%	$10,164
Year Ended 8/31/2015	$15.56	(12.18%)	2.13%	2.06% (c)	2.30%	63%	$12,440
Institutional Class
Year Ended 8/31/2019	$17.95	0.10%	1.19%	1.00%	2.83%	56%	$354,127
Year Ended 8/31/2018	$18.90	6.51%	1.19%	1.01% (c)	2.78%	39%	$395,163
Year Ended 8/31/2017	$18.30	10.72%	1.21% (d)	1.04% (c),(d)	3.06%	43%	$417,705
Year Ended 8/31/2016	$17.11	5.82%	1.20%	1.05% (c)	3.10%	115%	$424,724
Year Ended 8/31/2015	$16.61	(11.28%)	1.13%	1.06% (c)	3.30%	63%	$457,640
Institutional 2 Class
Year Ended 8/31/2019	$17.90	0.23%	0.91%	0.87%	3.13%	56%	$1,337
Year Ended 8/31/2018	$18.85	6.62%	0.91%	0.88%	2.93%	39%	$553
Year Ended 8/31/2017	$18.26	10.92%	0.91%	0.91%	3.37%	43%	$506
Year Ended 8/31/2016	$17.07	5.96%	0.88%	0.88%	3.26%	115%	$175
Year Ended 8/31/2015	$16.58	(11.13%)	0.87%	0.87%	3.52%	63%	$178
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$18.89	0.51	(0.52)	(0.01)	(0.57)	(0.37)	(0.94)
Year Ended 8/31/2018	$18.29	0.57	0.65	1.22	(0.62)	—	(0.62)
Year Ended 8/31/2017	$17.10	0.68	1.15	1.83	(0.64)	—	(0.64)
Year Ended 8/31/2016	$16.60	0.53	0.45	0.98	(0.48)	—	(0.48)
Year Ended 8/31/2015	$21.68	0.70	(2.96)	(2.26)	(0.80)	(2.02)	(2.82)
Class R
Year Ended 8/31/2019	$18.80	0.25	(0.38)	(0.13)	(0.45)	(0.37)	(0.82)
Year Ended 8/31/2018	$18.21	0.43	0.65	1.08	(0.49)	—	(0.49)
Year Ended 8/31/2017	$17.03	0.45	1.24	1.69	(0.51)	—	(0.51)
Year Ended 8/31/2016	$16.53	0.42	0.44	0.86	(0.36)	—	(0.36)
Year Ended 8/31/2015	$21.61	0.53	(2.94)	(2.41)	(0.65)	(2.02)	(2.67)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of:

Class	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015
Class A	—%	0.01%	0.02%	0.01%	0.01%
Advisor Class	—%	0.02%	0.02%	0.01%	0.02%
Class C	—%	0.02%	0.02%	0.01%	0.01%
Institutional Class	—%	0.02%	0.02%	0.01%	0.01%
Class R	—%	0.01%	0.02%	0.01%	0.01%

(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	$17.94	0.29%	0.85%	0.81%	2.87%	56%	$47,630
Year Ended 8/31/2018	$18.89	6.72%	0.85%	0.82%	2.98%	39%	$63,148
Year Ended 8/31/2017	$18.29	10.95%	0.85%	0.85%	3.77%	43%	$64,718
Year Ended 8/31/2016	$17.10	6.07%	0.83%	0.83%	3.23%	115%	$790
Year Ended 8/31/2015	$16.60	(11.04%)	0.82%	0.82%	3.89%	63%	$1,149
Class R
Year Ended 8/31/2019	$17.85	(0.41%)	1.70%	1.50%	1.41%	56%	$117
Year Ended 8/31/2018	$18.80	5.95%	1.69%	1.51% (c)	2.27%	39%	$1,705
Year Ended 8/31/2017	$18.21	10.16%	1.71% (d)	1.54% (c),(d)	2.57%	43%	$1,753
Year Ended 8/31/2016	$17.03	5.32%	1.70%	1.55% (c)	2.57%	115%	$1,533
Year Ended 8/31/2015	$16.53	(11.78%)	1.62%	1.55% (c)	2.77%	63%	$671
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	23

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Global Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
24	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal
26	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.77% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.35
Advisor Class	0.35
Class C	0.35
Institutional Class	0.35
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.36
Class T	0.10 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
28	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	24,864
Class C	—	1.00 (b)	393
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2019
Class A	1.25%
Advisor Class	1.00
Class C	2.00
Institutional Class	1.00
Institutional 2 Class	0.87
Institutional 3 Class	0.81
Class R	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, investments in partnerships, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(505,729)	505,956	(227)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
15,301,840	10,707,497	26,009,337	18,072,522	—	18,072,522
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,360,434	2,153,821	—	28,102,253
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
454,484,854	54,399,362	(26,297,109)	28,102,253
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $280,038,767 and $335,779,057, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
30	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,000,000	2.75	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund
Columbia Global Dividend Opportunity Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
August 31, 2019
concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Shareholder concentration risk
At August 31, 2019, affiliated shareholders of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Dividend Opportunity Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	33

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	42.40%	$5,303,302	$850,314	$0.03	$13,152,306	$0.49
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
34	Columbia Global Dividend Opportunity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Columbia Global Dividend Opportunity Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
36	Columbia Global Dividend Opportunity Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Dividend Opportunity Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
38	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee
Columbia Global Dividend Opportunity Fund | Annual Report 2019	39

Board Consideration and Approval of Management
Agreement  (continued)

and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the eighty-fourth, seventy-fifth and eighty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
40	Columbia Global Dividend Opportunity Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Global Dividend Opportunity Fund | Annual Report 2019	41

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Columbia Global Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN154_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Global Technology Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Technology Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Technology Growth Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Portfolio Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	4.08	18.12	18.62
	Including sales charges		-1.90	16.72	17.92
Advisor Class*		11/08/12	4.33	18.42	18.92
Class C	Excluding sales charges	10/13/03	3.31	17.23	17.75
	Including sales charges		2.33	17.23	17.75
Institutional Class		11/09/00	4.32	18.42	18.92
Institutional 2 Class*		11/08/12	4.42	18.53	19.01
Institutional 3 Class*		03/01/16	4.47	18.53	18.98
S&P Global 1200 Information Technology Index (Net)			3.57	15.62	15.15
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to July 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The S&P Global 1200 Information Technology Index (Net) is a float-adjusted, market-cap-weighted index consisting of all members of the S&P Global 1200 that are classified within the GICS Information Technology sector.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Technology Growth Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Technology Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Microsoft Corp. (United States)	7.4
Alphabet, Inc., Class A (United States)	4.9
Apple, Inc. (United States)	4.7
Visa, Inc., Class A (United States)	4.3
Amazon.com, Inc. (United States)	4.2
MasterCard, Inc., Class A (United States)	3.3
Broadcom, Inc. (United States)	2.5
Salesforce.com, Inc. (United States)	2.1
Alibaba Group Holding Ltd., ADR (China)	2.1
Cisco Systems, Inc. (United States)	2.0
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	12.0
Consumer Discretionary	7.5
Financials	0.1
Health Care	0.2
Industrials	0.5
Information Technology	79.2
Materials	0.1
Real Estate	0.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Technology Growth Fund | Annual Report 2019

Fund at a Glance   (continued)
Equity sub-industry breakdown (%) (at August 31, 2019)
Information Technology
Application Software	13.1
Communications Equipment	3.7
Data Processing & Outsourced Services	15.1
Electronic Components	1.3
Electronic Equipment & Instruments	1.1
Electronic Manufacturing Services	0.5
Internet Services & Infrastructure	2.9
IT Consulting & Other Services	3.4
Semiconductor Equipment	4.5
Semiconductors	14.8
Systems Software	11.0
Technology Distributors	0.5
Technology Hardware, Storage & Peripherals	7.3
Total	79.2
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2019)
Brazil	0.6
China	3.3
Finland	0.2
France	0.3
Germany	0.9
Guernsey	0.2
Hong Kong	0.1
Japan	1.0
Netherlands	3.2
Russian Federation	0.2
South Korea	1.1
Spain	0.2
Sweden	0.3
Switzerland	0.6
Taiwan	1.5
United Kingdom	0.7
United States(a)	85.6
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2019, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

Columbia Global Technology Growth Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
For the 12-month period ended August 31, 2019, the Fund’s Class A shares returned 4.08% excluding sales charges. The Fund modestly outperformed its benchmark, the S&P Global 1200 Information Technology Index (Net), which returned 3.57%. Security selection drove the Fund’s performance advantage over the benchmark.
Trade concerns, interest rates weighed on financial markets
Optimism prevailed early in the 12-month period ended August 31, 2019, as positive global economic conditions buoyed investor confidence. However, the global economic backdrop looked less rosy as the period wore on. U.S. growth slowed from above 3.0% to 2.1% (annualized) and is expected to slow further in 2020. European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding the U.K.’s departure from the European Union (Brexit). At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S. dollar.
With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve (Fed) backed away from additional rate hikes and central banks around the world stood poised to loosen monetary policy — the Bank of England the lone outlier. Even though the Fed lowered its key short-term borrowing rate in July 2019, stocks dipped again in the final month of the period as trade concerns amplified.
Against this backdrop, the S&P 500 Index, a broad measure of U.S. stock returns, gained 2.92%. The MSCI ACWI ex USA Index (Net), a broad measure of stock markets outside the United States, returned -3.27%.
Contributors and detractors
Heightened geopolitical tensions between China and the United States rippled across global technology supply chains, especially for those companies with outsized exposure to China. As a result, IT services and software — with the majority of their revenues derived from the developed world — were the best performing segments of technology. Technology hardware was the worst performing segment, in part the result of significant exposure to China.
> MongoDB was the best performing stock within the portfolio’s IT services holdings during the period, as the market re-rated MongoDB, significantly raising its valuations. MongoDB is a provider of next-generation database software, with market penetration of less than one percent of a total market opportunity estimated at over $60 billion as of the writing of this report. The company rapidly won customers and disrupted decades-old and inflexible legacy database architectures. MongoDB’s cloud-agnostic approach, combined with a lower priced offering for smaller customers, drove steady organic growth during the period.
> On the other side of the Atlantic Ocean, investors cheered Trainline’s debut in the public markets. London-based Trainline is a leading online ticket aggregator for selling train tickets throughout the United Kingdom and parts of Europe. With more than 400 rail carriers and 27,000 train stations across Europe, rail infrastructure is complex, pricing lacks transparency, and online penetration of ticket sales significantly lags compared to other modes of transportation. Trainline held a dominant position in that market and had added value by simplifying the booking process for passengers. We believed the company had the potential to continue to grow faster than the market through a combination of pricing power, increased scale and a continued shift from offline to online ticket purchases.
> Shares of semiconductor manufacturer Marvell Technology generated double-digit gains for the period, as the market rewarded the company’s emerging growth profile and market consolidation. Marvell designs integrated circuits for storage, network infrastructure and connectivity applications. During the reporting period the company acquired two semiconductor companies to help balance its portfolio, while divesting non-core assets. More important to investors, the company continued to secure “design wins” — selection to design customized components — from manufacturers of products related to the next generation of mobile Internet connectivity, known as 5G. As continued innovation and easing regulatory standards allow the 5G network to expand globally and enable connectivity for new applications such as smart cities, factory automation and the “Internet of Things,” we believed that Marvell remained a compelling investment for its long-term growth potential.
> Amazon, one of the Fund’s top performers for the prior 12-month period, detracted from performance in 2019. Amazon shares fell by double digits on mounting allegations that its dominant position resulted in anti-competitive behavior. Any potential resolution is likely to take years. Amazon remained a core position within the Fund.
6	Columbia Global Technology Growth Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
> Finally, Chinese internet giant TenCent underperformed the market, the result of slowing growth within its core lines of business. The company has a broad collection of high quality assets, with leading content in video, music and games, plus a premier user ecosystem that includes messaging, e-commerce assets, financial technology and cloud services. The pervasive use of the company’s messaging, e-commerce and payment applications remained robust throughout the period. However, the overall growth profile was compressed by increased regulatory scrutiny of video game content, as well as an unfavorable environment for advertising growth.
At period’s end
The Fund generated solid gains, maintaining its strategy of constructing a diversified global portfolio of both growth and value opportunities. As the Fund is global in nature and technology is pervasive throughout the world, we intend to remain true to our process and continue to monitor geo-political risks. Central to this is the belief that unlike hardware-centric technology companies of the past, many of today’s companies have used new forms of technology such as the cloud to shift toward capital-light business models. The resulting increase in cash flow generation has resulted in some of the best balance sheets across the economy, which has resulted in favorable capital returns to shareholders. We believe that increased regulation of market leaders and the imposition of tariffs are the primary risks to the technology sector. We continue to view market pullbacks as an opportunity to deploy capital to ideas where our conviction is the highest.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Technology Growth Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.50	1,018.85	6.53	6.28	1.24
Advisor Class	1,000.00	1,000.00	1,100.80	1,020.10	5.21	5.01	0.99
Class C	1,000.00	1,000.00	1,095.20	1,015.09	10.45	10.05	1.99
Institutional Class	1,000.00	1,000.00	1,100.70	1,020.10	5.21	5.01	0.99
Institutional 2 Class	1,000.00	1,000.00	1,101.30	1,020.46	4.85	4.66	0.92
Institutional 3 Class	1,000.00	1,000.00	1,101.30	1,020.76	4.53	4.36	0.86
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Technology Growth Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Brazil 0.6%
Afya Ltd., Class A(a)	90,297	1,977,504
Arco Platform Ltd., Class A(a)	60,381	2,918,818
Stone Co., Ltd., Class A(a)	128,365	3,861,219
Total		8,757,541
China 3.3%
Alibaba Group Holding Ltd., ADR(a)	177,947	31,146,063
HUYA, Inc. ADR(a)	88,939	2,241,263
Tencent Holdings Ltd.	413,420	17,068,265
Total		50,455,591
Finland 0.2%
Nokia OYJ, ADR	679,499	3,370,315
France 0.3%
Capgemini SE	33,532	4,023,420
Germany 0.9%
SAP SE, ADR	113,307	13,500,529
Guernsey 0.2%
Amdocs Ltd.	51,300	3,321,162
Hong Kong 0.1%
Wanda Sports Group Co., Ltd., ADR(a)	406,126	2,128,100
Japan 1.0%
Keyence Corp.	12,400	7,327,158
Kyocera Corp.	28,600	1,697,478
Murata Manufacturing Co., Ltd.	96,600	4,015,944
TDK Corp.	27,200	2,157,863
Total		15,198,443
Netherlands 3.2%
ASML Holding NV	90,364	20,115,930
Elastic NV(a)	57,370	5,042,249
NXP Semiconductors NV	162,548	16,602,653
STMicroelectronics NV, Registered Shares	381,079	6,745,098
Total		48,505,930
Russian Federation 0.2%
Yandex NV, Class A(a)	81,966	3,040,939
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 1.1%
Samsung Electronics Co., Ltd.	482,593	17,570,719
Spain 0.2%
Amadeus IT Group SA, Class A	45,364	3,382,831
Sweden 0.3%
Telefonaktiebolaget LM Ericsson, ADR	647,156	5,073,703
Switzerland 0.6%
Logitech International SA	73,743	3,002,588
TE Connectivity Ltd.	69,305	6,322,002
Total		9,324,590
Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	555,420	23,677,555
United Kingdom 0.7%
Finablr PLC(a)	650,481	1,407,296
Network International Holdings PLC(a)	642,977	4,739,047
Trainline PLC(a)	676,479	3,914,028
Total		10,060,371
United States 83.7%
Accenture PLC, Class A	97,199	19,261,926
ACM Research, Inc., Class A(a)	90,217	1,290,103
Activision Blizzard, Inc.	233,232	11,801,539
Adobe, Inc.(a)	86,279	24,547,238
Advanced Micro Devices, Inc.(a)	193,487	6,085,166
Alphabet, Inc., Class A(a)	61,817	73,594,993
Alteryx, Inc., Class A(a)	33,989	4,841,733
Amazon.com, Inc.(a)	35,912	63,790,127
Amphenol Corp., Class A	77,613	6,794,242
Analog Devices, Inc.	102,028	11,205,735
ANSYS, Inc.(a)	56,944	11,762,353
Apple, Inc.	338,213	70,598,582
Applied Materials, Inc.	192,593	9,248,316
Arista Networks, Inc.(a)	29,639	6,716,790
Autodesk, Inc.(a)	52,712	7,528,328
Automatic Data Processing, Inc.	112,714	19,143,346
Avaya Holdings Corp.(a)	124,113	1,752,476
Booking Holdings, Inc.(a)	2,907	5,716,354
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Broadcom, Inc.	130,513	36,888,194
Cadence Design Systems, Inc.(a)	96,609	6,615,784
CDW Corp.	61,013	7,047,002
Cisco Systems, Inc.	632,319	29,598,852
Cognizant Technology Solutions Corp., Class A	60,156	3,692,977
Comcast Corp., Class A	125,102	5,537,015
Corning, Inc.	148,610	4,138,789
Coupa Software, Inc.(a)	57,072	7,929,013
Crowdstrike Holdings, Inc., Class A(a)	22,255	1,808,886
DXC Technology Co.	123,224	4,093,501
Electronic Arts, Inc.(a)	63,621	5,960,015
Expedia Group, Inc.	17,431	2,267,773
Facebook, Inc., Class A(a)	156,826	29,117,883
Fidelity National Information Services, Inc.	170,600	23,239,132
Fiserv, Inc.(a)	91,128	9,745,228
FleetCor Technologies, Inc.(a)	27,106	8,088,430
ForeScout Technologies, Inc.(a)	120,926	4,332,779
Green Dot Corp., Class A(a)	62,671	1,916,479
Guidewire Software, Inc.(a)	73,535	7,072,596
Health Catalyst, Inc.(a)	32,979	1,314,543
HP, Inc.	340,753	6,232,372
Intel Corp.	454,067	21,527,316
International Business Machines Corp.	93,030	12,608,356
Intuit, Inc.	78,901	22,751,892
IPG Photonics Corp.(a)	11,278	1,395,427
Keysight Technologies, Inc.(a)	90,743	8,789,367
KLA Corp.	62,120	9,187,548
Lam Research Corp.	131,837	27,753,007
Livent Corp.(a)	199,637	1,227,768
Lyft, Inc., Class A(a)	56,572	2,770,331
Marvell Technology Group Ltd.	624,979	14,980,747
MasterCard, Inc., Class A	178,980	50,359,603
Maxim Integrated Products, Inc.	63,143	3,443,819
Microchip Technology, Inc.	85,761	7,403,747
Micron Technology, Inc.(a)	301,846	13,664,568
Microsoft Corp.	809,999	111,666,462
MongoDB, Inc.(a)	43,035	6,554,661
Motorola Solutions, Inc.	64,066	11,590,180
NetApp, Inc.	65,776	3,161,195
Common Stocks (continued)
Issuer	Shares	Value ($)
Netflix, Inc.(a)	42,138	12,378,038
NVIDIA Corp.	133,827	22,417,361
Okta, Inc.(a)	42,390	5,362,335
Oracle Corp.	208,587	10,859,039
Palo Alto Networks, Inc.(a)	49,047	9,986,950
Parsons Corp.(a)	144,190	4,905,344
PayPal Holdings, Inc.(a)	181,229	19,763,022
Perspecta, Inc.	154,858	4,018,565
Phreesia, Inc.(a)	62,778	1,680,567
PTC, Inc.(a)	52,833	3,458,977
QUALCOMM, Inc.	157,096	12,217,356
SailPoint Technologies Holding, Inc.(a)	204,407	4,605,290
Salesforce.com, Inc.(a)	199,995	31,213,220
SBA Communications Corp.	23,303	6,115,406
ServiceNow, Inc.(a)	52,281	13,689,257
SMART Global Holdings, Inc.(a)	134,036	3,807,963
Smartsheet, Inc., Class A(a)	106,777	5,189,362
Splunk, Inc.(a)	52,085	5,824,145
Square, Inc., Class A(a)	165,266	10,220,049
Synopsys, Inc.(a)	195,648	27,744,843
Take-Two Interactive Software, Inc.(a)	31,509	4,158,243
Tesla Motors, Inc.(a)	6,068	1,369,001
Texas Instruments, Inc.	153,343	18,976,196
T-Mobile U.S.A., Inc.(a)	63,664	4,968,975
Total System Services, Inc.	64,143	8,609,273
Twilio, Inc., Class A(a)	120,115	15,671,404
Universal Display Corp.	11,424	2,347,289
Varonis Systems, Inc.(a)	42,900	2,930,928
VeriSign, Inc.(a)	77,390	15,775,952
Visa, Inc., Class A	360,958	65,268,426
VMware, Inc., Class A	39,435	5,577,686
Walt Disney Co. (The)	61,493	8,440,529
Western Digital Corp.	172,567	9,882,912
Workday, Inc., Class A(a)	35,599	6,310,991
Xilinx, Inc.	14,650	1,524,479
Zendesk, Inc.(a)	42,604	3,416,841
Total		1,283,838,798
Total Common Stocks (Cost $958,367,033)		1,505,230,537

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(b),(c)	27,255,146	27,252,420
Total Money Market Funds (Cost $27,252,420)		27,252,420
Total Investments in Securities (Cost $985,619,453)		1,532,482,957
Other Assets & Liabilities, Net		1,665,867
Net Assets		$1,534,148,824
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	40,804,024	303,456,652	(317,005,530)	27,255,146	(418)	—	674,726	27,252,420
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Brazil	8,757,541	—	—	8,757,541
China	33,387,326	17,068,265	—	50,455,591
Finland	3,370,315	—	—	3,370,315
France	—	4,023,420	—	4,023,420
Germany	13,500,529	—	—	13,500,529
Guernsey	3,321,162	—	—	3,321,162
Hong Kong	2,128,100	—	—	2,128,100
Japan	—	15,198,443	—	15,198,443
Netherlands	48,505,930	—	—	48,505,930
Russian Federation	3,040,939	—	—	3,040,939
South Korea	—	17,570,719	—	17,570,719
Spain	—	3,382,831	—	3,382,831
Sweden	5,073,703	—	—	5,073,703
Switzerland	6,322,002	3,002,588	—	9,324,590
Taiwan	23,677,555	—	—	23,677,555
United Kingdom	—	10,060,371	—	10,060,371
United States	1,283,838,798	—	—	1,283,838,798
Total Common Stocks	1,434,923,900	70,306,637	—	1,505,230,537
Money Market Funds	27,252,420	—	—	27,252,420
Total Investments in Securities	1,462,176,320	70,306,637	—	1,532,482,957
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Annual Report 2019

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $958,367,033)	$1,505,230,537
Affiliated issuers (cost $27,252,420)	27,252,420
Receivable for:
Investments sold	1,101,646
Capital shares sold	3,277,541
Dividends	1,120,279
Foreign tax reclaims	42,703
Prepaid expenses	9,492
Trustees’ deferred compensation plan	78,045
Total assets	1,538,112,663
Liabilities
Payable for:
Investments purchased	1,262,246
Capital shares purchased	2,328,871
Management services fees	34,441
Distribution and/or service fees	6,112
Transfer agent fees	180,465
Compensation of chief compliance officer	96
Other expenses	73,563
Trustees’ deferred compensation plan	78,045
Total liabilities	3,963,839
Net assets applicable to outstanding capital stock	$1,534,148,824
Represented by
Paid in capital	979,123,248
Total distributable earnings (loss) (Note 2)	555,025,576
Total - representing net assets applicable to outstanding capital stock	$1,534,148,824
Class A
Net assets	$333,216,782
Shares outstanding	9,336,545
Net asset value per share	$35.69
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$37.87
Advisor Class
Net assets	$135,472,376
Shares outstanding	3,594,345
Net asset value per share	$37.69
Class C
Net assets	$139,366,078
Shares outstanding	4,371,285
Net asset value per share	$31.88
Institutional Class
Net assets	$693,232,290
Shares outstanding	18,648,066
Net asset value per share	$37.17
Institutional 2 Class
Net assets	$130,114,847
Shares outstanding	3,429,484
Net asset value per share	$37.94
Institutional 3 Class
Net assets	$102,746,451
Shares outstanding	2,700,658
Net asset value per share	$38.04
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2019	13

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$15,079,512
Dividends — affiliated issuers	674,726
Interfund lending	2,783
Foreign taxes withheld	(436,283)
Total income	15,320,738
Expenses:
Management services fees	11,607,081
Distribution and/or service fees
Class A	823,154
Class C	1,322,971
Transfer agent fees
Class A	442,593
Advisor Class	159,292
Class C	178,041
Institutional Class	865,540
Institutional 2 Class	65,121
Institutional 3 Class	6,685
Compensation of board members	33,551
Custodian fees	42,004
Printing and postage fees	95,623
Registration fees	189,185
Audit fees	37,699
Legal fees	28,868
Compensation of chief compliance officer	563
Other	70,584
Total expenses	15,968,555
Net investment loss	(647,817)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	22,362,021
Investments — affiliated issuers	(418)
Foreign currency translations	(10,549)
Net realized gain	22,351,054
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	28,484,911
Foreign currency translations	(7,636)
Net change in unrealized appreciation (depreciation)	28,477,275
Net realized and unrealized gain	50,828,329
Net increase in net assets resulting from operations	$50,180,512
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment loss	$(647,817)	$(2,720,228)
Net realized gain	22,351,054	73,596,084
Net change in unrealized appreciation (depreciation)	28,477,275	218,809,996
Net increase in net assets resulting from operations	50,180,512	289,685,852
Distributions to shareholders
Net investment income and net realized gains
Class A	(17,028,304)
Advisor Class	(6,067,235)
Class C	(5,809,230)
Institutional Class	(30,637,503)
Institutional 2 Class	(4,987,412)
Institutional 3 Class	(3,371,906)
Net realized gains
Class A		(9,039,993)
Advisor Class		(765,620)
Class C		(3,335,038)
Institutional Class		(15,778,111)
Institutional 2 Class		(2,022,287)
Institutional 3 Class		(1,724,744)
Total distributions to shareholders (Note 2)	(67,901,590)	(32,665,793)
Increase in net assets from capital stock activity	83,226,306	392,571,410
Total increase in net assets	65,505,228	649,591,469
Net assets at beginning of year	1,468,643,596	819,052,127
Net assets at end of year	$1,534,148,824	$1,468,643,596
Excess of distributions over net investment income	$(953,302)	$(60,368)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,797,043	92,395,868	5,228,272	171,416,129
Distributions reinvested	553,690	15,669,419	273,655	8,335,524
Redemptions	(4,288,596)	(137,119,082)	(3,223,158)	(105,707,338)
Net increase (decrease)	(937,863)	(29,053,795)	2,278,769	74,044,315
Advisor Class
Subscriptions	2,906,178	98,645,285	2,626,473	95,114,876
Distributions reinvested	203,325	6,067,235	23,911	765,620
Redemptions	(2,238,829)	(75,509,145)	(380,288)	(12,748,446)
Net increase	870,674	29,203,375	2,270,096	83,132,050
Class C
Subscriptions	1,074,393	30,886,087	1,703,988	50,186,699
Distributions reinvested	197,041	5,008,771	101,583	2,790,479
Redemptions	(1,189,609)	(34,897,882)	(1,091,125)	(32,625,945)
Net increase	81,825	996,976	714,446	20,351,233
Institutional Class
Subscriptions	6,271,021	214,054,919	7,685,998	263,957,209
Distributions reinvested	719,120	21,163,729	343,383	10,854,349
Redemptions	(6,533,837)	(217,526,637)	(3,249,564)	(109,198,998)
Net increase	456,304	17,692,011	4,779,817	165,612,560
Institutional 2 Class
Subscriptions	1,906,819	67,469,747	1,844,002	63,310,391
Distributions reinvested	166,128	4,987,155	62,779	2,022,118
Redemptions	(1,273,627)	(44,147,478)	(789,834)	(27,030,387)
Net increase	799,320	28,309,424	1,116,947	38,302,122
Institutional 3 Class
Subscriptions	1,375,078	49,596,390	669,830	22,877,348
Distributions reinvested	112,053	3,371,677	53,409	1,724,593
Redemptions	(472,288)	(16,889,752)	(386,910)	(13,472,811)
Net increase	1,014,843	36,078,315	336,329	11,129,130
Total net increase	2,285,103	83,226,306	11,496,404	392,571,410
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Annual Report 2019

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Columbia Global Technology Growth Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$36.28	(0.05)	1.10	1.05	—	(1.64)	(1.64)
Year Ended 8/31/2018	$28.59	(0.11)	8.86	8.75	—	(1.06)	(1.06)
Year Ended 8/31/2017	$21.19	(0.08)	7.56	7.48	—	(0.08)	(0.08)
Year Ended 8/31/2016	$18.36	(0.04)	3.22	3.18	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.18	(0.07)	1.10	1.03	(0.09)	(0.76)	(0.85)
Advisor Class
Year Ended 8/31/2019	$38.21	0.04	1.16	1.20	—	(1.72)	(1.72)
Year Ended 8/31/2018	$30.05	(0.02)	9.31	9.29	—	(1.13)	(1.13)
Year Ended 8/31/2017	$22.21	(0.02)	7.94	7.92	—	(0.08)	(0.08)
Year Ended 8/31/2016	$19.19	0.01	3.36	3.37	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.92	(0.04)	1.17	1.13	(0.10)	(0.76)	(0.86)
Class C
Year Ended 8/31/2019	$32.54	(0.27)	0.99	0.72	—	(1.38)	(1.38)
Year Ended 8/31/2018	$25.78	(0.32)	7.97	7.65	—	(0.89)	(0.89)
Year Ended 8/31/2017	$19.26	(0.24)	6.84	6.60	—	(0.08)	(0.08)
Year Ended 8/31/2016	$16.84	(0.17)	2.94	2.77	—	(0.35)	(0.35)
Year Ended 8/31/2015	$16.82	(0.20)	1.02	0.82	(0.04)	(0.76)	(0.80)
Institutional Class
Year Ended 8/31/2019	$37.72	0.03	1.15	1.18	—	(1.73)	(1.73)
Year Ended 8/31/2018	$29.68	(0.03)	9.20	9.17	—	(1.13)	(1.13)
Year Ended 8/31/2017	$21.94	(0.02)	7.84	7.82	—	(0.08)	(0.08)
Year Ended 8/31/2016	$18.95	0.01	3.33	3.34	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.70	(0.02)	1.13	1.11	(0.10)	(0.76)	(0.86)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Technology Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$35.69	4.08%	1.24%	1.24%	(0.16%)	40%	$333,217
Year Ended 8/31/2018	$36.28	31.32%	1.25%	1.25% (c)	(0.33%)	28%	$372,730
Year Ended 8/31/2017	$28.59	35.41%	1.32%	1.32% (c)	(0.33%)	40%	$228,598
Year Ended 8/31/2016	$21.19	17.52%	1.36%	1.36% (c)	(0.21%)	55%	$165,271
Year Ended 8/31/2015	$18.36	5.70%	1.40%	1.40% (c)	(0.37%)	60%	$131,079
Advisor Class
Year Ended 8/31/2019	$37.69	4.33%	0.99%	0.99%	0.11%	40%	$135,472
Year Ended 8/31/2018	$38.21	31.65%	1.01%	1.01% (c)	(0.05%)	28%	$104,061
Year Ended 8/31/2017	$30.05	35.77%	1.07%	1.07% (c)	(0.06%)	40%	$13,629
Year Ended 8/31/2016	$22.21	17.76%	1.11%	1.11% (c)	0.07%	55%	$7,235
Year Ended 8/31/2015	$19.19	6.04%	1.15%	1.15% (c)	(0.23%)	60%	$8,345
Class C
Year Ended 8/31/2019	$31.88	3.31%	1.99%	1.99%	(0.90%)	40%	$139,366
Year Ended 8/31/2018	$32.54	30.31%	2.00%	2.00% (c)	(1.08%)	28%	$139,590
Year Ended 8/31/2017	$25.78	34.39%	2.07%	2.07% (c)	(1.08%)	40%	$92,158
Year Ended 8/31/2016	$19.26	16.65%	2.12%	2.12% (c)	(0.97%)	55%	$60,684
Year Ended 8/31/2015	$16.84	4.91%	2.15%	2.15% (c)	(1.13%)	60%	$39,660
Institutional Class
Year Ended 8/31/2019	$37.17	4.32%	0.99%	0.99%	0.09%	40%	$693,232
Year Ended 8/31/2018	$37.72	31.64%	1.00%	1.00% (c)	(0.09%)	28%	$686,134
Year Ended 8/31/2017	$29.68	35.75%	1.07%	1.07% (c)	(0.08%)	40%	$398,021
Year Ended 8/31/2016	$21.94	17.82%	1.11%	1.11% (c)	0.04%	55%	$233,750
Year Ended 8/31/2015	$18.95	6.00%	1.15%	1.15% (c)	(0.11%)	60%	$165,748
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 8/31/2019	$38.45	0.06	1.18	1.24	—	(1.75)	(1.75)
Year Ended 8/31/2018	$30.23	(0.00) (d)	9.37	9.37	—	(1.15)	(1.15)
Year Ended 8/31/2017	$22.33	0.01	7.97	7.98	—	(0.08)	(0.08)
Year Ended 8/31/2016	$19.26	0.03	3.39	3.42	—	(0.35)	(0.35)
Year Ended 8/31/2015	$18.98	(0.01)	1.16	1.15	(0.11)	(0.76)	(0.87)
Institutional 3 Class
Year Ended 8/31/2019	$38.55	0.08	1.18	1.26	—	(1.77)	(1.77)
Year Ended 8/31/2018	$30.31	0.01	9.39	9.40	—	(1.16)	(1.16)
Year Ended 8/31/2017	$22.37	0.03	7.99	8.02	—	(0.08)	(0.08)
Year Ended 8/31/2016(e)	$19.26	0.04	3.07	3.11	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Technology Growth Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 8/31/2019	$37.94	4.42%	0.92%	0.92%	0.17%	40%	$130,115
Year Ended 8/31/2018	$38.45	31.73%	0.93%	0.93%	(0.00%) (d)	28%	$101,134
Year Ended 8/31/2017	$30.23	35.84%	0.98%	0.98%	0.02%	40%	$45,747
Year Ended 8/31/2016	$22.33	17.95%	0.98%	0.98%	0.16%	55%	$18,492
Year Ended 8/31/2015	$19.26	6.13%	1.00%	1.00%	(0.05%)	60%	$9,964
Institutional 3 Class
Year Ended 8/31/2019	$38.04	4.47%	0.87%	0.87%	0.22%	40%	$102,746
Year Ended 8/31/2018	$38.55	31.77%	0.88%	0.88%	0.03%	28%	$64,995
Year Ended 8/31/2017	$30.31	35.96%	0.93%	0.93%	0.10%	40%	$40,899
Year Ended 8/31/2016(e)	$22.37	16.15%	0.94% (f)	0.94% (f)	0.33% (f)	55%	$675
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Annual Report 2019	21

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Global Technology Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Technology Growth Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
August 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal
24	Columbia Global Technology Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.77% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Global Technology Growth Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.14
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.05 - 1.00 (a)	915,174
Class C	—	1.00 (b)	29,642

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Global Technology Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.43%	1.43%
Advisor Class	1.18	1.18
Class C	2.18	2.18
Institutional Class	1.18	1.18
Institutional 2 Class	1.12	1.11
Institutional 3 Class	1.07	1.07
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, PY Post Tax Return update for EQ, late-year ordinary losses, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(245,117)	(117,787)	362,904
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
21,632,647	46,268,943	67,901,590	5,842,954	26,822,839	32,665,793
Columbia Global Technology Growth Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	14,111,339	—	541,867,618
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
990,615,339	558,679,492	(16,811,874)	541,867,618
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
875,257	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $580,818,887 and $552,839,424, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Global Technology Growth Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	7,253,284	2.76	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At August 31, 2019, three unaffiliated shareholders of record owned 38.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Columbia Global Technology Growth Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Global Technology Growth Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Technology Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Technology Growth Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Technology Growth Fund | Annual Report 2019	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
32.47%	24.75%	$26,500,150
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
32	Columbia Global Technology Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Columbia Global Technology Growth Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
34	Columbia Global Technology Growth Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Columbia Global Technology Growth Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Technology Growth Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
36	Columbia Global Technology Growth Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
Columbia Global Technology Growth Fund | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the forty-fifth, twelfth and twelfth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
38	Columbia Global Technology Growth Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Global Technology Growth Fund | Annual Report 2019	39

Columbia Global Technology Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN234_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Balanced Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Balanced Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Balanced Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 1997
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	4.79	6.35	9.42
	Including sales charges		-1.22	5.09	8.78
Advisor Class*		11/08/12	5.04	6.60	9.70
Class C	Excluding sales charges	10/13/03	4.00	5.55	8.60
	Including sales charges		3.00	5.55	8.60
Institutional Class		10/01/91	5.04	6.61	9.69
Institutional 2 Class*		03/07/11	5.09	6.69	9.78
Institutional 3 Class*		11/08/12	5.14	6.74	9.80
Class R*		09/27/10	4.50	6.08	9.15
Blended Benchmark			6.22	7.57	9.77
S&P 500 Index			2.92	10.11	13.45
Bloomberg Barclays U.S. Aggregate Bond Index			10.17	3.35	3.91
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Balanced Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Microsoft Corp.	3.5
Federal National Mortgage Association 09/12/2049 4.000%	2.4
Berkshire Hathaway, Inc., Class B	2.4
Apple, Inc.	2.3
Federal National Mortgage Association 09/12/2049 3.500%	2.2
Amazon.com, Inc.	2.0
U.S. Treasury 02/15/2045 2.500%	1.9
MasterCard, Inc., Class A	1.8
Medtronic PLC	1.8
JPMorgan Chase & Co.	1.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2019)
Asset-Backed Securities — Non-Agency	5.7
Commercial Mortgage-Backed Securities - Agency	0.2
Commercial Mortgage-Backed Securities - Non-Agency	2.7
Common Stocks	56.2
Corporate Bonds & Notes	8.5
Exchange-Traded Funds	0.9
Foreign Government Obligations	0.0 (a)
Inflation-Indexed Bonds	0.6
Money Market Funds	5.4
Residential Mortgage-Backed Securities - Agency	9.3
Residential Mortgage-Backed Securities - Non-Agency	8.4
Senior Loans	0.0 (a)
U.S. Government & Agency Obligations	0.3
U.S. Treasury Obligations	1.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Balanced Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned 4.79% excluding sales charges. The Fund’s Blended Benchmark returned 6.22%. During the same 12-month period, the Fund’s equity benchmark, the S&P 500 Index, returned 2.92% while the Fund’s fixed-income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 10.17%. An overweight in stocks weighed on results, as bonds outperformed stocks for the period. The equity portion of the Fund performed in line with the equity benchmark while the fixed-income portion outperformed the Fund’s fixed-income benchmark.
Trade concerns, interest rates drove financial markets
Optimism prevailed early in the 12-month period ended August 31, 2019, as positive global economic conditions, the impact of broad U.S. corporate tax cuts and moves to reduce regulation in a number of industries buoyed confidence. The labor markets added 173,000 jobs per month, on average, and manufacturing activity remained solid. Unemployment fell to a 50-year low of 3.7%.
However, the economic backdrop looked less rosy as the period wore on. U.S. growth slowed from above 3.0% to 2.1% (annualized). European economies transitioned to a slower pace of growth, struggling with rising interest rates, trade tensions and uncertainty surrounding Brexit, the U.K.’s departure from the European Union. At the same time, China’s economic conditions weakened and emerging markets came under pressure, driven by trade and tariff concerns and a rising U.S. dollar.
With global uncertainties on the rise, investors sold stocks and other risky assets late in 2018. Stock markets rebounded early in 2019, as the Federal Reserve (Fed) backed away from additional rate hikes, then dipped again in the final months of the period as trade concerns amplified. Late in July, the Fed lowered its key short-term borrowing rate by 25 basis points (a basis point is one hundredth of one percent).
Bonds solidly outperformed equities for the 12-month period. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of investment-grade bonds, returned 10.17%. The S&P 500 Index, a broad measure of U.S. stock returns, gained 2.92%.
Stock selection drove equity portfolio performance
In a volatile period for equities, the Fund generated solid gains through positive stock selection, especially in the information technology, real estate and communication services sectors. The Fund also benefited from a generally positive environment for growth stocks, which have been the beneficiaries of solid economic growth and low interest rates.
In the information technology sector, MasterCard, Microsoft and Fidelity National were standout performers for the Fund. Mastercard has chalked up phenomenal growth for such a large company. The company has benefited from the continued shift from cash to card payments, especially for smaller purchases, and from the growth in online purchases, which by definition are card purchases. We believe that Mastercard has the potential for additional domestic growth as well as international growth over the longer term. Microsoft continued to benefit from its shift to the Cloud. We believe CEO Satya Nadella has done a great job of focusing the company on its core software business, which has enabled productivity for clients. Revenues and earnings have grown nicely, the valuation of the company has expanded and we believe investors have gained appreciation for the durability and growth potential of the franchise. Fidelity National is a financial processing and software company that provides software primarily to financial institutions. The company acquired Worldpay, which the Fund also owns, in a transaction that closed near the end of the period. We believe the acquisition has the potential to drive complimentary synergies for the combined organization. The move was broadly applauded by investors.
In the real estate sector, a position in global cell tower company American Tower generated outstanding gains. Management has executed well, and investors anticipate a healthy runway of growth linked to the introduction of fifth generation cellular network technology, commonly known as 5G. We believe that American Tower has the potential to see increased demand for its services as 5G technology is rolled out across the globe.
Columbia Balanced Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
In the communication services sector, Comcast was a solid performer, with a double-digit rebound from the previous fiscal year. Early in 2018, Comcast announced that it would acquire U.K. media giant Sky, beefing up its international presence. However, investors took a dim view of the acquisition and Comcast shares lost ground. Then, shares gained traction in 2019 as investors became more comfortable with the integration of the acquisition and strong broadband subscriber growth allayed concerns about weak video subscriber trends.
In the biotechnology industry within health care, Biogen was a significant disappointment as the company’s high-expectation Alzheimer’s drug aducanumab failed in its phase 3 trial. We had decreased the Fund’s position in Biogen, which helped mitigate the impact of its underperformance. American clothing company PVH, owner of Calvin Klein, Tommy Hilfiger and other recognized brands, was hurt by slowing global growth and the potential impact of tariffs on the business. We chose to exit the position. In the financial sector, the Fund lost ground with Wells Fargo. The company’s issues have taken longer than expected to resolve and the board has been slow to identify a replacement for the CEO, who recently stepped down. In addition, Wells Fargo has been hurt by declining interest rates, which have been a challenge for most banks. We reduced the Fund’s exposure but retained a position in Wells Fargo.
Portfolio positioning aided fixed-income outperformance
Overweights in the wireline, media and REIT segments of the corporate market and in BBB rated securities pushed the fixed-income portfolio’s return above its benchmark. Overweights in both asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also aided relative performance, as both outperformed U.S. Treasuries.
Within the corporate market, exposure to the electric utility and energy segments had a negative impact on performance as they underperformed Treasuries for the year. Agency mortgage backed securities (MBS) also underperformed Treasuries. The Fund was mostly underweight in agency MBS and held a higher weighted-average coupon than the benchmark. We moved closer to a neutral weight near the end of the reporting period. Within the securitized market, we continued to find particular value in ABS, CMBS and non-agency CMOs.
During the period, we reduced the portfolio’s exposure to corporate bonds, because we saw more value in non-agency MBS and CMBS and in certain segments of the ABS sector. The portfolio’s largest overweight relative to the fixed-income benchmark was in non-agency CMOs, where we are constructive on consumer fundamentals, while finding particular value in the pricing, structure and performance of a variety of non-agency CMO collateral types.
At period’s end
Mindful of the uncertainties of a slowing economy, the late stage of the economic cycle, rising geopolitical tensions and the forthcoming elections, we believed that investors will have much to negotiate and evaluate in the months ahead. As always, we plan to use the contrarian process that has served us well to find opportunities in the equity market and manage risk in the portfolio. We believe this discipline has also served our shareholders well over the long term.
Within the Fund’s fixed-income portfolio, we targeted duration, a measure of interest-rate sensitivity, that is relatively neutral to that of the benchmark, as interest rates remained range bound. (We use Treasury future contracts to hedge the Fund’s duration.) We continued to watch employment figures and monitored the impact of trade concerns on the global economy, even though we believed the risks of an escalating trade war have recently eased. Interest rate policy remained data dependent, with expectations leaning toward more cuts from the Fed. Economic indicators continued to point towards weakness in global manufacturing with no signs of inflationary pressures.
At the end of the period, the portfolio remained underweight in U.S. government securities relative to its fixed-income benchmark. We expect spread volatility but consider current risk premiums to be reasonably attractive in most sectors. We continued to like high quality non-agency CMOs, ABS and CMBS, as the yields they offered remained attractive relative to similar-duration Treasuries. We also believed the corporate sector had the potential to outperform Treasuries, especially lower quality segments of the corporate bond market. With the overall supply of corporate bonds lower than in the prior 12-month period, demand for corporate bonds remained strong.
6	Columbia Balanced Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Balanced Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,069.80	1,020.31	4.93	4.81	0.95
Advisor Class	1,000.00	1,000.00	1,071.00	1,021.56	3.63	3.55	0.70
Class C	1,000.00	1,000.00	1,065.60	1,016.55	8.80	8.59	1.70
Institutional Class	1,000.00	1,000.00	1,071.20	1,021.56	3.63	3.55	0.70
Institutional 2 Class	1,000.00	1,000.00	1,071.40	1,021.81	3.38	3.29	0.65
Institutional 3 Class	1,000.00	1,000.00	1,071.70	1,022.01	3.17	3.09	0.61
Class R	1,000.00	1,000.00	1,068.50	1,019.05	6.22	6.07	1.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 6.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Credit Acceptance Receivables Trust(a)
Subordinated, Series 2018-3 Class C
10/15/2024	3.750%	5,600,000	5,664,771
Apidos CLO XI(a),(b),(c),(d)
Series 2012-11A Class BRR
3-month USD LIBOR + 1.700% Floor 1.750% 10/17/2030	3.000%	12,575,000	12,575,000
Apidos CLO XX(a),(c)
Series 2015-20A Class A1RA
3-month USD LIBOR + 1.100% 07/16/2031	3.422%	15,245,000	15,151,777
Apidos CLO XXVIII(a),(c)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	3.428%	5,925,000	5,754,698
ARES XLVII CLO Ltd.(a),(c)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	3.753%	3,450,000	3,401,838
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	5,975,000	6,068,619
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2016-2A Class A
11/20/2022	2.720%	4,100,000	4,145,203
Series 2018-2A Class A
03/20/2025	4.000%	19,775,000	21,227,377
Barings CLO Ltd.(a),(c)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	4.003%	22,000,000	21,750,718
Carbone CLO Ltd.(a),(c)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	3.418%	12,000,000	11,941,788
Carlyle Group LP(a),(c)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	3.678%	2,000,000	1,949,104
Carlyle US CLO Ltd.(a),(c)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	3.728%	21,575,000	21,305,571
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chesapeake Funding II LLC(a)
Series 2016-2A Class A1
06/15/2028	1.880%	690,840	690,167
Conn’s Receivables Funding LLC(a)
Series 2018-A Class A
01/15/2023	3.250%	1,056,922	1,060,971
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class A
10/15/2025	3.470%	7,595,492	7,638,719
Drive Auto Receivables Trust
Series 2018-4 Class C
11/15/2024	3.660%	9,600,000	9,731,937
Series 2019-2 Class C
06/16/2025	3.420%	6,300,000	6,459,399
Subordinated Series 2018-4 Class D
01/15/2026	4.090%	10,900,000	11,243,454
Subordinated Series 2018-5 Class C
01/15/2025	3.990%	7,225,000	7,445,442
Dryden 33 Senior Loan Fund(a),(c)
Series 2014-33A Class AR2
3-month USD LIBOR + 1.230% Floor 1.230% 04/15/2029	3.533%	3,000,000	3,000,690
Series 2014-33A Class BR2
3-month USD LIBOR + 1.750% Floor 1.750% 04/15/2029	4.053%	3,450,000	3,444,825
Dryden 41 Senior Loan Fund(a),(c)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	3.273%	13,175,000	13,055,134
Dryden 42 Senior Loan Fund(a),(c)
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	3.853%	6,025,000	5,939,463
Dryden 55 CLO Ltd.(a),(c)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	3.323%	8,450,000	8,394,610
DT Auto Owner Trust(a)
Series 2019-1A Class C
11/15/2024	3.610%	5,000,000	5,097,498
Series 2019-3A Class D
04/15/2025	2.960%	10,025,000	10,137,944
Subordinated Series 2018-3A Class B
09/15/2022	3.560%	6,575,000	6,665,723
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2018-3A Class C
07/15/2024	3.790%	8,400,000	8,563,074
Foundation Finance Trust(a),(b),(e)
Series 2019-1A Class A
11/15/2034	3.860%	5,986,643	6,004,603
Hilton Grand Vacations Trust(a)
Series 2013-A Class A
01/25/2026	2.280%	204,492	204,455
Series 2014-AA Class A
11/25/2026	1.770%	422,846	421,156
Series 2018-AA Class A
02/25/2032	3.540%	3,400,509	3,534,351
Series 2019-AA Class A
07/25/2033	2.340%	7,760,000	7,778,981
Jay Park CLO Ltd.(a),(c)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	3.728%	25,675,000	25,534,609
Magnetite XII Ltd.(a),(c)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% 10/15/2031	3.403%	13,830,000	13,786,629
Marlette Funding Trust(a)
Series 2018-4A Class A
12/15/2028	3.710%	4,483,638	4,529,252
Series 2019-1A Class A
04/16/2029	3.440%	3,899,076	3,937,221
Series 2019-3A Class B
09/17/2029	3.070%	10,780,000	10,902,102
Subordinated Series 2019-2A Class B
07/16/2029	3.530%	4,550,000	4,644,999
MVW Owner Trust(a)
Series 2015-1A Class A
12/20/2032	2.520%	1,023,329	1,025,094
Series 2016-1A Class A
12/20/2033	2.250%	1,716,394	1,711,591
New York City Tax Lien Trust(a)
Series 2017-A Class A
11/10/2030	1.870%	416,366	417,469
Octagon Investment Partners 39 Ltd.(a),(c)
Series 2018-3A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2030	4.128%	22,575,000	22,348,956
Ocwen Master Advance Receivables Trust(a)
Series 2019-T1 Class AT1
08/15/2050	2.514%	1,725,000	1,727,230
Series 2019-T1 Class DT1
08/15/2050	3.107%	975,000	976,255
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prosper Marketplace Issuance Trust(a)
Series 2019-1A Class A
04/15/2025	3.540%	3,050,161	3,066,480
Series 2019-2A Class B
09/15/2025	3.690%	6,175,000	6,226,090
Series 2019-3A Class B
07/15/2025	3.590%	6,100,000	6,157,425
Redding Ridge Asset Management Ltd.(a),(c)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	3.803%	3,000,000	2,956,173
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	1,359,048	1,380,219
Sierra Timeshare Receivables Funding LLC(a)
Series 2016-3A Class A
10/20/2033	2.430%	1,720,582	1,724,114
Series 2018-2A Class A
06/20/2035	3.500%	3,288,202	3,362,045
Series 2018-3A Class A
09/20/2035	3.690%	2,381,790	2,435,361
SoFi Consumer Loan Program LLC(a)
Series 2017-4 Class A
05/26/2026	2.500%	1,908,198	1,911,297
SoFi Consumer Loan Program Trust(a)
Series 2019-1 Class B
02/25/2028	3.450%	5,050,000	5,196,562
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes(a)
Series 2018-T1 Class AT1
10/17/2050	3.620%	7,179,993	7,281,374
Upgrade Receivables Trust(a)
Series 2019-2A Class B
10/15/2025	3.510%	3,263,000	3,262,475
Voya CLO Ltd.(a),(c)
Series 2017-3A Class A2
3-month USD LIBOR + 1.770% 07/20/2030	4.048%	4,000,000	3,972,296
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	4,743,897	4,919,453
Westlake Automobile Receivables Trust(a)
Series 2019-1A Class C
03/15/2024	3.450%	7,600,000	7,733,657
Total Asset-Backed Securities — Non-Agency (Cost $407,797,176)			410,575,488

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Agency 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
CMO Series 2012-25 Class A
11/16/2042	2.575%	488,494	488,638
CMO Series 2012-58 Class A
01/16/2040	2.500%	498,927	498,528
CMO Series 2014-33 Class A
08/16/2039	2.300%	566,210	566,757
CMO Series 2014-64 Class A
02/16/2045	2.200%	707,152	705,074
CMO Series 2014-67 Class AE
05/16/2039	2.150%	466,521	468,931
CMO Series 2015-33 Class AH
02/16/2045	2.650%	610,985	613,476
CMO Series 2015-85 Class AF
05/16/2044	2.400%	4,231,779	4,238,249
CMO Series 2016-39 Class AG
01/16/2043	2.300%	6,041,583	6,043,405
Total Commercial Mortgage-Backed Securities - Agency (Cost $13,762,030)			13,623,058

Commercial Mortgage-Backed Securities - Non-Agency 2.8%

American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,786,415	2,962,617
Series 2014-SFR3 Class A
12/17/2036	3.678%	3,258,619	3,446,119
Series 2015-SFR1 Class A
04/17/2052	3.467%	3,383,693	3,554,078
Series 2015-SFR2 Class A
10/17/2045	3.732%	2,544,213	2,719,288
Americold 2010 LLC(a)
Series 2010-ARTA Class A1
01/14/2029	3.847%	78,050	78,891
Ashford Hospitality Trust(a),(c)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.300% Floor 1.300% 05/15/2035	3.495%	8,525,000	8,509,031
BBCMS Trust(a),(c)
Subordinated, Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	3.445%	7,370,000	7,370,002
Subordinated, Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	3.695%	3,975,000	3,974,924
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(c)
Series 2018-IND Class C
1-month USD LIBOR + 1.100% Floor 1.100% 11/15/2035	3.295%	7,735,478	7,730,560
Commercial Mortgage Trust
Series 2013-CR8 Class A5
06/10/2046	3.612%	10,380,000	10,945,677
CSAIL Commercial Mortgage Trust
Series 2016-C5 Class A1
11/15/2048	1.747%	613,302	611,386
DBUBS Mortgage Trust(a)
Series 2011-LC1A Class A3
11/10/2046	5.002%	148,437	151,734
Home Partners of America Trust(a),(c)
Series 2018-1 Class A
1-month USD LIBOR + 0.900% Floor 0.900% 07/17/2037	3.082%	9,324,997	9,316,901
Invitation Homes Trust(a),(c)
Series 2018-SFR3 Class A
1-month USD LIBOR + 1.000% Floor 1.000% 07/17/2037	3.182%	16,915,057	16,900,357
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	3.282%	9,763,916	9,803,803
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class ASB
08/15/2046	3.761%	3,673,042	3,797,696
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2011-C3 Class A4
02/15/2046	4.717%	393,251	403,866
Morgan Stanley Capital I Trust(a)
Series 2011-C1 Class A4
09/15/2047	5.033%	266,070	271,240
Morgan Stanley Capital I Trust
Series 2016-BNK2 Class A2
11/15/2049	2.454%	5,625,000	5,666,256
Progress Residential Trust(a)
Series 2018-SF3 Class A
10/17/2035	3.880%	23,884,984	24,857,760
Series 2018-SFR2 Class A
08/17/2035	3.712%	4,305,000	4,453,952
Series 2019-SFR3 Class C
09/17/2036	2.721%	4,750,000	4,744,244
Series 2019-SFR3 Class D
09/17/2036	2.871%	7,049,000	7,073,275

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-SFR2 Class C
05/17/2036	3.545%	6,350,000	6,560,100
RETL (a),(c)
Series 2019-RVP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 03/15/2036	3.345%	3,956,260	3,963,652
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	8,550,000	8,770,062
Series 2013-C5 Class A3
03/10/2046	2.920%	1,672,133	1,716,062
Series 2013-C5 Class A4
03/10/2046	3.185%	10,651,000	11,043,617
WF-RBS Commercial Mortgage Trust
Series 2012-C9 Class A3
11/15/2045	2.870%	9,126,310	9,349,492
Series 2013-C15 Class A3
08/15/2046	3.881%	9,909,122	10,544,324
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $188,925,247)			191,290,966

Common Stocks 59.7%
Issuer	Shares	Value ($)
Communication Services 8.8%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	2,263,380	79,806,779
Verizon Communications, Inc.	975,689	56,746,072
Total		136,552,851
Entertainment 1.1%
Activision Blizzard, Inc.	1,010,769	51,144,911
Electronic Arts, Inc.(f)	236,725	22,176,398
Total		73,321,309
Interactive Media & Services 3.7%
Alphabet, Inc., Class A(f)	59,259	70,549,617
Alphabet, Inc., Class C(f)	78,063	92,746,650
Facebook, Inc., Class A(f)	461,570	85,699,702
Total		248,995,969
Media 1.7%
Comcast Corp., Class A	2,607,077	115,389,228
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.3%
T-Mobile U.S.A., Inc.(f)	293,210	22,885,041
Total Communication Services		597,144,398
Consumer Discretionary 6.1%
Hotels, Restaurants & Leisure 1.5%
Aramark	726,147	29,670,366
McDonald’s Corp.	254,539	55,481,866
Restaurant Brands International, Inc.	245,461	19,256,416
Total		104,408,648
Household Durables 0.4%
D.R. Horton, Inc.	554,510	27,431,610
Internet & Direct Marketing Retail 2.9%
Amazon.com, Inc.(f)	76,670	136,188,154
eBay, Inc.	1,482,500	59,729,925
Total		195,918,079
Multiline Retail 0.2%
Dollar General Corp.	63,796	9,957,918
Specialty Retail 1.1%
Lowe’s Companies, Inc.	671,882	75,385,160
Total Consumer Discretionary		413,101,415
Consumer Staples 3.4%
Food & Staples Retailing 0.2%
Sysco Corp.	219,191	16,292,467
Food Products 1.6%
ConAgra Foods, Inc.	1,445,039	40,981,306
Mondelez International, Inc., Class A	1,192,545	65,852,335
Total		106,833,641
Household Products 0.5%
Colgate-Palmolive Co.	469,220	34,792,663
Tobacco 1.1%
Philip Morris International, Inc.	1,037,780	74,813,560
Total Consumer Staples		232,732,331
Energy 2.5%
Energy Equipment & Services 0.1%
Schlumberger Ltd.	219,100	7,105,413

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.4%
Canadian Natural Resources Ltd.	1,075,099	25,694,866
Chevron Corp.	824,501	97,060,258
EOG Resources, Inc.	509,714	37,815,681
Total		160,570,805
Total Energy		167,676,218
Financials 8.2%
Banks 3.6%
Citigroup, Inc.	1,630,411	104,916,948
JPMorgan Chase & Co.	1,053,863	115,777,389
Wells Fargo & Co.	453,900	21,138,123
Total		241,832,460
Capital Markets 1.5%
BlackRock, Inc.	94,500	39,931,920
Morgan Stanley	1,533,455	63,623,048
Total		103,554,968
Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class B(f)	802,345	163,204,996
Insurance 0.7%
Aon PLC	262,041	51,058,689
Total Financials		559,651,113
Health Care 8.0%
Biotechnology 0.2%
Alexion Pharmaceuticals, Inc.(f)	158,610	15,981,544
Health Care Equipment & Supplies 3.9%
Abbott Laboratories	408,531	34,855,865
Baxter International, Inc.	337,345	29,669,493
Becton Dickinson and Co.	167,045	42,416,066
Dentsply Sirona, Inc.	669,610	34,920,162
Medtronic PLC	1,130,078	121,924,115
Total		263,785,701
Health Care Providers & Services 1.6%
Anthem, Inc.	203,793	53,295,945
Cigna Corp.	252,334	38,851,866
Humana, Inc.	69,075	19,562,731
Total		111,710,542
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 2.3%
Allergan PLC	201,825	32,235,489
Johnson & Johnson	611,250	78,460,050
Pfizer, Inc.	1,216,842	43,258,733
Total		153,954,272
Total Health Care		545,432,059
Industrials 3.8%
Aerospace & Defense 2.0%
L3 Harris Technologies, Inc.	171,025	36,156,395
Northrop Grumman Corp.	232,500	85,529,775
Spirit AeroSystems Holdings, Inc., Class A	188,398	15,184,879
Total		136,871,049
Electrical Equipment 0.5%
Emerson Electric Co.	508,165	30,281,552
Industrial Conglomerates 1.2%
Honeywell International, Inc.	505,793	83,263,644
Machinery 0.1%
Caterpillar, Inc.	52,765	6,279,035
Total Industrials		256,695,280
Information Technology 14.8%
Communications Equipment 0.6%
Cisco Systems, Inc.	840,270	39,333,039
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	1,124,470	31,316,490
IT Services 4.6%
Fidelity National Information Services, Inc.	607,580	82,764,548
Fiserv, Inc.(f)	513,958	54,962,668
International Business Machines Corp.	396,060	53,678,012
MasterCard, Inc., Class A	436,734	122,883,845
Total		314,289,073
Semiconductors & Semiconductor Equipment 2.4%
Broadcom, Inc.	65,955	18,641,521
Intel Corp.	484,135	22,952,840
Lam Research Corp.	194,935	41,035,767
Marvell Technology Group Ltd.	726,010	17,402,460

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
NVIDIA Corp.	181,960	30,480,120
NXP Semiconductors NV	345,490	35,288,348
Total		165,801,056
Software 4.4%
Adobe, Inc.(f)	171,460	48,782,084
CDK Global, Inc.	128,260	5,535,702
Microsoft Corp.	1,728,894	238,345,327
Palo Alto Networks, Inc.(f)	19,215	3,912,558
Total		296,575,671
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	766,170	159,930,326
Total Information Technology		1,007,245,655
Materials 2.5%
Chemicals 1.8%
Air Products & Chemicals, Inc.	140,260	31,687,539
Corteva, Inc.	853,123	25,013,566
DuPont de Nemours, Inc.	487,803	33,136,458
Mosaic Co. (The)	678,335	12,474,581
Sherwin-Williams Co. (The)	47,403	24,969,530
Total		127,281,674
Metals & Mining 0.7%
Newmont Goldcorp Corp.	1,145,475	45,692,998
Total Materials		172,974,672
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
American Tower Corp.	286,993	66,062,919
Total Real Estate		66,062,919
Utilities 0.6%
Electric Utilities 0.6%
American Electric Power Co., Inc.	464,345	42,325,047
Total Utilities		42,325,047
Total Common Stocks (Cost $2,836,690,509)		4,061,041,107
Corporate Bonds & Notes 9.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Bombardier, Inc.(a)
10/15/2022	6.000%	43,000	42,669
12/01/2024	7.500%	43,000	42,862
03/15/2025	7.500%	54,000	52,686
04/15/2027	7.875%	140,000	135,491
L3Harris Technologies, Inc.(a)
12/15/2026	3.850%	8,000,000	8,674,192
Northrop Grumman Systems Corp.
02/15/2031	7.750%	4,429,000	6,539,928
TransDigm, Inc.
07/15/2022	6.000%	69,000	70,211
05/15/2025	6.500%	604,000	629,911
TransDigm, Inc.(a)
03/15/2026	6.250%	480,000	517,989
03/15/2027	7.500%	184,000	197,796
Total			16,903,735
Automotive 0.1%
Delphi Technologies PLC(a)
10/01/2025	5.000%	97,000	83,677
Ford Motor Credit Co. LLC
08/01/2026	4.542%	5,875,000	5,985,608
IAA Spinco, Inc.(a)
06/15/2027	5.500%	170,000	182,337
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	167,000	173,180
05/15/2027	8.500%	135,000	131,631
Total			6,556,433
Banking 1.5%
Ally Financial, Inc.
11/01/2031	8.000%	157,000	219,941
Bank of America Corp.(g)
12/20/2028	3.419%	11,009,000	11,636,612
Capital One Financial Corp.
03/09/2027	3.750%	8,000,000	8,472,000
Citigroup, Inc.
Subordinated
03/09/2026	4.600%	8,000,000	8,819,264
Discover Bank
09/13/2028	4.650%	4,200,000	4,752,287
Goldman Sachs Group, Inc. (The)
01/26/2027	3.850%	13,000,000	13,889,655
HSBC Holdings PLC
05/25/2026	3.900%	9,000,000	9,625,554
JPMorgan Chase & Co.(g)
04/23/2029	4.005%	14,000,000	15,549,688

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morgan Stanley
01/20/2027	3.625%	8,000,000	8,563,872
PNC Bank NA
Subordinated
01/30/2023	2.950%	5,800,000	5,957,522
Wells Fargo & Co.
Subordinated
06/03/2026	4.100%	10,400,000	11,248,276
Total			98,734,671
Brokerage/Asset Managers/Exchanges 0.0%
NFP Corp.(a)
07/15/2025	6.875%	250,000	248,092
Building Materials 0.0%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	275,000	285,144
05/15/2026	5.875%	190,000	202,180
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	385,000	398,500
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	304,000	299,802
Core & Main LP(a)
08/15/2025	6.125%	202,000	205,753
James Hardie International Finance DAC(a)
01/15/2028	5.000%	176,000	180,682
Total			1,572,061
Cable and Satellite 0.3%
CCO Holdings LLC/Capital Corp.
01/15/2024	5.750%	170,000	173,847
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	81,000	84,178
02/15/2026	5.750%	303,000	320,779
05/01/2027	5.125%	488,000	516,581
05/01/2027	5.875%	70,000	74,598
Comcast Corp.
08/15/2035	4.400%	5,600,000	6,552,454
CSC Holdings LLC(a)
10/15/2025	6.625%	398,000	426,011
10/15/2025	10.875%	208,000	237,637
05/15/2026	5.500%	276,000	291,814
02/01/2028	5.375%	107,000	114,328
04/01/2028	7.500%	351,000	393,145
02/01/2029	6.500%	325,000	363,384
01/15/2030	5.750%	114,000	119,119
DISH DBS Corp.
03/15/2023	5.000%	67,000	66,060
11/15/2024	5.875%	245,000	233,336
07/01/2026	7.750%	241,000	236,870
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	210,000	208,115
Quebecor Media, Inc.
01/15/2023	5.750%	128,000	138,711
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	58,000	58,801
02/15/2025	6.625%	166,000	164,713
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	80,000	83,677
04/15/2025	5.375%	305,000	317,144
Time Warner Cable LLC
05/01/2037	6.550%	5,000,000	6,029,460
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	237,000	245,111
Viasat, Inc.(a)
04/15/2027	5.625%	67,000	71,196
Virgin Media Finance PLC(a)
01/15/2025	5.750%	175,000	181,883
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	433,000	445,627
08/15/2026	5.500%	64,000	67,037
05/15/2029	5.500%	70,000	73,142
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	332,000	347,302
Ziggo BV(a)
01/15/2027	5.500%	292,000	306,481
Total			18,942,541
Chemicals 0.2%
Alpha 2 BV PIK(a)
06/01/2023	8.750%	79,000	76,278
Angus Chemical Co.(a)
02/15/2023	8.750%	109,000	107,475
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	261,000	259,450
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	171,000	177,033
Chemours Co. (The)
05/15/2023	6.625%	46,000	46,730
05/15/2025	7.000%	59,000	58,393
05/15/2027	5.375%	35,000	31,606
Dow Chemical Co. (The)
11/01/2029	7.375%	1,103,000	1,475,206
DowDuPont, Inc.
11/15/2028	4.725%	4,180,000	4,839,863
INEOS Group Holdings SA(a)
08/01/2024	5.625%	196,000	199,613

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LYB International Finance BV
03/15/2044	4.875%	2,000,000	2,211,572
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	419,000	436,060
PQ Corp.(a)
11/15/2022	6.750%	334,000	346,463
12/15/2025	5.750%	229,000	234,669
SPCM SA(a)
09/15/2025	4.875%	87,000	88,432
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	432,000	421,509
WR Grace & Co.(a)
10/01/2021	5.125%	168,000	174,966
Total			11,185,318
Construction Machinery 0.0%
H&E Equipment Services, Inc.
09/01/2025	5.625%	274,000	286,968
Herc Holdings, Inc.(a)
07/15/2027	5.500%	158,000	163,297
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	140,000	145,642
United Rentals North America, Inc.
09/15/2026	5.875%	226,000	242,335
12/15/2026	6.500%	270,000	294,881
Total			1,133,123
Consumer Cyclical Services 0.1%
Amazon.com, Inc.
08/22/2027	3.150%	6,000,000	6,446,238
APX Group, Inc.
12/01/2020	8.750%	77,000	73,114
12/01/2022	7.875%	308,000	293,117
09/01/2023	7.625%	79,000	59,258
APX Group, Inc.(a)
11/01/2024	8.500%	98,000	91,363
frontdoor, Inc.(a)
08/15/2026	6.750%	194,000	210,216
Realogy Group LLC/Co-Issuer Corp.(a)
12/01/2021	5.250%	172,000	167,392
Total			7,340,698
Consumer Products 0.0%
Energizer Holdings, Inc.(a)
01/15/2027	7.750%	208,000	227,642
Mattel, Inc.(a)
12/31/2025	6.750%	135,000	139,013
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prestige Brands, Inc.(a)
12/15/2021	5.375%	189,000	190,320
03/01/2024	6.375%	137,000	143,423
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	199,000	206,037
Spectrum Brands, Inc.
12/15/2024	6.125%	227,000	236,088
Valvoline, Inc.
07/15/2024	5.500%	138,000	143,577
Total			1,286,100
Diversified Manufacturing 0.1%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	44,000	46,429
CFX Escrow Corp.(a)
02/15/2024	6.000%	125,000	133,328
02/15/2026	6.375%	72,000	78,080
Gates Global LLC/Co.(a)
07/15/2022	6.000%	442,000	441,337
MTS Systems Corp.(a)
08/15/2027	5.750%	37,000	38,666
Resideo Funding, Inc.(a)
11/01/2026	6.125%	104,000	110,524
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	142,000	148,126
United Technologies Corp.
08/16/2025	3.950%	6,000,000	6,587,898
WESCO Distribution, Inc.
12/15/2021	5.375%	171,000	172,732
06/15/2024	5.375%	99,000	102,517
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	132,000	139,161
Total			7,998,798
Electric 1.0%
AES Corp. (The)
09/01/2027	5.125%	195,000	209,320
Arizona Public Service Co.
04/01/2042	4.500%	1,925,000	2,306,564
Calpine Corp.(a)
06/01/2026	5.250%	240,000	243,642
Clearway Energy Operating LLC
08/15/2024	5.375%	509,000	522,473
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	109,000	113,614
CMS Energy Corp.
03/01/2024	3.875%	5,052,000	5,354,256

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated Edison Co. of New York, Inc.
12/01/2045	4.500%	2,500,000	3,037,150
Dominion Energy, Inc.
10/01/2025	3.900%	5,000,000	5,392,555
DTE Energy Co.
04/15/2033	6.375%	4,000,000	5,419,312
Indiana Michigan Power Co.
03/15/2037	6.050%	4,925,000	6,770,831
NextEra Energy Capital Holdings, Inc.
06/15/2023	3.625%	5,070,000	5,307,854
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	100,000	103,590
09/15/2027	4.500%	232,000	237,942
NRG Energy, Inc.
05/15/2026	7.250%	50,000	54,855
01/15/2027	6.625%	292,000	317,335
01/15/2028	5.750%	21,000	22,637
NRG Energy, Inc.(a)
06/15/2029	5.250%	111,000	118,322
Pennsylvania Electric Co.(a)
06/01/2029	3.600%	6,477,000	6,946,187
Progress Energy, Inc.
03/01/2031	7.750%	4,500,000	6,500,803
Public Service Co. of Colorado
05/15/2025	2.900%	3,650,000	3,767,212
Southern Co. (The)
07/01/2046	4.400%	6,150,000	6,934,039
TerraForm Power Operating LLC(a)
01/31/2023	4.250%	172,000	176,149
01/31/2028	5.000%	105,000	109,283
Vistra Energy Corp.
11/01/2024	7.625%	188,000	199,696
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	64,000	67,381
02/15/2027	5.625%	204,000	216,181
07/31/2027	5.000%	148,000	153,408
WEC Energy Group, Inc.
06/15/2025	3.550%	4,750,000	5,086,913
Total			65,689,504
Environmental 0.0%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	53,000	56,002
07/15/2029	5.125%	37,000	39,387
GFL Environmental, Inc.(a)
05/01/2022	5.625%	105,000	106,537
03/01/2023	5.375%	47,000	47,266
05/01/2027	8.500%	140,000	152,936
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hulk Finance Corp.(a)
06/01/2026	7.000%	29,000	30,070
Total			432,198
Finance Companies 0.2%
GE Capital International Funding Co. Unlimited Co.
11/15/2035	4.418%	10,000,000	10,162,450
Global Aircraft Leasing Co., Ltd. PIK(a)
09/15/2024	6.500%	180,000	179,122
iStar, Inc.
04/01/2022	6.000%	134,000	138,013
Navient Corp.
06/15/2022	6.500%	180,000	194,624
01/25/2023	5.500%	417,000	438,112
09/25/2023	7.250%	3,000	3,328
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	272,000	264,395
Quicken Loans, Inc.(a)
05/01/2025	5.750%	415,000	432,596
Springleaf Finance Corp.
03/15/2024	6.125%	256,000	279,508
03/15/2025	6.875%	182,000	206,259
03/15/2026	7.125%	80,000	91,327
Total			12,389,734
Food and Beverage 0.6%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	11,145,000	13,301,758
B&G Foods, Inc.
06/01/2021	4.625%	330,000	330,831
04/01/2025	5.250%	211,000	214,050
Bacardi Ltd.(a)
05/15/2038	5.150%	6,860,000	7,650,560
Conagra Brands, Inc.
11/01/2048	5.400%	4,270,000	5,076,808
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	27,000	28,805
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	118,000	103,487
Kraft Heinz Co. (The)(a)
02/15/2025	4.875%	8,000,000	8,242,688
PepsiCo, Inc.
02/24/2026	2.850%	4,125,000	4,333,795
Post Holdings, Inc.(a)
08/15/2026	5.000%	635,000	661,973
03/01/2027	5.750%	156,000	166,205
12/15/2029	5.500%	143,000	151,131
Total			40,262,091

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.0%
Boyd Gaming Corp.
05/15/2023	6.875%	260,000	269,824
04/01/2026	6.375%	85,000	90,071
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	84,000	85,440
Eldorado Resorts, Inc.
08/01/2023	7.000%	136,000	142,460
04/01/2025	6.000%	249,000	263,742
International Game Technology PLC(a)
02/15/2022	6.250%	180,000	190,323
02/15/2025	6.500%	224,000	245,739
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	266,000	290,552
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	165,000	182,372
MGM Resorts International
12/15/2021	6.625%	157,000	170,658
03/15/2023	6.000%	97,000	106,720
Scientific Games International, Inc.(a)
10/15/2025	5.000%	248,000	256,097
03/15/2026	8.250%	196,000	206,863
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	139,000	147,429
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	173,000	182,406
Total			2,830,696
Health Care 0.5%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	232,000	239,676
Avantor, Inc.(a)
10/01/2025	9.000%	263,000	296,363
Becton Dickinson and Co.
06/06/2027	3.700%	5,216,000	5,592,700
Cardinal Health, Inc.
03/15/2043	4.600%	6,500,000	6,393,250
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	246,000	247,430
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	143,000	137,934
CVS Health Corp.
03/25/2048	5.050%	6,215,000	7,251,898
CVS Pass-Through Trust(a)
01/10/2032	7.507%	256,847	321,829
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DaVita, Inc.
08/15/2022	5.750%	168,000	169,676
05/01/2025	5.000%	71,000	71,093
Express Scripts Holding Co.
07/15/2046	4.800%	5,090,000	5,834,438
HCA, Inc.
09/01/2028	5.625%	522,000	594,648
Hill-Rom Holdings, Inc.(a)
09/01/2023	5.750%	199,000	205,389
McKesson Corp.
05/30/2029	4.750%	4,320,000	4,915,128
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	137,000	122,278
Select Medical Corp.(a)
08/15/2026	6.250%	91,000	94,354
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	276,000	280,839
Tenet Healthcare Corp.
04/01/2022	8.125%	164,000	176,689
06/15/2023	6.750%	101,000	104,124
07/15/2024	4.625%	274,000	281,824
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	245,000	251,804
02/01/2027	6.250%	399,000	415,013
11/01/2027	5.125%	438,000	452,587
Total			34,450,964
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	4,150,000	4,515,524
Centene Corp.
02/15/2024	6.125%	162,000	169,829
Centene Corp.(a)
06/01/2026	5.375%	287,000	306,186
UnitedHealth Group, Inc.
01/15/2027	3.450%	4,425,000	4,758,760
WellCare Health Plans, Inc.
04/01/2025	5.250%	248,000	259,953
Total			10,010,252
Healthcare REIT 0.1%
Welltower, Inc.
01/15/2030	3.100%	5,150,000	5,234,681
Home Construction 0.0%
Lennar Corp.
04/30/2024	4.500%	108,000	115,234
11/15/2024	5.875%	198,000	221,360
06/01/2026	5.250%	117,000	127,235

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meritage Homes Corp.
04/01/2022	7.000%	159,000	174,740
06/01/2025	6.000%	136,000	149,759
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	106,000	112,714
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	180,000	190,663
03/01/2024	5.625%	90,000	94,635
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	70,000	75,055
Total			1,261,395
Independent Energy 0.3%
Anadarko Petroleum Corp.
09/15/2036	6.450%	3,500,000	4,401,625
California Resources Corp.(a)
12/15/2022	8.000%	66,000	37,942
Callon Petroleum Co.
10/01/2024	6.125%	26,000	25,211
07/01/2026	6.375%	419,000	405,629
Canadian Natural Resources Ltd.
02/01/2025	3.900%	5,243,000	5,513,591
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	210,000	199,990
Centennial Resource Production LLC(a)
01/15/2026	5.375%	181,000	172,774
04/01/2027	6.875%	229,000	228,983
Chesapeake Energy Corp.
10/01/2026	7.500%	172,000	118,862
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	462,000	456,349
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	33,000	34,371
01/30/2028	5.750%	20,000	21,014
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	108,000	80,709
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	101,000	83,314
Jagged Peak Energy LLC
05/01/2026	5.875%	184,000	184,734
Matador Resources Co.
09/15/2026	5.875%	245,000	238,199
MEG Energy Corp.(a)
01/15/2025	6.500%	40,000	40,250
Noble Energy, Inc.
03/01/2041	6.000%	4,000,000	4,804,184
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(a)
08/15/2025	5.250%	468,000	475,269
10/15/2027	5.625%	316,000	326,414
PDC Energy, Inc.
09/15/2024	6.125%	145,000	144,612
SM Energy Co.
09/15/2026	6.750%	236,000	202,070
01/15/2027	6.625%	38,000	32,322
WPX Energy, Inc.
01/15/2022	6.000%	65,000	67,113
06/01/2026	5.750%	373,000	386,805
Total			18,682,336
Integrated Energy 0.1%
Cenovus Energy, Inc.
04/15/2027	4.250%	4,665,000	4,882,431
Leisure 0.0%
Cedar Fair LP(a)
07/15/2029	5.250%	54,000	58,533
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
06/01/2024	5.375%	167,000	171,930
Cinemark U.S.A., Inc.
06/01/2023	4.875%	139,000	141,554
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	118,000	122,288
03/15/2026	5.625%	86,000	91,712
Viking Cruises Ltd.(a)
09/15/2027	5.875%	210,000	218,816
Total			804,833
Life Insurance 0.5%
American International Group, Inc.
07/10/2025	3.750%	6,000,000	6,387,594
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,725,000	6,206,146
High Street Funding Trust I(a)
02/15/2028	4.111%	5,000,000	5,471,175
MetLife Global Funding I(a)
12/18/2026	3.450%	5,000,000	5,383,285
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2047	3.850%	3,500,000	3,965,007
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	6,000,000	6,346,092
Total			33,759,299

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.1%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%	375,000	411,410
08/15/2027	5.125%	213,000	222,911
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	147,000	154,324
08/15/2027	6.625%	107,000	111,900
Discovery Communications LLC
06/01/2040	6.350%	2,500,000	3,095,023
iHeartCommunications, Inc.
05/01/2026	6.375%	98,481	106,863
05/01/2027	8.375%	392,858	424,498
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	53,000	55,701
Lamar Media Corp.
01/15/2024	5.375%	171,000	175,789
Match Group, Inc.
06/01/2024	6.375%	133,000	140,212
National CineMedia LLC
04/15/2022	6.000%	108,000	109,177
Netflix, Inc.
04/15/2028	4.875%	225,000	235,416
11/15/2028	5.875%	361,000	404,694
Netflix, Inc.(a)
05/15/2029	6.375%	218,000	252,113
11/15/2029	5.375%	175,000	190,268
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	246,000	254,457
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	128,000	132,753
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	60,000	60,495
Walt Disney Co. (The)(a)
03/15/2033	6.550%	2,156,000	3,093,793
Total			9,631,797
Metals and Mining 0.0%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	231,000	242,634
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	284,000	300,059
Constellium NV(a)
02/15/2026	5.875%	479,000	499,529
Freeport-McMoRan, Inc.
11/14/2024	4.550%	249,000	251,728
09/01/2029	5.250%	106,000	105,024
03/15/2043	5.450%	319,000	289,996
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	31,000	31,969
01/15/2025	7.625%	371,000	377,376
Novelis Corp.(a)
09/30/2026	5.875%	454,000	479,673
Total			2,577,988
Midstream 0.7%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	64,000	58,696
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	143,000	158,376
Cheniere Energy Partners LP
10/01/2026	5.625%	202,000	213,438
DCP Midstream Operating LP
07/15/2025	5.375%	136,000	144,506
05/15/2029	5.125%	108,000	110,540
04/01/2044	5.600%	90,000	84,957
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	208,000	206,836
Energy Transfer Partners LP
02/01/2042	6.500%	4,315,000	5,241,909
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	394,000	412,717
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	7,000,000	8,244,285
MPLX LP
02/15/2049	5.500%	5,100,000	5,838,414
NuStar Logistics LP
06/01/2026	6.000%	131,000	140,872
04/28/2027	5.625%	146,000	151,814
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	7,000,000	8,453,291
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	201,000	203,312
Southern Natural Gas Co. LLC(a)
03/15/2047	4.800%	2,951,000	3,322,590
Sunoco LP/Finance Corp.
02/15/2026	5.500%	168,000	174,535
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2023	4.750%	102,000	101,122
09/15/2024	5.500%	65,000	63,433
01/15/2028	5.500%	235,000	221,078
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	621,000	641,225
01/15/2028	5.000%	264,000	265,206
Targa Resources Partners LP/Finance Corp.(a)
01/15/2029	6.875%	61,000	67,411

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	211,000	203,923
Western Gas Partners LP
08/15/2048	5.500%	4,500,000	4,199,301
Williams Companies, Inc. (The)
09/15/2045	5.100%	7,000,000	7,827,071
Total			46,750,858
Natural Gas 0.2%
NiSource, Inc.
02/15/2044	4.800%	5,000,000	6,012,675
Sempra Energy
11/15/2025	3.750%	7,000,000	7,450,247
Total			13,462,922
Oil Field Services 0.0%
Apergy Corp.
05/01/2026	6.375%	234,000	235,862
Calfrac Holdings LP(a)
06/15/2026	8.500%	82,000	51,601
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	57,000	51,667
Nabors Industries, Inc.
02/01/2025	5.750%	250,000	199,474
SESI LLC
09/15/2024	7.750%	55,000	33,652
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	2,448	2,467
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	83,000	86,373
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	187,000	185,130
Total			846,226
Other Industry 0.0%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	240,000	247,178
Other REIT 0.0%
CyrusOne LP/Finance Corp.
03/15/2027	5.375%	397,000	423,434
Packaging 0.0%
ARD Finance SA PIK
09/15/2023	7.125%	72,000	74,133
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
02/15/2025	6.000%	270,000	282,372
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%	285,000	287,531
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	139,000	146,324
07/15/2027	5.625%	137,000	144,052
Berry Global, Inc.
07/15/2023	5.125%	295,000	302,450
BWAY Holding Co.(a)
04/15/2024	5.500%	279,000	287,996
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	117,000	105,886
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	279,103	279,859
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	236,000	242,460
07/15/2024	7.000%	234,000	242,559
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	110,000	116,474
Total			2,512,096
Pharmaceuticals 0.4%
AbbVie, Inc.
11/06/2042	4.400%	5,500,000	5,787,369
Allergan Funding SCS
03/15/2035	4.550%	3,500,000	3,745,567
Amgen, Inc.
03/15/2040	5.750%	2,400,000	3,133,001
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%	31,000	31,411
03/15/2024	7.000%	221,000	233,189
12/15/2025	9.000%	143,000	160,749
04/01/2026	9.250%	565,000	640,928
01/31/2027	8.500%	89,000	98,708
Bristol-Myers Squibb Co.(a)
07/26/2029	3.400%	5,900,000	6,385,399
Catalent Pharma Solutions, Inc.(a)
07/15/2027	5.000%	56,000	58,621
Eagle Holding Co. II LLC PIK(a)
05/15/2022	7.750%	138,000	139,553
Gilead Sciences, Inc.
02/01/2025	3.500%	3,000,000	3,190,278
Horizon Pharma USA, Inc.(a)
08/01/2027	5.500%	132,000	137,643
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	299,000	309,022
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	136,000	126,984
Total			24,178,422

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.2%
Acrisure LLC/Finance, Inc.(a)
02/15/2024	8.125%	65,000	70,171
CNA Financial Corp.
03/01/2026	4.500%	4,000,000	4,406,068
HUB International Ltd.(a)
05/01/2026	7.000%	196,000	198,859
Loews Corp.
04/01/2026	3.750%	5,500,000	5,927,812
USI, Inc.(a)
05/01/2025	6.875%	18,000	18,009
Total			10,620,919
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	3,750,000	4,186,155
Union Pacific Corp.
09/15/2037	3.600%	4,500,000	4,823,433
Total			9,009,588
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
05/15/2024	4.250%	85,000	87,859
10/15/2025	5.000%	174,000	179,697
IRB Holding Corp.(a)
02/15/2026	6.750%	210,000	212,083
Total			479,639
Retail REIT 0.2%
Kimco Realty Corp.
10/01/2026	2.800%	5,500,000	5,560,742
Simon Property Group LP
02/01/2040	6.750%	3,400,000	5,132,106
Total			10,692,848
Retailers 0.2%
L Brands, Inc.
06/15/2029	7.500%	62,000	60,822
11/01/2035	6.875%	87,000	73,785
Lowe’s Companies, Inc.
04/05/2049	4.550%	4,480,000	5,244,516
Penske Automotive Group, Inc.
10/01/2022	5.750%	138,000	139,753
PetSmart, Inc.(a)
03/15/2023	7.125%	150,000	139,719
06/01/2025	5.875%	155,000	151,911
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Target Corp.
04/15/2026	2.500%	5,000,000	5,154,895
Total			10,965,401
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc.(a)
03/15/2026	7.500%	117,000	130,262
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	60,000	61,653
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
02/15/2028	5.875%	147,000	154,841
Kroger Co. (The)
01/15/2048	4.650%	5,165,000	5,522,842
Total			5,869,598
Technology 0.3%
Ascend Learning LLC(a)
08/01/2025	6.875%	135,000	140,049
08/01/2025	6.875%	126,000	130,604
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	7,340,000	7,342,665
Camelot Finance SA(a)
10/15/2024	7.875%	407,000	422,677
CDK Global, Inc.
06/01/2027	4.875%	222,000	229,470
CommScope Finance LLC(a)
03/01/2024	5.500%	66,000	67,132
03/01/2026	6.000%	168,000	170,784
CommScope Technologies LLC(a)
06/15/2025	6.000%	115,000	103,041
03/15/2027	5.000%	81,000	67,686
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	69,000	70,874
Equinix, Inc.
04/01/2023	5.375%	235,000	239,967
05/15/2027	5.375%	172,000	186,475
Gartner, Inc.(a)
04/01/2025	5.125%	306,000	320,711
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	130,000	140,432
Informatica LLC(a)
07/15/2023	7.125%	194,000	197,216
Iron Mountain, Inc.
08/15/2024	5.750%	307,000	310,007
NCR Corp.
12/15/2021	5.875%	272,000	274,683
12/15/2023	6.375%	395,000	407,189

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCR Corp.(a)
09/01/2027	5.750%	103,000	108,696
09/01/2029	6.125%	131,000	138,967
Oracle Corp.
04/15/2038	6.500%	3,700,000	5,444,280
PTC, Inc.
05/15/2024	6.000%	136,000	142,459
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	462,000	468,685
Refinitiv US Holdings, Inc.(a)
11/15/2026	8.250%	275,000	310,087
Symantec Corp.(a)
04/15/2025	5.000%	108,000	108,502
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	237,000	243,352
Verscend Escrow Corp.(a)
08/15/2026	9.750%	167,000	178,752
Total			17,965,442
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	319,000	324,328
ERAC U.S.A. Finance LLC(a)
10/15/2037	7.000%	3,285,000	4,698,526
Hertz Corp. (The)(a)
06/01/2022	7.625%	264,000	274,698
10/15/2024	5.500%	140,000	137,679
08/01/2026	7.125%	117,000	119,431
XPO Logistics, Inc.(a)
06/15/2022	6.500%	135,000	137,699
Total			5,692,361
Wireless 0.2%
Altice France SA(a)
05/01/2026	7.375%	664,000	708,147
Altice Luxembourg SA(a)
05/15/2027	10.500%	196,000	212,612
American Tower Corp.
07/15/2027	3.550%	5,125,000	5,434,786
Rogers Communications, Inc.
11/15/2026	2.900%	5,000,000	5,158,990
SBA Communications Corp.
09/01/2024	4.875%	410,000	425,882
Sprint Corp.
02/15/2025	7.625%	136,000	152,632
03/01/2026	7.625%	692,000	782,023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	356,000	382,939
02/01/2026	4.500%	265,000	275,001
02/01/2028	4.750%	206,000	216,853
Total			13,749,865
Wirelines 0.4%
AT&T, Inc.
08/15/2040	6.000%	8,815,000	11,083,981
CenturyLink, Inc.
03/15/2022	5.800%	556,000	583,764
04/01/2024	7.500%	134,000	148,753
Frontier Communications Corp.
01/15/2023	7.125%	101,000	51,835
09/15/2025	11.000%	25,000	12,658
Frontier Communications Corp.(a)
04/01/2026	8.500%	106,000	102,945
Level 3 Financing, Inc.
01/15/2021	6.125%	89,000	89,414
Telecom Italia Capital SA
09/30/2034	6.000%	61,000	62,177
Telecom Italia SpA(a)
05/30/2024	5.303%	186,000	198,227
Telefonica Emisiones SAU
06/20/2036	7.045%	2,800,000	3,820,902
Verizon Communications, Inc.
08/10/2033	4.500%	9,000,000	10,610,550
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	120,000	123,617
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	344,000	353,032
Total			27,241,855
Total Corporate Bonds & Notes (Cost $563,839,574)			615,510,421

Exchange-Traded Funds 0.9%
	Shares	Value ($)
iShares Core MSCI EAFE ETF	1,079,495	64,046,438
Total Exchange-Traded Funds (Cost $72,408,419)		64,046,438

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(h) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	57,000	59,659
Total Foreign Government Obligations (Cost $58,445)			59,659

Inflation-Indexed Bonds 0.7%

United States 0.7%
U.S. Treasury Inflation-Indexed Bond
04/15/2022	0.125%	45,604,859	45,309,745
Total Inflation-Indexed Bonds (Cost $44,630,624)			45,309,745

Residential Mortgage-Backed Securities - Agency 9.8%

Federal Home Loan Mortgage Corp.
07/01/2021- 01/01/2039	5.500%	302,749	340,220
10/01/2026- 05/01/2049	3.500%	50,316,235	51,910,373
10/01/2031- 10/01/2039	6.000%	578,553	658,380
06/01/2032- 07/01/2032	7.000%	230,168	267,816
03/01/2038	6.500%	4,659	5,425
10/01/2038- 05/01/2041	5.000%	854,409	940,203
05/01/2039- 06/01/2041	4.500%	3,532,838	3,827,816
12/01/2042- 05/01/2049	3.000%	55,337,074	56,620,309
12/01/2042- 10/01/2045	4.000%	26,518,164	28,038,817
CMO Series 1614 Class MZ
11/15/2023	6.500%	5,863	6,213
Federal Home Loan Mortgage Corp.(i)
07/01/2034- 09/01/2034	3.000%	42,621,652	43,714,078
Federal Home Loan Mortgage Corp.(c)
12-month USD LIBOR + 1.709% Cap 11.091% 08/01/2036	4.522%	10,191	10,672
12-month USD LIBOR + 1.768% Cap 11.060% 12/01/2036	4.640%	1,792	1,867
Federal National Mortgage Association
12/01/2020	5.000%	8,741	9,010
12/01/2025- 03/01/2049	3.500%	37,630,880	39,128,987
07/01/2027- 10/01/2046	3.000%	11,542,477	11,894,443
01/01/2029- 10/01/2045	4.000%	15,531,690	16,444,035
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/01/2031	7.000%	138,523	160,428
07/01/2032- 03/01/2037	6.500%	300,938	337,544
06/01/2037- 02/01/2038	5.500%	145,776	163,989
05/01/2040- 06/01/2044	4.500%	4,140,932	4,469,718
Series 2006-M2 Class A2A
10/25/2032	5.271%	983,601	1,126,017
Federal National Mortgage Association(d)
09/17/2034- 09/12/2049	4.000%	194,575,000	202,109,780
09/12/2049	3.000%	53,300,000	54,353,508
09/12/2049	3.500%	142,750,000	146,720,234
Federal National Mortgage Association(j)
10/01/2045	3.500%	4,147,107	4,327,926
Total Residential Mortgage-Backed Securities - Agency (Cost $665,694,871)			667,587,808

Residential Mortgage-Backed Securities - Non-Agency 9.0%

Angel Oak Mortgage Trust I LLC(a),(k)
CMO Series 2018-3 Class A3
09/25/2048	3.853%	6,763,644	6,926,567
CMO Series 2019-2 Class A3
03/25/2049	3.833%	6,810,670	6,946,907
Angel Oak Mortgage Trust LLC(a),(k)
CMO Series 2017-1 Class A1
01/25/2047	2.810%	638,857	637,801
Arroyo Mortgage Trust(a),(k)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	8,710,452	8,916,217
CMO Series 2019-1 Class A1
01/25/2049	3.805%	12,835,049	13,157,508
Bayview Opportunity Master Fund IIIb Trust(a),(b),(k)
CMO Series 2019-LT1 Class A1
08/28/2034	3.228%	21,975,000	21,975,000
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	2,356,299	2,415,123
Bayview Opportunity Master Fund IVa Trust(a),(k)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	2,424,430	2,433,167
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2018-RN9 Class A1
10/29/2033	4.213%	4,819,363	4,862,884
Bellemeade Re Ltd.(a),(c)
CMO Series 2018-2A Class M1A
1-month USD LIBOR + 0.950% 08/25/2028	3.354%	4,499,575	4,498,687

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.445%	6,589,316	6,589,316
CMO Series 2019-3A Class M1A
1-month USD LIBOR + 1.100% Floor 1.100% 07/25/2029	3.490%	8,525,000	8,524,987
BRAVO Residential Funding Trust(a),(k)
CMO Series 2019-NQM1 Class A1
07/25/2059	2.666%	13,849,079	13,894,747
CMO Series 2019-NQM1 Class A3
07/25/2059	2.996%	5,418,601	5,431,580
CMO Series 2019-NQM1 Class M1
07/25/2059	2.997%	2,162,500	2,164,704
CIM Trust(a),(c)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.176%	20,278,589	20,137,298
Citigroup Mortgage Loan Trust(a),(b),(k)
CMO Series 2019-C Class A1
03/25/2082	3.228%	10,713,200	10,713,151
Citigroup Mortgage Loan Trust(a),(k)
CMO Series 2019-IMC1 Class A3
07/25/2049	3.030%	6,125,000	6,129,801
COLT 2019-1 Mortgage Loan Trust(a),(k)
CMO Series 2019-1 Class A3
03/25/2049	4.012%	7,233,291	7,414,375
COLT Mortgage Loan Trust(a),(k)
CMO Series 2018-2 Class A1
07/27/2048	3.470%	2,355,308	2,368,285
CMO Series 2018-4 Class A1
12/28/2048	4.006%	9,513,879	9,651,721
COLT Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
10/26/2048	3.692%	5,344,392	5,427,371
CSMC Trust(a),(k)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	21,152,202	22,104,658
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	15,575,000	15,572,478
Deephaven Residential Mortgage Trust(a),(k)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	1,367,153	1,362,626
CMO Series 2017-2A Class A1
06/25/2047	2.453%	2,815,405	2,809,907
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-3A Class A3
08/25/2058	3.963%	3,772,563	3,873,253
CMO Series 2018-4A Class A1
10/25/2058	4.080%	15,513,973	15,911,917
CMO Series 2019-1A Class A3
01/25/2059	3.948%	3,740,139	3,818,525
Eagle RE Ltd.(a),(c)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	3.395%	5,350,000	5,348,078
Equifirst Mortgage Loan Trust(k)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	37,984	39,323
GCAT LLC(a),(k)
CMO Series 2019-1 Class A1
04/26/2049	4.089%	4,722,199	4,733,805
CMO Series 2019-2 Class A1
06/25/2024	3.475%	10,739,595	10,742,795
GCAT Trust(a),(b),(k)
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	12,675,000	12,710,660
GS Mortgage-Backed Securities Trust(a),(k)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	21,861,819	21,779,852
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-2 Class A3
11/25/2058	4.239%	7,600,555	7,749,227
Homeward Opportunities Fund I Trust(a),(k)
CMO Series 2019-1 Class A3
01/25/2059	3.606%	8,631,935	8,794,357
Legacy Mortgage Asset Trust(a),(k)
CMO Series 2019-GS5 Class A1
05/25/2059	3.200%	7,385,144	7,399,599
MetLife Securitization Trust(a)
CMO Series 2018-1A Class A
03/25/2057	3.750%	6,202,272	6,513,915
MFA Trust(a),(k)
CMO Series 2017-RPL1 Class A1
02/25/2057	2.588%	3,873,928	3,855,636
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	2,745,410	2,741,080
CMO Series 2018-3 Class A1
08/25/2058	3.500%	13,859,431	14,217,696
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	2,091,053	2,166,106
CMO Series 2018-NQM1 Class A1
11/25/2048	3.986%	14,599,250	15,062,383

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-NQM1 Class A3
11/25/2048	4.138%	4,532,238	4,707,581
New Residential Mortgage Loan Trust(a),(k)
CMO Series 2019-NQM2 Class A3
04/25/2049	3.752%	7,079,708	7,304,913
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	8,530,675	8,602,974
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2019-2A Class A1
04/25/2024	3.967%	8,483,693	8,562,109
Radnor Re Ltd.(a),(c)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% Floor 1.250% 02/25/2029	3.395%	4,125,000	4,123,516
RCO Trust(a),(k)
CMO Series 2018-VFS1 Class A1
12/26/2053	4.270%	19,625,889	20,078,642
RCO V Mortgage LLC(a),(k)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	9,198,191	9,238,663
RCO V Mortgage LLC(a)
CMO Series 2019-1 Class A1
05/24/2024	3.721%	7,209,487	7,244,396
Residential Mortgage Loan Trust(a),(k)
CMO Series 2019-1 Class A3
10/25/2058	4.242%	6,571,707	6,682,448
Starwood Mortgage Residential Trust(a),(k)
CMO Series 2018-IMC1 Class A3
03/25/2048	3.977%	4,374,636	4,512,267
CMO Series 2019-1 Class A3
06/25/2049	3.299%	4,106,851	4,127,003
CMO Series 2019-IMC1 Class A3
04/25/2049	3.754%	2,615,849	2,657,445
Towd Point Mortgage Trust(a)
CMO Series 15-5 Class A1
05/25/2055	3.500%	1,986,639	2,004,991
CMO Series 2015-6 Class A1
04/25/2055	3.500%	2,467,428	2,506,371
CMO Series 2016-1 Class A1
02/25/2055	3.500%	2,369,344	2,394,834
CMO Series 2016-2 Class A1
08/25/2055	3.000%	3,722,649	3,760,838
CMO Series 2016-3 Class A1
04/25/2056	2.250%	1,883,850	1,876,011
CMO Series 2017-1 Class A1
10/25/2056	2.750%	2,729,389	2,742,506
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-4 Class A1
06/25/2057	2.750%	5,047,135	5,084,683
Towd Point Mortgage Trust(a),(k)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	3,509,418	3,569,013
CMO Series 2018-5 Class A1
07/25/2058	3.250%	7,367,689	7,548,696
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	14,927,192	15,389,857
Towd Point Mortgage Trust(a),(c)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	3.145%	10,904,599	10,957,632
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% Floor 1.000% 05/25/2058	3.145%	12,288,949	12,341,388
Vericrest Opportunity Loan Transferee LXX LLC(a),(k)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	4,237,613	4,257,301
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	2,313,598	2,327,854
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	9,604,921	9,660,334
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	7,557,082	7,600,914
Vericrest Opportunity Loan Trust(a),(k)
CMO Series 2019-NPL3 Class A1
03/25/2049	3.967%	2,798,577	2,820,365
CMO Series 2019-NPL4 Class A1A
08/25/2049	3.352%	10,114,772	10,114,763
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	14,595,000	14,594,991
Verus Securitization Trust(a),(k)
CMO Series 2017-1A Class A1
01/25/2047	2.881%	1,224,522	1,222,643
CMO Series 2018-2 Class A3
06/01/2058	3.830%	8,679,538	8,910,330
CMO Series 2019-1 Class A3
02/25/2059	4.040%	8,360,606	8,480,867
CMO Series 2019-3 Class A3
07/25/2059	3.040%	10,714,974	10,735,924
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	5,159,636	5,313,972

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Visio Trust(a),(k)
CMO Series 2019-1 Class A3
06/25/2054	3.825%	4,302,370	4,343,253
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $601,511,244)			608,927,361

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(c),(l)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.463%	118,703	114,498
Finance Companies 0.0%
Ellie Mae, Inc.(c),(l)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	6.172%	160,000	159,301
Food and Beverage 0.0%
8th Avenue Food & Provisions, Inc.(c),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.963%	179,662	179,775
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.963%	32,969	32,475
Total			212,250
Metals and Mining 0.0%
Big River Steel LLC(c),(l)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	7.330%	43,359	43,359
Property & Casualty 0.0%
HUB International Ltd.(c),(l)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.267%	45,540	44,590
Restaurants 0.0%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(c),(l)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/05/2025	5.550%	103,738	102,927
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.0%
Ascend Learning LLC(c),(l)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.112%	146,772	145,304
Dun & Bradstreet Corp. (The)(c),(l)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	7.145%	183,000	183,381
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(c),(l)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.362%	146,147	144,357
Misys Ltd./Almonde/Tahoe/Finastra USA(c),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	5.696%	106,036	102,177
Project Alpha Intermediate Holding, Inc.(c),(l)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.810%	40,258	39,680
3-month USD LIBOR + 4.250% 04/26/2024	6.560%	119,490	119,117
Refinitiv US Holdings, Inc.(a),(c),(l)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.862%	290,592	291,882
Tempo Acquisition LLC(c),(l)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.112%	106,457	106,369
Ultimate Software Group, Inc. (The)(c),(l)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	6.080%	89,000	89,159
Total			1,221,426
Total Senior Loans (Cost $1,897,835)			1,898,351

U.S. Government & Agency Obligations 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Banks
10/01/2020	2.625%	22,300,000	22,520,436
Total U.S. Government & Agency Obligations (Cost $22,311,885)			22,520,436

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
August 31, 2019
U.S. Treasury Obligations 1.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/2045	2.500%	115,225,000	127,665,699
Total U.S. Treasury Obligations (Cost $103,849,884)			127,665,699

Money Market Funds 5.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(m),(n)	391,867,751	391,828,565
Total Money Market Funds (Cost $391,844,087)		391,828,565
Total Investments in Securities (Cost: $5,915,221,830)		7,221,885,102
Other Assets & Liabilities, Net		(421,164,626)
Net Assets		6,800,720,476
At August 31, 2019, securities and/or cash totaling $4,393,384 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	1,375	12/2019	USD	181,113,281	861,410	—
U.S. Treasury 2-Year Note	1,025	12/2019	USD	221,520,118	278,326	—
U.S. Treasury 5-Year Note	1,125	12/2019	USD	134,973,633	525,206	—
U.S. Treasury 5-Year Note	375	12/2019	USD	44,991,211	—	(38,667)
U.S. Ultra Treasury Bond	20	12/2019	USD	3,948,750	59,819	—
Total					1,724,761	(38,667)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2019, the total value of these securities amounted to $1,231,410,016, which represents 18.11% of total net assets.
(b)	Valuation based on significant unobservable inputs.
(c)	Variable rate security. The interest rate shown was the current rate as of August 31, 2019.
(d)	Represents a security purchased on a when-issued basis.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2019, the total value of these securities amounted to $6,004,603, which represents 0.09% of total net assets.
(f)	Non-income producing investment.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2019.
(h)	Principal and interest may not be guaranteed by the government.
(i)	Represents a security purchased on a forward commitment basis.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Notes to Portfolio of Investments  (continued)
(l)	The stated interest rate represents the weighted average interest rate at August 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(m)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(n)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	315,856,889	2,353,977,595	(2,277,966,733)	391,867,751	(4,793)	8,746	10,193,006	391,828,565
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	391,995,885	18,579,603	410,575,488
Commercial Mortgage-Backed Securities - Agency	—	13,623,058	—	13,623,058
Commercial Mortgage-Backed Securities - Non-Agency	—	191,290,966	—	191,290,966
Common Stocks
Communication Services	597,144,398	—	—	597,144,398
Consumer Discretionary	413,101,415	—	—	413,101,415
Consumer Staples	232,732,331	—	—	232,732,331
Energy	167,676,218	—	—	167,676,218
Financials	559,651,113	—	—	559,651,113
Health Care	545,432,059	—	—	545,432,059
Industrials	256,695,280	—	—	256,695,280
Information Technology	1,007,245,655	—	—	1,007,245,655
Materials	172,974,672	—	—	172,974,672
Real Estate	66,062,919	—	—	66,062,919
Utilities	42,325,047	—	—	42,325,047
Total Common Stocks	4,061,041,107	—	—	4,061,041,107
Corporate Bonds & Notes	—	615,510,421	—	615,510,421
Exchange-Traded Funds	64,046,438	—	—	64,046,438
Foreign Government Obligations	—	59,659	—	59,659
Inflation-Indexed Bonds	—	45,309,745	—	45,309,745
Residential Mortgage-Backed Securities - Agency	—	667,587,808	—	667,587,808
Residential Mortgage-Backed Securities - Non-Agency	—	563,528,550	45,398,811	608,927,361
Senior Loans	—	1,898,351	—	1,898,351
U.S. Government & Agency Obligations	—	22,520,436	—	22,520,436
U.S. Treasury Obligations	127,665,699	—	—	127,665,699
Money Market Funds	391,828,565	—	—	391,828,565
Total Investments in Securities	4,644,581,809	2,513,324,879	63,978,414	7,221,885,102
Investments in Derivatives
Asset
Futures Contracts	1,724,761	—	—	1,724,761
Liability
Futures Contracts	(38,667)	—	—	(38,667)
Total	4,646,267,903	2,513,324,879	63,978,414	7,223,571,196
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Annual Report 2019

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,523,377,743)	$6,830,056,537
Affiliated issuers (cost $391,844,087)	391,828,565
Cash collateral held at broker for:
TBA	76,000
Receivable for:
Investments sold	20,726,170
Investments sold on a delayed delivery basis	143,251,595
Capital shares sold	6,806,986
Dividends	7,083,278
Interest	11,029,673
Foreign tax reclaims	64,454
Variation margin for futures contracts	370,000
Prepaid expenses	43,622
Trustees’ deferred compensation plan	216,140
Other assets	3,553
Total assets	7,411,556,573
Liabilities
Due to custodian	88,281
Payable for:
Investments purchased	217,653
Investments purchased on a delayed delivery basis	603,001,642
Capital shares purchased	6,274,068
Management services fees	107,800
Distribution and/or service fees	59,705
Transfer agent fees	639,022
Compensation of chief compliance officer	438
Other expenses	231,348
Trustees’ deferred compensation plan	216,140
Total liabilities	610,836,097
Net assets applicable to outstanding capital stock	$6,800,720,476
Represented by
Paid in capital	5,397,125,796
Total distributable earnings (loss) (Note 2)	1,403,594,680
Total - representing net assets applicable to outstanding capital stock	$6,800,720,476
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	31

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$2,685,000,887
Shares outstanding	63,566,149
Net asset value per share	$42.24
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$44.82
Advisor Class
Net assets	$248,877,137
Shares outstanding	5,844,525
Net asset value per share	$42.58
Class C
Net assets	$1,443,467,825
Shares outstanding	34,299,005
Net asset value per share	$42.08
Institutional Class
Net assets	$1,672,559,898
Shares outstanding	39,662,477
Net asset value per share	$42.17
Institutional 2 Class
Net assets	$245,737,081
Shares outstanding	5,823,490
Net asset value per share	$42.20
Institutional 3 Class
Net assets	$377,342,214
Shares outstanding	8,858,156
Net asset value per share	$42.60
Class R
Net assets	$127,735,434
Shares outstanding	3,024,596
Net asset value per share	$42.23
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Annual Report 2019

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$80,880,533
Dividends — affiliated issuers	10,193,006
Interest	78,496,854
Interfund lending	9,539
Foreign taxes withheld	(313,114)
Total income	169,266,818
Expenses:
Management services fees	39,147,898
Distribution and/or service fees
Class A	6,621,271
Class C	14,622,823
Class R	628,198
Class T	2
Transfer agent fees
Class A	2,822,417
Advisor Class	258,872
Class C	1,558,612
Institutional Class	1,819,022
Institutional 2 Class	145,375
Institutional 3 Class	31,485
Class R	133,858
Class T	1
Compensation of board members	113,244
Custodian fees	80,936
Printing and postage fees	405,889
Registration fees	205,436
Audit fees	40,188
Legal fees	137,786
Compensation of chief compliance officer	2,667
Other	185,365
Total expenses	68,961,345
Net investment income	100,305,473
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	134,182,500
Investments — affiliated issuers	(4,793)
Foreign currency translations	4,658
Futures contracts	11,648,636
Net realized gain	145,831,001
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	38,205,640
Investments — affiliated issuers	8,746
Futures contracts	1,772,271
Net change in unrealized appreciation (depreciation)	39,986,657
Net realized and unrealized gain	185,817,658
Net increase in net assets resulting from operations	$286,123,131
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	33

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$100,305,473	$80,749,030
Net realized gain	145,831,001	249,229,059
Net change in unrealized appreciation (depreciation)	39,986,657	197,406,268
Net increase in net assets resulting from operations	286,123,131	527,384,357
Distributions to shareholders
Net investment income and net realized gains
Class A	(137,845,970)
Advisor Class	(12,950,747)
Class C	(66,040,717)
Institutional Class	(95,434,231)
Institutional 2 Class	(14,171,696)
Institutional 3 Class	(17,115,933)
Class R	(6,263,886)
Class T	(119)
Net investment income
Class A		(32,119,116)
Advisor Class		(4,342,151)
Class C		(5,858,667)
Institutional Class		(24,669,492)
Institutional 2 Class		(4,667,983)
Institutional 3 Class		(3,826,408)
Class K		(3,059)
Class R		(1,185,792)
Class T		(30)
Net realized gains
Class A		(43,794,715)
Advisor Class		(5,173,147)
Class C		(23,969,628)
Institutional Class		(27,034,308)
Institutional 2 Class		(5,273,688)
Institutional 3 Class		(4,144,929)
Class K		(7,102)
Class R		(2,079,860)
Class T		(40)
Total distributions to shareholders (Note 2)	(349,823,299)	(188,150,115)
Decrease in net assets from capital stock activity	(381,811,889)	(217,869,957)
Total increase (decrease) in net assets	(445,512,057)	121,364,285
Net assets at beginning of year	7,246,232,533	7,124,868,248
Net assets at end of year	$6,800,720,476	$7,246,232,533
Undistributed net investment income	$25,117,803	$21,489,491
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,883,597	320,045,212	11,907,451	491,495,200
Distributions reinvested	3,422,796	132,504,975	1,767,262	72,594,492
Redemptions	(13,530,024)	(545,707,259)	(18,800,971)	(774,256,063)
Net decrease	(2,223,631)	(93,157,072)	(5,126,258)	(210,166,371)
Advisor Class
Subscriptions	1,711,204	69,734,612	3,049,876	126,357,688
Distributions reinvested	331,181	12,946,495	227,462	9,410,310
Redemptions	(2,325,652)	(94,705,855)	(4,931,823)	(203,348,145)
Net decrease	(283,267)	(12,024,748)	(1,654,485)	(67,580,147)
Class C
Subscriptions	3,769,063	151,794,053	7,310,481	300,534,318
Distributions reinvested	1,627,100	62,423,760	687,910	28,197,620
Redemptions	(8,646,978)	(348,114,583)	(8,466,088)	(348,287,316)
Net decrease	(3,250,815)	(133,896,770)	(467,697)	(19,555,378)
Institutional Class
Subscriptions	8,832,929	355,464,542	12,547,575	516,259,609
Distributions reinvested	2,061,186	79,730,522	1,062,981	43,575,598
Redemptions	(15,320,788)	(610,609,660)	(12,811,443)	(527,156,600)
Net increase (decrease)	(4,426,673)	(175,414,596)	799,113	32,678,607
Institutional 2 Class
Subscriptions	2,128,294	85,394,773	4,231,266	174,312,801
Distributions reinvested	366,046	14,168,314	242,349	9,939,541
Redemptions	(3,241,919)	(129,367,557)	(5,624,483)	(232,142,525)
Net decrease	(747,579)	(29,804,470)	(1,150,868)	(47,890,183)
Institutional 3 Class
Subscriptions	3,173,084	129,959,562	4,090,596	168,904,814
Distributions reinvested	388,385	15,203,392	173,114	7,166,163
Redemptions	(1,905,244)	(77,981,961)	(1,717,571)	(71,525,736)
Net increase	1,656,225	67,180,993	2,546,139	104,545,241
Class K
Subscriptions	—	—	58	2,342
Distributions reinvested	—	—	246	10,079
Redemptions	—	—	(11,877)	(496,307)
Net decrease	—	—	(11,573)	(483,886)
Class R
Subscriptions	701,719	28,372,734	976,195	40,211,637
Distributions reinvested	134,674	5,204,240	56,558	2,324,052
Redemptions	(950,703)	(38,269,762)	(1,259,000)	(51,953,529)
Net decrease	(114,310)	(4,692,788)	(226,247)	(9,417,840)
Class T
Redemptions	(64)	(2,438)	—	—
Net decrease	(64)	(2,438)	—	—
Total net decrease	(9,390,114)	(381,811,889)	(5,291,876)	(217,869,957)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$42.53	0.63	1.19	1.82	(0.60)	(1.51)	(2.11)
Year Ended 8/31/2018	$40.56	0.48	2.57	3.05	(0.46)	(0.62)	(1.08)
Year Ended 8/31/2017	$37.54	0.42	3.12	3.54	(0.40)	(0.12)	(0.52)
Year Ended 8/31/2016	$35.80	0.38	2.62	3.00	(0.58)	(0.68)	(1.26)
Year Ended 8/31/2015	$37.01	0.75 (d)	(0.23)	0.52	(0.40)	(1.33)	(1.73)
Advisor Class
Year Ended 8/31/2019	$42.86	0.73	1.21	1.94	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.87	0.58	2.59	3.17	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.82	0.53	3.14	3.67	(0.50)	(0.12)	(0.62)
Year Ended 8/31/2016	$36.06	0.48	2.63	3.11	(0.67)	(0.68)	(1.35)
Year Ended 8/31/2015	$37.27	0.88 (d)	(0.27)	0.61	(0.49)	(1.33)	(1.82)
Class C
Year Ended 8/31/2019	$42.38	0.32	1.19	1.51	(0.30)	(1.51)	(1.81)
Year Ended 8/31/2018	$40.42	0.17	2.56	2.73	(0.15)	(0.62)	(0.77)
Year Ended 8/31/2017	$37.42	0.14	3.10	3.24	(0.12)	(0.12)	(0.24)
Year Ended 8/31/2016	$35.68	0.11	2.62	2.73	(0.31)	(0.68)	(0.99)
Year Ended 8/31/2015	$36.92	0.56 (d)	(0.32)	0.24	(0.15)	(1.33)	(1.48)
Institutional Class
Year Ended 8/31/2019	$42.47	0.73	1.19	1.92	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.50	0.58	2.57	3.15	(0.56)	(0.62)	(1.18)
Year Ended 8/31/2017	$37.48	0.53	3.11	3.64	(0.50)	(0.12)	(0.62)
Year Ended 8/31/2016	$35.75	0.47	2.61	3.08	(0.67)	(0.68)	(1.35)
Year Ended 8/31/2015	$36.96	0.83 (d)	(0.22)	0.61	(0.49)	(1.33)	(1.82)
Institutional 2 Class
Year Ended 8/31/2019	$42.50	0.75	1.19	1.94	(0.73)	(1.51)	(2.24)
Year Ended 8/31/2018	$40.53	0.60	2.57	3.17	(0.58)	(0.62)	(1.20)
Year Ended 8/31/2017	$37.51	0.55	3.12	3.67	(0.53)	(0.12)	(0.65)
Year Ended 8/31/2016	$35.78	0.51	2.60	3.11	(0.70)	(0.68)	(1.38)
Year Ended 8/31/2015	$36.99	0.97 (d)	(0.32)	0.65	(0.53)	(1.33)	(1.86)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$42.24	4.79%	0.95%	0.95%	1.55%	119%	$2,685,001
Year Ended 8/31/2018	$42.53	7.63%	0.95%	0.95% (c)	1.16%	76%	$2,798,246
Year Ended 8/31/2017	$40.56	9.54%	0.97%	0.97% (c)	1.10%	63%	$2,876,519
Year Ended 8/31/2016	$37.54	8.60%	1.03%	1.03% (c)	1.06%	60%	$2,960,832
Year Ended 8/31/2015	$35.80	1.38%	1.06%	1.06% (c)	2.03%	102%	$1,885,538
Advisor Class
Year Ended 8/31/2019	$42.58	5.04%	0.70%	0.70%	1.80%	119%	$248,877
Year Ended 8/31/2018	$42.86	7.89%	0.70%	0.70% (c)	1.41%	76%	$262,644
Year Ended 8/31/2017	$40.87	9.82%	0.72%	0.72% (c)	1.37%	63%	$318,026
Year Ended 8/31/2016	$37.82	8.86%	0.78%	0.78% (c)	1.33%	60%	$112,108
Year Ended 8/31/2015	$36.06	1.62%	0.81%	0.81% (c)	2.37%	102%	$38,489
Class C
Year Ended 8/31/2019	$42.08	4.00%	1.70%	1.70%	0.80%	119%	$1,443,468
Year Ended 8/31/2018	$42.38	6.83%	1.70%	1.70% (c)	0.42%	76%	$1,591,465
Year Ended 8/31/2017	$40.42	8.71%	1.72%	1.72% (c)	0.35%	63%	$1,536,796
Year Ended 8/31/2016	$37.42	7.80%	1.78%	1.78% (c)	0.32%	60%	$1,265,079
Year Ended 8/31/2015	$35.68	0.63%	1.81%	1.81% (c)	1.52%	102%	$612,243
Institutional Class
Year Ended 8/31/2019	$42.17	5.04%	0.70%	0.70%	1.80%	119%	$1,672,560
Year Ended 8/31/2018	$42.47	7.91%	0.70%	0.70% (c)	1.42%	76%	$1,872,366
Year Ended 8/31/2017	$40.50	9.83%	0.72%	0.72% (c)	1.36%	63%	$1,753,306
Year Ended 8/31/2016	$37.48	8.85%	0.78%	0.78% (c)	1.32%	60%	$867,554
Year Ended 8/31/2015	$35.75	1.64%	0.81%	0.81% (c)	2.24%	102%	$480,162
Institutional 2 Class
Year Ended 8/31/2019	$42.20	5.09%	0.65%	0.65%	1.84%	119%	$245,737
Year Ended 8/31/2018	$42.50	7.96%	0.65%	0.65%	1.46%	76%	$279,242
Year Ended 8/31/2017	$40.53	9.91%	0.66%	0.66%	1.42%	63%	$312,952
Year Ended 8/31/2016	$37.51	8.96%	0.68%	0.68%	1.41%	60%	$181,221
Year Ended 8/31/2015	$35.78	1.74%	0.70%	0.70%	2.63%	102%	$110,946
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$42.88	0.78	1.20	1.98	(0.75)	(1.51)	(2.26)
Year Ended 8/31/2018	$40.88	0.63	2.59	3.22	(0.60)	(0.62)	(1.22)
Year Ended 8/31/2017	$37.83	0.57	3.15	3.72	(0.55)	(0.12)	(0.67)
Year Ended 8/31/2016	$36.07	0.53	2.63	3.16	(0.72)	(0.68)	(1.40)
Year Ended 8/31/2015	$37.28	1.21 (d)	(0.54)	0.67	(0.55)	(1.33)	(1.88)
Class R
Year Ended 8/31/2019	$42.53	0.53	1.18	1.71	(0.50)	(1.51)	(2.01)
Year Ended 8/31/2018	$40.56	0.38	2.57	2.95	(0.36)	(0.62)	(0.98)
Year Ended 8/31/2017	$37.54	0.33	3.12	3.45	(0.31)	(0.12)	(0.43)
Year Ended 8/31/2016	$35.79	0.29	2.63	2.92	(0.49)	(0.68)	(1.17)
Year Ended 8/31/2015	$37.01	0.73 (d)	(0.31)	0.42	(0.31)	(1.33)	(1.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2015	$0.48	$0.51	$0.56	$0.47	$0.57	$0.78	$0.55
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Balanced Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	$42.60	5.14%	0.61%	0.61%	1.90%	119%	$377,342
Year Ended 8/31/2018	$42.88	8.01%	0.60%	0.60%	1.53%	76%	$308,783
Year Ended 8/31/2017	$40.88	9.96%	0.61%	0.61%	1.47%	63%	$190,322
Year Ended 8/31/2016	$37.83	9.02%	0.63%	0.63%	1.47%	60%	$118,553
Year Ended 8/31/2015	$36.07	1.78%	0.66%	0.66%	3.27%	102%	$65,758
Class R
Year Ended 8/31/2019	$42.23	4.50%	1.20%	1.20%	1.30%	119%	$127,735
Year Ended 8/31/2018	$42.53	7.36%	1.20%	1.20% (c)	0.91%	76%	$133,485
Year Ended 8/31/2017	$40.56	9.27%	1.22%	1.22% (c)	0.86%	63%	$136,478
Year Ended 8/31/2016	$37.54	8.35%	1.28%	1.28% (c)	0.82%	60%	$79,917
Year Ended 8/31/2015	$35.79	1.10%	1.31%	1.31% (c)	1.97%	102%	$37,089
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Annual Report 2019	39

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
40	Columbia Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations
Columbia Balanced Fund | Annual Report 2019	41

Notes to Financial Statements  (continued)
August 31, 2019
under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
42	Columbia Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,724,761*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	38,667*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Balanced Fund | Annual Report 2019	43

Notes to Financial Statements  (continued)
August 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	11,648,636

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,772,271
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	278,841,422

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
44	Columbia Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Balanced Fund | Annual Report 2019	45

Notes to Financial Statements  (continued)
August 31, 2019
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
46	Columbia Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Balanced Fund | Annual Report 2019	47

Notes to Financial Statements  (continued)
August 31, 2019
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.58% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
Class T	0.04 (a)

(a)	Unannualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
48	Columbia Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at August 31, 2019 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,553, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	4,148,596
Class C	—	1.00 (b)	121,840
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Balanced Fund | Annual Report 2019	49

Notes to Financial Statements  (continued)
August 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.11%	1.15%
Advisor Class	0.86	0.90
Class C	1.86	1.90
Institutional Class	0.86	0.90
Institutional 2 Class	0.81	0.85
Institutional 3 Class	0.76	0.80
Class R	1.36	1.40
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, re-characterization of distributions for investments, principal and/or interest of fixed income securities, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
158,257	(158,257)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
50	Columbia Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
96,835,419	252,987,880	349,823,299	76,672,698	111,477,417	188,150,115
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
25,338,883	100,001,123	—	1,278,470,814
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,945,100,382	1,353,796,632	(75,325,818)	1,278,470,814
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,945,995,838 and $8,223,231,025, respectively, for the year ended August 31, 2019, of which $4,297,504,494 and $4,347,104,079, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Balanced Fund | Annual Report 2019	51

Notes to Financial Statements  (continued)
August 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	10,880,000	3.02	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
52	Columbia Balanced Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Shareholder concentration risk
At August 31, 2019, affiliated shareholders of record owned 38.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Balanced Fund | Annual Report 2019	53

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Balanced Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
54	Columbia Balanced Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
78.88%	73.31%	$146,190,287
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Columbia Balanced Fund | Annual Report 2019	55

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
56	Columbia Balanced Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
Columbia Balanced Fund | Annual Report 2019	57

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
58	Columbia Balanced Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Balanced Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
Columbia Balanced Fund | Annual Report 2019	59

Board Consideration and Approval of Management
Agreement  (continued)

•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee
60	Columbia Balanced Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirty-third, sixty-ninth and seventeenth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
Columbia Balanced Fund | Annual Report 2019	61

Board Consideration and Approval of Management
Agreement  (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
62	Columbia Balanced Fund | Annual Report 2019

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Columbia Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN120_08_J01_(10/19)

Annual Report
August 31, 2019
Multi-Manager Total Return Bond Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Total Return Bond Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Total Return Bond Strategies Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Kurt Wagner*, CFA, CIC
Daniel Conklin, CFA
* Effective June 30, 2020, Kurt Wagner will no longer serve as a portfolio manager. Mr. Wagner is retiring from Loomis Sayles effective August 30, 2020.
PGIM, Inc.
Michael Collins, CFA
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Voya Investment Management Co. LLC
Matthew Toms, CFA
Randall Parrish, CFA
David Goodson
Average annual total returns (%) (for the period ended August 31, 2019)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	9.06	2.93	3.05
Institutional Class*	01/03/17	9.33	3.09	3.15
Bloomberg Barclays U.S. Aggregate Bond Index		10.17	3.35	3.04
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Total Return Bond Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2019)
Asset-Backed Securities — Non-Agency	11.4
Commercial Mortgage-Backed Securities - Agency	2.8
Commercial Mortgage-Backed Securities - Non-Agency	6.6
Common Stocks	0.0 (a)
Corporate Bonds & Notes	30.7
Foreign Government Obligations	3.0
Inflation-Indexed Bonds	0.8
Money Market Funds	4.0
Municipal Bonds	0.4
Residential Mortgage-Backed Securities - Agency	22.4
Residential Mortgage-Backed Securities - Non-Agency	4.9
Senior Loans	0.2
Treasury Bills	1.3
U.S. Government & Agency Obligations	0.3
U.S. Treasury Obligations	11.2
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2019)
AAA rating	55.3
AA rating	4.7
A rating	10.7
BBB rating	21.2
BB rating	2.6
B rating	3.1
CCC rating	0.6
CC rating	0.3
C rating	0.0 (a)
D rating	0.2
Not rated	1.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of

4	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Fund at a Glance   (continued)
fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	407.6	(307.6)	100.0
Total Notional Market Value of Derivative Contracts	407.6	(307.6)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
Effective December 6, 2018, Voya Investment Management Co. LLC (Voya) began to manage a portion of the Fund’s assets. The Fund is currently managed by four independent money management firms, and each invests a portion of the portfolio’s assets. As of August 31, 2019, TCW Investment Management Company LLC (TCW), Loomis, Sayles & Company, L.P. (Loomis Sayles), PGIM, Inc. (PGIM) and Voya managed approximately 26.8%, 20.9%, 27.0% and 25.4% of the portfolio, respectively.
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned 9.06%. While the Fund posted solid absolute gains, it underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 10.17% over the same period. The Fund’s performance can be attributed primarily to sector allocation, security selection and duration and yield curve positioning decisions as well as to fees and expenses that unmanaged indices do not incur.
Fixed-income markets gained amid heightened volatility
Global fixed-income markets experienced a volatile 12-month period ended August 31, 2019, dealing with a combination of slowing economic growth, persistently low inflation and the U.S. Federal Reserve’s (Fed’s) increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated the Fed would continue to slowly raise interest rates for at least another 12 months. Increased concerns about trade policy, the yield curve, Brexit (the U.K.’s departure from the European Union), global economic growth and global monetary policy caused spreads, or yield differentials of non-U.S. Treasury securities to duration-equivalent U.S. Treasuries, to widen during the fourth quarter of 2018. However, performance bounced back in the first quarter of 2019 amid reduced fears of a global recession and a more dovish Fed. The change in the outlook for Fed policy fueled a strong, broad-based rally in bonds during the second quarter of 2019. Then, in July 2019, the Fed cut interest rates for the first time since 2008, citing global economic growth concerns and the U.S.-China trade tensions as its reasons. At the end of the period, the market was pricing in more than four interest rate cuts in the U.S. during the next 12 months, should inflation remain low and manufacturing indices around the world continue to weaken.
Further supporting the fixed-income markets were U.S. trade disputes, especially those with China, which dominated headlines for much of the period, putting pressure on risk assets. In August 2019, the ongoing trade dispute between the U.S. and China escalated further, as the U.S. President implemented a timetable for tariffs on the remaining imports not previously targeted. China responded with increased tariffs of their own, which resulted in the U.S. President increasing tariffs even further. The net result was that spreads widened for risk assets and yields plummeted. The yield on the 10-year U.S. Treasury fell below 2% in mid-June 2019 for the first time since late 2016 and ended the period at 1.50%. The yield on the 30-year U.S. Treasury also broke a record, falling to a low of 1.96% at the end of August 2019. All told, the yield on the 10-year U.S. Treasury fell 136 basis points (a basis point is 1/100th of a percentage point) during the period, and the yield on the 30-year U.S. Treasury fell approximately 105 basis points. While rates fell across the spectrum of maturities, the U.S. Treasury yield curve flattened during the period. Notably, the period ended with yield curve inversion in the two-year to 10-year portion of the curve, meaning yields on shorter term maturities were higher than those on longer term maturities.
For the period overall, municipal bonds led among fixed-income sectors. Despite rising trade tensions, weakening global manufacturing indices, slowing business investment and generally sluggish global economic growth, corporate credit held up relatively well. Investment-grade corporate bonds ended the period with performance better than that of U.S. Treasuries. Additionally, the likelihood of further global central bank easing and the attractiveness of corporate yields versus a number of negative and low yielding government bonds benefited the credit sector. While high-yield corporate bonds produced positive returns overall, the sector underperformed both investment-grade corporate bonds and U.S. Treasuries for the period. Securitized assets posted positive returns, with asset-backed securities and commercial mortgage-backed securities (CMBS) outperforming duration-matched U.S. Treasuries. Agency mortgage-backed securities also posted strong returns but trailed duration-matched U.S. Treasuries for the period.
Sector allocations, security selection and duration positioning drove Fund returns
TCW: Our portion of the Fund outperformed the benchmark during the period. Having an underweight to corporate bonds contributed positively, as yield premiums increased, particularly in lower quality bonds and in those industries with more market risk, such as energy and basic industry, while issue selection favoring communications and real estate investment trusts was also beneficial. Within our portion of the Fund’s allocation to securitized assets, non-agency mortgage-backed securities benefited from favorable demand, contributing positively to relative results. CMBS holdings also added value, as
6	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
they outpaced the benchmark on a duration-adjusted basis. A modest position in Japanese government bonds, with the yen exposure fully hedged out using a dollar-yen cross currency swap, also boosted relative results. Finally, having a longer duration profile than the benchmark for most of the period benefited returns amid the lower rate environment.
Partially offsetting these positive contributors was our portion of the Fund’s relative underweight to municipal bonds and non-U.S. sovereign bonds, which detracted as yield spreads, or differentials to U.S. Treasuries, compressed in these sectors. Within the allocation to securitized assets, exposure to agency mortgage-backed securities proved to be a drag on Fund performance as well.
Our portion of the Fund’s yield curve positioning had a rather neutral effect on relative results during the period.
Loomis Sayles: Our portion of the Fund outperformed the benchmark, driven primarily by effective security selection, though sector allocation decisions also lifted relative results. Our combined duration and yield curve positioning detracted.
More specifically, security selection in investment-grade industrial, utilities and financials corporate bonds added value. Bond choices within the electric, consumer non-cyclical, banking and technology industries performed especially well during the period. Having an overweight allocation to investment-grade financial and industrial corporate bonds, specifically within the banking, insurance, consumer cyclical and communications market segment, also contributed positively. Having an out-of-benchmark allocation to agency collateralized mortgage obligations (CMOs) proved beneficial as well. An underweight allocation to U.S. Treasuries also aided performance, a position taken as we continued to favor risk assets during the period.
Partially offsetting these positive contributors was security selection among agency CMBS and asset-backed securities, which detracted from performance. Within the asset-backed securities sector, choices among car loan issuers held back performance most. Also, having an overweight allocation to the electric industry within the utilities segment of the investment-grade corporate bond sector hurt, more than offsetting effective security selection within the market segment. Having an underweight allocation to non-U.S. sovereign bonds also weighed on our portion of the Fund’s relative returns.
While our portion of the Fund’s overall duration was near neutral to that of the benchmark throughout the period, we favored mid- to longer duration securities and were underweight securities from the front, or short-term, end of the yield curve. Our portion of the Fund’s duration stance proved modestly positive, but our yield curve positioning detracted from relative results, as interest rates fell and the yield curve flattened and then inverted.
PGIM: Our portion of the Fund outperformed the benchmark, with sector allocation and duration and yield curve positioning contributing positively to relative results, more than offsetting security selection, which detracted.
More specifically, overweighted allocations to CMBS, collateralized loan obligations (CLOs) and high-yield corporate bonds contributed positively to relative results. Issue selection within the CMBS sector also added value, especially our emphasis on high-quality securities with solid structural support and select single-borrower names. Among CLOs, we favored senior tranches. Both CMBS and CLOs enabled our portion of the Fund to capture attractive yield in high-quality assets while diversifying from corporate sector-specific risks. Positioning in non-U.S. sovereign bonds, agency securities, mortgage-backed securities, asset-backed securities and investment-grade corporate bonds were incremental positive contributors as well.
Our portion of the Fund had a longer duration than that of the benchmark, which helped as yields fell during the period. Further, our portion of the Fund maintained a yield curve flattening bias, which boosted results, as the differential in yields between two-year and 10-year maturities narrowed and then inverted slightly. Our portion of the Fund focused on the five-year to 10-year segment of the yield curve.
Security selection among U.S. Treasuries, interest rate swaps and emerging markets debt detracted most. Among U.S. Treasuries, futures positions versus cash bonds accounted for the negative impact, while in interest rate swaps, swap wideners (a position anticipating a tightening of swap yields versus U.S. Treasuries) hurt relative performance. Within the emerging markets debt sector, Argentina was the primary detractor. President Mauricio Macri of Argentina was unexpectedly trounced in the nation’s primary elections. As a result, both equity and bond prices in Argentina plunged, reflecting investor fears of a takeover by populists who many believed would impose generous but fiscally irresponsible social spending programs.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	7

Manager Discussion of Fund Performance  (continued)
Voya: During the period from December 6, 2018, when we assumed management of a portion of the Fund, through August 31, 2019 (the “reporting period”), our portion of the Fund modestly outperformed the benchmark due primarily to effective sector allocation. While our portion of the Fund’s allocation to high-yield corporate bonds was rather modest, it was the most significant positive contributor to relative results during the reporting period. Investment-grade corporate bonds was also a strong positive contributor. Having an underweight to U.S. Treasury securities in favor of higher yielding sectors contributed positively as well. Effective security selection among asset-backed securities also added value.
The main detractor from our portion of the Fund’s relative results was interest rates, caused by the December 2018 implementation period (when we began managing a portion of the Fund’s assets.) Although we kept our portion of the Fund’s duration relatively neutral to that of the benchmark during the reporting period, duration detracted due primarily to rate volatility during our onboarding process. Voya’s policy for investing new accounts is to hedge duration immediately to target, as our investment style de-emphasizes value-add from duration. December 2018 and especially the day of our funding was extremely volatile. Both duration and yield curve positioning outside of December 2018 had a rather neutral affect on performance.
Also, our portion of the Fund was positioned to capitalize on the relative strength of the U.S. consumer by strategically overweighting securitized credit, which added value overall. However, overweight exposure to asset-backed securities and agency mortgage-backed securities detracted, as each of these sectors underperformed the benchmark during the reporting period.
Shifting market conditions drove portfolio changes
The Fund’s portfolio turnover rate for the 12-month period was 219%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
TCW: As rates marched higher in 2018, we extended our portion of the Fund’s duration in a disciplined fashion, dollar cost averaging the position to approximately 0.2 years longer than that of the benchmark at the end of December 2018 on the better yield compensation. Similarly, we adjusted the duration position as rates fell during the remainder of the period, moving first to a neutral position and then closing August 2019 at one-tenth of a year shorter than the benchmark, given the low level of interest rates.
In terms of sector allocation, our portion of the Fund’s overall positioning remained defensive, with corporate credit emphasizing regulated financials and industries like communications, consumer non-cyclicals and real estate investment trusts. Of note, as risk premiums increased in the fourth quarter of 2018, our portion of the Fund took advantage of the market volatility by incrementally adding to its credit allocation. Consistent with our value discipline, we subsequently trimmed the exposure as spreads tightened in early 2019. An emphasis on the senior area of the securitized markets remained intact, though we actively sought attractive opportunities to add risk exposure. We trimmed and then exited our portion of the Fund’s position in Japanese government bonds when we felt the relative value proposition no longer existed.
At the end of the period, our portion of the Fund remained committed to a disciplined, value-based approach. Overall, our portion of the Fund remained conservative at the end of the period, emphasizing higher quality and non-cyclical parts of the corporate market and senior areas of securitized markets. In the corporate bond sector, small yield premiums and historically high leverage influenced our preference for defensive and regulated sectors, such as U.S. financials with limited re-leveraging risk and reasonable yield premiums and high-quality, less risk-sensitive industrials. Although positioning reflected some caution, we continued to look for attractive relative value opportunities across a wide variety of sectors as we actively manage our portion of the Fund. Securitized products, which can provide protection from excesses in credit markets and offer, in our view, opportunities for attractive risk-adjusted returns, represented a relative overweight within our portion of the Fund at the end of the period. Exposure to CMBS favored agency issues. An overweight to asset-backed securities was focused on high-quality non-traditional collateral, such as government guaranteed student loan receivables. Finally, non-agency mortgage-backed securities holdings emphasized securities with what we believed to be better relative quality and near-term cash flows. Exposure to agency mortgage-backed securities was slightly overweight the benchmark at the end of the period.
8	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Loomis Sayles: As valuations shifted during the period, our portion of the Fund’s risk posture was slightly reduced, with a decrease in corporate bond risk more than offsetting an increase in agency mortgage-backed securities risk. We also reduced our portion of the Fund’s exposure to asset-backed securities but maintained a rather neutral weighting relative to the benchmark. Among securitized agency securities, we reduced exposure to mortgage-backed securities pass throughs and increased our portion of the Fund’s allocation to CMOs. We have and continue to monitor exposures, position sizes and risk tolerance within our portion of the Fund’s portfolio, closely watching market events and trading levels for potential opportunities. We maintained an overall duration that was neutral to that of the benchmark throughout but tilted partial durations toward mid to longer duration securities, as we anticipated a yield curve flattening, which did indeed materialize.
At the end of the period, our portion of the Fund was overweight relative to the benchmark in investment-grade corporate bonds, particularly the banking, insurance, consumer cyclical, capital goods, transportation and electric industries, as well as CMOs and asset-backed securities, the latter via auto loans. Our portion of the Fund was underweight on a relative basis to U.S. Treasuries, mortgage-backed security passthroughs and government-related securities, such as supranationals and sovereign bonds. We were targeting a neutral duration position at the end of the period.
PGIM: Cognizant of the late stage of the economic and credit cycle and, particularly of the Fed’s bias shift beginning in December 2018 to cutting interest rates, we decreased our portion of the Fund’s overall portfolio risk during the period, both via reducing credit exposure and within our duration and yield curve strategy. For example, within the corporate credit sector, we reduced exposure to longer duration industrial bonds, where leverage and downgrades have been more prominent, in favor of less economically sensitive financials and utilities bonds. Similarly, high-yield corporate bond exposure was reduced. We tactically adjusted duration throughout the period based on short-term market fluctuations, but modestly reduced our portion of the Fund’s longer duration stance than the benchmark from the start to the end of the period. We decreased exposure to U.S. Treasuries and increased our portion of the Fund’s position in cash.
At the end of the period, our portion of the Fund was underweight U.S. Treasuries, mortgage-backed securities and, to a lesser extent, interest rate swaps and was overweight structured products, high-yield corporate bonds, emerging markets debt, municipal bonds and investment-grade corporate bonds relative to the benchmark. Our portion of the Fund was rather neutrally weighted relative to the benchmark in the remaining components of the benchmark. As of August 31, 2019, our portion of the Fund had a duration approximately one-quarter year longer than that of the benchmark.
Voya: In May and June 2019, we added to our portion of the Fund’s exposure to agency mortgage-backed securities based on valuations. The decline in U.S. Treasury yields weighed on the sector due to concerns over rising pre-payment risk. We believed this was an attractive entry point to increase our allocation to the high-quality sector. Also, in line with our view to be strategically overweight securitized credit, we increased allocations to non-agency mortgage-backed securities, attracted by valuations as well as by fundamentals that supported investment in mortgage credit. We also purchased a variety of 2019 vintage AAA-rated CMBS in June 2019. We were attracted by the fundamentals and our belief that the sector is less susceptible to volatility related to the trade tensions between the U.S. and China. In addition, the sector was supported by the decline in financing rates on the heels of the decline in U.S. Treasury yields. We reduced our portion of the Fund’s allocation to high-yield corporate bonds. Having started the reporting period with an overweight allocation to high-yield corporate bonds, the meaningful rally witnessed during the first quarter of 2019 compelled us to take profits, thereby reducing exposure. Also, in February 2019, we reduced our portion of the Fund’s allocation to CLOs based on headwinds related to receding demand for floating rate paper, as market expectations grew that the Fed would soon reverse course and begin to cut interest rates.
At the end of the period, our portion of the Fund was overweight agency mortgage-backed securities, non-agency mortgage-backed securities, asset-backed securities, CMBS and investment-grade corporate bonds relative to the benchmark. Our portion of the Fund also had exposure to high-yield corporate bonds, which are not a component of the benchmark. Our portion of the Fund was underweight U.S. Treasuries and government-related issues relative to the benchmark and was rather neutrally weighted relative to the benchmark in emerging markets debt at the end of the reporting period. As of August 31, 2019, our portion of the Fund had a neutral duration compared to that of the benchmark.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	9

Manager Discussion of Fund Performance  (continued)
Derivative positions in the Fund
Columbia Management Investment Advisers, LLC (CMIA) manages a liquidity sleeve, which may be used to manage portfolio level risks. During the reporting period, this sleeve was used to reduce the overall level of credit risk and duration risk in the Fund. Specifically, CMIA implemented a credit hedge using credit default swaps to reduce the exposure to high-yield corporate bonds held in the Fund’s sleeves managed by the Fund’s independent money management firms. While the hedge did reduce credit risk within the Fund, credit spreads continued to tighten and resulted in a negative impact to the Fund, which offset the positive contribution from the underlying bonds held in the Fund’s other sleeves. In addition, the Fund used interest rate swaps and treasury futures to reduce outright exposure to interest rates. This hedge was put in place during a period of rising interest rates in 2018 to protect against the capital erosion that may occur when interest rates rise causing bond prices to fall. While the Fund initially benefitted from rising rates in the third quarter of 2018, as interest rates shifted from rising to falling in the fourth quarter of 2018, the hedge detracted. In 2019, the hedge was reduced and ultimately fully unwound in light of the weakening economy that resulted in a shift in monetary policy by the Fed. Both hedges were fully closed during the second quarter of 2019. The overall impact of the hedges held in the liquidity sleeve contributed to the Fund’s underperformance relative to its benchmark during the period.
TCW: Our portion of the Fund held U.S. Treasury futures as a method of managing duration. The use of these futures was effectively used to manage duration and contributed positively to performance during the period. Our portion of the Fund also used currency swaps, maintaining a position in Japanese government bonds, with the yen exposure fully hedged out using a U.S. dollar-yen cross currency swap given what we saw as an attractive yield premium. The currency swap position added value during the period. We exited the swap position when the value proposition became, in our view, less attractive.
Loomis Sayles: Our portion of the Fund used U.S. Treasury futures to help manage duration relative to the benchmark. The use of these futures detracted slightly from our portion of the Fund’s results during the period.
PGIM: Our portion of the Fund utilized U.S. Treasury futures, interest rate swaps and overnight indexed swaps to hedge interest rate risk, duration and yield curve positioning and for relative value trading. Overall, positioning in U.S. Treasury futures, interest rate swaps and overnight indexed swaps detracted from our portion of the Fund’s performance during the period.
Voya: Our portion of the Fund used interest rate futures and credit default swaps on a variety of indices, the former to hedge duration and the latter for hedging credit risk and yield enhancement. The use of interest rate futures had a modestly positive effect on relative results, while the use of credit default swaps detracted.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,076.70	1,021.26	3.96	3.85	0.76
Institutional Class	1,000.00	1,000.00	1,079.10	1,022.51	2.66	2.59	0.51
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	11

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Trust(a)
Series 2018-1 Class A
12/21/2020	3.700%	287,556	287,750
Allegro CLO VII Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 06/13/2031	3.403%	7,500,000	7,454,452
Americredit Automobile Receivables Trust
Series 2019-2 Class B
07/18/2024	2.540%	6,060,000	6,126,395
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class B
02/18/2022	2.300%	730,000	729,968
Series 2017-1 Class D
01/18/2023	3.130%	1,755,000	1,779,052
Subordinated, Series 2016-3 Class C
04/08/2022	2.240%	6,430,000	6,433,805
Subordinated, Series 2019-1 Class D
03/18/2025	3.620%	2,250,000	2,338,341
Anchorage Capital CLO 11 Ltd.(a),(b)
Series 2019-11A Class A
3-month USD LIBOR + 1.390% Floor 1.390% 07/22/2032	3.534%	11,000,000	10,999,989
Anchorage Capital CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.250% 10/13/2030	3.553%	5,250,000	5,242,939
Series 2015-6A Class AR
3-month USD LIBOR + 1.270% 07/15/2030	3.573%	11,500,000	11,487,085
Applebee’s Funding LLC/IHOP Funding LLC(a)
Series 2019-1A Class A2I
06/07/2049	4.194%	1,050,000	1,090,821
Series 2019-1A Class AII
06/07/2049	4.723%	500,000	520,065
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month USD LIBOR + 1.280% 07/15/2029	3.583%	2,250,000	2,250,097
Atlas Senior Loan Fund Ltd.(a),(b)
Series 2017-8A Class A
3-month USD LIBOR + 1.300% 01/16/2030	3.622%	5,250,000	5,245,947
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Atlas Senior Loan Fund V Ltd.(a),(b)
Series 2014-1A Class AR2
3-month USD LIBOR + 1.260% 07/16/2029	3.582%	13,750,000	13,754,909
Atrium XII(a),(b)
Series 2012A Class AR
3-month USD LIBOR + 0.830% 04/22/2027	3.108%	16,975,000	16,963,321
Atrium XIII(a),(b)
Series 2013A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 11/21/2030	3.439%	2,500,000	2,497,580
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2015-1A Class A
07/20/2021	2.500%	3,300,000	3,303,739
Series 2016-1A Class A
06/20/2022	2.990%	2,800,000	2,834,347
Series 2016-2A Class A
11/20/2022	2.720%	6,700,000	6,773,868
Series 2017-2A Class A
03/20/2024	2.970%	750,000	768,677
Series 2019-2A Class A
09/22/2025	3.350%	2,175,000	2,283,427
Barings CLO Ltd.(a),(b)
Series 2018-3A Class A1
3-month USD LIBOR + 0.950% 07/20/2029	3.228%	3,000,000	2,987,112
Betony CLO 2 Ltd.(a),(b)
Series 2018-1A Class A1
3-month USD LIBOR + 1.080% 04/30/2031	3.346%	3,000,000	2,972,181
BlueMountain CLO Ltd.(a),(b),(c)
Series 2016-2A Class A1R
3-month USD LIBOR + 1.310% Floor 1.310% 08/20/2032	3.100%	7,000,000	7,000,000
Burnham Park CLO Ltd.(a),(b)
Series 2016-1A Class A
3-month USD LIBOR + 1.430% 10/20/2029	3.708%	9,500,000	9,493,084
California Republic Auto Receivables Trust
Series 2017-1 Class A4
06/15/2022	2.280%	4,038,125	4,040,691
Capital Auto Receivables Asset Trust(a)
Series 2017-1 Class A3
08/20/2021	2.020%	617,885	617,360
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% 01/20/2031	3.418%	2,231,000	2,220,177
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A1AR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2030	3.403%	4,000,000	3,977,524
Series 2014-1A Class A1R2
3-month USD LIBOR + 0.970% Floor 0.970% 04/17/2031	3.273%	7,000,000	6,931,414
Series 2014-3RA Class A1A
3-month USD LIBOR + 1.050% 07/27/2031	3.306%	21,750,000	21,587,027
Carmax Auto Owner Trust
Series 2019-2 Class C
02/18/2025	3.160%	3,270,000	3,378,476
Catamaran CLO Ltd.(a),(b)
Series 2014-1A Class A1AR
3-month USD LIBOR + 1.260% 04/22/2030	3.538%	13,750,000	13,725,429
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
1-month USD LIBOR + 0.730% 04/25/2039	2.875%	928,609	927,501
CIFC Funding Ltd.(a),(b)
Series 2015-1A Class ARR
3-month USD LIBOR + 1.110% Floor 1.110% 01/22/2031	3.388%	7,000,000	6,957,685
Series 2015-3A Class AR
3-month USD LIBOR + 0.870% 04/19/2029	3.173%	6,000,000	5,955,366
Series 2017-5A Class A1
3-month USD LIBOR + 1.180% 11/16/2030	3.483%	3,000,000	2,991,987
Series 2018-1A Class A
3-month USD LIBOR + 1.000% 04/18/2031	3.300%	5,000,000	4,950,165
Series 2018-2A Class A1
3-month USD LIBOR + 1.040% 04/20/2031	3.318%	12,000,000	11,907,024
CIG Auto Receivables Trust(a)
Series 2017-1A
05/15/2023	2.710%	232,843	232,966
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% Floor 0.300% 06/25/2042	2.649%	673,995	616,069
CIT Mortgage Loan Trust(a),(b)
Series 2007-1 Class 1A
1-month USD LIBOR + 1.350% Floor 1.350% 10/25/2037	3.495%	7,095,869	7,170,709
Commonbond Student Loan Trust(a)
Series 2018-CGS Class B
02/25/2046	4.250%	750,000	786,370
CPS Auto Receivables Trust(a)
Series 2018-A Class C
12/15/2023	3.050%	625,000	627,921
Subordinated, Series 2017-C Class B
07/15/2021	2.300%	441,321	441,291
Credit Acceptance Auto Loan Trust(a)
Series 2017-1A Class A
10/15/2025	2.560%	259,241	259,245
Series 2018-2A Class A
05/17/2027	3.470%	515,000	523,763
DB Master Finance LLC(a)
Series 2017-1A Class A2II
11/20/2047	4.030%	1,228,125	1,281,106
Series 2019-1A Class A23
05/20/2049	4.352%	1,197,000	1,270,726
Series 2019-1A Class A2II
05/20/2049	4.021%	648,375	670,905
Diamond Resorts Owner Trust(a)
Series 2018-1 Class A
01/21/2031	3.700%	2,919,262	2,981,716
Domino’s Pizza Master Issuer LLC(a)
Series 2017-1A Class A2II
07/25/2047	3.082%	1,078,000	1,082,808
Series 2018-1A Class A2I
07/25/2048	4.116%	1,481,250	1,559,134
Drive Auto Receivables Trust
Series 2019-3 Class B
02/15/2024	2.650%	4,010,000	4,039,196
Subordinated, Series 2018-1 Class B
02/15/2022	2.880%	9,275	9,276
Driven Brands Funding LLC(a)
Series 2019-1A Class A2
04/20/2049	4.641%	1,791,000	1,917,980

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR2
3-month USD LIBOR + 1.230% Floor 1.230% 04/15/2029	3.533%	5,000,000	5,001,150
Dryden 49 Senior Loan Fund(a),(b)
Series 2017-49A Class A
3-month USD LIBOR + 1.210% 07/18/2030	3.510%	3,150,000	3,152,574
Dryden 75 CLO Ltd.(a),(b)
Series 2019-75A Class AR
3-month USD LIBOR + 1.200% Floor 1.200% 07/15/2030	3.534%	4,000,000	3,998,212
Dryden CLO Ltd.(a),(b)
Series 2018-71A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 01/15/2029	3.453%	5,500,000	5,500,451
DT Auto Owner Trust(a)
Series 2018-2A Class C
03/15/2024	3.670%	4,120,000	4,180,568
Series 2019-1A Class C
11/15/2024	3.610%	2,490,000	2,538,554
Series 2019-2A Class C
02/18/2025	3.180%	2,250,000	2,288,690
Subordinated, Series 2017-1 Class C
11/15/2022	2.700%	38,350	38,350
Earnest Student Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 1.400% Floor 1.400% 01/25/2041	3.545%	194,780	194,836
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	2.945%	4,650,000	4,615,280
Educational Funding of the South, Inc.(b)
Series 2011-1 Class A2
3-month USD LIBOR + 0.650% Floor 0.650% 04/25/2035	2.926%	1,960,933	1,947,481
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% Floor 1.350% 03/25/2036	3.495%	2,700,000	2,720,279
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Elevation CLO Ltd.(a),(b)
Series 2014-2A Class A1R
3-month USD LIBOR + 1.230% 10/15/2029	3.533%	13,000,000	13,000,559
Series 2017-7A Class A
3-month USD LIBOR + 1.220% 07/15/2030	3.523%	4,750,000	4,737,669
Ellington CLO II Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.700% Floor 1.700% 02/15/2029	3.858%	20,000,000	20,049,820
Enterprise Fleet Financing LLC(a)
Series 2016-2 Class A2
02/22/2022	1.740%	16,889	16,881
Exeter Automobile Receivables Trust(a)
Series 2017-3A Class A
12/15/2021	2.050%	211,105	210,947
Series 2018-1A Class B
04/15/2022	2.750%	1,962,168	1,964,139
Series 2018-2A Class B
05/16/2022	3.270%	5,400,000	5,416,170
Series 2019-2A Class B
05/15/2023	3.060%	695,000	703,391
First Investors Auto Owner Trust(a)
Series 2017-1A Class A2
03/15/2022	2.200%	1,217,659	1,216,994
Flagship Credit Auto Trust(a)
Subordinated, Series 2015-3 Class B
03/15/2022	3.680%	301,920	302,325
Subordinated, Series 2016-2
09/15/2022	3.840%	1,855,000	1,860,999
Subordinated, Series 2016-3 Class B
06/15/2021	2.430%	326,696	326,697
Subordinated, Series 2016-4 Class B
10/15/2021	2.410%	595,929	595,840
Subordinated, Series 2018-2 Class B
05/15/2023	3.560%	3,869,000	3,947,370
Subordinated, Series 2018-4 Class B
10/16/2023	3.880%	1,600,000	1,648,402
Ford Credit Auto Owner Trust(a)
Series 2015-2 Class A
01/15/2027	2.440%	2,655,000	2,662,226
Series 2017-2 Class A
03/15/2029	2.360%	7,075,000	7,165,998
Series 2018-1 Class A
07/15/2031	3.190%	7,110,000	7,498,243

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Credit Floorplan Master Owner Trust
Series 2018-4 Class A
11/15/2030	4.060%	7,600,000	8,542,080
Galaxy XV CLO Ltd.(a),(b)
Series 2013-15A Class AR
3-month USD LIBOR + 1.200% 10/15/2030	3.503%	2,225,000	2,214,227
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	1,885,542	1,905,222
GLS Auto Receivables Issuer Trust(a)
Series 2019-2A Class A
04/17/2023	3.060%	2,816,202	2,832,937
GLS Auto Receivables Trust(a)
Subordinated, Series 2018-3A Class B
08/15/2023	3.780%	3,705,000	3,774,658
Goal Capital Funding Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.450% Floor 0.450% 08/25/2042	2.582%	870,894	801,330
Greenwood Park CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.010% 04/15/2031	3.313%	15,000,000	14,856,300
Henderson Receivables LLC(a)
Series 2013-3A Class A
01/17/2073	4.080%	2,044,118	2,252,935
Series 2014-2A Class A
01/17/2073	3.610%	2,537,323	2,742,526
Hertz Vehicle Financing II LP(a)
Series 2015-3A Class A
09/25/2021	2.670%	1,390,000	1,396,019
Series 2016-2A Class A
03/25/2022	2.950%	6,270,000	6,327,543
Higher Education Funding I(a),(b)
Series 2014-1 Class A
3-month USD LIBOR + 1.050% Floor 1.050% 05/25/2034	3.182%	3,818,318	3,829,674
ICG US CLO Ltd.(a),(b)
Series 2017-2A Class A1
3-month USD LIBOR + 1.280% 10/23/2029	3.539%	1,000,000	1,000,385
JG Wentworth XLIII LLC(a)
Series 2019-1A Class A
08/17/2071	3.820%	1,280,037	1,397,569
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KKR CLO Ltd.(a),(b)
Series 2018 Class A
3-month USD LIBOR + 1.270% 07/18/2030	3.570%	9,000,000	8,991,252
KVK CLO Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.930% 05/20/2029	3.066%	17,000,000	16,934,788
LCM XIII LP(a),(b)
Series 2013A Class ARR
3-month USD LIBOR + 1.140% 07/19/2027	3.325%	5,500,000	5,500,407
LCM XXIV Ltd.(a),(b)
Series 2024A Class A
3-month USD LIBOR + 1.310% Floor 1.310% 03/20/2030	3.588%	4,750,000	4,757,685
LCM XXV Ltd.(a),(b)
Series 2025A Class A
3-month USD LIBOR + 1.210% 07/20/2030	3.488%	1,643,000	1,640,213
Lendmark Funding Trust(a)
Series 2018-1A Class A
12/21/2026	3.810%	7,200,000	7,309,592
Series 2019-1A Class A
12/20/2027	3.000%	4,000,000	4,031,810
Madison Park Funding XIX Ltd.(a),(b)
Series 2015-19A Class B1R
3-month USD LIBOR + 2.300% Floor 2.300% 01/22/2028	4.578%	3,000,000	2,999,898
Magnetite VII Ltd.(a),(b)
Series 2012-7A Class A1R2
3-month USD LIBOR + 0.800% 01/15/2028	3.103%	710,000	705,029
Magnetite XVII Ltd.(a),(b)
Series 2016-17A Class AR
3-month USD LIBOR + 1.100% 07/20/2031	3.378%	1,050,000	1,046,827
Mariner CLO 5 Ltd.(a),(b)
Series 2018-5A Class A
3-month USD LIBOR + 1.110% Floor 1.110% 04/25/2031	3.386%	5,500,000	5,462,589
Mariner Finance Issuance Trust(a)
Series 2017-BA Class A
12/20/2029	2.920%	6,145,000	6,158,035
Series 2019-AA Class A
07/20/2032	2.960%	1,300,000	1,311,337

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2019-3A Class B
09/17/2029	3.070%	2,050,000	2,073,220
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	1,000,000	1,039,917
Subordinated, Series 2017-3A Class C
12/15/2024	4.010%	5,000,000	5,051,143
Massachusetts Educational Financing Authority
Series 2018-A Class A
05/25/2033	3.850%	4,633,202	4,922,669
Merlin Aviation Holdings DAC(a)
Series 2016-1 Class A
12/15/2032	4.500%	853,972	874,723
Midocean Credit CLO VIII(a),(b)
Series 2018-8A Class A1
3-month USD LIBOR + 1.150% 02/20/2031	3.286%	8,000,000	7,981,560
Series 2018-8A Class B
3-month USD LIBOR + 1.650% 02/20/2031	3.786%	6,600,000	6,499,654
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class A
10/15/2040	5.787%	1,029,949	1,144,830
Mid-State Trust VII
Series 7 Class A (AMBAC)
12/15/2036	6.340%	1,138,332	1,207,904
Mill City Solar Loan Ltd.(a)
Series 2019-1A Class A
03/20/2043	4.340%	1,986,942	2,057,648
Series 2019-2GS Class A
07/20/2043	3.690%	2,124,239	2,169,393
Mosaic Solar Loan Trust(a)
Series 2019-1A Class A
12/21/2043	4.370%	2,388,837	2,478,673
Subordinated, Series 2018-2GS Class B
02/22/2044	4.740%	2,500,000	2,557,665
Mosaic Solar Loans LLC(a)
Series 2017-2A Class A
06/22/2043	3.820%	1,192,110	1,227,384
Mountain View CLO LLC(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.210% 01/16/2031	3.532%	6,500,000	6,442,715
Navient Student Loan Trust(b)
Series 2014-2 Class A
1-month USD LIBOR + 0.640% Floor 0.640% 03/25/2083	2.785%	5,486,451	5,429,495
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	2.765%	5,694,095	5,600,537
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	2.765%	2,549,724	2,485,561
Navient Student Loan Trust(a),(b)
Series 2017-1A Class A3
1-month USD LIBOR + 1.150% 07/26/2066	3.295%	3,530,000	3,582,652
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	3.195%	13,281,000	13,347,244
Nelnet Student Loan Trust(a),(b)
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	3.095%	4,210,000	4,163,645
Series 2019-4A Class A
1-month USD LIBOR + 0.870% Floor 0.870% 09/26/2067	3.039%	5,500,000	5,502,473
Neuberger Berman CLO XVII Ltd.(a),(b)
Series 2014-17A Class CR
3-month USD LIBOR + 2.650% 04/22/2029	4.928%	2,000,000	1,991,616
Neuberger Berman CLO XVI-S Ltd.(a),(b)
Series 2017-16SA Class A
3-month USD LIBOR + 0.850% 01/15/2028	3.153%	7,000,000	6,986,714
Neuberger Berman Loan Advisers CLO 33 Ltd.(a),(b),(c),(d),(e)
Series 2019-33A Class C
3-month USD LIBOR + 2.450% 10/16/2032	0.000%	2,000,000	2,000,000
NextGear Floorplan Master Owner Trust(a)
Series 2016-2A Class A2
09/15/2021	2.190%	1,845,000	1,844,655
Series 2017-1A Class A2
04/18/2022	2.540%	2,990,000	2,993,687
Series 2017-2A Class A2
10/17/2022	2.560%	595,000	596,566
Series 2018-1A Class A2
02/15/2023	3.220%	2,230,000	2,256,038
OCP CLO Ltd.(a),(b)
Series 2017-13A Class A1A
3-month USD LIBOR + 1.260% 07/15/2030	3.563%	4,500,000	4,492,566

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 25 Ltd.(a),(b)
Series 2015-1A Class AR
3-month USD LIBOR + 0.800% Floor 0.800% 10/20/2026	3.078%	5,000,000	4,995,635
Octagon Investment Partners 30 Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.320% 03/17/2030	3.598%	5,550,000	5,563,953
OneMain Direct Auto Receivables Trust(a)
Series 2017-1A Class B
06/15/2021	2.880%	1,577,908	1,577,220
Series 2019-1A Class A
09/14/2027	3.630%	6,900,000	7,267,161
Subordinated, Series 2017-2A Class D
10/15/2024	3.420%	1,200,000	1,208,949
Subordinated, Series 2018-1A Class B
04/14/2025	3.710%	11,400,000	11,720,595
Subordinated, Series 2019-1A Class B
11/14/2028	3.950%	1,500,000	1,588,929
OneMain Financial Issuance Trust(a)
Series 2018-1A Class A
03/14/2029	3.300%	13,075,000	13,349,836
Subordinated, Series 2017-1A Class B
09/14/2032	2.790%	1,000,000	1,009,286
Subordinated, Series 2017-1A Class C
09/14/2032	3.350%	800,000	824,576
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A
3-month USD LIBOR + 1.250% 10/22/2030	3.528%	14,000,000	13,945,372
Palmer Square CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month USD LIBOR + 1.130% Floor 1.130% 01/17/2031	3.433%	8,000,000	7,949,600
Series 2015-2A Class A1AR
3-month USD LIBOR + 1.270% 07/20/2030	3.548%	11,750,000	11,744,959
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.220% 11/14/2029	3.395%	6,000,000	5,993,436
Planet Fitness Master Issuer LLC(a)
Series 2018-1A Class A2II
09/05/2048	4.666%	3,999,775	4,217,704
Primose Funding LLC(a)
Series 2019-1A Class A2
07/30/2049	4.475%	1,500,000	1,512,945
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santander Drive Auto Receivables Trust
Series 2019-3 Class C
10/15/2025	2.490%	850,000	854,186
Subordinated, Series 2018-2 Class D
02/15/2024	3.880%	2,060,000	2,117,064
Subordinated, Series 2018-5 Class C
12/16/2024	3.810%	4,660,000	4,757,436
Subordinated, Series 2019-2 Class C
10/15/2024	2.900%	3,320,000	3,384,674
Subordinated, Series 2019-2 Class D
07/15/2025	3.220%	1,750,000	1,792,576
Subordinated, Series 2019-3 Class D
10/15/2025	2.680%	2,200,000	2,213,197
Santander Retail Auto Lease Trust(a)
Series 2019-A Class B
05/22/2023	3.010%	1,500,000	1,530,273
SCF Equipment Leasing LLC(a)
Series 2018-1A Class A2
10/20/2024	3.630%	4,684,208	4,698,413
Scholar Funding Trust(a),(b)
Series 2011-A Class A
3-month USD LIBOR + 0.900% Floor 0.900% 10/28/2043	3.156%	597,941	598,343
Shackleton VII CLO Ltd.(a),(b)
Series 2015-7RA Class A1
3-month USD LIBOR + 1.170% 07/15/2031	3.473%	10,250,000	10,199,201
Shackleton VR CLO Ltd.(a),(b)
Series 2014-5RA Class A
3-month USD LIBOR + 1.100% 05/07/2031	3.309%	11,000,000	10,920,426
Sierra Receivables Funding Co., LLC(a)
Series 2017-1A Class A
03/20/2034	2.910%	536,467	544,823
S-Jets Ltd.(a)
Series 2017-1 Class A
08/15/2042	3.970%	2,023,667	2,076,945
SLM Student Loan Trust(a),(b)
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% Floor 0.550% 10/25/2064	2.826%	5,120,000	5,035,900
SLM Student Loan Trust(b)
Series 2008-2 Class A3
3-month USD LIBOR + 0.750% 04/25/2023	3.026%	3,991,857	3,950,745

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	3.476%	1,165,000	1,111,867
Series 2008-3 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 04/26/2083	3.476%	1,165,000	1,096,834
Series 2008-4 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 04/25/2073	4.126%	1,165,000	1,173,869
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	4.126%	4,060,000	4,082,618
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	3.376%	5,872,758	5,849,616
Series 2008-6 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	4.126%	1,165,000	1,162,461
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	4.126%	1,165,000	1,161,738
Series 2008-8 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2075	4.526%	1,165,000	1,170,848
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	4.526%	1,165,000	1,191,219
Series 2011-1 Class A2
1-month USD LIBOR + 1.150% Floor 1.150% 10/25/2034	3.295%	3,285,000	3,321,801
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	2.845%	6,532,609	6,385,609
Series 2012-7 Class A3
1-month USD LIBOR + 0.650% Floor 0.650% 05/26/2026	2.795%	3,211,240	3,153,772
SoFi Consumer Loan Program LLC(a)
Series 2017-3 Class B
05/25/2026	3.850%	2,800,000	2,877,055
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Consumer Loan Program Trust(a)
Series 2018-2 Class A2
04/26/2027	3.350%	9,785,000	9,876,472
Subordinated, Series 2019-1 Class D
02/25/2028	4.420%	4,000,000	4,137,704
Subordinated, Series 2019-2 Class D
04/25/2028	4.200%	3,000,000	3,111,949
SoFi Professional Loan Program LLC(a)
Series 2016-B Class A2B
10/25/2032	2.740%	1,544,750	1,562,298
Series 2016-C Class A2B
12/27/2032	2.360%	1,049,913	1,054,762
Series 2017-A Class A2B
03/26/2040	2.400%	805,000	809,834
Series 2017-D Class A2FX
09/25/2040	2.650%	1,500,000	1,524,325
Series 2017-E Class A2B
11/26/2040	2.720%	205,000	208,419
Series 2018-A Class A2B
02/25/2042	2.950%	335,000	343,766
Series 2019-A Class BFX
06/15/2048	4.110%	2,500,000	2,784,528
Series 2019-C Class BFX
11/16/2048	3.050%	1,500,000	1,523,778
Subordinated, Series 2018-B Class BFX
08/25/2047	3.830%	2,700,000	2,886,451
Subordinated, Series 2019-B Class BFX
08/17/2048	3.730%	2,500,000	2,664,248
SoFi Professional Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	3.095%	206,669	207,469
Sound Point CLO II Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.070% 01/26/2031	3.337%	6,000,000	5,938,038
Sound Point CLO XVI Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.280% 07/25/2030	3.556%	6,250,000	6,249,875
Springleaf Funding Trust(a)
Series 2016-AA Class A
11/15/2029	2.900%	4,170,633	4,174,660
Series 2017-AA Class A
07/15/2030	2.680%	4,500,000	4,505,597
Subordinated, Series 2017-AA Class B
07/15/2030	3.100%	600,000	604,276

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunrun Athena Issuer LLC(a)
Series 2018-1 Class A
04/30/2049	5.310%	1,945,670	2,162,783
Sunrun Callisto Issuer LLC(a),(d),(e)
Series 2019-1A Class A
06/30/2054	3.980%	1,907,277	1,980,570
Synchrony Credit Card Master Note Trust
Series 2017-2 Class A
10/15/2025	2.620%	5,400,000	5,527,006
Telos CLO Ltd.(a),(b)
Series 2013-4A Class AR
3-month USD LIBOR + 1.240% 01/17/2030	3.543%	13,000,000	12,932,985
Tesla Auto Lease Trust(a)
Series 2018-B Class C
10/20/2021	4.360%	1,800,000	1,841,314
THL Credit Wind River CLO Ltd.(b)
Series 2016-1A Class CR
3-month USD LIBOR + 2.100% 07/15/2028	4.403%	3,350,000	3,299,700
TIAA CLO I Ltd.(a),(b)
Series 2016-1A Class AR
3-month USD LIBOR + 1.200% 07/20/2031	3.478%	6,750,000	6,722,750
TICP CLO I Ltd.(a),(b)
Series 2015-1A Class BR
3-month USD LIBOR + 1.300% 07/20/2027	3.578%	10,000,000	9,960,170
TICP CLO IX Ltd.(a),(b)
Series 2017-9A Class A
3-month USD LIBOR + 1.140% 01/20/2031	3.418%	10,000,000	9,931,770
Trinitas CLO VI Ltd.(a),(b)
Series 2017-6A Class A
3-month USD LIBOR + 1.320% 07/25/2029	3.596%	6,000,000	6,000,528
Trinitas CLO VII Ltd.(a),(b)
Series 2017-7A Class B
3-month USD LIBOR + 1.600% 01/25/2031	3.876%	9,000,000	8,858,547
Voya CLO Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% 10/15/2030	3.513%	7,500,000	7,496,602
Series 2016-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.007% 01/20/2031	3.348%	10,000,000	9,936,050
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
3-month USD LIBOR + 1.450% 10/15/2028	3.753%	7,000,000	7,006,755
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	2.446%	8,696,756	8,399,439
Wellfleet CLO Ltd.(a),(b)
Series 2018-1A Class SUB
3-month USD LIBOR + 1.100% Floor 1.100% 07/17/2031	3.403%	17,000,000	16,871,888
Wendy’s Funding LLC(a)
Series 2018-1A Class A2II
03/15/2048	3.884%	985,000	1,021,543
Series 2019-1A Class A2I
06/15/2049	3.783%	3,450,000	3,565,540
Westlake Automobile Receivables Trust(a)
Series 2019-1A Class B
10/17/2022	3.260%	4,525,000	4,580,970
Subordinated, Series 2019-2A Class B
07/15/2024	2.620%	6,300,000	6,337,155
World Financial Network Credit Card Master Trust
Series 2015-B Class A
06/17/2024	2.550%	5,030,000	5,052,593
York CLO-6 Ltd.(a),(b)
Series 2019-1A Class A1
3-month USD LIBOR + 1.350% 07/22/2032	3.516%	7,000,000	6,997,823
Zais CLO 7 Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.290% 04/15/2030	3.593%	4,000,000	3,969,600
Zais CLO 8 Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 0.950% 04/15/2029	3.253%	5,500,000	5,447,750
Zais CLO 9 Ltd.(a),(b)
Series 2018-2A Class A
3-month USD LIBOR + 1.200% 07/20/2031	3.478%	13,000,000	12,843,467
Total Asset-Backed Securities — Non-Agency (Cost $989,354,915)			996,281,879

Commercial Mortgage-Backed Securities - Agency 2.9%

Federal Home Loan Mortgage Corp.
01/01/2027	3.275%	2,930,391	3,153,891
08/01/2031	3.513%	2,754,273	3,013,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f),(g)
CMO Series K028 Class X1
02/25/2023	0.403%	120,198,813	989,982
CMO Series K055 Class X1
03/25/2026	1.499%	28,425,264	2,156,477
CMO Series K057 Class X1
07/25/2026	1.324%	2,505,648	169,409
CMO Series K059 Class X1
09/25/2026	0.435%	7,359,198	143,016
CMO Series K060 Class X1
10/25/2026	0.197%	26,649,323	172,648
CMO Series K152 Class X1
01/25/2031	1.102%	4,264,531	354,653
CMO Series K718 Class X1
01/25/2022	0.729%	21,700,121	269,828
Series K069 Class X1
09/25/2027	0.496%	39,464,106	1,100,042
Series K091 Class X1
03/25/2029	0.704%	39,987,614	1,938,963
Series K095 Class X1
06/25/2029	1.083%	53,325,000	4,249,229
Series K728 Class X1
08/25/2024	0.531%	289,142,859	5,143,765
Series K729 Class X1
10/25/2024	0.491%	182,238,573	2,922,141
Series K735 Class X1
05/25/2026	1.103%	13,598,969	779,419
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K056 Class A2
05/25/2026	2.525%	6,137,000	6,371,605
Series K074 Class A2
01/25/2028	3.600%	8,660,000	9,687,099
Series K155 Class A3
04/25/2033	3.750%	6,935,000	8,041,552
Series KJ18 Class A1
03/25/2022	2.455%	1,918,909	1,930,862
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f)
Series K157 Class A3
08/25/2033	3.990%	6,145,000	7,297,483
Series K158 Class A3
10/25/2033	3.900%	4,385,000	5,160,020
Federal National Mortgage Association
04/01/2027	3.320%	3,771,000	4,113,228
03/01/2028	3.690%	4,103,050	4,545,567
05/01/2028	2.780%	2,106,912	2,223,599
05/01/2028	3.010%	3,067,257	3,284,339
11/01/2028	2.810%	1,736,000	1,839,716
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/01/2029	4.140%	6,432,004	7,497,617
06/01/2029	3.210%	10,500,000	11,442,822
08/01/2029	3.245%	10,775,539	11,810,609
09/01/2029	3.180%	14,365,000	15,654,898
10/01/2029	3.200%	8,490,025	9,283,974
11/01/2029	3.100%	7,940,000	8,643,540
12/01/2029	3.090%	2,968,689	3,223,694
02/01/2030	3.370%	11,908,521	13,139,123
06/01/2030	3.710%	6,650,000	7,548,079
11/01/2030	3.820%	9,109,000	10,504,481
11/01/2031	2.770%	5,262,350	5,563,890
11/01/2031	3.400%	1,500,000	1,626,973
10/01/2032	3.180%	6,016,921	6,630,987
01/01/2037	3.610%	4,490,391	5,057,797
11/01/2037	3.210%	7,144,836	7,758,218
Federal National Mortgage Association(f)
Series 2013-M6 Class 1AC
02/25/2043	3.670%	5,225,000	5,685,899
Government National Mortgage Association(f),(g)
CMO Series 2011-38 Class IO
04/16/2053	0.099%	8,858,155	171,815
CMO Series 2013-162 Class IO
09/16/2046	0.717%	80,473,116	2,310,649
CMO Series 2014-134 Class IA
01/16/2055	0.584%	23,748,346	519,398
CMO Series 2015-101 Class IO
03/16/2052	0.824%	15,837,349	813,371
CMO Series 2015-114
03/15/2057	0.935%	4,307,307	247,088
CMO Series 2015-120 Class IO
03/16/2057	0.855%	18,567,424	1,018,874
CMO Series 2015-125 Class IB
01/16/2055	1.285%	59,258,759	3,262,894
CMO Series 2015-125 Class IO
07/16/2055	0.782%	46,183,347	2,029,001
CMO Series 2015-146 Class IC
07/16/2055	0.844%	38,090,308	1,693,548
CMO Series 2015-171 Class IO
11/16/2055	0.869%	12,907,546	709,594
CMO Series 2015-174 Class IO
11/16/2055	0.939%	51,966,333	2,659,003
CMO Series 2015-21 Class IO
07/16/2056	0.928%	12,404,166	660,464
CMO Series 2015-29 Class EI
09/16/2049	0.750%	34,093,376	1,568,912
CMO Series 2015-41 Class IO
09/16/2056	0.622%	5,335,793	235,899
CMO Series 2015-6 Class IO
02/16/2051	0.719%	14,608,532	674,150

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-70 Class IO
12/16/2049	1.030%	20,830,230	1,263,772
CMO Series 2016-39 Class IO
01/16/2056	0.828%	7,134,696	386,396
Series 2014-101 Class IO
04/16/2056	0.817%	45,799,528	2,193,765
Series 2016-152 Class IO
08/15/2058	0.915%	21,540,913	1,569,428
Series 2017-168 Class IO
12/16/2059	0.657%	34,161,500	2,001,867
Series 2018-110 Class IA
11/16/2059	0.737%	50,258,061	3,004,397
Series 2018-2 Class IO
12/16/2059	0.786%	17,234,265	1,178,931
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	2.730%	586,454	585,000
Government National Mortgage Association(f)
Series 2003-88 Class Z
03/16/2046	4.498%	692,198	730,153
Total Commercial Mortgage-Backed Securities - Agency (Cost $231,290,747)			243,613,003

Commercial Mortgage-Backed Securities - Non-Agency 6.9%

1211 Avenue of the Americas Trust(a)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	2,130,000	2,335,027
Banc of America Merrill Lynch Commercial Mortgage, Inc.(f),(g)
Series 2019-BN18 Class XA
05/15/2062	1.052%	60,558,556	4,472,522
BANK (f),(g)
Series 2017-BNK8 Class XA
11/15/2050	0.881%	32,503,058	1,674,496
BANK
Series 2019-BN17 Class A4
04/15/2052	3.714%	2,260,000	2,534,399
BANK (a)
Subordinated, Series 2017-BNK6 Class D
07/15/2060	3.100%	2,380,000	2,213,891
BBCMS Mortgage Trust(a)
Series 2013-TYSN Class A2
09/05/2032	3.756%	2,000,000	2,021,207
Subordinated, Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	14,024,452
Subordinated, Series 2016-ETC Class B
08/14/2036	3.189%	900,000	923,392
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, Series 2016-ETC Class C
08/14/2036	3.391%	770,000	790,047
BBCMS Mortgage Trust(a),(f)
Series 2016-ETC Class D
08/14/2036	3.729%	2,790,000	2,857,189
BBCMS Mortgage Trust(f),(g)
Series 2018-C2 Class XA
12/15/2051	0.938%	61,894,182	3,759,186
BB-UBS Trust(a)
Series 2012-TFT Class A
06/05/2030	2.892%	6,260,000	6,258,481
Benchmark Mortgage Trust
Series 2018-B2 Class A4
02/15/2051	3.615%	27,000,000	29,639,812
Series 2018-B8 Class A5
01/15/2052	4.232%	3,500,000	4,055,704
Series 2019-B11 Class A5
05/15/2052	3.542%	2,320,000	2,573,776
Benchmark Mortgage Trust(f),(g)
Series 2019-B10 Class XA
03/15/2062	1.395%	30,088,446	2,849,487
Benchmark Mortgage Trust(f)
Subordinated, Series 2018-B8 Class C
01/15/2052	5.037%	3,000,000	3,472,646
BXP Trust(a),(f)
Subordinated, Series 2017-GM Class D
06/13/2039	3.539%	2,500,000	2,627,440
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	2,380,000	2,710,680
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	17,000,000	17,312,926
Series 2017-CD6 Class A3
11/13/2050	3.104%	10,000,000	10,478,201
Series 2017-CD6 Class A4
11/13/2050	3.190%	20,000,000	21,427,758
CD Mortgage Trust(f)
Series 2019-CD8 Class XA
08/15/2057	1.554%	69,479,000	8,071,834
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	6,255,580
CFCRE Commercial Mortgage Trust(f),(g)
Series 2016-C4 Class XA
05/10/2058	1.878%	63,195,474	5,657,979
CGRBS Commercial Mortgage Trust(a)
Series 2013-VNO5 Class A
03/13/2035	3.369%	2,020,000	2,132,095

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Commercial Mortgage Trust
Series 2015-GC35 Class A3
11/10/2048	3.549%	10,000,000	10,710,056
Series 2016-GC37 Class A4
04/10/2049	3.314%	8,000,000	8,558,142
Citigroup Commercial Mortgage Trust(a)
Subordinated, Series 2016-C2 Class E
08/10/2049	4.594%	2,420,000	2,141,757
Citigroup Commercial Mortgage Trust(f)
Subordinated, Series 2016-P5 Class C
10/10/2049	4.464%	2,610,000	2,763,962
Citigroup Commercial Mortgage Trust(a),(f)
Subordinated, Series 2018-C6 Class D
11/10/2051	5.067%	1,240,000	1,363,289
CityLine Commercial Mortgage Trust(a),(f)
Subordinated, Series 2016-CLNE Class B
11/10/2031	2.871%	3,600,000	3,654,216
Subordinated, Series 2016-CLNE Class C
11/10/2031	2.871%	1,350,000	1,355,392
COMM Mortgage Trust(a)
Series 2013-CR7 Class AM
03/10/2046	3.314%	4,250,000	4,404,717
COMM Mortgage Trust
Series 2013-CR8 Class A4
06/10/2046	3.334%	1,681,997	1,747,596
Series 2018-COR3 Class A3
05/10/2051	4.228%	3,870,000	4,445,293
Commercial Mortgage Pass-Through Certificates(a)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,793,000	3,870,093
Commercial Mortgage Trust
Series 2013-CR13 Class A3
11/12/2046	3.928%	2,651,784	2,846,165
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,255,524
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	5,375,919
Series 2014-UBS6 Class A4
12/10/2047	3.378%	3,605,000	3,828,228
Series 2015-CR26 Class A4
10/10/2048	3.630%	1,600,000	1,733,939
Series 2015-DC1 Class A5
02/10/2048	3.350%	18,924,000	20,078,909
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	881,591
Series 2015-PC1 Class A5
07/10/2050	3.902%	2,755,000	3,009,901
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,500,000	8,811,099
Series 2016-DC2 Class A5
02/10/2049	3.765%	4,832,000	5,279,167
Commercial Mortgage Trust(f)
Series 2013-CR9 Class A4
07/10/2045	4.373%	2,427,625	2,618,074
Commercial Mortgage Trust(a),(f)
Series 2016-667M Class C
10/10/2036	3.285%	6,770,000	6,885,980
Commercial Mortgage Trust(a)
Series 2016-787S Class A
02/10/2036	3.545%	2,115,000	2,276,260
Core Industrial Trust(a),(f)
Subordinated, Series 2015-TEXW Class E
02/10/2034	3.977%	1,000,000	1,032,583
CoreVest American Finance Trust(a)
Series 2017-1 Class A
10/15/2049	2.968%	1,659,456	1,685,920
Credit Suisse Mortgage Capital Certificates(a),(b)
Series 2019-ICE4 Class F
1-month USD LIBOR + 2.650% Floor 2.650% 05/15/2036	4.845%	3,660,000	3,671,429
Credit Suisse Mortgage Capital Trust(a)
Series 2014-USA Class A2
09/15/2037	3.953%	13,780,000	14,920,812
CSAIL Commercial Mortgage Trust(f)
Series 2017-CX9 Class A5
09/15/2050	3.446%	3,270,000	3,535,973
Subordinated, Series 2017-C8 Class C
06/15/2050	4.465%	3,960,000	4,194,114
CSAIL Commercial Mortgage Trust
Series 2018-CX11 Class A5
04/15/2051	4.033%	5,940,000	6,722,109
Series 2019-C15 Class A4
03/15/2052	4.053%	2,324,000	2,647,437
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class E
1-month USD LIBOR + 1.700% Floor 1.700% 05/15/2035	3.895%	2,784,417	2,781,925
Series 2018-BIOD Class F
1-month USD LIBOR + 2.000% Floor 2.000% 05/15/2035	4.195%	10,952,039	10,942,039
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	2,800,000	2,970,178

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DBUBS Mortgage Trust(a),(f)
Subordinated, Series 2011-LC2A Class E
07/10/2044	5.714%	1,900,000	1,930,833
DBWF Mortgage Trust(a),(f)
Series 2016-85T Class D
12/10/2036	3.935%	2,000,000	2,097,950
Series 2016-85T Class E
12/10/2036	3.935%	2,000,000	2,015,306
GS Mortgage Securities Trust
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,500,000	4,666,792
Series 2017-GS7 Class A3
08/10/2050	3.167%	10,000,000	10,677,256
Series 2017-GS8 Class A3
11/10/2050	3.205%	20,000,000	21,354,058
GS Mortgage Securities Trust(a),(f)
Subordinated, Series 2019-GC40 Class DBD
07/10/2052	3.668%	4,090,000	4,153,904
Subordinated, Series 2019-GC40 Class DBE
07/10/2052	3.668%	3,132,000	3,106,314
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,160,000	2,318,195
Hudsons Bay Simon JV Trust(a)
Series 2015-HB10 Class A10
08/05/2034	4.155%	1,820,000	1,922,814
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,584,741
IMT Trust(a)
Series 2017-APTS Class AFX
06/15/2034	3.478%	5,410,000	5,716,532
Irvine Core Office Trust(a)
Series 2013-IRV Class A1
05/15/2048	2.068%	1,046,798	1,047,259
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14 Class A4
08/15/2046	4.133%	3,430,000	3,695,067
Series 2014-C26 Class A3
01/15/2048	3.231%	360,000	379,917
JPMBB Commercial Mortgage Securities Trust(a)
Subordinated, Series 2014-C26 Class E
01/15/2048	4.000%	2,480,000	2,129,519
JPMCC Commercial Mortgage Securities Trust
Series 2019-COR4 Class A5
03/10/2052	4.029%	3,870,000	4,417,925
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	8,500,000	8,896,820
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMDB Commercial Mortgage Securities Trust(f)
Subordinated, Series 2016-C4 Class C
12/15/2049	3.220%	1,436,000	1,441,893
JPMorgan Chase Commercial Mortgage Securities Trust(a),(f)
Series 2011-C5 Class E
08/15/2046	4.000%	1,611,000	1,576,949
Series 2016-NINE Class A
10/06/2038	2.854%	3,235,000	3,377,418
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2012-HSBC Class A
07/05/2032	3.093%	484,991	500,548
Series 2019-OSB Class A
06/05/2039	3.397%	2,110,000	2,310,822
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 Class A4
01/15/2046	3.991%	4,254,882	4,534,524
JPMorgan Chase Commercial Mortgage Securities Trust(f)
Subordinated, Series 2014-C20 Class B
07/15/2047	4.399%	2,000,000	2,142,780
Ladder Capital Commercial Mortgage(a)
Series 2017-LC26 Class A4
07/12/2050	3.551%	4,500,000	4,847,768
LSTAR Commercial Mortgage Trust(a)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	841,119
Madison Avenue Trust(a)
Series 2013-650M Class A
10/12/2032	3.843%	2,705,000	2,738,684
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	1,885,000	2,039,824
Series 2015-C21 Class A3
03/15/2048	3.077%	525,000	549,209
Series 2016-C29 Class ASB
05/15/2049	3.140%	1,000,000	1,039,488
Morgan Stanley Bank of America Merrill Lynch Trust(a),(f)
Subordinated, Series 2013-C13 Class E
11/15/2046	5.071%	1,000,000	938,994
Subordinated, Series 2014-C14 Class D
02/15/2047	5.100%	2,890,600	2,974,794
Morgan Stanley Bank of America Merrill Lynch Trust(a)
Subordinated, Series 2014-C18 Class D
10/15/2047	3.389%	5,670,000	5,308,062
Morgan Stanley Bank of America Merrill Lynch Trust(f)
Subordinated, Series 2017-C34 Class C
11/15/2052	4.325%	2,840,000	3,044,750
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,500,000	8,719,185

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-H6 Class A4
06/15/2052	3.417%	2,324,000	2,540,979
Morgan Stanley Capital I Trust(a),(f)
Subordinated, Series 2016-BNK2 Class E
11/15/2049	4.037%	1,870,000	1,557,134
Morgan Stanley Capital I Trust(f)
Subordinated, Series 2017-HR2 Class C
12/15/2050	4.367%	2,750,000	2,982,686
Prima Capital CRE Securitization(a)
Series 2019-RK1 Class BD
04/15/2038	3.500%	5,000,000	4,984,011
Subordinated, Series 2019-RK1 Class CD
04/15/2038	3.500%	3,900,000	3,830,468
RBS Commercial Funding, Inc., Trust(a),(f)
Series 2013-GSP Class A
01/15/2032	3.961%	2,420,000	2,566,664
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	5,388,996
SLIDE (a),(b)
Series 2018-FUN Class F
1-month USD LIBOR + 3.000% Floor 3.000% 06/15/2031	5.195%	2,438,479	2,450,669
Starwood Retail Property Trust(a),(b)
Series 2014-STAR Class A
1-month USD LIBOR + 1.220% Floor 1.220% 11/15/2027	3.666%	2,473,381	2,468,075
UBS Commercial Mortgage Trust
Series 2018-C10 Class A3
05/15/2051	4.048%	5,500,000	6,266,984
Series 2018-C8 Class A3
02/15/2051	3.720%	27,000,000	29,974,747
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4 Class A5
12/10/2045	2.850%	2,583,582	2,650,079
Series 2013-C5 Class A4
03/10/2046	3.185%	2,740,000	2,841,002
Series 2013-C6 Class A4
04/10/2046	3.244%	1,935,000	2,013,204
UBS-Barclays Commercial Mortgage Trust(a),(f)
Subordinated, Series 2013-C5 Class C
03/10/2046	4.211%	5,000,000	5,155,846
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	2,041,686
Series 2018-C44 Class A5
05/15/2051	4.212%	2,700,000	3,092,260
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-C45 Class A3
06/15/2051	3.920%	20,000,000	22,488,124
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated, Series 2018-BXI Class F
1-month USD LIBOR + 2.457% Floor 2.457% 12/15/2036	4.652%	5,371,811	5,398,685
WF-RBS Commercial Mortgage Trust
Series 2013-C18 Class A2
12/15/2046	3.027%	8,973	9,050
Series 2014-C24 Class A3
11/15/2047	3.428%	1,345,000	1,365,081
WF-RBS Commercial Mortgage Trust(a),(f)
Subordinated, Series 2014-LC14 Class D
03/15/2047	4.586%	4,350,000	4,277,444
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $551,536,828)			576,511,882

Common Stocks 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Prairie Provident Resources, Inc.(e),(h)	1,728	80
Total Energy		80
Total Common Stocks (Cost $7,496)		80

Corporate Bonds & Notes 31.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
Airbus Finance BV(a)
04/17/2023	2.700%	1,548,000	1,584,742
Boeing Co. (The)
03/01/2039	3.500%	350,000	374,919
02/01/2050	3.750%	5,905,000	6,562,652
Bombardier, Inc.(a)
12/01/2021	8.750%	130,000	141,215
12/01/2024	7.500%	2,850,000	2,840,871
03/15/2025	7.500%	3,275,000	3,195,342
04/15/2027	7.875%	2,575,000	2,492,059
Embraer Netherlands Finance BV
06/15/2025	5.050%	1,550,000	1,698,242
General Dynamics Corp.
05/11/2021	3.000%	9,065,000	9,237,761
L3Harris Technologies, Inc.(a)
06/15/2028	4.400%	4,990,000	5,656,070

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northrop Grumman Corp.
10/15/2047	4.030%	435,000	503,591
Spirit AeroSystems, Inc.
06/15/2028	4.600%	852,000	934,869
Textron, Inc.
03/01/2024	4.300%	690,000	741,905
03/01/2025	3.875%	300,000	318,362
TransDigm, Inc.
05/15/2025	6.500%	175,000	182,507
Total			36,465,107
Agencies 0.0%
Israel Government AID Bond(i)
03/15/2022	0.000%	2,025,000	1,923,902
11/15/2025	0.000%	1,600,000	1,412,760
Total			3,336,662
Airlines 0.3%
American Airlines Pass-Through Trust
01/15/2023	4.950%	516,473	543,801
Series 2015-2 Class B
09/22/2023	4.400%	2,432,995	2,487,117
Series 2016-1 Class B
01/15/2024	5.250%	318,417	340,385
Series 2016-2 Class AA
06/15/2028	3.200%	973,470	1,007,053
Series 2019-1 Class A
02/15/2032	3.500%	350,000	360,606
Series 2019-1 Class B
02/15/2028	3.850%	250,000	253,622
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	2,576,007	2,732,917
10/29/2024	4.000%	1,808,889	1,919,207
Delta Air Lines Pass-Through Trust
01/02/2023	6.718%	2,480,101	2,637,945
Delta Air Lines, Inc.
04/19/2023	3.800%	1,750,000	1,819,379
04/19/2028	4.375%	1,044,000	1,125,071
Southwest Airlines Co.
11/16/2027	3.450%	533,000	562,805
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	495,670	553,903
06/03/2025	4.625%	2,752,474	2,988,694
United Airlines, Inc. Pass-Through Trust
09/03/2022	4.625%	525,924	541,026
Series 2016-1 Class AA
07/07/2028	3.100%	6,404,383	6,518,189
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-1 Class B
01/07/2026	3.650%	166,462	169,824
Series 2016-2 Class B
04/07/2027	3.650%	291,962	293,509
Total			26,855,053
Apartment REIT 0.1%
ERP Operating LP
07/01/2029	3.000%	1,760,000	1,844,700
Essex Portfolio LP
05/01/2023	3.250%	514,000	529,334
01/15/2030	3.000%	1,235,000	1,267,204
Mid-America Apartments LP
03/15/2029	3.950%	1,520,000	1,678,261
UDR, Inc.
08/15/2031	3.000%	1,990,000	2,029,261
Total			7,348,760
Automotive 1.5%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	2,700,000	2,091,704
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	2,250,000	2,081,171
American Honda Finance Corp.
10/10/2023	3.625%	2,375,000	2,528,074
BMW Finance NV(a)
08/14/2029	2.850%	5,955,000	6,043,467
BMW US Capital LLC(a),(b)
3-month USD LIBOR + 0.410% 04/12/2021	2.750%	1,030,000	1,030,179
BMW US Capital LLC(a)
04/12/2021	3.100%	1,370,000	1,390,888
04/12/2023	3.450%	1,623,000	1,692,609
Cooper-Standard Automotive, Inc.(a)
11/15/2026	5.625%	2,225,000	1,919,603
Daimler Finance North America LLC(a)
03/02/2020	2.250%	1,500,000	1,498,748
05/04/2020	3.100%	2,135,000	2,147,118
02/12/2021	2.300%	1,126,000	1,126,070
05/04/2021	3.350%	3,555,000	3,613,334
08/15/2029	3.100%	4,145,000	4,217,666
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	3.058%	4,000,000	4,015,900
Dana Financing Luxembourg Sarl(a)
06/01/2026	6.500%	10,000	10,476
Dana Holding Corp.
12/15/2024	5.500%	790,000	806,480

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delphi Technologies PLC(a)
10/01/2025	5.000%	126,000	108,694
Ford Motor Co.
02/01/2029	6.375%	740,000	828,151
01/15/2043	4.750%	1,250,000	1,125,019
12/08/2046	5.291%	500,000	479,715
Ford Motor Credit Co. LLC
11/04/2019	2.597%	1,827,000	1,826,560
01/15/2020	8.125%	800,000	816,022
06/12/2020	2.425%	1,485,000	1,482,805
11/02/2020	2.343%	6,075,000	6,054,691
01/07/2022	5.596%	3,900,000	4,120,432
08/03/2022	2.979%	3,995,000	3,979,827
09/20/2022	4.250%	1,100,000	1,133,866
11/01/2022	3.350%	6,065,000	6,088,484
01/09/2024	3.810%	2,585,000	2,602,203
09/08/2024	3.664%	894,000	890,359
08/01/2026	4.542%	3,910,000	3,983,614
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.880% 10/12/2021	3.220%	3,610,000	3,566,290
3-month USD LIBOR + 1.080% 08/03/2022	3.367%	880,000	865,463
General Motors Co.
04/01/2025	4.000%	1,060,000	1,093,812
10/02/2043	6.250%	1,925,000	2,161,623
General Motors Financial Co., Inc.
07/13/2020	3.200%	1,200,000	1,206,539
04/09/2021	3.550%	7,235,000	7,359,276
03/01/2026	5.250%	2,345,000	2,563,019
General Motors Financial Co., Inc.(b)
3-month USD LIBOR + 0.850% 04/09/2021	3.161%	3,690,000	3,687,978
Harley-Davidson Financial Services, Inc.(a)
02/04/2022	4.050%	535,000	554,127
02/15/2023	3.350%	3,935,000	4,022,062
Hyundai Capital America(a)
03/19/2020	2.600%	680,000	680,870
09/18/2020	2.750%	6,291,000	6,312,823
IHO Verwaltungs GmbH PIK(a)
09/15/2026	4.750%	2,925,000	2,833,565
Magna International, Inc.
06/15/2024	3.625%	1,100,000	1,160,350
Toyota Motor Credit Corp.
04/13/2021	2.950%	1,107,000	1,126,170
Volkswagen Group of America Finance LLC(a)
05/22/2020	2.400%	640,000	640,545
11/13/2020	3.875%	2,125,000	2,163,072
11/12/2021	4.000%	2,965,000	3,071,651
11/13/2028	4.750%	4,595,000	5,150,545
Total			121,953,709
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 7.9%
American Express Co.
08/03/2023	3.700%	1,195,000	1,266,369
07/30/2024	2.500%	5,015,000	5,103,404
Banco Santander SA(a)
11/09/2022	4.125%	150,000	155,550
Banco Santander SA
02/23/2023	3.125%	800,000	817,809
04/12/2023	3.848%	2,000,000	2,090,374
Banco Santander SA(b)
3-month USD LIBOR + 1.120% 04/12/2023	3.460%	1,400,000	1,397,822
Bank of America Corp.
10/19/2020	2.625%	1,600,000	1,611,741
01/11/2023	3.300%	2,000,000	2,078,688
01/22/2024	4.125%	3,000,000	3,250,395
Subordinated
01/22/2025	4.000%	795,000	849,407
04/21/2025	3.950%	2,500,000	2,666,802
03/03/2026	4.450%	2,000,000	2,199,586
Bank of America Corp.(j)
07/21/2021	2.369%	2,470,000	2,473,584
12/20/2023	3.004%	1,294,000	1,327,685
03/05/2024	3.550%	4,318,000	4,513,908
03/05/2029	3.970%	4,687,000	5,147,127
07/23/2029	4.271%	7,800,000	8,798,291
04/23/2040	4.078%	4,725,000	5,431,662
03/15/2050	4.330%	4,062,000	4,964,824
Junior Subordinated
12/31/2049	6.100%	5,000,000	5,491,145
Bank of Ireland Group PLC(a)
11/25/2023	4.500%	3,780,000	3,978,851
Bank of Montreal
04/13/2021	3.100%	622,000	633,407
08/27/2021	1.900%	5,400,000	5,398,996
03/26/2022	2.900%	2,980,000	3,043,948
Bank of Montreal(j)
Subordinated
12/15/2032	3.803%	1,068,000	1,118,749
Bank of New York Mellon Corp. (The)
01/29/2023	2.950%	995,000	1,025,951
08/16/2023	2.200%	3,185,000	3,207,550
Bank of Nova Scotia (The)
04/20/2021	3.125%	2,016,000	2,053,441
Subordinated
12/16/2025	4.500%	1,500,000	1,645,362
Banque Federative du Credit Mutuel SA(a)
07/20/2023	3.750%	3,185,000	3,364,933

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barclays PLC
01/10/2023	3.684%	4,045,000	4,110,691
03/16/2025	3.650%	270,000	275,141
01/10/2028	4.337%	3,713,000	3,911,905
Barclays PLC(j)
02/15/2023	4.610%	4,300,000	4,454,469
05/07/2025	3.932%	4,002,000	4,113,952
05/16/2029	4.972%	1,400,000	1,536,811
BB&T Corp.
06/20/2022	3.050%	6,825,000	6,999,822
08/01/2024	2.500%	5,885,000	5,977,124
BB&T Corp.(j)
12/31/2049	4.800%	4,700,000	4,708,178
BBVA Bancomer SA(a)
Junior Subordinated
04/22/2020	7.250%	200,000	205,262
BNP Paribas SA(a)
03/01/2023	3.500%	3,435,000	3,565,454
08/14/2028	4.400%	345,000	385,211
BNZ International Funding Ltd.(a)
02/21/2020	2.400%	4,325,000	4,330,082
BPCE SA(a)
01/11/2028	3.250%	460,000	484,280
Subordinated
10/22/2023	5.700%	545,000	602,604
07/11/2024	4.625%	4,200,000	4,485,982
07/21/2024	5.150%	3,578,000	3,917,695
Canadian Imperial Bank of Commerce
04/02/2024	3.100%	2,000,000	2,074,704
Capital One Financial Corp.
05/12/2020	2.500%	1,915,000	1,916,352
04/30/2021	3.450%	10,575,000	10,798,196
03/09/2027	3.750%	1,145,000	1,212,555
Capital One NA
01/31/2020	2.350%	2,430,000	2,430,226
07/23/2021	2.950%	1,050,000	1,063,201
Citibank NA
05/01/2020	3.050%	14,260,000	14,339,685
07/23/2021	3.400%	995,000	1,019,683
Citibank NA(j)
05/20/2022	2.844%	4,700,000	4,751,145
Citigroup, Inc.
08/09/2020	5.375%	5,000,000	5,153,455
03/30/2021	2.700%	4,340,000	4,383,391
05/01/2026	3.400%	1,300,000	1,376,509
Subordinated
06/10/2025	4.400%	4,250,000	4,611,841
09/13/2025	5.500%	1,500,000	1,717,497
05/18/2046	4.750%	2,910,000	3,495,245
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.(j)
01/24/2023	3.142%	4,155,000	4,247,765
07/24/2023	2.876%	4,564,000	4,645,011
Junior Subordinated
12/31/2049	5.950%	5,000,000	5,357,570
Comerica Bank
07/23/2024	2.500%	4,990,000	5,087,989
Comerica, Inc.
07/31/2023	3.700%	2,250,000	2,377,213
Subordinated
07/22/2026	3.800%	900,000	959,359
Cooperatieve Rabobank UA
01/10/2023	2.750%	4,580,000	4,694,527
Subordinated
08/04/2025	4.375%	1,506,000	1,627,647
Credit Agricole SA(a)
07/01/2021	2.375%	817,000	820,650
04/24/2023	3.750%	5,105,000	5,344,256
Credit Suisse AG(a)
Subordinated
08/08/2023	6.500%	1,030,000	1,149,818
Credit Suisse Group AG(a),(j)
12/14/2023	2.997%	4,500,000	4,564,489
01/12/2029	3.869%	638,000	680,572
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	4,890,000	5,132,637
Danske Bank A/S(a)
03/02/2020	2.200%	1,845,000	1,842,507
09/12/2023	3.875%	3,995,000	4,158,771
Deutsche Bank AG
01/22/2021	3.150%	2,705,000	2,693,020
05/12/2021	3.375%	1,988,000	1,987,666
02/14/2022	5.000%	6,300,000	6,524,097
Discover Bank
08/08/2023	4.200%	4,000,000	4,291,320
Discover Financial Services
04/27/2022	5.200%	2,697,000	2,894,728
11/21/2022	3.850%	1,000,000	1,049,057
01/30/2026	4.500%	3,915,000	4,322,626
Fifth Third Bancorp
06/15/2022	2.600%	1,595,000	1,616,257
Global Bank Corp.(a)
10/20/2021	4.500%	400,000	411,588
Goldman Sachs Group, Inc. (The)
06/15/2020	6.000%	2,030,000	2,088,911
01/24/2022	5.750%	3,800,000	4,113,591
07/08/2024	3.850%	1,275,000	1,358,699
01/23/2025	3.500%	4,375,000	4,601,074
01/26/2027	3.850%	2,855,000	3,050,382

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
10/21/2025	4.250%	3,644,000	3,936,835
05/22/2045	5.150%	2,410,000	2,928,683
Goldman Sachs Group, Inc. (The)(j)
10/31/2022	2.876%	3,005,000	3,044,371
09/29/2025	3.272%	1,610,000	1,671,185
04/23/2029	3.814%	2,795,000	3,005,106
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 0.750% 02/23/2023	2.898%	2,152,000	2,149,613
Junior Subordinated
3-month USD LIBOR + 3.884% 12/31/2049	6.065%	3,652,000	3,659,801
HSBC Holdings PLC
03/08/2021	3.400%	1,584,000	1,609,285
03/08/2026	4.300%	2,500,000	2,725,740
HSBC Holdings PLC(b)
3-month USD LIBOR + 0.600% 05/18/2021	2.724%	4,415,000	4,417,128
HSBC Holdings PLC(j)
03/11/2025	3.803%	1,140,000	1,190,892
09/12/2026	4.292%	4,415,000	4,756,416
05/22/2030	3.973%	1,243,000	1,331,968
Junior Subordinated
12/31/2049	6.000%	877,000	880,239
ING Groep NV
04/09/2024	3.550%	1,512,000	1,585,096
ING Groep NV(a)
01/06/2026	4.625%	4,435,000	4,945,872
JPMorgan Chase & Co.
10/15/2020	4.250%	2,000,000	2,048,682
01/24/2022	4.500%	1,000,000	1,057,370
07/15/2025	3.900%	4,000,000	4,340,828
10/01/2026	2.950%	1,180,000	1,219,889
Subordinated
05/01/2023	3.375%	1,000,000	1,037,371
09/10/2024	3.875%	8,940,000	9,552,569
JPMorgan Chase & Co.(j)
06/18/2022	3.514%	6,090,000	6,235,855
04/01/2023	3.207%	4,190,000	4,304,802
04/23/2024	3.559%	8,541,000	8,961,849
07/23/2024	3.797%	675,000	716,023
12/05/2024	4.023%	3,995,000	4,293,830
01/23/2029	3.509%	3,570,000	3,824,734
04/23/2029	4.005%	3,180,000	3,532,001
12/05/2029	4.452%	1,127,000	1,294,932
05/06/2030	3.702%	973,000	1,062,206
11/15/2048	3.964%	2,475,000	2,863,439
01/23/2049	3.897%	3,269,000	3,759,451
12/31/2049	5.000%	2,572,000	2,671,367
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Junior Subordinated
12/31/2049	5.300%	5,905,000	5,989,388
12/31/2049	6.100%	5,000,000	5,407,430
JPMorgan Chase Bank NA(j)
04/26/2021	3.086%	2,750,000	2,766,112
Lloyds Bank PLC
05/07/2021	3.300%	3,200,000	3,253,613
08/14/2022	2.250%	6,340,000	6,346,575
Lloyds Banking Group PLC
08/16/2023	4.050%	6,195,000	6,501,962
03/22/2028	4.375%	1,975,000	2,150,605
Subordinated
11/04/2024	4.500%	5,560,000	5,824,978
Lloyds Banking Group PLC(j)
11/07/2023	2.907%	3,463,000	3,474,009
Mitsubishi UFJ Financial Group, Inc.
07/26/2023	3.761%	2,968,000	3,136,404
07/18/2029	3.195%	8,425,000	8,826,022
07/18/2039	3.751%	1,255,000	1,372,792
Mizuho Financial Group, Inc.(j)
09/11/2024	3.922%	2,668,000	2,823,656
Morgan Stanley(b)
3-month USD LIBOR + 0.930% 07/22/2022	3.208%	3,240,000	3,260,979
Junior Subordinated
3-month USD LIBOR + 3.610% 12/31/2049	5.913%	5,000,000	5,007,595
Morgan Stanley
10/23/2024	3.700%	5,500,000	5,871,772
07/23/2025	4.000%	1,725,000	1,871,149
01/27/2026	3.875%	3,665,000	3,962,635
Subordinated
11/24/2025	5.000%	4,950,000	5,584,689
Morgan Stanley(j)
07/22/2028	3.591%	7,245,000	7,711,462
01/24/2029	3.772%	4,315,000	4,654,552
01/23/2030	4.431%	2,885,000	3,293,311
04/22/2039	4.457%	310,000	367,064
National Australia Bank Ltd.
11/04/2021	3.700%	5,655,000	5,859,451
National Australia Bank Ltd.(a),(j)
Subordinated
08/02/2034	3.933%	925,000	960,106
Nationwide Building Society(a),(j)
04/26/2023	3.622%	1,540,000	1,572,887
08/01/2024	4.363%	4,595,000	4,833,154
07/18/2030	3.960%	2,485,000	2,611,305
NatWest Markets PLC(a)
09/29/2022	3.625%	6,225,000	6,376,815

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northern Trust Corp.(j)
Junior Subordinated
05/08/2032	3.375%	2,005,000	2,088,877
PNC Bank NA
04/29/2021	2.150%	2,050,000	2,054,174
PNC Financial Services Group, Inc. (The)
07/23/2026	2.600%	6,075,000	6,203,152
Royal Bank of Canada(b)
3-month USD LIBOR + 0.390% 04/30/2021	2.656%	4,710,000	4,723,617
Royal Bank of Canada
04/30/2021	3.200%	12,775,000	13,044,335
10/05/2023	3.700%	2,698,000	2,868,009
Royal Bank of Scotland Group PLC
09/12/2023	3.875%	3,000,000	3,090,936
Royal Bank of Scotland Group PLC(j)
03/22/2025	4.269%	2,126,000	2,218,032
Santander Holdings U.S.A., Inc.
03/28/2022	3.700%	3,920,000	4,021,356
Santander Holdings USA, Inc.
06/07/2024	3.500%	5,270,000	5,446,603
Santander UK Group Holdings PLC
08/05/2021	2.875%	3,675,000	3,690,439
Santander UK Group Holdings PLC(a)
Subordinated
09/15/2025	4.750%	4,777,000	4,993,527
Santander UK PLC
01/05/2021	2.500%	1,790,000	1,793,030
06/01/2021	3.400%	4,377,000	4,465,306
06/18/2024	2.875%	4,250,000	4,326,283
Santander UK PLC(b)
3-month USD LIBOR + 0.620% 06/01/2021	2.758%	3,415,000	3,417,356
Societe Generale SA(a)
03/28/2024	3.875%	5,055,000	5,322,475
Standard Chartered PLC(a),(j)
05/21/2025	3.785%	3,340,000	3,452,652
Sumitomo Mitsui Financial Group, Inc.
10/19/2021	2.442%	515,000	517,739
07/12/2022	2.784%	1,720,000	1,750,738
07/16/2029	3.040%	6,815,000	7,056,844
SunTrust Banks, Inc.
03/03/2021	2.900%	920,000	930,200
Svenska Handelsbanken AB
09/07/2021	1.875%	6,215,000	6,185,162
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toronto-Dominion Bank (The)
07/19/2023	3.500%	3,868,000	4,100,622
03/11/2024	3.250%	2,000,000	2,101,624
06/12/2024	2.650%	1,632,000	1,674,520
U.S. Bancorp(j)
Junior Subordinated
12/31/2049	5.300%	2,980,000	3,169,737
UBS AG(a)
12/01/2020	2.450%	1,841,000	1,850,536
UBS Group AG(a),(j)
08/13/2030	3.126%	1,405,000	1,441,508
UBS Group Funding Switzerland AG(a)
05/23/2023	3.491%	5,580,000	5,752,662
UniCredit SpA(a)
04/12/2022	3.750%	3,125,000	3,200,219
Wells Fargo & Co.
07/22/2022	2.625%	5,465,000	5,552,844
01/24/2024	3.750%	2,500,000	2,661,767
04/22/2026	3.000%	3,700,000	3,834,188
12/07/2046	4.750%	609,000	744,998
Subordinated
08/15/2023	4.125%	4,000,000	4,266,332
Wells Fargo Bank NA
10/22/2021	3.625%	2,996,000	3,090,955
Westpac Banking Corp.
01/11/2022	2.800%	1,961,000	2,001,587
Zions Bancorp NA
08/27/2021	3.500%	2,096,000	2,144,258
Total			664,746,605
Brokerage/Asset Managers/Exchanges 0.1%
Charles Schwab Corp. (The)
03/10/2025	3.000%	1,560,000	1,621,915
01/25/2028	3.200%	2,000,000	2,122,690
05/22/2029	3.250%	630,000	676,252
Jefferies Group LLC
01/20/2043	6.500%	600,000	700,401
Jefferies Group LLC/Capital Finance, Inc.
01/23/2030	4.150%	678,000	685,560
Nuveen Finance LLC(a)
11/01/2024	4.125%	1,050,000	1,141,405
Raymond James Financial, Inc.
07/15/2046	4.950%	1,745,000	2,122,354
Stifel Financial Corp.
12/01/2020	3.500%	980,000	991,706
07/18/2024	4.250%	750,000	797,310
Total			10,859,593

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.2%
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	367,000	379,869
CRH America Finance, Inc.(a)
04/04/2048	4.500%	2,670,000	2,908,428
Standard Industries, Inc.(a)
10/15/2025	6.000%	1,853,000	1,953,957
02/15/2027	5.000%	1,000,000	1,025,784
Stanley Black & Decker, Inc.
11/01/2022	2.900%	1,335,000	1,366,131
Summit Materials LLC/Finance Corp.(a)
06/01/2025	5.125%	960,000	983,912
U.S. Concrete, Inc.
06/01/2024	6.375%	2,925,000	3,066,508
Vulcan Materials Co.
06/15/2047	4.500%	2,610,000	2,826,372
Total			14,510,961
Cable and Satellite 0.8%
CCO Holdings LLC/Capital Corp.
09/30/2022	5.250%	4,050,000	4,098,122
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	225,000	233,829
06/01/2029	5.375%	1,384,000	1,480,153
Charter Communications Operating LLC/Capital
07/23/2022	4.464%	2,065,000	2,178,453
07/23/2025	4.908%	988,000	1,089,974
10/23/2045	6.484%	4,170,000	5,170,558
Comcast Corp.
10/01/2021	3.450%	2,283,000	2,351,529
10/15/2025	3.950%	3,212,000	3,520,204
10/15/2028	4.150%	4,695,000	5,328,248
10/15/2038	4.600%	1,250,000	1,520,601
03/01/2048	4.000%	2,000,000	2,257,224
11/01/2049	3.999%	3,000,000	3,392,727
Cox Communications, Inc.(a)
12/15/2022	3.250%	500,000	514,264
08/15/2024	3.150%	2,265,000	2,335,301
CSC Holdings LLC(a)
12/15/2021	5.125%	1,300,000	1,300,802
05/15/2026	5.500%	2,584,000	2,732,058
02/01/2028	5.375%	1,193,000	1,274,707
04/01/2028	7.500%	1,000,000	1,120,070
CSC Holdings LLC
06/01/2024	5.250%	2,180,000	2,332,622
DISH DBS Corp.
05/01/2020	5.125%	1,400,000	1,418,654
11/15/2024	5.875%	745,000	709,533
07/01/2026	7.750%	3,489,000	3,429,212
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Intelsat Jackson Holdings SA
08/01/2023	5.500%	832,000	756,578
Intelsat Jackson Holdings SA(a)
07/15/2025	9.750%	2,202,000	2,259,921
NBCUniversal Media LLC
01/15/2023	2.875%	720,000	741,996
Sirius XM Radio, Inc.(a)
07/01/2029	5.500%	960,000	1,045,439
Time Warner Cable LLC
02/01/2020	5.000%	1,500,000	1,515,015
09/01/2021	4.000%	1,500,000	1,537,766
07/01/2038	7.300%	215,000	274,905
09/01/2041	5.500%	5,371,000	5,765,747
Time Warner Entertainment Co. LP
07/15/2033	8.375%	1,455,000	2,036,197
Videotron Ltd.
07/15/2022	5.000%	2,750,000	2,887,060
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	313,000	322,127
08/15/2026	5.500%	244,000	255,580
Total			69,187,176
Chemicals 0.4%
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	219,000	217,699
Cabot Corp.
07/01/2029	4.000%	4,010,000	4,211,515
Celanese U.S. Holdings LLC
11/15/2022	4.625%	100,000	106,438
CF Industries, Inc.
03/15/2044	5.375%	1,350,000	1,367,460
Dow Chemical Co. (The)
10/01/2024	3.500%	1,763,000	1,847,952
Dow Chemical Co. (The)(a)
11/30/2028	4.800%	1,733,000	1,983,859
11/30/2048	5.550%	1,086,000	1,351,127
Eastman Chemical Co.
10/15/2044	4.650%	2,511,000	2,724,201
Ecolab, Inc.
12/08/2021	4.350%	766,000	804,822
Huntsman International LLC
05/01/2029	4.500%	219,000	233,737
Incitec Pivot Finance LLC(a)
12/10/2019	6.000%	1,000,000	1,009,042
International Flavors & Fragrances, Inc.
09/25/2020	3.400%	497,000	503,405
09/26/2048	5.000%	4,030,000	4,528,712

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LyondellBasell Industries NV
04/15/2024	5.750%	1,778,000	2,015,457
Mexichem SAB de CV(a)
01/15/2048	5.500%	4,250,000	4,356,484
Mosaic Co. (The)
11/15/2033	5.450%	506,000	580,733
11/15/2043	5.625%	985,000	1,092,735
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	88,000	91,583
PPG Industries, Inc.
08/15/2024	2.400%	2,190,000	2,203,020
PQ Corp.(a)
11/15/2022	6.750%	279,000	289,411
Sasol Financing International Ltd.
11/14/2022	4.500%	3,800,000	3,902,767
Sasol Financing USA LLC
03/27/2024	5.875%	645,000	695,849
Total			36,118,008
Construction Machinery 0.3%
Caterpillar Financial Services Corp.
09/07/2021	3.150%	999,000	1,023,054
10/01/2021	1.931%	4,655,000	4,646,002
12/07/2023	3.650%	4,530,000	4,840,364
John Deere Capital Corp.
09/10/2021	3.125%	800,000	818,209
03/07/2024	2.600%	1,105,000	1,132,799
07/18/2029	2.800%	4,465,000	4,644,024
United Rentals North America, Inc.
07/15/2025	5.500%	5,300,000	5,541,076
09/15/2026	5.875%	65,000	69,698
05/15/2027	5.500%	278,000	298,266
01/15/2028	4.875%	825,000	866,668
Vinci SA(a)
04/10/2029	3.750%	513,000	568,385
Total			24,448,545
Consumer Cyclical Services 0.2%
Amazon.com, Inc.
02/22/2023	2.400%	3,635,000	3,704,850
08/22/2047	4.050%	723,000	882,423
Experian Finance PLC(a)
02/01/2029	4.250%	1,560,000	1,774,118
IHS Markit Ltd.(a)
11/01/2022	5.000%	1,000,000	1,067,344
02/15/2025	4.750%	500,000	545,367
03/01/2026	4.000%	1,350,000	1,439,932
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHS Markit Ltd.
08/01/2028	4.750%	1,875,000	2,115,926
05/01/2029	4.250%	486,000	526,773
Western Union Co. (The)
06/09/2023	4.250%	5,260,000	5,578,993
Total			17,635,726
Consumer Products 0.1%
Mead Johnson Nutrition Co.
11/15/2025	4.125%	640,000	703,868
Newell, Inc.
04/01/2026	4.200%	4,150,000	4,303,334
SC Johnson & Son, Inc.(a)
10/15/2046	4.750%	750,000	947,795
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	52,000	53,839
12/15/2026	5.250%	235,000	243,991
Unilever Capital Corp.
03/07/2022	3.000%	4,030,000	4,140,672
Total			10,393,499
Diversified Manufacturing 0.6%
3M Co.
08/26/2049	3.250%	925,000	935,387
EnerSys (a)
04/30/2023	5.000%	200,000	205,602
FXI Holdings, Inc.(a)
11/01/2024	7.875%	650,000	576,867
General Electric Co.
01/08/2020	5.500%	1,870,000	1,885,521
01/09/2020	2.200%	7,300,000	7,280,823
10/17/2021	4.650%	853,000	882,687
01/09/2023	3.100%	1,007,000	1,009,679
03/15/2032	6.750%	655,000	804,831
01/14/2038	5.875%	2,009,000	2,317,146
03/11/2044	4.500%	1,750,000	1,772,013
General Electric Co.(b)
3-month USD LIBOR + 0.480% 08/15/2036	2.638%	5,380,000	3,791,889
Illinois Tool Works, Inc.
09/15/2021	3.375%	615,000	630,483
Johnson Controls International PLC
07/02/2064	4.950%	1,530,000	1,657,825
Kennametal, Inc.
06/15/2028	4.625%	6,345,000	6,811,973
Nvent Finance Sarl
04/15/2028	4.550%	3,535,000	3,724,663
Roper Technologies, Inc.
09/15/2023	3.650%	209,000	220,267

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	31

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Timken Co. (The)
12/15/2028	4.500%	3,685,000	4,009,387
United Technologies Corp.
08/16/2023	3.650%	1,503,000	1,594,567
05/01/2035	5.400%	128,000	163,796
07/15/2038	6.125%	188,000	263,486
05/04/2047	4.050%	560,000	645,908
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	2,194,138
Wabtec Corp.(b)
3-month USD LIBOR + 1.050% 09/15/2021	3.710%	1,775,000	1,771,246
Wabtec Corp.
09/15/2028	4.700%	3,190,000	3,559,373
Total			48,709,557
Electric 2.8%
AEP Texas Central Co.(a)
10/01/2025	3.850%	880,000	937,134
AEP Texas Central Co.
02/15/2033	6.650%	1,385,000	1,928,108
AES Corp. (The)
09/01/2027	5.125%	118,000	126,666
Alabama Power Co.
12/01/2023	3.550%	1,000,000	1,060,595
Alliant Energy Finance LLC(a)
06/15/2028	4.250%	5,250,000	5,744,335
Ameren Corp.
02/15/2026	3.650%	590,000	625,866
American Electric Power Co., Inc.
12/15/2022	2.950%	750,000	766,240
American Transmission Systems, Inc.(a)
09/01/2044	5.000%	1,411,000	1,799,056
Arizona Public Service Co.
08/15/2048	4.200%	605,000	705,848
Avangrid, Inc.
06/01/2029	3.800%	4,449,000	4,837,349
Baltimore Gas & Electric Co.
07/01/2023	3.350%	3,590,000	3,753,492
Black Hills Corp.
11/30/2023	4.250%	297,000	318,102
Calpine Corp.(a)
01/15/2024	5.875%	75,000	76,565
Calpine Corp.
01/15/2025	5.750%	5,632,000	5,716,322
CenterPoint Energy, Inc.
03/01/2030	2.950%	2,680,000	2,714,041
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cleveland Electric Illuminating Co. (The)(a)
04/01/2028	3.500%	3,331,000	3,528,898
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,279,000	1,654,922
CMS Energy Corp.
03/01/2024	3.875%	1,020,000	1,081,026
02/15/2027	2.950%	80,000	81,389
Commonwealth Edison Co.
08/15/2047	3.750%	860,000	971,514
Consolidated Edison Co. of New York, Inc.
03/01/2035	5.300%	178,000	225,606
06/15/2046	3.850%	1,310,000	1,455,648
06/15/2047	3.875%	1,640,000	1,834,099
12/01/2054	4.625%	510,000	625,513
11/15/2057	4.000%	577,000	645,234
Consumers Energy Co.(c)
08/15/2050	3.100%	751,000	768,730
Dominion Energy, Inc.(a)
01/15/2023	2.450%	5,000,000	5,006,080
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	761,800
Jr. Subordinated
08/15/2024	3.071%	3,505,000	3,607,889
Dominion Resources, Inc.
01/15/2022	2.750%	2,509,000	2,540,340
DPL, Inc.(a)
04/15/2029	4.350%	1,656,000	1,658,920
DTE Electric Co.
05/15/2048	4.050%	210,000	250,991
03/01/2049	3.950%	305,000	361,944
DTE Energy Co.
10/01/2024	2.529%	4,885,000	4,930,211
10/01/2026	2.850%	10,155,000	10,397,400
Duke Energy Carolinas LLC
12/01/2047	3.700%	1,678,000	1,871,450
Duke Energy Corp.
09/01/2026	2.650%	6,770,000	6,854,056
Duke Energy Progress LLC
05/15/2042	4.100%	1,748,000	2,033,660
03/15/2043	4.100%	955,000	1,112,021
03/30/2044	4.375%	770,000	934,397
08/15/2045	4.200%	1,425,000	1,691,340
09/15/2047	3.600%	940,000	1,021,620
Duquesne Light Holdings, Inc.(a)
09/15/2020	6.400%	5,000,000	5,186,735
Enel Finance International NV(a)
04/06/2028	3.500%	2,370,000	2,411,115

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Entergy Louisiana LLC
10/01/2026	2.400%	2,500,000	2,515,483
09/01/2048	4.200%	1,000,000	1,211,352
Entergy Mississippi LLC
06/01/2049	3.850%	5,745,000	6,565,064
Entergy Mississippi, Inc.
07/01/2023	3.100%	1,600,000	1,651,054
Entergy Texas, Inc.
12/01/2027	3.450%	2,510,000	2,626,211
03/30/2029	4.000%	362,000	405,543
Eversource Energy
10/01/2024	2.900%	2,469,000	2,546,640
Exelon Corp.
06/15/2025	3.950%	1,300,000	1,400,526
04/15/2046	4.450%	1,050,000	1,223,336
Exelon Corp.(j)
Junior Subordinated
06/01/2022	3.497%	6,780,000	6,966,640
Exelon Generation Co. LLC
10/01/2041	5.750%	2,000,000	2,405,668
FirstEnergy Corp.
03/15/2023	4.250%	2,983,000	3,169,136
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%	675,000	811,143
Fortis, Inc.
10/04/2021	2.100%	2,420,000	2,409,708
10/04/2026	3.055%	477,000	488,188
Georgia Power Co.
09/08/2020	2.000%	1,250,000	1,247,845
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,636,663
Interstate Power & Light Co.
12/01/2024	3.250%	821,000	862,263
ITC Holdings Corp.
06/15/2024	3.650%	3,050,000	3,215,276
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%	1,600,000	1,757,411
Jersey Central Power & Light Co.
06/01/2037	6.150%	1,985,000	2,592,108
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	713,401
LG&E & KU Energy LLC
11/15/2020	3.750%	597,000	605,813
Metropolitan Edison Co.(a)
01/15/2029	4.300%	2,000,000	2,271,526
Mississippi Power Co.
03/15/2042	4.250%	475,000	526,092
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
National Rural Utilities Cooperative Finance Corp.
02/07/2024	2.950%	3,765,000	3,907,012
03/15/2049	4.300%	2,175,000	2,677,351
National Rural Utilities Cooperative Finance Corp.(j)
04/30/2043	4.750%	1,587,000	1,607,466
Subordinated
04/20/2046	5.250%	1,750,000	1,850,520
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.480% 05/04/2021	2.767%	11,075,000	11,087,282
NextEra Energy Capital Holdings, Inc.
09/01/2021	2.403%	6,995,000	7,029,982
06/15/2023	3.625%	3,000,000	3,140,742
04/01/2024	3.150%	1,164,000	1,211,020
NRG Energy, Inc.
01/15/2028	5.750%	750,000	808,466
Ohio Power Co.
06/01/2049	4.000%	1,685,000	1,970,715
Oncor Electric Delivery Co. LLC
09/30/2040	5.250%	1,600,000	2,139,506
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,990,000	2,076,645
PNM Resources, Inc.
03/09/2021	3.250%	3,315,000	3,356,520
PPL Capital Funding, Inc.
06/15/2022	4.200%	603,000	632,473
03/15/2024	3.950%	1,200,000	1,273,454
PSEG Power LLC
06/01/2023	3.850%	2,770,000	2,921,300
Public Service Co. of Oklahoma
02/01/2021	4.400%	2,800,000	2,887,500
Public Service Electric & Gas Co.
09/01/2023	3.250%	1,300,000	1,363,635
Public Service Enterprise Group, Inc.
11/15/2022	2.650%	1,316,000	1,334,667
Puget Sound Energy, Inc.
09/15/2049	3.250%	463,000	476,357
Sierra Pacific Power Co.
05/01/2026	2.600%	758,000	775,757
South Carolina Electric & Gas Co.
05/15/2033	5.300%	1,000,000	1,260,827
Southern Co. (The)
07/01/2036	4.250%	595,000	658,294
Southwestern Electric Power Co.
10/01/2026	2.750%	6,450,000	6,555,399
09/15/2028	4.100%	1,500,000	1,685,987

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	33

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tampa Electric Co.
09/15/2022	2.600%	2,000,000	2,020,422
Toledo Edison Co. (The)
05/15/2037	6.150%	951,000	1,310,448
Tucson Electric Power Co.
03/15/2023	3.850%	2,480,000	2,575,902
12/01/2048	4.850%	485,000	626,584
Union Electric Co.
03/15/2029	3.500%	1,225,000	1,351,875
Virginia Electric & Power Co.
09/01/2022	3.450%	1,500,000	1,554,542
03/15/2027	3.500%	1,500,000	1,615,550
04/01/2028	3.800%	1,000,000	1,105,040
Vistra Operations Co. LLC(a)
07/15/2029	4.300%	8,330,000	8,504,030
Westar Energy, Inc.
09/01/2049	3.250%	1,126,000	1,161,528
Xcel Energy, Inc.
06/01/2025	3.300%	2,030,000	2,127,631
Total			237,080,786
Finance Companies 0.8%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2021	4.500%	3,505,000	3,621,159
10/01/2021	5.000%	6,000,000	6,305,562
08/14/2024	2.875%	6,000,000	6,005,556
Air Lease Corp.
03/01/2020	4.750%	3,625,000	3,666,213
01/15/2022	3.500%	6,002,000	6,173,009
Ares Capital Corp.
06/10/2024	4.200%	5,105,000	5,293,696
Aviation Capital Group LLC(a)
05/01/2023	3.875%	3,120,000	3,263,517
Avolon Holdings Funding Ltd.(a)
05/01/2022	3.625%	3,110,000	3,158,790
01/15/2023	5.500%	4,000,000	4,280,028
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	8,137,000	8,081,408
11/15/2025	3.373%	750,000	759,614
11/15/2035	4.418%	13,006,000	13,217,282
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	3,915,000	4,064,115
Quicken Loans, Inc.(a)
01/15/2028	5.250%	850,000	884,687
Total			68,774,636
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 1.2%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	809,000	941,164
02/01/2046	4.900%	9,527,000	11,355,003
Anheuser-Busch InBev Finance, Inc.
02/01/2026	3.650%	1,735,000	1,860,444
Anheuser-Busch InBev Worldwide, Inc.
01/23/2039	5.450%	365,000	465,021
04/15/2048	4.600%	1,930,000	2,240,446
Bacardi Ltd.(a)
05/15/2028	4.700%	885,000	974,887
05/15/2048	5.300%	5,815,000	6,672,695
Brown-Forman Corp.
04/15/2025	3.500%	1,645,000	1,754,823
Bunge Ltd. Finance Corp.
03/15/2024	4.350%	5,170,000	5,502,586
Campbell Soup Co.
03/15/2021	3.300%	3,315,000	3,364,672
Cargill, Inc.(a)
05/23/2049	3.875%	1,140,000	1,341,486
Central America Botling Corp.(a)
01/31/2027	5.750%	1,600,000	1,694,157
General Mills, Inc.
04/17/2025	4.000%	2,524,000	2,736,256
JBS U.S.A. Lux SA/Finance, Inc.(a)
06/15/2025	5.750%	100,000	104,410
JBS U.S.A. LUX SA/Finance, Inc.(a)
07/15/2024	5.875%	4,000,000	4,121,060
Keurig Dr Pepper, Inc.
05/25/2021	3.551%	2,405,000	2,460,183
05/25/2023	4.057%	3,411,000	3,622,011
Kraft Heinz Co. (The)(a)
02/15/2025	4.875%	984,000	1,013,851
Kraft Heinz Foods Co. (The)
02/10/2020	5.375%	800,000	809,560
06/15/2023	4.000%	3,585,000	3,725,059
07/15/2025	3.950%	3,200,000	3,321,789
06/01/2026	3.000%	2,490,000	2,449,450
06/04/2042	5.000%	1,476,000	1,519,685
07/15/2045	5.200%	650,000	691,436
06/01/2046	4.375%	3,381,000	3,244,786
Mars, Inc.(a)
04/01/2030	3.200%	1,709,000	1,829,156
04/01/2039	3.875%	709,000	810,837
Mondelez International, Inc.(a)
10/28/2019	1.625%	4,800,000	4,794,875
Mondelez International, Inc.
05/07/2020	3.000%	3,870,000	3,888,591

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PepsiCo, Inc.
04/30/2025	2.750%	1,300,000	1,359,205
07/29/2029	2.625%	825,000	856,443
04/14/2046	4.450%	476,000	602,943
07/29/2049	3.375%	4,365,000	4,792,006
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	1,194,000	1,286,476
Post Holdings, Inc.(a)
12/15/2029	5.500%	2,937,000	3,104,001
Smithfield Foods, Inc.(a)
02/01/2022	3.350%	1,110,000	1,114,359
Sysco Corp.
03/15/2025	3.550%	3,165,000	3,368,747
Tyson Foods, Inc.(b)
3-month USD LIBOR + 0.450% Floor 0.450% 08/21/2020	2.602%	2,015,000	2,015,629
Tyson Foods, Inc.
08/15/2044	5.150%	200,000	242,945
Total			98,053,133
Gaming 0.2%
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	1,513,000	1,538,940
Churchill Downs, Inc.(a)
04/01/2027	5.500%	1,364,000	1,449,627
01/15/2028	4.750%	200,000	205,880
GLP Capital LP/Financing II, Inc.
11/01/2023	5.375%	125,000	135,576
06/01/2025	5.250%	1,609,000	1,771,178
04/15/2026	5.375%	3,410,000	3,744,998
01/15/2029	5.300%	2,190,000	2,444,485
01/15/2030	4.000%	1,670,000	1,683,407
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	950,000	1,037,685
09/01/2026	4.500%	1,915,000	2,006,414
MGM Resorts International
09/01/2026	4.625%	1,070,000	1,108,605
Scientific Games International, Inc.
12/01/2022	10.000%	1,850,000	1,922,431
Studio City Co., Ltd.(a)
11/30/2021	7.250%	600,000	614,883
Total			19,664,109
Health Care 1.8%
Abbott Laboratories
11/30/2021	2.900%	649,000	661,158
11/30/2023	3.400%	2,733,000	2,880,071
11/30/2036	4.750%	1,500,000	1,879,158
11/30/2046	4.900%	818,000	1,089,295
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AmerisourceBergen Corp.
12/15/2027	3.450%	873,000	910,901
Ascension Health Alliance
11/15/2046	3.945%	375,000	445,666
Barnabas Health, Inc.
07/01/2028	4.000%	3,200,000	3,347,786
Becton Dickinson and Co.(b)
3-month USD LIBOR + 0.875% 12/29/2020	3.194%	1,199,000	1,199,261
3-month USD LIBOR + 1.030% 06/06/2022	3.504%	2,963,000	2,976,120
Becton Dickinson and Co.
06/06/2022	2.894%	3,600,000	3,659,004
12/15/2024	3.734%	158,000	168,210
05/15/2044	4.875%	1,555,000	1,833,143
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	650,000	653,780
CHS/Community Health Systems, Inc.(a)
01/15/2024	8.625%	399,000	402,957
06/30/2024	8.125%	4,393,000	3,338,680
03/15/2026	8.000%	464,000	447,478
Cigna Corp.
09/17/2020	3.200%	3,006,000	3,037,085
07/15/2023	3.750%	3,858,000	4,057,779
11/15/2025	4.125%	3,649,000	3,956,724
10/15/2028	4.375%	2,000,000	2,230,360
08/15/2038	4.800%	1,959,000	2,263,241
12/15/2048	4.900%	7,819,000	9,249,151
CVS Health Corp.
03/09/2023	3.700%	497,000	519,555
12/05/2023	4.000%	515,000	546,794
08/15/2024	2.625%	1,250,000	1,258,536
03/25/2025	4.100%	319,000	341,231
07/20/2025	3.875%	877,000	930,152
06/01/2026	2.875%	2,320,000	2,331,957
03/25/2028	4.300%	2,508,000	2,735,272
03/25/2038	4.780%	1,870,000	2,097,487
07/20/2045	5.125%	525,000	608,425
03/25/2048	5.050%	15,856,000	18,501,383
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	1,055,766
Express Scripts Holding Co.
11/15/2021	4.750%	825,000	870,004
02/25/2026	4.500%	587,000	648,808
03/01/2027	3.400%	2,190,000	2,279,464
Fresenius Medical Care US Finance III, Inc.(a)
06/15/2029	3.750%	3,597,000	3,658,279

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	35

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
05/01/2023	4.750%	175,000	188,059
02/01/2025	5.375%	5,275,000	5,859,285
04/15/2025	5.250%	3,199,000	3,577,669
02/15/2027	4.500%	705,000	764,710
06/15/2039	5.125%	2,000,000	2,208,060
06/15/2047	5.500%	1,088,000	1,255,984
06/15/2049	5.250%	7,497,000	8,419,896
IQVIA, Inc.(a)
05/15/2027	5.000%	662,000	697,288
Mayo Clinic
11/15/2052	4.128%	750,000	928,460
MEDNAX, Inc.(a)
01/15/2027	6.250%	2,059,000	2,028,329
Medtronic, Inc.
03/15/2045	4.625%	95,000	123,341
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	4,630,000	5,757,160
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	1,050,000	1,328,150
NYU Langone Hospitals
07/01/2042	4.428%	2,807,000	3,419,897
07/01/2043	5.750%	705,000	1,025,475
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	69,000	58,006
Quest Diagnostics, Inc.
06/01/2026	3.450%	3,255,000	3,435,106
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
12/01/2026	9.750%	3,400,000	3,634,923
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	43,000	36,903
Sutter Health
08/15/2053	2.286%	2,300,000	2,304,170
Teleflex, Inc.
11/15/2027	4.625%	572,000	604,296
Tenet Healthcare Corp.
04/01/2021	4.500%	1,809,000	1,874,567
10/01/2021	4.375%	25,000	26,178
07/15/2024	4.625%	1,301,000	1,338,147
05/01/2025	5.125%	106,000	106,164
08/01/2025	7.000%	2,025,000	2,045,414
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	910,000	935,272
11/01/2027	5.125%	3,076,000	3,178,440
Texas Health Resources
11/15/2055	4.330%	700,000	877,103
Thermo Fisher Scientific, Inc.
01/15/2023	3.150%	711,000	732,877
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zimmer Biomet Holdings, Inc.(b)
3-month USD LIBOR + 0.750% 03/19/2021	3.169%	3,315,000	3,311,118
Zimmer Biomet Holdings, Inc.
04/01/2025	3.550%	985,000	1,035,800
Total			152,186,368
Healthcare Insurance 0.3%
Aetna, Inc.
05/15/2042	4.500%	429,000	463,882
Anthem, Inc.
01/15/2043	4.650%	2,600,000	2,955,904
01/15/2044	5.100%	1,185,000	1,430,886
Centene Corp.(a)
06/01/2026	5.375%	600,000	640,109
Cigna Corp.
10/15/2027	3.050%	2,410,000	2,454,932
Humana, Inc.
08/15/2049	3.950%	3,145,000	3,281,446
Molina Healthcare, Inc.
11/15/2022	5.375%	1,231,000	1,315,032
UnitedHealth Group, Inc.
08/15/2029	2.875%	1,696,000	1,767,620
08/15/2039	3.500%	641,000	684,142
07/15/2045	4.750%	2,060,000	2,570,588
01/15/2047	4.200%	503,000	586,848
08/15/2059	3.875%	448,000	493,804
WellCare Health Plans, Inc.
04/01/2025	5.250%	11,000	11,530
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	400,000	426,213
Wellpoint, Inc.
08/15/2024	3.500%	2,089,000	2,189,911
Total			21,272,847
Healthcare REIT 0.2%
HCP, Inc.
11/15/2023	4.250%	1,934,000	2,077,455
08/15/2024	3.875%	627,000	673,575
Healthcare Realty Trust, Inc.
05/01/2025	3.875%	440,000	462,650
Healthcare Trust of America Holdings LP
07/15/2021	3.375%	2,765,000	2,813,473
Omega Healthcare Investors, Inc.
01/15/2025	4.500%	975,000	1,030,073
Sabra Health Care LP/Capital Corp.
06/01/2024	4.800%	1,610,000	1,691,798

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ventas Realty LP
04/15/2049	4.875%	2,260,000	2,758,671
Welltower, Inc.
01/15/2030	3.100%	4,175,000	4,243,650
Total			15,751,345
Home Construction 0.2%
Mattamy Group Corp.(a)
12/15/2023	6.875%	4,037,000	4,201,249
PulteGroup, Inc.
03/01/2026	5.500%	1,700,000	1,858,926
01/15/2027	5.000%	1,425,000	1,532,901
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	3,446,000	3,650,141
William Lyon Homes, Inc.
01/31/2025	5.875%	3,100,000	3,116,970
Total			14,360,187
Independent Energy 0.5%
Afren PLC(a),(k)
12/09/2020	0.000%	195,167	279
Anadarko Petroleum Corp.(i)
10/10/2036	0.000%	3,000,000	1,466,718
Apache Corp.
01/15/2044	4.250%	715,000	646,697
07/01/2049	5.350%	4,120,000	4,303,266
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)
04/01/2022	10.000%	425,000	426,020
11/01/2026	7.000%	600,000	492,458
Canadian Natural Resources Ltd.
06/30/2033	6.450%	730,000	944,396
Centennial Resource Production LLC(a)
04/01/2027	6.875%	395,000	394,971
Cimarex Energy Co.
06/01/2024	4.375%	209,000	220,503
05/15/2027	3.900%	831,000	849,083
03/15/2029	4.375%	228,000	241,920
Conoco Funding Co.
10/15/2031	7.250%	2,000,000	2,879,928
Continental Resources, Inc.
04/15/2023	4.500%	385,000	398,546
06/01/2024	3.800%	4,052,000	4,109,705
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	187,000	184,713
Devon Energy Corp.
07/15/2041	5.600%	1,875,000	2,307,030
EOG Resources, Inc.
03/15/2023	2.625%	2,340,000	2,390,656
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EQT Corp.
10/01/2027	3.900%	2,000,000	1,735,584
Extraction Oil & Gas, Inc.(a)
05/15/2024	7.375%	99,000	73,983
Gulfport Energy Corp.
05/15/2025	6.375%	175,000	128,153
Matador Resources Co.
09/15/2026	5.875%	550,000	534,731
MEG Energy Corp.(a)
03/31/2024	7.000%	3,000,000	2,856,999
Newfield Exploration Co.
07/01/2024	5.625%	6,305,000	6,949,560
Occidental Petroleum Corp.
08/15/2022	2.700%	4,500,000	4,542,282
08/15/2024	2.900%	1,153,000	1,162,897
04/15/2026	3.400%	775,000	787,987
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	1,000,000	1,019,476
08/15/2025	5.250%	312,000	316,846
WPX Energy, Inc.
01/15/2022	6.000%	161,000	166,233
09/15/2024	5.250%	78,000	79,339
06/01/2026	5.750%	2,175,000	2,255,501
Total			44,866,460
Integrated Energy 0.3%
BP Capital Markets America, Inc.
05/06/2022	3.245%	1,875,000	1,935,651
05/10/2023	2.750%	1,500,000	1,536,783
04/14/2024	3.224%	989,000	1,033,697
Cenovus Energy, Inc.
09/15/2023	3.800%	726,000	750,197
11/15/2039	6.750%	2,500,000	3,072,592
06/15/2047	5.400%	337,000	381,105
Chevron Corp.
06/24/2023	3.191%	700,000	733,454
05/16/2026	2.954%	1,875,000	1,982,314
Exxon Mobil Corp.
03/01/2023	2.726%	715,000	736,887
08/16/2039	2.995%	585,000	603,227
08/16/2049	3.095%	6,608,000	6,855,364
Husky Energy, Inc.
04/15/2022	3.950%	3,000,000	3,104,451
Shell International Finance BV
05/11/2025	3.250%	821,000	872,817
Total Capital Canada Ltd.
07/15/2023	2.750%	717,000	738,326

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	37

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Total Capital International SA
07/12/2049	3.461%	1,277,000	1,377,543
Total			25,714,408
Leisure 0.1%
AMC Entertainment Holdings, Inc.
11/15/2026	5.875%	3,400,000	3,120,397
Six Flags Entertainment Corp.(a)
04/15/2027	5.500%	2,145,000	2,304,599
Total			5,424,996
Life Insurance 0.6%
Aflac, Inc.
01/15/2049	4.750%	1,555,000	1,952,041
AIG Global Funding(a)
07/02/2020	2.150%	590,000	590,309
American International Group, Inc.
02/15/2024	4.125%	1,600,000	1,722,946
07/16/2044	4.500%	554,000	632,438
04/01/2048	4.750%	1,364,000	1,623,277
American International Group, Inc.(j)
04/01/2048	5.750%	616,000	648,663
Athene Global Funding(a)
04/20/2020	2.750%	2,385,000	2,392,847
07/01/2022	3.000%	1,270,000	1,293,877
Athene Holding Ltd.
01/12/2028	4.125%	2,435,000	2,501,132
Brighthouse Financial, Inc.
06/22/2027	3.700%	1,385,000	1,367,858
06/22/2047	4.700%	5,995,000	5,400,632
Guardian Life Global Funding(a)
04/26/2021	2.000%	3,465,000	3,456,854
Harborwalk Funding Trust(a),(j)
Subordinated
02/15/2069	5.077%	1,190,000	1,479,241
Lincoln National Corp.
01/15/2030	3.050%	4,530,000	4,592,809
06/15/2040	7.000%	930,000	1,337,402
Pine Street Trust II(a)
02/15/2049	5.568%	1,890,000	2,165,424
Pricoa Global Funding I(a)
09/13/2019	1.450%	2,825,000	2,823,977
Principal Financial Group, Inc.
09/15/2022	3.300%	1,510,000	1,561,221
05/15/2023	3.125%	667,000	689,635
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	6,155,000	6,482,452
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	1,500,000	1,882,092
05/15/2047	4.270%	4,575,000	5,322,276
Unum Group
05/15/2021	3.000%	1,250,000	1,263,360
06/15/2029	4.000%	1,315,000	1,378,565
Total			54,561,328
Lodging 0.1%
Marriott International, Inc.
12/01/2023	4.150%	3,885,000	4,161,165
06/15/2026	3.125%	1,460,000	1,492,942
Total			5,654,107
Media and Entertainment 0.6%
Activision Blizzard, Inc.
09/15/2021	2.300%	795,000	795,553
AMC Networks, Inc.
04/01/2024	5.000%	2,050,000	2,117,572
CBS Corp.
06/01/2023	2.900%	3,330,000	3,394,669
05/15/2033	5.500%	1,500,000	1,807,230
Clear Channel International BV(a)
12/15/2020	8.750%	537,000	548,744
Clear Channel Worldwide Holdings, Inc.
11/15/2022	6.500%	1,625,000	1,660,214
11/15/2022	6.500%	1,045,000	1,067,645
Discovery Communications LLC
06/15/2022	3.500%	3,739,000	3,848,964
03/20/2023	2.950%	940,000	959,705
09/20/2037	5.000%	1,067,000	1,177,463
09/20/2047	5.200%	759,000	858,948
Electronic Arts, Inc.
03/01/2021	3.700%	3,086,000	3,151,346
Gray Television, Inc.(a)
05/15/2027	7.000%	2,125,000	2,324,340
Interpublic Group of Companies, Inc. (The)
10/01/2020	3.500%	1,770,000	1,794,821
10/01/2021	3.750%	891,000	916,270
Nielsen Finance Co. SARL(a)
10/01/2021	5.500%	75,000	75,200
Nielsen Finance LLC/Co.(a)
04/15/2022	5.000%	2,750,000	2,773,997
RELX Capital, Inc.
10/15/2022	3.125%	628,000	643,833
Sinclair Television Group, Inc.
10/01/2022	6.125%	75,000	76,287

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sinclair Television Group, Inc.(a)
02/15/2027	5.125%	2,275,000	2,280,940
Viacom, Inc.
09/01/2023	4.250%	2,410,000	2,569,561
04/30/2036	6.875%	4,450,000	5,983,755
03/15/2043	4.375%	965,000	1,026,983
04/01/2044	5.250%	2,312,000	2,733,679
Walt Disney Co. (The)
09/17/2020	2.150%	1,500,000	1,504,850
Walt Disney Co. (The)(a)
03/15/2033	6.550%	1,000,000	1,434,969
11/15/2046	4.750%	935,000	1,231,605
Warner Media LLC
02/15/2027	3.800%	735,000	767,353
Total			49,526,496
Metals and Mining 0.2%
Anglo American Capital PLC(a)
05/14/2025	4.875%	505,000	548,162
ArcelorMittal (j)
03/01/2021	5.500%	1,248,000	1,301,936
ArcelorMittal
07/16/2024	3.600%	6,825,000	6,929,320
07/16/2029	4.250%	1,283,000	1,292,830
Glencore Funding LLC(a)
03/12/2024	4.125%	2,750,000	2,890,110
Novelis Corp.(a)
09/30/2026	5.875%	1,425,000	1,505,581
Southern Copper Corp.
11/08/2022	3.500%	130,000	133,480
04/23/2025	3.875%	600,000	628,208
Teck Resources Ltd.
08/15/2040	6.000%	1,150,000	1,265,519
Vale Overseas Ltd.
01/11/2022	4.375%	36,000	37,228
Volcan Cia Minera SAA(a)
02/02/2022	5.375%	100,000	103,530
Total			16,635,904
Midstream 1.2%
Colonial Pipeline Co.(a)
10/15/2020	3.500%	1,519,000	1,535,033
Colorado Interstate Gas Co. LLC/Issuing Corp.(a)
08/15/2026	4.150%	2,290,000	2,432,131
Enbridge, Inc.(j)
Subordinated
03/01/2078	6.250%	601,000	629,820
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Energy Transfer Operating LP
06/01/2021	4.650%	395,000	407,928
03/15/2023	4.250%	1,890,000	1,983,387
01/15/2024	5.875%	3,575,000	3,999,331
06/01/2027	5.500%	1,758,000	2,010,338
04/15/2047	5.300%	1,656,000	1,818,169
Energy Transfer Partners LP
10/01/2043	5.950%	280,000	322,684
03/15/2045	5.150%	2,220,000	2,370,096
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	2,500,000	2,659,965
Enterprise Products Operating LLC
02/01/2022	3.500%	802,000	829,293
02/15/2024	3.900%	500,000	534,819
02/15/2025	3.750%	600,000	642,865
05/15/2046	4.900%	1,809,000	2,139,689
01/31/2050	4.200%	269,000	292,744
Enterprise Products Operating LLC(j)
08/16/2077	4.875%	673,000	644,055
02/15/2078	5.375%	5,795,000	5,600,676
EQT Midstream Partners LP
07/15/2028	5.500%	1,360,000	1,374,880
Ferrellgas Partners LP/Finance Corp.
05/01/2021	6.500%	350,000	300,759
01/15/2022	6.750%	150,000	128,232
06/15/2023	6.750%	200,000	168,213
Hess Infrastructure Partners LP/Finance Corp.(a)
02/15/2026	5.625%	775,000	801,703
Kinder Morgan Energy Partners LP
09/01/2024	4.250%	500,000	537,844
03/15/2032	7.750%	635,000	880,800
09/01/2039	6.500%	1,000,000	1,282,446
11/15/2040	7.500%	730,000	1,008,797
09/01/2044	5.400%	826,000	961,990
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	348,212
Midwest Connector Capital Co., LLC(a)
04/01/2022	3.625%	3,900,000	4,008,221
MPLX LP
12/01/2024	4.875%	325,000	356,709
06/01/2025	4.875%	200,000	220,794
03/01/2027	4.125%	1,147,000	1,206,759
03/01/2047	5.200%	1,500,000	1,638,189
NGPL PipeCo LLC(a)
08/15/2022	4.375%	151,000	156,031
08/15/2027	4.875%	412,000	438,650
ONEOK Partners LP
10/01/2022	3.375%	1,131,000	1,158,627

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	39

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ONEOK, Inc.
07/13/2047	4.950%	2,050,000	2,212,044
09/01/2049	4.450%	6,030,000	6,127,517
Peru LNG Srl(a)
03/22/2030	5.375%	450,000	485,102
Phillips 66 Partners LP
02/15/2045	4.680%	1,300,000	1,403,198
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	3,375,000	3,613,778
06/01/2042	5.150%	2,185,000	2,276,420
Rockies Express Pipeline LLC(a)
04/15/2020	5.625%	2,868,000	2,912,821
Ruby Pipeline LLC(a)
04/01/2022	6.000%	2,363,636	2,458,274
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	3,835,979
Spectra Energy Partners LP
09/25/2043	5.950%	514,000	671,060
Suburban Propane Partners LP/Energy Finance Corp.
03/01/2025	5.750%	225,000	228,912
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	1,100,000	1,226,712
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	942,000	886,195
Targa Pipeline Partners LP/Finance Corp.
08/01/2023	5.875%	100,000	100,606
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	512,000	528,675
Tennessee Gas Pipeline Co. LLC
06/15/2032	8.375%	1,970,000	2,776,813
04/01/2037	7.625%	550,000	762,048
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	1,000,000	1,009,426
Transcontinental Gas Pipe Line Co. LLC
03/15/2048	4.600%	4,875,000	5,491,093
Western Gas Partners LP
07/01/2022	4.000%	296,000	301,535
Williams Companies, Inc. (The)
11/15/2020	4.125%	1,000,000	1,017,006
01/15/2025	3.900%	1,050,000	1,105,667
09/15/2025	4.000%	1,332,000	1,414,747
06/15/2027	3.750%	366,000	382,394
04/15/2040	6.300%	2,520,000	3,159,059
Williams Partners LP
03/04/2024	4.300%	2,787,000	2,982,240
Total			97,200,200
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 0.2%
Atmos Energy Corp.
10/15/2044	4.125%	2,045,000	2,423,480
Boston Gas Co.(a)
08/01/2027	3.150%	1,472,000	1,546,276
KeySpan Corp.
11/15/2030	8.000%	670,000	948,368
NiSource, Inc.
02/15/2023	3.850%	1,175,000	1,228,972
06/15/2041	5.950%	535,000	704,268
Sempra Energy
02/01/2038	3.800%	1,020,000	1,070,956
02/01/2048	4.000%	1,420,000	1,533,154
Southern California Gas Co.
02/15/2050	3.950%	4,495,000	5,221,869
Southern Co. Gas Capital Corp.
05/30/2047	4.400%	752,000	858,762
Total			15,536,105
Office REIT 0.2%
Boston Properties LP
02/01/2023	3.850%	2,500,000	2,632,478
06/21/2029	3.400%	4,110,000	4,357,956
Highwoods Realty LP
06/15/2021	3.200%	1,820,000	1,841,347
Kilroy Realty LP
12/15/2024	3.450%	721,000	755,814
Select Income REIT
05/15/2024	4.250%	1,865,000	1,906,401
SL Green Operating Partnership LP
10/15/2022	3.250%	2,260,000	2,310,870
Total			13,804,866
Oil Field Services 0.1%
Baker Hughes, a GE Co. LLC/Co-Obligor, Inc.
12/15/2047	4.080%	2,250,000	2,204,539
Halliburton Co.
08/01/2023	3.500%	1,308,000	1,363,589
Schlumberger Holdings Corp.(a)
12/21/2025	4.000%	135,000	144,463
05/17/2028	3.900%	2,053,000	2,180,756
Schlumberger Investment SA(a)
08/01/2022	2.400%	850,000	857,994
Schlumberger Norge AS(a)
01/15/2021	4.200%	681,000	696,795
Transocean Pontus Ltd.(a)
08/01/2025	6.125%	1,134,750	1,151,540

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	318,000	330,924
Transocean Proteus Ltd.(a)
12/01/2024	6.250%	417,000	426,451
USA Compression Partners LP/Finance Corp.(a)
09/01/2027	6.875%	549,000	563,475
Total			9,920,526
Other Financial Institutions 0.1%
Mitsubishi UFJ Lease & Finance Co., Ltd.(a)
09/19/2022	2.652%	3,905,000	3,934,119
Nationstar Mortgage Holdings, Inc.(a)
07/15/2023	8.125%	2,575,000	2,665,586
ORIX Corp.
12/04/2024	3.250%	1,560,000	1,629,144
Total			8,228,849
Other Industry 0.3%
AECOM
03/15/2027	5.125%	800,000	836,267
Anixter, Inc.
03/01/2023	5.500%	75,000	80,546
Five Point Operating Co. LP/Capital Corp.(a)
11/15/2025	7.875%	2,350,000	2,360,998
Greystar Real Estate Partners LLC(a)
12/01/2025	5.750%	2,175,000	2,228,733
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	2,634,596
07/01/2116	3.885%	1,850,000	2,307,733
Northwestern University
12/01/2057	3.662%	1,350,000	1,636,284
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	3,346,924
07/15/2056	3.300%	2,230,000	2,481,847
Trustees of the University of Pennsylvania (The)
09/01/2112	4.674%	1,620,000	2,258,205
University of Southern California
10/01/2039	3.028%	4,525,000	4,825,406
Total			24,997,539
Other REIT 0.3%
American Campus Communities Operating Partnership LP
10/01/2020	3.350%	2,556,000	2,586,470
04/15/2023	3.750%	2,400,000	2,513,518
Duke Realty LP
02/15/2021	3.875%	2,520,000	2,573,242
EPR Properties
08/15/2029	3.750%	4,280,000	4,309,776
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ESH Hospitality, Inc.(a)
05/01/2025	5.250%	805,000	831,744
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,114,588
02/01/2026	4.500%	520,000	568,751
Liberty Property LP
06/15/2023	3.375%	2,500,000	2,591,707
Life Storage LP
12/15/2027	3.875%	2,000,000	2,137,542
ProLogis LP
08/15/2023	4.250%	1,600,000	1,730,861
Total			20,958,199
Packaging 0.2%
Amcor Finance USA, Inc.(a)
04/28/2026	3.625%	1,000,000	1,036,639
05/15/2028	4.500%	1,600,000	1,756,397
Ball Corp.
11/15/2023	4.000%	300,000	316,186
03/15/2026	4.875%	600,000	657,704
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	580,000	610,562
Berry Global, Inc.
07/15/2023	5.125%	168,000	172,243
OI European Group BV(a)
03/15/2023	4.000%	134,000	135,384
Owens-Brockway Glass Container, Inc.(a)
01/15/2022	5.000%	50,000	51,314
08/15/2023	5.875%	600,000	639,040
01/15/2025	5.375%	150,000	154,582
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	8,219,972	8,242,240
Total			13,772,291
Paper 0.1%
Celulosa Arauco y Constitucion SA(a)
04/30/2029	4.250%	500,000	526,785
Georgia-Pacific LLC(a)
11/15/2021	3.163%	1,000,000	1,018,765
Plum Creek Timberlands LP
03/15/2023	3.250%	1,630,000	1,674,537
Rayonier AM Products, Inc.(a)
06/01/2024	5.500%	310,000	206,141
Suzano Austria GmbH
01/15/2030	5.000%	825,000	850,362

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	41

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WRKCo, Inc.
03/15/2026	4.650%	4,825,000	5,335,147
03/15/2029	4.900%	2,130,000	2,429,727
06/01/2032	4.200%	250,000	276,114
Total			12,317,578
Pharmaceuticals 1.3%
AbbVie, Inc.
05/14/2020	2.500%	1,200,000	1,202,185
11/06/2022	2.900%	3,758,000	3,827,779
05/14/2025	3.600%	4,995,000	5,206,693
05/14/2035	4.500%	1,956,000	2,124,498
11/06/2042	4.400%	1,650,000	1,736,211
05/14/2046	4.450%	632,000	667,712
11/14/2048	4.875%	600,000	673,861
Allergan Finance LLC
10/01/2022	3.250%	3,600,000	3,683,268
10/01/2042	4.625%	1,000,000	1,070,435
Allergan Funding SCS
03/15/2025	3.800%	2,980,000	3,133,780
03/15/2035	4.550%	4,329,000	4,632,731
Amgen, Inc.
05/01/2020	2.125%	609,000	608,641
05/01/2045	4.400%	2,190,000	2,491,594
06/15/2048	4.563%	751,000	875,897
06/15/2051	4.663%	1,633,000	1,941,127
AstraZeneca PLC
11/16/2020	2.375%	1,020,000	1,022,751
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%	2,825,000	2,919,440
Bayer US Finance II LLC(a),(b)
3-month USD LIBOR + 0.630% 06/25/2021	2.979%	1,825,000	1,824,876
3-month USD LIBOR + 1.010% 12/15/2023	3.420%	1,000,000	999,097
Bayer US Finance II LLC(a)
06/25/2021	3.500%	800,000	816,122
07/15/2024	3.375%	3,555,000	3,652,133
12/15/2028	4.375%	4,500,000	4,910,107
06/25/2038	4.625%	1,000,000	1,100,985
06/25/2048	4.875%	1,250,000	1,405,362
Bayer US Finance LLC(a)
10/08/2019	2.375%	1,310,000	1,309,280
10/08/2024	3.375%	520,000	535,128
Bristol-Myers Squibb Co.(a)
07/26/2029	3.400%	2,995,000	3,241,402
06/15/2039	4.125%	1,372,000	1,597,262
10/26/2049	4.250%	2,080,000	2,494,407
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Celgene Corp.
08/15/2025	3.875%	1,578,000	1,710,767
05/15/2044	4.625%	555,000	670,104
08/15/2045	5.000%	3,200,000	4,116,659
11/15/2047	4.350%	2,060,000	2,488,766
02/20/2048	4.550%	2,719,000	3,363,765
Eli Lilly & Co.
03/15/2049	3.950%	972,000	1,135,640
Gilead Sciences, Inc.
12/01/2021	4.400%	1,364,000	1,427,238
Johnson & Johnson
12/05/2033	4.375%	2,350,000	2,864,206
03/03/2037	3.625%	2,280,000	2,567,369
01/15/2038	3.400%	2,790,000	3,064,444
Mallinckrodt International Finance SA/CB LLC(a)
04/15/2025	5.500%	200,000	92,039
Mylan NV
12/15/2020	3.750%	492,000	499,784
Mylan, Inc.(a)
01/15/2023	3.125%	2,480,000	2,510,611
Pfizer, Inc.
09/15/2023	3.200%	799,000	840,809
Shire Acquisitions Investments Ireland DAC
09/23/2021	2.400%	9,850,000	9,876,753
09/23/2023	2.875%	2,640,000	2,698,019
09/23/2026	3.200%	2,310,000	2,400,734
Takeda Pharmaceutical Co., Ltd.(a)
11/26/2021	4.000%	1,293,000	1,339,735
Total			105,372,206
Property & Casualty 0.7%
American Financial Group, Inc.
08/15/2026	3.500%	2,675,000	2,779,296
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	1,241,693
Assurant, Inc.
09/27/2023	4.200%	2,360,000	2,481,316
02/22/2030	3.700%	3,767,000	3,798,684
AXIS Specialty Finance LLC
07/15/2029	3.900%	2,100,000	2,220,662
Berkshire Hathaway Finance Corp.
01/15/2049	4.250%	2,290,000	2,788,201
Berkshire Hathaway, Inc.
03/15/2023	2.750%	680,000	701,493
03/15/2026	3.125%	4,850,000	5,139,356
Chubb INA Holdings, Inc.
05/15/2024	3.350%	910,000	966,928

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNA Financial Corp.
08/15/2021	5.750%	925,000	985,323
08/15/2027	3.450%	3,828,000	4,012,222
Enstar Group Ltd.
06/01/2029	4.950%	3,232,000	3,424,876
Fairfax Financial Holdings Ltd.
04/17/2028	4.850%	529,000	576,727
Fairfax US, Inc.(a)
08/13/2024	4.875%	663,000	712,329
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	800,000	998,820
07/15/2048	7.200%	1,290,000	1,846,599
Farmers Exchange Capital II(a),(j)
Subordinated
11/01/2053	6.151%	2,700,000	3,362,458
Farmers Insurance Exchange(a)
05/01/2024	8.625%	1,165,000	1,418,738
Liberty Mutual Group, Inc.(a)
05/01/2022	4.950%	2,570,000	2,732,527
06/15/2023	4.250%	275,000	293,006
05/01/2042	6.500%	1,080,000	1,537,071
08/01/2044	4.850%	1,000,000	1,202,390
06/15/2049	4.500%	925,000	1,061,549
Markel Corp.
05/20/2049	5.000%	5,095,000	6,175,349
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.700%	1,725,000	1,725,742
PartnerRe Finance B LLC
07/02/2029	3.700%	5,860,000	6,192,825
XLIT Ltd.
03/31/2045	5.500%	670,000	865,607
Total			61,241,787
Railroads 0.2%
Burlington Northern Santa Fe LLC
09/15/2021	3.450%	295,000	302,757
09/01/2022	3.050%	475,000	488,377
09/01/2043	5.150%	989,000	1,284,773
08/01/2046	3.900%	1,440,000	1,643,710
02/15/2050	3.550%	2,580,000	2,827,995
Canadian Pacific Railway Ltd.
01/15/2022	4.500%	600,000	632,542
CSX Corp.
05/30/2042	4.750%	500,000	598,704
11/01/2066	4.250%	2,500,000	2,722,780
Norfolk Southern Corp.
08/01/2025	3.650%	795,000	858,061
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Union Pacific Corp.
08/15/2059	3.950%	4,215,000	4,658,199
Total			16,017,898
Refining 0.0%
Marathon Petroleum Corp.
03/01/2021	5.125%	1,000,000	1,040,412
04/01/2024	5.125%	225,000	230,566
09/15/2054	5.000%	328,000	350,721
Total			1,621,699
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	2,250,000	2,323,667
Brinker International, Inc.(a)
10/01/2024	5.000%	1,425,000	1,469,229
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2026	5.250%	188,000	199,726
McDonald’s Corp.
09/01/2048	4.450%	740,000	875,374
Total			4,867,996
Retail REIT 0.2%
Brixmor Operating Partnership LP
06/15/2024	3.650%	2,065,000	2,155,513
Kimco Realty Corp.
11/01/2022	3.400%	290,000	300,165
03/01/2024	2.700%	2,158,000	2,194,878
10/01/2049	3.700%	7,153,000	7,115,783
Regency Centers LP
09/15/2029	2.950%	1,845,000	1,868,370
Total			13,634,709
Retailers 0.4%
Alimentation Couche-Tard, Inc.(a)
07/26/2022	2.700%	2,100,000	2,124,209
07/26/2027	3.550%	2,000,000	2,106,680
AutoNation, Inc.
01/15/2021	3.350%	660,000	666,265
11/15/2024	3.500%	2,185,000	2,228,954
10/01/2025	4.500%	2,465,000	2,626,344
AutoZone, Inc.
04/21/2026	3.125%	415,000	432,391
Best Buy Co., Inc.
10/01/2028	4.450%	4,280,000	4,670,323
eG Global Finance PLC(a)
02/07/2025	6.750%	1,092,000	1,052,336
Home Depot, Inc. (The)
12/06/2048	4.500%	784,000	997,114

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	43

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.
02/15/2022	5.625%	4,150,000	4,354,047
10/15/2023	5.625%	400,000	420,241
11/01/2035	6.875%	141,000	119,582
Lowe’s Companies, Inc.
04/15/2046	3.700%	685,000	698,716
Macy’s Retail Holdings, Inc.
02/15/2043	4.300%	1,888,000	1,564,250
O’Reilly Automotive, Inc.
03/15/2026	3.550%	680,000	720,254
PetSmart, Inc.(a)
06/01/2025	5.875%	768,000	752,694
Ralph Lauren Corp.
09/15/2025	3.750%	2,455,000	2,640,028
Rite Aid Corp.(a)
04/01/2023	6.125%	2,157,000	1,736,732
Walgreens Boots Alliance, Inc.
11/18/2024	3.800%	2,440,000	2,587,115
11/18/2044	4.800%	1,560,000	1,651,321
Walmart, Inc.
04/22/2024	3.300%	3,150,000	3,343,618
Total			37,493,214
Supermarkets 0.1%
Ahold Finance U.S.A. LLC
05/01/2029	6.875%	1,800,000	2,333,187
Kroger Co. (The)
04/15/2042	5.000%	969,000	1,056,218
01/15/2048	4.650%	3,161,000	3,380,000
Total			6,769,405
Supranational 0.2%
Corporación Andina de Fomento
09/27/2021	2.125%	4,640,000	4,629,365
06/15/2022	4.375%	400,000	423,043
01/06/2023	2.750%	3,000,000	3,047,661
Inter-American Development Bank
10/15/2025	6.800%	2,500,000	3,192,695
07/15/2027	6.750%	4,000,000	5,365,992
International Bank for Reconstruction & Development(i)
09/17/2030	0.000%	1,550,000	1,212,736
North American Development Bank
10/26/2022	2.400%	1,950,000	1,971,781
Total			19,843,273
Technology 1.2%
Amphenol Corp.
04/01/2024	3.200%	416,000	432,043
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Analog Devices, Inc.
12/05/2026	3.500%	363,000	383,971
Apple, Inc.
02/09/2022	2.150%	3,460,000	3,491,085
02/09/2022	2.500%	540,000	549,076
01/13/2023	2.400%	3,464,000	3,530,838
05/11/2027	3.200%	3,025,000	3,242,234
09/12/2047	3.750%	1,849,000	2,102,849
Broadcom Corp./Cayman Finance Ltd.
01/15/2020	2.375%	2,240,000	2,238,316
Broadcom, Inc.(a)
10/15/2022	3.125%	6,175,000	6,254,003
CommScope Finance LLC(a)
03/01/2026	6.000%	675,000	686,187
CommScope Technologies LLC(a)
06/15/2025	6.000%	3,200,000	2,867,232
03/15/2027	5.000%	1,625,000	1,357,899
CommScope, Inc.(a)
06/15/2024	5.500%	250,000	236,009
Corning, Inc.
11/15/2057	4.375%	1,970,000	2,043,950
Dell International LLC/EMC Corp.(a)
06/15/2023	5.450%	1,750,000	1,904,079
06/15/2026	6.020%	870,000	982,267
Everi Payments, Inc.(a)
12/15/2025	7.500%	1,500,000	1,577,121
Fidelity National Information Services, Inc.
04/15/2023	3.500%	2,500,000	2,611,647
Fiserv, Inc.
07/01/2026	3.200%	1,249,000	1,304,586
Flex Ltd.
06/15/2029	4.875%	6,280,000	6,678,585
Flextronics International Ltd.
06/15/2025	4.750%	385,000	412,132
Genpact Luxembourg SARL
04/01/2022	3.700%	3,425,000	3,469,566
Global Payments, Inc.
02/15/2025	2.650%	890,000	894,406
08/15/2029	3.200%	820,000	840,006
08/15/2049	4.150%	2,125,000	2,245,791
Hewlett Packard Enterprise Co.(a)
10/04/2019	2.100%	3,275,000	3,273,369
Hewlett Packard Enterprise Co.(j)
10/15/2020	3.600%	690,000	699,621
Hewlett-Packard Enterprise Co.
10/05/2021	3.500%	155,000	158,591
HP, Inc.
06/01/2021	4.300%	1,671,000	1,731,631

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IBM Credit LLC
02/06/2023	3.000%	1,226,000	1,267,194
Infor US, Inc.
05/15/2022	6.500%	350,000	355,689
International Business Machines Corp.
05/15/2026	3.300%	4,430,000	4,701,400
Jabil, Inc.
12/15/2020	5.625%	1,000,000	1,038,680
Juniper Networks, Inc.
08/15/2029	3.750%	4,155,000	4,195,291
Marvell Technology Group Ltd.
06/22/2023	4.200%	3,740,000	3,944,062
Microchip Technology, Inc.
06/01/2021	3.922%	1,845,000	1,883,437
Microsoft Corp.
11/03/2045	4.450%	1,443,000	1,874,773
08/08/2046	3.700%	3,157,000	3,708,184
02/12/2055	4.000%	960,000	1,179,773
02/06/2057	4.500%	3,330,000	4,462,976
NXP BV/Funding LLC(a)
06/01/2021	4.125%	850,000	872,423
Oracle Corp.
11/15/2047	4.000%	1,557,000	1,785,742
Panasonic Corp.(a)
07/19/2022	2.536%	3,975,000	4,013,577
Seagate HDD Cayman
03/01/2024	4.875%	2,305,000	2,403,216
Sensata Technologies UK Financing Co. PLC(a)
02/15/2026	6.250%	2,825,000	3,006,153
SS&C Technologies, Inc.(a)
09/30/2027	5.500%	2,184,000	2,292,754
Texas Instruments, Inc.(c)
09/04/2029	2.250%	985,000	988,007
Texas Instruments, Inc.
03/15/2039	3.875%	675,000	791,848
Trimble, Inc.
06/15/2023	4.150%	345,000	362,919
Total			103,327,188
Tobacco 0.1%
Altria Group, Inc.
02/14/2029	4.800%	500,000	565,144
02/14/2039	5.800%	310,000	382,239
02/14/2049	5.950%	308,000	396,274
BAT Capital Corp.
08/15/2037	4.390%	700,000	703,474
08/15/2047	4.540%	1,705,000	1,707,737
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Imperial Brands Finance PLC(a)
07/21/2022	3.750%	1,007,000	1,041,008
Philip Morris International, Inc.
08/21/2042	3.875%	569,000	588,233
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,433,870
08/04/2041	7.000%	1,170,000	1,465,935
09/15/2043	6.150%	520,000	609,133
08/15/2045	5.850%	2,950,000	3,328,093
Total			12,221,140
Transportation Services 0.5%
ERAC U.S.A. Finance LLC(a)
10/01/2020	5.250%	2,500,000	2,575,760
11/15/2024	3.850%	2,500,000	2,677,250
12/01/2026	3.300%	3,435,000	3,579,689
03/15/2042	5.625%	1,689,000	2,158,555
11/01/2046	4.200%	1,041,000	1,144,211
FedEx Corp.
08/05/2029	3.100%	6,060,000	6,129,551
02/15/2048	4.050%	1,257,000	1,287,338
Penske Truck Leasing Co., LP/Finance Corp.(a)
04/01/2021	3.300%	2,000,000	2,028,370
02/01/2022	3.375%	1,200,000	1,227,683
08/01/2023	4.125%	5,245,000	5,570,022
01/29/2026	4.450%	1,120,000	1,222,848
Ryder System, Inc.
06/01/2021	3.500%	802,000	821,464
06/09/2023	3.750%	2,365,000	2,491,710
12/01/2023	3.875%	2,315,000	2,465,364
TTX Co.(a)
01/15/2025	3.600%	1,620,000	1,727,325
United Parcel Service, Inc.
04/01/2023	2.500%	1,857,000	1,888,385
09/01/2029	2.500%	2,505,000	2,532,169
09/01/2049	3.400%	935,000	976,908
Total			42,504,602
Wireless 0.4%
America Movil SAB de CV
03/30/2020	5.000%	87,000	88,387
07/16/2022	3.125%	200,000	205,876
American Tower Corp.
02/15/2024	5.000%	665,000	738,423
Digicel Group One Ltd.(a)
12/30/2022	8.250%	308,000	172,943
Digicel Group Two Ltd.(a)
09/30/2022	8.250%	292,000	56,224
SK Telecom Co., Ltd.(a)
04/16/2023	3.750%	2,490,000	2,612,637

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	45

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
11/15/2028	6.875%	700,000	779,582
03/15/2032	8.750%	325,000	406,934
Sprint Communications, Inc.(a)
03/01/2020	7.000%	1,805,000	1,842,001
Sprint Corp.
09/15/2023	7.875%	525,000	590,670
06/15/2024	7.125%	425,000	469,550
02/15/2025	7.625%	462,000	518,499
03/01/2026	7.625%	198,000	223,758
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	6,013,125	6,036,720
03/20/2025	4.738%	6,340,000	6,746,445
T-Mobile U.S.A., Inc.
03/01/2023	6.000%	524,000	533,286
01/15/2024	6.500%	925,000	963,878
01/15/2026	6.500%	591,000	635,722
02/01/2028	4.750%	961,000	1,011,629
Vodafone Group PLC
01/16/2024	3.750%	2,185,000	2,307,100
05/30/2025	4.125%	2,000,000	2,170,584
05/30/2048	5.250%	500,000	599,968
06/19/2049	4.875%	1,620,000	1,869,498
Total			31,580,314
Wirelines 0.9%
AT&T, Inc.
06/01/2024	3.550%	895,000	941,411
02/15/2030	4.300%	4,102,000	4,552,711
03/01/2037	5.250%	7,735,000	9,181,136
03/01/2039	4.850%	5,326,000	6,122,764
06/15/2044	4.800%	4,630,000	5,164,932
11/15/2046	5.150%	2,390,000	2,801,235
03/01/2047	5.450%	175,000	214,785
03/09/2049	4.550%	7,850,000	8,579,077
02/15/2050	5.150%	2,300,000	2,732,842
AT&T, Inc.(b)
3-month USD LIBOR + 1.180% 06/12/2024	3.616%	3,285,000	3,334,935
C&W Senior Financing DAC(a)
09/15/2027	6.875%	385,000	409,811
CenturyLink, Inc.
04/01/2020	5.625%	2,500,000	2,530,435
Deutsche Telekom International Finance BV(a)
06/21/2038	4.750%	4,405,000	5,110,721
Level 3 Financing, Inc.
01/15/2024	5.375%	50,000	51,027
Qwest Corp.
09/15/2025	7.250%	3,978,000	4,483,584
Telecom Italia Capital SA
06/04/2038	7.721%	755,000	869,212
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
02/15/2025	3.376%	622,000	659,935
03/16/2027	4.125%	2,733,000	3,048,142
08/10/2033	4.500%	3,875,000	4,568,431
11/01/2034	4.400%	2,000,000	2,320,798
08/21/2046	4.862%	3,480,000	4,333,703
09/15/2048	4.522%	1,570,000	1,883,408
04/15/2049	5.012%	2,000,000	2,562,554
Verizon Communications, Inc.(a)
12/03/2029	4.016%	530,000	597,806
Total			77,055,395
Total Corporate Bonds & Notes (Cost $2,525,705,717)			2,672,383,050

Foreign Government Obligations(l) 3.1%

Argentina 0.1%
Argentine Republic Government International Bond
04/22/2021	6.875%	3,950,000	1,659,462
01/26/2022	5.625%	550,000	218,674
01/11/2023	4.625%	3,875,000	1,512,990
04/22/2026	7.500%	2,000,000	771,048
01/26/2027	6.875%	700,000	266,124
Argentine Republic Government International Bond(k)
12/31/2033	0.000%	2,537,689	1,041,338
Argentine Republic Government International Bond(j)
12/31/2033	8.280%	1,934,812	773,072
Provincia de Buenos Aires(a)
06/09/2021	9.950%	3,370,000	1,299,179
02/15/2023	6.500%	1,070,000	379,806
YPF SA(a)
03/23/2021	8.500%	350,000	269,601
Total			8,191,294
Bahrain 0.0%
Bahrain Government International Bond(a)
10/12/2028	7.000%	700,000	803,513
Brazil 0.1%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	2,610,000	2,779,199
Brazilian Government International Bond
04/07/2026	6.000%	750,000	878,384
01/13/2028	4.625%	2,575,000	2,776,942
01/20/2034	8.250%	150,000	209,439
01/07/2041	5.625%	800,000	916,239
Petrobras Global Finance BV
01/17/2027	7.375%	3,950,000	4,689,092
Total			12,249,295

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.4%
CDP Financial, Inc.(a)
11/25/2019	4.400%	10,000,000	10,049,780
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	120,000	123,154
06/01/2027	5.250%	2,200,000	2,302,619
Ontario Teachers’ Finance Trust(a)
04/16/2021	2.750%	1,250,000	1,270,711
Province of Alberta
03/15/2028	3.300%	3,000,000	3,350,598
Province of British Columbia
09/01/2036	7.250%	2,000,000	3,375,774
Province of Manitoba
11/30/2020	2.050%	2,500,000	2,509,210
06/22/2026	2.125%	300,000	306,191
Province of Ontario
04/14/2020	4.400%	600,000	608,832
10/17/2023	3.400%	1,985,000	2,122,535
Province of Quebec(j)
02/27/2026	7.140%	1,230,000	1,603,723
03/02/2026	7.485%	2,000,000	2,648,574
Total			30,271,701
Chile 0.0%
Corporación Nacional del Cobre de Chile(a)
09/16/2025	4.500%	500,000	553,876
08/01/2027	3.625%	740,000	792,246
11/04/2044	4.875%	200,000	245,638
Empresa Nacional del Petroleo(a)
08/05/2026	3.750%	750,000	783,841
11/06/2029	5.250%	450,000	522,485
Total			2,898,086
China 0.0%
Industrial & Commercial Bank of China Ltd.(a),(j)
Junior Subordinated
12/31/2049	6.000%	200,000	201,425
Colombia 0.0%
Colombia Government International Bond
01/28/2026	4.500%	1,105,000	1,224,476
04/25/2027	3.875%	1,300,000	1,404,938
03/15/2029	4.500%	250,000	284,513
06/15/2045	5.000%	600,000	724,522
Total			3,638,449
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Croatia 0.0%
Croatia Government International Bond(a)
04/04/2023	5.500%	500,000	556,264
01/26/2024	6.000%	500,000	578,922
01/26/2024	6.000%	300,000	347,354
Total			1,482,540
Dominican Republic 0.1%
Dominican Republic International Bond(a)
05/06/2021	7.500%	2,666,667	2,808,064
05/06/2021	7.500%	66,667	70,202
01/28/2024	6.600%	785,000	873,678
01/27/2025	5.500%	100,000	107,168
01/27/2025	5.500%	100,000	107,168
01/29/2026	6.875%	1,000,000	1,144,071
01/25/2027	5.950%	450,000	494,560
07/19/2028	6.000%	1,400,000	1,548,432
07/19/2028	6.000%	275,000	304,156
Total			7,457,499
Ecuador 0.0%
Ecuador Government International Bond(a)
03/24/2020	10.500%	267,000	274,360
Egypt 0.1%
Egypt Government International Bond(a)
02/21/2023	5.577%	350,000	360,736
06/11/2025	5.875%	250,000	258,468
02/21/2028	6.588%	3,900,000	4,001,634
Total			4,620,838
El Salvador 0.0%
El Salvador Government International Bond(a)
12/01/2019	7.375%	1,195,000	1,200,710
Finland 0.0%
Republic of Finland
02/15/2026	6.950%	1,500,000	1,941,821
France 0.1%
Dexia Credit Local SA(a)
09/15/2021	1.875%	1,750,000	1,753,323
01/29/2022	2.875%	750,000	770,278
09/26/2023	3.250%	1,500,000	1,587,325
Total			4,110,926
Hong Kong 0.0%
CNAC HK Finbridge Co., Ltd(a)
03/14/2028	5.125%	1,850,000	2,107,818

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	47

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hungary 0.0%
Hungary Government International Bond
03/29/2021	6.375%	546,000	580,615
11/22/2023	5.750%	2,000,000	2,277,956
Total			2,858,571
India 0.0%
Export-Import Bank of India(a)
08/05/2026	3.375%	860,000	888,901
02/01/2028	3.875%	1,025,000	1,094,488
Total			1,983,389
Indonesia 0.2%
Indonesia Government International Bond(a)
01/17/2038	7.750%	1,000,000	1,536,507
Perusahaan Penerbit SBSN Indonesia III(a)
03/01/2028	4.400%	500,000	552,006
02/20/2029	4.450%	1,400,000	1,563,708
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%	770,000	955,801
PT Pertamina Persero(a)
05/20/2043	5.625%	250,000	301,037
PT Perusahaan Gas Negara Persero Tbk(a)
05/16/2024	5.125%	925,000	1,012,545
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%	5,000,000	5,337,175
05/21/2028	5.450%	2,000,000	2,342,574
05/21/2028	5.450%	500,000	585,644
01/25/2029	5.375%	200,000	235,181
Total			14,422,178
Iraq 0.0%
Iraq International Bond(a)
03/09/2023	6.752%	1,300,000	1,332,210
01/15/2028	5.800%	750,000	733,906
Total			2,066,116
Israel 0.0%
Israel Electric Corp., Ltd.(a)
08/14/2028	4.250%	3,100,000	3,407,520
Italy 0.3%
Republic of Italy
09/27/2023	6.875%	15,850,000	18,284,481
Republic of Italy Government International Bond
06/15/2033	5.375%	8,205,000	9,600,916
Total			27,885,397
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ivory Coast 0.0%
Ivory Coast Government International Bond(a),(j)
12/31/2032	5.750%	880,000	871,655
Japan 0.1%
Japan Bank for International Cooperation
02/24/2020	2.250%	1,400,000	1,401,011
05/23/2024	2.500%	600,000	621,388
Japan Finance Organization for Municipalities(a)
04/20/2022	2.625%	1,600,000	1,633,630
03/12/2024	3.000%	400,000	421,094
Total			4,077,123
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/24/2025	4.750%	950,000	1,036,688
04/19/2027	4.750%	1,725,000	1,890,029
04/19/2027	4.750%	300,000	328,701
04/24/2030	5.375%	2,050,000	2,376,370
04/24/2030	5.375%	500,000	579,603
Total			6,211,391
Kenya 0.0%
Kenya Government International Bond(a)
05/22/2027	7.000%	400,000	422,496
Mexico 0.6%
Banco Nacional de Comercio Exterior SNC(a),(j)
Subordinated
08/11/2026	3.800%	400,000	405,390
Mexico City Airport Trust(a)
10/31/2026	4.250%	1,435,000	1,439,304
07/31/2047	5.500%	2,150,000	2,153,758
Mexico Government International Bond
01/11/2028	3.750%	400,000	418,243
04/22/2029	4.500%	2,515,000	2,780,956
Pemex Project Funding Master Trust
03/05/2020	6.000%	3,000,000	3,037,230
01/21/2021	5.500%	1,600,000	1,633,206
06/15/2038	6.625%	50,000	46,836
Petroleos Mexicanos
02/04/2021	6.375%	2,625,000	2,708,407
03/13/2022	5.375%	5,650,000	5,784,267
12/20/2022	1.700%	358,750	354,817
01/15/2025	4.250%	300,000	287,729
08/04/2026	6.875%	4,810,000	5,052,895
03/13/2027	6.500%	10,823,000	11,090,198
02/12/2028	5.350%	625,000	592,547
01/23/2029	6.500%	5,420,000	5,502,059
01/23/2045	6.375%	940,000	866,945
01/23/2046	5.625%	300,000	256,567
09/21/2047	6.750%	7,669,000	7,263,203

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/12/2048	6.350%	770,000	708,475
Total			52,383,032
Netherlands 0.1%
Petrobras Global Finance BV
02/01/2029	5.750%	1,700,000	1,842,214
03/19/2049	6.900%	1,955,000	2,220,659
Total			4,062,873
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	942,000	927,908
Panama 0.0%
Panama Government International Bond
09/22/2024	4.000%	400,000	432,723
03/16/2025	3.750%	200,000	214,739
01/26/2036	6.700%	840,000	1,227,759
Total			1,875,221
Paraguay 0.0%
Paraguay Government International Bond(a)
01/25/2023	4.625%	400,000	423,787
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2025	4.750%	1,070,000	1,174,815
Peruvian Government International Bond
03/14/2037	6.550%	1,785,000	2,712,665
11/18/2050	5.625%	150,000	229,403
Petroleos del Peru SA(a)
06/19/2032	4.750%	3,150,000	3,554,652
Total			7,671,535
Philippines 0.0%
Philippine Government International Bond
01/15/2032	6.375%	400,000	563,142
10/23/2034	6.375%	275,000	404,665
Total			967,807
Poland 0.0%
Poland Government International Bond
03/17/2023	3.000%	300,000	311,910
Qatar 0.1%
Nakilat, Inc.(a)
12/31/2033	6.067%	1,164,000	1,428,314
Qatar Government International Bond(a)
04/23/2028	4.500%	840,000	985,486
04/23/2048	5.103%	1,910,000	2,556,172
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ras Laffan Liquefied Natural Gas Co., Ltd. II(a)
09/30/2020	5.298%	273,552	277,682
Total			5,247,654
Romania 0.1%
Romanian Government International Bond(a)
08/22/2023	4.375%	150,000	160,462
06/15/2048	5.125%	4,400,000	5,136,767
Total			5,297,229
Russian Federation 0.1%
Russian Foreign Bond - Eurobond(a)
09/16/2023	4.875%	200,000	218,706
05/27/2026	4.750%	1,600,000	1,750,261
06/23/2027	4.250%	1,000,000	1,065,880
04/04/2042	5.625%	800,000	989,391
Total			4,024,238
Saudi Arabia 0.1%
Saudi Arabia Government International Bond(a)
04/17/2025	4.000%	2,530,000	2,760,354
Saudi Government International Bond(a)
04/17/2030	4.500%	750,000	876,395
10/26/2046	4.500%	230,000	267,936
01/16/2050	5.250%	1,977,000	2,556,330
Total			6,461,015
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%	2,300,000	2,307,335
08/06/2023	6.750%	200,000	205,286
02/11/2025	7.125%	950,000	978,155
08/10/2028	6.350%	1,400,000	1,517,015
Republic of South Africa Government International Bond
10/12/2028	4.300%	1,225,000	1,222,004
South Africa Government International Bond
01/17/2024	4.665%	640,000	674,220
Total			6,904,015
South Korea 0.0%
Export-Import Bank of Korea
12/30/2020	2.625%	400,000	403,063
Korea Development Bank (The)
03/11/2020	2.500%	300,000	300,741
09/14/2022	3.000%	200,000	205,731
Total			909,535

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	49

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Turkey 0.1%
Turkey Government International Bond
03/30/2021	5.625%	3,400,000	3,440,664
03/23/2023	3.250%	680,000	620,517
02/05/2025	7.375%	1,479,000	1,533,127
Total			5,594,308
Ukraine 0.1%
Ukraine Government International Bond(a)
09/01/2020	7.750%	595,000	611,363
09/01/2021	7.750%	2,710,000	2,825,638
09/01/2022	7.750%	2,410,000	2,552,870
02/01/2024	8.994%	1,400,000	1,548,382
Total			7,538,253
United Arab Emirates 0.0%
DP World Crescent Ltd.(a)
09/26/2028	4.848%	540,000	600,574
DP World Ltd.(a)
07/02/2037	6.850%	300,000	405,367
Total			1,005,941
United States 0.0%
Citgo Holding, Inc.(a)
08/01/2024	9.250%	375,000	396,556
Uruguay 0.0%
Uruguay Government International Bond
10/27/2027	4.375%	615,000	683,770
Virgin Islands 0.0%
CNPC General Capital Ltd.(a)
11/25/2019	2.700%	300,000	300,335
Sinopec Group Overseas Development Ltd.(a)
04/28/2025	3.250%	400,000	416,394
04/28/2025	3.250%	300,000	312,295
Total			1,029,024
Total Foreign Government Obligations (Cost $256,192,089)			259,371,722

Inflation-Indexed Bonds 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.9%
U.S. Treasury Inflation-Indexed Bond
04/15/2024	0.500%	19,499,328	19,906,530
07/15/2024	0.125%	3,478,937	3,507,866
07/15/2029	0.250%	21,833,653	22,478,659
02/15/2049	1.000%	23,475,040	27,791,191
Total			73,684,246
Total Inflation-Indexed Bonds (Cost $70,746,145)			73,684,246

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.1%
Chicago O’Hare International Airport
Refunding Revenue Bonds
Taxable Senior Lien
Series 2018C
01/01/2049	4.472%	1,630,000	2,114,697
01/01/2054	4.572%	1,630,000	2,151,078
Total			4,265,775
Higher Education 0.1%
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	6,031,626
University of Texas System (The)
Revenue Bonds
Taxable Permanent University Fund
Series 2017
07/01/2047	3.376%	3,025,000	3,383,856
University of Virginia
Revenue Bonds
Taxable
Series 2017C
09/01/2117	4.179%	725,000	936,584
Total			10,352,066
Local General Obligation 0.1%
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	4,298,212

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
07/01/2034	5.750%	2,685,000	3,591,698
Total			7,889,910
Municipal Power 0.0%
Los Angeles Department of Water & Power System
Revenue Bonds
Series 2010 (BAM)
07/01/2045	6.574%	1,595,000	2,630,490
Sales Tax 0.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax(m)
Revenue Bonds
Series 2019A-1
07/01/2058	5.000%	1,100,000	1,146,926
Special Non Property Tax 0.0%
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,557,625
State General Obligation 0.0%
State of California
Unlimited General Obligation Bonds
Build America Bonds
Series 2010
03/01/2040	7.625%	800,000	1,334,576
Turnpike / Bridge / Toll Road 0.1%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	3,149,318
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	2,320,164
Total			5,469,482
Total Municipal Bonds (Cost $31,624,254)			35,646,850

Residential Mortgage-Backed Securities - Agency 23.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
04/01/2021	9.000%	16	16
03/01/2022- 08/01/2022	8.500%	2,768	2,864
08/01/2024- 02/01/2025	8.000%	15,276	16,387
10/01/2028- 07/01/2032	7.000%	212,158	245,840
03/01/2031- 03/01/2047	3.000%	54,712,505	56,253,210
10/01/2031- 07/01/2037	6.000%	709,244	815,886
02/01/2032	2.500%	21,064,566	21,426,176
04/01/2033- 09/01/2039	5.500%	1,328,750	1,493,601
05/01/2033- 05/01/2049	3.500%	165,696,500	173,155,540
10/01/2039- 08/01/2048	5.000%	3,683,068	3,955,209
09/01/2040- 01/01/2049	4.000%	34,123,233	36,312,891
09/01/2040- 10/01/2048	4.500%	17,870,535	18,938,574
CMO Series 2060 Class Z
05/15/2028	6.500%	171,943	192,751
CMO Series 2310 Class Z
04/15/2031	6.000%	131,273	147,413
CMO Series 2725 Class TA
12/15/2033	4.500%	1,525,000	1,785,715
CMO Series 2882 Class ZC
11/15/2034	6.000%	4,942,292	5,702,844
CMO Series 2953 Class LZ
03/15/2035	6.000%	2,369,893	3,036,702
CMO Series 3028 Class ZE
09/15/2035	5.500%	122,326	157,572
CMO Series 3032 Class PZ
09/15/2035	5.800%	290,835	410,120
CMO Series 3071 Class ZP
11/15/2035	5.500%	6,422,318	8,200,299
CMO Series 3121 Class EZ
03/15/2036	6.000%	142,962	163,190
CMO Series 3181 Class AZ
07/15/2036	6.500%	93,682	106,813
CMO Series 353 Class 300
12/15/2046	3.000%	12,723,987	13,218,728
CMO Series 3740 Class BA
10/15/2040	4.000%	3,000,000	3,399,207
CMO Series 3741 Class PD
10/15/2040	4.000%	1,855,000	2,116,632

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	51

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3747 Class HY
10/15/2040	4.500%	2,991,000	3,528,109
CMO Series 3753 Class KZ
11/15/2040	4.500%	6,048,713	7,146,759
CMO Series 3769 Class ZC
12/15/2040	4.500%	7,174,369	7,950,023
CMO Series 3809 Class HZ
02/15/2041	4.000%	2,476,175	2,758,102
CMO Series 3841 Class JZ
04/15/2041	5.000%	746,425	878,716
CMO Series 3888 Class ZG
07/15/2041	4.000%	1,596,374	1,731,388
CMO Series 3926 Class NY
09/15/2041	4.000%	1,000,000	1,089,122
CMO Series 3928 Class MB
09/15/2041	4.500%	2,435,000	2,755,561
CMO Series 3934 Class CB
10/15/2041	4.000%	6,000,000	6,611,102
CMO Series 3963 Class JB
11/15/2041	4.500%	7,142,422	8,420,306
CMO Series 3982 Class TZ
01/15/2042	4.000%	1,353,683	1,526,838
CMO Series 4013 Class PL
03/15/2042	3.500%	1,281,000	1,488,652
CMO Series 4027 Class AB
12/15/2040	4.000%	4,140,763	4,438,962
CMO Series 4034 Class PB
04/15/2042	4.500%	730,566	926,583
CMO Series 4057 Class ZB
06/15/2042	3.500%	5,138,507	5,545,734
CMO Series 4057 Class ZL
06/15/2042	3.500%	9,830,699	10,807,109
CMO Series 4059 Class DY
06/15/2042	3.500%	5,074,000	5,642,808
CMO Series 4077 Class KM
11/15/2041	3.500%	840,482	876,206
CMO Series 4091 Class KB
08/15/2042	3.000%	6,500,000	6,872,523
CMO Series 4182 Class QN
02/15/2033	3.000%	4,421,423	4,516,184
CMO Series 4247 Class AY
09/15/2043	4.500%	1,500,000	1,828,452
CMO Series 4361 Class VB
02/15/2038	3.000%	6,183,756	6,281,423
CMO Series 4396 Class PZ
06/15/2037	3.000%	714,449	750,870
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4421 Class PB
12/15/2044	4.000%	5,941,237	6,761,354
CMO Series 4440 Class ZX
01/15/2045	4.000%	10,771,731	12,520,397
CMO Series 4463 Class ZA
04/15/2045	4.000%	4,755,679	5,475,467
CMO Series 4495 Class PA
09/15/2043	3.500%	484,923	503,855
CMO Series 4496 Class PZ
07/15/2045	2.500%	634,516	626,072
CMO Series 4627 Class PL
10/15/2046	3.000%	2,541,000	2,748,930
CMO Series 4649 Class BP
01/15/2047	3.500%	2,286,452	2,476,091
CMO Series 4745 Class VD
01/15/2040	4.000%	5,493,630	6,026,706
CMO Series 4758 Class HA
06/15/2045	4.000%	3,986,861	4,098,248
CMO Series 4767 Class HN
03/15/2048	3.500%	4,621,584	4,922,865
CMO Series 4771 Class HZ
03/15/2048	3.500%	8,430,576	9,075,738
CMO Series 4774 Class KA
12/15/2045	4.500%	7,509,707	7,760,681
CMO Series 4776 Class DW
09/15/2044	4.000%	10,000,000	10,468,280
CMO Series 4793 Class CD
06/15/2048	3.000%	4,920,983	4,979,724
CMO Series 4800 Class KG
11/15/2045	3.500%	5,000,000	5,190,548
CMO Series 4830 Class AP
02/15/2047	4.000%	8,995,683	9,658,089
CMO Series 4839 Class A
04/15/2051	4.000%	6,126,399	6,556,239
CMO Series 4846 Class MC
06/15/2046	4.000%	18,677,709	19,001,039
Federal Home Loan Mortgage Corp.(b)
CMO Series 1486 Class FA
1-month USD LIBOR + 1.300% Floor 1.300%, Cap 10.000% 04/15/2023	3.495%	251,887	255,821
CMO Series 2380 Class F
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 8.500% 11/15/2031	2.645%	288,161	289,280

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2557 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 01/15/2033	2.595%	626,711	628,209
CMO Series 2962 Class PF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 7.000% 03/15/2035	2.445%	307,256	304,636
CMO Series 2981 Class FU
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 05/15/2030	2.395%	480,481	478,512
CMO Series 3065 Class EB
-3.0 x 1-month USD LIBOR + 19.890% Cap 19.890% 11/15/2035	13.305%	583,917	866,915
CMO Series 3081 Class GC
-3.7 x 1-month USD LIBOR + 23.833% Cap 23.833% 12/15/2035	15.785%	1,017,961	1,621,584
CMO Series 3085 Class FV
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 8.000% 08/15/2035	2.895%	1,092,195	1,108,581
CMO Series 3564 Class FC
1-month USD LIBOR + 1.250% Floor 1.250%, Cap 6.500% 01/15/2037	3.480%	398,352	412,455
CMO Series 3785 Class LS
-2.0 x 1-month USD LIBOR + 9.900% Cap 9.900% 01/15/2041	5.510%	2,032,007	2,418,511
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	65,011	69,387
CMO Series 3973 Class FP
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 12/15/2026	2.495%	802,982	804,501
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	2.802%	443,466	442,961
CMO Series 4203 Class QF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 05/15/2043	2.445%	4,828,244	4,823,378
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4238 Class FD
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 02/15/2042	2.495%	2,187,467	2,190,521
CMO Series 4311 Class PF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 6.500% 06/15/2042	2.545%	275,844	276,241
CMO Series 4364 Class FE
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 12/15/2039	2.495%	419,175	419,601
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 2014-4313 Class MS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	3.955%	11,341,057	1,592,090
CMO Series 3404 Class AS
-1.0 x 1-month USD LIBOR + 5.895% Cap 5.895% 01/15/2038	3.700%	3,367,119	607,576
CMO Series 3578 Class DI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 04/15/2036	4.455%	5,209,332	961,140
CMO Series 3892 Class SC
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2041	3.755%	7,969,394	1,385,773
CMO Series 4087 Class SC
-1.0 x 1-month USD LIBOR + 5.550% Cap 5.550% 07/15/2042	3.355%	10,707,065	1,562,426
Federal Home Loan Mortgage Corp.(f),(g)
CMO Series 3833 Class LI
10/15/2040	1.898%	14,988,361	745,837
Federal Home Loan Mortgage Corp.(g)
CMO Series 4698 Class BI
07/15/2047	5.000%	30,100,382	5,212,847
Federal Home Loan Mortgage Corp.(b),(d),(e)
CMO Series 4910 Class SG
1-month LIBID + 6.050% Cap 6.050% 09/25/2049	3.884%	36,495,749	7,561,919

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	53

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f),(g)
CMO Series K051 Class X1
09/25/2025	0.681%	18,830,019	540,113
CMO Series K058 Class X1
08/25/2026	1.056%	2,460,555	137,577
CMO Series KW02 Class X1
12/25/2026	0.443%	11,583,135	176,192
Federal National Mortgage Association
04/01/2023	8.500%	163	164
06/01/2024	9.000%	1,889	1,905
02/01/2025- 08/01/2027	8.000%	32,940	36,252
03/01/2026- 07/01/2038	7.000%	727,416	855,881
04/01/2027- 06/01/2032	7.500%	61,059	69,003
05/01/2029- 10/01/2040	6.000%	2,434,813	2,779,467
08/01/2029- 02/01/2048	3.000%	102,742,209	105,592,172
06/01/2030	4.960%	1,043,475	1,233,839
01/01/2031- 11/01/2046	2.500%	5,593,438	5,663,594
03/01/2033- 04/01/2041	5.500%	1,213,081	1,359,827
10/01/2033- 06/01/2049	3.500%	236,003,100	245,648,221
07/01/2039- 10/01/2041	5.000%	4,681,985	5,150,210
10/01/2040- 12/01/2048	4.500%	23,132,642	24,572,905
02/01/2041- 06/01/2049	4.000%	101,717,166	108,151,584
CMO Series 2003-22 Class Z
04/25/2033	6.000%	171,773	195,309
CMO Series 2003-33 Class PT
05/25/2033	4.500%	12,183	13,363
CMO Series 2003-82 Class Z
08/25/2033	5.500%	171,954	195,031
CMO Series 2005-110 Class GL
12/25/2035	5.500%	2,002,371	2,295,263
CMO Series 2005-68 Class KZ
08/25/2035	5.750%	16,364,566	18,815,586
CMO Series 2007-50 Class DZ
06/25/2037	5.500%	981,117	1,117,789
CMO Series 2009-100 Class PL
12/25/2039	5.000%	770,652	940,181
CMO Series 2009-111 Class DA
12/25/2039	5.000%	57,947	58,718
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-134 Class DB
12/25/2040	4.500%	10,000,000	11,595,897
CMO Series 2010-139 Class HA
11/25/2040	4.000%	2,000,000	2,232,059
CMO Series 2010-37 Class A1
05/25/2035	5.410%	906,947	948,487
CMO Series 2010-81 Class PB
08/25/2040	5.000%	829,499	1,000,542
CMO Series 2011-18 Class ZK
03/25/2041	4.000%	7,610,297	8,260,202
CMO Series 2011-53 Class WT
06/25/2041	4.500%	702,036	776,583
CMO Series 2012-103 Class PY
09/25/2042	3.000%	1,000,000	1,070,055
CMO Series 2012-112 Class DA
10/25/2042	3.000%	19,209,963	19,780,413
CMO Series 2012-121 Class GZ
11/25/2042	3.500%	11,808,658	13,080,450
CMO Series 2012-68 Class ZA
07/25/2042	3.500%	8,441,712	9,335,458
CMO Series 2013-106 Class LA
08/25/2041	4.000%	3,944,491	4,210,077
CMO Series 2013-126 Class ZA
07/25/2032	4.000%	14,153,835	15,223,425
CMO Series 2013-15 Class BL
03/25/2043	2.500%	2,323,879	2,337,901
CMO Series 2013-16 Class GD
03/25/2033	3.000%	9,511,589	9,601,957
CMO Series 2013-17 Class JP
03/25/2043	3.000%	650,000	686,079
CMO Series 2013-66 Class AP
05/25/2043	6.000%	1,441,954	1,620,826
CMO Series 2015-18 Class NB
04/25/2045	3.000%	2,002,796	2,128,288
CMO Series 2016-25 Class LB
05/25/2046	3.000%	5,000,000	5,344,668
CMO Series 2016-9 Class A
09/25/2043	3.000%	661,962	673,644
CMO Series 2017-107 Class JM
01/25/2048	3.000%	6,445,481	6,724,344
CMO Series 2017-82 Class ML
10/25/2047	4.000%	546,948	639,526
CMO Series 2017-82 Class PL
10/25/2047	3.000%	1,062,000	1,092,746
CMO Series 2017-89 Class CY
11/25/2047	3.000%	2,377,511	2,556,221

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-38 Class PA
06/25/2047	3.500%	3,295,700	3,389,365
CMO Series 2018-55 Class PA
01/25/2047	3.500%	12,319,156	12,744,608
CMO Series 2018-64 Class ET
09/25/2048	3.000%	9,206,839	9,392,349
CMO Series 2018-94D Class KD
12/25/2048	3.500%	6,890,912	6,997,878
CMO Series 98-17 Class Z
04/18/2028	6.500%	152,053	168,370
Federal National Mortgage Association(c)
10/16/2033- 09/12/2049	3.000%	50,531,000	51,571,527
09/12/2043	2.500%	11,225,000	11,292,673
09/12/2049	3.500%	25,250,000	25,952,266
09/12/2049	4.500%	34,652,000	36,482,059
09/12/2049	5.000%	8,000,000	8,542,500
Federal National Mortgage Association(b)
6-month USD LIBOR + 1.445% Floor 1.445%, Cap 9.863% 04/01/2034	3.986%	94,492	97,185
CMO Series 2002-59 Class HF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 8.000% 08/17/2032	2.532%	239,106	239,287
CMO Series 2003-134 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 9.500% 12/25/2032	2.745%	1,693,057	1,711,891
CMO Series 2004-93 Class FC
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 12/25/2034	2.345%	887,236	883,975
CMO Series 2006-71 Class SH
-2.6 x 1-month USD LIBOR + 15.738% Cap 15.738% 05/25/2035	10.111%	248,515	321,868
CMO Series 2007-90 Class F
1-month USD LIBOR + 0.490% Floor 0.490%, Cap 7.000% 09/25/2037	2.635%	562,700	565,529
CMO Series 2007-W7 Class 1A4
-6.0 x 1-month USD LIBOR + 39.180% Cap 39.180% 07/25/2037	26.309%	111,635	196,575
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2008-15 Class AS
-5.0 x 1-month USD LIBOR + 33.000% Cap 33.000% 08/25/2036	22.274%	552,129	951,808
CMO Series 2010-135 Class FD
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 06/25/2039	2.645%	1,613,987	1,617,471
CMO Series 2010-142 Class HS
-2.0 x 1-month USD LIBOR + 10.000% Cap 10.000% 12/25/2040	5.541%	1,124,332	1,323,460
CMO Series 2010-150 Class FL
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 7.000% 10/25/2040	2.695%	512,564	515,798
CMO Series 2010-74 Class WF
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 7.000% 07/25/2034	2.745%	908,449	917,450
CMO Series 2010-86 Class FE
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 08/25/2025	2.595%	699,163	699,763
CMO Series 2011-99 Class KF
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 7.000% 10/25/2026	2.445%	774,412	774,834
CMO Series 2012-1 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 02/25/2042	2.645%	2,284,039	2,293,443
CMO Series 2012-115 Class MT
-3.0 x 1-month USD LIBOR + 13.500% Cap 4.500% 10/25/2042	4.500%	2,011,880	2,065,778
CMO Series 2012-14 Class FB
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 7.000% 08/25/2037	2.595%	146,108	146,545
CMO Series 2012-47 Class HF
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 6.500% 05/25/2027	2.545%	1,223,477	1,229,593
CMO Series 2012-73 Class LF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 06/25/2039	2.595%	1,286,170	1,288,520

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	55

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-32 Class GT
-4.5 x 1-month USD LIBOR + 18.000% Cap 4.500% 01/25/2043	4.500%	1,928,491	1,999,810
CMO Series 2017-82 Class FG
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 11/25/2032	2.395%	2,195,414	2,184,119
Federal National Mortgage Association(b),(g)
CMO Series 2004-29 Class PS
-1.0 x 1-month USD LIBOR + 7.600% Cap 7.600% 05/25/2034	5.455%	2,199,656	383,491
CMO Series 2006-43 Class SJ
-1.0 x 1-month USD LIBOR + 6.590% Cap 6.590% 06/25/2036	4.445%	1,741,078	261,806
CMO Series 2009-100 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 12/25/2039	4.055%	5,634,936	861,042
CMO Series 2009-87 Class NS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 11/25/2039	4.105%	9,118,026	1,442,485
CMO Series 2010-131 Class SA
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/25/2040	4.455%	6,945,086	1,486,770
CMO Series 2010-21 Class SA
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 03/25/2040	4.105%	13,422,783	2,470,136
CMO Series 2010-57 Class SA
-1.0 x 1-month USD LIBOR + 6.450% Cap 6.450% 06/25/2040	4.305%	3,272,617	478,626
CMO Series 2011-47 Class GS
-1.0 x 1-month USD LIBOR + 5.930% Cap 5.930% 06/25/2041	3.785%	11,247,836	1,290,447
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-17 Class MS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2027	4.555%	7,511,014	774,587
CMO Series 2013-10 Class SJ
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 02/25/2043	4.005%	10,242,813	1,818,787
CMO Series 2014-40 Class HS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 07/25/2044	4.555%	6,883,233	1,529,123
CMO Series 2014-52 Class SL
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2044	3.955%	12,801,234	2,107,431
CMO Series 2016-19 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2046	3.955%	10,857,654	1,408,594
CMO Series 2016-32 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/25/2034	3.955%	4,969,881	693,789
CMO Series 2016-60 Class QS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	3.955%	14,122,235	2,380,748
CMO Series 2016-60 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2046	4.105%	13,751,203	2,325,539
CMO Series 2016-82 Class SG
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/25/2046	3.955%	17,822,768	3,175,237
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	4.505%	8,948,544	1,664,964

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-26 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2047	4.005%	12,569,129	2,131,071
CMO Series 2017-57 Class SD
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 08/25/2047	1.805%	16,775,932	1,368,292
CMO Series 2018-61 Class SA
1-month USD LIBOR + 6.200% Cap 6.200% 08/25/2048	4.055%	7,214,480	1,255,456
CMO Series 2019-35 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2049	4.005%	31,561,847	4,829,670
CMO Series 2019-39 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/25/2049	3.955%	34,121,197	5,527,395
Federal National Mortgage Association(g)
CMO Series 2013-16 Class MI
03/25/2043	4.000%	9,435,572	1,170,142
CMO Series 2013-23 Class AI
03/25/2043	5.000%	13,974,858	2,340,912
Federal National Mortgage Association(f)
CMO Series 2016-40 Class GA
07/25/2046	4.610%	5,106,642	5,333,346
Federal National Mortgage Association(n)
CMO Series G93-28 Class E
07/25/2022	0.000%	126,577	122,800
Government National Mortgage Association
05/15/2040- 10/20/2048	5.000%	10,917,688	11,667,068
05/20/2041- 08/20/2048	4.500%	24,124,565	25,341,846
02/15/2042- 10/20/2048	4.000%	30,817,133	32,243,399
03/20/2046- 09/20/2047	3.500%	43,029,024	44,908,665
09/20/2046- 11/20/2047	3.000%	25,081,424	25,963,373
01/20/2061	5.304%	26,975	27,120
04/20/2061	4.310%	2,225	2,424
01/20/2062	4.391%	4,943	5,037
03/20/2062	4.314%	28,728	28,837
05/20/2062	4.295%	36,355	36,685
05/20/2062	4.331%	31,368	31,918
06/20/2062	4.416%	26,359	26,464
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/20/2062	4.635%	15,172	15,316
08/20/2062	4.450%	77,166	77,623
10/20/2062	4.398%	21,777	22,083
03/20/2063	4.453%	52,776	53,462
04/20/2063	4.525%	53,553	54,375
04/20/2063	5.037%	1,136	1,154
06/20/2063	4.365%	3,203,394	3,265,497
01/20/2064	4.506%	17,021	17,264
01/20/2064	4.671%	315,650	336,702
02/20/2064	4.615%	419,197	457,252
05/20/2064	4.670%	301,247	324,486
06/20/2064	4.215%	423,730	450,289
12/20/2064	4.624%	4,057,191	4,449,187
02/20/2065	4.576%	328,008	357,148
01/20/2066	4.519%	2,789,558	3,064,496
01/20/2066	4.548%	809,801	891,220
01/20/2066	4.577%	984,540	1,079,978
02/20/2066	4.469%	3,443,974	3,823,529
02/20/2066	4.531%	2,396,202	2,640,175
04/20/2066	4.565%	2,463,668	2,715,575
07/20/2066	4.649%	507,750	551,621
08/20/2066	4.607%	1,050,245	1,175,270
12/20/2066	4.427%	510,606	569,820
12/20/2066	4.534%	662,321	738,408
12/20/2066	4.567%	2,000,139	2,176,224
01/20/2067	4.597%	388,116	422,031
04/20/2067	4.555%	2,771,119	3,095,763
04/20/2067	4.563%	440,337	477,986
06/20/2067	4.454%	1,942,046	2,164,781
06/20/2067	4.627%	803,359	906,644
08/20/2067	4.620%	775,143	832,232
08/20/2067	4.641%	2,258,208	2,561,650
08/20/2067	4.663%	962,336	1,089,308
CMO Series 2005-45 Class ZA
06/16/2035	6.000%	1,284,083	1,813,843
CMO Series 2009-104 Class YD
11/20/2039	5.000%	3,639,593	4,047,499
CMO Series 2009-55 Class LX
07/20/2039	5.000%	3,918,677	4,354,648
CMO Series 2009-67 Class DB
08/20/2039	5.000%	4,496,695	4,927,512
CMO Series 2010-120 Class AY
09/20/2040	4.000%	4,755,301	5,168,075
CMO Series 2010-135 Class PE
10/16/2040	4.000%	11,742,973	12,736,155
CMO Series 2011-22 Class PL
02/20/2041	5.000%	1,935,000	2,379,387
CMO Series 2013-116 Class BY
08/16/2043	4.000%	3,648,396	4,260,794
CMO Series 2013-170 Class WZ
11/16/2043	3.000%	790,888	835,367

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	57

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H07 Class JA
03/20/2063	1.750%	422,115	420,261
CMO Series 2014-3 Class EP
02/16/2043	2.750%	15,588,562	15,959,557
CMO Series 2018-115 Class DE
08/20/2048	3.500%	6,064,110	6,221,897
CMO Series 2018-53 Class AL
11/20/2045	3.500%	733,755	778,862
CMO Series 2019-H04 Class NA
09/20/2068	3.500%	962,848	1,036,391
Government National Mortgage Association(c)
10/23/2047	4.000%	36,300,000	37,815,100
09/20/2048	5.000%	2,550,000	2,678,695
10/18/2048- 09/19/2049	3.000%	63,416,000	65,302,346
Government National Mortgage Association(b)
1-year CMT + 1.136% 03/20/2066	3.496%	560,812	570,096
1-year CMT + 0.689% 04/20/2066	3.030%	685,443	693,200
CMO Series 2003-60 Class GS
-1.7 x 1-month USD LIBOR + 12.417% Cap 12.417% 05/16/2033	8.754%	243,558	264,087
CMO Series 2006-37 Class AS
-6.0 x 1-month USD LIBOR + 39.660% Cap 39.660% 07/20/2036	26.627%	1,091,590	2,041,400
CMO Series 2010-H03 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.690% 03/20/2060	2.954%	918,064	919,631
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 13.898% 08/20/2058	2.730%	348,957	348,084
CMO Series 2011-114 Class KF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 03/20/2041	2.622%	382,571	382,877
CMO Series 2011-H03 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.650% 01/20/2061	2.880%	1,225,484	1,226,337
CMO Series 2012-H20 Class BA
1-month USD LIBOR + 0.560% Floor 0.560% 09/20/2062	2.940%	315,149	315,719
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	3.080%	13,777	13,826
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	3.030%	12,284	12,319
CMO Series 2012-H22 Class FD
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 5.290% 01/20/2061	2.850%	64,079	64,085
CMO Series 2012-H25 Class FA
1-month USD LIBOR + 0.700% Floor 0.700% 12/20/2061	3.080%	198,196	198,559
CMO Series 2013-115 Class EF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 04/16/2028	2.447%	461,837	461,143
CMO Series 2013-135 Class FH
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 7.500% 09/16/2043	2.347%	1,603,230	1,601,810
CMO Series 2013-H02 Class FD
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 10.500% 12/20/2062	2.720%	413,738	412,606
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	2.780%	45,092	44,965
CMO Series 2013-H08 Class BF
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 10.000% 03/20/2063	2.780%	2,272,896	2,267,549
CMO Series 2013-H14 Class FD
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 11.000% 06/20/2063	2.850%	1,922,513	1,922,519
CMO Series 2013-H17 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 07/20/2063	2.930%	684,448	685,587
CMO Series 2013-H18 Class EA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.190% 07/20/2063	2.880%	684,264	684,726

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H19 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2063	2.980%	4,669,427	4,680,998
CMO Series 2015-H26 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2065	2.980%	507,542	508,619
CMO Series 2015-H31 Class FT
1-month USD LIBOR + 0.650% Floor 0.650% 11/20/2065	3.030%	4,680,370	4,701,030
CMO Series 2016-H04 Class FG
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 999.000% 12/20/2061	3.080%	77,217	77,415
CMO Series 2016-H13 Class FT
1-month USD LIBOR + 0.580% Floor 0.580%, Cap 11.000% 05/20/2066	2.960%	7,458,455	7,470,723
CMO Series 2017-H03 Class FB
1-month USD LIBOR + 0.650% Floor 0.650% 06/20/2066	3.030%	4,994,656	5,012,698
CMO Series 2017-H19 Class FA
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 08/20/2067	2.830%	22,486,580	22,479,164
CMO Series 2018-H04 Class FM
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 11.000% 03/20/2068	2.680%	4,337,396	4,314,404
CMO Series 2019-H01 Class FL
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 12/20/2068	2.830%	942,776	942,024
CMO Series 2019-H05 Class FT
1-year CMT + 0.430% Floor 0.430%, Cap 12.000% 04/20/2069	2.830%	12,425,097	12,406,438
CMO Series 2019-H10 Class FM
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 11.000% 05/20/2069	2.780%	3,762,614	3,760,983
Government National Mortgage Association(b),(g)
CMO Series 2010-31 Class ES
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 03/20/2040	2.828%	19,638,946	1,895,969
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-13 Class S
1-month LIBID + 5.950% Cap 5.950% 01/16/2041	3.753%	9,627,400	1,756,235
CMO Series 2011-30 Class SB
1-month LIBID + 6.600% Cap 6.600% 02/20/2041	4.428%	5,649,559	1,175,158
CMO Series 2015-155 Class SA
-1.0 x 1-month USD LIBOR + 5.700% Cap 5.700% 10/20/2045	3.528%	10,614,180	1,236,158
CMO Series 2019-86 Class SG
-1.0 x 1-month USD LIBOR + 5.600% Cap 5.600% 07/20/2049	3.428%	11,425,601	1,559,765
Government National Mortgage Association(f)
CMO Series 2010-H17 Class XQ
07/20/2060	5.212%	250,984	259,534
CMO Series 2017-H04 Class DA
12/20/2066	4.609%	35,392	35,695
Series 2003-72 Class Z
11/16/2045	5.288%	476,411	512,631
Government National Mortgage Association(f),(g)
CMO Series 2014-150 Class IO
07/16/2056	0.743%	33,716,844	1,394,943
CMO Series 2014-H05 Class AI
02/20/2064	1.351%	5,856,355	412,166
CMO Series 2014-H14 Class BI
06/20/2064	1.660%	7,773,856	647,029
CMO Series 2014-H15 Class HI
05/20/2064	1.428%	10,145,006	601,461
CMO Series 2014-H20 Class HI
10/20/2064	1.225%	3,576,104	199,700
CMO Series 2015-163 Class IO
12/16/2057	0.772%	4,797,609	260,163
CMO Series 2015-189 Class IG
01/16/2057	0.918%	29,494,124	1,806,692
CMO Series 2015-30 Class IO
07/16/2056	1.020%	7,379,188	468,980
CMO Series 2015-32 Class IO
09/16/2049	0.838%	11,238,553	533,020
CMO Series 2015-73 Class IO
11/16/2055	0.795%	7,810,376	401,544
CMO Series 2015-9 Class IO
02/16/2049	0.963%	22,592,797	1,201,842

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	59

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-H22 Class BI
09/20/2065	1.797%	3,014,195	231,558
CMO Series 2016-72 Class IO
12/16/2055	0.885%	16,789,010	1,064,472
Government National Mortgage Association(g)
CMO Series 2016-88 Class PI
07/20/2046	4.000%	13,531,091	2,166,712
CMO Series 2017-52 Class AI
04/20/2047	6.000%	8,115,260	1,525,608
CMO Series 2017-68 Class TI
05/20/2047	5.500%	3,469,042	627,721
CMO Series 2019-108 Class MI
07/20/2049	3.500%	17,916,714	2,684,454
CMO Series 2019-99 Class AI
08/16/2049	4.000%	6,962,986	1,725,305
Seasoned Credit Risk Transfer Trust
CMO Series 2018-2 Class MV (FHLMC)
11/25/2057	3.500%	4,776,727	5,206,848
Total Residential Mortgage-Backed Securities - Agency (Cost $1,907,224,894)			1,952,182,472

Residential Mortgage-Backed Securities - Non-Agency 5.1%

Ajax Mortgage Loan Trust(a)
CMO Series 2017-A Class A
04/25/2057	3.470%	2,337,037	2,334,163
ASG Resecuritization Trust(a),(f)
CMO Series 2009-2 Class G75
05/24/2036	3.606%	1,358,340	1,358,819
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	1,116,461	1,139,298
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	875,958	835,109
Banc of America Funding Trust(o)
CMO Series 2006-D Class 3A1
05/20/2036	4.254%	1,453,461	1,416,627
Banc of America Funding Trust(b)
CMO Series 2007-C Class 7A1
1-month USD LIBOR + 0.210% Floor 0.210% 05/20/2047	2.382%	2,960,519	2,859,231
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2016-SPL1 Class A
04/28/2055	4.000%	1,939,320	1,987,734
Carrington Mortgage Loan Trust(b)
CMO Series 2006-NC3 Class A3
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 12.500% 08/25/2036	2.295%	3,149,575	2,784,437
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chase Home Lending Mortgage Trust(a),(f)
CMO Series 2019-ATR1 Class A3
04/25/2049	4.000%	1,967,270	2,022,592
Chase Mortgage Finance Corp.(a),(f)
Subordinated, Series 2016-SH1 Class M2
04/25/2045	3.750%	539,952	559,435
CIM Trust(a),(b)
CMO Series 2017-3 Class A1
1-month USD LIBOR + 2.000% 01/25/2057	4.100%	6,390,744	6,500,498
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.176%	9,294,353	9,229,595
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	12,823,236	12,940,301
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	752,049	809,220
Citigroup Commercial Mortgage Trust(a),(f),(g)
CMO Series 2017-1500 Class XCP
07/15/2032	0.000%	153,533,000	154
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2014-12 Class 3A1
10/25/2035	4.527%	918,437	934,846
CMO Series 2015-A Class A4
06/25/2058	4.250%	588,955	617,338
COLT Mortgage Loan Trust(a),(f)
CMO Series 2018-1 Class M1
02/25/2048	3.661%	4,000,000	4,006,889
CMO Series 2019-1 Class M1
03/25/2049	4.518%	2,000,000	2,019,802
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R01 Class 2M2
1-month USD LIBOR + 2.450% 07/25/2031	4.595%	1,000,000	1,011,162
CMO Series 2019-R02 Class 1M2
1-month USD LIBOR + 2.300% Floor 2.300% 08/25/2031	4.445%	2,000,000	2,017,549
Subordinated, CMO Series 2018-R07 Class 1M2
1-month USD LIBOR + 2.400% 04/25/2031	4.545%	4,100,000	4,138,233
Countrywide Home Loan Mortgage Pass-Through Trust(f)
CMO Series 2007-HY5 Class 1A1
09/25/2047	4.434%	583,422	574,437
Credit Suisse Mortgage Capital Certificates(a),(f)
CMO Series 2009-14R Class 4A9
10/26/2035	4.815%	801,626	817,100

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2011-12R Class 3A1
07/27/2036	3.852%	891,722	893,566
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2016-RPL1 Class A1
1-month USD LIBOR + 3.150% Floor 3.150% 12/26/2046	5.380%	4,516,250	4,522,498
Credit-Based Asset Servicing & Securitization LLC(f)
CMO Series 2007-CB1 Class AF3
01/25/2037	5.737%	4,098,314	1,923,327
CSMC Trust(a)
CMO Series 2018-RPL8 Class A1
07/25/2058	4.125%	5,963,147	6,024,158
CSMC Trust(a),(f)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	12,049,003	12,591,554
CSMCM Trust Certificates(a),(f)
CMO Series 2018-RPL4 Class CERT
07/25/2050	3.735%	3,615,986	3,708,759
Deephaven Residential Mortgage Trust(a),(f)
CMO Series 2019-1A Class M1
01/25/2059	4.402%	2,500,000	2,558,361
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	1,935,000	2,043,167
Downey Savings & Loan Association Mortgage Loan Trust(b)
CMO Series 2005-AR6 Class 2A1A
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 11.000% 10/19/2045	2.472%	1,810,208	1,747,317
CMO Series 2006-AR2 Class 2A1A
1-month USD LIBOR + 0.200% Floor 0.200% 10/19/2036	2.382%	2,595,409	2,439,412
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1A
1-month USD LIBOR + 1.250% 04/25/2029	3.395%	900,000	899,677
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.945%	600,000	597,624
Ellington Financial Mortgage Trust(a),(f)
CMO Series 2019-1 Class M1
06/25/2059	3.587%	1,000,000	1,013,345
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% 05/25/2025	6.145%	3,329,064	3,507,050
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2015-C03 Class 1M2
1-month USD LIBOR + 5.000% Floor 5.000% 07/25/2025	7.145%	641,315	688,468
CMO Series 2015-C03 Class 2M2
1-month USD LIBOR + 5.000% 07/25/2025	7.145%	1,769,709	1,851,386
CMO Series 2015-C04 Class 1M2
1-month USD LIBOR + 5.700% 04/25/2028	7.845%	2,756,229	2,990,517
CMO Series 2015-C04 Class 2M2
1-month USD LIBOR + 5.550% 04/25/2028	7.695%	2,946,387	3,130,121
CMO Series 2016-C04 Class 1M2
1-month USD LIBOR + 4.250% 01/25/2029	6.395%	3,300,000	3,475,411
CMO Series 2016-C05 Class 2M2
1-month USD LIBOR + 4.450% Floor 4.450% 01/25/2029	6.595%	3,988,185	4,181,148
CMO Series 2016-C07 Class 2M2
1-month USD LIBOR + 4.350% 05/25/2029	6.495%	2,769,417	2,901,651
CMO Series 2017-C02 Class 2M2
1-month USD LIBOR + 3.650% 09/25/2029	5.795%	2,300,000	2,411,656
CMO Series 2017-C03 Class 1M2
1-month USD LIBOR + 3.000% 10/25/2029	5.145%	2,700,000	2,802,316
CMO Series 2017-C04 Class 2M2
1-month USD LIBOR + 2.850% 11/25/2029	4.995%	3,809,641	3,905,708
CMO Series 2017-C05 Class 1M2
1-month USD LIBOR + 2.200% 01/25/2030	4.345%	3,085,105	3,125,143
CMO Series 2017-C06 Class 1M2
1-month USD LIBOR + 2.650% Floor 2.650% 02/25/2030	4.795%	200,000	204,057
CMO Series 2017-C07 Class 1M2
1-month USD LIBOR + 2.400% Floor 2.400% 05/25/2030	4.545%	3,000,000	3,030,079
CMO Series 2017-C07 Class 2M2
1-month USD LIBOR + 2.500% Floor 2.500% 05/25/2030	4.645%	3,580,000	3,619,347

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	61

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-C01 Class 1M2
1-month USD LIBOR + 2.250% Floor 2.250% 07/25/2030	4.395%	4,400,000	4,441,621
CMO Series 2018-C02 Class 2M2
1-month USD LIBOR + 2.200% Floor 2.200% 08/25/2030	4.345%	4,945,000	4,979,857
CMO Series 2018-C05 Class 1M2
1-month USD LIBOR + 2.350% Floor 2.350% 01/25/2031	4.495%	4,092,949	4,142,338
CMO Series 2018-C06 Class 1M2
1-month USD LIBOR + 2.000% Floor 2.000% 03/25/2031	4.145%	4,000,000	4,008,763
CMO Series 2018-C06 Class 2M2
1-month USD LIBOR + 2.100% Floor 2.100% 03/25/2031	4.245%	5,900,000	5,909,200
Subordinated, CMO Series 2018-C03 Class 1M2
1-month USD LIBOR + 2.150% Floor 2.150% 10/25/2030	4.295%	6,500,000	6,531,085
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN3 Class M3
1-month USD LIBOR + 4.000% 08/25/2024	6.145%	4,556,364	4,783,674
CMO Series 2016-DNA1 Class M3
1-month USD LIBOR + 5.550% 07/25/2028	7.695%	5,200,000	5,731,393
CMO Series 2017-DNA2 Class M2
1-month USD LIBOR + 3.450% 10/25/2029	5.595%	1,500,000	1,574,981
CMO Series 2017-DNA3 Class M2
1-month USD LIBOR + 2.500% 03/25/2030	4.645%	3,000,000	3,036,314
CMO Series 2017-HQA2 Class M2
1-month USD LIBOR + 2.650% 12/25/2029	4.795%	1,250,000	1,272,067
CMO Series 2017-HQA3 Class M2
1-month USD LIBOR + 2.350% 04/25/2030	4.495%	1,000,000	1,005,691
CMO Series 2018-HQA1 Class M2
1-month USD LIBOR + 2.300% 09/25/2030	4.445%	2,000,000	2,014,352
Series 2016-HQA2 Class M3
1-month USD LIBOR + 5.150% 11/25/2028	7.295%	2,300,000	2,509,034
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust(a),(b)
CMO Series 2019-DNA1 Class M2
1-month USD LIBOR + 2.650% 01/25/2049	4.795%	1,000,000	1,010,425
CMO Series 2019-HQA2 Class M2
1-month USD LIBOR + 2.050% Floor 2.050% 04/25/2049	4.195%	1,500,000	1,499,996
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF18 Class A2D
1-month USD LIBOR + 0.210% Floor 0.210% 12/25/2037	2.355%	2,084,888	1,960,079
CMO Series 2007-FF2 Class A2B
1-month USD LIBOR + 0.100% Floor 0.100% 03/25/2037	2.245%	4,435,869	2,879,393
First Horizon Mortgage Pass-Through Trust(f)
CMO Series 2007-AR1 Class 1A1
05/25/2037	4.805%	437,830	341,046
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
1-month USD LIBOR + 3.900% 12/25/2027	6.045%	3,000,000	3,098,724
CMO Series 2014-DN2 Class M2
1-month USD LIBOR + 1.650% 04/25/2024	3.795%	941,111	944,392
Galton Funding Mortgage Trust(a),(f)
CMO Series 2019-1 Class A21
02/25/2059	4.500%	2,242,509	2,321,031
CMO Series 2019-1 Class B1
02/25/2059	4.250%	1,689,109	1,827,608
CMO Series 2019-1 Class B2
02/25/2059	4.500%	946,398	1,025,857
GS Mortgage-Backed Securities Corp.(a),(f)
CMO Series 2019-PJ1 Class A1
08/25/2049	4.000%	1,152,561	1,184,307
GSAMP Trust(b)
CMO Series 2004-OPT Class M1
1-month USD LIBOR + 0.870% Floor 0.870% 11/25/2034	3.015%	1,946,903	1,943,461
GSR Mortgage Loan Trust(f)
CMO Series 2006-AR2 Class 2A1
04/25/2036	4.153%	1,574,180	1,399,136
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	2.382%	8,807,323	8,114,705

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2019-2 Class A3
09/25/2059	3.007%	1,000,000	1,001,890
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-OPT1 Class M1
1-month USD LIBOR + 0.360% Floor 0.360% 12/25/2035	2.505%	5,920,000	5,897,815
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 04/25/2047	2.425%	6,284,713	6,009,451
JPMorgan Mortgage Trust
CMO Series 2006-S2 Class 2A2
06/25/2021	5.875%	324,605	304,548
CMO Series 2007-S1 Class 1A2
03/25/2022	5.500%	122,648	119,571
JPMorgan Mortgage Trust(a),(f)
CMO Series 2017-3 Class 1A13
08/25/2047	3.500%	4,239,434	4,292,574
CMO Series 2017-4 Class A7
11/25/2048	3.500%	500,000	522,733
CMO Series 2019-1 Class A3
05/25/2049	4.000%	5,164,089	5,302,183
CMO Series 2019-2 Class A3
08/25/2049	4.000%	2,425,746	2,484,080
CMO Series 2019-3 Class A3
09/25/2049	4.000%	803,174	823,130
CMO Series 2019-5 Class A3
11/25/2049	4.000%	4,599,428	4,744,778
CMO Series 2019-LTV1 Class A3
06/25/2049	4.000%	2,881,156	2,975,280
CMO Series 2019-LTV2 Class A18
12/25/2049	4.000%	978,708	1,003,140
Subordinated, CMO Series 2017-3 Class B1
08/25/2047	3.867%	1,427,083	1,536,179
Subordinated, CMO Series 2017-6 Class B2
12/25/2048	3.838%	580,199	615,947
Subordinated, CMO Series 2018-8 Class B1
01/25/2049	4.224%	1,178,089	1,298,123
Subordinated, CMO Series 2018-8 Class B2
01/25/2049	4.224%	981,741	1,048,353
Subordinated, CMO Series 2019-2 Class B2
08/25/2049	4.673%	2,282,785	2,500,779
Subordinated, CMO Series 2019-LTV1 Class B1
06/25/2049	4.908%	2,440,724	2,808,864
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, CMO Series 2019-LTV1 Class B2
06/25/2049	4.908%	2,094,104	2,375,605
Subordinated, CMO Series 2019-LTV2 Class B2
12/25/2049	4.842%	998,572	1,128,281
Subordinated, CMO Series 2019-LTV2 Class B3
12/25/2049	4.842%	998,572	1,111,252
JPMorgan Mortgage Trust(a),(b)
CMO Series 2018-7FRB Class A1
1-month USD LIBOR + 0.750% 04/25/2046	3.016%	2,021,117	2,029,391
JPMorgan Resecuritization Trust(a)
CMO Series 2014-5 Class 6A
09/27/2036	4.000%	232,631	233,995
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	3,888,725	3,891,841
CMO Series 2019-GS1 Class A1
01/25/2059	4.000%	2,284,413	2,310,455
CMO Series 2019-GS3 Class A1
04/25/2059	3.750%	964,825	982,416
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2019-GS2 Class A1
01/25/2059	3.750%	1,965,162	1,984,602
CMO Series 2019-GS4 Class A1
05/25/2059	3.438%	3,024,487	3,046,110
CMO Series 2019-SL1 Class A
12/28/2054	4.000%	1,291,710	1,294,776
Lehman XS Trust(b)
CMO Series 2005-4 Class 1A3
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2035	3.066%	963,908	959,253
CMO Series 2005-5N Class 3A1A
1-month USD LIBOR + 0.300% Floor 0.300% 11/25/2035	2.445%	2,466,941	2,452,757
CMO Series 2006-2N Class 1A1
1-month USD LIBOR + 0.260% Floor 0.260% 02/25/2046	2.665%	2,152,663	1,982,140
Long Beach Mortgage Loan Trust(b)
CMO Series 2005-1 Class M3
1-month USD LIBOR + 0.870% Floor 0.870% 02/25/2035	3.015%	3,671,081	3,691,556
LSTAR Securities Investment Trust(a),(b)
CMO Series 2019-2 Class A1
1-month USD LIBOR + 1.500% 04/01/2024	3.902%	1,494,015	1,493,405

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	63

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	805,047	872,373
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-1 Class A2D
1-month USD LIBOR + 0.340% Floor 0.340% 04/25/2037	2.485%	21,697,165	12,626,665
Mill City Mortgage Loan Trust(a)
CMO Series 2016-1 Class A1
04/25/2057	2.500%	841,537	840,210
Morgan Stanley Resecuritization Trust(a),(f)
CMO Series 2015-R4 Class 4B1
08/26/2047	4.026%	6,245,945	6,311,480
MortgageIT Trust(b)
CMO Series 2005-5 Class A1
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.500% 12/25/2035	2.665%	1,503,328	1,487,290
Nationstar Home Equity Loan Trust(b)
CMO Series 2007-B Class 2AV3
1-month USD LIBOR + 0.250% Floor 0.250% 04/25/2037	2.395%	3,475,034	3,470,023
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2018-4A Class A1S
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2048	2.895%	3,225,441	3,216,964
New Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-NQM2 Class A2
04/25/2049	3.701%	2,896,327	2,988,570
CMO Series 2019-NQM3 Class A3
07/25/2049	3.086%	1,940,272	1,956,556
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 3A1
1-month USD LIBOR + 0.260% Floor 0.260%, Cap 11.500% 01/26/2036	2.786%	158,189	157,864
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	3.695%	1,080,907	1,083,093
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	3.666%	1,840,000	1,839,997
OBX Trust(a),(f)
CMO Series 2019-EXP1 Class 1A3
01/25/2059	4.000%	1,208,353	1,235,928
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-INV2 Class A25
05/27/2049	4.000%	941,186	971,146
PSMC Trust(a),(f)
CMO Series 2019-1 Class A1
07/25/2049	4.000%	4,129,403	4,257,368
RALI Trust(f)
CMO Series 2005-QA4 Class A41
04/25/2035	4.509%	444,114	413,688
RALI Trust(f),(g)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.437%	42,183,778	587,861
CMO Series 2006-QS9 Class 1AV
07/25/2036	0.583%	21,252,885	572,621
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.177%	42,807,704	317,603
Residential Asset Mortgage Products Trust(b)
CMO Series 2006-RZ3 Class A3
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 14.000% 08/25/2036	2.435%	1,307,483	1,307,023
RFMSI Trust(f)
CMO Series 2005-SA5 Class 1A
11/25/2035	4.126%	1,441,762	1,160,060
CMO Series 2006-SA4 Class 2A1
11/25/2036	5.354%	449,108	431,073
Seasoned Credit Risk Transfer Trust
CMO Series 2017-4 Class M45T
06/25/2057	4.500%	935,473	997,337
Securitized Asset-Backed Receivables LLC Trust(b)
Subordinated, CMO Series 2006-OP1 Class M2
1-month USD LIBOR + 0.390% Floor 0.390% 10/25/2035	2.730%	6,167,750	6,147,156
Sequoia Mortgage Trust(a),(f)
CMO Series 2019-1 Class A1
02/25/2049	4.000%	1,888,445	1,955,916
CMO Series 2019-3 Class A2
09/25/2049	3.500%	2,000,000	2,032,340
CMO Series 2019-CH1 Class A1
03/25/2049	4.500%	2,963,201	3,070,965
CMO Series 2019-CH1 Class B1B
03/25/2049	5.084%	2,975,775	3,426,947
CMO Series 2019-CH2 Class A1
08/25/2049	4.500%	1,936,115	1,997,140
Subordinated, CMO Series 2015-1 Class B1
01/25/2045	3.879%	887,504	930,333
Subordinated, CMO Series 2018-6 Class B1
07/25/2048	4.208%	1,218,926	1,301,783

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated, CMO Series 2019-2 Class B2
06/25/2049	4.273%	1,987,750	2,122,306
Sequoia Mortgage Trust(f)
Subordinated, CMO Series 2013-3 Class B3
03/25/2043	3.518%	1,389,434	1,419,533
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2019-1 Class A3
06/25/2049	3.299%	1,506,656	1,514,048
Structured Adjustable Rate Mortgage Loan Trust(f)
CMO Series 2004-20 Class 1A2
01/25/2035	4.117%	838,248	836,220
CMO Series 2006-5 Class 1A1
06/25/2036	4.523%	1,611,803	1,564,600
Structured Asset Securities Corp. Mortgage Loan Trust(a),(b)
CMO Series 2006-GEL4 Class A3
1-month USD LIBOR + 0.300% Floor 0.300% 10/25/2036	2.445%	1,639,411	1,638,583
Towd Point Mortgage Trust(a)
CMO Series 2017-1 Class A1
10/25/2056	2.750%	3,495,881	3,512,681
Towd Point Mortgage Trust(a),(f)
CMO Series 2017-6 Class A1
10/25/2057	2.750%	4,625,095	4,647,246
CMO Series 2017-6 Class A2
10/25/2057	3.000%	2,500,000	2,556,585
Vericrest Opportunity Loan Transferee LXII LLC(a)
CMO Series 2017-NPL9 Class A1
09/25/2047	3.125%	1,076,087	1,075,043
Verus Securitization Trust(a),(f)
CMO Series 2019-1 Class A2
02/25/2059	3.938%	2,970,774	3,013,594
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A3
1-month USD LIBOR + 0.150% Floor 0.150% 01/25/2037	2.295%	4,504,557	2,755,365
WaMu Mortgage Pass-Through Certificates Trust(f)
CMO Series 2003-AR8 Class A
08/25/2033	4.401%	526,058	541,978
CMO Series 2004-AR4 Class A6
06/25/2034	4.520%	4,399,126	4,458,647
CMO Series 2004-AR7 Class A6
07/25/2034	4.572%	1,901,079	1,950,580
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.928%	4,543,475	4,319,828
CMO Series 2007-HY3 Class 1A1
03/25/2037	3.547%	681,776	639,439
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR11 Class A1A
1-month USD LIBOR + 0.320% Floor 0.320%, Cap 10.500% 08/25/2045	2.785%	1,457,325	1,451,822
CMO Series 2005-AR17 Class A1A1
1-month USD LIBOR + 0.270% 12/25/2045	2.685%	4,084,274	3,871,181
CMO Series 2005-AR2 Class 2A1A
1-month USD LIBOR + 0.310% Floor 0.310%, Cap 10.500% 01/25/2045	2.765%	1,613,781	1,603,238
CMO Series 2005-AR8 Class 2A1A
1-month USD LIBOR + 0.290% Floor 0.290%, Cap 10.500% 07/25/2045	2.725%	1,266,622	1,256,901
CMO Series 2005-AR9 Class A1A
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 10.500% 07/25/2045	2.785%	1,108,936	1,097,208
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	3.387%	2,331,108	2,380,314
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% Floor 0.980% 06/25/2046	3.427%	716,591	713,285
CMO Series 2007-OC2 Class A3
1-month USD LIBOR + 0.310% Floor 0.310% 06/25/2037	2.455%	3,053,689	2,897,924
Wells Fargo Mortgage Backed Securities Trust(a),(f)
CMO Series 2019-1 Class A1
11/25/2048	4.000%	2,140,985	2,188,815
CMO Series 2019-2 Class A1
04/25/2049	4.000%	1,305,732	1,330,113
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $418,904,481)			430,771,625

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(p)
Tranche E Term Loan
3-month USD LIBOR + 2.500% 05/30/2025	4.830%	497,481	492,079

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	65

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.0%
Panther BF Aggregator 2 LP(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	5.612%	500,000	492,500
Cable and Satellite 0.1%
CSC Holdings LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	4.445%	1,393,000	1,384,879
Telenet Financing LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.250% 08/15/2026	4.445%	750,000	747,562
Total			2,132,441
Electric 0.0%
Vistra Operations Co. LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.000% 08/04/2023	4.112%	473,803	474,068
Environmental 0.0%
Clean Harbors, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 1.750% 06/28/2024	3.862%	395,960	396,752
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	3.922%	317,025	317,488
Delos Finance SARL(b),(p)
Term Loan
3-month USD LIBOR + 1.750% 10/06/2023	4.080%	416,667	417,112
Total			734,600
Gaming 0.0%
Caesars Entertainment Operating Co., LLC(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 10/07/2024	4.112%	415,779	414,935
Churchill Downs, Inc.(b),(e),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/27/2024	4.120%	395,980	395,980
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MGM Growth Properties Operating Partnership LP(b),(p)
Tranche B Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 03/21/2025	4.112%	248,714	248,637
Total			1,059,552
Health Care 0.1%
Gentiva Health Services, Inc.(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025	5.875%	248,125	247,971
IQVIA, Inc./Quintiles IMS(b),(p)
Tranche B2 Term Loan
3-month USD LIBOR + 2.000% 01/17/2025	4.330%	593,954	594,572
MPH Acquisition Holdings LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/07/2023	5.080%	1,960,553	1,820,864
Total			2,663,407
Integrated Energy 0.0%
PowerTeam Services, LLC(b),(p)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	5.580%	1,458,435	1,312,591
Oil Field Services 0.0%
EMG Utica LLC(b),(p)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/27/2020	6.080%	758,374	753,634
Packaging 0.0%
Berry Global, Inc.(b),(p)
Tranche U Term Loan
3-month USD LIBOR + 2.500% 07/01/2026	4.701%	750,000	749,588
Reynolds Group Holdings, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	4.862%	568,949	568,340
Total			1,317,928

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 0.0%
Bausch Health Companies, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.201%	1,406,084	1,407,673
Restaurants 0.0%
New Red Finance, Inc./Burger King/Tim Hortons(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/16/2024	4.362%	614,338	613,134
Technology 0.0%
CommScope, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	5.362%	750,000	745,627
SS&C Technologies Holdings, Inc.(b),(p)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.362%	171,053	171,224
Tranche B4 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.362%	117,197	117,315
Total			1,034,166
Wireless 0.0%
SBA Senior Finance II LLC(b),(p)
Term Loan
3-month USD LIBOR + 2.000% 04/11/2025	4.120%	737,550	732,867
Sprint Communications, Inc.(b),(p)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/02/2024	4.625%	470,190	466,809
Total			1,199,676
Total Senior Loans (Cost $16,300,550)			16,084,201

Treasury Bills 1.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 1.3%
U.S. Treasury
06/30/2021	1.560%	21,720,000	21,746,302
U.S. Treasury(c)
08/31/2021	1.510%	74,115,000	74,103,965
Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
U.S. Treasury Bills
09/12/2019	1.940%	4,855,000	4,851,647
11/07/2019	1.860%	5,435,000	5,415,942
U.S. Treasury Bills(q)
09/26/2019	2.030%	3,210,000	3,205,192
Total			109,323,048
Total Treasury Bills (Cost $109,169,144)			109,323,048

U.S. Government & Agency Obligations 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(i),(q)
12/11/2025	0.000%	6,135,000	5,433,052
Federal National Mortgage Association(q)
10/05/2022	2.000%	4,030,000	4,094,407
Federal National Mortgage Association(i)
STRIPS
05/15/2030	0.000%	1,000,000	807,875
Residual Funding Corp.(i)
STRIPS
01/15/2030	0.000%	7,351,000	6,008,149
Resolution Funding Corp.(i)
STRIPS
01/15/2029	0.000%	1,935,000	1,592,770
04/15/2029	0.000%	1,220,000	992,350
04/15/2030	0.000%	3,000,000	2,405,796
Tennessee Valley Authority Principal STRIP(i)
09/15/2024	0.000%	530,000	484,660
Total U.S. Government & Agency Obligations (Cost $19,908,598)			21,819,059

U.S. Treasury Obligations 11.6%

U.S. Treasury
01/31/2021	2.500%	2,385,000	2,412,297
05/31/2021	2.125%	21,885,000	22,089,317
07/31/2021	1.750%	65,680,000	65,951,956
02/15/2022	2.500%	1,585,000	1,624,006
08/15/2022	1.500%	28,166,000	28,221,012
05/31/2024	2.000%	6,745,000	6,929,434
06/30/2024	1.750%	63,455,000	64,471,272
06/30/2024	2.000%	16,840,000	17,299,153
07/31/2024	1.750%	206,121,000	209,550,983
07/31/2026	1.875%	81,315,000	83,538,457
05/15/2029	2.375%	14,440,000	15,561,356
08/15/2029	1.625%	44,177,000	44,660,186
02/15/2039	3.500%	18,050,000	23,112,461
05/15/2039	4.250%	24,695,000	34,754,354
05/15/2045	3.000%	6,500,000	7,870,078
02/15/2049	3.000%	29,790,000	36,655,664
05/15/2049	2.875%	117,566,000	141,483,333

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	67

Portfolio of Investments  (continued)
August 31, 2019
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2049	2.250%	62,850,000	66,768,305
U.S. Treasury(q)
08/15/2021	2.125%	10,800,000	10,919,812
08/15/2043	3.625%	4,750,000	6,292,266
11/15/2043	3.750%	2,535,000	3,425,419
U.S. Treasury(c)
08/31/2024	1.250%	58,305,000	57,915,124
U.S. Treasury(i)
STRIPS
05/15/2043	0.000%	18,157,000	11,364,438
U.S. Treasury(i),(q)
STRIPS
11/15/2043	0.000%	7,025,000	4,349,188
02/15/2045	0.000%	19,275,000	11,588,341
Total U.S. Treasury Obligations (Cost $936,823,254)			978,808,212
Money Market Funds 4.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(r),(s)	352,403,791	352,368,551
Total Money Market Funds (Cost $352,368,551)		352,368,551
Total Investments in Securities (Cost: $8,417,157,663)		8,718,849,880
Other Assets & Liabilities, Net		(308,804,235)
Net Assets		8,410,045,645

At August 31, 2019, securities and/or cash totaling $48,712,341 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	319	12/2019	USD	52,714,750	297,677	—
U.S. Long Bond	376	12/2019	USD	62,134,000	—	(137,754)
U.S. Treasury 10-Year Note	1,152	12/2019	USD	151,740,000	458,468	—
U.S. Treasury 2-Year Note	769	12/2019	USD	166,194,118	68,842	—
U.S. Treasury 5-Year Note	7,935	12/2019	USD	952,014,027	1,712,740	—
U.S. Treasury 5-Year Note	1,409	12/2019	USD	169,046,977	774,013	—
U.S. Treasury 5-Year Note	486	12/2019	USD	58,308,610	90,230	—
U.S. Ultra Bond 10-Year Note	82	12/2019	USD	11,843,875	74,174	—
U.S. Ultra Bond 10-Year Note	263	12/2019	USD	37,987,063	26,878	—
U.S. Ultra Treasury Bond	1,023	12/2019	USD	201,978,563	2,391,213	—
U.S. Ultra Treasury Bond	110	12/2019	USD	21,718,125	498,079	—
U.S. Ultra Treasury Bond	339	12/2019	USD	66,931,313	—	(148,920)
Total					6,392,314	(286,674)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(246)	12/2019	USD	(32,402,813)	18,722	—
U.S. Treasury 10-Year Note	(381)	12/2019	USD	(50,184,844)	—	(88,335)
U.S. Treasury 2-Year Note	(495)	12/2019	USD	(106,978,008)	—	(58,933)
U.S. Treasury 2-Year Note	(1,684)	12/2019	USD	(363,941,345)	—	(157,276)
U.S. Treasury 5-Year Note	(588)	12/2019	USD	(70,546,219)	—	(102,174)
U.S. Ultra Bond 10-Year Note	(511)	12/2019	USD	(73,807,563)	94,780	—
U.S. Ultra Bond 10-Year Note	(886)	12/2019	USD	(127,971,625)	—	(261,634)
Total					113,502	(668,352)

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 2.405%	1-Day Overnight Fed Funds Effective Rate	Receives Annually, Pays Annually	JPMorgan	03/12/2020	USD	52,900,000	210,794	—	—	210,794	—
Fixed rate of 2.328%	1-Day Overnight Fed Funds Effective Rate	Receives Annually, Pays Annually	JPMorgan	04/25/2020	USD	126,280,000	575,472	—	—	575,472	—
Fixed rate of 2.173%	1-Day Overnight Fed Funds Effective Rate	Receives Annually, Pays Annually	JPMorgan	03/31/2021	USD	31,454,000	418,008	—	—	418,008	—
Fixed rate of 1.830%	3-Month USD LIBOR	Receives Semi-annually, Pays Quarterly	JPMorgan	06/15/2021	USD	348,785,000	1,862,824	—	—	1,862,824	—
3-Month USD LIBOR	Fixed rate of 1.898%	Receives Quarterly, Pays Semi-annually	JPMorgan	07/18/2021	USD	56,010,000	(341,901)	—	—	—	(341,901)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.353%	Receives Annually, Pays Annually	JPMorgan	05/31/2022	USD	38,295,000	(1,271,556)	—	—	—	(1,271,556)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.360%	Receives Annually, Pays Annually	JPMorgan	09/27/2022	USD	148,540,000	(5,673,979)	—	—	—	(5,673,979)
3-Month USD LIBOR	Fixed rate of 2.167%	Receives Quarterly, Pays Semi-annually	JPMorgan	02/15/2024	USD	42,560,000	(1,384,678)	—	—	—	(1,384,678)
3-Month USD LIBOR	Fixed rate of 1.956%	Receives Quarterly, Pays Semi-annually	JPMorgan	05/15/2024	USD	69,165,000	(2,467,602)	—	—	—	(2,467,602)
3-Month USD LIBOR	Fixed rate of 2.176%	Receives Quarterly, Pays Semi-annually	JPMorgan	08/15/2024	USD	41,140,000	(1,815,796)	—	—	—	(1,815,796)
3-Month USD LIBOR	Fixed rate of 2.170%	Receives Quarterly, Pays Semi-annually	JPMorgan	08/15/2024	USD	140,200,000	(6,067,319)	—	—	—	(6,067,319)
3-Month USD LIBOR	Fixed rate of 2.334%	Receives Quarterly, Pays Semi-annually	JPMorgan	11/15/2024	USD	165,925,000	(9,927,401)	—	—	—	(9,927,401)
3-Month USD LIBOR	Fixed rate of 3.019%	Receives Quarterly, Pays Semi-annually	JPMorgan	02/28/2025	USD	22,215,000	(2,009,286)	—	—	—	(2,009,286)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.454%	Receives Annually, Pays Annually	JPMorgan	02/28/2025	USD	41,250,000	(3,175,877)	—	—	—	(3,175,877)
3-Month USD LIBOR	Fixed rate of 2.998%	Receives Quarterly, Pays Semi-annually	JPMorgan	05/31/2025	USD	67,233,000	(6,737,642)	—	—	—	(6,737,642)
3-Month USD LIBOR	Fixed rate of 3.105%	Receives Quarterly, Pays Semi-annually	JPMorgan	07/31/2025	USD	5,975,000	(616,189)	—	—	—	(616,189)
3-Month USD LIBOR	Fixed rate of 3.109%	Receives Quarterly, Pays Semi-annually	JPMorgan	07/31/2025	USD	54,830,000	(5,634,277)	—	—	—	(5,634,277)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.269%	Receives Annually, Pays Annually	JPMorgan	01/31/2026	USD	38,890,000	(2,836,388)	—	—	—	(2,836,388)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.290%	Receives Annually, Pays Annually	JPMorgan	03/12/2026	USD	7,935,000	(617,895)	—	—	—	(617,895)
3-Month USD LIBOR	Fixed rate of 1.876%	Receives Quarterly, Pays Semi-annually	JPMorgan	04/30/2026	USD	26,802,000	(853,533)	—	—	—	(853,533)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.965%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	8,075,000	(504,050)	—	—	—	(504,050)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.824%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	14,238,000	(858,265)	—	—	—	(858,265)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.067%	Receives Annually, Pays Annually	JPMorgan	02/15/2027	USD	15,490,000	(1,083,329)	—	—	—	(1,083,329)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	69

Portfolio of Investments  (continued)
August 31, 2019
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.823%	Receives Annually, Pays Annually	JPMorgan	05/15/2027	USD	5,535,000	(300,386)	—	—	—	(300,386)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 2.579%	Receives Annually, Pays Annually	JPMorgan	08/15/2028	USD	27,835,000	(3,120,882)	—	—	—	(3,120,882)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.369%	Receives Annually, Pays Annually	JPMorgan	02/15/2042	USD	4,280,000	(42,756)	—	—	—	(42,756)
1-Day Overnight Fed Funds Effective Rate	Fixed rate of 1.380%	Receives Annually, Pays Annually	JPMorgan	09/27/2046	USD	2,780,000	(24,735)	—	—	—	(24,735)
Total							(54,298,624)	—	—	3,067,098	(57,365,722)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit iTraxx Europe Crossover Index, Series 31	Morgan Stanley	06/20/2024	5.000	Quarterly	EUR	92,500,000	(1,073,853)	—	—	—	(1,073,853)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	3.396	USD	101,970,000	(125,892)	—	—	—	(125,892)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	2.120%
3-Month USD LIBOR	London Interbank Offered Rate	2.138%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2019, the total value of these securities amounted to $1,951,549,180, which represents 23.20% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2019.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2019, the total value of these securities amounted to $11,542,489, which represents 0.14% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2019.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
The accompanying Notes to Financial Statements are an integral part of this statement.
70	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Notes to Portfolio of Investments  (continued)
(h)	Non-income producing investment.
(i)	Zero coupon bond.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2019.
(k)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2019, the total value of these securities amounted to $1,041,617, which represents 0.01% of total net assets.
(l)	Principal and interest may not be guaranteed by the government.
(m)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At August 31, 2019, the total value of these securities amounted to $1,146,926, which represents 0.01% of total net assets.
(n)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(o)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(p)	The stated interest rate represents the weighted average interest rate at August 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(q)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(r)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	214,471,894	8,515,778,267	(8,377,846,370)	352,403,791	(1,340)	3,331	6,430,112	352,368,551
Abbreviation Legend
AID	Agency for International Development
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	71

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	992,301,309	3,980,570	996,281,879
Commercial Mortgage-Backed Securities - Agency	—	243,613,003	—	243,613,003
Commercial Mortgage-Backed Securities - Non-Agency	—	576,511,882	—	576,511,882
Common Stocks
Energy	—	—	80	80
Total Common Stocks	—	—	80	80
Corporate Bonds & Notes	—	2,672,383,050	—	2,672,383,050
Foreign Government Obligations	—	259,371,722	—	259,371,722
Inflation-Indexed Bonds	—	73,684,246	—	73,684,246
Municipal Bonds	—	35,646,850	—	35,646,850
Residential Mortgage-Backed Securities - Agency	—	1,944,620,553	7,561,919	1,952,182,472
Residential Mortgage-Backed Securities - Non-Agency	—	430,771,625	—	430,771,625
Senior Loans	—	15,688,221	395,980	16,084,201
Treasury Bills	109,323,048	—	—	109,323,048
U.S. Government & Agency Obligations	—	21,819,059	—	21,819,059
U.S. Treasury Obligations	951,506,245	27,301,967	—	978,808,212
Money Market Funds	352,368,551	—	—	352,368,551
Total Investments in Securities	1,413,197,844	7,293,713,487	11,938,549	8,718,849,880
Investments in Derivatives
Asset
Futures Contracts	6,505,816	—	—	6,505,816
Swap Contracts	—	3,067,098	—	3,067,098
Liability
Futures Contracts	(955,026)	—	—	(955,026)
Swap Contracts	—	(58,565,467)	—	(58,565,467)
Total	1,418,748,634	7,238,215,118	11,938,549	8,668,902,301
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	73

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,064,789,112)	$8,366,481,329
Affiliated issuers (cost $352,368,551)	352,368,551
Cash collateral held at broker for:
TBA	69,000
Margin deposits on:
Futures contracts	3,366,959
Swap contracts	4,950,000
Receivable for:
Investments sold	30,427,847
Investments sold on a delayed delivery basis	266,764,620
Capital shares sold	40,057,378
Dividends	462,632
Interest	45,774,353
Foreign tax reclaims	253,840
Variation margin for futures contracts	1,459,600
Variation margin for swap contracts	235,136
Expense reimbursement due from Investment Manager	7,039
Prepaid expenses	52,105
Trustees’ deferred compensation plan	240,816
Total assets	9,112,971,205
Liabilities
Due to custodian	8,271,304
Payable for:
Investments purchased	24,115,018
Investments purchased on a delayed delivery basis	634,784,831
Capital shares purchased	9,563,040
Distributions to shareholders	23,341,338
Variation margin for futures contracts	492,991
Variation margin for swap contracts	1,464,600
Management services fees	104,004
Distribution and/or service fees	79
Transfer agent fees	282,741
Compensation of chief compliance officer	512
Other expenses	264,286
Trustees’ deferred compensation plan	240,816
Total liabilities	702,925,560
Net assets applicable to outstanding capital stock	$8,410,045,645
Represented by
Paid in capital	8,152,691,669
Total distributable earnings (loss) (Note 2)	257,353,976
Total - representing net assets applicable to outstanding capital stock	$8,410,045,645
Class A
Net assets	$11,537,415
Shares outstanding	1,112,095
Net asset value per share	$10.37
Institutional Class
Net assets	$8,398,508,230
Shares outstanding	809,243,041
Net asset value per share	$10.38
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$6,430,112
Interest	274,573,585
Total income	281,003,697
Expenses:
Management services fees	35,866,449
Distribution and/or service fees
Class A	30,859
Transfer agent fees
Class A	6,103
Institutional Class	3,885,485
Compensation of board members	128,060
Custodian fees	168,141
Printing and postage fees	392,848
Registration fees	232,740
Audit fees	55,199
Legal fees	161,055
Interest on interfund lending	201
Compensation of chief compliance officer	3,101
Other	207,781
Total expenses	41,138,022
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(468,552)
Total net expenses	40,669,470
Net investment income	240,334,227
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	83,826,131
Investments — affiliated issuers	(1,340)
Foreign currency translations	(17,088)
Forward foreign currency exchange contracts	(959,763)
Futures contracts	124,287,967
Swap contracts	(77,947,881)
Net realized gain	129,188,026
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	397,416,094
Investments — affiliated issuers	3,331
Foreign currency translations	9,556
Forward foreign currency exchange contracts	85,686
Futures contracts	6,012,854
Swap contracts	(60,455,345)
Net change in unrealized appreciation (depreciation)	343,072,176
Net realized and unrealized gain	472,260,202
Net increase in net assets resulting from operations	$712,594,429
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	75

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$240,334,227	$207,423,404
Net realized gain (loss)	129,188,026	(115,670,038)
Net change in unrealized appreciation (depreciation)	343,072,176	(180,505,948)
Net increase (decrease) in net assets resulting from operations	712,594,429	(88,752,582)
Distributions to shareholders
Net investment income and net realized gains
Class A	(362,615)
Institutional Class	(250,729,973)
Net investment income
Class A		(378,682)
Institutional Class		(195,325,065)
Net realized gains
Class A		(7,581)
Institutional Class		(3,047,967)
Total distributions to shareholders (Note 2)	(251,092,588)	(198,759,295)
Increase (decrease) in net assets from capital stock activity	(35,474,121)	701,288,464
Total increase in net assets	426,027,720	413,776,587
Net assets at beginning of year	7,984,017,925	7,570,241,338
Net assets at end of year	$8,410,045,645	$7,984,017,925
Undistributed net investment income	$5,377,828	$13,653,976

	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3	31	685	6,764
Distributions reinvested	36,680	362,320	38,932	386,032
Redemptions	(367,958)	(3,616,940)	(663,842)	(6,600,929)
Net decrease	(331,275)	(3,254,589)	(624,225)	(6,208,133)
Institutional Class
Subscriptions	147,758,591	1,459,502,750	198,219,874	1,965,645,540
Distributions reinvested	25,340,321	250,729,752	20,032,838	198,372,778
Redemptions	(177,405,207)	(1,742,452,034)	(146,978,253)	(1,456,521,721)
Net increase (decrease)	(4,306,295)	(32,219,532)	71,274,459	707,496,597
Total net increase (decrease)	(4,637,570)	(35,474,121)	70,650,234	701,288,464
The accompanying Notes to Financial Statements are an integral part of this statement.
76	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

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Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	77

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$9.79	0.28	0.59	0.87	(0.29)	—	(0.29)
Year Ended 8/31/2018	$10.17	0.24	(0.39)	(0.15)	(0.23)	(0.00) (d)	(0.23)
Year Ended 8/31/2017	$10.41	0.22	(0.11)	0.11	(0.21)	(0.14)	(0.35)
Year Ended 8/31/2016	$10.06	0.20	0.38	0.58	(0.19)	(0.04)	(0.23)
Year Ended 8/31/2015	$10.21	0.19	(0.14)	0.05	(0.20)	—	(0.20)
Institutional Class
Year Ended 8/31/2019	$9.80	0.30	0.59	0.89	(0.31)	—	(0.31)
Year Ended 8/31/2018	$10.17	0.26	(0.38)	(0.12)	(0.25)	(0.00) (d)	(0.25)
Year Ended 8/31/2017(e)	$9.91	0.16	0.26 (f)	0.42	(0.16)	—	(0.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$10.37	9.06%	0.77% (c)	0.77% (c)	2.81%	219%	$11,537
Year Ended 8/31/2018	$9.79	(1.51%)	0.77%	0.77%	2.37%	228%	$14,135
Year Ended 8/31/2017	$10.17	1.14%	0.79%	0.78%	2.14%	345%	$21,021
Year Ended 8/31/2016	$10.41	5.82%	0.80%	0.80%	2.01%	289%	$6,614,680
Year Ended 8/31/2015	$10.06	0.49%	0.80%	0.80%	1.86%	269%	$5,097,458
Institutional Class
Year Ended 8/31/2019	$10.38	9.33%	0.52% (c)	0.52% (c)	3.05%	219%	$8,398,508
Year Ended 8/31/2018	$9.80	(1.16%)	0.52%	0.52%	2.66%	228%	$7,969,883
Year Ended 8/31/2017(e)	$10.17	4.28%	0.54% (g)	0.53% (g)	2.48% (g)	345%	$7,549,220
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	79

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts
80	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	81

Notes to Financial Statements  (continued)
August 31, 2019
variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
82	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	83

Notes to Financial Statements  (continued)
August 31, 2019
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to manage credit risk exposure, increase or decrease its credit exposure to a specific debt security or a basket of debt securities and as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are
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Notes to Financial Statements  (continued)
August 31, 2019
agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	6,505,816*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	3,067,098*
Total		9,572,914

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	1,199,745*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	955,026*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	57,365,722*
Total		59,520,493

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
August 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(21,457,708)	(21,457,708)
Foreign exchange risk	(959,763)	—	—	(959,763)
Interest rate risk	—	124,287,967	(56,490,173)	67,797,794
Total	(959,763)	124,287,967	(77,947,881)	45,380,323

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	5,687,358	5,687,358
Foreign exchange risk	85,686	—	—	85,686
Interest rate risk	—	6,012,854	(66,142,703)	(60,129,849)
Total	85,686	6,012,854	(60,455,345)	(54,356,805)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2019:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,281,504,924*
Futures contracts — short	599,673,023*
Credit default swap contracts — buy protection	201,890,523*
Credit default swap contracts — sell protection	8,404,121**

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	73,318**	(195,604)**
Interest rate swap contracts	12,718,434*	(33,343,402)*

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
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Notes to Financial Statements  (continued)
August 31, 2019
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
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Notes to Financial Statements  (continued)
August 31, 2019
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2019:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	47,258	47,258
Centrally cleared interest rate swap contracts (a)	187,878	-	187,878
Total assets	187,878	47,258	235,136
Liabilities
Centrally cleared credit default swap contracts (a)	-	60,917	60,917
Centrally cleared interest rate swap contracts (a)	1,403,683	-	1,403,683
Total liabilities	1,403,683	60,917	1,464,600
Total financial and derivative net assets	(1,215,805)	(13,659)	(1,229,464)
Total collateral received (pledged) (b)	(1,215,805)	(13,659)	(1,229,464)
Net amount (c)	-	-	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
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Notes to Financial Statements  (continued)
August 31, 2019
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
August 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of
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Notes to Financial Statements  (continued)
August 31, 2019
their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.46% of the Fund’s average daily net assets.
The Investment Manager has voluntarily agreed to waive a portion of the management services fee on Fund assets that are invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee, or where applicable, an advisory fee to the Investment Manager. The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Loomis Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial, TCW Investment Management Company, LLC, and, effective December 6, 2018, Voya Investment Management Co. LLC each of which manage a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Institutional Class	0.05
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Notes to Financial Statements  (continued)
August 31, 2019
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through December 31, 2020	January 1, 2019 through June 30, 2019	Prior to January 1, 2019
Class A	0.74%	0.82%	0.86%
Institutional Class	0.49	0.57	0.61
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, distributions, non-deductible expenses, swap investments, principal and/or interest of fixed income securities, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
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Notes to Financial Statements  (continued)
August 31, 2019
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,482,213	(2,482,213)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
251,092,588	—	251,092,588	195,850,785	2,908,510	198,759,295
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
26,202,605	24,940,728	—	229,787,561
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
8,439,114,740	274,606,395	(44,818,834)	229,787,561
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	—	—	120,451,960	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $17,223,686,208 and $17,055,605,214, respectively, for the year ended August 31, 2019, of which $13,596,630,093 and $13,167,507,744, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
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Notes to Financial Statements  (continued)
August 31, 2019
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	1,300,000	2.83	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
94	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	95

Notes to Financial Statements  (continued)
August 31, 2019
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
96	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Total Return Bond Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Total Return Bond Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	97

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend
$26,187,764
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
98	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	99

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
100	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	101

 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and Loomis, Sayles & Company, L.P., PGIM, Inc., TCW Investment Management Company LLC and Voya Investment Management Co. LLC (the Subadvisers) with respect to Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
102	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Subadvisers’ experience with funds using an investment strategy similar to that used by the Subadvisers for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	103

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement and the Subadvisory Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the eighty-fourth, fifty-sixty and sixty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the fifth and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
104	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about changes in profitability in connection with a change in the Fund’s subadviser, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard,
Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019	105

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
106	Multi-Manager Total Return Bond Strategies Fund | Annual Report 2019

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Multi-Manager Total Return Bond Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN101_08_J01_(10/19)

Annual Report
August 31, 2019
Multi-Manager Small Cap Equity Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Small Cap Equity Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Small Cap Equity Strategies Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
BMO Asset Management Corp.
David Corris, CFA
Thomas Lettenberger, CFA
Columbia Management Investment Advisers, LLC
Christian Stadlinger, Ph.D, CFA
Jarl Ginsberg, CFA, CAIA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Hotchkis and Wiley Capital Management, LLC
Judd Peters, CFA
Ryan Thomes, CFA
J.P. Morgan Investment Management Inc.
Eytan Shapiro, CFA
Felise Agranoff, CFA
Matthew Cohen
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
	Inception	1 Year	5 Years	Life
Class A	04/20/12	-13.04	6.54	9.93
Institutional Class*	01/03/17	-12.85	6.69	10.03
Russell 2000 Index		-12.89	6.41	10.30
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 20, 2012 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Small Cap Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Exponent, Inc.	1.0
Trex Company, Inc.	1.0
Simpson Manufacturing Co., Inc.	0.9
Cantel Medical Corp.	0.9
Fox Factory Holding Corp.	0.9
Descartes Systems Group, Inc. (The)	0.7
SiteOne Landscape Supply, Inc.	0.7
PROS Holdings, Inc.	0.7
Repligen Corp.	0.7
Omnicell, Inc.	0.7
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at August 31, 2019)
Common Stocks	97.7
Limited Partnerships	0.2
Money Market Funds	2.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	1.5
Consumer Discretionary	10.9
Consumer Staples	2.8
Energy	3.5
Financials	18.2
Health Care	13.1
Industrials	20.4
Information Technology	17.1
Materials	3.1
Real Estate	5.9
Utilities	3.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance
Effective February 12, 2019, Dalton, Greiner, Harman, Maher & Co. (DGHM) no longer manages a portion of the Fund, and effective February 22, 2019, EAM Investors, LLC (EAM) no longer manages a portion of the Fund. Effective December 19, 2018, J.P. Morgan Investment Management Inc. (JPMIM) began managing a portion of the Fund’s assets, and effective February 13, 2019, Hotchkis and Wiley Capital Management, LLC (Hotchkis & Wiley) began managing a portion of the Fund’s assets. The Fund is currently managed by four independent money management firms and by Columbia Management Investment Advisers, LLC (CMIA) and each invests a portion of the portfolio’s assets. As of August 31, 2019, BMO Asset Management Corp. (BMO), CMIA, Conestoga Capital Advisors, LLC (Conestoga), Hotchkis & Wiley, and JPMIM managed approximately 19%, 19%, 22%, 19% and 21% of the portfolio, respectively.
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned -13.04%. The Fund closely matched the performance of its benchmark, the Russell 2000 Index, which returned -12.89% over the same period. Individual stock selection and sector allocation among the Fund’s managers generally accounted for the relative results.
Small-cap equities underperformed larger cap counterparts amid rising volatility
Small-cap equities, particularly those of value-oriented companies, struggled during the period, as the positive effects of tax reform faded and the negative effects of trade tensions bled into most segments of the U.S. equity market. Volatility also increased, as the U.S. and China alternated threats with more optimistic outlooks for a trade deal. Central bank policy also left investors guessing. Following interest rate hikes through 2018, the U.S. Federal Reserve pivoted to a more dovish tone to start 2019, but then characterized its July 2019 interest rate cut as a “mid-cycle adjustment” rather than the start of an easing cycle. These factors, along with a combination of modest U.S. economic growth and the flattening and eventual inverting U.S. Treasury yield curve, led U.S. equity investors to favor segments of the market perceived as safer. As a result, small-cap equities underperformed large-cap equities, and cyclical sectors underperformed non-cyclical sectors without regard to valuation.
Within the small-cap universe, as across the capitalization spectrum, growth stocks sharply outperformed value stocks. For the period as a whole, there was also a wide dispersion of returns across sectors of the benchmark. Indeed, sector performance reflected investors’ increasing aversion to risk, with utilities the only sector in the benchmark to deliver a positive absolute return for the period. Energy and materials were among the weakest performers, as crude oil prices fell well off the highs reached in October 2018 and tariffs continued to threaten profit margins and supply chains.
Individual stock selection impacted Fund performance most
DGHM: We managed a portion of the Fund from September 1, 2018 through February 12, 2019 (the “reporting period”). Our portion of the Fund underperformed the benchmark, attributable primarily to stock selection. Sector allocation decisions overall contributed positively as did having a modest cash balance during a reporting period when the benchmark declined. More specifically, stock selection in the retail/apparel, technology and consumer staples market segments detracted most from our portion of the Fund’s results. Allocation positioning in technology also hurt. These detractors were partially offset by effective stock selection in the consumer durables and transportation market segments, which contributed positively. Having an underweight allocation to health care, which underperformed the benchmark during the reporting period, also helped.
Individual positions that disappointed most during the reporting period were Invacare, WPX Energy and Greenbrier Companies, each posting a double-digit negative absolute return that underperformed the benchmark. We sold the Fund’s position in Invacare but maintained its positions in WPX Energy and Greenbrier Companies through the reporting period.
The individual positions in our portion of the Fund’s portfolio that contributed most positively were Ciena, Moog and The Ensign Group.
EAM: We managed a portion of the Fund from September 1, 2018 through February 22, 2019 (the “reporting period”). Our portion of the Fund underperformed the benchmark during the reporting period due to a combination of stock selection and sector allocation decisions. Stock selection in consumer discretionary, industrials and consumer staples detracted most. Having an overweight to health care, the second-weakest performing sector in the benchmark during the reporting period, also hurt. These detractors were partially offset by effective stock selection in the financials, information technology and real
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
estate sectors, which contributed positively. Having an overweight in information technology, the second-strongest performing sector in the benchmark during the reporting period, and an underweight to energy, the weakest performing sector in the benchmark during the reporting period, also helped.
From a risk attribution perspective, our portion of the Fund’s underperformance of the benchmark can be explained mostly by negative effects from factors, most notably medium-term momentum and volatility. The balance was due to negative effects from stock specific risk, particularly in health care.
The biggest individual detractors from our portion of the Fund’s results during the reporting period were Proteostasis Therapeutics, Natural Grocers by Vitamin Cottage and CURO Group Holdings. Positions in eHealth, K12 and MongoDB were top contributors to our portion of the Fund’s results.
Conestoga: Our portion of the Fund outperformed the benchmark during the 12-month period ended August 31, 2019 due primarily to stock selection. Sector allocation also added to relative returns, albeit more modestly. Equity factor exposures also added to relative returns, notably our portion of the Fund’s exposures toward the profitability factor and away from the earnings variability factor. During the period, growth-oriented stocks outperformed value-oriented stocks within the benchmark, which further benefited our strategy.
Stock selection was strongest in the industrials and health care sectors. Having overweights in the industrials and information technology sectors, which outperformed the benchmark during the period, also helped. Only partially offsetting these positive contributors was the detracting effect of our portion of the Fund’s underweights in the utilities, financials and real estate sectors, each of which outpaced the benchmark during the period. We typically underweight each of these sectors in our portion of the Fund given that the benchmark constituents struggle to meet our growth-oriented purchase criteria. Our portion of the Fund held no position in either the utilities or real estate sectors during the period and held only two positions in the financials sector.
The biggest individual contributors to our portion of the Fund’s results were price optimization software company PROS Holdings, biotechnology industry tools and materials provider Repligen and science and engineering consulting firm Exponent. PROS Holdings delivered strong results driven by substantial subscription revenue growth. Repligen saw its shares rise as first calendar quarter revenue and earnings per share exceeded market expectations. The momentum of Repligen’s business appeared strong, as all three of its segments — chromatography, filtration and proteins — experienced growth. Its management also announced the acquisition of C Technologies, a deal that adds a fourth platform of process analytics to the company’s growing bioprocessing franchise. Exponent outperformed the benchmark, as numerous tailwinds helped its organic growth accelerate. Complexities around autonomous driving and electric powered cars drove demand for Exponent’s scientific expertise.
Positions in Ligand Pharmaceuticals, Stamps.com and Bottomline Technologies detracted most from our portion of the Fund’s results. Drug developer Ligand Pharmaceuticals underperformed the benchmark during the period, as investors remained skeptical it could reinvest the $827 million in gross proceeds it received for its economic interest in Promacta royalties. Stamps.com is the leading provider of internet-based mailing and shipping solutions, primarily used by high volume shippers. Its stock sold off significantly after the company, in a surprising move, ended its exclusive relationship with the U.S. Postal Service (USPS). Software provider Bottomline Technologies underperformed the benchmark during the period on its management’s announcement it would seek to increase investment and maintain margins at current levels for the next several years. We sold our portion of the Fund’s position in Stamps.com but maintained positions in Ligand Pharmaceuticals and Bottomline Technologies at the end of the period.
During the period, we established a new position in our portion of the Fund in Axon Enterprise, a provider of law enforcement technology solutions, including TASER stun guns and on-officer body cameras. Axon Enterprise has experienced rapid growth and margin expansion as it gains leverage on its investments. We initiated a position in Paylocity Holding, a cloud-based provider of payroll and human capital management software solutions. Fourth quarter 2018 market volatility caused a decline in Paylocity Holding’s share price, which we believe provided a compelling entry point for a stock we have been monitoring for some time. We think the company has an attractive business model featuring recurring revenue and margin expansion opportunity. Conversely, in addition to the sale of Stamps.com, we sold our portion of the Fund’s position in Healthcare Services Group, as we believed financial challenges in its underlying customer base would persist and remain a significant headwind to growth for the company.
6	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Sector allocations were driven more by our bottom-up stock selection process than by any top-down or sector level research. That said, our portion of the Fund’s sector weightings relative to the benchmark increased in industrials, information technology and financials and decreased in consumer discretionary, health care and consumer staples during the period. At the end of August 2019, our portion of the Fund was overweight relative to the benchmark in industrials and consumer staples and was underweight in financials, real estate, utilities, consumer discretionary, energy, materials and communication services.
BMO: Our portion of the Fund underperformed the benchmark due primarily to stock selection during the 12-month period ended August 31, 2019. Our stock selection model is designed to identify fundamentally strong, attractively valued stocks with positive investor sentiment. While investor sentiment was a positive contributor to performance, fundamentals and valuation detracted from returns during the period. In addition, our strategy’s style, i.e. its emphasis on attractively valued securities, detracted, as the Russell 2000 Value Index underperformed the broad Russell 2000 Index for the period. Sector allocation overall contributed positively to relative results during the period.
More specifically, stock selection in the consumer discretionary and information technology sectors detracted most from our portion of the Fund’s relative results. Having an underweight to information technology, which was the second-strongest performing sector in the benchmark during the period, and having an overweight to energy, the weakest performing sector in the benchmark during the period, also hurt. Partially offsetting these detractors was effective stock selection in the utilities and communication services sectors, which contributed positively. Having an overweight to utilities, the only sector in the benchmark to generate a positive absolute return during the period as investors became increasingly risk averse, also helped. Having an overweight to communication services, which outperformed the benchmark during the period, and having an underweight to health care, which underperformed the benchmark during the period, added value as well.
From an individual holdings perspective, the biggest detractors from our portion of the Fund’s results included Cooper-Standard Holdings, Realogy Holdings and Phibro Animal Health. Cooper-Standard Holdings manufactures and distributes automotive systems and components. During the annual period, its attractive valuation was overshadowed by macroeconomic cycle concerns in the automotive market. Realogy Holdings, a real estate services provider, faced competitive pressure to its stock’s fundamentals from other brokerage platforms and new entrants to the industry. Shares of Phibro Animal Health, which is an animal health and mineral nutrition company, declined significantly during the annual period, as the company reported weaker than expected quarterly results in August. Investors focused both on weakness in the U.S. dairy market and on an outbreak of African swine fever in China, limiting the need for animal feed additives in the region.
Conversely, individual positive contributors included Sinclair Broadcast Group, Ciena and Black Hills. Sinclair Broadcast Group, a television broadcasting company, outperformed the benchmark during the period, as a result of strong investor interest in its acquisition of 21 regional sports networks from Walt Disney, which divested the networks as a result of its acquisition of Twenty-First Century Fox. We exited our portion of the Fund’s position in Sinclair Broadcast Group following the announcement of the deal. Ciena develops and markets communications network platforms and software. During the period, the company saw improving growth and profitability, as it excelled in its web-scale and telecommunications business segments ahead of its 5G rollout. We trimmed the position, as the stock grew outside of our small cap market cap range, but we continued to view the company as attractive and maintained a position. Utilities company Black Hills contributed positively to our portion of the Fund’s results, driven by improving investor interest around several regulatory victories, increasing visibility on its near- to medium-term fundamentals. We trimmed the position due to deterioration in Black Hills’ growth metrics and to reduce our portion of the Fund’s utilities exposure following strong performance by the sector during the period.
We established a position in our portion of the Fund in Darling Ingredients, a developer and producer of natural ingredients from edible and inedible bio-nutrients. The purchase was based on improving investor sentiment and strong company fundamentals. What we believed to be the company’s strong free cash flow trajectory may well continue, driven in part by its joint venture with Valero, which should enable Darling Ingredients to invest profits back into its core business. We initiated a position in BMC Stock Holdings, a provider of building products and services in the residential construction industry, following an increase in the stock’s ranking within our stock selection model based on strong investor interest, improving fundamentals and attractive valuations. Conversely, we sold our portion of the Fund’s position in Banner, a bank holding company. We
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	7

Manager Discussion of Fund Performance  (continued)
exited the position following Banner’s acquisition of Skagit Bancorp and deterioration in its company fundamentals. We exited our portion of the Fund’s position in El Paso Electric, a utility company, after it agreed to be acquired by the Infrastructure Investments Fund.
As a result of our bottom-up stock attractiveness strategy, our portion of the Fund’s weights to real estate, industrials and financials increased and its weights in energy, consumer discretionary and materials decreased. As of August 31, 2019, our portion of the Fund was overweight relative to the benchmark in financials, real estate, energy, utilities and materials and was underweight relative to the benchmark in health care, consumer discretionary, information technology, consumer staples and communication services. Our portion of the Fund was rather neutrally weighted compared to the benchmark in industrials at the end of August 2019.
JPMIM: During the period from December 19, 2018, when we assumed management of a portion of the Fund, through August 31, 2019 (the “reporting period”), our portion of the Fund outperformed the benchmark. While growth as a style was generally rewarded, buoying our investment approach, strong stock selection was the primary driver of our portion of the Fund’s relative outperformance during the reporting period. More specifically, stock selection proved most effective in the health care, information technology and consumer staples sectors. Having an overweight in information technology, which significantly outpaced the benchmark during the reporting period, also helped. Only partially offsetting these positive contributors was weaker stock selection in the consumer discretionary and financials sectors, which detracted. Having an underweight to the strongly performing utilities sectors, also hurt.
From an individual holdings perspective, the top positive contributors to our portion of the Fund’s results were medical device company Insulet, biotechnology company Spark Therapeutics and semiconductor components provider Inphi. Insulet specializes in devices and supplies for diabetic patients. Its shares traded higher following reports of its fiscal first and second quarter results, both of which were highlighted by better than expected revenues and a raise in guidance. Spark Therapeutics focuses on gene therapies for retinal sickness and neurodegenerative diseases. Its shares rose after it was announced in early 2019 that the company would be acquired by Roche for a substantial premium. Inphi provides semiconductor components for communications and data center end-markets. Its earnings results in 2019 were positive, highlighting the company’s strong competitive position despite concerns around its relationship with controversial Chinese technology company Huawei. We trimmed our portion of the Fund’s positions in each of these three holdings during the reporting period.
Among the biggest individual detractors from our portion of the Fund’s results were Evolent Health, Farfetch and Hudson. Evolent Health provides health system consulting services and has been a leading participant in the ongoing industry shift toward a more value-based model of health care delivery. Its stock declined due to concerns around the solvency of a key health plan customer, weaker guidance for 2019 and its acquisition of a majority stake in a large customer, which was not well received by investors. Farfetch is a technology platform for the luxury fashion industry. Much of its stock’s weak performance came in August 2019 when the company lowered guidance for the remainder of 2019. The company also made an acquisition that was not viewed to be core to its primary business, which was not well received by the market. Hudson is an operator of quick-service food, convenience and travel essentials stores. Its stock came under pressure after the company’s Chief Executive Officer was unexpectedly replaced by its former Chief Operating Officer. The company’s duty-free business was also a source of weakness during the reporting period. Our portion of the Fund maintained a position in each of these three companies at the end of the reporting period.
We established a position in Simpson Manufacturing, a provider of wood, concrete and masonry structural connectors. Simpson Manufacturing is the dominant player with 70% market share in residential construction given its significant manufacturing scale and strong builder relationships. Building code mandates and construction in storm-prone areas have increased the company’s penetration and drove, in our view, its secular growth opportunity. Further, we believed the company has a well-tenured management team, strong pricing power and superior free cash flow generation. We initiated a position in our portion of the Fund in Semtech, a semiconductor company that we believed was, well positioned to take advantage of the early opportunity in LoRa, which is a long range, low power wireless communication technology. Conversely, we sold our portion of the Fund’s position in enterprise cloud platform developer Nutanix given our confidence in its management had been waning and its customer pipeline appeared lackluster in the near to intermediate term. Additionally, the company paused hiring in sales roles late in 2018 after a notable hiring push earlier in the year, thereby, in our view, reducing its growth trajectory.
8	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
We exited our portion of the Fund’s position in online education technology provider Instructure, as we believed the company’s shift toward corporate learning and away from the slowing higher education market may take longer than expected. Further, a newly appointed Chief Executive Officer increased potential challenges from an execution perspective, in our view.
There were no significant shifts in sector weightings within our portion of the Fund during the reporting period, though we modestly increased exposure to the consumer discretionary sector and modestly decreased exposure to the information technology sector. Our portion of the Fund’s largest overweights relative to the benchmark at the end of the reporting period were information technology and consumer discretionary, and its largest underweights relative to the benchmark were financials and health care.
Hotchkis & Wiley: During the period from February 13, 2019, when we assumed management of a portion of the Fund, through August 31, 2019 (the “reporting period”), our portion of the Fund underperformed the benchmark as well as the Russell 2000 Value Index, against which we measure our portion of the Fund. There were two stylistic factors that served as headwinds to our relative performance — value and size. Small-cap value equities significantly underperformed small-cap growth equities, which hurt, as our portion of the Fund exhibits valuation characteristics that are at a discount to the Russell 2000 Value Index. Further, our portion of Fund’s average weight in stocks with a market capitalization below $1 billion was substantially higher than that of the benchmark, but, during the reporting period, the smallest capitalization stocks in the benchmark significantly underperformed the benchmark as a whole.
More specifically, sector allocation positioning detracted most from relative results. Utilities, real estate and information technology were the best performing sectors in the Russell 2000 Value Index during the reporting period, and our portion of the Fund was underweight in each. Energy was the weakest performing in the Russell 2000 Value Index during the reporting period amid volatile oil prices, and thus our portion of the Fund’s overweight position hurt. Stock selection in information technology, real estate and energy also detracted, with positions in communications equipment companies and energy services companies disappointing most. Only partially offsetting these detractors was the positive contributions made by having an underweight to health care, the second-weakest sector in the Russell 2000 Value Index during the reporting period, and by effective stock selection in the health care, consumer discretionary and materials sectors.
Among the biggest individual detractors from our portion of the Fund’s results were Nautilus, Mammoth Energy Services and Whiting Petroleum. Nautilus, which makes home fitness equipment, faced heightened competitive pressures during the reporting period. Mammoth Energy Services is an energy services company that provides proppant sand, pressure pumping, equipment rental and other related services. This industry overall was hit hard during the reporting period, as exploration and production companies exhibited more disciplined capital spending. Whiting Petroleum is an oil and gas exploration and production company. Because its operations are focused in the Bakken shale region in North Dakota, which is higher on the cost curve compared to Permian Basin operators, Whiting Petroleum was disproportionately exposed to changes in oil prices. At the end of the reporting period, we maintained positions in each of these companies within our portion of the Fund.
From an individual holdings perspective, the top positive contributors to our portion of the Fund’s results were Sonic Automotive, Rev Group and Vectrus. Sonic Automotive has more than 100 dealerships across the southern U.S., in addition to collision repair centers. During the reporting period, it announced a positive earnings surprise driven by strong used car margins and cost cutting efforts, signaling positive steps and effective execution by its management. Rev Group manufactures specialty vehicles, like ambulances, fire trucks, street sweepers and more. Its shares declined in late 2018 after missing earnings due to rising input costs, which can take time to pass on to customers. Subsequently, its stock rebounded when the company reported results that were better than market expectations. Vectrus provides logistics and supply chain support for U.S. government agencies. Its shares rose significantly during the reporting period on the company’s win of a major new contract with the U.S. Army. We trimmed our portion of the Fund’s positions in each of these companies but maintained positions in each at the end of the reporting period.
We rebalance our portion of the Fund twice per year, triggering many buys and sells. Among those purchases made during the reporting period was Goodyear Tire. In our view, the company possesses a good brand and was trading at an attractive level with secular tailwind opportunities from high value-added tires. We initiated a position in AAR, a company that supplies aftermarket products to the global aviation market, a niche industry in which it is, in our view, competitively well positioned. We believe AAR has a strong balance sheet and an attractive valuation. We established a position in GrafTech International,
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	9

Manager Discussion of Fund Performance  (continued)
which makes graphite and carbon-based products, including graphite electrodes. It was trading, at the time of purchase, at what we felt was an attractive valuation, and we liked what we saw as a reasonable balance sheet and good competitive dynamics for the company. Conversely, we sold our portion of the Fund’s position in auction house Sotheby’s during the reporting period. The company announced it was to be acquired at a large premium, and we exited the position. Similarly, we eliminated our portion of the Fund’s position in Quantenna Communication upon its announcement it was to be acquired at a significant premium. We also exited our portion of the Fund’s position in Portland General Electric. The utility company’s market capitalization rose to well above $4 billion, so we sold the position to stay within the strategy’s small cap parameters.
During the reporting period, we increased our portion of the Fund’s relative weighting in financials, primarily though increasing the allocation to banks, which, in our view, represented the most compelling industry from both a risk/return and valuation perspective. We also modestly increased our portion of the Fund’s weighting in industrials. We reduced our portion of the Fund’s relative weight in energy, primarily by decreasing positions in energy services companies. We also reduced the weight in information technology. At the end of the reporting period, our portion of the Fund was overweight relative to the benchmark in financials, energy, industrials and consumer discretionary, and was underweight relative to the benchmark in health care, real estate, information technology, communication services and consumer staples. Our portion of the Fund had rather neutral weightings relative to the benchmark in the utilities and materials sectors at the end of August 2019.
CMIA: Our portion of the Fund closely matched the performance of the Russell 2000 Value Index, against which our portion of the Fund is managed, with stock selection modestly detracting from relative performance and sector allocation overall contributing modestly positively during the 12-month period ended August 31, 2019.
Stock selection in financials, materials, energy, utilities and industrial hurt most. Allocation positioning in real estate, health care, materials and financials also dampened relative results. Virtually evenly offsetting these detractors was effective stock selection in the health care, consumer discretionary, communication services, consumer staples and real estate sectors, which contributed most positively. Having an underweighted allocation to energy, which was the weakest sector in the Russell 2000 Value Index during the period, and having a position in cash during an period when the Russell 2000 Value Index declined substantially, also added value.
Among the biggest individual detractors from our portion of the Fund’s results was Orion Engineered Carbons, a specialty and rubber carbon blacks supplier. Its shares fell during the period on lower volumes and on its Chief Executive Officer’s comments about softening demand. Two oil and gas exploration and production companies — Carrizo Oil & Gas and Oasis Petroleum — also detracted, with each experiencing significant share price declines during the fourth quarter of 2018 when energy prices sharply fell. A position in truckload carrier Covenant Transportation Group was another notable detractor. Its shares declined due to a difficult operating environment for trucking as well as some weather-related issues during the period. We maintained our portion of the Fund’s positions in Orion Engineered Carbons, Oasis Petroleum and Covenant Transportation Group at the end of the period but sold its position in Carrizo Oil & Gas.
From an individual holdings perspective, the top positive contributors to our portion of the Fund’s results were industrials company Armstrong World Industries, real estate investment trust PS Business Parks and industrials company MasTec. Shares of Armstrong World Industries, which designs and manufactures ceilings and walls, rose substantially as investors rewarded its growth and margins. The company also acquired a smaller architectural specialties business that many investors felt should help expand the company’s offerings. PS Business Parks, which invests in office buildings and industrial properties, saw its shares rise on consecutive reports of strong quarterly results and on its acquisition of a new industrial property in Virginia. Also helping PS Business Parks was relative strength in the real estate sector broadly, as investors favored the sector’s defensive qualities. Infrastructure engineering and construction company MasTec saw its shares jump after reporting strong quarterly results that beat consensus expectations and raising forward guidance, with such results driven by momentum across its businesses. During the period, we slightly trimmed our portion of the Fund’s position in Armstrong World Industries on its strength but maintained positions in each of these holdings at the end of August 2019.
During the period, we established positions in TopBuild, a homebuilding company, and Lumentum, a technology firm that manufactures optical and photonic products. We purchased these names as, in our view, each met our valuation criteria, were exhibiting upward inflection and had strong fundamentals. Each performed well from their respective purchase dates
10	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
through the end of the period. In addition to the sale of Carrizo Oil & Gas, already mentioned, we exited our portion of the Fund’s position in Electronics for Imaging, which designs and markets products that support printing on a variety of peripheral devices, after it was announced the company was being acquired.
In general, changes in sector weights are a function of the number of opportunities we can find for undervalued companies with what we view as strong underlying earnings prospects and evidence of upward inflection points. Based on our individual fundamental, bottom-up stock selection process, notable sector shifts in our portion of the Fund during the period included increased allocations to information technology and utilities and decreased exposure to financials, materials and health care. At the end of the period, our portion of the Fund was overweight relative to the Russell 2000 Value Index in information technology, industrials and utilities. Our portion of the Fund was underweight relative to the Russell 2000 Value Index in financials, energy and real estate at the end of August 2019.
The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	11

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	964.50	1,018.65	6.30	6.48	1.28
Institutional Class	1,000.00	1,000.00	965.10	1,019.90	5.07	5.22	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
12	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 1.4%
Diversified Telecommunication Services 0.2%
Vonage Holdings Corp.(a)	300,000	3,966,000
Entertainment 0.3%
Glu Mobile, Inc.(a)	236,972	1,052,156
Sciplay Corp., Class A(a)	95,199	905,342
World Wrestling Entertainment, Inc., Class A	51,665	3,690,431
Total		5,647,929
Media 0.9%
Emerald Expositions Events, Inc.	59,500	568,820
Entravision Communications Corp., Class A	202,400	619,344
MDC Partners, Inc., Class A(a)	299,400	703,590
Meredith Corp.	12,600	551,628
MSG Networks, Inc., Class A(a)	172,592	2,830,509
New York Times Co. (The), Class A	142,499	4,160,971
Nexstar Media Group, Inc., Class A	44,000	4,351,160
TEGNA, Inc.	26,600	380,646
Total		14,166,668
Total Communication Services		23,780,597
Consumer Discretionary 10.7%
Auto Components 2.2%
Adient PLC	59,400	1,198,098
American Axle & Manufacturing Holdings, Inc.(a)	78,641	498,584
Cooper Tire & Rubber Co.	51,800	1,216,782
Cooper-Standard Holding, Inc.(a)	51,267	1,919,436
Dana, Inc.	171,423	2,182,215
Delphi Technologies PLC	93,100	1,231,713
Dorman Products, Inc.(a)	80,825	5,745,041
Fox Factory Holding Corp.(a)	198,671	14,312,259
Goodyear Tire & Rubber Co. (The)	106,500	1,221,555
Motorcar Parts of America, Inc.(a)	58,900	855,817
Stoneridge, Inc.(a)	82,838	2,543,955
Tower International, Inc.	42,700	1,320,711
Visteon Corp.(a)	36,300	2,503,611
Total		36,749,777
Common Stocks (continued)
Issuer	Shares	Value ($)
Automobiles 0.3%
Thor Industries, Inc.	26,600	1,221,206
Winnebago Industries, Inc.	95,397	3,054,612
Total		4,275,818
Distributors 0.3%
Pool Corp.	21,597	4,241,219
Diversified Consumer Services 1.4%
Adtalem Global Education, Inc.(a)	82,400	3,520,128
Bright Horizons Family Solutions, Inc.(a)	31,331	5,171,182
Grand Canyon Education, Inc.(a)	77,200	9,696,320
Sotheby’s (a)	90,550	5,229,262
Weight Watchers International, Inc.(a)	10,100	302,899
Total		23,919,791
Hotels, Restaurants & Leisure 1.4%
Boyd Gaming Corp.	187,807	4,514,880
Brinker International, Inc.	89,200	3,389,600
Dine Brands Global, Inc.	30,000	2,116,500
Hilton Grand Vacations, Inc.(a)	37,000	1,249,490
Planet Fitness, Inc., Class A(a)	50,710	3,580,633
Red Rock Resorts, Inc., Class A	135,142	2,817,711
Texas Roadhouse, Inc.	75,607	3,890,736
Twin River Worldwide Holdings, Inc.	27,500	622,875
Wyndham Destinations, Inc.	30,500	1,352,370
Total		23,534,795
Household Durables 1.5%
Century Communities, Inc.(a)	36,200	1,020,116
Ethan Allen Interiors, Inc.	35,200	605,440
Flexsteel Industries, Inc.	20,100	304,314
Green Brick Partners, Inc.(a)	38,600	354,734
Hooker Furniture Corp.	49,200	878,712
KB Home	266,183	7,477,080
La-Z-Boy, Inc.	52,147	1,661,925
LGI Homes, Inc.(a)	13,300	1,084,083
M/I Homes, Inc.(a)	11,400	411,996
Meritage Homes Corp.(a)	15,900	1,038,906
Taylor Morrison Home Corp., Class A(a)	52,000	1,240,720
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
TopBuild Corp.(a)	30,900	2,861,958
TRI Pointe Group, Inc.(a)	246,234	3,447,276
Tupperware Brands Corp.	65,500	852,155
Zagg, Inc.(a)	188,300	1,207,003
Total		24,446,418
Internet & Direct Marketing Retail 0.1%
Farfetch Ltd., Class A(a)	150,141	1,468,379
PetMed Express, Inc.	40,700	643,060
RealReal, Inc. (The)(a)	32,469	424,370
Total		2,535,809
Leisure Products 0.1%
Johnson Outdoors, Inc., Class A	24,630	1,379,280
Nautilus, Inc.(a)	329,100	457,449
Total		1,836,729
Multiline Retail 0.2%
Dillard’s, Inc., Class A	5,500	321,860
Ollie’s Bargain Outlet Holdings, Inc.(a)	46,484	2,577,538
Total		2,899,398
Specialty Retail 2.7%
Aaron’s, Inc.	77,200	4,949,292
American Eagle Outfitters, Inc.	362,401	6,095,585
Asbury Automotive Group, Inc.(a)	10,500	990,150
AutoNation, Inc.(a)	27,000	1,281,420
Bed Bath & Beyond, Inc.	90,920	879,196
Buckle, Inc. (The)	19,800	388,080
Camping World Holdings, Inc., Class A	77,100	585,960
Children’s Place, Inc. (The)	37,000	3,228,250
Genesco, Inc.(a)	85,822	3,062,129
Group 1 Automotive, Inc.	15,700	1,173,104
Haverty Furniture Companies, Inc.	38,400	735,360
Hibbett Sports, Inc.(a)	162,105	2,681,217
Hudson Ltd., Class A(a)	258,508	2,804,812
Lithia Motors, Inc., Class A	42,817	5,612,024
National Vision Holdings, Inc.(a)	196,631	5,576,455
Office Depot, Inc.	639,700	831,610
Penske Automotive Group, Inc.	21,000	898,380
Sally Beauty Holdings, Inc.(a)	78,500	960,055
Sonic Automotive, Inc., Class A	47,000	1,264,770
Common Stocks (continued)
Issuer	Shares	Value ($)
Sportsman’s Warehouse Holdings, Inc.(a)	78,700	332,114
Urban Outfitters, Inc.(a)	28,000	655,480
Zumiez, Inc.(a)	13,700	355,926
Total		45,341,369
Textiles, Apparel & Luxury Goods 0.5%
Deckers Outdoor Corp.(a)	14,929	2,201,281
G-III Apparel Group Ltd.(a)	29,100	596,841
Movado Group, Inc.	45,700	983,464
Unifi, Inc.(a)	15,000	288,600
Vera Bradley, Inc.(a)	109,938	1,164,244
Wolverine World Wide, Inc.	143,114	3,713,808
Total		8,948,238
Total Consumer Discretionary		178,729,361
Consumer Staples 2.8%
Beverages 0.3%
MGP Ingredients, Inc.	121,350	5,845,429
Food & Staples Retailing 1.2%
BJ’s Wholesale Club Holdings, Inc.(a)	160,900	4,225,234
Grocery Outlet Holding Corp.(a)	43,359	1,753,872
Performance Food Group Co.(a)	169,832	7,946,439
SpartanNash Co.	52,343	563,734
The Chefs’ Warehouse(a)	129,500	4,996,110
Village Super Market, Inc., Class A	24,900	621,753
Total		20,107,142
Food Products 0.5%
Freshpet, Inc.(a)	91,583	4,494,894
TreeHouse Foods, Inc.(a)	73,100	3,702,515
Total		8,197,409
Household Products 0.5%
Central Garden & Pet Co., Class A(a)	88,831	2,137,274
Energizer Holdings, Inc.	32,300	1,243,550
WD-40 Co.	27,000	4,922,100
Total		8,302,924
Personal Products 0.2%
Nu Skin Enterprises, Inc., Class A	33,000	1,340,460
Usana Health Sciences, Inc.(a)	19,800	1,345,806
Total		2,686,266

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 0.1%
Universal Corp.	24,600	1,231,476
Total Consumer Staples		46,370,646
Energy 3.3%
Energy Equipment & Services 1.0%
C&J Energy Services, Inc.(a)	133,022	1,271,690
Cactus, Inc., Class A(a)	24,200	616,374
Frank’s International NV(a)	280,200	1,218,870
FTS International, Inc.(a)	427,876	1,073,969
Keane Group, Inc.(a)	168,100	890,930
Liberty Oilfield Services, Inc., Class A	86,900	935,913
Mammoth Energy Services, Inc.	165,300	601,692
Matrix Service Co.(a)	95,682	1,901,201
Newpark Resources, Inc.(a)	347,533	2,297,193
Nine Energy Service, Inc.(a)	54,000	295,920
Patterson-UTI Energy, Inc.	246,600	2,133,090
ProPetro Holding Corp.(a)	201,441	2,145,347
Solaris Oilfield Infrastructure, Inc., Class A	96,400	1,325,500
Total		16,707,689
Oil, Gas & Consumable Fuels 2.3%
Altus Midstream Co., Class A(a)	262,300	605,913
Amplify Energy Corp.(a)	83,592	498,208
Antero Resources Corp.(a)	155,900	494,203
Arch Coal, Inc.	49,000	3,751,440
Berry Petroleum Corp.	140,800	1,124,992
Bonanza Creek Energy, Inc.(a)	61,200	1,380,672
Callon Petroleum Co.(a)	580,000	2,383,800
Centennial Resource Development, Inc., Class A(a)	135,781	654,464
Contango Oil & Gas Co.(a)	124,000	121,520
Delek U.S. Holdings, Inc.	198,601	6,504,183
Earthstone Energy, Inc., Class A(a)	234,300	805,992
Hoegh LNG Partners LP	18,800	274,856
Kosmos Energy Ltd.	195,500	1,235,560
Laredo Petroleum, Inc.(a)	314,736	780,545
Matador Resources Co.(a)	124,800	1,953,120
Oasis Petroleum, Inc.(a)	358,000	1,116,960
Par Pacific Holdings, Inc.(a)	32,500	706,550
PBF Energy, Inc., Class A	38,700	917,190
Common Stocks (continued)
Issuer	Shares	Value ($)
Range Resources Corp.	245,300	873,268
Renewable Energy Group, Inc.(a)	52,000	632,840
REX American Resources Corp.(a)	13,800	947,784
SM Energy Co.	134,000	1,270,320
Southwestern Energy Co.(a)	412,000	650,960
SRC Energy, Inc.(a)	550,371	2,762,863
Talos Energy, Inc.(a)	15,500	295,120
W&T Offshore, Inc.(a)	256,668	1,124,206
Whiting Petroleum Corp.(a)	82,600	547,638
World Fuel Services Corp.	93,224	3,579,802
Total		37,994,969
Total Energy		54,702,658
Financials 17.8%
Banks 10.1%
1st Source Corp.	46,470	2,061,874
Amalgamated Bank, Class A	37,500	601,875
Ameris Bancorp	95,300	3,353,607
Associated Banc-Corp.	60,508	1,164,174
Atlantic Capital Bancshares, Inc.(a)	66,504	1,084,015
Atlantic Union Bankshares Corp.	153,200	5,532,052
BankUnited, Inc.	38,900	1,235,464
Bar Harbor Bankshares	28,100	620,167
Boston Private Financial Holdings, Inc.	285,544	3,032,477
Bridge Bancorp, Inc.	21,400	575,874
Brookline Bancorp, Inc.	65,900	925,236
Bryn Mawr Bank Corp.	8,800	300,080
Camden National Corp.	15,900	659,214
Carolina Financial Corp.	27,600	942,540
Cathay General Bancorp	265,943	8,826,648
Central Pacific Financial Corp.	91,597	2,548,229
City Holding Co.	9,100	676,585
Community Bank System, Inc.	88,800	5,415,912
Community Trust Bancorp, Inc.	49,714	1,933,875
ConnectOne Bancorp, Inc.	44,300	907,264
Customers Bancorp, Inc.(a)	62,300	1,176,847
Eagle Bancorp, Inc.	16,700	680,358
Enterprise Financial Services Corp.	40,420	1,593,356
Equity Bancshares, Inc., Class A(a)	36,600	925,980
Financial Institutions, Inc.	59,859	1,739,503

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
First BanCorp	123,100	1,179,298
First BanCorp	36,492	1,285,248
First Business Financial Services, Inc.	15,800	356,290
First Commonwealth Financial Corp.	168,058	2,078,878
First Financial Bancorp	41,500	971,930
First Financial Bankshares, Inc.	89,667	2,745,604
First Financial Corp.	21,900	889,140
First Hawaiian, Inc.	51,000	1,310,700
First Internet Bancorp	36,700	742,074
First Mid Bancshares, Inc.	9,900	317,691
First of Long Island Corp. (The)	45,200	983,552
Flushing Financial Corp.	45,400	875,766
FNB Corp.	86,100	925,575
Franklin Financial Network, Inc.	42,800	1,238,204
Fulton Financial Corp.	82,254	1,311,951
Great Southern Bancorp, Inc.	35,350	1,991,619
Great Western Bancorp, Inc.	153,496	4,578,786
Hancock Whitney Corp.	218,658	7,677,082
Hanmi Financial Corp.	174,492	3,125,152
Heritage Commerce Corp.	138,300	1,602,897
Heritage Financial Corp.	101,700	2,662,506
Hilltop Holdings, Inc.	183,354	4,354,658
Home Bancshares, Inc.	35,400	627,288
HomeTrust Bancshares, Inc.	12,700	320,294
Hope Bancorp, Inc.	94,100	1,261,881
Horizon Bancorp, Inc.	40,600	660,156
Iberiabank Corp.	63,737	4,397,216
Independent Bank Corp.	64,000	4,327,040
International Bancshares Corp.	121,439	4,322,014
Investors Bancorp, Inc.	219,304	2,434,274
Lakeland Bancorp, Inc.	84,300	1,254,384
Live Oak Bancshares, Inc.	66,700	1,196,598
Metropolitan Bank Holding Corp.(a)	7,600	275,120
Midland States Bancorp, Inc.	49,300	1,270,461
MidWestOne Financial Group, Inc.	11,600	336,052
Northrim BanCorp, Inc.	9,000	325,800
Old National Bancorp	20,169	338,839
Opus Bank	31,800	660,168
Orrstown Financial Services, Inc.	16,800	358,512
Common Stocks (continued)
Issuer	Shares	Value ($)
Pacific Premier Bancorp, Inc.	141,000	4,153,860
Park National Corp.	3,500	315,280
Peapack Gladstone Financial Corp.	82,393	2,317,715
Peoples Bancorp, Inc.	24,038	738,207
Preferred Bank	29,268	1,462,229
RBB Bancorp	15,900	293,037
Renasant Corp.	126,200	4,138,098
Republic Bancorp, Inc.	12,900	547,605
Sandy Spring Bancorp, Inc.	225,515	7,550,242
Signature Bank	20,299	2,367,878
Simmons First National Corp., Class A	28,800	691,200
South State Corp.	9,000	662,220
Southern National Bancorp of Virginia, Inc.	43,400	634,508
TCF Financial Corp.	190,495	7,345,487
Texas Capital Bancshares, Inc.(a)	56,663	3,053,002
Towne Bank	12,700	333,629
Trico Bancshares	17,900	632,944
Triumph Bancorp, Inc.(a)	21,200	635,788
Trustmark Corp.	30,600	1,000,008
UMB Financial Corp.	69,000	4,300,080
Umpqua Holdings Corp.	19,900	312,629
Univest Corporation of Pennsylvania	55,583	1,406,806
Valley National Bancorp	130,000	1,366,300
Webster Financial Corp.	37,274	1,668,384
WesBanco, Inc.	8,700	297,714
West Bancorporation, Inc.	15,000	312,600
Wintrust Financial Corp.	55,982	3,517,349
Total		168,138,703
Capital Markets 1.8%
Artisan Partners Asset Management, Inc., Class A	23,900	636,696
Bright sphere Investment Group, Inc.	59,200	538,128
Cowen, Inc.(a)	149,731	2,337,301
Evercore, Inc., Class A	50,042	3,991,350
GAIN Capital Holdings, Inc.	72,300	328,965
GAMCO Investors, Inc., Class A	16,600	293,322
Greenhill & Co., Inc.	73,234	1,028,205
Houlihan Lokey, Inc.	87,500	3,865,750
INTL FCStone, Inc.(a)	17,000	666,570
Legg Mason, Inc.	35,300	1,298,687

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Moelis & Co., ADR, Class A	46,300	1,552,439
Och-Ziff Capital Management Group, Inc., Class A	28,800	648,000
Oppenheimer Holdings, Inc., Class A	38,500	1,068,760
PennantPark Investment Corp.	158,896	1,002,634
Stifel Financial Corp.	83,003	4,434,020
Victory Capital Holdings, Inc., Class A(a)	57,300	915,081
Virtu Financial, Inc. Class A	77,200	1,451,360
Virtus Investment Partners, Inc.	8,600	917,534
Waddell & Reed Financial, Inc., Class A	179,894	2,908,886
Westwood Holdings Group, Inc.	33,000	905,850
Total		30,789,538
Consumer Finance 0.3%
Navient Corp.	100,100	1,275,274
Nelnet, Inc., Class A	33,787	2,265,419
SLM Corp.	252,100	2,127,724
Total		5,668,417
Diversified Financial Services 0.1%
FGL Holdings	118,300	944,034
Insurance 2.4%
Ambac Financial Group, Inc.(a)	67,800	1,223,112
American Equity Investment Life Holding Co.	225,997	4,870,235
AMERISAFE, Inc.	60,500	4,156,350
Argo Group International Holdings Ltd.	118,501	7,787,886
CNO Financial Group, Inc.	78,763	1,140,488
eHealth, Inc.(a)	10,664	888,418
Employers Holdings, Inc.	105,518	4,550,991
Enstar Group Ltd.(a)	7,700	1,375,374
Global Indemnity Ltd	21,000	540,750
Horace Mann Educators Corp.	30,704	1,346,985
MBIA, Inc.(a)	411,300	3,701,700
National General Holdings Corp.	64,069	1,510,747
National Western Life Group, Inc., Class A	5,100	1,314,882
ProAssurance Corp.	34,400	1,344,008
Safety Insurance Group, Inc.	23,568	2,272,898
Stewart Information Services Corp.	23,500	841,770
Third Point Reinsurance Ltd.(a)	92,500	871,350
United Fire Group, Inc.	13,400	605,144
Total		40,343,088
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.6%
Blackstone Mortgage Trust, Inc.	91,900	3,198,120
Colony Credit Real Estate, Inc.	98,500	1,234,205
Ellington Financial, Inc.	71,200	1,243,864
Exantas Capital Corp.	117,100	1,312,691
Great Ajax Corp.	49,400	720,252
Invesco Mortgage Capital, Inc.	77,200	1,160,316
Ready Capital Corp.	64,603	948,372
Total		9,817,820
Thrifts & Mortgage Finance 2.5%
Axos Financial, Inc.(a)	170,487	4,417,318
Capitol Federal Financial, Inc.	52,800	711,216
Dime Community Bancshares, Inc.	69,100	1,370,253
Essent Group Ltd.(a)	59,671	2,894,044
First Defiance Financial Corp.	45,618	1,192,911
FS Bancorp, Inc.	6,700	324,280
Hingham Institution for Savings	3,300	594,330
HomeStreet, Inc.(a)	46,800	1,234,116
Luther Burbank Corp.	67,800	709,188
Merchants Bancorp	34,500	547,170
Meridian Bancorp, Inc.	37,200	650,256
MGIC Investment Corp.	334,000	4,225,100
NMI Holdings, Inc., Class A(a)	101,633	2,880,279
Northfield Bancorp, Inc.	70,300	1,091,056
OceanFirst Financial Corp.	122,300	2,570,746
Oritani Financial Corp.	80,400	1,377,252
Southern Missouri Bancorp, Inc.	9,500	317,300
Sterling Bancorp, Inc.	66,400	619,512
Territorial Bancorp, Inc.	12,700	347,345
TrustCo Bank Corp.	362,140	2,777,614
United Financial Bancorp, Inc.	72,000	900,000
Walker & Dunlop, Inc.	66,133	3,694,189
Washington Federal, Inc.	38,844	1,382,846
Waterstone Financial, Inc.	38,900	645,351
WSFS Financial Corp.	101,700	4,192,074
Total		41,665,746
Total Financials		297,367,346

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 12.9%
Biotechnology 3.6%
ACADIA Pharmaceuticals, Inc.(a)	62,002	1,714,975
Adverum Biotechnologies, Inc.(a)	70,304	726,240
Alder Biopharmaceuticals, Inc.(a)	92,900	831,455
Atara Biotherapeutics, Inc.(a)	107,743	1,454,531
Avrobio, Inc.(a)	98,216	1,913,248
Biohaven Pharmaceutical Holding Co., Ltd.(a)	72,143	2,827,284
BridgeBio Pharma, Inc.(a)	27,544	839,541
CareDx, Inc.(a)	20,471	467,148
Clementia Pharmaceuticals, Inc.(a),(b),(c),(d)	134,864	0
Coherus Biosciences, Inc.(a)	181,340	4,023,935
Emergent Biosolutions, Inc.(a)	32,982	1,444,612
FibroGen, Inc.(a)	87,879	3,924,676
G1 Therapeutics, Inc.(a)	81,944	2,974,567
Global Blood Therapeutics, Inc.(a)	20,026	920,795
Halozyme Therapeutics, Inc.(a)	237,173	3,918,098
Heron Therapeutics, Inc.(a)	94,097	1,742,676
Homology Medicines, Inc.(a)	101,559	1,920,481
Immunomedics, Inc.(a)	90,000	1,152,000
Intercept Pharmaceuticals, Inc.(a)	30,725	1,971,931
Ligand Pharmaceuticals, Inc.(a)	62,150	5,650,057
Myriad Genetics, Inc.(a)	41,663	980,330
REGENXBIO, Inc.(a)	53,737	1,853,389
Repligen Corp.(a)	117,100	10,868,051
Rubius Therapeutics, Inc.(a)	52,335	485,669
Sage Therapeutics, Inc.(a)	11,175	1,918,412
Spark Therapeutics, Inc.(a)	5,154	502,051
Twist Bioscience Corp.(a)	105,101	3,051,082
Total		60,077,234
Health Care Equipment & Supplies 4.4%
Cantel Medical Corp.	159,000	14,616,870
CONMED Corp.	33,968	3,422,955
Insulet Corp.(a)	33,047	5,094,856
Integer Holdings Corp.(a)	23,820	1,724,568
iRhythm Technologies, Inc.(a)	51,888	3,949,714
Lantheus Holdings, Inc.(a)	98,918	2,152,456
LeMaitre Vascular, Inc.	172,400	5,458,184
Meridian Bioscience, Inc.	117,490	1,084,433
Common Stocks (continued)
Issuer	Shares	Value ($)
Merit Medical Systems, Inc.(a)	168,550	5,862,169
Mesa Laboratories, Inc.	43,600	9,645,628
Natus Medical, Inc.(a)	46,667	1,291,743
Neogen Corp.(a)	151,450	10,680,254
Nevro Corp.(a)	55,145	4,617,291
Orthofix Medical, Inc.(a)	48,948	2,488,516
Shockwave Medical, Inc.(a)	21,319	892,200
Total		72,981,837
Health Care Providers & Services 1.3%
Acadia Healthcare Co., Inc.(a)	82,755	2,189,697
Amedisys, Inc.(a)	41,036	5,281,744
Hanger, Inc.(a)	64,600	1,219,648
LHC Group, Inc.(a)	31,400	3,720,900
Magellan Health, Inc.(a)	19,200	1,209,792
Mednax, Inc.(a)	54,900	1,157,292
National Research Corp., Class A	58,950	3,774,568
Patterson Companies, Inc.	76,000	1,270,720
R1 RCM, Inc.(a)	164,000	1,912,240
Total		21,736,601
Health Care Technology 1.7%
Computer Programs & Systems, Inc.	61,500	1,300,725
Evolent Health, Inc., Class A(a)	173,157	1,189,589
HMS Holdings Corp.(a)	84,090	3,071,808
Omnicell, Inc.(a)	149,850	10,759,230
Teladoc Health, Inc.(a)	89,863	5,201,270
Vocera Communications, Inc.(a)	291,675	6,693,941
Total		28,216,563
Life Sciences Tools & Services 0.7%
Adaptive Biotechnologies Corp.(a)	21,666	1,101,716
Bio-Techne Corp.	30,125	5,771,047
Luminex Corp.	101,574	2,082,267
Medpace Holdings, Inc.(a)	11,200	906,192
Personalis, Inc.(a)	37,246	720,710
Syneos Health, Inc.(a)	31,200	1,638,936
Total		12,220,868

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 1.2%
Assertio Therapeutics, Inc.(a)	203,660	293,270
Horizon Therapeutics PLC(a)	319,294	8,822,093
Optinose, Inc.(a)	129,427	991,411
Phibro Animal Health Corp., Class A	85,927	1,774,393
Revance Therapeutics, Inc.(a)	125,428	1,329,537
Taro Pharmaceutical Industries Ltd.	15,100	1,160,586
TherapeuticsMD, Inc.(a)	549,168	1,587,095
Tricida, Inc.(a)	85,121	2,969,872
Total		18,928,257
Total Health Care		214,161,360
Industrials 20.0%
Aerospace & Defense 1.4%
AAR Corp.	31,400	1,348,944
Axon Enterprise, Inc.(a)	74,625	4,475,261
Hexcel Corp.	51,453	4,329,770
Mercury Systems, Inc.(a)	119,600	10,241,348
Moog, Inc., Class A	3,600	292,500
National Presto Industries, Inc.	14,200	1,217,082
Vectrus, Inc.(a)	30,600	1,238,076
Total		23,142,981
Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.(a)	38,214	987,832
Airlines 0.4%
Hawaiian Holdings, Inc.	105,334	2,571,203
Skywest, Inc.	69,500	3,979,570
Spirit Airlines, Inc.(a)	26,300	987,302
Total		7,538,075
Building Products 3.7%
AAON, Inc.	166,300	7,977,411
Advanced Drainage Systems, Inc.	144,747	4,543,608
Apogee Enterprises, Inc.	67,186	2,481,179
Armstrong Flooring, Inc.(a)	183,100	1,239,587
Armstrong World Industries, Inc.	43,500	4,152,945
Builders FirstSource, Inc.(a)	92,017	1,789,731
Caesarstone Ltd.	84,400	1,265,156
Continental Building Product(a)	26,300	661,182
Insteel Industries, Inc.	46,200	863,940
Common Stocks (continued)
Issuer	Shares	Value ($)
Masonite International Corp.(a)	68,533	3,658,977
Quanex Building Products Corp.	100,910	1,737,670
Simpson Manufacturing Co., Inc.	234,611	15,062,026
Trex Company, Inc.(a)	182,234	15,586,474
Universal Forest Products, Inc.	8,800	344,080
Total		61,363,966
Commercial Services & Supplies 1.8%
ACCO Brands Corp.	287,294	2,663,215
Brink’s Co. (The)	28,605	2,152,526
Casella Waste Systems, Inc., Class A(a)	88,000	4,004,000
Deluxe Corp.	23,200	1,069,056
Ennis, Inc.	42,300	850,653
Herman Miller, Inc.	49,424	2,089,647
Interface, Inc.	56,600	625,430
Kimball International, Inc., Class B	62,604	1,098,700
Knoll, Inc.	33,100	763,286
MSA Safety, Inc.	48,528	5,126,013
Quad/Graphics, Inc.	146,600	1,317,934
Steelcase, Inc., Class A	279,120	4,334,734
Unifirst Corp.	23,221	4,549,226
Total		30,644,420
Construction & Engineering 0.8%
Arcosa, Inc.	8,700	282,663
Granite Construction, Inc.	80,000	2,275,200
Great Lakes Dredge & Dock Corp.(a)	199,768	2,165,485
MasTec, Inc.(a)	86,400	5,431,968
MYR Group, Inc.(a)	9,000	258,030
Primoris Services Corp.	49,800	973,092
Tutor Perini Corp.(a)	127,000	1,268,730
Valmont Industries, Inc.	8,000	1,084,000
Total		13,739,168
Electrical Equipment 1.0%
AZZ, Inc.	22,300	920,321
Encore Wire Corp.	28,878	1,559,123
EnerSys	20,200	1,131,200
Generac Holdings, Inc.(a)	85,430	6,662,686
GrafTech International Ltd.	114,900	1,400,631
Preformed Line Products Co.	10,700	548,375

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Sunrun, Inc.(a)	240,000	3,679,200
Thermon (a)	14,100	306,675
Total		16,208,211
Machinery 5.1%
Albany International Corp., Class A	57,900	4,760,538
Astec Industries, Inc.	33,300	919,080
Blue Bird Corp.(a)	65,800	1,200,192
Chart Industries, Inc.(a)	40,332	2,534,463
Columbus McKinnon Corp.	37,879	1,226,143
Commercial Vehicle Group, Inc.(a)	177,100	1,124,585
Douglas Dynamics, Inc.	181,125	7,563,780
EnPro Industries, Inc.	20,100	1,251,828
ESCO Technologies, Inc.	118,350	9,009,985
Evoqua Water Technologies Corp.(a)	192,000	2,968,320
Graco, Inc.	76,585	3,489,978
Graham Corp.	32,100	590,961
Greenbrier Companies, Inc. (The)	54,032	1,258,405
Helios Technologies, Inc.	147,450	6,309,386
Hillenbrand, Inc.	34,100	935,704
Hyster-Yale Materials Handling, Inc.	12,200	665,510
ITT, Inc.	68,810	3,916,665
John Bean Technologies Corp.	103,726	10,613,244
Kennametal, Inc.	58,100	1,736,609
Meritor, Inc.(a)	72,900	1,226,178
Miller Industries, Inc.	21,400	669,606
Mueller Water Products, Inc., Class A	63,800	667,348
Navistar International Corp.(a)	146,500	3,369,500
Omega Flex, Inc.	200	16,840
Oshkosh Corp.	20,027	1,407,297
Proto Labs, Inc.(a)	59,000	5,589,660
RBC Bearings, Inc.(a)	23,150	3,693,120
REV Group, Inc.	47,000	605,830
Spartan Motors, Inc.	30,500	384,605
SPX FLOW, Inc.(a)	57,791	1,948,135
Terex Corp.	50,800	1,261,364
Timken Co. (The)	15,600	626,808
Wabash National Corp.	158,693	2,164,573
Total		85,706,240
Common Stocks (continued)
Issuer	Shares	Value ($)
Marine 0.2%
Kirby Corp.(a)	22,545	1,659,087
Matson, Inc.	36,000	1,279,080
Total		2,938,167
Professional Services 2.1%
BG Staffing, Inc.	29,700	556,578
CBIZ, Inc.(a)	103,153	2,304,438
Exponent, Inc.	233,525	16,554,588
GP Strategies Corp.(a)	41,300	531,944
ICF International, Inc.	50,200	4,249,932
InnerWorkings, Inc.(a)	169,100	716,984
Kelly Services, Inc., Class A	38,500	932,085
Kforce, Inc.	88,100	2,866,774
Korn/Ferry International	86,000	3,360,880
Resources Connection, Inc.	40,000	662,000
TrueBlue, Inc.(a)	107,242	2,081,567
Total		34,817,770
Road & Rail 1.0%
ArcBest Corp.	56,011	1,658,486
Covenant Transportation Group, Inc., Class A(a)	244,294	3,512,948
Hertz Global Holdings, Inc.(a)	102,246	1,238,199
Ryder System, Inc.	49,556	2,387,112
Saia, Inc.(a)	67,552	5,778,398
Schneider National, Inc., Class B	18,000	349,920
Universal Logistics Holdings, Inc.	29,600	620,120
Werner Enterprises, Inc.	21,500	702,620
Total		16,247,803
Trading Companies & Distributors 2.4%
Aircastle Ltd.	117,383	2,564,818
Applied Industrial Technologies, Inc.	50,116	2,675,693
BMC Stock Holdings, Inc.(a)	97,118	2,469,711
DXP Enterprises, Inc.(a)	19,800	642,510
EVI Industries, Inc.	49,975	1,489,755
Foundation Building Materials, Inc.(a)	70,998	1,216,196
H&E Equipment Services, Inc.	95,237	2,313,307
Herc Holdings Inc(a)	26,053	1,075,468
NOW, Inc.(a)	169,900	2,020,111
Rush Enterprises, Inc., Class A	203,256	7,339,574

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
SiteOne Landscape Supply, Inc.(a)	146,279	11,439,018
Triton International Ltd.	74,100	2,382,315
WESCO International, Inc.(a)	69,896	3,150,911
Total		40,779,387
Total Industrials		334,114,020
Information Technology 16.8%
Communications Equipment 1.2%
Casa Systems, Inc.(a)	117,000	673,920
Ciena Corp.(a)	213,738	8,748,296
CommScope Holding Co., Inc.(a)	57,300	615,402
Comtech Telecommunications Corp.	28,405	759,834
Lumentum Holdings, Inc.(a)	65,500	3,652,280
NETGEAR, Inc.(a)	19,800	687,456
Plantronics, Inc.	31,300	972,491
Viavi Solutions, Inc.(a)	241,900	3,359,991
Total		19,469,670
Electronic Equipment, Instruments & Components 3.1%
Anixter International, Inc.(a)	22,400	1,343,328
AVX Corp.	90,600	1,227,630
Belden, Inc.	67,153	3,062,848
Benchmark Electronics, Inc.	108,666	2,877,476
CTS Corp.	26,713	762,122
ePlus, Inc.(a)	9,200	751,824
Fabrinet (a)	57,253	2,890,704
Insight Enterprises, Inc.(a)	81,383	3,911,267
Kimball Electronics, Inc.(a)	69,300	915,453
Littelfuse, Inc.	16,329	2,548,467
Methode Electronics, Inc.	38,700	1,228,338
MTS Systems Corp.	33,902	1,928,007
Novanta, Inc.(a)	70,525	5,289,375
PC Connection, Inc.	27,200	958,256
Plexus Corp.(a)	23,800	1,361,598
Rogers Corp.(a)	54,400	7,203,648
Sanmina Corp.(a)	44,000	1,271,600
Scansource, Inc.(a)	30,300	856,278
SYNNEX Corp.	46,000	3,855,260
Tech Data Corp.(a)	46,171	4,281,437
Vishay Intertechnology, Inc.	252,682	3,999,956
Total		52,524,872
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.7%
Cass Information Systems, Inc.	14,200	718,520
CSG Systems International, Inc.	23,100	1,244,628
KBR, Inc.	181,800	4,639,536
Mantech International Corp., Class A	74,924	5,265,659
MongoDB, Inc.(a)	16,552	2,521,035
NIC, Inc.	44,000	916,080
Presidio, Inc.	129,757	2,078,707
Science Applications International Corp.	39,900	3,511,599
Sykes Enterprises, Inc.(a)	93,471	2,710,659
Wix.com Ltd.(a)	32,578	4,569,065
Total		28,175,488
Semiconductors & Semiconductor Equipment 2.6%
Amkor Technology, Inc.(a)	377,358	3,301,883
Cohu, Inc.	147,000	1,752,240
Diodes, Inc.(a)	121,775	4,450,876
Entegris, Inc.	209,057	8,953,911
Inphi Corp.(a)	92,434	5,656,036
Kulicke & Soffa Industries, Inc.	115,000	2,395,450
MKS Instruments, Inc.	60,672	4,750,011
Monolithic Power Systems, Inc.	37,134	5,590,895
Photronics, Inc.(a)	117,900	1,273,320
Rudolph Technologies, Inc.(a)	87,903	1,932,987
Semtech Corp.(a)	88,337	3,707,504
Total		43,765,113
Software 8.1%
ACI Worldwide, Inc.(a)	262,175	7,807,571
Altair Engineering, Inc., Class A(a)	98,900	3,398,204
Anaplan, Inc.(a)	78,262	4,251,974
Avaya Holdings Corp.(a)	235,000	3,318,200
Blackbaud, Inc.	100,275	9,122,017
Blackline, Inc.(a)	116,650	5,940,985
Bottomline Technologies de, Inc.(a)	191,150	7,883,026
Coupa Software, Inc.(a)	18,207	2,529,499
CyberArk Software Ltd.(a)	25,551	2,870,399
Descartes Systems Group, Inc. (The)(a)	340,825	12,092,471
Dynatrace, Inc.(a)	59,409	1,365,219
Ebix, Inc.	34,900	1,236,158

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Elastic NV(a)	33,634	2,956,092
Envestnet, Inc.(a)	86,804	4,966,057
Five9, Inc.(a)	50,825	3,212,648
HubSpot, Inc.(a)	14,093	2,814,090
Medallia, Inc.(a)	20,348	724,796
New Relic, Inc.(a)	16,324	936,018
Pagerduty, Inc.(a)	40,002	1,570,879
Paylocity Holding Corp.(a)	59,525	6,501,321
Pluralsight, Inc., Class A(a)	111,514	1,795,375
Proofpoint, Inc.(a)	37,049	4,209,137
PROS Holdings, Inc.(a)	156,525	11,116,405
RingCentral, Inc., Class A(a)	13,067	1,844,146
SailPoint Technologies Holding, Inc.(a)	152,553	3,437,019
Smartsheet, Inc., Class A(a)	66,633	3,238,364
SPS Commerce, Inc.(a)	124,550	6,294,757
Trade Desk, Inc. (The), Class A(a)	5,642	1,386,634
Tyler Technologies, Inc.(a)	28,575	7,330,631
Verint Systems, Inc.(a)	56,000	2,984,240
Zendesk, Inc.(a)	31,427	2,520,445
Zscaler, Inc.(a)	43,907	3,018,167
Total		134,672,944
Technology Hardware, Storage & Peripherals 0.1%
Super Micro Computer, Inc.(a)	68,000	1,282,140
Total Information Technology		279,890,227
Materials 3.1%
Chemicals 1.6%
American Vanguard Corp.	46,300	656,071
Balchem Corp.	80,475	7,145,375
Cabot Corp.	21,100	844,000
Ferro Corp.(a)	157,475	1,604,670
FutureFuel Corp.	55,700	600,446
Innophos Holdings, Inc.	33,200	932,588
Koppers Holdings, Inc.(a)	13,800	365,838
Kraton Performance Polymers, Inc.(a)	94,123	2,582,735
Livent Corp.(a)	306,500	1,884,975
Minerals Technologies, Inc.	11,900	573,580
Orion Engineered Carbons SA	134,500	1,870,895
PolyOne Corp.	22,200	710,622
Stepan Co.	34,452	3,286,377
Common Stocks (continued)
Issuer	Shares	Value ($)
Trinseo SA	94,190	3,305,127
Valvoline, Inc.	36,100	815,860
Total		27,179,159
Containers & Packaging 0.1%
Greif, Inc., Class A	10,400	365,976
Silgan Holdings, Inc.	21,900	651,744
Total		1,017,720
Metals & Mining 1.0%
Allegheny Technologies, Inc.(a)	88,564	1,755,338
Carpenter Technology Corp.	66,900	3,254,016
Century Aluminum Co.(a)	114,400	630,344
Cleveland-Cliffs, Inc.	450,300	3,575,382
Kaiser Aluminum Corp.	10,147	897,299
Materion Corp.	61,200	3,601,008
Schnitzer Steel Industries, Inc., Class A	55,047	1,218,741
Worthington Industries, Inc.	27,200	943,840
Total		15,875,968
Paper & Forest Products 0.4%
Boise Cascade Co.	101,028	3,172,279
Domtar Corp.	30,774	1,014,003
Louisiana-Pacific Corp.	92,410	2,221,537
Mercer International, Inc.	51,200	616,448
Total		7,024,267
Total Materials		51,097,114
Real Estate 5.8%
Equity Real Estate Investment Trusts (REITS) 5.2%
Alexander & Baldwin, Inc.	146,726	3,358,558
American Assets Trust, Inc.	152,652	7,153,273
Braemar Hotels & Resorts, Inc.	115,972	1,063,463
Brandywine Realty Trust	181,200	2,600,220
CareTrust REIT, Inc.	133,306	3,171,350
Chesapeake Lodging Trust	115,930	2,985,197
Colony Capital, Inc.	278,300	1,252,350
CoreCivic, Inc.	94,000	1,593,300
CubeSmart	63,210	2,268,607
EastGroup Properties, Inc.	21,953	2,733,588
First Industrial Realty Trust, Inc.	263,180	10,250,861
Getty Realty Corp.	59,742	1,897,406

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Hudson Pacific Properties, Inc.	92,100	3,131,400
Lexington Realty Trust	170,311	1,769,531
Mack-Cali Realty Corp.	153,200	3,120,684
National Health Investors, Inc.	24,822	2,059,233
National Storage Affiliates Trust	103,165	3,451,901
Physicians Realty Trust	155,468	2,692,706
Piedmont Office Realty Trust, Inc.	201,020	3,968,135
Preferred Apartment Communities, Inc., Class A	73,517	989,539
PS Business Parks, Inc.	48,146	8,647,503
Saul Centers, Inc.	23,337	1,172,218
Seritage Growth Properties, Class A	32,400	1,266,516
STAG Industrial, Inc.	42,056	1,222,988
Sunstone Hotel Investors, Inc.	497,075	6,531,565
Terreno Realty Corp.	48,057	2,429,762
Xenia Hotels & Resorts, Inc.	171,347	3,462,923
Total		86,244,777
Real Estate Management & Development 0.6%
Consolidated-Tomoka Land Co.	16,400	1,046,976
FirstService Corp.	67,825	7,046,339
Five Point Holdings LLC, Class A(a)	88,400	620,568
Marcus & Millichap, Inc.(a)	21,300	768,504
Realogy Holdings Corp.	135,571	648,029
Total		10,130,416
Total Real Estate		96,375,193
Utilities 3.4%
Electric Utilities 1.6%
Allete, Inc.	15,200	1,303,096
El Paso Electric Co.	19,925	1,328,998
IDACORP, Inc.	32,050	3,519,410
Otter Tail Corp.	25,058	1,268,436
PNM Resources, Inc.	166,158	8,475,720
Portland General Electric Co.	166,242	9,457,507
Spark Energy, Inc., Class A	98,600	932,756
Total		26,285,923
Common Stocks (continued)
Issuer	Shares	Value ($)
Gas Utilities 1.2%
New Jersey Resources Corp.	106,900	4,889,606
Northwest Natural Holding Co.	18,900	1,348,704
ONE Gas, Inc.	51,000	4,672,110
South Jersey Industries, Inc.	148,800	4,812,192
Southwest Gas Holdings, Inc.	37,100	3,384,633
Spire, Inc.	14,900	1,265,010
Star Group LP	66,700	613,640
Total		20,985,895
Multi-Utilities 0.5%
Avista Corp.	29,100	1,364,790
Black Hills Corp.	53,478	4,102,297
NorthWestern Corp.	17,785	1,288,346
Unitil Corp.	21,500	1,297,955
Total		8,053,388
Water Utilities 0.1%
California Water Service Group	21,800	1,230,392
Total Utilities		56,555,598
Total Common Stocks (Cost $1,610,431,528)		1,633,144,120

Limited Partnerships 0.2%

Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
CNX Midstream Partners LP	45,800	648,070
Hess Midstream Partners LP	31,800	603,882
Noble Midstream Partners LP	21,700	527,961
Oasis Midstream Partners LP	35,600	540,052
Total		2,319,965
Total Energy		2,319,965
Utilities 0.1%
Gas Utilities 0.1%
Suburban Propane Partners LP	53,700	1,252,284
Total Utilities		1,252,284
Total Limited Partnerships (Cost $3,904,953)		3,572,249

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
August 31, 2019
Money Market Funds 2.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(e),(f)	34,979,407	34,975,909
Total Money Market Funds (Cost $34,975,910)		34,975,909
Total Investments in Securities (Cost: $1,649,312,391)		1,671,692,278
Other Assets & Liabilities, Net		(4,306,613)
Net Assets		1,667,385,665
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2019, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	52,399,234	570,823,291	(588,243,118)	34,979,407	93	79	1,030,835	34,975,909
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	23,780,597	—	—	23,780,597
Consumer Discretionary	178,729,361	—	—	178,729,361
Consumer Staples	46,370,646	—	—	46,370,646
Energy	54,702,658	—	—	54,702,658
Financials	297,367,346	—	—	297,367,346
Health Care	214,161,360	—	0*	214,161,360
Industrials	334,114,020	—	—	334,114,020
Information Technology	278,608,087	1,282,140	—	279,890,227
Materials	51,097,114	—	—	51,097,114
Real Estate	96,375,193	—	—	96,375,193
Utilities	56,555,598	—	—	56,555,598
Total Common Stocks	1,631,861,980	1,282,140	0*	1,633,144,120
Limited Partnerships
Energy	2,319,965	—	—	2,319,965
Utilities	1,252,284	—	—	1,252,284
Total Limited Partnerships	3,572,249	—	—	3,572,249
Money Market Funds	34,975,909	—	—	34,975,909
Total Investments in Securities	1,670,410,138	1,282,140	0*	1,671,692,278

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	25

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,614,336,481)	$1,636,716,369
Affiliated issuers (cost $34,975,910)	34,975,909
Receivable for:
Investments sold	5,123,587
Capital shares sold	2,476,243
Dividends	1,343,411
Foreign tax reclaims	2,659
Expense reimbursement due from Investment Manager	3,759
Prepaid expenses	10,844
Trustees’ deferred compensation plan	64,987
Total assets	1,680,717,768
Liabilities
Payable for:
Investments purchased	10,502,660
Capital shares purchased	2,262,439
Management services fees	37,248
Distribution and/or service fees	21
Transfer agent fees	280,306
Compensation of chief compliance officer	117
Other expenses	184,325
Trustees’ deferred compensation plan	64,987
Total liabilities	13,332,103
Net assets applicable to outstanding capital stock	$1,667,385,665
Represented by
Paid in capital	1,610,060,378
Total distributable earnings (loss) (Note 2)	57,325,287
Total - representing net assets applicable to outstanding capital stock	$1,667,385,665
Class A
Net assets	$3,035,245
Shares outstanding	210,957
Net asset value per share	$14.39
Institutional Class
Net assets	$1,664,350,420
Shares outstanding	115,645,806
Net asset value per share	$14.39
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$21,217,767
Dividends — affiliated issuers	1,030,835
Interfund lending	337
Foreign taxes withheld	(34,133)
Total income	22,214,806
Expenses:
Management services fees	14,241,229
Distribution and/or service fees
Class A	8,742
Transfer agent fees
Class A	7,249
Institutional Class	3,599,036
Compensation of board members	38,379
Custodian fees	60,945
Printing and postage fees	380,955
Registration fees	142,371
Audit fees	57,013
Legal fees	36,593
Compensation of chief compliance officer	709
Other	47,478
Total expenses	18,620,699
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(266,244)
Total net expenses	18,354,455
Net investment income	3,860,351
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	45,356,314
Investments — affiliated issuers	93
Net realized gain	45,356,407
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(278,000,641)
Investments — affiliated issuers	79
Net change in unrealized appreciation (depreciation)	(278,000,562)
Net realized and unrealized loss	(232,644,155)
Net decrease in net assets resulting from operations	$(228,783,804)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	27

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income (loss)	$3,860,351	$(487,060)
Net realized gain	45,356,407	134,891,945
Net change in unrealized appreciation (depreciation)	(278,000,562)	162,272,949
Net increase (decrease) in net assets resulting from operations	(228,783,804)	296,677,834
Distributions to shareholders
Net investment income and net realized gains
Class A	(236,989)
Institutional Class	(122,843,093)
Net investment income
Institutional Class		(690,526)
Net realized gains
Class A		(382,132)
Institutional Class		(90,388,847)
Total distributions to shareholders (Note 2)	(123,080,082)	(91,461,505)
Increase in net assets from capital stock activity	219,818,477	624,555,700
Total increase (decrease) in net assets	(132,045,409)	829,772,029
Net assets at beginning of year	1,799,431,074	969,659,045
Net assets at end of year	$1,667,385,665	$1,799,431,074
Undistributed (excess of distributions over) net investment income	$1,954,037	$(49,275)

	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	48	794
Distributions reinvested	17,334	236,782	24,862	381,884
Redemptions	(62,137)	(934,343)	(115,727)	(1,865,179)
Net decrease	(44,803)	(697,561)	(90,817)	(1,482,501)
Institutional Class
Subscriptions	38,644,630	587,799,886	49,283,161	820,047,143
Distributions reinvested	9,006,079	122,842,918	5,948,999	91,079,165
Redemptions	(33,136,170)	(490,126,766)	(17,613,056)	(285,088,107)
Net increase	14,514,539	220,516,038	37,619,104	626,038,201
Total net increase	14,469,736	219,818,477	37,528,287	624,555,700
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

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Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$17.77	(0.01)	(2.36)	(2.37)	(0.01)	(1.00)	(1.01)
Year Ended 8/31/2018	$15.23	(0.05)	3.80	3.75	—	(1.21)	(1.21)
Year Ended 8/31/2017	$13.39	(0.02)	2.04	2.02	(0.01)	(0.17)	(0.18)
Year Ended 8/31/2016	$12.79	(0.00) (d)	0.86	0.86	—	(0.26)	(0.26)
Year Ended 8/31/2015	$13.68	(0.05)	0.28 (e)	0.23	—	(1.12)	(1.12)
Institutional Class
Year Ended 8/31/2019	$17.75	0.03	(2.37)	(2.34)	(0.02)	(1.00)	(1.02)
Year Ended 8/31/2018	$15.18	(0.01)	3.80	3.79	(0.01)	(1.21)	(1.22)
Year Ended 8/31/2017(f)	$14.60	(0.04)	0.62	0.58	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Rounds to zero.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$14.39	(13.04%)	1.31%	1.30%	(0.04%)	97%	$3,035
Year Ended 8/31/2018	$17.77	25.88%	1.42% (c)	1.34% (c)	(0.29%)	82%	$4,545
Year Ended 8/31/2017	$15.23	15.12%	1.59%	1.36%	(0.12%)	85%	$5,278
Year Ended 8/31/2016	$13.39	6.91%	1.52%	1.38%	0.00% (d)	115%	$950,597
Year Ended 8/31/2015	$12.79	1.90%	1.58% (c)	1.37% (c)	(0.38%)	75%	$1,340,275
Institutional Class
Year Ended 8/31/2019	$14.39	(12.85%)	1.06%	1.05%	0.22%	97%	$1,664,350
Year Ended 8/31/2018	$17.75	26.26%	1.17% (c)	1.09% (c)	(0.04%)	82%	$1,794,886
Year Ended 8/31/2017(f)	$15.18	3.97%	1.33% (g)	1.09% (g)	(0.37%) (g)	85%	$964,381
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	31

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
32	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
August 31, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of
34	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.81% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with BMO Asset Management Corp. and Conestoga Capital Advisors, LLC, with each serving as a subadviser to the Fund. Prior to February 12, 2019 and February 22, 2019, Dalton, Greiner, Hartman, Maher & Co., LLC (DGHM) and EAM Investors, LLC, respectively, served as subadvisers to the Fund. In addition, Real Estate Management Services Group, LLC provided advisory services with respect to REITs in DGHM’s sleeve. Effective December 19, 2018 and February 13, 2019, the Investment Manager has entered into a Subadvisory Agreement with J.P. Morgan Investment Management Inc. and Hotchkis and Wiley Capital Management, LLC, respectively, with each serving as a subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Institutional Class	0.21
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
August 31, 2019
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	July 1, 2019 through December 31, 2020	Prior to July 1, 2019
Class A	1.24%	1.34%
Institutional Class	0.99	1.09
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, re-characterization of distributions for investments, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares, investments in partnerships, and PFIC holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
36	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
443,946	(1,174,915)	730,969
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
42,164,215	80,915,867	123,080,082	24,393,485	67,068,020	91,461,505
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,287,745	45,401,898	—	9,703,219
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,661,989,059	185,346,738	(175,643,519)	9,703,219
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,787,964,649 and $1,666,168,122, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
August 31, 2019
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	4,400,000	2.76	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Industrials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At August 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
38	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Small Cap Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Small Cap Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
27.89%	27.49%	$53,624,123
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
42	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
44	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and BMO Asset Management Corp., Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC and J.P. Morgan Investment Management Inc. (the Subadvisers) with respect to Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	45

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with funds using an investment strategy similar to that used by the Investment Manager and the Subadvisers for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
46	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirty-first, twenty-ninth and thirty-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, to the extent publicly available, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	47

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about changes in profitability in connection with a change in the Fund’s subadviser, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints, if any, in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
48	Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Small Cap Equity Strategies Fund | Annual Report 2019	49

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Multi-Manager Small Cap Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN102_08_J01_(10/19)

Annual Report
August 31, 2019
Multi-Manager Alternative Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager Alternative Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Alternative Strategies Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AlphaSimplex Group, LLC
Alexander Healy, Ph.D.
Kathryn Kaminski, Ph.D., CAIA
Philippe Lüdi, Ph.D., CFA
John Perry, Ph.D.
Robert Rickard
AQR Capital Management, LLC
Clifford Asness, Ph.D., M.B.A.
Brian Hurst
John Liew, Ph.D., M.B.A.
Yao Hua Ooi
Ari Levine, M.S.
Manulife Investment Management (US) LLC
Daniel Janis III
Christopher Chapman, CFA
Thomas Goggins
Kisoo Park
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Tad Rivelle
Bryan Whalen, CFA
Water Island Capital, LLC
Edward Chen
Roger Foltynowicz, CFA, CAIA
Gregg Loprete
Todd Munn
Average annual total returns (%) (for the period ended August 31, 2019)
	Inception	1 Year	5 Years	Life
Class A	04/23/12	4.36	-0.32	1.38
Institutional Class*	01/03/17	4.62	-0.14	1.50
FTSE Three-Month U.S. Treasury Bill Index		2.36	0.92	0.64
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 23, 2012 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at August 31, 2019)
Asset-Backed Securities — Non-Agency	5.2
Commercial Mortgage-Backed Securities - Agency	3.5
Commercial Mortgage-Backed Securities - Non-Agency	2.4
Common Stocks	18.3
Convertible Bonds	0.9
Convertible Preferred Stocks	0.6
Corporate Bonds & Notes	20.5
Foreign Government Obligations	6.9
Limited Partnerships	2.0
Municipal Bonds	0.4
Options Purchased Calls	0.0 (a)
Options Purchased Puts	0.1
Preferred Debt	0.0 (a)
Preferred Stocks	0.2
Residential Mortgage-Backed Securities - Agency	0.6
Residential Mortgage-Backed Securities - Non-Agency	8.6
Treasury Bills	5.8
U.S. Government & Agency Obligations	0.2
U.S. Treasury Obligations	2.4
Warrants	0.0 (a)
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	26.0
Total	104.6

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds (amounting to $122.9 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Fund at a Glance   (continued)
Portfolio breakdown — short positions (%) (at August 31, 2019)
Common Stocks	(4.3)
Exchange-Traded Funds	(0.3)
Rights	(0.0) (a)
Total	(4.6)

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at August 31, 2019)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	127.7	(6.8)	120.9
Commodities Derivative Contracts	3.3	(7.4)	(4.1)
Equity Derivative Contracts	7.8	(4.1)	3.7
Foreign Currency Derivative Contracts	34.6	(55.1)	(20.5)
Total Notional Market Value of Derivative Contracts	173.4	(73.4)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

Multi-Manager Alternative Strategies Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
Multi-Manager Alternative Strategies Fund is currently managed by five independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2019, AQR Capital Management, LLC (AQR), Water Island Capital, LLC (Water Island), TCW Investment Management Company, LLC (TCW), Manulife Investment Management (US) LLC (Manulife) and AlphaSimplex Group, LLC (AlphaSimplex) managed approximately 12.0%, 24.9%, 30.4%, 19.8% and 12.9% of the portfolio, respectively.
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned 4.36%. The Fund outperformed its benchmark, the FTSE Three-Month U.S. Treasury Bill Index, which returned 2.36% over the same period. The Fund’s outperformance can be attributed primarily to implementation of various alternative strategies.
Capital markets were resilient amid heightened volatility and uncertainty
During the latter months of 2018, capital markets were weighed down by expectations for Federal Reserve (Fed) tightening and concerns about the U.S.-China trade war. Markets reversed course to start 2019 on the dovish pivot by the Fed, as the Fed’s softened rhetoric suppressed volatility and provided cover for higher valuations. In July 2019, the Fed cut interest rates — by 25 basis points — for the first time since 2008, the impetus being weak global economic data, especially in manufacturing, and persistently low cost pressures. (A basis point is 1/100th of a percentage point.) Nevertheless, with the implementation of tariffs between the world’s two largest economies and a worsening outlook in trade negotiations, the period ended with heightened volatility, exacerbated by global recessionary concerns. A bid for safety pushed U.S. Treasury yields lower, and the yield curve, or spectrum of maturities, inverted, notably between the three-month and 10-year segments, the part of the curve whose inversion has presaged multiple recessions. (An inverted yield curve is one wherein yields on shorter term maturities are higher than yields on longer term maturities.) Global sovereign yields also plummeted, many into negative territory, with a three-month/10-year inversion occurring in a host of other countries.
Somewhat remarkably, U.S. equities were able to withstand the concerns of trade uncertainty and disappointing manufacturing metrics to post positive returns for the period, with the S&P 500 Index advancing an impressive 18.34% on a year-to-date basis through August 31, 2019 and 2.92% for the period overall. Fixed-income markets, too, were fueled by renewed expectations for Fed support, and the Bloomberg Barclays U.S. Aggregate Bond Index posted a total return of 10.17% for the period, as U.S. Treasury yields fell significantly. Municipal bonds led among fixed-income sectors, while corporate credit also performed strongly. Securitized products also fared well, including commercial mortgage-backed securities. Agency mortgage-backed securities also posted strong returns but trailed duration-matched U.S. Treasuries for the period.
Money management firms delivered results based on variety of alternative strategies
AQR: Our portion of the Fund, which pursues an active managed futures strategy, outperformed the benchmark during the annual period. We invest in a diverse portfolio of futures and forward contracts, both long and short, across the global equity, fixed-income, commodity and currency markets. In implementing our strategy, we utilize both short-term and long-term trend-following signals to attempt to profit from different types of trends that occur in each of these markets. Trend following can be simply described as taking long positions in markets that are rising in price and taking short positions in markets that are falling in price. In addition to trend-following signals, we also incorporate signals that seek to identify over-extended trends and seek to reduce risk when the chance of a reversal is perceived as higher than normal, since market reversals generally cause losses for trend-following strategies. A resurgence of trends in 2019 through August drove strong gains for our portion of the Fund during the period, enabling our portion of the Fund to recoup losses generated in late 2018. In late 2018, changing expectations for economic growth, rising global political and trade risks, shifting tones in monetary policy rhetoric, and changing global energy dynamics caused reversals across asset classes. Notably, our portion of the Fund generated a positive return in December 2018 from the significant sell-off in global equities, as our positioning was net short in light of weakness in equity markets from earlier in the year, especially in emerging markets and Europe. As headwinds to global economic growth intensified and the Fed pivoted to a dovish stance in early 2019, global bonds staged a significant rally through August 2019.
By asset class, fixed income contributed positively to our portion of the Fund’s results, while commodities, equities and currencies detracted. By signal, short-term trend following signals contributed most positively, with additional gains from long-term trend following signals. Over-extended trend signals, which attempt to identify trends that have gone too far and are due for reversals, detracted.
6	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
TCW: Our portion of the Fund, which implements an unconstrained bond strategy, outperformed the benchmark during the period, largely due to its duration positioning of approximately two years, which was rewarded amid a falling rate backdrop. During the period, two-year, intermediate (five- to ten-year) and 30-year U.S. Treasury yields fell approximately 112, 135 and 105 basis points, respectively. Another significant driver of our portion of the Fund’s outperformance during the period was its exposure to investment-grade and high-yield corporate credit, with the biggest contributions coming from the communications, consumer non-cyclicals and banking industries. A modest exposure to emerging markets debt also added value, despite spread, or yield differentials to U.S. Treasuries, widening toward the end of the period. Finally, notwithstanding a modest headwind from exposure to agency mortgage-backed securities and asset-backed securities, our portion of the Fund’s allocation to securitized products benefited returns given strong performance from legacy non-agency residential mortgage-backed securities and commercial mortgage-backed securities holdings.
In addition to the modest drag from its agency mortgage-backed securities exposure, our portion of the Fund’s student loan asset-backed securities holdings weighed on our portion of the Fund’s performance during the period, largely due to their floating rate nature amid a falling rate environment. There was also drag from certain independent energy names within the corporate credit sector, as the commodity complex came under pressure.
Water Island: Our portion of the Fund, which employs a variety of alternative strategies, outperformed the benchmark during the period. Two of the three sub-strategies we employ — merger arbitrage and credit opportunities — contributed positively to our portion of the Fund’s results during the period, while equity special situations detracted.
The sectors that contributed most to returns were communication services and consumer discretionary. Performance in communication services was driven primarily by two competitive bidding situations, both involving Twenty-First Century Fox and Comcast. In the consumer discretionary sector, performance was driven primarily by private equity firm Vintage Capital Management’s attempted acquisition of Rent-a-Center and by an investment, via our credit opportunities strategy, in GameStop bonds, which was predicated on a speculative merger and acquisition scenario. On an individual event or deal basis, the largest contributors during the period were merger arbitrage positions in the bidding wars for Anadarko Petroleum between Chevron and Occidental Petroleum and for Twenty-First Century Fox between Walt Disney and Comcast as well as the aforementioned attempted acquisition of Rent-a-Center by Vintage Capital. The countries that made the strongest positive contributions to performance during the period were the U.S. and the U.K.
The sectors that detracted most from returns were consumer staples and information technology. The performance in consumer staples was driven primarily by our investment in Hain Celestial Group via our equity special situations strategy. In information technology, the biggest detractor was our merger arbitrage position in NVIDIA’s bid for Mellanox Technologies. In addition to these two deals, another significant detractor from our portion of the Fund’s results was our merger arbitrage position in the Pacific Biosciences of California/Illumina deal. The country that detracted most from our portion of the Fund’s performance was Israel, as a result of the losses experienced in our investment in NVIDIA’s bid for Israel-based Mellanox Technologies.
Manulife: Our portion of the Fund outperformed the benchmark during the period. Our portion of the Fund, employing a strategic fixed-income opportunity strategy, primarily seeks to add alpha, or value, through security selection, sector rotation, regional allocation and opportunistic currency investments. During the period, we sought opportunities to balance income and stability and looked to position the portfolio more defensively from a credit, currency and liquidity standpoint, while also focusing on portfolio liquidity to minimize the impact of market volatility and an uncertain economic growth outlook.
Relative to the benchmark, the single largest driver of our portion of the Fund’s performance during the period was our long duration profile, which helped as central banks shifted to a more dovish policy stance and yields moved sharply lower globally. From a sector perspective, our portion of the Fund’s allocation to emerging markets sovereign debt contributed positively, as local yields remained attractive relative to developed markets. Sector allocations to convertibles and high-yield corporate bonds also added value during the period. Within the high-yield corporate bond sector, our portion of the Fund was defensively positioned in both industry allocation and overall quality, favoring issues within the communications, energy and capital goods industries. The largest contributors to performance from a non-U.S. country perspective were the eurozone, Brazil and the Philippines. Our portion of the Fund’s euro-denominated government holdings, including supranationals, benefited from high prices and lower long-term yields throughout the region. In Brazil, progress on pension reform was viewed positively and supported demand for assets in the country, sending yields lower.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	7

Manager Discussion of Fund Performance  (continued)
Only partially offsetting these positive contributors was currency management overall, which detracted, as the U.S. dollar strengthened during the period. Within the currency allocation, overweights to the euro and the Colombian peso were the primary detractors. Developed market currencies were under pressure, as subdued economic growth and negative rates dampened demand for these assets. The Colombian peso was somewhat pressured by lower energy prices. Our portion of the Fund’s equity allocation also hurt, with exposure to energy names especially weighing on relative results as the industry came under pressure from slowing global economic growth and lower crude oil prices. Local market positioning in Japan and Mexico were the only two detractors during the period from a country allocation perspective. While the local market in Japan performed poorly, we still found Japanese government bonds attractive on a fully-hedged basis where we could pick up incremental yield over U.S. Treasuries. The local market in Mexico saw a decline in demand for assets in the country following heightened concerns about some of the policy decisions made by its current administration in late 2018.
AlphaSimplex: During the period, our portion of the Fund, which utilizes a managed futures strategy, outperformed the benchmark. Positive returns primarily came from fixed income. In aggregate, equities, commodities and currencies detracted from performance.
In fixed income, the biggest positive contributors were long positions in Australian 10-year notes, German bunds and French government bonds. Some developed market currencies, including the euro, the British pound and Australian dollar, also contributed positively.
Our portion of the Fund’s losses were driven by equities, especially U.S. and international developed market equities. The largest detractors were futures contracts on the U.S. small-cap and mid-cap equity indexes and on the Japanese equity market. Commodities also detracted, especially long positions in energies and short positions in agricultural commodities. Short positions in natural gas and aluminum provided some positive returns. Currency losses came from the Japanese yen, New Zealand dollar and South African rand.
Within the different model types we employ, we saw positive performance across the board, especially from the adaptive models within fixed income. Short-horizon and basic trend approaches also contributed positively.
Changes to the Fund’s portfolio based on strategy implementation
The Fund’s portfolio turnover rate for the 12-month period was 226%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
AQR: Our portion of the Fund aims to take a risk-balanced approach to asset classes, allowing for tactical deviation as a result of attractiveness of trends. Overall, the largest positive contributors during the period were trend following in the euro, the Korean won and Eurodollar futures. These positive contributors were only partially offset by trend following in the New Zealand dollar, Canadian dollar and South African rand, which detracted.
By asset class, trend following in fixed income contributed positively. Global fixed-income markets realized significant directional moves, as central banks pivoted toward more accommodative outlooks and policies. Gains were shared among short-term and long-term trend following signals, as fixed-income markets broadly sustained bullish trends during the period. Despite starting the period net short U.S. fixed income, the large reversals in late 2018 caused our portion of the Fund’s positioning to flip long, leading to gains that accounted for nearly half of the overall fixed-income attribution during the period. International bond markets also contributed, as they sustained bullish trends, with meaningful contributions from European and Australian bonds, which also trended higher on accommodative monetary outlooks and policy.
Conversely, trend following in equities detracted from our portion of the Fund’s performance during the period. Global equities reversed long-term trends several times during the period but sustained intermittent short-term trends. Longer term bullish trends from early in the period reversed significantly in October 2018, resulting in overall net equity positioning in our portion of the Fund to flip from long to short. Short positioning helped as the sell-off continued through December 2018 but detracted in early 2019 when global equities reversed and strongly rallied, re-establishing bullish trends. Those trends reversed again in
8	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
May and August 2019, however, on heightened trade tensions between the U.S. and China, leading to losses from net long exposures. Long-term trend reversals drove losses, while short-term trend following signals contributed positively to performance, as their views changed to align with new equity market trends and contributed positively as those trends persisted.
Trend following in currencies also detracted during the period. Changing risk sentiment and uncertainty around U.S.-China trade negotiations drove reversals and losses during the period. The New Zealand dollar detracted, as it reversed on changing outlooks for trade and interest rate policy. The Japanese yen fluctuated during the period in connection with changes in risk sentiment. The Canadian dollar detracted, as reversals in crude oil and related products weighed on the currency. Theses losses were partly offset by gains from sustained trends in other currencies. In particular, sustained longer-term bearish trends in the euro and Korean won contributed positively to performance, as weakness in economic data from those regions, increased trade tensions and slowing global economic growth concerns weighed on the currencies. These dynamics drove losses for short-term signals, while sustained bearish trends in the euro and Korean won drove positive attribution to long-term signals. Over-extended signals detracted, as they viewed the U.S. dollar as expensive, but the currency broadly appreciated during the period.
Trend following in commodities detracted from our portion of the Fund’s results during the period. Several reversals in crude oil and related commodities drove most of the losses. First, the U.S. offered sanction waivers allowing trade partners to import Iranian oil in November 2018, causing a significant reversal and sell-off. Other reversals took place around heightened concerns about global economic growth, trade tensions and geopolitical events later in the period, leading to a lack of clear market direction. Sustained bearish trends in the soy complex contributed positively and offset some of the losses, as did a sustained bearish trend in natural gas. Long-term signals drove losses, mainly due to the significant directional shifts in energies during the period. Over-extended signals also detracted, as they viewed crude oil and related commodities as cheap, but these commodities overall declined.
At the end of the period, equity positioning within our portion of the Fund was net neutral. Within fixed income, our portion of the Fund ended the period broadly long across geographies on continued agreement between short-term and long-term trend following signals. Within currencies, our portion of the Fund ended the period net long U.S. dollar and Japanese yen crosses and net short European and emerging market crosses. (Currency crosses are transactions consisting of a pair of currencies traded in foreign exchanges.) Within commodities, our portion of the Fund ended the period net long precious metals and net short energies, base metals and agricultural products.
TCW: As U.S. Treasury yields marched higher in 2018, we extended our portion of the Fund’s duration in a disciplined fashion, dollar cost averaging the position to approximately 2.2 years at the end of December 2018. Similarly, we adjusted the duration position as rates fell during the remainder of the period, moving slightly shorter to close August 2019 at 1.8 years.
In terms of sector allocation, our portion of the Fund’s overall positioning remained defensive, with our corporate credit exposure emphasizing regulated financials and industries like communications, consumer non-cyclicals and banking. Of note, as risk premiums increased in the fourth quarter of 2018, our portion of the Fund took advantage of the market volatility by incrementally adding to its credit allocation across a variety of industries, including autos and manufacturing. Indiscriminate selling in the high-yield corporate bond and emerging markets debt markets also provided opportunities, we felt, to expand our portion of the Fund’s risk exposure in a disciplined fashion. Consistent with our value discipline, we subsequently trimmed these exposures, as spreads tightened in early 2019. Finally, an emphasis on the senior area of the securitized markets remained intact, though we actively sought attractive opportunities to add risk exposure.
Water Island: During the period, we established a merger arbitrage position in the acquisition of WellCare Health Plans, a U.S.-based provider of managed care services, by Centene, a local managed care organization, for $15.9 billion in cash and stock. The spread subsequently widened on news an activist investor was attempting to push Centene to cancel the transaction with WellCare Health Plans and instead sell itself. We viewed the volatility as an opportunity to increase our portion of the Fund’s position, and we were rewarded when Centene’s Chief Executive Officer publicly stated he would complete the acquisition. This led to spread tightening gains for our portion of the Fund. The companies subsequently held successful shareholder votes in late June 2019, and the transaction is expected to close in the first half of 2020 pending required regulatory approvals. We also initiated a merger arbitrage position in the transaction between Tribune Media and
Multi-Manager Alternative Strategies Fund | Annual Report 2019	9

Manager Discussion of Fund Performance  (continued)
Nexstar Media Group. During the first quarter of 2019, the companies announced they had reached agreements to sell 19 stations in 15 markets as part of an effort to comply with FCC ownership restrictions and antitrust concerns. In July 2019, the merger received Department of Justice approval, leaving FCC approval as the final hurdle. We expect the transaction to close during the third quarter of 2019. Conversely, upon a successful deal closing, our portion of the Fund no longer held a position in the acquisition of Red Hat by IBM. Similarly, upon the successful closing of the transaction to merge L3 Technologies and Harris to create the newly formed L3Harris Technologies, our portion of the Fund exited the position.
Any shifts in sector exposure are largely the result of the available opportunity set in terms of corporate activity and the subset of events that meet our risk/reward criteria. That said, the sectors in which we saw the highest levels of corporate activity during the period included industrials, information technology, health care and consumer discretionary. While there were no changes to our portion of the Fund’s credit portfolio with regard to quality emphasis, yield curve or duration positioning, it is worth noting that we focused on maintaining a short duration in the portfolio’s credit sleeve. We maintained this focus not only from the perspective of effective duration but also when viewed through the lens of “duration to catalyst” — our proprietary metric that takes into account the potential for a shortened timeline should a particular expected corporate event come to fruition. As always, we seek returns driven by the outcomes of specific, idiosyncratic corporate events, rather than by the overall market. Our strategy is agnostic in terms of capitalization, style, sector or country weighting.
Manulife: Among sector and quality allocations, we positioned our portion of the Fund more defensively given headwinds to global economic growth mounting and central banks shifting policy direction. As it became clear that rates were headed lower globally, we looked to extend duration, buying U.S. Treasuries and exiting bank loans. Overall portfolio duration moved from 1.6 years at the end of August 2018 to about 3.9 years at the end of August 2019. In addition, we reduced positions in equities, convertibles and high-yield corporate bonds and added to our portion of the Fund’s investment-grade corporate bond allocation.
From a regional and country allocation perspective, we increased exposure to the U.S. and reduced non-U.S. developed market and supranational allocations, as economic growth and inflation came in below expectations and yields moved lower. We favored higher quality emerging markets, where fundamentals are strong or improving and that have less volatile currency profiles. Within the sector, we exited all positions in Mexico on concerns about the policy direction of its current administration and added to positions in Brazil and Colombia. In addition, we initiated positions in Saudi Arabia and Qatar, where we were finding attractive yields on what we saw as stable, high-quality issues. We also added high quality, defensive positions in both U.S. Treasuries and Japanese government bonds to add liquidity and dampen the effect of potential short-term market volatility.
At the end of the period, our portion of the Fund was balanced rather evenly between high-yield and investment-grade corporate bonds. Additionally, our portion of the Fund ended the period with allocations to U.S. Treasuries, emerging markets sovereign debt, asset-backed securities, convertibles, non-agency mortgage-backed securities, commercial mortgage-backed securities and equities. From a regional/country perspective, our portion of the Fund held its primary exposure to the U.S. but also held core developed market positions in Canada, Ireland and Norway. In emerging markets, our portion of the Fund favored investment grade countries, such as Indonesia, the Philippines and Brazil.
AlphaSimplex: Our team focuses on developing quantitative and automated investment processes rather than employing discretion in managing portfolios. All aspects of our trading — which typically includes 18 to 25 securities per day — are governed by systematic algorithms. That said, shifts in positioning were made over the course of the period, as the algorithms mandated. For example, overall, long positions in equities decreased, and long positions in bonds increased. Our portion of the Fund maintained short positions in currencies and commodities overall throughout the period, but we moderately reduced the short positions in each asset class. Our portion of the Fund shifted from a short position in interest rates at the start of the period to a long exposure overall.
At the end of the annual period, as a whole, our portion of the Fund had long exposures, all via futures contracts, to bonds, interest rates and equities, and short exposures, all via futures contracts, to currencies and commodities.
10	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Derivative positions in the Fund
AQR: Our portion of the Fund invests mostly via derivatives, primarily futures contracts and futures-related instruments. These include global developed and emerging market equity index futures; global developed and emerging market currency forwards; commodity futures and swaps on commodity futures; and global developed market bonds and interest rate futures as well as swaps on bond futures. The overall impact of derivatives on performance was varied and linked to the strategies within which they are implemented.
TCW: Our portion of the Fund held U.S. Treasury futures as a method of managing duration. The use of these futures was effectively used to manage duration but detracted from performance on a total return basis during the period. Our portion of the Fund also used currency swaps, maintaining a position in Japanese government bonds, with the yen exposure fully hedged out using a U.S. dollar-yen cross currency swap given what we saw as an attractive yield premium. The currency swap position added value during the period. We exited the swap position when the value proposition became, in our view, less attractive.
Water Island: During the period, our portion of the Fund employed total return equity swaps, equity options and currency forwards for four core purposes: to hedge currency risk, to invest outside the U.S. more efficiently, to create income and optionality, and to limit volatility and correlation. During the period, derivatives contributed positively to our portion of the Fund’s performance.
Manulife: During the period, our portion of the Fund used interest rate futures and currency forwards to manage risk, provide diversification and enhance returns. The impact of currency forwards was mixed, as it also reflects hedging effects. However, overall, currency-related investments, including derivatives, detracted. U.S. Treasury futures were used to hedge some of the rate exposure associated with our portion of the Fund’s U.S. Treasury position, which, as a whole, contributed positively.
AlphaSimplex: Our portion of the Fund invests mostly via derivatives, primarily futures contracts and futures-related instruments. The derivatives employed are primarily exchange-traded futures contracts, which are used to gain liquid exposure to and rotate among a broad array of markets. We used these derivatives in pursuit of our portion of the Fund’s investment objective, to manage overall market exposure, and for alpha, or value, generation. Derivatives may be used to obtain long or short exposure to a particular asset class, region, currency, commodity or index. With the exception of returns generated by our portion of the Fund’s short-term cash portfolio, the overall impact of derivatives on performance was varied and linked to the asset class, region, currency, commodity or index within which they are implemented.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Certain issuer events, including initial public offerings, business consolidation or restructuring, may present heightened risks to securities from the high degree of uncertainty associated with such events. Short positions (where the underlying asset is not owned) can create unlimited risk. Risks are enhanced for emerging market and sovereigndebt issuers. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
Multi-Manager Alternative Strategies Fund | Annual Report 2019	11

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
12	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,060.20	1,017.55	7.75	7.59	1.50
Institutional Class	1,000.00	1,000.00	1,061.20	1,018.80	6.46	6.33	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	13

Consolidated Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 4.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Express Credit Account Master Trust
Series 2019-1 Class A
10/15/2024	2.870%	160,000	164,902
Barings CLO Ltd.(a),(b)
Series 2013-IA Class AR
3-month USD LIBOR + 0.800% Floor 0.800% 01/20/2028	3.078%	120,000	119,605
Series 2018-3A Class A1
3-month USD LIBOR + 0.950% 07/20/2029	3.228%	450,000	448,067
BlueMountain CLO Ltd.(a),(b)
Series 2013-1A Class A1R2
3-month USD LIBOR + 1.230% Floor 1.230% 01/20/2029	3.508%	400,000	400,223
Series 2015-2A Class A1R
3-month USD LIBOR + 0.930% Floor 0.930% 07/18/2027	3.230%	425,000	423,639
Cedar Funding II CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.230% 06/09/2030	3.683%	750,000	750,031
Coinstar Funding LLC(a)
CMO Series 2017-1 Class A2
04/25/2047	5.216%	337,237	348,920
Conseco Finance Corp.(c)
Series 2096-9 Class M1
08/15/2027	7.630%	622,645	679,151
DB Master Finance LLC(a)
CMO Series 2017-1A Class A2I
11/20/2047	3.629%	98,250	101,476
Series 2019-1A Class A2I
05/20/2049	3.787%	189,525	198,540
Series 2019-1A Class A2II
05/20/2049	4.021%	99,750	103,216
Discover Card Execution Note Trust
Series 2016-A4 Class A4
03/15/2022	1.390%	575,000	574,837
Series 2019-A1 Class A1
07/15/2024	3.040%	150,000	154,743
Domino’s Pizza Master Issuer LLC(a),(b)
CMO Series 2017-1A Class A2I
3-month USD LIBOR + 1.250% 07/25/2047	3.526%	367,500	365,905
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 30 Senior Loan Fund(a),(b)
Series 2013-30A Class AR
3-month USD LIBOR + 0.820% 11/15/2028	2.978%	260,000	258,397
Eaton Vance CLO Ltd.(a),(b)
Series 2013-1A Class A1RR
3-month USD LIBOR + 1.160% 01/15/2028	3.377%	310,000	310,000
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	2.945%	436,000	432,745
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% Floor 1.350% 03/25/2036	3.495%	555,000	559,168
FOCUS Brands Funding LLC(a)
CMO Series 2017-1 Class A2II
04/30/2047	5.093%	161,287	170,287
Ford Credit Auto Owner Trust
Series 2016-C Class A3
03/15/2021	1.220%	82,793	82,607
GoldenTree Loan Opportunities IX Ltd.(a),(b)
Series 2014-9A Class AR2
3-month USD LIBOR + 1.110% Floor 1.110% 10/29/2029	3.366%	190,000	189,997
Jack In The Box Funding LLC(a)
Series 2019-1A Class A2II
08/25/2049	4.476%	125,000	128,120
JG Wentworth XXII LLC(a)
Series 2010-3A Class A
12/15/2048	3.820%	609,060	633,236
LCM (a),(b)
Series 2019A Class AR
3-month USD LIBOR + 1.240% Floor 1.240% 07/15/2027	3.543%	200,000	200,003
LCM XXI LP(a),(b)
Series 20 18-21A Class AR
3-month USD LIBOR + 0.880% 04/20/2028	3.158%	450,000	447,849
Madison Park Funding XXX Ltd.(a),(b)
Series 2018-30A Class A
3-month USD LIBOR + 0.750% Floor 0.750% 04/15/2029	3.053%	400,000	395,168
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite VII Ltd.(a),(b)
Series 2012-7A Class A1R2
3-month USD LIBOR + 0.800% 01/15/2028	3.103%	425,000	422,024
MVW Owner Trust(a)
Series 2018-1A Class A
01/21/2036	3.450%	112,381	116,429
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	2.655%	597,688	593,073
Navient Student Loan Trust(a),(b)
Series 2016-1A Class A
1-month USD LIBOR + 0.700% 02/25/2070	2.845%	525,817	523,870
Series 2016-2 Class A3
1-month USD LIBOR + 1.500% 06/25/2065	3.645%	729,000	754,469
Series 2017-3A Class A3
1-month USD LIBOR + 1.050% 07/26/2066	3.195%	750,000	753,741
Series 2018-3A Class A3
1-month USD LIBOR + 0.800% 03/25/2067	2.945%	900,000	896,111
Nelnet Student Loan Trust(a),(b)
Series 2012-1A Class A
1-month USD LIBOR + 0.800% Floor 0.800% 12/27/2039	2.945%	476,599	475,230
NextGear Floorplan Master Owner Trust(a)
Series 2018-2A Class A2
10/16/2023	3.690%	175,000	181,883
Recette CLO Ltd.(a),(b)
Series 2015-1A Class AR
3-month USD LIBOR + 0.920% 10/20/2027	3.198%	215,000	214,784
SLC Student Loan Trust(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.160% Floor 0.160% 03/15/2055	2.570%	841,000	793,550
SLM Student Loan Trust(a),(b)
Series 2003-10A Class A3
3-month USD LIBOR + 0.470% 12/15/2027	2.880%	365,377	365,423
Series 2004-3 Class A6A
3-month USD LIBOR + 0.550% Floor 0.550% 10/25/2064	2.826%	900,000	885,217
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SLM Student Loan Trust(b)
Series 2007-3 Class A4
3-month USD LIBOR + 0.060% Floor 0.060% 01/25/2022	2.336%	801,174	778,075
Series 2007-6 Class A4
3-month USD LIBOR + 0.380% Floor 0.380% 10/25/2024	2.656%	294,485	294,211
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	3.476%	740,000	706,250
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2022	3.926%	441,399	445,922
Series 2008-5 Class A4
3-month USD LIBOR + 1.700% Floor 1.700% 07/25/2023	3.976%	301,770	304,738
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% 07/25/2023	3.376%	363,184	361,753
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	4.126%	500,000	498,600
Series 2008-9 Class A
3-month USD LIBOR + 1.500% Floor 1.500% 04/25/2023	3.776%	266,897	269,203
Series 2011-2 Class A2
1-month USD LIBOR + 1.200% Floor 1.200% 10/25/2034	3.345%	1,040,000	1,055,668
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	3.095%	538,347	530,525
Series 2014-2 Class A3
1-month USD LIBOR + 0.590% Floor 0.590% 03/25/2055	2.735%	451,635	445,409
Subordinated Series 2004-10 Class B
3-month USD LIBOR + 0.370% Floor 0.370% 01/25/2040	2.646%	445,297	408,020
Subordinated Series 2007-2 Class B
3-month USD LIBOR + 0.170% 07/25/2025	2.446%	700,000	638,365

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	15

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2007-3 Class B
3-month USD LIBOR + 0.150% Floor 0.150% 01/25/2028	2.426%	700,000	638,830
Subordinated Series 2012-7 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 09/25/2043	3.945%	550,000	538,261
Taco Bell Funding LLC(a)
Series 2016-1A Class A23
05/25/2046	4.970%	376,337	401,977
Treman Park CLO Ltd.(a),(b)
Series 2015-1A Class ARR
3-month USD LIBOR + 1.070% Floor 1.070% 10/20/2028	3.348%	850,000	849,992
Total Asset-Backed Securities — Non-Agency (Cost $24,607,027)			24,782,435

Commercial Mortgage-Backed Securities - Agency 3.3%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(d)
CMO Series K014 Class X1
04/25/2021	1.324%	5,092,561	80,562
CMO Series K057 Class X1
07/25/2026	1.324%	3,961,499	267,841
Series 2016-KIR1 Class X
03/25/2026	1.213%	2,550,547	152,419
Series 2018-K732 Class X3
05/25/2046	2.247%	1,350,000	152,588
Series 2019-K093 Class XAM
05/25/2029	1.331%	1,770,000	185,158
Series K006 Class AX1
01/25/2020	1.064%	6,998,086	8,528
Series K015 Class X3
08/25/2039	2.896%	2,000,000	103,020
Series K021 Class X3
07/25/2040	2.034%	1,550,000	81,605
Series K022 Class X3
08/25/2040	1.875%	1,550,000	78,459
Series K025 Class X3
11/25/2040	1.811%	2,400,000	127,139
Series K035 Class X3
12/25/2041	1.852%	3,000,000	200,185
Series K043 Class X3
02/25/2043	1.691%	3,951,044	312,993
Series K0728 Class X3
11/25/2045	2.016%	1,975,000	172,470
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series K712 Class X1
11/25/2019	1.379%	2,998,316	1,433
Series K712 Class X3
05/25/2040	1.461%	6,500,000	22,327
Series K714 Class X1
10/25/2020	0.793%	6,002,179	31,424
Series K717 Class X3
11/25/2042	1.681%	3,500,000	114,934
Series K734 Class X1
02/25/2026	0.787%	4,148,819	152,749
Series Q004 Class XFL
10/25/2021	1.096%	4,994,229	138,416
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
CMO Series K151 Class A3
04/25/2030	3.511%	710,000	785,864
Series KJ05 Class A1
05/25/2021	1.418%	18,110	18,036
Series KJ13
09/25/2021	2.055%	136,354	135,915
Series Q007 Class APT2
10/25/2047	3.325%	736,762	795,107
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series Q004 Class A2H
01/25/2021	3.054%	683,978	687,766
Series Q006 Class APT1
07/25/2026	2.620%	879,430	903,280
Series Q010 Class APT1
04/25/2046	2.934%	750,662	759,578
Series Q010 Class APT2
12/25/2047	2.950%	380,000	385,641
Federal National Mortgage Association
12/01/2020	3.270%	15,956	16,208
12/01/2021	3.300%	781,452	805,293
09/01/2025	3.420%	375,000	396,544
08/01/2027	3.980%	544,148	612,424
04/01/2028	3.050%	390,000	419,804
12/01/2028	3.950%	200,000	228,944
05/01/2029	3.580%	196,914	219,247
05/01/2029	3.970%	190,549	221,129
01/01/2030	3.370%	439,679	486,634
02/01/2030	3.130%	100,000	108,536
11/01/2030	3.820%	400,000	461,279
03/01/2031	3.030%	394,804	425,955
07/01/2032	3.010%	303,437	329,597
04/01/2033	3.430%	250,000	281,498
11/01/2033	4.030%	95,000	113,399
11/01/2033	4.095%	75,000	88,639
01/01/2034	3.900%	150,000	173,478
01/01/2034	4.170%	105,000	125,131
05/01/2034	3.450%	610,000	692,348

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/01/2037	3.210%	853,115	926,354
12/01/2037	3.260%	500,000	551,932
04/01/2043	4.100%	392,096	432,556
Series 2012-M1 Class A2
10/25/2021	2.729%	683,053	692,099
Federal National Mortgage Association(b),(d)
Series 2011-M9 Class SA
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 01/25/2021	4.084%	1,184,594	32,042
Federal National Mortgage Association(c),(d)
Series 2012-M14 Class X2
09/25/2022	0.485%	6,130,371	65,122
Series 2016-M11B Class X2
07/25/2039	2.705%	2,854,400	103,010
Series 2016-M4 Class X2
01/25/2039	2.671%	870,441	73,414
Government National Mortgage Association(c),(d)
CMO Series 2014-103 Class IO
05/16/2055	0.592%	2,945,483	85,826
Series 2011-53 Class IO
05/16/2051	0.000%	2,804,047	5,750
Series 2012-4 Class IO
05/16/2052	0.168%	6,789,850	47,790
Series 2014-88 Class IE
03/16/2055	0.323%	4,171,044	96,571
Government National Mortgage Association(c)
Series 2011-65
09/16/2050	4.043%	441,941	450,454
Total Commercial Mortgage-Backed Securities - Agency (Cost $16,668,182)			16,624,444

Commercial Mortgage-Backed Securities - Non-Agency 2.3%

BBCMS Mortgage Trust(a),(b)
Subordinated Series 2018-TALL Class E
1-month USD LIBOR + 2.437% 03/15/2037	4.633%	160,000	160,500
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	190,000	201,873
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class C
1-month USD LIBOR + 1.900% Floor 1.900% 07/15/2035	4.095%	140,000	140,130
BX Commercial Mortgage Trust(a),(b)
Series 2018-BIOA Class E
1-month USD LIBOR + 1.951% Floor 1.978% 03/15/2037	4.145%	305,000	305,289
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	395,000	449,882
Citigroup Commercial Mortgage Trust(c),(d)
Series 2013-GC15 Class XA
09/10/2046	1.085%	6,347,551	201,976
Citigroup Commercial Mortgage Trust
Series 2015-GC33 Class A4
09/10/2058	3.778%	750,000	819,552
CLNS Trust(a),(b)
Subordinated Series 2017-IKPR Class C
1-month USD LIBOR + 1.100% Floor 1.100% 06/11/2032	3.323%	100,000	99,842
COMM Mortgage Trust(a),(c),(d)
Series 2013-LC6 Class XB
01/10/2046	0.474%	11,750,000	142,685
Commercial Mortgage Pass-Through Certificates(c),(d)
Series 2012-CR3 Class XA
10/15/2045	2.022%	1,724,284	81,972
Commercial Mortgage Trust(c),(d)
Series 2012-CR4 Class XA
10/15/2045	1.913%	3,746,428	153,653
Series 2013-CR13 Class XA
11/12/2046	0.955%	2,715,982	78,120
Series 2013-LC6 Class XA
01/10/2046	1.491%	1,956,558	73,360
Commercial Mortgage Trust(a),(c),(d)
Series 2012-LC4 Class XA
12/10/2044	2.289%	2,877,141	118,481
Commercial Mortgage Trust(a),(c)
Series 2014-277P Class A
08/10/2049	3.732%	165,000	177,660
Commercial Mortgage Trust
Series 2014-UBS4 Class A2
08/10/2047	2.963%	21,636	21,705
Series 2014-UBS6 Class A5
12/10/2047	3.644%	300,000	322,523
Core Industrial Trust(a)
Series 2015-CALW Class A
02/10/2034	3.040%	232,424	238,408
Series 2015-TEXW Class A
02/10/2034	3.077%	277,899	286,165
Subordinated Series 2015-WEST Class B
02/10/2037	3.574%	60,000	66,001
Corevest American Finance Trust(a),(c),(d)
Series 2019-1 Class XA
03/15/2052	2.165%	1,091,439	102,529

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	17

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse First Boston Mortgage Securities Corp.(c),(d)
Series 98-C1 Class AX
05/17/2040	2.029%	324,061	3,622
Credit Suisse Mortgage Capital Certificates(a),(b)
Series 2019-ICE4 Class D
1-month USD LIBOR + 1.600% Floor 1.600% 05/15/2036	3.994%	180,000	180,224
CSAIL Commercial Mortgage Trust(c),(d)
Series 2015-C3 Class XA
08/15/2048	0.947%	11,432,950	361,849
CSAIL Commercial Mortgage Trust
Series 2016-C6 Class A3
01/15/2049	2.956%	750,000	774,511
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class B
1-month USD LIBOR + 0.888% Floor 0.888% 05/15/2035	3.083%	143,862	143,139
Eleven Madison Trust Mortgage Trust(a),(c)
Series 2015-11MD Class A
09/10/2035	3.673%	300,000	325,432
GS Mortgage Securities Trust(a),(c),(d)
08/10/2043	1.473%	6,728,901	55,466
Series 2012-GC6 Class XB
01/10/2045	0.257%	10,648,392	56,967
GS Mortgage Securities Trust(a),(b)
Series 2018-TWR Class A
1-month USD LIBOR + 0.900% Floor 0.850% 07/15/2031	3.095%	135,000	135,044
Home Partners of America Trust(a)
Series 2019-1 Class B
09/17/2039	3.157%	100,000	103,411
Home Partners of America Trust(a),(b)
Subordinated Series 2018-1 Class D
1-month USD LIBOR + 1.450% Floor 1.450% 07/17/2037	3.632%	120,000	119,216
JPMBB Commercial Mortgage Securities Trust(c),(d)
Series 2014-C21 Class XA
08/15/2047	1.163%	1,064,185	41,731
Series 2014-C23 Class XA
09/15/2047	0.835%	3,369,701	85,751
Series 2014-C26 Class XA
01/15/2048	1.159%	3,310,815	127,830
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2009-IWST Class A2
12/05/2027	5.633%	650,000	654,688
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-OSB Class A
06/05/2039	3.397%	375,000	410,691
JPMorgan Chase Commercial Mortgage Securities Trust(c),(d)
Series 2012-LC9 Class XA
12/15/2047	1.656%	3,468,510	139,641
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Series 2018-AON Class D
07/05/2031	4.767%	55,000	58,893
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2018-PHH Class C
1-month USD LIBOR + 1.360% Floor 1.410% 06/15/2035	3.555%	55,000	55,017
Madison Avenue Trust(a)
Series 2013-650M Class A
10/12/2032	3.843%	155,000	156,930
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23 Class A3
07/15/2050	3.451%	300,000	321,236
Series 2016-C28 Class A3
01/15/2049	3.272%	700,000	742,052
Morgan Stanley Capital I Trust(a),(c),(d)
Series 2012-C4 Class XA
03/15/2045	2.257%	3,378,043	138,070
Morgan Stanley Capital I Trust
Series 2019-H6 Class A2
06/15/2052	3.228%	235,000	246,527
One Bryant Park Trust(a)
Series 2019-OBP Class A
09/13/2049	2.516%	245,000	248,662
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.961%	165,000	175,000
SFAVE Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2015-5AVE Class D
01/05/2043	4.534%	200,000	193,778
UBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C1 Class XA
05/10/2045	2.243%	2,372,268	100,817
VNDO Mortgage Trust(a)
Series 2012-6AVE Class A
11/15/2030	2.996%	170,000	175,467
Vornado DP LLC Trust(a)
Series 2010-VNO Class A2FX
09/13/2028	4.004%	335,000	338,440
WF-RBS Commercial Mortgage Trust(a),(c),(d)
Series 2012-C8 Class XA
08/15/2045	1.979%	1,645,268	71,623

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012-C9 Class XA
11/15/2045	2.062%	1,636,029	80,642
WF-RBS Commercial Mortgage Trust(c),(d)
Series 2014-C24 Class XA
11/15/2047	1.005%	2,711,312	89,285
Series 2014-LC14 Class XA
03/15/2047	1.397%	1,980,889	83,645
Worldwide Plaza Trust(a),(c)
Series 2017-WWP Class D
11/10/2036	3.715%	120,000	125,688
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $11,258,769)			11,363,291

Common Stocks 17.2%
Issuer	Shares	Value ($)
Communication Services 1.6%
Diversified Telecommunication Services 0.3%
Inmarsat PLC	160,216	1,175,986
Entertainment 0.0%
Entertainment One Ltd.	23,562	167,957
Media 1.3%
Axel Springer SE(e)	27,158	1,865,499
Discovery, Inc., Class C(e)	11,622	302,521
Gannett Co., Inc.	67,422	709,279
Tribune Media Co.	79,560	3,705,905
Total		6,583,204
Total Communication Services		7,927,147
Consumer Discretionary 3.1%
Auto Components 0.4%
Tower International, Inc.	62,596	1,936,094
Diversified Consumer Services 0.4%
Sotheby’s (e)	34,444	1,989,141
Hotels, Restaurants & Leisure 1.2%
Caesars Entertainment Corp.(e),(f),(g)	122,809	1,413,531
Greene King PLC	85,604	877,949
International Speedway Corp., Class A	54,482	2,452,780
Parques Reunidos Servicios Centrales SAU(a)	50,694	765,527
Wyndham Hotels & Resorts, Inc.	6,568	337,464
Total		5,847,251
Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail 0.7%
Shutterfly, Inc.(e)	74,081	3,769,241
Specialty Retail 0.4%
BCA Marketplace PLC	209,753	616,629
GrandVision NV(a)	11,679	352,612
Lowe’s Companies, Inc.	7,799	875,048
Rent-A-Center, Inc.(e)	1,200	30,636
Total		1,874,925
Total Consumer Discretionary		15,416,652
Consumer Staples 0.1%
Food Products 0.1%
Dole Food Co., Inc.(e),(h),(i)	96,900	31,764
Pioneer Foods Group Ltd.	65,366	454,626
Total		486,390
Total Consumer Staples		486,390
Financials 0.2%
Banks 0.2%
JPMorgan Chase & Co.	2,590	284,537
Royal Bank of Canada	3,314	247,755
U.S. Bancorp	4,845	255,283
Total		787,575
Total Financials		787,575
Health Care 6.6%
Biotechnology 2.1%
Celgene Corp.(e),(f),(g)	90,886	8,797,765
Genomic Health, Inc.(e)	19,929	1,527,757
Spark Therapeutics, Inc.(e)	800	77,928
Total		10,403,450
Health Care Equipment & Supplies 0.3%
Corindus Vascular Robotics, Inc.(e)	294,206	1,250,376
Health Care Providers & Services 1.6%
Avaya, Inc. Escrow(e),(h),(i)	6,409,000	6
Avaya, Inc. Escrow(e),(h),(i)	2,397,000	2
WellCare Health Plans, Inc.(e),(f),(g)	29,667	8,032,044
Total		8,032,052
Health Care Technology 1.1%
Medidata Solutions, Inc.(e),(f),(g)	62,541	5,727,505

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	19

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.6%
Cambrex Corp.(e)	23,412	1,403,081
Pacific Biosciences of California, Inc.(e),(f),(g)	313,666	1,740,846
Total		3,143,927
Pharmaceuticals 0.9%
Allergan PLC(f),(g)	28,053	4,480,625
Paratek Pharmaceuticals, Inc.(e),(f),(g)	49,710	185,916
Total		4,666,541
Total Health Care		33,223,851
Industrials 1.9%
Aerospace & Defense 0.3%
Cobham PLC(e)	413,792	815,193
Wesco Aircraft Holdings, Inc.(e)	65,564	721,204
Total		1,536,397
Building Products 0.1%
Masco Corp.	14,746	600,605
Commercial Services & Supplies 0.1%
Quad/Graphics, Inc.	40,597	364,967
Construction & Engineering 0.0%
HC2 Holdings, Inc.(e)	11,950	23,900
Machinery 0.9%
Milacron Holdings Corp.(e)	109,525	1,735,971
WABCO Holdings, Inc.(e),(f),(g)	19,213	2,565,128
Total		4,301,099
Professional Services 0.4%
Navigant Consulting, Inc.	71,476	1,992,036
Trading Companies & Distributors 0.1%
Herc Holdings Inc(e),(f),(g)	13,953	575,980
Total Industrials		9,394,984
Information Technology 3.5%
Communications Equipment 0.3%
Acacia Communications, Inc.(e)	22,995	1,449,835
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.4%
Altran Technologies SA	34,208	544,484
LiveRamp Holdings, Inc.(e)	9,152	387,679
Presidio, Inc.	75,190	1,204,544
Total System Services, Inc.	20	2,684
Total		2,139,391
Semiconductors & Semiconductor Equipment 1.3%
Cypress Semiconductor Corp.(f),(g)	21,543	495,704
Mellanox Technologies Ltd.(e),(f),(g)	55,175	5,906,484
Total		6,402,188
Software 1.5%
Avaya Holdings Corp.(e),(f),(g)	65,200	920,624
Carbon Black, Inc.(e)	84,687	2,210,330
LogMeIn, Inc.	8,619	576,094
MINDBODY, Inc., Class A(e),(h),(i)	47,120	1,719,880
Monotype Imaging Holdings, Inc.	76,779	1,516,385
Pivotal Software, Inc., Class A(e)	45,170	673,485
Symantec Corp.	6,400	148,800
Total		7,765,598
Technology Hardware, Storage & Peripherals 0.0%
Cray, Inc.(e)	4,529	158,198
Total Information Technology		17,915,210
Materials 0.1%
Chemicals 0.1%
Omnova Solutions, Inc.(e)	60,952	612,568
Total Materials		612,568
Real Estate 0.0%
Real Estate Management & Development 0.0%
Atrium European Real Estate Ltd.(e)	57,497	230,651
Total Real Estate		230,651
Utilities 0.1%
Electric Utilities 0.1%
El Paso Electric Co.(f),(g)	9,171	611,706
Total Utilities		611,706
Total Common Stocks (Cost $88,285,172)		86,606,734

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Convertible Bonds 0.8%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
RTI International Metals, Inc.
10/15/2019	1.625%		2,588,000	2,584,871
Cable and Satellite 0.0%
DISH Network Corp.
08/15/2026	3.375%		80,000	73,620
Electric 0.0%
NRG Energy, Inc.
06/01/2048	2.750%		200,000	218,210
Healthcare Insurance 0.0%
Anthem, Inc.
10/15/2042	2.750%		51,000	184,763
Technology 0.2%
Avaya Holdings Corp.
06/15/2023	2.250%		210,000	195,767
IAC Financeco 2, Inc.(a)
06/15/2026	0.875%		250,000	279,210
Sony Corp.(j)
09/30/2022	0.000%	JPY	26,000,000	330,262
Total				805,239
Wirelines 0.1%
GCI Liberty, Inc.(a)
09/30/2046	1.750%		325,000	394,672
Total Convertible Bonds (Cost $4,074,240)				4,261,375

Convertible Preferred Stocks 0.6%
Issuer		Shares	Value ($)
Health Care 0.1%
Health Care Equipment & Supplies 0.1%
Becton Dickinson and Co.	6.125%	7,700	477,169
Total Health Care			477,169
Industrials 0.1%
Machinery 0.1%
Fortive Corp.	5.000%	700	655,856
Total Industrials			655,856
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Crown Castle International Corp.	6.875%	260	338,026
Total Real Estate			338,026
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Utilities 0.3%
Electric Utilities 0.2%
American Electric Power Co., Inc.	6.125%	7,750	434,804
Southern Co. (The)	6.750%	8,350	433,866
Total			868,670
Gas Utilities 0.0%
South Jersey Industries, Inc.	7.250%	3,350	174,703
Multi-Utilities 0.1%
Dominion Energy, Inc.	7.250%	5,400	549,828
Total Utilities			1,593,201
Total Convertible Preferred Stocks (Cost $2,965,740)			3,064,252

Corporate Bonds & Notes(k) 19.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
Boeing Co. (The)
02/01/2027	2.700%	225,000	231,234
L3Harris Technologies, Inc.(a)
06/15/2028	4.400%	260,000	294,705
Northrop Grumman Corp.
01/15/2025	2.930%	355,000	367,866
Total			893,805
Airlines 0.1%
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%	219,250	226,814
Continental Airlines Pass-Through Trust
04/19/2022	5.983%	113,304	120,206
U.S. Airways Pass-Through Trust
04/22/2023	6.250%	241,764	264,811
Total			611,831
Apartment REIT 0.1%
Mid-America Apartments LP
10/15/2023	4.300%	325,000	348,790
Automotive 0.6%
Daimler Finance North America LLC(a),(b)
3-month USD LIBOR + 0.900% 02/15/2022	3.058%	385,000	386,530

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	21

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ford Motor Credit Co. LLC
01/15/2020	8.125%		600,000	612,017
11/02/2020	2.343%		260,000	259,131
01/15/2021	3.200%		380,000	381,851
03/28/2022	3.339%		200,000	201,237
Ford Motor Credit Co. LLC(b)
3-month USD LIBOR + 0.880% 10/12/2021	3.220%		200,000	197,578
3-month USD LIBOR + 1.080% 08/03/2022	3.367%		255,000	250,788
General Motors Financial Co., Inc.
04/13/2020	2.650%		370,000	370,283
07/13/2020	3.200%		200,000	201,090
Total				2,860,505
Banking 2.4%
Bank of America Corp.(l)
12/20/2023	3.004%		1,159,000	1,189,171
12/20/2028	3.419%		345,000	364,668
07/23/2029	4.271%		270,000	304,556
Bank of Ireland Group PLC(a)
11/25/2023	4.500%		200,000	210,521
Citigroup, Inc.(b)
3-month AUD BBR + 1.550% 05/04/2021	2.539%	AUD	280,000	191,151
Citigroup, Inc.(a),(b)
3-month Euribor + 0.500% 03/21/2023	0.164%	EUR	190,000	209,470
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 0.750% 02/23/2023	2.898%		280,000	279,689
Goldman Sachs Group, Inc. (The)(a)
05/15/2024	1.375%	EUR	186,000	213,908
Goldman Sachs Group, Inc. (The)
01/23/2025	3.500%		500,000	525,837
05/22/2025	3.750%		400,000	426,586
Goldman Sachs Group, Inc. (The)(l)
09/29/2025	3.272%		260,000	269,881
JPMorgan Chase & Co.
06/15/2026	3.200%		145,000	151,792
JPMorgan Chase & Co.(l)
01/29/2027	3.960%		750,000	816,732
01/23/2029	3.509%		450,000	482,109
05/06/2030	3.702%		170,000	185,586
JPMorgan Chase & Co., Subordinated
12/15/2026	4.125%		90,000	99,058
12/01/2027	3.625%		165,000	175,446
Lloyds Banking Group PLC(l)
11/07/2023	2.907%		200,000	200,636
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Lloyds Banking Group PLC
03/12/2024	3.900%		200,000	209,588
Morgan Stanley(b)
3-month USD LIBOR + 0.930% 07/22/2022	3.208%		800,000	805,180
Nationwide Building Society(a),(l)
08/01/2024	4.363%		100,000	105,183
Popular, Inc.
09/14/2023	6.125%		320,000	345,811
Santander UK Group Holdings PLC
10/16/2020	2.875%		500,000	502,232
Santander UK PLC
06/01/2021	3.400%		370,000	377,465
Synovus Financial Corp.(l)
Subordinated
12/15/2025	5.750%		335,000	340,286
U.S. Bancorp
06/07/2024	0.850%	EUR	100,000	115,046
04/27/2027	3.150%		195,000	208,854
Subordinated
09/11/2024	3.600%		62,000	66,325
U.S. Bancorp, Subordinated
07/30/2029	3.000%		155,000	162,407
U.S. Bank NA
01/27/2025	2.800%		250,000	259,255
US Bancorp
02/05/2024	3.375%		103,000	108,979
US Bank NA
02/04/2021	3.000%		310,000	314,172
05/23/2022	2.650%		185,000	188,471
Wells Fargo & Co.(b)
3-month AUD BBR + 1.320% 07/27/2021	2.348%	AUD	300,000	204,350
Wells Fargo & Co.
04/27/2022	3.250%	AUD	300,000	211,084
07/22/2022	2.625%		80,000	81,286
04/22/2026	3.000%		260,000	269,429
Wells Fargo Bank NA(b)
SOFR + 0.480% 03/25/2020	2.600%		750,000	750,883
Westpac Banking Corp.(a)
10/21/2019	5.000%	GBP	150,000	183,545
Zions Bancorp(l)
Junior Subordinated
12/31/2049	5.800%		99,000	98,275
Total				12,204,903

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.1%
Raymond James Financial, Inc.
07/15/2046	4.950%	200,000	243,250
Building Materials 0.0%
Owens Corning
08/15/2029	3.950%	110,000	113,849
Cable and Satellite 0.8%
Cablevision Systems Corp.
09/15/2022	5.875%	120,000	128,326
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	285,000	301,692
02/01/2028	5.000%	240,000	251,876
06/01/2029	5.375%	165,000	176,463
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	210,000	231,675
07/01/2049	5.125%	380,000	413,757
Comcast Corp.
02/15/2028	3.150%	150,000	157,971
CSC Holdings LLC(a)
05/15/2026	5.500%	250,000	264,325
04/15/2027	5.500%	200,000	214,001
02/01/2028	5.375%	485,000	518,217
01/15/2030	5.750%	305,000	318,695
Intelsat Jackson Holdings SA
08/01/2023	5.500%	208,000	189,144
Intelsat Jackson Holdings SA(a)
07/15/2025	9.750%	173,000	177,551
Sirius XM Radio, Inc.(a)
05/15/2023	4.625%	220,000	224,149
07/15/2026	5.375%	215,000	227,588
08/01/2027	5.000%	115,000	121,446
Time Warner Cable LLC
09/01/2041	5.500%	200,000	214,699
Total			4,131,575
Chemicals 0.0%
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	160,000	179,800
Construction Machinery 0.1%
United Rentals North America, Inc.
05/15/2027	5.500%	225,000	241,402
01/15/2028	4.875%	225,000	236,364
Total			477,766
Consumer Cyclical Services 0.4%
Amazon.com, Inc.
08/22/2027	3.150%	405,000	435,121
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Cimpress NV(a)
06/15/2026	7.000%		165,000	173,140
Expedia Group, Inc.
02/15/2026	5.000%		275,000	311,491
02/15/2028	3.800%		250,000	265,383
IHS Markit Ltd.
08/01/2028	4.750%		515,000	581,174
Matthews International Corp.(a)
12/01/2025	5.250%		85,000	81,609
Service Corp. International
06/01/2029	5.125%		15,000	16,045
Uber Technologies, Inc.(a)
11/01/2026	8.000%		275,000	288,762
Total				2,152,725
Consumer Products 0.3%
Avon International Operations, Inc.(a)
08/15/2022	7.875%		878,000	916,291
First Quality Finance Co., Inc.(a)
07/01/2025	5.000%		30,000	31,154
Natura Cosmeticos SA(a)
02/01/2023	5.375%		200,000	209,278
Walnut Bidco PLC(a)
08/01/2024	6.750%	EUR	110,000	126,138
08/01/2024	9.125%		200,000	206,695
Total				1,489,556
Diversified Manufacturing 0.2%
General Electric Co.
05/04/2020	5.550%		350,000	356,344
03/15/2032	6.750%		50,000	61,437
Vertiv Group Corp.(a)
10/15/2024	9.250%		848,000	805,823
Total				1,223,604
Electric 0.8%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy Pvt Ltd.(a)
12/10/2024	6.250%		200,000	205,447
AES Corp. (The)
09/01/2027	5.125%		10,000	10,734
Covanta Holding Corp.
01/01/2027	6.000%		49,000	50,926
Duke Energy Progress LLC
12/01/2044	4.150%		425,000	500,218
Indiana Michigan Power Co.
03/15/2023	3.200%		300,000	311,110

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	23

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ITC Holdings Corp.
11/15/2027	3.350%	150,000	159,562
MidAmerican Energy Co.
05/01/2046	4.250%	400,000	485,667
NextEra Energy Capital Holdings, Inc.(b)
3-month USD LIBOR + 0.480% 05/04/2021	2.767%	520,000	520,577
NRG Energy, Inc.
01/15/2027	6.625%	220,000	239,088
NRG Energy, Inc.(a)
06/15/2029	5.250%	15,000	15,990
NSTAR Electric Co.
05/15/2027	3.200%	520,000	551,789
Tucson Electric Power Co.
11/15/2021	5.150%	450,000	470,948
Vistra Operations Co. LLC(a)
07/15/2024	3.550%	415,000	419,720
09/01/2026	5.500%	95,000	100,018
02/15/2027	5.625%	65,000	68,881
07/31/2027	5.000%	65,000	67,375
Total			4,178,050
Environmental 0.0%
GFL Environmental, Inc.(a)
03/01/2023	5.375%	100,000	100,566
Finance Companies 0.6%
AerCap Ireland Capital DAC/Global Aviation Trust
05/15/2021	4.500%	250,000	258,285
Air Lease Corp.
01/15/2020	2.125%	400,000	399,716
Avolon Holdings Funding Ltd.(a)
10/01/2023	5.125%	104,000	110,837
CIT Group, Inc.
03/07/2025	5.250%	10,000	11,184
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	1,200,000	1,191,802
11/15/2035	4.418%	815,000	828,240
Park Aerospace Holdings Ltd.(a)
02/15/2024	5.500%	160,000	173,785
Total			2,973,849
Food and Beverage 0.7%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	120,000	143,025
Anheuser-Busch InBev Worldwide, Inc.
01/23/2029	4.750%	360,000	420,053
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Aramark Services, Inc.(a)
04/01/2025	5.000%		126,000	130,123
Bacardi Ltd.(a)
05/15/2028	4.700%		165,000	181,759
Darling Ingredients, Inc.(a)
04/15/2027	5.250%		10,000	10,668
Kraft Heinz Foods Co. (The)
07/15/2025	3.950%		110,000	114,187
06/01/2026	3.000%		50,000	49,186
01/30/2029	4.625%		275,000	296,888
06/04/2042	5.000%		25,000	25,740
07/15/2045	5.200%		50,000	53,187
06/01/2046	4.375%		200,000	191,942
Molson Coors Brewing Co.
07/15/2024	1.250%	EUR	200,000	230,147
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%		45,000	48,485
Post Holdings, Inc.(a)
08/15/2026	5.000%		445,000	463,903
03/01/2027	5.750%		410,000	436,822
01/15/2028	5.625%		250,000	264,482
12/15/2029	5.500%		150,000	158,529
Tyson Foods, Inc.
03/01/2026	4.000%		75,000	81,749
Total				3,300,875
Gaming 0.7%
Churchill Downs, Inc.(a)
04/01/2027	5.500%		190,000	201,927
01/15/2028	4.750%		30,000	30,882
GLP Capital LP/Financing II, Inc.
06/01/2025	5.250%		130,000	143,103
04/15/2026	5.375%		230,000	252,595
06/01/2028	5.750%		5,000	5,700
01/15/2029	5.300%		130,000	145,106
01/15/2030	4.000%		110,000	110,883
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%		2,278,000	2,332,289
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%		75,000	81,923
Twin River Worldwide Holdings, Inc.(a)
06/01/2027	6.750%		50,000	52,666
Total				3,357,074
Health Care 1.1%
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	497,249
Becton Dickinson and Co.
12/15/2019	2.675%		106,000	106,024

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Becton Dickinson Euro Finance Sarl
06/04/2026	1.208%	EUR	155,000	178,436
CHS/Community Health Systems, Inc.(a)
03/15/2026	8.000%		34,000	32,789
Cigna Corp.
11/15/2025	4.125%		850,000	921,681
CommonSpirit Health
10/01/2029	3.347%		120,000	123,449
CVS Health Corp.
03/25/2048	5.050%		435,000	507,574
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	378,984
HCA Healthcare, Inc.
Junior Subordinated
02/15/2021	6.250%		320,000	336,864
HCA, Inc.
05/01/2023	4.750%		84,000	90,268
03/15/2024	5.000%		215,000	235,427
02/01/2025	5.375%		270,000	299,907
06/15/2049	5.250%		275,000	308,853
IQVIA, Inc.(a)
05/15/2027	5.000%		200,000	210,661
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	424,489
Tenet Healthcare Corp.
06/01/2020	4.750%		175,000	178,036
10/01/2020	6.000%		5,000	5,196
10/01/2021	4.375%		75,000	78,535
07/15/2024	4.625%		54,000	55,542
Thermo Fisher Scientific, Inc.
09/12/2024	0.750%	EUR	100,000	113,894
Zimmer Biomet Holdings, Inc.(b)
3-month USD LIBOR + 0.750% 03/19/2021	3.169%		200,000	199,766
Total				5,283,624
Healthcare Insurance 0.2%
Centene Corp.
02/15/2021	5.625%		155,000	156,874
Cigna Corp.
04/15/2025	3.250%		150,000	155,201
10/15/2027	3.050%		200,000	203,729
10/15/2047	3.875%		75,000	76,767
Molina Healthcare, Inc.(a)
06/15/2025	4.875%		112,000	114,526
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%		102,000	108,684
Total				815,781
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare REIT 0.2%
Healthcare Realty Trust, Inc.
04/15/2023	3.750%	600,000	621,854
Ventas Realty LP
04/01/2027	3.850%	300,000	321,742
Total			943,596
Home Construction 0.1%
Lennar Corp.
11/29/2027	4.750%	400,000	434,911
Independent Energy 1.3%
Aker BP ASA(a)
06/15/2024	4.750%	155,000	159,332
Antero Resources Corp.
12/01/2022	5.125%	69,000	63,777
03/01/2025	5.000%	266,000	231,409
Centennial Resource Production LLC(a)
01/15/2026	5.375%	50,000	47,727
04/01/2027	6.875%	15,000	14,999
Concho Resources, Inc.
08/15/2028	4.300%	670,000	727,875
Continental Resources, Inc.
01/15/2028	4.375%	380,000	390,792
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	43,000	42,474
Diamondback Energy, Inc.
11/01/2024	4.750%	160,000	165,576
05/31/2025	5.375%	415,000	437,083
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	35,000	36,454
EOG Resources, Inc.
01/15/2026	4.150%	90,000	100,324
EQT Corp.
10/01/2027	3.900%	370,000	321,083
Gulfport Energy Corp.
05/15/2025	6.375%	21,000	15,378
Marathon Oil Corp.
07/15/2027	4.400%	460,000	494,543
Matador Resources Co.
09/15/2026	5.875%	79,000	76,807
Medco Oak Tree Pte Ltd.(a)
05/14/2026	7.375%	240,000	238,985
Murphy Oil Corp.(l)
12/01/2022	4.200%	15,000	15,155
Occidental Petroleum Corp.
08/15/2022	2.700%	300,000	302,819

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	25

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	455,000	463,862
08/15/2025	5.250%	60,000	60,932
10/15/2027	5.625%	453,000	467,929
QEP Resources, Inc.
03/01/2021	6.875%	977,000	969,763
Range Resources Corp.
05/15/2025	4.875%	85,000	70,488
WPX Energy, Inc.
06/01/2026	5.750%	449,000	465,618
Total			6,381,184
Media and Entertainment 1.2%
Clear Channel International BV(a)
12/15/2020	8.750%	58,000	59,268
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	265,000	278,204
08/15/2027	6.625%	330,000	345,113
Graham Holdings Co.(a)
06/01/2026	5.750%	175,000	187,611
Lions Gate Capital Holdings LLC(a)
02/01/2024	6.375%	285,000	300,696
11/01/2024	5.875%	105,000	108,534
McGraw-Hill Global Education Holdings LLC/Finance(a)
05/15/2024	7.875%	97,000	87,615
Netflix, Inc.
11/15/2026	4.375%	20,000	20,602
Netflix, Inc.(a)
11/15/2029	5.375%	230,000	250,067
Nielsen Finance Co. SARL(a)
10/01/2021	5.500%	1,949,000	1,954,206
Tribune Media Co.
07/15/2022	5.875%	1,954,000	1,982,704
Viacom, Inc.
03/15/2043	4.375%	100,000	106,423
Viacom, Inc.(l)
Junior Subordinated
02/28/2057	6.250%	350,000	375,486
WMG Acquisition Corp.(a)
04/15/2026	5.500%	220,000	229,511
Total			6,286,040
Metals and Mining 0.0%
Indika Energy Capital III Pte, Ltd.(a)
11/09/2024	5.875%	200,000	190,138
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 1.2%
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	20,000	22,151
Cheniere Energy Partners LP
10/01/2026	5.625%	20,000	21,133
DCP Midstream Operating LP
03/15/2023	3.875%	15,000	15,142
07/15/2025	5.375%	410,000	435,643
05/15/2029	5.125%	210,000	214,938
Enbridge, Inc.
12/01/2026	4.250%	500,000	550,875
Enbridge, Inc.(l)
01/15/2077	6.000%	269,000	278,410
Energy Transfer Operating LP
01/15/2024	5.875%	92,000	102,920
06/01/2027	5.500%	175,000	200,119
Energy Transfer Partners LP
03/15/2045	5.150%	370,000	395,016
Enterprise Products Operating LLC
07/31/2029	3.125%	500,000	518,066
EQT Midstream Partners LP
07/15/2028	5.500%	160,000	161,751
Kinder Morgan Energy Partners LP
09/01/2023	3.500%	200,000	207,844
Kinder Morgan, Inc.
06/01/2025	4.300%	90,000	97,689
MPLX LP
04/15/2048	4.700%	495,000	507,452
NGPL PipeCo LLC(a)
08/15/2022	4.375%	95,000	98,165
Rockies Express Pipeline LLC(a)
04/15/2020	5.625%	343,000	348,360
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	90,000	99,444
Sunoco Logistics Partners Operations LP
10/01/2047	5.400%	111,000	123,786
Targa Resources Partners LP/Finance Corp.
04/15/2026	5.875%	165,000	173,163
01/15/2028	5.000%	15,000	15,069
Targa Resources Partners LP/Finance Corp.(a)
07/15/2027	6.500%	15,000	16,259
Texas Eastern Transmission LP(a)
10/15/2022	2.800%	250,000	252,356
TransCanada PipeLines Ltd.
05/15/2028	4.250%	90,000	100,420
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	64,000	61,854

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Williams Companies, Inc. (The)
03/15/2022	3.600%		250,000	257,352
06/24/2024	4.550%		378,000	409,177
09/15/2025	4.000%		225,000	238,977
Williams Partners LP
03/04/2024	4.300%		90,000	96,305
Total				6,019,836
Natural Gas 0.1%
NiSource, Inc.
11/17/2022	2.650%		250,000	253,554
Office REIT 0.2%
Boston Properties LP
02/01/2024	3.800%		500,000	530,987
Hudson Pacific Properties LP
11/01/2027	3.950%		160,000	170,645
SL Green Operating Partnership LP
10/15/2022	3.250%		260,000	265,853
Total				967,485
Oil Field Services 0.2%
Schlumberger Holdings Corp.(a)
05/17/2028	3.900%		350,000	371,780
Transocean Pontus Ltd.(a)
08/01/2025	6.125%		46,280	46,965
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%		111,000	115,511
Transocean Proteus Ltd.(a)
12/01/2024	6.250%		75,000	76,700
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%		212,000	217,518
USA Compression Partners LP/Finance Corp.(a)
09/01/2027	6.875%		19,000	19,501
Total				847,975
Other Financial Institutions 0.1%
Icahn Enterprises LP/Finance Corp.(a)
05/15/2026	6.250%		15,000	15,693
Swiss Insured Brazil Power Finance SARL(a)
07/16/2032	9.850%	BRL	2,230,000	606,120
Total				621,813
Other Industry 0.1%
AECOM
10/15/2024	5.875%		255,000	275,387
03/15/2027	5.125%		415,000	433,814
Total				709,201
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.1%
American Campus Communities Operating Partnership LP
04/15/2023	3.750%	500,000	523,649
ESH Hospitality, Inc.(a)
05/01/2025	5.250%	175,000	180,814
Total			704,463
Other Utility 0.0%
American Water Capital Corp.
06/01/2029	3.450%	200,000	215,773
Packaging 0.6%
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
09/15/2022	4.250%	200,000	203,258
Ball Corp.
12/15/2020	4.375%	170,000	174,254
11/15/2023	4.000%	380,000	400,503
07/01/2025	5.250%	275,000	308,568
03/15/2026	4.875%	365,000	400,103
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	51,000	53,687
07/15/2027	5.625%	10,000	10,515
Crown Americas LLC/Capital Corp. IV
01/15/2023	4.500%	325,000	341,503
Crown Americas LLC/Capital Corp. V
09/30/2026	4.250%	10,000	10,437
Crown Cork & Seal Co., Inc.
12/15/2026	7.375%	195,000	237,703
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	314,960	315,813
Sealed Air Corp.(a)
12/01/2024	5.125%	213,000	228,198
09/15/2025	5.500%	90,000	97,926
Total			2,782,468
Paper 0.1%
Graphic Packaging International LLC(a)
07/15/2027	4.750%	75,000	78,901
Graphic Packaging International, Inc.
11/15/2022	4.875%	150,000	158,003
Klabin Austria GmbH(a)
04/03/2029	5.750%	200,000	209,648
WRKCo, Inc.
03/15/2026	4.650%	165,000	182,446
Total			628,998

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	27

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Pharmaceuticals 0.5%
AbbVie, Inc.
11/14/2028	4.250%		125,000	136,168
Allergan Funding SCS
06/01/2024	1.250%	EUR	100,000	115,074
03/15/2035	4.550%		110,000	117,718
Amgen, Inc.
05/01/2045	4.400%		200,000	227,543
AstraZeneca PLC
11/16/2025	3.375%		300,000	318,390
Bausch Health Companies, Inc.(a)
04/15/2025	6.125%		20,000	20,669
12/15/2025	9.000%		20,000	22,482
Bayer US Finance II LLC(a),(b)
3-month USD LIBOR + 1.010% 12/15/2023	3.420%		400,000	399,639
Bayer US Finance II LLC(a)
12/15/2028	4.375%		345,000	376,442
Celgene Corp.
08/15/2045	5.000%		200,000	257,291
Elanco Animal Health, Inc.
08/28/2023	4.272%		345,000	360,734
Total				2,352,150
Property & Casualty 0.3%
Berkshire Hathaway Finance Corp.
06/19/2039	2.375%	GBP	125,000	164,590
Farmers Exchange Capital III(a),(l)
Subordinated
10/15/2054	5.454%		500,000	593,962
MGIC Investment Corp.
08/15/2023	5.750%		175,000	191,090
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	4.700%		450,000	450,194
Total				1,399,836
Railroads 0.0%
Union Pacific Corp.
09/10/2028	3.950%		175,000	196,725
Refining 0.1%
Marathon Petroleum Corp.
12/15/2026	5.125%		150,000	167,900
PBF Holding Co., LLC/Finance Corp.
06/15/2025	7.250%		415,000	429,644
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Valero Energy Corp.
09/15/2026	3.400%		95,000	98,203
Total				695,747
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2022	4.625%		280,000	280,924
05/15/2024	4.250%		285,000	294,584
10/15/2025	5.000%		265,000	273,676
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2024	5.000%		130,000	135,013
06/01/2026	5.250%		290,000	308,089
06/01/2027	4.750%		160,000	168,024
Total				1,460,310
Retailers 0.1%
Alimentation Couche-Tard, Inc.(a)
07/26/2022	2.700%		80,000	80,922
Cumberland Farms, Inc.(a)
05/01/2025	6.750%		120,000	129,657
eG Global Finance PLC(a)
02/07/2025	6.750%		158,000	152,261
Rite Aid Corp.(a)
04/01/2023	6.125%		317,000	255,236
Total				618,076
Supermarkets 0.0%
Kroger Co. (The)
01/15/2049	5.400%		86,000	102,320
Supranational 0.5%
Asian Development Bank
03/09/2022	5.000%	AUD	165,000	122,076
European Financial Stability Facility(a)
01/20/2023	0.500%	EUR	135,000	154,273
05/23/2023	1.875%	EUR	190,000	228,911
10/17/2023	0.125%	EUR	350,000	397,302
European Investment Bank(a)
05/12/2022	1.500%	NOK	2,060,000	227,020
International Bank for Reconstruction & Development
03/12/2020	2.500%	AUD	355,000	240,863
01/13/2021	2.800%	AUD	190,000	131,000
01/22/2021	3.500%	NZD	190,000	123,607
08/20/2021	7.450%	IDR	3,250,000,000	231,992
10/06/2021	4.625%	NZD	230,000	155,340
01/25/2022	3.375%	NZD	385,000	255,278
Nordic Investment Bank
03/19/2020	4.125%	NZD	300,000	192,025
Total				2,459,687

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Technology 0.9%
Apple, Inc.
05/24/2025	0.875%	EUR	200,000	234,476
Banff Merger Sub, Inc.(a)
09/01/2026	9.750%		175,000	159,723
Broadcom, Inc.(a)
04/15/2029	4.750%		339,000	357,251
CDK Global, Inc.(l)
10/15/2024	5.000%		10,000	10,530
Dell International LLC/EMC Corp.(a)
10/01/2029	5.300%		450,000	486,919
07/15/2046	8.350%		465,000	612,256
Diamond 1 Finance Corp./Diamond 2 Finance Corp.(a)
07/15/2036	8.100%		155,000	196,953
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	105,000	125,855
Fiserv, Inc.
07/01/2027	1.125%	EUR	100,000	115,618
07/01/2029	3.500%		135,000	143,365
07/01/2049	4.400%		202,000	232,694
KLA-Tencor Corp.
03/15/2029	4.100%		344,000	381,425
Micron Technology, Inc.
02/06/2029	5.327%		275,000	303,347
02/15/2030	4.663%		256,000	266,716
Microsoft Corp.
11/03/2022	2.650%		95,000	97,723
08/08/2026	2.400%		330,000	340,863
NXP BV/Funding LLC/USA, Inc.(a)
06/18/2026	3.875%		270,000	283,814
SS&C Technologies, Inc.(a)
09/30/2027	5.500%		167,000	175,316
Total				4,524,844
Tobacco 0.1%
BAT Capital Corp.
08/15/2047	4.540%		100,000	100,161
Reynolds American, Inc.
08/15/2045	5.850%		180,000	203,070
Total				303,231
Wireless 0.5%
American Tower Corp.
06/15/2023	3.000%		140,000	143,764
05/22/2026	1.950%	EUR	100,000	120,844
Crown Castle International Corp.
02/15/2028	3.800%		185,000	198,191
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Communications Corp.
09/01/2024	4.875%	160,000	166,198
Sprint Communications, Inc.(a)
03/01/2020	7.000%	62,000	63,271
Sprint Corp.
03/01/2026	7.625%	27,000	30,513
Sprint Spectrum Co. I/II/III LLC(a)
09/20/2021	3.360%	293,625	294,777
03/20/2025	4.738%	345,000	367,117
T-Mobile U.S.A., Inc.
03/01/2023	6.000%	4,000	4,071
01/15/2024	6.500%	41,000	42,723
04/15/2024	6.000%	100,000	104,403
03/01/2025	6.375%	100,000	103,545
04/15/2025	5.125%	100,000	104,242
01/15/2026	6.500%	400,000	430,268
02/01/2026	4.500%	169,000	175,378
02/01/2028	4.750%	138,000	145,270
Vodafone Group PLC
06/19/2049	4.875%	90,000	103,861
Total			2,598,436
Wirelines 1.0%
AT&T, Inc.
03/01/2037	5.250%	145,000	172,109
06/15/2044	4.800%	700,000	780,875
C&W Senior Financing DAC(a)
09/15/2027	6.875%	200,000	212,889
GCI LLC(a)
06/15/2024	6.625%	315,000	336,098
HC2 Holdings, Inc.(a)
12/01/2021	11.500%	145,000	126,827
Koninklijke KPN NV
10/01/2030	8.375%	200,000	274,291
Level 3 Financing, Inc.
02/01/2023	5.625%	100,000	101,690
01/15/2024	5.375%	45,000	45,925
05/01/2025	5.375%	95,000	98,944
Qwest Corp.
12/01/2021	6.750%	90,000	97,091
Verizon Communications, Inc.
02/15/2025	3.376%	150,000	159,148
09/21/2028	4.329%	186,000	213,431
08/21/2046	4.862%	285,000	354,915
Zayo Group LLC/Capital, Inc.
04/01/2023	6.000%	1,317,000	1,354,068

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	29

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%		779,000	799,453
Total				5,127,754
Total Corporate Bonds & Notes (Cost $93,762,400)				96,768,329

Foreign Government Obligations(k),(m) 6.5%

Australia 0.1%
Queensland Treasury Corp.(a)
02/21/2020	6.250%	AUD	325,000	224,233
Austria 0.1%
Republic of Austria Government Bond(a)
02/20/2029	0.500%	EUR	220,000	264,063
Brazil 0.5%
Brazil Notas do Tesouro Nacional
01/01/2021	10.000%	BRL	2,185,000	564,838
Brazil Notas do Tesouro Nacional Series F
01/01/2023	10.000%	BRL	4,725,000	1,272,144
Brazilian Government International Bond
01/13/2028	4.625%		275,000	296,567
Petrobras Global Finance BV
05/23/2026	8.750%		110,000	137,902
01/17/2027	7.375%		260,000	308,649
Total				2,580,100
Canada 0.5%
Canadian Government Bond
09/01/2020	0.750%	CAD	895,000	666,943
03/01/2024	2.250%	CAD	1,343,000	1,054,010
Province of Alberta
12/01/2023	3.400%	CAD	120,000	96,528
Province of British Columbia(a)
01/09/2020	6.600%	INR	11,000,000	153,536
Province of Ontario
06/02/2024	3.500%	CAD	910,000	740,833
Total				2,711,850
Chile 0.1%
Corporación Nacional del Cobre de Chile(a)
08/01/2027	3.625%		300,000	321,181
Colombia 0.3%
Colombia Government International Bond
01/28/2026	4.500%		625,000	692,577
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombian TES
09/11/2019	7.000%	COP	661,100,000	192,196
07/24/2020	11.000%	COP	1,187,900,000	364,707
05/04/2022	7.000%	COP	1,389,000,000	424,103
Total				1,673,583
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/28/2024	6.600%		100,000	111,297
Finland 0.1%
Finland Government Bond(a)
09/15/2028	0.500%	EUR	215,000	258,173
Germany 0.2%
Kreditanstalt fuer Wiederaufbau
08/20/2020	6.000%	AUD	435,000	306,863
03/15/2023	0.375%	EUR	160,000	182,668
08/15/2023	2.125%	EUR	280,000	342,698
Kreditanstalt fuer Wiederaufbau(j)
09/15/2023	0.000%	EUR	80,000	90,434
Total				922,663
Hungary 0.2%
Hungary Government International Bond
01/29/2020	6.250%		385,000	391,736
03/29/2021	6.375%		438,000	465,768
Total				857,504
India 0.1%
NTPC Ltd.(a)
05/03/2022	7.250%	INR	20,000,000	280,159
Indonesia 0.8%
Indonesia Government International Bond(a)
06/14/2023	2.625%	EUR	225,000	269,851
07/18/2024	2.150%	EUR	200,000	236,296
Indonesia Treasury Bond
07/15/2021	8.250%	IDR	260,000,000	18,903
05/15/2023	5.625%	IDR	289,000,000	19,665
03/15/2024	8.375%	IDR	2,201,000,000	164,532
06/15/2025	6.500%	IDR	1,604,000,000	111,426
09/15/2026	8.375%	IDR	1,782,000,000	133,188
05/15/2027	7.000%	IDR	2,047,000,000	141,798
05/15/2028	6.125%	IDR	3,489,000,000	226,268
03/15/2029	9.000%	IDR	2,112,000,000	163,414
05/15/2029	8.250%	IDR	1,034,000,000	77,559
09/15/2030	7.000%	IDR	2,128,000,000	146,122
05/15/2031	8.750%	IDR	3,900,000,000	297,557
08/15/2032	7.500%	IDR	340,000,000	23,496
05/15/2033	6.625%	IDR	509,000,000	32,530
06/15/2035	7.500%	IDR	1,095,000,000	75,879
05/15/2038	7.500%	IDR	1,751,000,000	119,239

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Pelabuhan Indonesia II PT(a)
05/05/2025	4.250%		225,000	239,288
Perusahaan Penerbit SBSN Indonesia III(a)
03/29/2027	4.150%		270,000	292,798
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%		400,000	496,520
PT Jasa Marga Persero Tbk(a)
12/11/2020	7.500%	IDR	2,000,000,000	136,959
PT Pertamina Persero(a)
05/20/2023	4.300%		270,000	285,185
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		280,000	298,882
Total				4,007,355
Ireland 0.4%
Ireland Government Bond(a)
03/20/2023	3.900%	EUR	770,000	984,495
03/18/2024	3.400%	EUR	675,000	877,251
Total				1,861,746
Israel 0.1%
Israel Electric Corp., Ltd.(a)
06/21/2023	6.875%		200,000	230,196
11/12/2024	5.000%		200,000	222,030
Total				452,226
Japan 0.2%
Japan Government Five-Year Bond
12/20/2023	0.100%	JPY	111,800,000	1,073,049
Kazakhstan 0.1%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		215,000	249,229
Malaysia 0.3%
Malaysia Government Bond
07/15/2021	4.160%	MYR	1,300,000	315,045
11/30/2021	3.620%	MYR	450,000	108,191
09/30/2024	4.059%	MYR	975,000	240,627
03/14/2025	3.882%	MYR	545,000	133,557
11/16/2027	3.899%	MYR	650,000	160,597
06/15/2028	3.733%	MYR	375,000	91,785
04/15/2033	3.844%	MYR	1,223,000	300,632
Total				1,350,434
Mauritius 0.0%
Greenko Solar Mauritius Ltd.(a)
01/29/2025	5.550%		200,000	198,507
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 0.2%
Banco Nacional de Comercio Exterior SNC(a),(l)
Subordinated
08/11/2026	3.800%		200,000	202,695
Petroleos Mexicanos
03/13/2022	5.375%		320,000	327,604
01/23/2029	6.500%		175,000	177,650
06/15/2035	6.625%		115,000	112,217
09/21/2047	6.750%		150,000	142,063
Total				962,229
Netherlands 0.2%
BNG Bank NV(a)
02/22/2023	0.250%	EUR	160,000	181,560
06/07/2024	0.250%	EUR	155,000	177,683
Greenko Dutch BV(a)
07/24/2024	5.250%		225,000	225,440
Petrobras Global Finance BV
02/01/2029	5.750%		345,000	373,861
03/19/2049	6.900%		160,000	181,742
Total				1,140,286
Norway 0.3%
Nordea Eiendomskreditt AS(b)
3-month NIBOR + 0.300% 06/21/2023	1.820%	NOK	2,000,000	220,496
3-month NIBOR + 0.340% 06/19/2024	1.860%	NOK	2,000,000	220,422
Norway Government Bond(a)
05/25/2021	3.750%	NOK	6,480,000	742,951
05/24/2023	2.000%	NOK	3,675,000	416,433
Total				1,600,302
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%		200,000	197,008
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
07/15/2025	4.750%		220,000	241,551
Petroleos del Peru SA(a)
06/19/2047	5.625%		215,000	261,304
Total				502,855
Philippines 0.5%
Philippine Government Bond
11/22/2019	3.875%	PHP	6,290,000	120,849
01/12/2020	3.375%	PHP	2,190,000	42,004
04/11/2020	4.250%	PHP	3,645,000	70,209
08/20/2020	3.375%	PHP	1,550,000	29,652
03/20/2021	3.500%	PHP	8,160,000	155,953

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	31

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
04/28/2021	6.500%	PHP	1,220,000	24,422
03/08/2023	5.500%	PHP	4,650,000	93,532
04/21/2023	3.500%	PHP	15,650,000	294,659
03/12/2024	6.250%	PHP	7,955,000	166,194
07/19/2031	8.000%	PHP	18,000,000	455,788
Philippine Government International Bond
01/15/2021	4.950%	PHP	12,000,000	233,252
05/17/2027	0.875%	EUR	305,000	347,781
01/14/2036	6.250%	PHP	20,000,000	459,192
Total				2,493,487
Portugal 0.2%
Portugal Government International Bond(a)
10/15/2024	5.125%		375,000	429,897
Portugal Obrigacoes do Tesouro OT(a)
04/15/2021	3.850%	EUR	395,000	465,919
Total				895,816
Qatar 0.2%
Qatar Government International Bond(a)
03/14/2029	4.000%		425,000	486,098
03/14/2049	4.817%		200,000	258,042
Total				744,140
Russian Federation 0.0%
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%		200,000	215,411
Saudi Arabia 0.2%
Saudi Arabian Oil Co.(a)
04/16/2029	3.500%		445,000	474,800
04/16/2039	4.250%		200,000	226,604
04/16/2049	4.375%		200,000	228,058
Saudi Government International Bond(a)
03/04/2028	3.625%		200,000	217,201
Total				1,146,663
Singapore 0.3%
BOC Aviation Ltd.(a),(b)
3-month USD LIBOR + 1.050% 05/02/2021	3.316%		200,000	200,987
BOC Aviation Ltd.(a)
09/18/2022	2.750%		200,000	200,805
Singapore Government Bond
09/01/2020	3.250%	SGD	1,295,000	947,439
04/01/2022	1.750%	SGD	425,000	306,890
Total				1,656,121
South Africa 0.0%
South Africa Government International Bond
01/17/2024	4.665%		100,000	105,347
Foreign Government Obligations(k),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sweden 0.1%
Sweden Government International Bond(a)
04/24/2023	0.125%	EUR	480,000	544,457
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%		240,000	219,006
United Arab Emirates 0.0%
DP World Crescent Ltd.(a)
09/26/2028	4.848%		200,000	222,435
United Kingdom 0.0%
United Kingdom Gilt(a)
09/07/2020	3.750%	GBP	90,000	113,116
United States 0.1%
Colombian TES
07/24/2024	10.000%	COP	1,270,600,000	443,506
Uruguay 0.0%
Uruguay Government International Bond
10/27/2027	4.375%		125,000	138,978
Total Foreign Government Obligations (Cost $33,202,841)				32,738,515

Limited Partnerships 1.9%
Issuer	Shares	Value ($)
Energy 1.4%
Oil, Gas & Consumable Fuels 1.4%
Buckeye Partners LP(f),(g)	167,044	6,853,815
Total Energy		6,853,815
Financials 0.5%
Capital Markets 0.5%
Oaktree Capital Group LLC	47,405	2,475,963
Total Financials		2,475,963
Total Limited Partnerships (Cost $9,408,717)		9,329,778

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 0.0%
Los Angeles Unified School District
Unlimited General Obligation Bonds
Build America Bonds -Taxable
Series 2009
07/01/2029	5.755%	250,000	313,068
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
04/01/2032	5.876%	250,000	319,307
State General Obligation 0.1%
State of California
Unlimited General Obligation Bonds
Taxable High Speed Passenger Train
Series 2017
04/01/2047	2.193%	500,000	500,165
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Build America Bonds
Series 2010
11/15/2031	6.548%	250,000	337,970
Water & Sewer 0.1%
Metropolitan Water District of Southern California
Revenue Bonds
Build America Bonds
Subordinated Series 2010
07/01/2040	6.947%	400,000	416,844
Total Municipal Bonds (Cost $1,824,419)			1,887,354

Preferred Debt 0.0%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.0%
Wells Fargo & Co.(l)
12/31/2049	5.850%	8,485	224,004
Total Preferred Debt (Cost $230,368)			224,004
Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Financials 0.2%
Banks 0.2%
U.S. Bancorp(l)	3.617%	480	410,400
U.S. Bancorp	5.500%	8,300	225,926
Valley National Bancorp(l)	5.500%	6,350	164,275
Total			800,601
Total Financials			800,601
Total Preferred Stocks (Cost $812,639)			800,601

Residential Mortgage-Backed Securities - Agency 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b)
CMO Series 4638 Class UF
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 6.000% 09/15/2044	3.230%	550,788	555,456
Federal National Mortgage Association(b)
CMO Series 2013-5 Class GF
1-month USD LIBOR + 1.100% Floor 1.100%, Cap 5.000% 10/25/2042	3.245%	571,265	564,502
Government National Mortgage Association(n)
11/19/2048	4.500%	750,000	783,926
Government National Mortgage Association(d)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	2,062,343	310,664
CMO Series 2018-63 Class IO
09/20/2047	4.000%	2,347,519	337,840
Government National Mortgage Association(b)
CMO Series 2018-91 Class WF
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 5.000% 07/20/2048	3.230%	51,225	51,079
Total Residential Mortgage-Backed Securities - Agency (Cost $2,783,383)			2,603,467

Residential Mortgage-Backed Securities - Non-Agency 8.0%

Adjustable Rate Mortgage Trust(b)
CMO Series 2005-9 Class 5A3
1-month USD LIBOR + 0.640% Floor 0.640%, Cap 11.000% 11/25/2035	2.785%	441,063	438,796
Alternative Loan Trust(c)
CMO Series 2005-43 Class 1A
10/25/2035	3.984%	410,589	398,017

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	33

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month USD LIBOR + 2.000% Floor 2.000% 06/25/2045	4.031%	403,008	410,390
Ameriquest Mortgage Securities, Inc. Asset Backed Pass-Through Certificates(b)
CMO Series 2005-R11 Class M1
1-month USD LIBOR + 0.450% Floor 0.450% 01/25/2036	2.595%	352,771	353,060
Arroyo Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
04/25/2048	3.763%	194,310	198,900
CMO Series 2019-1 Class A1
01/25/2049	3.805%	242,340	248,428
CMO Series 2019-2 Class A1
04/25/2049	3.347%	339,349	347,319
CMO Series 2019-3 Class A1
10/25/2048	2.962%	189,330	189,653
Asset-Backed Securities Corp. Home Equity Loan Trust(b)
CMO Series 2004-HE6 Class M1
1-month USD LIBOR + 0.945% Floor 0.945% 09/25/2034	3.090%	398,507	401,884
Banc of America Funding Trust(b)
CMO Series 2006-G Class 2A1
1-month USD LIBOR + 0.220% Floor 0.220%, Cap 10.500% 07/20/2036	2.612%	368,398	367,047
Banc of America Funding Trust(a),(c)
CMO Series 2016-R1 Class A1
03/25/2040	2.500%	302,673	302,072
Subordinated CMO Series 2014-R6 Class 2A13
07/26/2036	2.526%	925,000	896,099
BCAP LLC Trust(a),(b)
CMO Series 2014-RR2 Class 6A1
1-month USD LIBOR + 0.240% Floor 0.240% 10/26/2036	2.506%	364,265	362,070
CMO Series 2014-RR5 Class 1A4
1-month USD LIBOR + 0.225% Floor 0.220%, Cap 14.000% 01/26/2036	2.716%	849,000	832,908
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class M1
1-month USD LIBOR + 0.825% Floor 0.825%, Cap 11.500% 07/25/2034	2.970%	788,770	774,344
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bear Stearns Mortgage Funding Trust(b)
CMO Series 2006-AR3 Class 1A1
1-month USD LIBOR + 0.180% Floor 0.180%, Cap 10.500% 10/25/2036	2.325%	668,318	636,854
CMO Series 2006-AR4 Class A1
1-month USD LIBOR + 0.210% Floor 0.210%, Cap 10.500% 12/25/2036	2.355%	461,991	471,078
CMO Series 2007-AR3 Class 21A1
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 10.500% 04/25/2037	2.295%	684,887	676,871
Bear Stearns Trust(b)
CMO Series 2005-1 Class A1
1-month USD LIBOR + 0.560% Floor 0.560%, Cap 11.500% 01/25/2035	2.705%	75,079	75,157
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month USD LIBOR + 0.720% Floor 0.480% 01/25/2035	2.865%	523,672	523,791
CMO Series 2005-D Class M3
1-month USD LIBOR + 0.480% Floor 0.480% 10/25/2035	2.865%	900,000	902,825
CIM Trust(a),(c)
CMO Series 2017-5 Class A1
05/25/2057	2.300%	12,025	11,999
CMO Series 2018-R2 Class A1
08/27/2057	3.690%	712,967	718,036
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	707,518	717,381
CIM Trust(a)
CMO Series 2017-7 Class A
04/25/2057	3.000%	622,319	625,633
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2006-AR2 Class 1A1
03/25/2036	4.743%	436,575	408,106
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-HE1 Class M2
1-month USD LIBOR + 0.340% Floor 0.340% 01/25/2036	2.655%	33,465	33,470
CMO Series 2006-HE1 Class M3
1-month USD LIBOR + 0.360% Floor 0.360% 01/25/2036	2.685%	750,000	751,013

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R04 Class 2M2
1-month USD LIBOR + 2.100% 06/25/2039	4.245%	200,000	200,505
Countrywide Asset-Backed Certificates(b)
CMO Series 2004-AB2 Class M2
1-month USD LIBOR + 0.855% Floor 0.855% 05/25/2036	3.000%	535,256	536,673
CMO Series 2007-13 Class 2A1
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2047	3.045%	238,415	232,384
CMO Series 2007-13 Class 2A2
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2047	2.945%	473,940	459,119
Credit Suisse Mortgage Capital Trust(a)
CMO Series 2015-2R Class 1A1
08/27/2037	3.000%	388,841	393,280
CMO Series 20154R Class 5A1
10/27/2036	3.000%	299,588	301,842
Credit-Based Asset Servicing & Securitization LLC(b)
CMO Series 2005-CB4 Class M2
1-month USD LIBOR + 0.450% Floor 0.450% 07/25/2035	2.595%	451,477	453,016
CSMC Trust(a),(c)
CMO Series 2011-5R Class 6A9
11/27/2037	3.949%	539,341	552,147
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2005-14 Class M2
1-month USD LIBOR + 0.470% Floor 0.470% 04/25/2036	2.615%	880,000	880,924
CMO Series 2005-17 Class MV1
1-month USD LIBOR + 0.460% Floor 0.460% 05/25/2036	2.605%	850,000	838,002
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2017-1A Class A1
12/26/2046	2.725%	134,444	133,999
CMO Series 2019-3A Class A1
07/25/2059	2.964%	726,190	728,500
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2016-C06 Class 1M1
1-month USD LIBOR + 1.300% 04/25/2029	3.445%	132,607	132,944
CMO Series 2017-C03 Class 1M1
1-month USD LIBOR + 0.950% 10/25/2029	3.095%	333,023	333,591
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-C04 Class 2M1
1-month USD LIBOR + 0.850% Floor 0.850% 11/25/2029	2.995%	178,828	178,927
CMO Series 2017-C05 Class 1M1
1-month USD LIBOR + 0.550% Floor 0.550% 01/25/2030	2.695%	16,402	16,398
First Franklin Mortgage Loan Trust(b)
CMO Series 2004-FF11 Class M3
1-month USD LIBOR + 0.900% Floor 0.900% 01/25/2035	3.045%	747,906	752,058
CMO Series 2006-FF4 Class A3
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2036	2.425%	700,000	694,681
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	4.163%	419,249	406,815
First NLC Trust(b)
CMO Series 2005-4 Class A4
1-month USD LIBOR + 0.390% Floor 0.390%, Cap 14.000% 02/25/2036	2.535%	726,004	726,108
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2016-DNA2 Class M2
1-month USD LIBOR + 2.200% 10/25/2028	4.345%	36,982	37,026
CMO Series 2017-DNA2 Class M1
1-month USD LIBOR + 1.200% 10/25/2029	3.345%	168,749	169,307
CMO Series 2017-DNA3 Class M1
1-month USD LIBOR + 0.750% 03/25/2030	2.895%	403,182	403,384
GE-WMC Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 10/25/2035	2.805%	692,695	690,097
GMACM Mortgage Loan Trust(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	4.182%	725,038	676,254
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month USD LIBOR + 0.330% Floor 0.330% 12/25/2035	2.805%	810,000	790,648

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	35

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HarborView Mortgage Loan Trust(b)
CMO Series 2007-6 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 10.500% 08/19/2037	2.382%	629,946	585,090
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month USD LIBOR + 0.350% Floor 0.350% 03/25/2036	2.495%	486,449	486,869
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 11.000% 10/25/2034	2.845%	612,871	609,062
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A2
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 11.500% 04/25/2047	2.485%	411,797	390,618
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.390% Floor 0.390% 05/25/2035	2.535%	600,000	597,856
CMO Series 2007-CH2 Class AV5
1-month USD LIBOR + 0.260% Floor 0.260% 01/25/2037	2.405%	630,000	599,064
CMO Series 2007-CH3 Class A5
1-month USD LIBOR + 0.260% Floor 0.260% 03/25/2037	2.405%	895,000	884,860
CMO Series 2007-HE1 Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2047	2.425%	1,103,000	995,849
Lehman XS Trust(b)
CMO Series 2007-16N Class 2A2
1-month USD LIBOR + 0.850% Floor 0.850% 09/25/2047	2.995%	734,277	731,556
Mill City Mortgage Loan Trust(a)
CMO Series 2018-3 Class A1
08/25/2058	3.500%	347,586	356,571
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-6AR Class 1A1
1-month USD LIBOR + 0.280% Floor 0.280% 11/25/2035	2.705%	77,401	77,357
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month USD LIBOR + 0.280% Floor 0.280%, Cap 11.500% 10/25/2035	2.425%	420,177	418,537
Nomura Resecuritization Trust(a),(c)
CMO Series 2014-3R Class 3A9
11/26/2035	2.786%	498,000	494,959
CMO Series 2015-6R Class 2A1
01/26/2037	4.000%	80,176	80,145
Nomura Resecuritization Trust(a),(b)
CMO Series 2014-6R Class 2A1
1-month USD LIBOR + 0.160% Floor 0.160% 03/26/2037	2.137%	247,904	246,093
Option One Mortgage Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 05/25/2035	2.926%	410,110	410,534
CMO Series 2006-1 Class 1A1
1-month USD LIBOR + 0.220% Floor 0.220% 01/25/2036	2.365%	436,098	427,375
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2036	2.335%	641,584	600,942
CMO Series 2007-QH6 Class A1
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2037	2.335%	605,532	574,994
RAMP Trust(b)
CMO Series 2005-RS4 Class M4
1-month USD LIBOR + 0.640% Floor 0.640% 04/25/2035	3.105%	745,000	742,712
CMO Series 2005-RZ3 Class M3
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 09/25/2035	2.970%	850,000	853,043
Soundview Home Loan Trust(b)
CMO Series 2006-OPT5 Class 1A1
1-month USD LIBOR + 0.140% Floor 0.140% 07/25/2036	2.285%	741,481	721,423
Structured Adjustable Rate Mortgage Loan Trust(b)
CMO Series 2005-19XS Class 2A1
1-month USD LIBOR + 0.300% Floor 0.300% 10/25/2035	2.445%	615,504	618,087

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2007-4 Class 1A2
1-month USD LIBOR + 0.220% Floor 0.220% 05/25/2037	2.365%	736,144	705,457
Structured Asset Investment Loan Trust(b)
CMO Series 2004-6 Class A3
1-month USD LIBOR + 0.800% Floor 0.800% 07/25/2034	2.945%	671,836	664,583
Towd Point Mortgage Trust(a)
CMO Series 2017-3 Class A1
07/25/2057	2.750%	64,120	64,411
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month USD LIBOR + 0.600% 02/25/2057	2.745%	485,632	483,723
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-3 Class A1
05/25/2058	3.750%	124,580	129,201
CMO Series 2018-4 Class A1
06/25/2058	3.000%	282,963	288,166
CMO Series 2019-1 Class A1
03/25/2058	3.750%	194,706	203,837
Verus Securitization Trust(a)
CMO Series 2018-1 Class A1
02/25/2048	2.929%	59,368	59,424
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% Floor 0.940% 04/25/2046	3.387%	394,674	366,498
Wells Fargo Alternative Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.675% Floor 0.675% 10/25/2035	2.820%	289,683	290,909
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $39,829,241)			40,551,635

Treasury Bills 5.4%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 5.4%
U.S. Treasury Bills
09/05/2019	2.110%	1,962,000	1,961,321
10/08/2019	2.040%	2,195,000	2,190,220
10/10/2019	1.920%	5,267,000	5,255,674
10/15/2019	1.940%	1,640,000	1,635,995
10/22/2019	2.000%	1,225,000	1,221,446
11/29/2019	1.890%	295,000	293,618
12/12/2019	1.840%	362,000	360,108
Treasury Bills (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
12/19/2019	1.850%	366,000	363,948
12/26/2019	1.870%	137,000	136,178
01/16/2020	1.830%	495,000	491,578
01/23/2020	1.830%	1,854,000	1,840,515
01/30/2020	1.830%	4,255,000	4,222,695
02/06/2020	1.830%	3,098,000	3,073,354
02/13/2020	1.830%	2,224,000	2,205,536
02/20/2020	1.830%	1,891,000	1,874,668
U.S. Treasury Bills(f)
09/26/2019	2.010%	174,000	173,742
Total			27,300,596
Total Treasury Bills (Cost $27,287,686)			27,300,596

U.S. Government & Agency Obligations 0.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Banks
09/20/2033	4.090%	855,000	855,949
Total U.S. Government & Agency Obligations (Cost $853,130)			855,949

U.S. Treasury Obligations 2.2%

U.S. Treasury
02/15/2022	2.500%	365,000	373,982
01/31/2024	2.500%	510,000	533,428
02/29/2024	2.375%	800,000	833,500
04/30/2026	2.375%	740,000	782,897
11/15/2026	2.000%	640,000	663,800
02/15/2029	2.625%	365,000	400,759
05/15/2029	2.375%	1,335,000	1,438,671
02/15/2038	4.375%	905,000	1,280,999
11/15/2042	2.750%	1,315,000	1,515,948
02/15/2043	3.125%	1,270,000	1,555,552
02/15/2049	3.000%	1,535,000	1,888,770
Total U.S. Treasury Obligations (Cost $9,948,863)			11,268,306

Warrants 0.0%
Issuer	Shares	Value ($)
Information Technology 0.0%
Software 0.0%
Avaya Holdings Corp.(e),(h),(i)	8,745	17,490
Total Information Technology		17,490
Total Warrants (Cost $—)		17,490

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	37

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Options Purchased Calls 0.0%
Value ($)
(Cost $92,838)	13,523

Options Purchased Puts 0.1%

(Cost $423,326)	419,719

Money Market Funds 24.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(o),(p)	122,886,475	122,874,186
Total Money Market Funds (Cost $122,874,715)		122,874,186
Total Investments in Securities (Cost $491,193,696)		494,355,983

Investments in securities sold short

Common Stocks (4.0)%
Issuer	Shares	Value ($)
Communication Services (0.2)%
Diversified Telecommunication Services (0.1)%
Zayo Group Holdings, Inc.(e)	(5,631)	(189,539)
Media (0.1)%
Discovery, Inc., Class A(e)	(10,692)	(295,099)
New Media Investment Group, Inc.	(36,582)	(321,190)
Total		(616,289)
Total Communication Services		(805,828)
Consumer Discretionary (0.4)%
Hotels, Restaurants & Leisure (0.2)%
Aramark	(19,861)	(811,521)
Eldorado Resorts, Inc.(e)	(11,040)	(425,150)
Total		(1,236,671)
Specialty Retail (0.2)%
Home Depot, Inc. (The)	(3,518)	(801,787)
Total Consumer Discretionary		(2,038,458)
Consumer Staples (0.0)%
Personal Products (0.0)%
Avon Products, Inc.(e)	(32,925)	(143,224)
Total Consumer Staples		(143,224)
Financials (0.3)%
Capital Markets (0.3)%
Brookfield Asset Management, Inc., Class A	(25,521)	(1,317,139)
Total Financials		(1,317,139)

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care (2.4)%
Biotechnology (0.4)%
AbbVie, Inc.	(24,294)	(1,597,087)
Exact Sciences Corp.(e)	(5,098)	(607,784)
Total		(2,204,871)
Health Care Providers & Services (1.1)%
Centene Corp.(e)	(100,266)	(4,674,401)
DaVita, Inc.(e)	(15,500)	(873,735)
Total		(5,548,136)
Pharmaceuticals (0.9)%
Bristol-Myers Squibb Co.	(90,886)	(4,368,890)
Total Health Care		(12,121,897)
Industrials (0.2)%
Building Products (0.0)%
Fortune Brands Home & Security, Inc.	(1,055)	(53,868)
JELD-WEN Holding, Inc.(e)	(2,280)	(39,353)
Masonite International Corp.(e)	(874)	(46,663)
Total		(139,884)
Machinery (0.1)%
Hillenbrand, Inc.	(17,656)	(484,480)
Professional Services (0.0)%
Nielsen Holdings PLC	(8,501)	(176,481)
Trading Companies & Distributors (0.1)%
United Rentals, Inc.(e)	(2,057)	(231,536)
Total Industrials		(1,032,381)
Information Technology (0.5)%
IT Services (0.0)%
Global Payments, Inc.	(17)	(2,822)
Semiconductors & Semiconductor Equipment (0.5)%
Versum Materials, Inc.	(50,154)	(2,608,008)
Total Information Technology		(2,610,830)
Materials (0.0)%
Chemicals (0.0)%
PPG Industries, Inc.	(811)	(89,851)
Total Materials		(89,851)
Total Common Stocks (Proceeds $20,838,060)		(20,159,608)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Exchange-Traded Funds (0.3)%
	Shares	Value ($)
Invesco QQQ Trust	(8,147)	(1,527,318)
Total Exchange-Traded Funds (Proceeds $1,363,109)		(1,527,318)

Rights (0.0)%
Issuer	Shares	Value ($)
Health Care (0.0)%
Biotechnology (0.0)%
Celgene Corp. CVR(e),(h),(i)	(45,985)	(91,970)
Total Health Care		(91,970)
Total Rights (Proceeds $107,393)		(91,970)
Total Investments in Securities Sold Short (Proceeds $22,308,562)		(21,778,896)
Total Investments in Securities, Net of Securities Sold Short		472,577,087
Other Assets & Liabilities, Net		31,205,472
Net Assets		503,782,559
At August 31, 2019, securities and/or cash totaling $54,081,237 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,172,900 AUD	1,233,997 NZD	ANZ Securities	09/18/2019	—	(12,376)
2,728,942 AUD	1,913,548 USD	ANZ Securities	09/18/2019	74,939	—
48,233,105 JPY	458,011 USD	ANZ Securities	09/18/2019	3,511	—
687,836 NZD	656,535 AUD	ANZ Securities	09/18/2019	8,755	—
1,559,264 NZD	1,034,485 USD	ANZ Securities	09/18/2019	51,592	—
678,001 USD	985,907 AUD	ANZ Securities	09/18/2019	—	(13,752)
683,664 USD	72,266,728 JPY	ANZ Securities	09/18/2019	—	(2,697)
355,574 USD	488,924 SGD	ANZ Securities	09/18/2019	—	(3,202)
1,355,574 NZD	1,295,000 AUD	BMO	09/18/2019	18,004	—
3,440,767 CAD	2,572,709 USD	Canadian Imperial Bank of Commerce	09/18/2019	—	(12,202)
1,260,000 USD	1,681,744 CAD	Canadian Imperial Bank of Commerce	09/18/2019	3,428	—
1,464,500 AUD	1,014,997 USD	Citi	09/18/2019	28,299	—
6,686,504 BRL	1,686,756 USD	Citi	09/18/2019	73,572	—
315,000 CAD	2,052,958 NOK	Citi	09/18/2019	—	(11,268)
295,890 CAD	224,963 USD	Citi	09/18/2019	2,673	—
996,398 CAD	743,111 USD	Citi	09/18/2019	—	(5,444)
3,275,475 CHF	3,336,365 USD	Citi	09/18/2019	22,666	—
41,602 CHF	41,992 USD	Citi	09/18/2019	—	(95)
604,183,040 COP	183,265 USD	Citi	09/18/2019	7,860	—
9,905,500 COP	2,850 USD	Citi	09/18/2019	—	(26)
11,794,022 EUR	13,346,632 USD	Citi	09/18/2019	370,048	—
1,614,490 GBP	2,042,356 USD	Citi	09/18/2019	76,610	—
458,500 GBP	555,298 USD	Citi	09/18/2019	—	(2,956)
313,500 HKD	40,015 USD	Citi	09/18/2019	31	—
246,481,996 HUF	852,055 USD	Citi	09/18/2019	33,549	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	39

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,346,742,000 IDR	166,890 USD	Citi	09/18/2019	1,814	—
10,386,420,465 IDR	723,813 USD	Citi	09/18/2019	—	(6,799)
542,748 ILS	154,287 USD	Citi	09/18/2019	599	—
213,003 ILS	59,687 USD	Citi	09/18/2019	—	(628)
37,272,000 INR	528,300 USD	Citi	09/18/2019	8,371	—
17,481,982 INR	242,668 USD	Citi	09/18/2019	—	(1,198)
15,187,005 JPY	144,073 USD	Citi	09/18/2019	966	—
56,297,506 JPY	527,392 USD	Citi	09/18/2019	—	(3,098)
6,369,357,480 KRW	5,409,340 USD	Citi	09/18/2019	147,289	—
134,916,500 KRW	111,216 USD	Citi	09/18/2019	—	(245)
39,494,198 MXN	2,022,695 USD	Citi	09/18/2019	56,867	—
984,000 MXN	48,862 USD	Citi	09/18/2019	—	(116)
4,055,641 NOK	625,000 CAD	Citi	09/18/2019	24,300	—
14,815,500 NOK	1,682,328 USD	Citi	09/18/2019	55,848	—
831,999 NZD	545,310 USD	Citi	09/18/2019	20,854	—
5,631,500 PHP	109,334 USD	Citi	09/18/2019	1,303	—
11,385,689 PHP	217,155 USD	Citi	09/18/2019	—	(1,261)
13,161,504 PLN	3,397,195 USD	Citi	09/18/2019	90,203	—
18,121,496 SEK	1,912,374 USD	Citi	09/18/2019	64,230	—
1,263,500 SGD	923,549 USD	Citi	09/18/2019	12,933	—
72,500 SGD	52,231 USD	Citi	09/18/2019	—	(20)
12,811,504 TWD	412,691 USD	Citi	09/18/2019	3,806	—
13,423,488 TWD	426,908 USD	Citi	09/18/2019	—	(1,509)
138,177 USD	205,750 AUD	Citi	09/18/2019	445	—
587,814 USD	847,250 AUD	Citi	09/18/2019	—	(16,984)
1,736,067 USD	6,686,504 BRL	Citi	09/18/2019	—	(122,883)
349,651 USD	467,000 CAD	Citi	09/18/2019	1,187	—
1,586,251 USD	2,075,492 CAD	Citi	09/18/2019	—	(27,016)
751,334 USD	748,261 CHF	Citi	09/18/2019	5,659	—
4,329,348 USD	4,219,878 CHF	Citi	09/18/2019	—	(60,225)
6,212 USD	21,419,500 COP	Citi	09/18/2019	6	—
175,350 USD	592,669,040 COP	Citi	09/18/2019	—	(3,289)
1,750,609 USD	1,569,065 EUR	Citi	09/18/2019	—	(24,217)
256,219 USD	211,060 GBP	Citi	09/18/2019	760	—
1,421,745 USD	1,149,684 GBP	Citi	09/18/2019	—	(21,930)
40,018 USD	313,500 HKD	Citi	09/18/2019	—	(34)
853,292 USD	246,481,996 HUF	Citi	09/18/2019	—	(34,786)
972,319 USD	14,000,366,620 IDR	Citi	09/18/2019	12,509	—
13,439 USD	189,614,000 IDR	Citi	09/18/2019	—	(101)
106,958 USD	380,000 ILS	Citi	09/18/2019	646	—
155,338 USD	545,500 ILS	Citi	09/18/2019	—	(870)
815,517 USD	57,251,408 INR	Citi	09/18/2019	—	(16,884)
708,841 USD	76,380,268 JPY	Citi	09/18/2019	10,888	—
1,935,775 USD	203,463,479 JPY	Citi	09/18/2019	—	(18,543)
2,022,586 USD	2,454,834,634 KRW	Citi	09/18/2019	5,478	—
1,677,168 USD	2,003,743,816 KRW	Citi	09/18/2019	—	(21,773)
44,338 USD	893,717 MXN	Citi	09/18/2019	147	—
1,978,388 USD	38,741,155 MXN	Citi	09/18/2019	—	(50,043)
953,355 USD	8,333,936 NOK	Citi	09/18/2019	—	(38,436)
576,604 USD	860,000 NZD	Citi	09/18/2019	—	(34,498)
299,010 USD	15,743,468 PHP	Citi	09/18/2019	3,002	—
128,093 USD	6,616,536 PHP	Citi	09/18/2019	—	(1,165)
3,949,553 USD	15,020,010 PLN	Citi	09/18/2019	—	(175,588)
1,907,174 USD	18,121,496 SEK	Citi	09/18/2019	—	(59,030)
408,020 USD	566,500 SGD	Citi	09/18/2019	262	—
500,678 USD	683,686 SGD	Citi	09/18/2019	—	(7,939)
164,770 USD	5,176,605 TWD	Citi	09/18/2019	444	—
407,366 USD	12,740,710 TWD	Citi	09/18/2019	—	(740)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,941,236 USD	41,896,500 ZAR	Citi	09/18/2019	—	(184,308)
23,937,500 ZAR	1,614,814 USD	Citi	09/18/2019	39,647	—
16,067,875 ZAR	1,047,646 USD	Citi	09/18/2019	—	(9,673)
303,762,008 CLP	435,778 USD	Citi	09/23/2019	14,737	—
28,176 USD	20,385,369 CLP	Citi	09/23/2019	80	—
271,418 USD	193,074,425 CLP	Citi	09/23/2019	—	(3,800)
205,750 AUD	139,985 USD	Citi	12/18/2019	1,016	—
205,750 AUD	138,520 USD	Citi	12/18/2019	—	(449)
13,644 CHF	14,024 USD	Citi	12/18/2019	108	—
120,395,420 CLP	168,578 USD	Citi	12/18/2019	1,470	—
15,050,368 CLP	20,833 USD	Citi	12/18/2019	—	(57)
469,474,040 COP	136,764 USD	Citi	12/18/2019	1,222	—
923,995 EUR	1,031,992 USD	Citi	12/18/2019	8,301	—
534,186 GBP	655,191 USD	Citi	12/18/2019	2,503	—
178,062 GBP	216,832 USD	Citi	12/18/2019	—	(731)
37,699,496 HUF	127,910 USD	Citi	12/18/2019	2,070	—
86,875 JPY	831 USD	Citi	12/18/2019	8	—
173,750 JPY	1,645 USD	Citi	12/18/2019	—	(3)
1,227,417,316 KRW	1,022,078 USD	Citi	12/18/2019	4,956	—
2,454,834,634 KRW	2,028,450 USD	Citi	12/18/2019	—	(5,793)
3,888,936 NOK	432,871 USD	Citi	12/18/2019	5,336	—
8,367,500 SEK	870,044 USD	Citi	12/18/2019	11,791	—
566,500 SGD	408,420 USD	Citi	12/18/2019	—	(291)
1,663,536 TWD	53,525 USD	Citi	12/18/2019	37	—
13,308,288 TWD	426,660 USD	Citi	12/18/2019	—	(1,238)
130,617 USD	532,000 BRL	Citi	12/18/2019	—	(3,136)
1,930 USD	2,570 CAD	Citi	12/18/2019	3	—
5,812 USD	7,710 CAD	Citi	12/18/2019	—	(13)
2,275,396 USD	2,214,567 CHF	Citi	12/18/2019	—	(16,541)
300,947 USD	4,370,454,468 IDR	Citi	12/18/2019	1,969	—
145,494 USD	509,250 ILS	Citi	12/18/2019	—	(499)
136,646 USD	9,989,700 INR	Citi	12/18/2019	600	—
103,031 USD	7,492,275 INR	Citi	12/18/2019	—	(97)
175,747 USD	18,567,012 JPY	Citi	12/18/2019	313	—
88,835 USD	9,283,506 JPY	Citi	12/18/2019	—	(805)
48,139 USD	984,000 MXN	Citi	12/18/2019	106	—
97,357 USD	1,968,000 MXN	Citi	12/18/2019	—	(867)
17,938 USD	28,000 NZD	Citi	12/18/2019	—	(250)
60,851 USD	3,205,689 PHP	Citi	12/18/2019	279	—
628,951 USD	2,477,996 PLN	Citi	12/18/2019	—	(5,335)
364,714 USD	5,673,372 ZAR	Citi	12/18/2019	4,360	—
5,165,700 EUR	5,859,359 USD	Goldman Sachs	09/13/2019	177,952	—
1,550,000 GBP	1,923,427 USD	Goldman Sachs	09/13/2019	36,625	—
404,300 GBP	491,359 USD	Goldman Sachs	09/13/2019	—	(792)
14,879,000 SEK	1,584,268 USD	Goldman Sachs	09/13/2019	67,334	—
1,938,342 USD	1,732,900 EUR	Goldman Sachs	09/13/2019	—	(32,442)
1,606,754 USD	14,879,000 SEK	Goldman Sachs	09/13/2019	—	(89,820)
5,029,600 ZAR	349,510 USD	Goldman Sachs	09/13/2019	18,327	—
2,282,300 ZAR	149,378 USD	Goldman Sachs	09/13/2019	—	(904)
315,000 CAD	25,173,855 JPY	Goldman Sachs	09/18/2019	566	—
1,716,509 EUR	1,909,208 USD	Goldman Sachs	09/18/2019	20,588	—
53,818,700 JPY	500,000 USD	Goldman Sachs	09/18/2019	—	(7,132)
14,728,686 MXN	757,611 USD	Goldman Sachs	09/18/2019	24,489	—
939,367 USD	833,119 EUR	Goldman Sachs	09/18/2019	—	(22,713)
855,633 USD	90,974,933 JPY	Goldman Sachs	09/18/2019	1,622	—
1,106,394 USD	22,009,350 MXN	Goldman Sachs	09/18/2019	—	(10,877)
532,500 AUD	567,960 NZD	HSBC	09/18/2019	—	(751)
650,000 AUD	441,901 USD	HSBC	09/18/2019	3,967	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	41

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
110,000 EUR	123,084 USD	HSBC	09/18/2019	2,054	—
123,044 GBP	156,773 USD	HSBC	09/18/2019	6,959	—
136,399,905 JPY	1,270,000 USD	HSBC	09/18/2019	—	(15,293)
4,430,246 NOK	688,000 CAD	HSBC	09/18/2019	30,504	—
1,118,056 NZD	1,065,540 AUD	HSBC	09/18/2019	13,127	—
431,190 USD	389,124 EUR	HSBC	09/18/2019	—	(3,050)
500,000 USD	53,830,365 JPY	HSBC	09/18/2019	7,242	—
389,428 USD	530,748 SGD	HSBC	09/18/2019	—	(6,913)
1,464,500 AUD	1,014,996 USD	JPMorgan	09/18/2019	28,298	—
6,686,496 BRL	1,686,735 USD	JPMorgan	09/18/2019	73,553	—
470,708 CAD	312,500 EUR	JPMorgan	09/18/2019	—	(9,790)
293,580 CAD	1,912,696 NOK	JPMorgan	09/18/2019	—	(10,575)
1,132,729 CAD	854,966 USD	JPMorgan	09/18/2019	3,991	—
1,835,577 CAD	1,373,180 USD	JPMorgan	09/18/2019	—	(5,817)
3,275,471 CHF	3,336,357 USD	JPMorgan	09/18/2019	22,662	—
41,594 CHF	41,984 USD	JPMorgan	09/18/2019	—	(95)
604,183,040 COP	183,276 USD	JPMorgan	09/18/2019	7,871	—
9,905,500 COP	2,850 USD	JPMorgan	09/18/2019	—	(26)
2,189,995 EUR	2,450,888 USD	JPMorgan	09/18/2019	41,307	—
1,614,510 GBP	2,042,379 USD	JPMorgan	09/18/2019	76,608	—
458,500 GBP	555,297 USD	JPMorgan	09/18/2019	—	(2,957)
313,500 HKD	40,015 USD	JPMorgan	09/18/2019	31	—
246,481,996 HUF	852,054 USD	JPMorgan	09/18/2019	33,548	—
2,346,742,000 IDR	166,890 USD	JPMorgan	09/18/2019	1,813	—
10,386,420,465 IDR	723,812 USD	JPMorgan	09/18/2019	—	(6,800)
542,753 ILS	154,288 USD	JPMorgan	09/18/2019	599	—
212,996 ILS	59,689 USD	JPMorgan	09/18/2019	—	(624)
37,272,000 INR	528,300 USD	JPMorgan	09/18/2019	8,371	—
17,481,962 INR	242,668 USD	JPMorgan	09/18/2019	—	(1,198)
15,187,007 JPY	144,073 USD	JPMorgan	09/18/2019	966	—
56,297,518 JPY	527,392 USD	JPMorgan	09/18/2019	—	(3,099)
6,369,357,488 KRW	5,409,334 USD	JPMorgan	09/18/2019	147,283	—
134,916,500 KRW	111,216 USD	JPMorgan	09/18/2019	—	(246)
26,496,000 MXN	1,357,626 USD	JPMorgan	09/18/2019	38,785	—
984,001 MXN	48,862 USD	JPMorgan	09/18/2019	—	(116)
2,034,559 NOK	313,731 CAD	JPMorgan	09/18/2019	12,335	—
14,815,500 NOK	1,682,326 USD	JPMorgan	09/18/2019	55,846	—
831,999 NZD	545,309 USD	JPMorgan	09/18/2019	20,853	—
5,631,500 PHP	109,334 USD	JPMorgan	09/18/2019	1,303	—
11,385,686 PHP	217,154 USD	JPMorgan	09/18/2019	—	(1,261)
13,161,492 PLN	3,397,188 USD	JPMorgan	09/18/2019	90,199	—
18,121,504 SEK	1,912,418 USD	JPMorgan	09/18/2019	64,273	—
3,852,534 SGD	2,821,834 USD	JPMorgan	09/18/2019	45,275	—
72,500 SGD	52,231 USD	JPMorgan	09/18/2019	—	(21)
12,811,504 TWD	412,690 USD	JPMorgan	09/18/2019	3,805	—
13,423,504 TWD	426,908 USD	JPMorgan	09/18/2019	—	(1,509)
138,178 USD	205,750 AUD	JPMorgan	09/18/2019	445	—
587,815 USD	847,250 AUD	JPMorgan	09/18/2019	—	(16,985)
1,736,067 USD	6,686,496 BRL	JPMorgan	09/18/2019	—	(122,885)
349,652 USD	467,000 CAD	JPMorgan	09/18/2019	1,187	—
631,252 USD	833,000 CAD	JPMorgan	09/18/2019	—	(5,452)
751,353 USD	748,269 CHF	JPMorgan	09/18/2019	5,649	—
4,329,349 USD	4,219,874 CHF	JPMorgan	09/18/2019	—	(60,230)
6,212 USD	21,419,500 COP	JPMorgan	09/18/2019	6	—
175,351 USD	592,669,040 COP	JPMorgan	09/18/2019	—	(3,289)
3,015,054 USD	2,705,728 EUR	JPMorgan	09/18/2019	—	(38,029)
256,223 USD	211,063 GBP	JPMorgan	09/18/2019	760	—
1,421,738 USD	1,149,687 GBP	JPMorgan	09/18/2019	—	(21,919)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
40,018 USD	313,500 HKD	JPMorgan	09/18/2019	—	(34)
853,293 USD	246,481,996 HUF	JPMorgan	09/18/2019	—	(34,787)
972,320 USD	14,000,366,620 IDR	JPMorgan	09/18/2019	12,508	—
13,439 USD	189,614,000 IDR	JPMorgan	09/18/2019	—	(101)
106,958 USD	380,000 ILS	JPMorgan	09/18/2019	645	—
155,338 USD	545,500 ILS	JPMorgan	09/18/2019	—	(871)
815,518 USD	57,251,386 INR	JPMorgan	09/18/2019	—	(16,885)
708,842 USD	76,380,280 JPY	JPMorgan	09/18/2019	10,887	—
40,775 USD	4,300,876 JPY	JPMorgan	09/18/2019	—	(248)
2,022,588 USD	2,454,834,636 KRW	JPMorgan	09/18/2019	5,476	—
1,677,170 USD	2,003,743,818 KRW	JPMorgan	09/18/2019	—	(21,775)
1,485,880 USD	29,120,006 MXN	JPMorgan	09/18/2019	—	(36,428)
1,126,327 USD	9,820,528 NOK	JPMorgan	09/18/2019	—	(48,206)
1,023,433 USD	1,540,000 NZD	JPMorgan	09/18/2019	—	(52,684)
299,010 USD	15,743,460 PHP	JPMorgan	09/18/2019	3,002	—
128,093 USD	6,616,536 PHP	JPMorgan	09/18/2019	—	(1,165)
3,949,547 USD	15,019,990 PLN	JPMorgan	09/18/2019	—	(175,588)
1,907,177 USD	18,121,504 SEK	JPMorgan	09/18/2019	—	(59,032)
408,020 USD	566,500 SGD	JPMorgan	09/18/2019	262	—
149,883 USD	203,000 SGD	JPMorgan	09/18/2019	—	(3,579)
164,770 USD	5,176,608 TWD	JPMorgan	09/18/2019	444	—
407,366 USD	12,740,716 TWD	JPMorgan	09/18/2019	—	(740)
2,941,240 USD	41,896,500 ZAR	JPMorgan	09/18/2019	—	(184,313)
23,937,500 ZAR	1,614,812 USD	JPMorgan	09/18/2019	39,645	—
16,067,875 ZAR	1,047,645 USD	JPMorgan	09/18/2019	—	(9,674)
303,762,000 CLP	435,788 USD	JPMorgan	09/23/2019	14,747	—
28,175 USD	20,385,368 CLP	JPMorgan	09/23/2019	81	—
271,399 USD	193,074,419 CLP	JPMorgan	09/23/2019	—	(3,781)
205,750 AUD	139,985 USD	JPMorgan	12/18/2019	1,016	—
205,750 AUD	138,520 USD	JPMorgan	12/18/2019	—	(450)
13,638 CHF	14,018 USD	JPMorgan	12/18/2019	107	—
120,395,424 CLP	168,560 USD	JPMorgan	12/18/2019	1,451	—
15,050,369 CLP	20,833 USD	JPMorgan	12/18/2019	—	(57)
469,474,040 COP	136,764 USD	JPMorgan	12/18/2019	1,222	—
923,999 EUR	1,031,995 USD	JPMorgan	12/18/2019	8,300	—
534,185 GBP	655,189 USD	JPMorgan	12/18/2019	2,502	—
178,061 GBP	216,831 USD	JPMorgan	12/18/2019	—	(731)
37,699,496 HUF	127,910 USD	JPMorgan	12/18/2019	2,070	—
86,875 JPY	831 USD	JPMorgan	12/18/2019	8	—
173,750 JPY	1,645 USD	JPMorgan	12/18/2019	—	(3)
1,227,417,318 KRW	1,022,077 USD	JPMorgan	12/18/2019	4,955	—
2,454,834,636 KRW	2,028,447 USD	JPMorgan	12/18/2019	—	(5,796)
3,888,936 NOK	432,871 USD	JPMorgan	12/18/2019	5,335	—
8,367,500 SEK	870,043 USD	JPMorgan	12/18/2019	11,790	—
566,500 SGD	408,419 USD	JPMorgan	12/18/2019	—	(292)
1,663,535 TWD	53,524 USD	JPMorgan	12/18/2019	37	—
13,308,280 TWD	426,659 USD	JPMorgan	12/18/2019	—	(1,239)
130,617 USD	532,000 BRL	JPMorgan	12/18/2019	—	(3,136)
1,932 USD	2,572 CAD	JPMorgan	12/18/2019	3	—
5,816 USD	7,716 CAD	JPMorgan	12/18/2019	—	(13)
2,275,407 USD	2,214,575 CHF	JPMorgan	12/18/2019	—	(16,544)
300,948 USD	4,370,454,462 IDR	JPMorgan	12/18/2019	1,969	—
145,494 USD	509,250 ILS	JPMorgan	12/18/2019	—	(499)
136,646 USD	9,989,696 INR	JPMorgan	12/18/2019	599	—
103,032 USD	7,492,273 INR	JPMorgan	12/18/2019	—	(98)
175,748 USD	18,567,012 JPY	JPMorgan	12/18/2019	313	—
88,835 USD	9,283,506 JPY	JPMorgan	12/18/2019	—	(805)
48,139 USD	984,001 MXN	JPMorgan	12/18/2019	106	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	43

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
97,356 USD	1,967,994 MXN	JPMorgan	12/18/2019	—	(867)
17,937 USD	27,998 NZD	JPMorgan	12/18/2019	—	(250)
60,851 USD	3,205,686 PHP	JPMorgan	12/18/2019	279	—
628,953 USD	2,478,000 PLN	JPMorgan	12/18/2019	—	(5,336)
364,715 USD	5,673,378 ZAR	JPMorgan	12/18/2019	4,360	—
1,408,757 CAD	950,000 EUR	Morgan Stanley	09/18/2019	—	(13,088)
378,000 CAD	2,462,961 NOK	Morgan Stanley	09/18/2019	—	(13,587)
112,710,761 JPY	1,049,495 USD	Morgan Stanley	09/18/2019	—	(12,575)
7,981,077 NOK	1,228,580 CAD	Morgan Stanley	09/18/2019	46,802	—
801,717 USD	702,605 EUR	Morgan Stanley	09/18/2019	—	(28,663)
272,531 USD	420,071 NZD	Morgan Stanley	09/18/2019	—	(7,737)
932,865 CAD	630,000 EUR	RBC Capital Markets	09/18/2019	—	(7,656)
2,838,927 CAD	2,152,433 USD	RBC Capital Markets	09/18/2019	19,660	—
617,516 CAD	462,041 USD	RBC Capital Markets	09/18/2019	—	(1,874)
1,580,000 EUR	2,329,512 CAD	RBC Capital Markets	09/18/2019	11,647	—
2,662,201 USD	3,506,953 CAD	RBC Capital Markets	09/18/2019	—	(27,567)
25,100,775 JPY	315,000 CAD	Standard Chartered	09/18/2019	123	—
100,091,092 JPY	945,000 USD	Standard Chartered	09/18/2019	1,844	—
1,905,000 USD	203,297,362 JPY	Standard Chartered	09/18/2019	10,666	—
169,626 USD	232,410 SGD	Standard Chartered	09/18/2019	—	(2,126)
468,285 CAD	315,000 EUR	State Street	09/18/2019	—	(5,220)
68,211,700 JPY	635,000 USD	State Street	09/18/2019	—	(7,757)
21,721,728 MXN	1,107,678 USD	State Street	09/18/2019	26,476	—
665,326 USD	13,105,847 MXN	State Street	09/18/2019	—	(12,981)
389,428 USD	532,369 SGD	State Street	09/18/2019	—	(5,745)
470,756 CAD	312,500 EUR	UBS	09/18/2019	—	(9,827)
1,870,000 CAD	12,132,000 NOK	UBS	09/18/2019	—	(72,977)
100,066,730 JPY	950,000 USD	UBS	09/18/2019	7,074	—
14,247,948 NOK	1,640,622 USD	UBS	09/18/2019	76,449	—
Total				2,941,103	(2,468,749)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Euro Euribor	98	12/2019	EUR	24,638,425	16,311	—
3-Month Euro Euribor	52	12/2019	EUR	13,073,450	9,609	—
3-Month Euro Euribor	52	03/2020	EUR	13,079,950	19,084	—
3-Month Euro Euribor	46	06/2020	EUR	11,575,325	23,965	—
3-Month Euro Euribor	43	09/2020	EUR	10,824,175	30,431	—
3-Month Euro Euribor	43	12/2020	EUR	10,826,325	37,878	—
3-Month Euro Euribor	41	03/2021	EUR	10,321,750	33,571	—
3-Month Euro Euribor	25	06/2021	EUR	6,293,125	15,816	—
3-Month Euro Swiss Franc	5	12/2019	CHF	1,263,000	1,178	—
3-Month Euro Swiss Franc	4	03/2020	CHF	1,010,800	1,989	—
3-Month Euro Swiss Franc	3	06/2020	CHF	758,325	1,657	—
90-Day Euro$	247	12/2019	USD	60,601,450	80,716	—
90-Day Sterling	252	12/2019	GBP	31,285,800	15,092	—
90-Day Sterling	55	12/2019	GBP	6,828,250	4,202	—
90-Day Sterling	41	03/2020	GBP	5,094,506	3,261	—
90-Day Sterling	35	06/2020	GBP	4,350,719	4,332	—
90-Day Sterling	34	09/2020	GBP	4,227,475	10,798	—
90-Day Sterling	32	12/2020	GBP	3,978,200	13,437	—
90-Day Sterling	30	03/2021	GBP	3,730,875	12,561	—
90-Day Sterling	29	06/2021	GBP	3,606,513	11,215	—
Amsterdam Index	4	09/2019	EUR	446,456	17,512	—
Amsterdam Index	1	09/2019	EUR	111,614	3,285	—
Australian 10-Year Bond	66	09/2019	AUD	9,820,032	237,603	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 10-Year Bond	10	09/2019	AUD	1,487,884	32,005	—
Australian 3-Year Bond	300	09/2019	AUD	34,741,248	133,268	—
Australian 3-Year Bond	184	09/2019	AUD	21,307,965	112,860	—
Banker’s Acceptance	14	12/2019	CAD	3,435,600	—	(536)
Banker’s Acceptance	10	03/2020	CAD	2,457,625	—	(89)
CAC40 Index	9	09/2019	EUR	493,020	20,528	—
CAC40 Index	16	09/2019	EUR	876,480	14,808	—
Canadian Dollar	177	09/2019	USD	13,290,045	—	(249,624)
Canadian Government 10-Year Bond	49	12/2019	CAD	7,108,920	18,861	—
Canadian Government 10-Year Bond	4	12/2019	CAD	580,320	3,269	—
DJIA Mini E	4	09/2019	USD	528,120	—	(9,594)
DJIA Mini E	5	09/2019	USD	660,150	—	(16,083)
EURO STOXX 50	14	09/2019	EUR	478,660	4,439	—
EURO STOXX 50	15	09/2019	EUR	512,850	670	—
Euro-Bobl	94	09/2019	EUR	12,805,620	239,662	—
Euro-Bobl	7	12/2019	EUR	956,900	975	—
Euro-BTP	11	09/2019	EUR	1,598,410	82,906	—
Euro-Bund	56	09/2019	EUR	10,029,600	488,074	—
Euro-Buxl 30-Year	13	09/2019	EUR	2,915,900	322,453	—
Eurodollar 90-Day	21	12/2019	USD	5,152,350	5,873	—
Eurodollar 90-Day	11	03/2020	USD	2,707,375	13,141	—
Eurodollar 90-Day	8	06/2020	USD	1,972,100	12,018	—
Eurodollar 90-Day	8	09/2020	USD	1,974,300	9,922	—
Eurodollar 90-Day	9	12/2020	USD	2,221,650	9,999	—
Eurodollar 90-Day	10	03/2021	USD	2,470,875	12,355	—
Eurodollar 90-Day	10	06/2021	USD	2,471,375	11,503	—
Euro-OAT	44	12/2019	EUR	7,578,120	4,047	—
Euro-Schatz	87	12/2019	EUR	9,803,595	1,572	—
Euro-Schatz	110	12/2019	EUR	12,395,350	747	—
FTSE 100 Index	2	09/2019	GBP	143,610	—	(5,141)
FTSE China A50 Index	54	09/2019	USD	731,565	4,382	—
FTSE/MIB Index	2	09/2019	EUR	213,200	2,409	—
FTSE/MIB Index	2	09/2019	EUR	213,200	—	(8,029)
Gold 100 oz.	62	12/2019	USD	9,482,280	511,900	—
Indian Rupee	11	09/2019	USD	306,944	1,316	—
Japanese Yen	101	09/2019	USD	11,894,013	96,231	—
Long Gilt	51	12/2019	GBP	6,848,280	84,786	—
Mexican Peso	49	09/2019	USD	1,220,100	—	(48,674)
MSCI Singapore IX ETS	4	09/2019	SGD	142,600	1,617	—
MSCI Singapore IX ETS	1	09/2019	SGD	35,650	398	—
MSCI Taiwan Index	10	09/2019	USD	390,900	9,231	—
NASDAQ 100 E-mini	4	09/2019	USD	615,260	—	(22,820)
NASDAQ 100 E-mini	8	09/2019	USD	1,230,520	—	(25,034)
New Zealand Dollar	86	09/2019	USD	5,413,700	—	(355,111)
Nickel	6	12/2019	USD	644,220	67,354	—
Nickel	1	12/2019	USD	107,370	13,185	—
OMXS30 Index	10	09/2019	SEK	1,574,750	6,363	—
Platinum	8	10/2019	USD	372,680	21,045	—
S&P 500 E-mini	4	09/2019	USD	584,960	—	(12,245)
S&P 500 E-mini	5	09/2019	USD	731,200	—	(23,075)
S&P/TSX 60 Index	4	09/2019	CAD	785,200	2,521	—
S&P/TSX 60 Index	3	09/2019	CAD	588,900	1,227	—
Short Term Euro-BTP	58	12/2019	EUR	6,511,660	—	(13,151)
Silver	21	12/2019	USD	1,925,910	109,329	—
SPI 200 Index	24	09/2019	AUD	3,942,600	—	(18,284)
SPI 200 Index	9	09/2019	AUD	1,478,475	—	(18,670)
U.S. Long Bond	39	12/2019	USD	6,444,750	40,641	—
U.S. Treasury 10-Year Note	79	12/2019	USD	10,405,781	39,347	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	45

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	200	12/2019	USD	43,223,438	1,209	—
U.S. Treasury 5-Year Note	134	12/2019	USD	16,076,859	39,314	—
U.S. Ultra Treasury Bond	17	12/2019	USD	3,356,438	31,280	—
Total					3,246,543	(826,160)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian Dollar	(268)	09/2019	USD	(18,039,080)	526,319	—
Brent Crude	(12)	09/2019	USD	(711,000)	—	(2,189)
Brent Crude	(43)	09/2019	USD	(2,547,750)	—	(22,611)
British Pound	(173)	09/2019	USD	(13,149,081)	313,884	—
Canadian Dollar	(49)	09/2019	USD	(3,679,165)	9,576	—
Cocoa	(1)	12/2019	GBP	(17,090)	150	—
Cocoa	(12)	12/2019	USD	(266,640)	—	(2,005)
Coffee	(17)	12/2019	USD	(617,419)	10,828	—
Copper	(2)	09/2019	USD	(283,413)	15,494	—
Copper	(30)	12/2019	USD	(1,913,625)	26,006	—
Corn	(72)	12/2019	USD	(1,331,100)	7,577	—
Cotton	(17)	12/2019	USD	(500,055)	63,879	—
DAX Index	(2)	09/2019	EUR	(595,625)	—	(9,052)
Euro FX	(230)	09/2019	USD	(31,594,813)	791,694	—
Euro-BTP	(2)	09/2019	EUR	(290,620)	—	(6,754)
FTSE 100 Index	(2)	09/2019	GBP	(143,610)	—	(1,359)
FTSE/JSE Top 40 Index	(5)	09/2019	ZAR	(2,443,750)	10,268	—
FTSE/JSE Top 40 Index	(3)	09/2019	ZAR	(1,466,250)	—	(445)
Gas Oil	(60)	10/2019	USD	(3,373,500)	5,938	—
Gas Oil	(13)	10/2019	USD	(730,925)	5,149	—
Hang Seng Index	(7)	09/2019	HKD	(8,963,500)	—	(524)
Hang Seng Index	(1)	09/2019	HKD	(1,280,500)	—	(2,833)
H-Shares Index	(3)	09/2019	HKD	(1,511,550)	—	(4,624)
H-Shares Index	(14)	09/2019	HKD	(7,053,900)	—	(10,426)
IBEX 35 Index	(1)	09/2019	EUR	(87,965)	—	(1,562)
IBEX 35 Index	(1)	09/2019	EUR	(87,965)	—	(3,345)
KOSPI 200 Index	(12)	09/2019	KRW	(777,450,000)	34,746	—
Lean Hogs	(3)	10/2019	USD	(76,230)	11,202	—
Lean Hogs	(7)	12/2019	USD	(177,450)	5,404	—
Live Cattle	(14)	12/2019	USD	(580,580)	3,736	—
Lme Copper	(3)	12/2019	USD	(425,925)	4,434	—
Lme Copper	(1)	12/2019	USD	(141,975)	725	—
Lme Zinc	(6)	12/2019	USD	(330,600)	4,780	—
Lme Zinc	(2)	12/2019	USD	(110,200)	2,595	—
MSCI EAFE Index Future	(4)	09/2019	USD	(368,780)	—	(6,540)
MSCI Emerging Markets Index	(10)	09/2019	USD	(492,000)	—	(11,335)
Natural Gas	(163)	09/2019	USD	(3,724,550)	—	(246,422)
New Zealand Dollar	(106)	09/2019	USD	(6,672,700)	165,602	—
Nikkei 225	(1)	09/2019	JPY	(20,690,000)	—	(3,308)
NY Harbor ULSD	(19)	09/2019	USD	(1,466,165)	—	(10,049)
OMXS30 Index	(3)	09/2019	SEK	(472,425)	—	(1,132)
Primary Aluminum	(1)	09/2019	USD	(43,313)	978	—
Primary Aluminum	(28)	12/2019	USD	(1,228,675)	28,608	—
RBOB Gasoline	(10)	09/2019	USD	(642,474)	515	—
Russell 2000 E-mini	(7)	09/2019	USD	(522,970)	17,566	—
Russell 2000 E-mini	(7)	09/2019	USD	(522,970)	—	(1,672)
S&P Mid 400 E-mini	(1)	09/2019	USD	(188,140)	—	(1,622)
S&P Mid 400 E-mini	(1)	09/2019	USD	(188,140)	—	(3,172)
South African Rand	(48)	09/2019	USD	(1,578,600)	—	(5,573)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean	(24)	11/2019	USD	(1,042,800)	9,940	—
Soybean Meal	(36)	12/2019	USD	(1,063,080)	40,677	—
Soybean Oil	(19)	12/2019	USD	(328,434)	—	(10,859)
Sugar #11	(79)	09/2019	USD	(985,667)	44,991	—
Swiss Franc	(17)	09/2019	USD	(2,147,525)	9,089	—
TOPIX Index	(20)	09/2019	JPY	(302,000,000)	78,147	—
TOPIX Index	(3)	09/2019	JPY	(45,300,000)	—	(1,335)
U.S. Long Bond	(44)	12/2019	USD	(7,271,000)	—	(41,707)
U.S. Treasury 10-Year Note	(23)	12/2019	USD	(3,029,531)	—	(6,527)
U.S. Treasury 5-Year Note	(4)	12/2019	USD	(479,906)	—	(760)
U.S. Treasury 5-Year Note	(57)	12/2019	USD	(6,838,664)	—	(7,240)
U.S. Ultra Bond 10-Year Note	(35)	12/2019	USD	(5,055,313)	—	(6,465)
U.S. Ultra Treasury Bond	(14)	12/2019	USD	(2,764,125)	—	(26,280)
Wheat	(34)	12/2019	USD	(786,250)	39,065	—
Wheat	(5)	12/2019	USD	(99,313)	6,309	—
WTI Crude	(46)	09/2019	USD	(2,534,600)	33,749	—
Total					2,329,620	(459,727)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
AbbVie, Inc.	Goldman Sachs	USD	1,137,302	173	80.00	11/15/2019	19,425	1,384
BB&T Corp.	Goldman Sachs	USD	1,448,560	304	57.50	09/20/2019	14,840	2,736
DXC Technology Co.	Goldman Sachs	USD	438,504	132	55.00	09/20/2019	41,863	330
Nielsen Holdings PLC	Goldman Sachs	USD	193,068	93	22.00	11/15/2019	5,903	6,510
Nielsen Holdings PLC	Goldman Sachs	USD	193,068	93	24.00	11/15/2019	7,439	2,093
QEP Resources, Inc.	Goldman Sachs	USD	33,464	94	6.00	09/20/2019	3,368	470
Total							92,838	13,523

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Avaya Holdings Corp.	Goldman Sachs	USD	920,624	652	12.50	09/20/2019	37,456	45,640
Avaya Holdings Corp.	Goldman Sachs	USD	317,700	225	10.00	09/20/2019	11,420	6,750
Exact Sciences Corp.	Goldman Sachs	USD	178,830	15	100.00	10/18/2019	5,833	1,763
iShares Russell 2000 ETF	Goldman Sachs	USD	1,845,616	124	147.00	12/20/2019	62,275	75,454
iShares Russell 2000 ETF	Goldman Sachs	USD	1,845,616	124	145.00	12/20/2019	80,577	66,526
LiveRamp Holdings, Inc.	Goldman Sachs	USD	232,980	55	45.00	09/20/2019	9,905	17,600
LiveRamp Holdings, Inc.	Goldman Sachs	USD	84,720	20	40.00	11/15/2019	2,869	4,000
LogMeIn, Inc.	Goldman Sachs	USD	588,192	88	70.00	09/20/2019	39,394	33,440
Masco Corp.	Goldman Sachs	USD	236,234	58	38.00	10/18/2019	4,398	4,060
Mellanox Technologies Ltd.	Goldman Sachs	USD	1,145,435	107	105.00	12/20/2019	30,085	64,735
Mellanox Technologies Ltd.	Goldman Sachs	USD	1,338,125	125	100.00	12/20/2019	52,869	40,000
Perspecta, Inc.	Goldman Sachs	USD	101,205	39	22.50	09/20/2019	2,720	488
Quad/Graphics, Inc.	Goldman Sachs	USD	151,931	169	10.00	10/18/2019	11,799	22,392
Quad/Graphics, Inc.	Goldman Sachs	USD	286,781	319	7.50	10/18/2019	14,485	7,177
Spark Therapeutics, Inc.	Goldman Sachs	USD	77,928	8	80.00	12/20/2019	5,234	3,800
Symantec Corp.	Goldman Sachs	USD	106,950	46	20.00	01/17/2020	2,565	1,909
WellCare Health Plans, Inc.	Goldman Sachs	USD	1,055,886	39	250.00	09/20/2019	39,885	2,535
Wyndham Hotels & Resorts, Inc.	Goldman Sachs	USD	333,970	65	52.50	11/15/2019	9,557	21,450
Total							423,326	419,719

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	47

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Exact Sciences Corp.	Goldman Sachs	USD	(178,830)	(15)	120.00	10/18/2019	(6,887)	(9,825)
LiveRamp Holdings, Inc.	Goldman Sachs	USD	(84,720)	(20)	50.00	9/20/2019	(2,243)	(100)
Mellanox Technologies Ltd.	Goldman Sachs	USD	(267,625)	(25)	115.00	9/20/2019	(6,272)	(375)
Rent-A-Center, Inc.	Goldman Sachs	USD	(30,636)	(12)	27.00	9/20/2019	(590)	(360)
Total							(15,992)	(10,660)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
iShares Russell 2000 ETF	Goldman Sachs	USD	(1,845,616)	(124)	135.00	12/20/2019	(43,473)	(34,162)
iShares Russell 2000 ETF	Goldman Sachs	USD	(1,845,616)	(124)	137.00	12/20/2019	(32,307)	(39,246)
Nielsen Holdings PLC	Goldman Sachs	USD	(193,068)	(93)	20.00	11/15/2019	(6,850)	(7,905)
WellCare Health Plans, Inc.	Goldman Sachs	USD	(1,055,886)	(39)	220.00	09/20/2019	(10,134)	(9,360)
Total							(92,764)	(90,673)

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl Dec 19	Barclays	12/2019	EUR	28,707,000	—	—	29,650	—
Euro-Bund Dec 19	Barclays	12/2019	EUR	3,878,160	—	—	—	(528)
Euro-Schatz Dec 19	Barclays	12/2019	EUR	47,778,440	—	—	4,742	—
Japanese 10-Year Government Bond Sep 19	Barclays	09/2019	JPY	465,600,000	—	—	50,300	—
Long Gilt Dec 19	Barclays	12/2019	GBP	2,282,760	—	—	12,676	—
Coffee Dec 19	Citi	12/2019	USD	(145,275)	—	—	5,029	—
Corn Dec 19	Citi	12/2019	USD	(55,463)	—	—	415	—
Cotton Dec 19	Citi	12/2019	USD	(117,660)	—	—	13,596	—
Primary Aluminum Dec 19	Citi	12/2019	USD	(131,644)	—	—	—	(281)
Primary Aluminum Sep 19	Citi	09/2019	USD	(129,938)	—	—	3,794	—
Soybean Meal Dec 19	Citi	12/2019	USD	(472,480)	—	—	46,633	—
Soybean Nov 19	Citi	11/2019	USD	(1,042,800)	—	—	15,516	—
Soybean Oil Dec 19	Citi	12/2019	USD	(51,858)	—	—	—	(234)
Swiss Market Index Sep 19	JPMorgan	09/2019	CHF	592,740	—	—	—	(3,177)
Total					—	—	182,351	(4,220)
*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2019, the total value of these securities amounted to $77,194,925, which represents 15.32% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2019.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(g)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2019, the total value of these securities amounted to $1,677,172, which represents 0.33% of total net assets.
(i)	Valuation based on significant unobservable inputs.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
48	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Notes to Consolidated Portfolio of Investments  (continued)
(j)	Zero coupon bond.
(k)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(l)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2019.
(m)	Principal and interest may not be guaranteed by the government.
(n)	Represents a security purchased on a when-issued basis.
(o)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(p)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	129,624,362	542,498,823	(549,236,710)	122,886,475	(919)	965	2,716,126	122,874,186
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CVR	Contingent Value Rights
FGIC	Financial Guaranty Insurance Corporation
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	US Dollar
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	49

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Currency Legend  (continued)
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	24,782,435	—	24,782,435
Commercial Mortgage-Backed Securities - Agency	—	16,624,444	—	16,624,444
Commercial Mortgage-Backed Securities - Non-Agency	—	11,363,291	—	11,363,291
Common Stocks
Communication Services	4,717,705	3,209,442	—	7,927,147
Consumer Discretionary	12,803,935	2,612,717	—	15,416,652
Consumer Staples	—	454,626	31,764	486,390
Financials	787,575	—	—	787,575
Health Care	33,223,843	—	8	33,223,851
Industrials	8,579,791	815,193	—	9,394,984
Information Technology	15,650,846	544,484	1,719,880	17,915,210
Materials	612,568	—	—	612,568
Real Estate	—	230,651	—	230,651
Utilities	611,706	—	—	611,706
Total Common Stocks	76,987,969	7,867,113	1,751,652	86,606,734
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
50	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Convertible Bonds	—	4,261,375	—	4,261,375
Convertible Preferred Stocks
Health Care	—	477,169	—	477,169
Industrials	—	655,856	—	655,856
Real Estate	—	338,026	—	338,026
Utilities	174,703	1,418,498	—	1,593,201
Total Convertible Preferred Stocks	174,703	2,889,549	—	3,064,252
Corporate Bonds & Notes	—	96,768,329	—	96,768,329
Foreign Government Obligations	—	32,738,515	—	32,738,515
Limited Partnerships
Energy	6,853,815	—	—	6,853,815
Financials	2,475,963	—	—	2,475,963
Total Limited Partnerships	9,329,778	—	—	9,329,778
Municipal Bonds	—	1,887,354	—	1,887,354
Preferred Debt	224,004	—	—	224,004
Preferred Stocks
Financials	800,601	—	—	800,601
Total Preferred Stocks	800,601	—	—	800,601
Residential Mortgage-Backed Securities - Agency	—	2,603,467	—	2,603,467
Residential Mortgage-Backed Securities - Non-Agency	—	40,551,635	—	40,551,635
Treasury Bills	27,300,596	—	—	27,300,596
U.S. Government & Agency Obligations	—	855,949	—	855,949
U.S. Treasury Obligations	11,268,306	—	—	11,268,306
Warrants
Information Technology	—	—	17,490	17,490
Total Warrants	—	—	17,490	17,490
Options Purchased Calls	13,523	—	—	13,523
Options Purchased Puts	419,719	—	—	419,719
Money Market Funds	122,874,186	—	—	122,874,186
Total Investments in Securities	249,393,385	243,193,456	1,769,142	494,355,983
Investments in securities sold short
Common Stocks
Communication Services	(805,828)	—	—	(805,828)
Consumer Discretionary	(2,038,458)	—	—	(2,038,458)
Consumer Staples	(143,224)	—	—	(143,224)
Financials	(1,317,139)	—	—	(1,317,139)
Health Care	(12,121,897)	—	—	(12,121,897)
Industrials	(1,032,381)	—	—	(1,032,381)
Information Technology	(2,610,830)	—	—	(2,610,830)
Materials	(89,851)	—	—	(89,851)
Total Common Stocks	(20,159,608)	—	—	(20,159,608)
Exchange-Traded Funds	(1,527,318)	—	—	(1,527,318)
Rights
Health Care	—	—	(91,970)	(91,970)
Total Rights	—	—	(91,970)	(91,970)
Total Investments in Securities Sold Short	(21,686,926)	—	(91,970)	(21,778,896)
Total Investments in Securities, Net of Securities Sold Short	227,706,459	243,193,456	1,677,172	472,577,087
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,941,103	—	2,941,103
Futures Contracts	5,576,163	—	—	5,576,163
Swap Contracts	—	182,351	—	182,351
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	51

Consolidated Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(2,468,749)	—	(2,468,749)
Futures Contracts	(1,285,887)	—	—	(1,285,887)
Options Contracts Written	(101,333)	—	—	(101,333)
Swap Contracts	—	(4,220)	—	(4,220)
Total	231,895,402	243,843,941	1,677,172	477,416,515
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2019 ($)
Common Stocks	7,285,304	—	(7,143,008)	7,519,783	1,750,965	(7,661,392)	—	—	1,751,652
Warrants	43,662	—	1,561	(26,172)	—	(1,561)	—	—	17,490
Rights	—	—	—	15,423	(107,393)	—	—	—	(91,970)
Total	7,328,966	—	(7,141,447)	7,509,034	1,643,572	(7,662,953)	—	—	1,677,172
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2019 was $(30,921), which is comprised of Common Stocks of $(20,172), Warrants of $(26,172) and Rights of $15,423.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, rights and warrants classified as Level 3 are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, observed yields on securities deemed comparable, the subscription price of the security, closing prices of similar securities from the issuer and single market quotations from broker dealers. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
52	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $367,802,817)	$371,048,555
Affiliated issuers (cost $122,874,715)	122,874,186
Options purchased (cost $516,164)	433,242
Foreign currency (cost $444,435)	441,961
Cash collateral held at broker for:
Forward foreign currency exchange contracts	330,000
Swap contracts	140,000
Other (a)	20,051,536
Margin deposits on:
Futures contracts	7,089,346
Unrealized appreciation on forward foreign currency exchange contracts	2,941,103
Unrealized appreciation on swap contracts	182,351
Receivable for:
Investments sold	6,234,670
Investments sold on a delayed delivery basis	1,562,959
Capital shares sold	435,348
Dividends	281,211
Interest	1,882,692
Foreign tax reclaims	23,903
Variation margin for futures contracts	1,029,729
Prepaid expenses	3,254
Trustees’ deferred compensation plan	55,883
Total assets	537,041,929
Liabilities
Securities sold short, at value (proceeds $22,308,562)	21,778,896
Option contracts written, at value (premiums received $108,756)	101,333
Due to custodian	27,199
Unrealized depreciation on forward foreign currency exchange contracts	2,468,749
Unrealized depreciation on swap contracts	4,220
Cash collateral due to broker for:
Foreign forward currency exchange contracts	40,000
Swap contracts	482,088
Payable for:
Investments purchased	4,487,355
Investments purchased on a delayed delivery basis	2,344,863
Capital shares purchased	995,130
Dividends and interest on securities sold short	6,963
Variation margin for futures contracts	305,502
Management services fees	15,166
Distribution and/or service fees	7
Transfer agent fees	43,925
Compensation of chief compliance officer	33
Other expenses	102,058
Trustees’ deferred compensation plan	55,883
Total liabilities	33,259,370
Net assets applicable to outstanding capital stock	$503,782,559
Represented by
Paid in capital	571,785,939
Total distributable earnings (loss) (Note 2)	(68,003,380)
Total - representing net assets applicable to outstanding capital stock	$503,782,559
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	53

Consolidated Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$1,056,367
Shares outstanding	113,283
Net asset value per share	$9.33
Institutional Class
Net assets	$502,726,192
Shares outstanding	53,733,327
Net asset value per share	$9.36

(a)	Includes collateral related to options purchased, options contracts written, forward foreign currency exchange contracts, swap contracts and securities sold short.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
54	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$4,793,253
Dividends — affiliated issuers	2,716,126
Interest	11,774,567
Foreign taxes withheld	(42,498)
Total income	19,241,448
Expenses:
Management services fees	5,705,412
Distribution and/or service fees
Class A	2,902
Transfer agent fees
Class A	1,300
Institutional Class	580,529
Compensation of board members	21,192
Custodian fees	89,041
Printing and postage fees	73,286
Registration fees	50,497
Audit fees	61,066
Legal fees	10,615
Compensation of chief compliance officer	206
Other	30,337
Total expenses	6,626,383
Net investment income	12,615,065
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,110,872)
Investments — affiliated issuers	(919)
Foreign currency translations	(93,244)
Forward foreign currency exchange contracts	561,987
Futures contracts	2,787,847
Options purchased	(411,154)
Options contracts written	114,486
Securities sold short	67,993
Swap contracts	1,600,122
Net realized gain	1,516,246
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,229,472
Investments — affiliated issuers	965
Foreign currency translations	(7,192)
Forward foreign currency exchange contracts	24,057
Futures contracts	(1,146,807)
Options purchased	93,528
Options contracts written	(4,652)
Securities sold short	2,275,052
Swap contracts	(357,207)
Net change in unrealized appreciation (depreciation)	7,107,216
Net realized and unrealized gain	8,623,462
Net increase in net assets resulting from operations	$21,238,527
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	55

Consolidated Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$12,615,065	$6,815,482
Net realized gain	1,516,246	1,443,499
Net change in unrealized appreciation (depreciation)	7,107,216	(5,016,800)
Net increase in net assets resulting from operations	21,238,527	3,242,181
Distributions to shareholders
Net investment income and net realized gains
Class A	(14,374)	—
Institutional Class	(7,632,087)	—
Total distributions to shareholders (Note 2)	(7,646,461)	—
Decrease in net assets from capital stock activity	(81,974,091)	(11,270,175)
Total decrease in net assets	(68,382,025)	(8,027,994)
Net assets at beginning of year	572,164,584	580,192,578
Net assets at end of year	$503,782,559	$572,164,584
Excess of distributions over net investment income	$(37,951,514)	$(47,854,115)

	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	675	5,980	—	—
Distributions reinvested	1,647	14,348	—	—
Redemptions	(35,401)	(317,926)	(70,043)	(633,963)
Net decrease	(33,079)	(297,598)	(70,043)	(633,963)
Institutional Class
Subscriptions	5,755,311	51,641,302	10,247,779	93,115,640
Distributions reinvested	875,236	7,632,052	—	—
Redemptions	(15,733,365)	(140,949,847)	(11,423,931)	(103,751,852)
Net decrease	(9,102,818)	(81,676,493)	(1,176,152)	(10,636,212)
Total net decrease	(9,135,897)	(81,974,091)	(1,246,195)	(11,270,175)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
56	Multi-Manager Alternative Strategies Fund | Annual Report 2019

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Multi-Manager Alternative Strategies Fund | Annual Report 2019	57

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$9.05	0.20	0.19	0.39	(0.11)	—	(0.11)
Year Ended 8/31/2018	$9.03	0.08	(0.06)	0.02	—	—	—
Year Ended 8/31/2017	$9.45	(0.07)	(0.35)	(0.42)	—	—	—
Year Ended 8/31/2016	$10.07	(0.05)	0.10	0.05	(0.67)	—	(0.67)
Year Ended 8/31/2015	$10.88	0.03 (d)	(0.26)	(0.23)	(0.10)	(0.48)	(0.58)
Institutional Class
Year Ended 8/31/2019	$9.08	0.22	0.19	0.41	(0.13)	—	(0.13)
Year Ended 8/31/2018	$9.03	0.11	(0.06)	0.05	—	—	—
Year Ended 8/31/2017(e)	$9.10	0.02	(0.09)	(0.07)	—	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015
Class A	—%	0.07%	0.28%	0.32%	0.35%
Institutional Class	—%	0.07%	0.15%	—%	—%

(d)	Net investment income per share includes special dividends. The effect of these dividends amounted to $0.08 per share.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
58	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$9.33	4.36%	1.52%	1.52%	2.19%	226%	$1,056
Year Ended 8/31/2018	$9.05	0.22%	1.59% (c)	1.59% (c)	0.87%	256%	$1,325
Year Ended 8/31/2017	$9.03	(4.44%)	1.75% (c)	1.75% (c)	(0.77%)	444%	$1,953
Year Ended 8/31/2016	$9.45	0.79%	1.80% (c)	1.80% (c)	(0.49%)	289%	$747,476
Year Ended 8/31/2015	$10.07	(2.30%)	1.83% (c)	1.83% (c)	0.27%	304%	$784,940
Institutional Class
Year Ended 8/31/2019	$9.36	4.62%	1.27%	1.27%	2.43%	226%	$502,726
Year Ended 8/31/2018	$9.08	0.55%	1.34% (c)	1.34% (c)	1.18%	256%	$570,839
Year Ended 8/31/2017(e)	$9.03	(0.77%)	1.45% (c),(f)	1.45% (c),(f)	0.34% (f)	444%	$578,239
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	59

Notes to Consolidated Financial Statements
August 31, 2019
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At August 31, 2019, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.31%	2.76%
Net assets	$6,610,659	$13,888,684
Net investment income (loss)	77,628	157,020
Net realized gain (loss)	(2,029,170)	(1,921,532)
Net change in unrealized appreciation (depreciation)	(744,238)	(1,003,860)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
60	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	61

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
62	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to manage commodity, government bond and currency exposure. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that
Multi-Manager Alternative Strategies Fund | Annual Report 2019	63

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity market risk and increase return on investments, to protect gains, and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit
64	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate, to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate and to obtain synthetic exposure to bond, commodity and equity index futures. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2019:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	231,092*
Equity risk	Investments, at value — Options Purchased	433,242
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,941,103
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,913,711*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,335,818*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	97,368*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,095,542*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	84,983*
Total		9,132,859

Multi-Manager Alternative Strategies Fund | Annual Report 2019	65

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	223,261*
Equity risk	Options contracts written, at value	101,333
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	3,177*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,468,749
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	658,982*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	109,509*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	528*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	294,135*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	515*
Total		3,860,189

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended August 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(4,154,842)	—	—	206,043	(3,948,799)
Equity risk	—	(4,650,081)	114,486	(411,154)	174,313	(4,772,436)
Foreign exchange risk	—	(1,230,016)	—	—	—	(1,230,016)
Interest rate risk	561,987	12,822,786	—	—	1,219,766	14,604,539
Total	561,987	2,787,847	114,486	(411,154)	1,600,122	4,653,288

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(1,496,111)	—	—	(254,388)	(1,750,499)
Equity risk	—	(2,397,908)	(4,652)	93,528	(42,960)	(2,351,992)
Foreign exchange risk	24,057	741,057	—	—	—	765,114
Interest rate risk	—	2,006,155	—	—	(59,859)	1,946,296
Total	24,057	(1,146,807)	(4,652)	93,528	(357,207)	(1,391,081)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	537,886,306
Futures contracts — short	241,597,787

66	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Derivative instrument	Average value ($)*
Options contracts — purchased	398,955
Options contracts — written	(45,093)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	3,087,625	(2,867,404)
Total return swap contracts	144,706	(119,733)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2019.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. POs are
Multi-Manager Alternative Strategies Fund | Annual Report 2019	67

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in “Interest income” (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Consolidated Statement of Operations. A short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
68	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2019:
	ANZ ($)	Barclays ($)	BMO ($)	Citi ($) (a)	Citi ($) (a)	Citi ($) (a)	CIBC ($)	Goldman Sachs ($)(a)	Goldman Sachs ($)(a)	HSBC ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Morgan Stanley ($)	RBC Capital Markets ($)	Standard Chartered ($)	State Street ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	138,797	-	18,004	875,770	371,266		3,428	300,238	47,265	63,853	875,743	45,998	46,802	31,307	12,633	26,476	83,523	2,941,103
Options purchased calls	-	-	-	-			-	13,523	-	-	-	-	-	-	-	-	-	13,523
Options purchased puts	-	-	-	-			-	419,719	-	-	-	-	-	-	-	-	-	419,719
OTC total return swap contracts on futures (b)	-	97,368	-	-		84,983	-	-	-	-	-	-	-	-	-	-	-	182,351
Total assets	138,797	97,368	18,004	875,770	371,266	84,983	3,428	733,480	47,265	63,853	875,743	45,998	46,802	31,307	12,633	26,476	83,523	3,556,696
Liabilities
Forward foreign currency exchange contracts	32,027	-	-	934,435	71,088		12,202	123,958	40,722	26,007	934,208	64,722	75,650	37,097	2,126	31,703	82,804	2,468,749
Options contracts written	-	-	-	-			-	101,333	-	-	-	-	-	-	-	-	-	101,333
OTC total return swap contracts on futures (b)	-	528	-	-		515	-	-	-	-	3,177	-	-	-	-	-	-	4,220
Securities borrowed	-	-	-	-			-	21,778,896	-	-	-	-	-	-	-	-	-	21,778,896
Total liabilities	32,027	528	-	934,435	71,088	515	12,202	22,004,187	40,722	26,007	937,385	64,722	75,650	37,097	2,126	31,703	82,804	24,353,198
Total financial and derivative net assets	106,770	96,840	18,004	(58,665)	300,178	84,468	(8,774)	(21,270,707)	6,543	37,846	(61,642)	(18,724)	(28,848)	(5,790)	10,507	(5,227)	719	(20,796,502)
Total collateral received (pledged) (c)	-	96,840	-	(58,665)	-	-	-	(21,270,707)	-	-	(61,642)	-	-	-	-	-	-	(21,294,174)
Net amount (d)	106,770	-	18,004	-	300,178	84,468	(8,774)	-	6,543	37,846	-	(18,724)	(28,848)	(5,790)	10,507	(5,227)	719	497,672

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
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Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
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Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Consolidated Statement of Assets and Liabilities and combining income and gain
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Notes to Consolidated Financial Statements  (continued)
August 31, 2019
distributions paid to shareholders as presented on the Consolidated Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 1.10% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AlphaSimplex Group, LLC, AQR Capital Management, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. Effective May 7, 2019, Manulife Asset Management US) LLC has changed its name to Manulife Investment Management (US) LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
72	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Institutional Class	0.11
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.81%	1.88%
Institutional Class	1.56	1.63
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, tax straddles, non-deductible expenses, capital loss carryforward, deemed distributions, derivative investments, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, investments in partnerships, foreign currency transactions, passive foreign
Multi-Manager Alternative Strategies Fund | Annual Report 2019	73

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
investment company (PFIC) holdings, and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
4,933,997	(3,436,325)	(1,497,672)
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,646,461	—	7,646,461	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
10,085,293	—	(43,015,205)	(26,307,552)
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
523,337,534	3,924,567	(30,232,119)	(26,307,552)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(12,164,980)	(30,850,225)	(43,015,205)	819,407	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
74	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $901,628,465 and $923,053,371, respectively, for the year ended August 31, 2019, of which $28,039,694 and $18,899,734, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Shareholder concentration risk
At August 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	75

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
76	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Notes to Consolidated Financial Statements  (continued)
August 31, 2019
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	77

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Multi-Manager Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related consolidated statement of operations for the year ended August 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
78	Multi-Manager Alternative Strategies Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction
26.02%	26.21%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
Multi-Manager Alternative Strategies Fund | Annual Report 2019	79

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
80	Multi-Manager Alternative Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	81

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
82	Multi-Manager Alternative Strategies Fund | Annual Report 2019

 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and AlphaSimplex Group, LLC, AQR Capital Management, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC (the Subadvisers) with respect to Multi-Manager Alternative Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
Multi-Manager Alternative Strategies Fund | Annual Report 2019	83

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Subadvisers’ experience with funds using an investment strategy similar to that used by the Subadvisers for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although
84	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement and the Subadvisory Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the twenty-third, eighty-third and ninety-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	85

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about changes in profitability in connection with a change in the Fund’s subadviser, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard,
86	Multi-Manager Alternative Strategies Fund | Annual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager Alternative Strategies Fund | Annual Report 2019	87

Multi-Manager Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN100_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Global Energy and Natural Resources Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Energy and Natural Resources Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Energy and Natural Resources Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Josh Kapp, CFA
Portfolio Manager
Managed Fund since 2011
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	-18.32	-6.05	0.97
	Including sales charges		-23.01	-7.15	0.37
Advisor Class*		11/08/12	-18.09	-5.81	1.23
Class C	Excluding sales charges	09/28/07	-18.92	-6.75	0.22
	Including sales charges		-19.72	-6.75	0.22
Institutional Class		12/31/92	-18.06	-5.80	1.23
Institutional 2 Class*		11/08/12	-17.97	-5.66	1.34
Institutional 3 Class*		03/01/17	-17.94	-5.72	1.28
Class R*		09/27/10	-18.53	-6.28	0.72
Blended Benchmark			-12.78	-3.35	2.80
S&P North American Natural Resources Sector Index			-18.00	-7.95	1.83
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 2013 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the MSCI World Energy Sector Index (Net) and a 40% weighting in the MSCI World Materials Sector Index (Net). The MSCI World Energy Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the energy segment in global developed market equity performance. The MSCI World Materials Sector Index (Net) is a free float-adjusted market capitalization weighted index that represents the materials segment in global developed-market equity performance.
The S&P North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Energy Sector Index (Net) and the MSCI World Materials Sector Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
Chevron Corp. (United States)	8.3
Exxon Mobil Corp. (United States)	7.5
BP PLC (United Kingdom)	6.2
Royal Dutch Shell PLC, Class A (United Kingdom)	5.8
Rio Tinto PLC (United Kingdom)	5.2
VanEck Vectors Gold Miners ETF (United States)	4.3
ConocoPhillips Co. (United States)	3.9
Total SA (France)	3.5
Suncor Energy, Inc. (Canada)	3.2
TC Energy Corp. (Canada)	2.8
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2019)
Energy	63.5
Materials	36.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at August 31, 2019)
Australia	0.8
Canada	7.9
France	6.3
Germany	3.3
Japan	2.9
Netherlands	0.5
Switzerland	1.0
United Kingdom	18.0
United States(a)	59.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At August 31, 2019, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Fund at a Glance   (continued)
Summary of investments in securities by industry (%) (at August 31, 2019)
Chemicals	21.1
Containers & Packaging	2.5
Energy Equipment & Services	3.2
Metals & Mining	15.0
Oil, Gas & Consumable Fuels	56.8
Money Market Funds	0.2
Total	98.8
Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned -18.32% excluding sales charges. During the same 12-month period, the Fund’s Blended Benchmark returned -12.78% and the S&P North American Natural Resources Sector Index returned -18.00%. The Fund’s overall value/cyclical orientation was out of favor during the period, as investors favored momentum-driven stocks. Stock selection in the materials sector was an additional drag on performance relative to the Fund’s Blended Benchmark.
Market overview
The price of oil and many other commodities fell during the period, driving stock prices in both the energy and materials sectors downward. The price of domestic oil declined 21% over the 12-month period. Most of that decline occurred in the fourth quarter of 2018, as global demand weakened and U.S. supply forecasts were revised upward. During the fourth quarter, the Trump administration surprised the markets by temporarily lifting sanctions on Iranian oil. Positioning in the futures market further pressured prices. Natural gas prices declined 22% over the same period, as new production resulted in an oversupply in the U.S. natural gas market for most of the period.
On the materials side of the portfolio, new supply growth, which had been stimulated by growing demand in 2017 and early 2018, met weakened demand in late 2018 and 2019, driving prices on copper, aluminum and steel downward. Iron ore prices were the exception, rising 42% largely on supply disruptions out of Brazil and typhoon-related disruptions in Australia. In a generally “risk-off” environment, the price of gold rose 27% for the period.
Contributors and detractors
Within the energy sector, the Fund’s defensive positioning and stock selection within integrated oils aided performance and helped offset the impact of an overweight in the exploration and production (E&P) industry and an underweight in pipeline companies, both of which detracted from relative results.
Within the energy sector, the Fund’s lack of exposure to Occidental, Schlumberger and EOG Resources, aided relative returns as all three declined sharply during the period. Investors took a dim view of Occidental’s bid to acquire Anadarko Petroleum at a significant premium. Occidental secured expensive financing for the deal from Warren Buffet, which raised questions about corporate governance when it raised the cash portion of its offer in order to sidestep a shareholder vote on the deal. Schlumberger shares declined along with the general industry downdraft for energy service stocks. Disappointing free cash flow generation and weaker-than-expected margins further weighed on Schlumberger. Falling crude oil prices and a higher-than-expected capital budget were a drag on EOG Resources. We passed on the stock because of valuation concerns and were rewarded for our decision. An overweight in TC Energy also aided performance for the period. Shares of the midstream Canadian pipeline company had been discounted because of concerns about balance sheet leverage, which we believed were overblown. The company’s cash flow is largely driven by regulated assets and long-term contracts, which offer a significant degree of stability. TC Energy also pays an attractive dividend.
TechnipFMC, Continental Resources and WPX Energy were among the biggest detractors from relative performance within the energy sector. Overweights in all three amplified the impact of their negative returns on relative results. TechnipFMC, an oil service company, was dragged down by overall weakness in the industry, disappointing free cash flow generation and weaker-than-expected subsea margins. Continental Resources and WPX Energy, E&P companies with more balance sheet leverage than their competitors, underperformed as oil prices collapsed. However, we remained confident in their long-term potential and continued to own both stocks.
In the materials sector, a position in VanEck Vectors Gold Miners ETF and an overweight in Rio Tinto, one of the world’s largest metals and mining corporations, made significant contributions to Fund returns. These gains helped offset losses from Steel Dynamics and Alcoa, which lost ground on falling commodity prices. Even though the Fund logged above-benchmark results from positions in FMC and Celanese, chemicals were the biggest drag on relative returns. The Fund had no exposure to some of the best performing names for the period. In addition, it lost ground with Livent, which manufactures and sells lithium compounds used in a variety of applications, as shares and lithium prices were pressured by supply/demand issues. An overweight in DuPont also hurt relative returns as the company failed to win investor confidence after Corteva Agriscience separated from DowDuPont, leaving DuPont as the remaining entity.
6	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
At period’s end
During the period, we trimmed positions where our outlook had changed. We lowered the Fund’s energy holdings to bring the Fund closer to its neutral 60/40 mix of energy and materials, and we continued to emphasize large-cap integrated companies because their free cash flow and return on capital employed (ROCE) has increased compared to prior cycles. The Fund remained underweight in oil service companies, which tend to have the lowest ROCE within the energy sector and the weakest shareholder distribution programs. We made no significant changes in materials, where we continued to focus on value and identifying value-oriented opportunities for the Fund.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Issuers engaged in the energy and natural resources industry may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition. The values of natural resources are affected by numerous factors including naturally occurring events, demand, inflation, interest rates, and local and international politics. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	906.20	1,018.40	6.36	6.73	1.33
Advisor Class	1,000.00	1,000.00	907.30	1,019.65	5.16	5.47	1.08
Class C	1,000.00	1,000.00	902.50	1,014.64	9.92	10.50	2.08
Institutional Class	1,000.00	1,000.00	907.90	1,019.65	5.17	5.47	1.08
Institutional 2 Class	1,000.00	1,000.00	908.30	1,020.36	4.50	4.76	0.94
Institutional 3 Class	1,000.00	1,000.00	908.20	1,020.66	4.21	4.46	0.88
Class R	1,000.00	1,000.00	905.00	1,017.15	7.55	7.99	1.58
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 92.6%
Issuer	Shares	Value ($)
Australia 0.8%
BHP Group Ltd.	51,346	1,260,410
Canada 7.8%
Canadian Natural Resources Ltd.	95,052	2,270,996
First Quantum Minerals Ltd.	137,031	839,847
Suncor Energy, Inc.	174,799	5,112,418
TC Energy Corp.	89,310	4,576,182
Total		12,799,443
France 6.2%
Air Liquide SA	19,209	2,676,400
Arkema SA	20,453	1,796,652
Total SA	112,916	5,638,876
Total		10,111,928
Germany 3.3%
BASF SE	63,144	4,178,047
Covestro AG	24,940	1,133,360
Total		5,311,407
Japan 2.8%
Mitsubishi Chemical Holdings Corp.	336,700	2,307,888
Mitsui Chemicals, Inc.	53,400	1,139,242
Teijin Ltd.	63,900	1,147,386
Total		4,594,516
Netherlands 0.5%
LyondellBasell Industries NV, Class A	11,443	885,459
Switzerland 1.0%
Clariant AG, Registered Shares(a)	88,253	1,630,159
United Kingdom 17.8%
BP PLC	1,634,881	9,956,842
Rio Tinto PLC	166,217	8,424,841
Royal Dutch Shell PLC, Class A	333,468	9,264,811
TechnipFMC PLC	56,661	1,407,459
Total		29,053,953
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 52.4%
Albemarle Corp.	20,086	1,239,909
Alcoa Corp.(a)	37,250	667,892
Avery Dennison Corp.	23,100	2,669,667
Baker Hughes, Inc.	65,352	1,417,485
Celanese Corp., Class A	28,844	3,270,044
Chevron Corp.	113,328	13,340,972
Cimarex Energy Co.	29,881	1,278,309
ConocoPhillips Co.	119,687	6,245,268
Continental Resources, Inc.(a)	58,233	1,700,404
Delek U.S. Holdings, Inc.	26,481	867,253
Diamondback Energy, Inc.	32,933	3,230,069
Dow, Inc.	67,272	2,867,805
DuPont de Nemours, Inc.	49,675	3,374,423
Eastman Chemical Co.	32,906	2,151,065
Exxon Mobil Corp.	176,619	12,094,869
FMC Corp.	44,601	3,850,404
Freeport-McMoRan, Inc.	185,092	1,700,995
Halliburton Co.	80,965	1,525,381
Livent Corp.(a)	102,172	628,358
Marathon Petroleum Corp.	68,815	3,386,386
Noble Energy, Inc.	94,551	2,134,962
Nucor Corp.	30,665	1,501,972
Olympic Steel, Inc.	58,330	627,047
Owens-Illinois, Inc.	109,522	1,113,839
Patterson-UTI Energy, Inc.	93,441	808,265
Steel Dynamics, Inc.	102,953	2,779,731
Valero Energy Corp.	45,791	3,447,146
WestRock Co.	10,860	371,195
Williams Companies, Inc. (The)	151,730	3,580,828
WPX Energy, Inc.(a)	148,656	1,599,538
Total		85,471,481
Total Common Stocks (Cost $157,223,126)		151,118,756

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Exchange-Traded Funds 4.2%
	Shares	Value ($)
United States 4.2%
VanEck Vectors Gold Miners ETF	228,799	6,831,938
Total Exchange-Traded Funds (Cost $4,079,847)		6,831,938

Limited Partnerships 1.8%
Issuer	Shares	Value ($)
United States 1.8%
Enterprise Products Partners LP	75,313	2,147,173
Rattler Midstream LP(a)	39,170	717,203
Total		2,864,376
Total Limited Partnerships (Cost $2,951,531)		2,864,376

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(b),(c)	367,159	367,123
Total Money Market Funds (Cost $367,123)		367,123
Total Investments in Securities (Cost $164,621,627)		161,182,193
Other Assets & Liabilities, Net		2,027,893
Net Assets		$163,210,086

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	494,066	27,348,870	(27,475,777)	367,159	49	—	36,277	367,123
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	1,260,410	—	1,260,410
Canada	12,799,443	—	—	12,799,443
France	—	10,111,928	—	10,111,928
Germany	—	5,311,407	—	5,311,407
Japan	—	4,594,516	—	4,594,516
Netherlands	885,459	—	—	885,459
Switzerland	—	1,630,159	—	1,630,159
United Kingdom	1,407,459	27,646,494	—	29,053,953
United States	85,471,481	—	—	85,471,481
Total Common Stocks	100,563,842	50,554,914	—	151,118,756
Exchange-Traded Funds	6,831,938	—	—	6,831,938
Limited Partnerships
United States	2,864,376	—	—	2,864,376
Total Limited Partnerships	2,864,376	—	—	2,864,376
Money Market Funds	367,123	—	—	367,123
Total Investments in Securities	110,627,279	50,554,914	—	161,182,193
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	11

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $164,254,504)	$160,815,070
Affiliated issuers (cost $367,123)	367,123
Receivable for:
Investments sold	981,936
Capital shares sold	140,596
Dividends	1,133,548
Foreign tax reclaims	114,656
Prepaid expenses	1,155
Trustees’ deferred compensation plan	67,789
Total assets	163,621,873
Liabilities
Due to custodian	36
Payable for:
Capital shares purchased	275,985
Management services fees	3,344
Distribution and/or service fees	687
Transfer agent fees	29,733
Compensation of chief compliance officer	12
Other expenses	34,201
Trustees’ deferred compensation plan	67,789
Total liabilities	411,787
Net assets applicable to outstanding capital stock	$163,210,086
Represented by
Paid in capital	189,315,522
Total distributable earnings (loss) (Note 2)	(26,105,436)
Total - representing net assets applicable to outstanding capital stock	$163,210,086
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$56,583,807
Shares outstanding	3,527,911
Net asset value per share	$16.04
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$17.02
Advisor Class
Net assets	$6,730,595
Shares outstanding	406,715
Net asset value per share	$16.55
Class C
Net assets	$5,670,441
Shares outstanding	375,919
Net asset value per share	$15.08
Institutional Class
Net assets	$55,881,303
Shares outstanding	3,437,689
Net asset value per share	$16.26
Institutional 2 Class
Net assets	$10,239,495
Shares outstanding	615,366
Net asset value per share	$16.64
Institutional 3 Class
Net assets	$17,437,688
Shares outstanding	1,081,157
Net asset value per share	$16.13
Class R
Net assets	$10,666,757
Shares outstanding	670,416
Net asset value per share	$15.91
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	13

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$7,449,842
Dividends — affiliated issuers	36,277
Foreign taxes withheld	(310,021)
Total income	7,176,098
Expenses:
Management services fees	1,447,280
Distribution and/or service fees
Class A	166,984
Class C	84,807
Class R	59,573
Transfer agent fees
Class A	140,084
Advisor Class	17,739
Class C	17,734
Institutional Class	142,653
Institutional 2 Class	7,231
Institutional 3 Class	1,823
Class R	24,996
Compensation of board members	16,405
Custodian fees	10,545
Printing and postage fees	35,142
Registration fees	99,676
Audit fees	43,980
Legal fees	3,917
Compensation of chief compliance officer	77
Other	16,043
Total expenses	2,336,689
Net investment income	4,839,409
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	184,495
Investments — affiliated issuers	49
Foreign currency translations	20,043
Net realized gain	204,587
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(45,386,489)
Foreign currency translations	(13,748)
Net change in unrealized appreciation (depreciation)	(45,400,237)
Net realized and unrealized loss	(45,195,650)
Net decrease in net assets resulting from operations	$(40,356,241)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$4,839,409	$4,042,894
Net realized gain	204,587	11,768,475
Net change in unrealized appreciation (depreciation)	(45,400,237)	19,085,916
Net increase (decrease) in net assets resulting from operations	(40,356,241)	34,897,285
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,266,323)
Advisor Class	(202,520)
Class C	(122,130)
Institutional Class	(1,474,379)
Institutional 2 Class	(224,773)
Institutional 3 Class	(414,025)
Class R	(189,261)
Net investment income
Class A		(1,445,024)
Advisor Class		(156,587)
Class C		(151,980)
Institutional Class		(1,793,917)
Institutional 2 Class		(229,536)
Institutional 3 Class		(403,655)
Class K		(98)
Class R		(193,694)
Total distributions to shareholders (Note 2)	(3,893,411)	(4,374,491)
Decrease in net assets from capital stock activity	(25,397,479)	(20,534,140)
Total increase (decrease) in net assets	(69,647,131)	9,988,654
Net assets at beginning of year	232,857,217	222,868,563
Net assets at end of year	$163,210,086	$232,857,217
Undistributed net investment income	$2,231,915	$1,265,833
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	418,346	7,301,600	661,572	13,031,482
Distributions reinvested	74,565	1,242,117	75,390	1,416,276
Redemptions	(995,393)	(17,344,863)	(1,076,584)	(21,067,423)
Net decrease	(502,482)	(8,801,146)	(339,622)	(6,619,665)
Advisor Class
Subscriptions	125,448	2,201,859	247,632	5,035,646
Distributions reinvested	10,781	187,570	7,344	141,815
Redemptions	(279,851)	(4,758,503)	(112,516)	(2,281,118)
Net increase (decrease)	(143,622)	(2,369,074)	142,460	2,896,343
Class C
Subscriptions	26,154	427,775	102,273	1,912,046
Distributions reinvested	7,500	113,102	7,877	141,468
Redemptions	(297,327)	(4,874,993)	(242,794)	(4,519,588)
Net decrease	(263,673)	(4,334,116)	(132,644)	(2,466,074)
Institutional Class
Subscriptions	375,149	6,564,337	620,373	12,368,220
Distributions reinvested	83,779	1,433,269	91,583	1,737,180
Redemptions	(1,166,158)	(20,716,100)	(1,496,768)	(29,448,966)
Net decrease	(707,230)	(12,718,494)	(784,812)	(15,343,566)
Institutional 2 Class
Subscriptions	293,398	5,435,417	198,787	4,061,233
Distributions reinvested	12,810	224,730	11,842	229,492
Redemptions	(234,543)	(4,375,282)	(217,629)	(4,491,709)
Net increase (decrease)	71,665	1,284,865	(7,000)	(200,984)
Institutional 3 Class
Subscriptions	156,097	2,785,296	130,544	2,602,046
Distributions reinvested	24,336	413,968	21,478	403,598
Redemptions	(73,720)	(1,302,033)	(149,392)	(3,000,245)
Net increase	106,713	1,897,231	2,630	5,399
Class K
Distributions reinvested	—	—	3	59
Redemptions	—	—	(276)	(5,362)
Net decrease	—	—	(273)	(5,303)
Class R
Subscriptions	288,676	5,120,162	405,386	7,851,994
Distributions reinvested	11,647	189,185	10,352	193,694
Redemptions	(323,931)	(5,666,092)	(354,008)	(6,845,978)
Net increase (decrease)	(23,608)	(356,745)	61,730	1,199,710
Total net decrease	(1,462,237)	(25,397,479)	(1,057,531)	(20,534,140)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

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Columbia Global Energy and Natural Resources Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$20.02	0.42	(4.08)	(3.66)	(0.32)	—	(0.32)
Year Ended 8/31/2018	$17.57	0.31	2.48	2.79	(0.34)	—	(0.34)
Year Ended 8/31/2017	$16.77	0.30	0.77	1.07	(0.27)	—	(0.27)
Year Ended 8/31/2016	$15.89	0.32	0.56	0.88	—	—	—
Year Ended 8/31/2015	$24.98	0.29	(7.95)	(7.66)	—	(1.43)	(1.43)
Advisor Class
Year Ended 8/31/2019	$20.64	0.47	(4.19)	(3.72)	(0.37)	—	(0.37)
Year Ended 8/31/2018	$18.10	0.38	2.54	2.92	(0.38)	—	(0.38)
Year Ended 8/31/2017	$17.26	0.36	0.77	1.13	(0.29)	—	(0.29)
Year Ended 8/31/2016	$16.30	0.37	0.59	0.96	—	—	—
Year Ended 8/31/2015	$25.52	0.34	(8.13)	(7.79)	—	(1.43)	(1.43)
Class C
Year Ended 8/31/2019	$18.86	0.26	(3.83)	(3.57)	(0.21)	—	(0.21)
Year Ended 8/31/2018	$16.57	0.15	2.34	2.49	(0.20)	—	(0.20)
Year Ended 8/31/2017	$15.89	0.16	0.72	0.88	(0.20)	—	(0.20)
Year Ended 8/31/2016	$15.17	0.20	0.52	0.72	—	—	—
Year Ended 8/31/2015	$24.10	0.14	(7.64)	(7.50)	—	(1.43)	(1.43)
Institutional Class
Year Ended 8/31/2019	$20.28	0.47	(4.12)	(3.65)	(0.37)	—	(0.37)
Year Ended 8/31/2018	$17.79	0.36	2.51	2.87	(0.38)	—	(0.38)
Year Ended 8/31/2017	$16.97	0.35	0.76	1.11	(0.29)	—	(0.29)
Year Ended 8/31/2016	$16.03	0.37	0.57	0.94	—	—	—
Year Ended 8/31/2015	$25.12	0.33	(7.99)	(7.66)	—	(1.43)	(1.43)
Institutional 2 Class
Year Ended 8/31/2019	$20.75	0.52	(4.23)	(3.71)	(0.40)	—	(0.40)
Year Ended 8/31/2018	$18.20	0.40	2.56	2.96	(0.41)	—	(0.41)
Year Ended 8/31/2017	$17.33	0.40	0.77	1.17	(0.30)	—	(0.30)
Year Ended 8/31/2016	$16.35	0.41	0.57	0.98	—	—	—
Year Ended 8/31/2015	$25.54	0.39	(8.15)	(7.76)	—	(1.43)	(1.43)
Institutional 3 Class
Year Ended 8/31/2019	$20.13	0.51	(4.10)	(3.59)	(0.41)	—	(0.41)
Year Ended 8/31/2018	$17.66	0.40	2.48	2.88	(0.41)	—	(0.41)
Year Ended 8/31/2017(d)	$18.04	0.23	(0.61) (e)	(0.38)	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$16.04	(18.32%)	1.33%	1.33%	2.39%	13%	$56,584
Year Ended 8/31/2018	$20.02	15.99%	1.30%	1.30% (c)	1.59%	37%	$80,675
Year Ended 8/31/2017	$17.57	6.34%	1.34%	1.34% (c)	1.70%	19%	$76,763
Year Ended 8/31/2016	$16.77	5.54%	1.33%	1.33% (c)	2.06%	45%	$98,566
Year Ended 8/31/2015	$15.89	(31.16%)	1.32%	1.32% (c)	1.48%	51%	$86,133
Advisor Class
Year Ended 8/31/2019	$16.55	(18.09%)	1.08%	1.08%	2.57%	13%	$6,731
Year Ended 8/31/2018	$20.64	16.28%	1.05%	1.05% (c)	1.89%	37%	$11,360
Year Ended 8/31/2017	$18.10	6.52%	1.10%	1.10% (c)	1.98%	19%	$7,383
Year Ended 8/31/2016	$17.26	5.89%	1.09%	1.09% (c)	2.30%	45%	$7,890
Year Ended 8/31/2015	$16.30	(31.00%)	1.07%	1.07% (c)	1.69%	51%	$7,191
Class C
Year Ended 8/31/2019	$15.08	(18.92%)	2.07%	2.07%	1.56%	13%	$5,670
Year Ended 8/31/2018	$18.86	15.10%	2.05%	2.05% (c)	0.83%	37%	$12,065
Year Ended 8/31/2017	$16.57	5.52%	2.09%	2.09% (c)	0.96%	19%	$12,796
Year Ended 8/31/2016	$15.89	4.75%	2.09%	2.09% (c)	1.34%	45%	$15,457
Year Ended 8/31/2015	$15.17	(31.66%)	2.07%	2.07% (c)	0.77%	51%	$14,428
Institutional Class
Year Ended 8/31/2019	$16.26	(18.06%)	1.08%	1.08%	2.63%	13%	$55,881
Year Ended 8/31/2018	$20.28	16.29%	1.05%	1.05% (c)	1.83%	37%	$84,078
Year Ended 8/31/2017	$17.79	6.51%	1.10%	1.10% (c)	1.98%	19%	$87,719
Year Ended 8/31/2016	$16.97	5.86%	1.09%	1.09% (c)	2.35%	45%	$92,245
Year Ended 8/31/2015	$16.03	(30.97%)	1.07%	1.07% (c)	1.68%	51%	$98,857
Institutional 2 Class
Year Ended 8/31/2019	$16.64	(17.97%)	0.94%	0.94%	2.86%	13%	$10,239
Year Ended 8/31/2018	$20.75	16.42%	0.92%	0.92%	1.97%	37%	$11,283
Year Ended 8/31/2017	$18.20	6.76%	0.94%	0.94%	2.22%	19%	$10,022
Year Ended 8/31/2016	$17.33	5.99%	0.91%	0.91%	2.53%	45%	$6,558
Year Ended 8/31/2015	$16.35	(30.85%)	0.89%	0.89%	1.97%	51%	$4,978
Institutional 3 Class
Year Ended 8/31/2019	$16.13	(17.94%)	0.88%	0.88%	2.90%	13%	$17,438
Year Ended 8/31/2018	$20.13	16.51%	0.87%	0.87%	2.04%	37%	$19,615
Year Ended 8/31/2017(d)	$17.66	(2.11%)	0.91% (f)	0.91% (f)	2.66% (f)	19%	$17,163
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 8/31/2019	$19.86	0.37	(4.05)	(3.68)	(0.27)	—	(0.27)
Year Ended 8/31/2018	$17.43	0.26	2.46	2.72	(0.29)	—	(0.29)
Year Ended 8/31/2017	$16.66	0.27	0.75	1.02	(0.25)	—	(0.25)
Year Ended 8/31/2016	$15.83	0.29	0.54	0.83	—	—	—
Year Ended 8/31/2015	$24.94	0.25	(7.93)	(7.68)	—	(1.43)	(1.43)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 8/31/2019	$15.91	(18.53%)	1.58%	1.58%	2.15%	13%	$10,667
Year Ended 8/31/2018	$19.86	15.71%	1.55%	1.55% (c)	1.35%	37%	$13,780
Year Ended 8/31/2017	$17.43	6.07%	1.60%	1.60% (c)	1.53%	19%	$11,019
Year Ended 8/31/2016	$16.66	5.24%	1.59%	1.59% (c)	1.84%	45%	$7,031
Year Ended 8/31/2015	$15.83	(31.29%)	1.57%	1.57% (c)	1.30%	51%	$3,045
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	21

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Global Energy and Natural Resources Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
22	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
August 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal
24	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.58% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.21
Class C	0.21
Institutional Class	0.21
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.21
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	41,972
Class C	—	1.00 (b)	444

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.40%	1.42%
Advisor Class	1.15	1.17
Class C	2.15	2.17
Institutional Class	1.15	1.17
Institutional 2 Class	1.01	1.03
Institutional 3 Class	0.96	0.98
Class R	1.65	1.67
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, investments in partnerships, capital loss carryforward, non-deductible expenses, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
20,084	(20,043)	(41)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,893,411	—	3,893,411	4,374,491	—	4,374,491
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,784,218	—	(23,681,995)	(4,137,155)
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
165,319,348	16,659,589	(20,796,744)	(4,137,155)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(1,596,299)	(22,085,696)	(23,681,995)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $24,547,645 and $47,545,787, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Energy sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, local and international politics, and events occurring in nature. The energy sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Materials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector are subject to certain risks, including that many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes or fires in prime natural resources) can affect the value of companies involved in business activities in the materials sector . Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international policies and adverse market conditions.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2019, one unaffiliated shareholder of record owned 11.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 33.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Global Energy and Natural Resources Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Energy and Natural Resources Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction
100.00%	65.19%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
32	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	35

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Global Energy and Natural Resources Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
36	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the forty-fifth, twenty-fifth and thirty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the fourth and second quintiles,
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	37

Board Consideration and Approval of Management
Agreement  (continued)

respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
38	Columbia Global Energy and Natural Resources Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Global Energy and Natural Resources Fund | Annual Report 2019	39

Columbia Global Energy and Natural Resources Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN144_08_J01_(10/19)

Annual Report
August 31, 2019
Columbia Strategic Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Strategic Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Income Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Co-Portfolio Manager
Managed Fund since 2010
Colin Lundgren, CFA
Co-Portfolio Manager
Managed Fund since 2010
Jason Callan
Co-Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	6.75	3.66	5.67
	Including sales charges		1.74	2.65	5.16
Advisor Class*		11/08/12	6.96	3.91	5.84
Class C	Excluding sales charges	07/01/97	5.97	2.86	4.95
	Including sales charges		4.97	2.86	4.95
Institutional Class		01/29/99	6.96	3.91	5.94
Institutional 2 Class*		03/07/11	7.00	3.99	5.98
Institutional 3 Class*		06/13/13	7.08	4.02	5.92
Class R*		09/27/10	6.62	3.41	5.48
Bloomberg Barclays U.S. Aggregate Bond Index			10.17	3.35	3.91
ICE BofAML US Cash Pay High Yield Constrained Index			6.62	4.86	8.39
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged			7.33	0.70	1.58
JPMorgan Emerging Markets Bond Index - Global			13.11	4.66	7.06
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies.
The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofAML US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Columbia Strategic Income Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at August 31, 2019)
Asset-Backed Securities — Non-Agency	10.1
Commercial Mortgage-Backed Securities - Non-Agency	3.6
Common Stocks	0.0 (a)
Corporate Bonds & Notes	34.3
Foreign Government Obligations	7.4
Inflation-Indexed Bonds	0.6
Money Market Funds	4.5
Residential Mortgage-Backed Securities - Agency	14.9
Residential Mortgage-Backed Securities - Non-Agency	18.0
Senior Loans	6.3
Treasury Bills	0.1
U.S. Treasury Obligations	0.2
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at August 31, 2019)
AAA rating	17.2
AA rating	7.2
A rating	6.2
BBB rating	22.6
BB rating	12.8
B rating	15.0
CCC rating	2.7
Not rated	16.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Strategic Income Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned 6.75% excluding sales charges. While posting solid absolute gains, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 10.17% for the same period. Duration positioning and exposure to emerging markets debt detracted most from relative results, more than offsetting the positive contributions of allocation positioning and issue selection within structured credit sectors.
Bond markets gained amid heightened economic growth and trade uncertainty
Uncertainty was a dominant theme for fixed-income markets during the period. Fixed-income investors grappled with the extent to which U.S. and global economic growth was slowing as well as with how much of the deceleration was due to an increase in trade tensions. After hiking interest rates four times in 2018, the U.S. Federal Reserve (Fed) paused interest rate hikes beginning in early 2019 and then cut interest rates for the first time since 2008 at the end of July 2019. The market’s anticipation of more accommodative Fed monetary policy led to lower U.S. Treasury yields and provided an uplift to credit sectors, especially after a significant sell-off and tightening of financial conditions at the end of 2018. Broadly speaking, higher quality sectors outperformed. U.S. Treasuries and investment-grade corporate bonds were among the best performing fixed-income sectors. The weakest performing fixed-income sectors were lower quality, such as high-yield corporate bonds, and those sectors that typically perform poorly when interest rates fall, including agency mortgage-backed securities and bank loans.
All told, the bellwether 10-year U.S. Treasury yield fell 136 basis points during the period as a result of the pivot by the Fed, slowing global economic growth and strong demand for U.S. dollar-denominated assets amid trade uncertainty. (A basis point is 1/100th of a percentage point.) Elsewhere, more pronounced slowing of economic activity, namely in Germany and China, led to the share of global bonds trading with negative yields to rise to all-time highs. The U.S. Treasury yield curve (a line that plots yields of U.S Treasury bonds of equal credit quality but different maturities), flattened and then ended the period inverted for the first time since the 2008 financial crisis, meaning shorter term yields were higher than longer term yields. The yield curve inversion was driven by the market’s downgraded expectations of economic growth and inflation, and the market’s more pronounced view that the Fed was late in realizing its policy stance was too tight.
Duration positioning and emerging market bond exposure detracted from Fund results
Duration positioning contributed most to the Fund’s absolute performance during the period. The U.S. economy was beginning to slow in the autumn of 2018, yet the 10-year U.S. Treasury yield was above 3% and the Fed was still hiking interest rates. Thus, allocating to interest rate risk was attractive relative to other factors. As the Fed pivoted to be more accommodative and the economy decelerated during the first half of 2019, U.S. Treasury yields fell significantly. Relative to the benchmark, the Fund maintained a shorter duration stance throughout the period in line with our process to follow a risk-balanced framework. Such positioning proved a detractor from relative results as yields fell. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
The two sectors that hurt the Fund’s relative performance most were emerging markets debt and Treasury inflation-protected securities (TIPS). Within emerging markets debt, security selection among Argentinian U.S. dollar-denominated bonds detracted most. Argentinean assets were negatively impacted by results of an August 2019 primary presidential election that surprised market participants. The size of the win by left-wing Peronistas indicated they would win the presidency, and this party has a history of non-market friendly or international creditor-friendly policies. Exposure to Argentinean assets was only partially offset by diverse exposures across other emerging market debt credits, which contributed positively. Further, as interest rates rallied in the summer of 2019 and the market-based probability of a recession rose, the Fund’s modest inflation exposure via TIPS was negatively affected.
Structured credit sector positioning boosted Fund results
Relative to the benchmark, overweighted exposure to U.S. credit spread, or non-U.S. Treasury, sectors boosted the Fund’s results most. The strongest performance was generated by structured credit sectors, specifically, non-agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, with both allocation positioning and issue selection adding value. The Fund’s allocation to corporate credit — both high yield and investment grade — also
Columbia Strategic Income Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
contributed positively to its relative results. Within high yield, an increased allocation to the sector near the end of 2018 at what we considered to be attractive valuations relative to fundamentals helped most. Issue selection among investment-grade corporate bonds, especially within non-cyclical sectors and among BBB-rated bonds, was especially beneficial.
To a lesser degree, the Fund also benefited from its yield curve positioning. The Fund favored the long-term segment of the U.S. Treasury yield curve for most of the annual period but began moving exposure to be more balanced across the yield curve beginning in the spring of 2019, which helped as the yield curve flattened and then inverted. At the end of the annual period, the Fund’s positioning favored the short-term and long-term segments of the yield curve with little exposure to the intermediate-segment.
Shifting market conditions drove portfolio changes
The Fund began the period positioned rather conservatively on credit risk. Allocations to high-yield corporate bonds and emerging markets debt were quite modest by historical measure. As markets fell into the end of 2018 and valuations became attractive relative to the underlying fundamentals, in our view, we increased the Fund’s allocations to both of these sectors and, to a lesser extent, to investment-grade corporate bonds. Then, through the first eight months of 2019, we reduced allocations to lower quality credit risk, including high-yield corporate bonds and emerging markets debt. The Fund ended the period with a conservative stance on credit risk, similar to its stance at the start of its fiscal year.
From a duration perspective, the Fund made tactical shifts in positioning throughout the period. While maintaining a shorter duration than that of the benchmark throughout, we lengthened the Fund’s duration into the fourth quarter of 2018, moving to its highest level in the last five years as interest rates rose despite a slowing economy. The Fed at that time was signaling further interest rate hikes in 2019 that, based on fundamentals, did not appear to be realistic. As interest rates then fell during 2019 and the Fed pivoted away from hikes and eventually to cuts, we gradually but significantly reduced the Fund’s duration position. We also, as mentioned above, gradually began shifting exposure on the yield curve to shorter segments, as the yield curve inverted and the Fed moved to cut interest rates.
Currency exposure was relatively modest outside of the U.S. dollar, although we did hold small positions in the Fund in select currencies, particularly in emerging markets, that we believed offered attractive risk/reward propositions. We increased inflation exposure during the period but maintained only a modest allocation to TIPS.
Overall, the Fund’s portfolio turnover rate for the 12-month period was 179%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes our managers made at the margin in response to valuations or market developments.
Derivative positions in the Fund
The Fund utilized derivatives as a means to hedge exposures to better balance risks among four risk factors — credit, duration, currency and inflation. We used U.S. Treasury futures, credit default swap indices, options on interest rate swaps and agency mortgage-backed securities futures. On a stand-alone basis, the use of these derivative instruments had an negative impact on Fund performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a
6	Columbia Strategic Income Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Strategic Income Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.20	1,020.31	4.85	4.81	0.95
Advisor Class	1,000.00	1,000.00	1,040.20	1,021.56	3.58	3.55	0.70
Class C	1,000.00	1,000.00	1,034.30	1,016.55	8.67	8.59	1.70
Institutional Class	1,000.00	1,000.00	1,040.20	1,021.56	3.58	3.55	0.70
Institutional 2 Class	1,000.00	1,000.00	1,040.40	1,021.76	3.38	3.35	0.66
Institutional 3 Class	1,000.00	1,000.00	1,040.80	1,022.01	3.12	3.09	0.61
Class R	1,000.00	1,000.00	1,038.40	1,019.05	6.13	6.07	1.20
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	3.428%	20,750,000	20,153,583
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class D
3-month USD LIBOR + 6.550% 10/15/2029	8.853%	12,000,000	11,449,008
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	3.753%	11,200,000	11,043,648
ARES XXXVII CLO Ltd.(a),(b)
Series 2015-4A Class A3R
3-month USD LIBOR + 1.500% 10/15/2030	3.803%	25,250,000	24,869,684
Atrium XIII(a),(b)
Series 2013A Class B
3-month USD LIBOR + 1.500% 11/21/2030	3.759%	32,414,000	32,090,152
Avant Loans Funding Trust(a)
Series 2019-A Class B
12/15/2022	3.800%	9,600,000	9,750,418
Babson CLO Ltd.(a),(b)
Series 2015-2A Class B2R
3-month USD LIBOR + 1.590% 10/20/2030	3.868%	38,425,000	38,036,062
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.600% 04/20/2031	3.878%	8,686,000	8,565,013
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	3.723%	11,725,000	11,506,340
Series 2015-4A Class A2R
3-month USD LIBOR + 1.800% 07/20/2032	4.078%	14,400,000	14,378,170
CLUB Credit Trust(a)
Series 2018-NP1 Class C
05/15/2024	4.740%	9,035,480	9,103,774
Conn’s Receivables Funding LLC(a)
Series 2019-A Class A
10/16/2023	3.400%	9,815,391	9,858,905
Series 2019-A Class B
10/16/2023	4.360%	7,700,000	7,779,974
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Lending Receivables Trust(a)
Series 2019-A Class A
04/15/2026	3.520%	18,450,208	18,572,241
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class B
07/25/2024	4.280%	10,560,000	10,606,405
Dryden XXVIII Senior Loan Fund(a),(b)
Series 2013-28A Class A2LR
3-month USD LIBOR + 1.650% 08/15/2030	3.808%	23,650,000	23,432,444
LendingClub Receivables Trust(a)
Series 2019-1 Class A
07/17/2045	4.000%	19,384,252	19,427,694
Series 2019-2 Class A
08/15/2025	4.000%	25,274,574	25,318,473
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	3.926%	14,000,000	14,000,490
Madison Park Funding XXXII Ltd.(a),(b)
Series 2018-32A Class C
3-month USD LIBOR + 2.900% Floor 2.900% 01/22/2031	5.178%	6,000,000	6,017,292
Series 2018-32A Class D
3-month USD LIBOR + 4.100% Floor 4.100% 01/22/2031	6.378%	9,500,000	9,483,907
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d)
Series 2018-SC1 Class B
09/18/2023	1.000%	8,939,978	8,671,778
OHA Credit Partners XIV Ltd.(a),(b)
Series 2017-14A Class B
3-month USD LIBOR + 1.500% 01/21/2030	3.778%	24,000,000	23,675,280
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	4.016%	14,700,000	14,550,913
OZLM XXI(a),(b)
Series 2017-21A Class A2
3-month USD LIBOR + 1.450% 01/20/2031	3.728%	18,500,000	18,251,119
Pagaya AI Debt Selection Trust(a),(d)
Series 2019-1 Class A
06/15/2026	3.690%	28,713,255	28,910,658
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pagaya AI Debt Selection Trust(a)
Series 2019-2 Class A2A
09/15/2026	3.929%	11,700,000	11,799,627
Palmer Square Loan Funding Ltd.(a),(b)
Series 2019-2A Class A2
3-month USD LIBOR + 1.600% Floor 1.600% 04/20/2027	4.123%	22,000,000	21,998,504
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	15,000,000	15,058,219
Series 2018-1A Class C
06/17/2024	4.870%	12,900,000	13,108,512
Series 2019-3A Class A
07/15/2025	3.190%	9,003,599	9,049,915
Subordinated Series 2017-2A Class C
09/15/2023	5.370%	9,748,193	9,855,445
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	4.003%	14,200,000	14,110,526
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	8.803%	5,000,000	4,758,750
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	25	6,693,349
Series 2016-A Class RIO
01/25/2038	0.000%	20	3,200,000
Series 2016-A Class RPO
01/25/2038	0.000%	20	6,000,000
Voya CLO Ltd.(a),(b)
Series 2017-4A Class B
3-month USD LIBOR + 1.450% 10/15/2030	3.753%	14,400,000	14,085,518
Total Asset-Backed Securities — Non-Agency (Cost $582,043,695)			559,221,790

Commercial Mortgage-Backed Securities - Non-Agency 4.0%

BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class F
1-month USD LIBOR + 2.950% Floor 2.950% 10/15/2037	5.145%	9,200,000	9,202,854
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2035	4.445%	10,000,000	10,012,659
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% Floor 2.900% 06/15/2035	5.095%	18,350,000	18,419,592
CALI Mortgage Trust(a),(g)
Series 2019-101C Class F
03/10/2039	4.469%	4,700,000	4,964,944
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% Floor 1.200% 11/15/2036	3.595%	12,970,000	12,970,202
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% Floor 3.000% 11/15/2036	5.195%	4,000,000	4,005,053
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	4,000,000	4,003,785
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	9,920,000	9,093,070
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	28,590,000	29,385,777
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	9,700,000	9,843,960
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% Floor 2.250% 12/17/2036	4.446%	4,498,307	4,498,290
Progress Residential Trust(a)
Series 2019-SFR1 Class E
08/17/2035	4.466%	13,000,000	13,544,059
Subordinated Series 2019-SFR2 Class F
05/17/2036	4.837%	9,500,000	9,877,637
RETL (a),(b)
Subordinated Series 2019-RVP Class C
1-month USD LIBOR + 2.100% Floor 2.100% 03/15/2036	4.584%	15,600,000	15,668,436
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 02/15/2032	3.695%	10,941,000	10,941,918

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-NYCH Class E
1-month USD LIBOR + 2.900% Floor 3.200% 02/15/2032	5.095%	13,795,000	13,865,724
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% Floor 3.821% 02/15/2032	6.016%	11,783,000	11,829,260
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.650% Floor 1.650% 12/15/2034	3.846%	9,790,000	9,751,358
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $191,956,935)			201,878,578

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(h)	300	1,629
Media 0.0%
Cumulus Media, Inc., Class A(h)	9,225	125,460
Tribune Media Co.	1,338	62,324
Total		187,784
Total Communication Services		189,413
Consumer Discretionary 0.0%
Specialty Retail 0.0%
David’s Bridal, Inc.(h)	11,031	69,859
Total Consumer Discretionary		69,859
Energy 0.0%
Energy Equipment & Services 0.0%
Fieldwood Energy LLC(h)	8,596	249,284
Total Energy		249,284
Materials 0.0%
Metals & Mining 0.0%
Aleris International, Inc.(d),(h)	3,721	83,722
Total Materials		83,722
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.0%
Independent Power and Renewable Electricity Producers 0.0%
Vistra Energy Corp.(d),(h)	21,925	17,979
Total Utilities		17,979
Total Common Stocks (Cost $717,148)		610,257

Corporate Bonds & Notes(i) 38.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
Bombardier, Inc.(a)
10/15/2022	6.000%	536,000	531,880
12/01/2024	7.500%	927,000	924,031
03/15/2025	7.500%	1,795,000	1,751,340
04/15/2027	7.875%	441,000	426,795
TransDigm, Inc.
07/15/2024	6.500%	4,172,000	4,320,632
05/15/2025	6.500%	579,000	603,839
06/15/2026	6.375%	2,747,000	2,883,548
TransDigm, Inc.(a)
03/15/2026	6.250%	7,162,000	7,728,822
03/15/2027	7.500%	2,361,000	2,538,025
Total			21,708,912
Automotive 0.3%
Ford Motor Co.
01/15/2043	4.750%	2,750,000	2,475,041
Ford Motor Credit Co. LLC
11/02/2020	2.343%	8,310,000	8,282,220
IAA Spinco, Inc.(a)
06/15/2027	5.500%	482,000	516,979
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	1,820,000	1,887,347
05/15/2027	8.500%	1,331,000	1,297,781
Total			14,459,368
Banking 2.7%
Ally Financial, Inc.
11/01/2031	8.000%	3,940,000	5,519,530
Bank of America Corp.(j)
01/20/2028	3.824%	23,840,000	25,795,667
Capital One Financial Corp.
01/31/2028	3.800%	11,421,000	12,184,403
Citigroup, Inc.(j)
03/20/2030	3.980%	5,175,000	5,716,233
Goldman Sachs Group, Inc. (The)(j)
05/01/2029	4.223%	27,860,000	30,821,239

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.(j)
05/06/2030	3.702%	20,445,000	22,319,418
Morgan Stanley(j)
01/23/2030	4.431%	9,039,000	10,318,281
Wells Fargo & Co.
10/23/2026	3.000%	17,435,000	18,089,318
01/24/2029	4.150%	2,680,000	3,005,073
Total			133,769,162
Brokerage/Asset Managers/Exchanges 0.1%
NFP Corp.(a)
07/15/2025	6.875%	3,297,000	3,271,837
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	383,000	396,513
Total			3,668,350
Building Materials 0.4%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	4,171,000	4,324,856
05/15/2026	5.875%	2,602,000	2,768,804
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	2,207,000	2,284,388
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	4,613,000	4,549,299
Cemex SAB de CV(a)
05/05/2025	6.125%	3,300,000	3,422,810
Core & Main LP(a)
08/15/2025	6.125%	2,178,000	2,218,461
James Hardie International Finance DAC(a)
01/15/2025	4.750%	798,000	821,109
01/15/2028	5.000%	773,000	793,564
Total			21,183,291
Cable and Satellite 2.5%
CCO Holdings LLC/Capital Corp.(a)
05/01/2025	5.375%	613,000	637,054
02/15/2026	5.750%	3,586,000	3,796,416
05/01/2026	5.500%	80,000	84,401
05/01/2027	5.125%	5,385,000	5,700,383
05/01/2027	5.875%	766,000	816,311
02/01/2028	5.000%	2,860,000	3,001,524
06/01/2029	5.375%	2,314,000	2,474,765
Charter Communications Operating LLC/Capital
07/01/2049	5.125%	6,195,000	6,745,327
Comcast Corp.
08/15/2047	4.000%	7,413,000	8,352,702
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(a)
12/15/2021	5.125%	1,569,000	1,569,968
07/15/2023	5.375%	4,057,000	4,165,484
10/15/2025	6.625%	404,000	432,434
10/15/2025	10.875%	2,105,000	2,404,933
02/01/2028	5.375%	7,072,000	7,556,354
04/01/2028	7.500%	5,244,000	5,873,647
02/01/2029	6.500%	1,559,000	1,743,126
01/15/2030	5.750%	1,363,000	1,424,200
DISH DBS Corp.
11/15/2024	5.875%	3,171,000	3,020,038
07/01/2026	7.750%	6,748,000	6,632,366
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	2,585,000	2,561,792
Quebecor Media, Inc.
01/15/2023	5.750%	4,930,000	5,342,523
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	612,000	620,448
02/15/2025	6.625%	2,610,000	2,589,770
Sirius XM Radio, Inc.(a)
07/15/2024	4.625%	981,000	1,026,089
04/15/2025	5.375%	599,000	622,851
07/15/2026	5.375%	1,521,000	1,610,056
08/01/2027	5.000%	574,000	606,173
07/01/2029	5.500%	1,093,000	1,190,276
Sky PLC(a)
09/16/2024	3.750%	12,889,000	13,846,575
Unitymedia GmbH(a)
01/15/2025	6.125%	1,264,000	1,319,127
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	6,801,000	7,033,751
Viasat, Inc.(a)
04/15/2027	5.625%	796,000	845,850
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	4,300,000	4,425,392
08/15/2026	5.500%	1,878,000	1,967,124
05/15/2029	5.500%	3,859,000	4,032,223
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	5,305,000	5,549,502
Ziggo BV(a)
01/15/2027	5.500%	5,961,000	6,256,624
Total			127,877,579
Chemicals 0.9%
Alpha 2 BV PIK(a)
06/01/2023	8.750%	2,125,000	2,051,785
Angus Chemical Co.(a)
02/15/2023	8.750%	2,564,000	2,528,117
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	2,759,000	2,742,614

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	2,475,000	2,562,316
Chemours Co. (The)
05/15/2023	6.625%	335,000	340,314
05/15/2027	5.375%	462,000	417,193
INEOS Group Holdings SA(a)
08/01/2024	5.625%	2,853,000	2,905,592
Platform Specialty Products Corp.(a)
12/01/2025	5.875%	5,877,000	6,116,288
PQ Corp.(a)
11/15/2022	6.750%	5,633,000	5,843,195
12/15/2025	5.750%	2,815,000	2,884,688
Sasol Financing International Ltd.
11/14/2022	4.500%	2,166,000	2,224,577
Sasol Financing USA LLC
03/27/2024	5.875%	4,742,000	5,115,836
SPCM SA(a)
09/15/2025	4.875%	1,621,000	1,647,680
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	5,797,000	5,656,220
Total			43,036,415
Construction Machinery 0.3%
H&E Equipment Services, Inc.
09/01/2025	5.625%	3,247,000	3,400,677
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,939,000	2,004,003
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	1,849,000	1,923,513
United Rentals North America, Inc.
07/15/2025	5.500%	1,376,000	1,438,589
09/15/2026	5.875%	3,303,000	3,541,731
12/15/2026	6.500%	2,510,000	2,741,306
Total			15,049,819
Consumer Cyclical Services 0.2%
APX Group, Inc.
12/01/2020	8.750%	1,637,000	1,554,384
12/01/2022	7.875%	5,906,000	5,620,616
09/01/2023	7.625%	1,055,000	791,360
APX Group, Inc.(a)
11/01/2024	8.500%	1,464,000	1,364,849
frontdoor, Inc.(a)
08/15/2026	6.750%	808,000	875,539
Total			10,206,748
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.4%
Energizer Holdings, Inc.(a)
07/15/2026	6.375%	882,000	928,064
01/15/2027	7.750%	1,795,000	1,964,506
Mattel, Inc.(a)
12/31/2025	6.750%	1,730,000	1,781,431
Prestige Brands, Inc.(a)
03/01/2024	6.375%	4,790,000	5,014,579
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	2,204,000	2,281,942
Spectrum Brands, Inc.
07/15/2025	5.750%	2,845,000	2,967,039
Valvoline, Inc.
07/15/2024	5.500%	885,000	920,765
08/15/2025	4.375%	2,603,000	2,644,497
Total			18,502,823
Diversified Manufacturing 0.5%
BWX Technologies, Inc.(a)
07/15/2026	5.375%	629,000	663,723
CFX Escrow Corp.(a)
02/15/2024	6.000%	563,000	600,509
02/15/2026	6.375%	1,310,000	1,420,616
Gates Global LLC/Co.(a)
07/15/2022	6.000%	1,407,000	1,404,890
MTS Systems Corp.(a)
08/15/2027	5.750%	1,413,000	1,476,608
Resideo Funding, Inc.(a)
11/01/2026	6.125%	914,000	971,340
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	532,000	554,952
TriMas Corp.(a)
10/15/2025	4.875%	1,887,000	1,901,977
United Technologies Corp.
11/16/2028	4.125%	13,500,000	15,435,130
WESCO Distribution, Inc.
06/15/2024	5.375%	1,398,000	1,447,663
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	1,118,000	1,178,648
Total			27,056,056
Electric 4.5%
AES Corp. (The)
03/15/2023	4.500%	549,000	563,872
05/15/2023	4.875%	1,152,000	1,171,141
05/15/2026	6.000%	2,171,000	2,323,254
09/01/2027	5.125%	1,783,000	1,913,938

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Corp.
01/15/2023	5.375%	944,000	954,583
01/15/2025	5.750%	1,601,000	1,624,970
Calpine Corp.(a)
06/01/2026	5.250%	1,333,000	1,353,227
Clearway Energy Operating LLC
08/15/2024	5.375%	4,194,000	4,305,015
09/15/2026	5.000%	2,926,000	2,965,296
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	860,000	896,404
CMS Energy Corp.
03/01/2024	3.875%	7,500,000	7,948,718
02/15/2027	2.950%	5,675,000	5,773,507
03/31/2043	4.700%	3,979,000	4,650,711
DTE Energy Co.
06/01/2024	3.500%	6,660,000	6,999,280
10/01/2026	2.850%	27,095,000	27,741,758
Duke Energy Corp.
10/15/2023	3.950%	6,925,000	7,382,251
09/01/2026	2.650%	2,185,000	2,212,129
08/15/2027	3.150%	6,000	6,298
09/01/2046	3.750%	9,273,000	9,781,448
06/15/2049	4.200%	11,395,000	13,005,945
Emera U.S. Finance LP
06/15/2046	4.750%	15,730,000	18,589,683
Indiana Michigan Power Co.
07/01/2047	3.750%	7,010,000	7,793,052
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	1,227,000	1,271,053
09/15/2027	4.500%	8,076,000	8,282,826
NRG Energy, Inc.
05/15/2026	7.250%	1,696,000	1,860,685
01/15/2027	6.625%	3,130,000	3,401,574
01/15/2028	5.750%	419,000	451,663
NRG Energy, Inc.(a)
06/15/2029	5.250%	1,831,000	1,951,775
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	3,103,000	3,246,148
PPL Capital Funding, Inc.
05/15/2026	3.100%	5,700,000	5,843,463
Progress Energy, Inc.
04/01/2022	3.150%	8,094,000	8,276,002
Southern Co. (The)
07/01/2046	4.400%	19,385,000	21,856,316
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	5,143,000	5,352,783
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	887,000	933,853
02/15/2027	5.625%	3,017,000	3,197,151
07/31/2027	5.000%	2,818,000	2,920,964
WEC Energy Group, Inc.
06/15/2025	3.550%	4,810,000	5,151,169
Xcel Energy, Inc.
12/01/2026	3.350%	4,600,000	4,883,291
06/15/2028	4.000%	14,060,000	15,660,225
Total			224,497,421
Environmental 0.1%
Clean Harbors, Inc.(a)
07/15/2027	4.875%	646,000	682,594
07/15/2029	5.125%	453,000	482,225
GFL Environmental, Inc.(a)
03/01/2023	5.375%	599,000	602,389
05/01/2027	8.500%	1,335,000	1,458,355
Hulk Finance Corp.(a)
06/01/2026	7.000%	426,000	441,721
Total			3,667,284
Finance Companies 1.5%
GE Capital International Funding Co. Unlimited Co.
11/15/2020	2.342%	9,440,000	9,375,506
11/15/2035	4.418%	35,435,000	36,010,642
Global Aircraft Leasing Co., Ltd. PIK(a)
09/15/2024	6.500%	2,283,000	2,271,866
iStar, Inc.
04/01/2022	6.000%	2,394,000	2,465,695
Navient Corp.
03/25/2021	5.875%	913,000	956,722
01/25/2022	7.250%	1,039,000	1,138,943
06/15/2022	6.500%	1,411,000	1,525,634
01/25/2023	5.500%	1,000,000	1,050,629
09/25/2023	7.250%	1,311,000	1,454,398
03/25/2024	6.125%	664,000	708,628
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	2,955,000	2,872,381
Quicken Loans, Inc.(a)
05/01/2025	5.750%	6,581,000	6,860,028
Springleaf Finance Corp.
03/15/2023	5.625%	1,892,000	2,035,860
03/15/2024	6.125%	3,299,000	3,601,944
03/15/2025	6.875%	852,000	965,564
Total			73,294,440
Food and Beverage 2.3%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2046	4.900%	23,867,000	28,446,505

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
B&G Foods, Inc.
06/01/2021	4.625%	1,814,000	1,818,566
04/01/2025	5.250%	3,003,000	3,046,405
Bacardi Ltd.(a)
05/15/2048	5.300%	26,230,000	30,098,846
Conagra Brands, Inc.
11/01/2048	5.400%	8,215,000	9,767,208
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	330,000	352,059
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	1,449,000	1,270,782
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,166,000	2,271,090
Kraft Heinz Foods Co. (The)
06/01/2046	4.375%	22,334,000	21,434,208
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	727,000	759,948
11/01/2026	4.875%	3,211,000	3,352,393
Post Holdings, Inc.(a)
03/01/2025	5.500%	742,000	777,146
08/15/2026	5.000%	3,107,000	3,238,979
03/01/2027	5.750%	5,851,000	6,233,767
01/15/2028	5.625%	1,161,000	1,228,254
12/15/2029	5.500%	340,000	359,333
Total			114,455,489
Gaming 0.8%
Boyd Gaming Corp.
04/01/2026	6.375%	1,350,000	1,430,542
08/15/2026	6.000%	448,000	473,169
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	1,239,000	1,260,243
Eldorado Resorts, Inc.
04/01/2025	6.000%	4,115,000	4,358,620
09/15/2026	6.000%	1,304,000	1,426,117
International Game Technology PLC(a)
02/15/2022	6.250%	1,298,000	1,372,440
02/15/2025	6.500%	2,637,000	2,892,913
01/15/2027	6.250%	887,000	973,483
Jack Ohio Finance LLC/1 Corp.(a)
11/15/2021	6.750%	2,230,000	2,283,145
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	899,000	981,978
09/01/2026	4.500%	3,056,000	3,201,881
01/15/2028	4.500%	1,287,000	1,317,480
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.(a)
02/01/2027	5.750%	1,530,000	1,691,088
MGM Resorts International
12/15/2021	6.625%	2,043,000	2,220,725
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scientific Games International, Inc.
12/01/2022	10.000%	1,932,000	2,007,642
Scientific Games International, Inc.(a)
10/15/2025	5.000%	4,966,000	5,128,145
03/15/2026	8.250%	2,394,000	2,526,685
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	2,150,000	2,280,382
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	2,695,000	2,841,524
Total			40,668,202
Health Care 2.3%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	972,000	978,996
03/01/2024	6.500%	2,077,000	2,145,720
Avantor, Inc.(a)
10/01/2025	9.000%	3,915,000	4,411,633
Becton Dickinson and Co.
06/06/2027	3.700%	7,881,000	8,450,166
Cardinal Health, Inc.
06/15/2047	4.368%	14,400,000	13,876,906
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	2,929,000	2,946,032
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,779,000	1,903,580
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	1,937,000	1,868,372
Cigna Corp.
12/15/2048	4.900%	5,910,000	6,990,981
CVS Health Corp.
03/25/2048	5.050%	19,540,000	22,800,015
DaVita, Inc.
08/15/2022	5.750%	1,747,000	1,764,428
HCA, Inc.
02/15/2022	7.500%	3,328,000	3,717,842
09/01/2028	5.625%	3,225,000	3,673,833
02/01/2029	5.875%	2,554,000	2,933,238
Hologic, Inc.(a)
10/15/2025	4.375%	2,189,000	2,241,516
02/01/2028	4.625%	2,416,000	2,489,686
IQVIA, Inc.(a)
05/15/2027	5.000%	2,792,000	2,940,828
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	1,657,000	1,478,935
Select Medical Corp.(a)
08/15/2026	6.250%	1,169,000	1,212,086
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	4,280,000	4,355,041

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%	870,000	830,501
Teleflex, Inc.
06/01/2026	4.875%	539,000	567,788
11/15/2027	4.625%	1,903,000	2,010,447
Tenet Healthcare Corp.
04/01/2022	8.125%	826,000	889,908
06/15/2023	6.750%	761,000	784,541
07/15/2024	4.625%	3,428,000	3,525,880
05/01/2025	5.125%	1,317,000	1,319,039
08/01/2025	7.000%	1,768,000	1,785,823
Tenet Healthcare Corp.(a)
01/01/2026	4.875%	3,230,000	3,319,700
02/01/2027	6.250%	3,648,000	3,794,405
11/01/2027	5.125%	5,754,000	5,945,625
Total			117,953,491
Healthcare Insurance 0.3%
Centene Corp.
01/15/2025	4.750%	2,202,000	2,283,648
Centene Corp.(a)
06/01/2026	5.375%	4,546,000	4,849,896
WellCare Health Plans, Inc.
04/01/2025	5.250%	4,087,000	4,283,989
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	3,154,000	3,360,691
Total			14,778,224
Home Construction 0.2%
Lennar Corp.
11/15/2024	5.875%	1,191,000	1,331,514
06/01/2026	5.250%	2,550,000	2,773,071
06/15/2027	5.000%	2,745,000	2,966,464
Meritage Homes Corp.
04/01/2022	7.000%	673,000	739,624
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	1,294,000	1,375,961
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	1,265,000	1,339,939
03/01/2024	5.625%	695,000	730,793
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	854,000	915,673
Total			12,173,039
Independent Energy 1.2%
Callon Petroleum Co.
10/01/2024	6.125%	532,000	515,864
07/01/2026	6.375%	4,223,000	4,088,236
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	3,132,000	2,982,701
Centennial Resource Production LLC(a)
01/15/2026	5.375%	1,776,000	1,695,281
04/01/2027	6.875%	1,776,000	1,775,869
Chesapeake Energy Corp.
10/01/2026	7.500%	2,570,000	1,776,019
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	7,082,000	6,995,373
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	1,369,000	1,129,280
Jagged Peak Energy LLC
05/01/2026	5.875%	2,615,000	2,625,436
Matador Resources Co.
09/15/2026	5.875%	3,001,000	2,917,689
MEG Energy Corp.(a)
01/15/2025	6.500%	2,185,000	2,198,678
Noble Energy, Inc.
11/15/2043	5.250%	2,725,000	3,076,964
Parsley Energy LLC/Finance Corp.(a)
06/01/2024	6.250%	1,271,000	1,316,065
08/15/2025	5.250%	2,621,000	2,661,709
10/15/2027	5.625%	6,910,000	7,137,726
QEP Resources, Inc.
03/01/2026	5.625%	883,000	723,085
SM Energy Co.
06/01/2025	5.625%	642,000	545,586
09/15/2026	6.750%	2,458,000	2,104,608
01/15/2027	6.625%	2,160,000	1,837,238
Tullow Oil PLC(a)
03/01/2025	7.000%	3,550,000	3,525,082
WPX Energy, Inc.
01/15/2022	6.000%	1,014,000	1,046,958
09/15/2024	5.250%	2,400,000	2,441,184
06/01/2026	5.750%	4,393,000	4,555,594
Total			59,672,225
Integrated Energy 0.0%
Lukoil International Finance BV(a)
04/24/2023	4.563%	2,166,000	2,289,215
Leisure 0.1%
Cedar Fair LP(a)
07/15/2029	5.250%	923,000	1,000,472
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	1,163,000	1,205,264
03/15/2026	5.625%	724,000	772,084

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Viking Cruises Ltd.(a)
09/15/2027	5.875%		1,779,000	1,853,686
Total				4,831,506
Life Insurance 2.1%
Assicurazioni Generali SpA(a),(j)
Subordinated
06/08/2048	5.000%	EUR	8,600,000	11,104,592
Brighthouse Financial, Inc.
06/22/2047	4.700%		85,000	76,573
Five Corners Funding Trust(a)
11/15/2023	4.419%		22,756,000	24,668,482
Guardian Life Insurance Co. of America (The)(a)
Subordinated
06/19/2064	4.875%		9,685,000	12,513,311
Massachusetts Mutual Life Insurance Co.(a)
Subordinated
04/01/2077	4.900%		6,700,000	8,751,949
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%		25,683,000	27,164,447
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%		8,875,000	11,135,711
05/15/2047	4.270%		2,739,000	3,186,385
Voya Financial, Inc.
06/15/2046	4.800%		5,875,000	6,959,525
Total				105,560,975
Lodging 0.0%
Hilton Domestic Operating Co., Inc.
05/01/2026	5.125%		1,139,000	1,200,779
Media and Entertainment 0.9%
Clear Channel Worldwide Holdings, Inc.(a)
02/15/2024	9.250%		4,262,000	4,675,815
08/15/2027	5.125%		2,764,000	2,892,606
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%		1,793,000	1,882,338
08/15/2027	6.625%		1,877,000	1,962,963
Discovery Communications LLC
05/15/2049	5.300%		1,616,000	1,853,904
iHeartCommunications, Inc.
05/01/2026	6.375%		1,250,936	1,357,405
05/01/2027	8.375%		5,432,666	5,870,202
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		698,000	733,570
Match Group, Inc.
06/01/2024	6.375%		1,949,000	2,054,692
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netflix, Inc.
04/15/2028	4.875%	4,534,000	4,743,897
11/15/2028	5.875%	3,566,000	3,997,611
Netflix, Inc.(a)
05/15/2029	6.375%	1,817,000	2,101,326
11/15/2029	5.375%	2,599,000	2,825,755
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	5,024,000	5,196,715
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	2,511,000	2,604,231
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	734,000	740,057
Total			45,493,087
Metals and Mining 0.7%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	876,000	920,119
09/30/2026	7.000%	2,209,000	2,383,202
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	3,343,000	3,532,033
Constellium NV(a)
05/15/2024	5.750%	929,000	957,103
03/01/2025	6.625%	1,472,000	1,540,129
02/15/2026	5.875%	5,123,000	5,342,561
Freeport-McMoRan, Inc.
09/01/2029	5.250%	1,369,000	1,356,393
03/15/2043	5.450%	6,336,000	5,759,924
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	818,000	843,566
01/15/2025	7.625%	5,122,000	5,210,022
Novelis Corp.(a)
08/15/2024	6.250%	910,000	953,553
09/30/2026	5.875%	5,211,000	5,505,672
Total			34,304,277
Midstream 2.9%
Antero Midstream Partners LP/Finance Corp.(a)
03/01/2027	5.750%	1,581,000	1,449,962
Cheniere Corpus Christi Holdings LLC
06/30/2027	5.125%	1,793,000	1,985,796
Cheniere Energy Partners LP
10/01/2026	5.625%	2,322,000	2,453,486
DCP Midstream Operating LP
05/15/2029	5.125%	2,326,000	2,380,694
04/01/2044	5.600%	7,581,000	7,156,184
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	1,539,000	1,530,386
Enterprise Products Operating LLC
01/31/2050	4.200%	10,160,000	11,056,803

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	3,977,000	4,165,923
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	20,248,000	22,505,996
Kinder Morgan, Inc.
02/15/2046	5.050%	8,725,000	9,847,908
MPLX LP
04/15/2048	4.700%	5,970,000	6,120,175
NuStar Logistics LP
06/01/2026	6.000%	988,000	1,062,452
04/28/2027	5.625%	2,219,000	2,307,358
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	21,154,000	21,286,868
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	2,320,000	2,346,689
Sunoco LP/Finance Corp.
01/15/2023	4.875%	732,000	748,859
02/15/2026	5.500%	2,023,000	2,101,691
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/2024	5.500%	459,000	447,934
01/15/2028	5.500%	1,239,000	1,165,600
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	2,654,000	2,740,438
01/15/2028	5.000%	8,531,000	8,569,978
Targa Resources Partners LP/Finance Corp.(a)
07/15/2027	6.500%	482,000	522,467
01/15/2029	6.875%	418,000	461,933
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	2,330,000	2,251,856
Western Gas Partners LP
08/15/2048	5.500%	3,460,000	3,228,796
Williams Companies, Inc. (The)
09/15/2045	5.100%	20,809,000	23,267,646
Total			143,163,878
Natural Gas 0.7%
NiSource, Inc.
02/15/2043	5.250%	4,755,000	5,879,819
05/15/2047	4.375%	9,098,000	10,514,968
Sempra Energy
06/15/2024	3.550%	6,059,000	6,354,158
06/15/2027	3.250%	10,850,000	11,227,005
Total			33,975,950
Oil Field Services 0.2%
Apergy Corp.
05/01/2026	6.375%	3,274,000	3,300,045
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Calfrac Holdings LP(a)
06/15/2026	8.500%	1,154,000	726,196
Nabors Industries, Inc.
02/01/2025	5.750%	3,077,000	2,455,126
Rowan Companies, Inc.
01/15/2024	4.750%	1,109,000	715,859
SESI LLC
09/15/2024	7.750%	797,000	487,650
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	1,035,960	1,043,992
Transocean Sentry Ltd.(a)
05/15/2023	5.375%	2,457,000	2,432,430
Total			11,161,298
Other Industry 0.1%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	3,148,000	3,242,147
Other REIT 0.1%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	1,043,000	1,077,080
03/15/2027	5.375%	4,505,000	4,804,961
Total			5,882,041
Packaging 0.9%
ARD Finance SA PIK
09/15/2023	7.125%	1,208,000	1,243,789
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2023	4.625%	2,310,000	2,363,336
02/15/2025	6.000%	5,086,000	5,319,061
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	1,675,000	1,697,541
08/15/2027	5.250%	1,996,000	2,013,727
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,245,000	1,310,603
07/15/2027	5.625%	1,143,000	1,201,831
Berry Global, Inc.
07/15/2023	5.125%	4,020,000	4,121,517
BWAY Holding Co.(a)
04/15/2024	5.500%	4,229,000	4,365,356
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	1,435,000	1,298,686
Novolex (a)
01/15/2025	6.875%	654,000	588,645
Owens-Brockway Glass Container, Inc.(a)
08/15/2023	5.875%	2,193,000	2,335,692
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	5,964,858	5,981,017

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds Group Issuer, Inc./LLC(a)
07/15/2023	5.125%	2,299,000	2,361,926
07/15/2024	7.000%	3,073,000	3,185,407
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	2,818,000	2,983,856
08/15/2027	8.500%	678,000	730,864
Total			43,102,854
Pharmaceuticals 1.0%
AbbVie, Inc.
11/14/2048	4.875%	8,220,000	9,231,890
Allergan Funding SCS
06/15/2044	4.850%	4,120,000	4,517,634
Amgen, Inc.
06/15/2051	4.663%	7,245,000	8,612,045
Bausch Health Companies, Inc.(a)
05/15/2023	5.875%	2,306,000	2,336,580
03/15/2024	7.000%	881,000	929,592
04/15/2025	6.125%	1,504,000	1,554,279
11/01/2025	5.500%	1,973,000	2,071,976
04/01/2026	9.250%	3,605,000	4,089,461
01/31/2027	8.500%	2,535,000	2,811,513
01/15/2028	7.000%	1,333,000	1,398,534
Bristol-Myers Squibb Co.(a)
10/26/2049	4.250%	1,777,000	2,131,039
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	2,289,000	2,337,351
07/15/2027	5.000%	342,000	358,005
Eagle Holding Co. II LLC PIK(a)
05/15/2022	7.750%	1,692,000	1,711,035
Horizon Pharma USA, Inc.(a)
08/01/2027	5.500%	1,594,000	1,662,143
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	3,612,000	3,733,067
Par Pharmaceutical, Inc.(a)
04/01/2027	7.500%	1,695,000	1,582,633
Total			51,068,777
Property & Casualty 0.1%
Acrisure LLC/Finance, Inc.(a)
02/15/2024	8.125%	612,000	660,690
Alliant Holdings Intermediate LLC/Co-Issuer(a)
08/01/2023	8.250%	1,324,000	1,352,116
HUB International Ltd.(a)
05/01/2026	7.000%	2,096,000	2,126,568
USI, Inc.(a)
05/01/2025	6.875%	243,000	243,119
Total			4,382,493
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.4%
CSX Corp.
03/01/2048	4.300%	7,380,000	8,570,851
Union Pacific Corp.
09/10/2058	4.800%	6,720,000	8,390,431
08/15/2059	3.950%	1,224,000	1,352,701
Total			18,313,983
Restaurants 0.2%
1011778 BC ULC/New Red Finance, Inc.(a)
10/15/2025	5.000%	5,277,000	5,449,774
IRB Holding Corp.(a)
02/15/2026	6.750%	3,301,000	3,333,746
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/2027	4.750%	1,566,000	1,644,537
Total			10,428,057
Retailers 0.2%
L Brands, Inc.
06/15/2029	7.500%	897,000	879,953
11/01/2035	6.875%	884,000	749,722
Lowe’s Companies, Inc.
04/05/2049	4.550%	4,161,000	4,871,079
PetSmart, Inc.(a)
03/15/2023	7.125%	1,842,000	1,715,757
06/01/2025	5.875%	2,806,000	2,750,076
Total			10,966,587
Supermarkets 0.5%
Albertsons Companies LLC/Safeway, Inc.(a)
03/15/2026	7.500%	1,085,000	1,207,983
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	2,387,000	2,452,779
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(a)
02/15/2028	5.875%	1,248,000	1,314,571
Kroger Co. (The)
02/01/2047	4.450%	18,578,000	19,385,641
01/15/2048	4.650%	1,640,000	1,753,622
Total			26,114,596
Technology 2.0%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,272,000	2,356,977
08/01/2025	6.875%	1,345,000	1,394,148
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	21,890,000	21,897,946
Camelot Finance SA(a)
10/15/2024	7.875%	4,227,000	4,389,820

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CDK Global, Inc.
06/01/2027	4.875%	3,104,000	3,208,437
CommScope Finance LLC(a)
03/01/2024	5.500%	1,321,000	1,343,655
03/01/2026	6.000%	1,567,000	1,592,970
CommScope Technologies LLC(a)
06/15/2025	6.000%	2,229,000	1,997,206
Ensemble S Merger Sub, Inc.(a)
09/30/2023	9.000%	646,000	663,545
Equinix, Inc.
05/15/2027	5.375%	3,849,000	4,172,920
Gartner, Inc.(a)
04/01/2025	5.125%	4,384,000	4,594,756
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	1,683,000	1,818,057
Informatica LLC(a)
07/15/2023	7.125%	2,348,000	2,386,925
Iron Mountain, Inc.
08/15/2024	5.750%	3,307,000	3,339,392
Lenovo Perpetual Securities Ltd.(a),(j)
12/31/2049	5.375%	4,870,000	4,705,852
MSCI, Inc.(a)
08/15/2025	5.750%	1,566,000	1,643,370
NCR Corp.
07/15/2022	5.000%	1,342,000	1,353,528
12/15/2023	6.375%	3,654,000	3,766,752
NCR Corp.(a)
09/01/2027	5.750%	1,354,000	1,428,882
09/01/2029	6.125%	1,692,000	1,794,904
PTC, Inc.
05/15/2024	6.000%	2,399,000	2,512,938
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	4,530,000	4,595,545
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	5,055,000	5,503,884
11/15/2026	8.250%	3,468,000	3,910,482
Symantec Corp.(a)
04/15/2025	5.000%	1,422,000	1,428,612
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	2,445,000	2,510,531
Tencent Holdings Ltd.(a)
01/19/2028	3.595%	7,000,000	7,372,183
VeriSign, Inc.
05/01/2023	4.625%	1,734,000	1,761,513
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verscend Escrow Corp.(a)
08/15/2026	9.750%	2,633,000	2,818,292
Total			102,264,022
Transportation Services 0.7%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	524,000	534,612
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	2,671,000	2,715,611
ERAC U.S.A. Finance LLC(a)
11/01/2046	4.200%	6,550,000	7,199,406
FedEx Corp.
04/01/2046	4.550%	16,560,000	18,045,415
Hertz Corp. (The)(a)
06/01/2022	7.625%	3,423,000	3,561,707
10/15/2024	5.500%	1,703,000	1,674,761
08/01/2026	7.125%	1,430,000	1,459,718
XPO Logistics, Inc.(a)
06/15/2022	6.500%	1,237,000	1,261,734
Total			36,452,964
Wireless 0.9%
Altice France SA(a)
05/01/2026	7.375%	6,096,000	6,501,299
02/01/2027	8.125%	1,705,000	1,879,275
Altice Luxembourg SA(a)
05/15/2022	7.750%	291,000	298,223
05/15/2027	10.500%	2,585,000	2,804,092
Millicom International Cellular SA(a)
03/25/2029	6.250%	1,700,000	1,852,470
SBA Communications Corp.
09/01/2024	4.875%	7,614,000	7,908,951
Sprint Capital Corp.
11/15/2028	6.875%	4,785,000	5,328,997
Sprint Corp.
02/15/2025	7.625%	846,000	949,460
03/01/2026	7.625%	2,280,000	2,576,607
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	7,774,000	8,362,266
02/01/2026	4.500%	1,047,000	1,086,516
02/01/2028	4.750%	3,299,000	3,472,804
Total			43,020,960
Wirelines 1.5%
AT&T, Inc.
03/01/2029	4.350%	7,766,000	8,672,580
06/15/2045	4.350%	18,935,000	20,184,199

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Corporate Bonds & Notes(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CenturyLink, Inc.
03/15/2022	5.800%	6,347,000	6,663,944
04/01/2024	7.500%	3,898,000	4,327,150
Frontier Communications Corp.
01/15/2023	7.125%	2,965,000	1,521,679
Frontier Communications Corp.(a)
04/01/2026	8.500%	941,000	913,878
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%	4,850,000	4,742,374
Telecom Italia Capital SA
09/30/2034	6.000%	832,000	848,057
Verizon Communications, Inc.
09/21/2028	4.329%	10,626,000	12,193,112
03/15/2055	4.672%	6,220,000	7,629,551
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	5,503,000	5,647,481
Total			73,344,005
Total Corporate Bonds & Notes (Cost $1,787,367,554)			1,908,242,789

Foreign Government Obligations(i),(k) 8.2%

Argentina 0.5%
Argentine Republic Government International Bond
01/11/2023	4.625%	14,128,000	5,516,263
04/22/2026	7.500%	14,643,000	5,645,228
01/26/2027	6.875%	9,998,000	3,801,020
01/11/2028	5.875%	14,400,000	5,434,906
07/06/2036	7.125%	6,900,000	2,561,142
04/22/2046	7.625%	1,100,000	418,042
01/11/2048	6.875%	5,100,000	1,928,330
Total			25,304,931
Belarus 0.1%
Republic of Belarus International Bond(a)
02/28/2023	6.875%	2,200,000	2,366,687
02/28/2030	6.200%	4,400,000	4,694,334
Total			7,061,021
Brazil 0.4%
Brazilian Government International Bond
01/07/2041	5.625%	12,300,000	14,087,178
Petrobras Global Finance BV
01/27/2028	5.999%	5,963,000	6,563,217
Total			20,650,395
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	518,000	542,162
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
China 0.5%
Sinopec Group Overseas Development 2018 Ltd.(a)
09/12/2025	4.125%		4,400,000	4,805,812
Syngenta Finance NV(a)
04/24/2028	5.182%		17,650,000	18,920,394
Total				23,726,206
Croatia 0.2%
Croatia Government International Bond(a)
01/26/2024	6.000%		8,500,000	9,841,682
Dominican Republic 0.8%
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	400,000,000	8,584,568
Dominican Republic International Bond(a)
01/08/2021	14.000%	DOP	44,440,000	922,594
03/04/2022	10.375%	DOP	397,000,000	8,074,517
02/10/2023	14.500%	DOP	25,000,000	559,053
02/15/2023	8.900%	DOP	42,000,000	825,096
01/25/2027	5.950%		4,475,000	4,918,128
04/30/2044	7.450%		7,900,000	9,574,642
01/27/2045	6.850%		4,881,000	5,609,221
Total				39,067,819
Egypt 0.5%
Egypt Government International Bond(a)
03/01/2024	6.200%		900,000	948,129
04/16/2026	4.750%	EUR	2,100,000	2,377,244
01/31/2027	7.500%		3,900,000	4,235,256
02/21/2028	6.588%		3,850,000	3,950,331
03/01/2029	7.600%		1,250,000	1,350,937
01/31/2047	8.500%		5,700,000	6,191,631
02/21/2048	7.903%		2,800,000	2,890,975
03/01/2049	8.700%		965,000	1,058,190
Total				23,002,693
El Salvador 0.0%
El Salvador Government International Bond(a)
12/01/2019	7.375%		2,166,000	2,176,349
Honduras 0.4%
Honduras Government International Bond(a)
03/15/2024	7.500%		3,468,000	3,873,441
03/15/2024	7.500%		2,166,000	2,419,225
01/19/2027	6.250%		10,905,000	11,873,320
Total				18,165,986
Indonesia 0.5%
Indonesia Government International Bond(a)
04/25/2022	3.750%		900,000	929,445
01/15/2045	5.125%		3,600,000	4,431,125

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
PT Indonesia Asahan Aluminium Persero(a)
11/15/2028	6.530%		1,700,000	2,110,210
PT Pertamina Persero(a)
05/30/2044	6.450%		10,600,000	14,085,386
Saka Energi Indonesia PT(a)
05/05/2024	4.450%		3,000,000	3,017,727
Total				24,573,893
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
03/03/2028	6.375%		1,572,000	1,589,611
06/15/2033	6.125%		3,847,000	3,641,432
Ivory Coast Government International Bond(a),(j)
12/31/2032	5.750%		821,920	814,126
Total				6,045,169
Kazakhstan 0.4%
Kazakhstan Government International Bond(a)
07/21/2045	6.500%		1,500,000	2,194,287
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		14,600,000	16,924,393
Total				19,118,680
Mexico 0.9%
Mexican Bonos
06/10/2021	6.500%	MXN	50,000	2,475
Mexico Government International Bond
05/29/2031	7.750%	MXN	140,000,000	7,356,589
Petroleos Mexicanos(a)
11/24/2021	7.650%	MXN	18,600,000	893,038
09/12/2024	7.190%	MXN	3,800,000	162,373
Petroleos Mexicanos
11/12/2026	7.470%	MXN	23,700,000	952,646
03/13/2027	6.500%		9,302,000	9,531,648
06/02/2041	6.500%		2,500,000	2,344,262
01/23/2045	6.375%		4,000,000	3,689,128
09/21/2047	6.750%		20,950,000	19,841,452
Total				44,773,611
Morocco 0.1%
OCP SA(a)
04/25/2024	5.625%		6,900,000	7,608,016
Netherlands 0.1%
Equate Petrochemical BV(a)
03/03/2022	3.000%		2,166,000	2,186,436
Kazakhstan Temir Zholy Finance BV(a)
07/10/2042	6.950%		2,200,000	3,009,376
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Petrobras Global Finance BV
02/01/2029	5.750%		482,000	522,322
Total				5,718,134
Nigeria 0.1%
Nigeria Government International Bond(a)
02/16/2032	7.875%		5,300,000	5,461,332
Oman 0.3%
Oman Government International Bond(a)
06/15/2021	3.625%		2,166,000	2,150,428
01/17/2028	5.625%		10,943,000	10,779,293
Total				12,929,721
Paraguay 0.2%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,000,000	2,205,872
08/11/2044	6.100%		4,939,000	6,205,103
Total				8,410,975
Qatar 0.3%
Qatar Government International Bond(a)
03/14/2029	4.000%		900,000	1,029,383
03/14/2049	4.817%		12,750,000	16,450,203
Total				17,479,586
Russian Federation 0.6%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%		3,800,000	3,933,004
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%		2,000,000	2,167,668
08/16/2037	7.288%		300,000	390,505
Russian Federal Bond - OFZ
05/23/2029	6.900%	RUB	1,542,400,000	22,965,252
Total				29,456,429
Saudi Arabia 0.2%
Saudi Arabian Oil Co.(a)
04/16/2049	4.375%		10,114,000	11,532,893
Senegal 0.2%
Senegal Government International Bond(a)
05/23/2033	6.250%		8,508,000	8,428,229
Serbia 0.1%
Serbia International Bond(a)
09/28/2021	7.250%		3,320,000	3,635,413
South Africa 0.6%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%		6,700,000	6,721,366

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(i),(k) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Republic of South Africa Government Bond
01/31/2030	8.000%	ZAR	345,600,000	21,373,397
Total				28,094,763
Ukraine 0.1%
Ukraine Government International Bond(a)
09/01/2024	7.750%		500,000	535,455
09/25/2032	7.375%		6,900,000	7,111,340
Total				7,646,795
United Arab Emirates 0.0%
Abu Dhabi National Energy Co. PJSC(a)
01/12/2023	3.625%		2,166,000	2,241,145
Total Foreign Government Obligations (Cost $424,844,590)				412,694,028

Inflation-Indexed Bonds(i) 0.7%

Mexico 0.1%
Mexican Udibonos
11/15/2040	4.000%	MXN	113,178,438	6,115,865
United States 0.6%
U.S. Treasury Inflation-Indexed Bond
02/15/2049	1.000%		22,597,602	26,752,426
Total Inflation-Indexed Bonds (Cost $31,411,952)				32,868,291

Residential Mortgage-Backed Securities - Agency 16.5%

Federal Home Loan Mortgage Corp.(l)
CMO Series 304 Class C69
12/15/2042	4.000%		8,099,313	1,287,002
CMO Series 4120 Class AI
11/15/2039	3.500%		5,530,014	311,372
CMO Series 4121 Class IA
01/15/2041	3.500%		6,242,405	434,655
CMO Series 4147 Class CI
01/15/2041	3.500%		13,759,012	1,220,340
CMO Series 4213 Class DI
06/15/2038	3.500%		8,534,943	378,276
Federal Home Loan Mortgage Corp.(b),(l)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	3.755%		7,531,338	1,698,456
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 326 Class S2
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 03/15/2044	3.755%	23,567,916	4,070,767
CMO Series 4174 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/15/2039	4.005%	7,364,403	540,125
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	3.905%	57,805,843	11,008,163
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	3.805%	2,561,730	436,870
Federal Home Loan Mortgage Corp.(g),(l)
CMO Series 4515 Class SA
08/15/2038	1.916%	9,708,199	580,050
CMO Series 4620 Class AS
11/15/2042	1.827%	24,612,336	1,280,678
Federal National Mortgage Association(m)
09/17/2034- 09/12/2049	3.000%	461,500,000	470,728,342
09/12/2049	5.000%	63,000,000	67,272,188
Federal National Mortgage Association
05/01/2041	4.000%	2,163,496	2,241,140
Federal National Mortgage Association(g),(l)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	7,527,485	1
Federal National Mortgage Association(l)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	8,608,860	568,113
CMO Series 2012-121 Class GI
08/25/2039	3.500%	5,821,207	311,470
CMO Series 2012-129 Class IC
01/25/2041	3.500%	6,547,300	613,086
CMO Series 2012-131 Class MI
01/25/2040	3.500%	9,335,538	883,325
CMO Series 2012-133 Class EI
07/25/2031	3.500%	3,299,915	218,641
CMO Series 2012-139 Class IL
04/25/2040	3.500%	4,704,145	335,542
CMO Series 2013-1 Class AI
02/25/2043	3.500%	4,364,445	748,764

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	23

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-6 Class MI
02/25/2040	3.500%	6,116,200	439,026
Federal National Mortgage Association(b),(l)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	3.755%	15,494,039	3,430,247
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	4.005%	25,239,920	3,638,592
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	3.855%	17,689,400	3,174,230
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	3.855%	49,614,655	10,454,770
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	3.955%	16,436,731	3,652,858
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	4.005%	55,326,222	11,354,097
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	4.005%	19,486,779	3,757,332
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	3.905%	60,128,399	12,118,843
CMO Series 2019-8 Class SG
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/25/2049	3.855%	56,924,305	12,261,182
Government National Mortgage Association(m)
09/19/2049	3.000%	32,000,000	32,993,125
09/19/2049	4.500%	30,000,000	31,387,500
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(l)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	15,881,973	1,699,033
Government National Mortgage Association(b),(l)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	3.928%	24,039,580	4,374,797
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	4.028%	22,035,924	4,688,899
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	4.078%	26,892,072	4,764,525
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	4.028%	57,853,621	9,592,466
CMO Series 2018-125 Class SU
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	4.028%	44,174,679	8,885,392
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	3.928%	37,166,282	7,176,828
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	3.928%	29,247,056	5,358,654
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	4.028%	21,644,912	4,656,911
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	3.878%	17,959,456	3,585,307

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-23 Class QS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	3.878%	61,863,314	11,075,476
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	3.878%	49,584,556	9,192,451
CMO Series 2019-30 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	3.878%	51,411,141	8,230,255
CMO Series 2019-36 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	3.878%	37,722,206	5,954,311
CMO Series 2019-4 Class SJ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 01/20/2049	3.878%	47,089,399	7,960,689
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	3.878%	42,943,858	8,591,464
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	3.978%	28,495,360	5,676,356
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	3.978%	27,314,213	4,975,325
Government National Mortgage Association(b),(d),(l)
CMO Series 2019-97 Class GS
1-month LIBID + 6.100% Cap 6.100% 08/20/2049	3.905%	82,637,180	14,668,100
Total Residential Mortgage-Backed Securities - Agency (Cost $812,526,144)			826,936,407

Residential Mortgage-Backed Securities - Non-Agency 20.0%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	3,228,257	3,335,255
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	695,956	712,169
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-3 Class M1
11/25/2047	3.900%	7,444,000	7,572,912
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	16,155,282	16,563,741
Arroyo Mortgage Trust(a),(g)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	13,798,725	14,117,958
Banc of America Funding Trust(a),(d),(g)
CMO Series 2016-R1 Class M2
03/25/2040	3.500%	12,763,517	12,549,090
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	3,328,021	3,337,334
Bayview Opportunity Master Fund IVa Trust(a),(g)
CMO Series 2019-RN2 Class A1
03/28/2034	3.967%	8,696,326	8,727,663
Bayview Opportunity Master Fund Trust(a)
CMO Series 2018-RN8 Class A1
09/28/2033	4.066%	1,491,738	1,495,202
Bayview Opportunity Master Fund Trust IVb(a)
CMO Series 2019-RN1 Class A1
02/28/2034	4.090%	11,292,880	11,382,505
BCAP LLC Trust(a),(g)
CMO Series 2013-RR5 Class 4A1
09/26/2036	3.000%	1,019,878	999,850
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	4.004%	10,400,000	10,452,989
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.300% Floor 1.300% 03/25/2029	3.445%	10,692,906	10,692,906
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	3.895%	18,300,000	18,278,315
CMO Series 2019-2A Class M1B
1-month USD LIBOR + 1.450% Floor 1.450% 04/25/2029	3.595%	18,900,000	18,941,442
CMO Series 2019-3A Class M1B
1-month USD LIBOR + 1.600% Floor 1.600% 07/25/2029	3.990%	30,000,000	29,999,940

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	25

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bunker Hill Loan Depositary Trust(a),(g)
CMO Series 2019-2 Class A1
07/25/2049	2.880%	14,671,935	14,699,677
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	4.895%	13,500,000	13,542,167
CIM Trust(a)
CMO Series 2017-8 Class A1
12/25/2065	3.000%	10,000,985	9,986,062
CIM Trust(a),(b)
CMO Series 2018-R6 Class A1
1-month USD LIBOR + 1.076% Floor 1.080% 09/25/2058	3.176%	8,449,412	8,390,541
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2009-4 Class 9A2
03/25/2036	4.954%	987,704	955,822
CMO Series 2010-6 Class 2A2
09/25/2035	4.931%	976,750	999,840
CMO Series 2013-11 Class 3A3
09/25/2034	4.154%	3,459,951	3,465,703
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated, CMO Series 2014-C Class B1
02/25/2054	4.250%	5,250,000	5,413,049
COLT Mortgage Loan Trust(a),(g)
CMO Series 2017-2 Class M1
10/25/2047	3.510%	5,000,000	4,988,549
CMO Series 2019-1 Class M1
03/25/2049	4.518%	13,238,000	13,369,071
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2008-4R Class 3A4
01/26/2038	4.179%	582,231	581,750
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2014-2R Class 18A1
01/27/2037	3.000%	1,709,845	1,703,757
CMO Series 2014-2R Class 19A1
05/27/2036	3.000%	1,062,052	1,057,928
Credit Suisse Mortgage Trust(a)
CMO Series 2018-RPL2 Class A1
08/25/2062	4.030%	4,777,891	4,790,185
CSMC Trust(a)
CMO Series 2018-RPL8 Class A1
07/25/2058	4.125%	17,800,439	17,982,562
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	5,177,623	5,088,600
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	539,127	551,229
Eagle RE Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	3.945%	20,000,000	19,920,790
FMC GMSR Issuer Trust(a),(g)
CMO Series 2019-GT1 Class A
05/25/2024	5.070%	29,000,000	30,196,128
GCAT LLC(a)
CMO Series 2018-1 Class A1
06/25/2048	3.844%	8,537,446	8,556,061
GCAT LLC(a),(g)
CMO Series 2019-2 Class A1
06/25/2024	3.475%	15,224,527	15,229,064
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	17,634,360	17,725,581
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-1 Class M1
06/25/2048	4.548%	8,700,000	8,964,185
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A1
01/25/2057	3.500%	17,259,717	17,273,547
Legacy Mortgage Asset Trust(a),(g)
CMO Series 2019-GS5 Class A1
05/25/2059	3.200%	12,432,903	12,457,237
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	21,284,962	21,609,922
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	8,846,497	8,846,444
Subordinated CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	12,101,280	12,093,717
New Residential Mortgage Loan Trust(a),(g)
CMO Series 2019-RPL1 Class A1
02/26/2024	4.335%	27,718,721	27,953,640
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	6,223,874	6,257,103
Series 2018-PLS1 Class D
01/25/2023	4.374%	12,447,748	12,527,784
Subordinated CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	11,547,279	11,655,171
Subordinated, CMO Series 2018-PLS2 Class C
02/25/2023	4.102%	8,490,646	8,570,452

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	808,418	808,647
CMO Series 2017-NPL2 Class A1
07/25/2057	3.000%	2,330,842	2,327,318
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1A
1-month USD LIBOR + 1.400% Floor 1.400% 07/25/2029	3.666%	5,577,000	5,576,990
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	4.095%	14,700,000	14,700,615
PMT Credit Risk Transfer Trust(a),(b)
CMO Series 2019-1R Class A
1-month USD LIBOR + 2.000% Floor 2.000% 03/27/2024	4.241%	22,293,481	22,230,738
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	4.991%	9,636,068	9,654,232
PNMAC GMSR Issuer Trust(a),(b),(l)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	4.995%	35,000,000	35,030,748
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.795%	25,000,000	25,089,675
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.470%	13,613,181	13,642,938
CMO Series 2019-2A Class A1
04/25/2024	3.967%	16,681,419	16,835,607
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	14,715,252	14,725,719
CMO Series 2018-3A Class A1
10/25/2023	4.483%	18,047,247	18,222,452
CMO Series 2019-1A Class A1
01/25/2024	4.500%	27,533,778	27,702,819
PRPM LLC(a),(g)
CMO Series 2019-3A Class A1
07/25/2024	3.351%	24,729,862	24,762,466
CMO Series 2019-3A Class A2
07/25/2024	4.458%	17,000,000	16,998,312
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Radnor Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 02/25/2029	4.095%	17,750,000	17,802,888
Radnor RE Ltd.(a),(b)
CMO Series 2019-2 Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 06/25/2029	3.895%	10,000,000	9,999,978
RBSSP Resecuritization Trust(a),(g)
CMO Series 2010-1 Class 3A2
08/26/2035	4.635%	5,971,788	6,074,273
RCO V Mortgage LLC(a)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	7,617,426	7,643,504
CMO Series 2019-1 Class A1
05/24/2024	3.721%	24,356,376	24,474,312
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	9,806,336	9,849,484
Toorak Mortgage Corp., Ltd.(a),(g)
CMO Series 2019-1 Class A1
03/25/2022	4.458%	8,500,000	8,569,208
VCAT LLC(a)
CMO Series 2019-NPL1 Class A1
02/25/2049	4.360%	11,365,498	11,462,747
Vericrest Opportunity Loan Transferee LXII LLC(a)
CMO Series 2017-NPL9 Class A1
09/25/2047	3.125%	5,153,889	5,148,889
Vericrest Opportunity Loan Transferee LXX LLC(a),(g)
CMO Series 2018-NPL6 Class A1A
09/25/2048	4.115%	14,722,225	14,790,621
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	7,537,081	7,583,525
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	7,200,000	7,272,561
Vericrest Opportunity Loan Transferee LXXV LLC(a)
CMO Series 2019-NPL1 Class A1A
01/25/2049	4.336%	21,841,277	21,967,958
Vericrest Opportunity Loan Trust(a),(g)
CMO Series 2019-NPL5 Class A1A
09/25/2049	3.352%	15,000,000	14,999,991
Verus Securitization Trust(a)
CMO Series 2018-1 Class A3
02/25/2048	3.205%	7,197,690	7,206,625

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	27

Portfolio of Investments  (continued)
August 31, 2019
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verus Securitization Trust(a),(g)
CMO Series 2019-1 Class A1
02/25/2059	3.836%	5,780,246	5,863,736
CMO Series 2019-2 Class A2
04/25/2059	3.345%	5,050,956	5,123,341
CMO Series 2019-2 Class A3
04/25/2059	3.448%	4,862,785	4,932,512
CMO Series 2019-2 Class M1
04/25/2059	3.781%	10,722,000	10,813,871
CMO Series 2019-3 Class M1
07/25/2059	3.139%	11,490,000	11,555,981
CMO Series 2019-INV1 Class A3
12/25/2059	3.658%	10,169,503	10,473,696
Visio Trust(a),(g)
CMO Series 2019-1 Class A2
06/25/2054	3.673%	5,702,332	5,756,772
CMO Series 2019-1 Class A3
06/25/2054	3.825%	4,882,465	4,928,860
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $991,546,012)			999,167,198

Senior Loans 7.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Doncasters US Finance LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/09/2020	5.830%	940,892	643,165
TransDigm, Inc.(b),(n)
Tranche E Term Loan
3-month USD LIBOR + 2.500% 05/30/2025	4.830%	1,592,434	1,575,140
Tranche F Term Loan
3-month USD LIBOR + 2.500% 06/09/2023	4.830%	967,747	960,131
Wesco Aircraft Hardware Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/28/2021	4.620%	500,000	499,530
Total			3,677,966
Airlines 0.0%
American Airlines, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 10/10/2021	4.201%	969,697	968,078
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
United AirLines, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	3.862%	997,449	995,205
WestJet Airlines Ltd.(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 08/07/2026		475,000	476,040
Total			2,439,323
Automotive 0.1%
Dayco Products LLC/Mark IV Industries, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 05/19/2023	6.374%	757,563	707,374
DexKo Global Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 07/24/2024	5.612%	986,852	971,230
Horizon Global Corp.(b),(d),(n)
Term Loan
3-month USD LIBOR + 6.000% Floor 1.000% 06/30/2021	8.330%	152,405	156,978
Navistar, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	5.700%	687,025	684,023
Panther BF Aggregator 2 LP(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	5.612%	1,000,000	985,000
Total			3,504,605
Brokerage/Asset Managers/Exchanges 0.1%
AlixPartners LLP(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/04/2024	4.862%	1,000,000	1,000,540
Blackstone CQP Holdco LP(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 09/30/2024	5.887%	1,500,000	1,499,535
Greenhill & Co., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 04/12/2024	5.445%	500,000	494,790

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Victory Capital Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 07/01/2026	5.569%	1,167,273	1,165,452
Total			4,160,317
Building Materials 0.1%
Apex Tool Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.250% 08/01/2024	7.612%	766,235	750,335
Covia Holdings Corp.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 06/01/2025	6.313%	1,495,000	1,228,800
Ply Gem Midco, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	5.951%	1,591,481	1,543,243
QUIKRETE Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 11/15/2023	4.862%	1,255,651	1,241,789
SRS Distribution, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 05/23/2025	5.362%	495,000	479,779
TAMKO Building Products, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 05/29/2026	5.546%	500,000	500,000
US Silica Co.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	6.125%	938,125	879,999
Wilsonart LLC(b),(n)
Tranche D Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/19/2023	5.580%	997,456	970,654
Total			7,594,599
Cable and Satellite 0.2%
Charter Communications Operating LLC/Safari LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/30/2025	4.330%	687,025	688,433
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cogeco Communications (U.S.A.) II LP(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2025	4.362%	1,412,784	1,406,483
CSC Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 01/15/2026	4.445%	497,500	494,600
3-month USD LIBOR + 2.500% 01/25/2026	4.695%	518,438	517,572
3-month USD LIBOR + 3.000% 04/15/2027	5.195%	498,750	500,246
MCC Iowa LLC(b),(n)
Tranche M Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	4.140%	1,245,565	1,246,736
Telesat Canada(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 11/17/2023	4.830%	1,452,267	1,450,060
Virgin Media Bristol LLC(b),(n)
Tranche K Term Loan
3-month USD LIBOR + 2.500% 01/15/2026	4.695%	2,175,000	2,173,325
Total			8,477,455
Chemicals 0.5%
Alpha 3 BV/Atotech(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 01/31/2024	5.330%	573,512	555,951
Aruba Investments, Inc./ANGUS Chemical Co.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/02/2022	5.580%	972,152	961,215
Ascend Performance Materials Operations LLC(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 08/14/2026		950,000	948,812
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	4.080%	1,672,610	1,661,638
Chemours Co. (The)(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.870%	1,753,731	1,691,264

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	29

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ColourOz Investment 1 GmbH(b),(d),(n)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	5.283%	162,466	128,348
ColourOz Investment 2 LLC(b),(d),(n)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	5.283%	982,784	776,399
Element Solutions, Inc./MacDermid, Inc.(b),(n),(o)
Term Loan
3-month USD LIBOR + 2.250% 01/30/2026	4.362%	1,746,250	1,744,067
Hexion, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	5.820%	1,725,000	1,720,687
Ineos US Finance LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	4.258%	1,760,900	1,727,690
Invictus U.S. Newco LLC/SK Intermediate II SARL(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	8.896%	425,000	421,281
Kraton Polymers LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/08/2025	4.612%	582,089	579,906
Messer Industries GmbH(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/01/2026	4.830%	1,995,000	1,980,756
Minerals Technologies, Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 02/14/2024	4.455%	750,000	750,622
Momentive Performance Materials, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	5.590%	1,500,000	1,468,125
OCI Partners LP(b),(d),(n)
Term Loan
3-month USD LIBOR + 4.000% 03/13/2025	6.330%	987,500	983,797
PQ Corp.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 02/08/2025	4.756%	588,144	587,515
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ravago Holdings America, Inc.(b),(d),(n)
Term Loan
3-month USD LIBOR + 2.750% 07/13/2023	4.870%	141,184	139,949
Schenectady International Group, Inc.(b),(d),(n)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	7.063%	696,500	666,899
Solenis Holdings LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/26/2025	6.522%	715,938	693,264
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.463%	1,995,000	1,924,337
Trinseo Materials Operating SCA(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 09/06/2024	4.112%	536,663	527,674
Tronox Finance LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 09/23/2024	4.947%	603,750	598,751
Univar U.S.A., Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 07/01/2024	4.362%	500,127	499,857
Vantage Specialty Chemicals, Inc.(b),(d),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/28/2024	5.618%	496,222	473,892
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 10/27/2025	10.580%	600,000	570,000
Total			24,782,696
Construction Machinery 0.1%
Altra Industrial Motion Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 10/01/2025	4.112%	694,030	690,851
Columbus McKinnon Corp.(b),(n),(o)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/31/2024		1,000,000	998,750

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Douglas Dynamics LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/31/2021	5.120%	234,433	233,847
DXP Enterprises, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 08/29/2023	6.862%	786,000	786,983
North American Lifting Holdings, Inc./TNT Crane & Rigging, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 11/27/2020	6.830%	908,456	842,029
United Rentals, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	3.862%	496,250	497,104
Vertiv Group Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	6.330%	927,155	870,756
Total			4,920,320
Consumer Cyclical Services 0.2%
Allied Universal Holdco LLC(b),(n),(o),(p)
Delayed Draw Term Loan
3-month USD LIBOR + 4.250% 07/10/2026	6.507%	38,288	38,202
Allied Universal Holdco LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 07/10/2026	6.507%	386,712	385,842
Cast & Crew Payroll LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 02/09/2026	6.120%	1,000,000	1,002,810
Creative Artists Agency LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 02/15/2024	5.112%	997,468	996,720
DTZ U.S. Borrower LLC/Cushman & Wakefield(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 08/21/2025	5.362%	1,117,806	1,116,700
GoDaddy Operating Co., LLC/Finance Co., Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 02/15/2024	4.112%	1,003,813	1,005,318
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	7.197%	748,125	718,200
Trans Union LLC(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.000% 04/10/2023	4.112%	1,314,166	1,314,876
Uber Technologies, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	5.645%	2,251,132	2,242,285
USS Ultimate Holdings, Inc./United Site Services, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	5.950%	445,466	444,076
Waterbridge Operating LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	8.136%	1,200,000	1,146,000
Web.com Group, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	5.945%	500,000	493,020
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/09/2026	9.945%	731,809	713,514
West Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/10/2024	6.112%	904,543	806,336
Total			12,423,899
Consumer Products 0.1%
Serta Simmons Bedding LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	5.697%	1,162,576	771,823
SIWF Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	6.395%	544,500	537,013
Steinway Musical Instruments, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 02/14/2025	5.947%	1,481,250	1,453,476

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	31

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Weight Watchers International, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% Floor 0.750% 11/29/2024	7.045%	546,390	545,538
Total			3,307,850
Diversified Manufacturing 0.2%
Allnex & Cy SCA(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	5.394%	534,468	515,762
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	5.394%	402,690	388,596
Bright Bidco BV/Lumileds LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/30/2024	5.759%	1,200,520	713,565
Brookfield WEC Holdings, Inc./Westinghouse Electric Co., LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 0.750% 08/01/2025	5.612%	1,723,875	1,724,496
EWT Holdings III Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/20/2024	5.112%	932,971	931,804
Gardner Denver, Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 07/30/2024	4.862%	1,518,497	1,521,822
Gates Global LLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/01/2024	4.862%	1,715,755	1,671,334
Welbilt, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/23/2025	4.612%	500,000	494,790
Zekelman Industries, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 06/14/2021	4.362%	960,472	959,272
Total			8,921,441
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Electric 0.4%
AES Corp. (The)(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 05/31/2022	3.874%	432,444	432,336
Astoria Energy LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/24/2021	6.120%	740,013	738,629
Calpine Construction Finance Co., LP(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 01/15/2025	4.612%	1,496,203	1,491,130
Calpine Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 01/15/2024	4.830%	528,859	527,981
Carroll County Energy LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	5.830%	492,178	491,770
CPV Shore Holdings LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	5.870%	479,982	479,085
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 10/02/2023	5.862%	1,913,195	1,917,270
Edgewater Generation LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 12/13/2025	5.862%	1,743,744	1,719,767
EFS Cogen Holdings I LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 06/28/2023	5.521%	993,489	988,770
Exgen Renewables IV LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/28/2024	5.130%	977,543	940,885
Frontera Generation Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/02/2025	6.451%	816,750	773,871

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Helix Gen Funding LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 06/03/2024	5.862%	750,000	716,093
LMBE-MC Holdco II LLC(b),(d),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	6.330%	708,051	708,051
MRP Generation Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 10/18/2022	9.330%	982,172	967,439
Nautilus Power LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	6.362%	1,697,884	1,690,668
Oregon Clean Energy LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/01/2026	5.862%	722,500	721,597
Vistra Operations Co. LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 08/04/2023	4.112%	257,399	257,543
3-month USD LIBOR + 2.000% 12/31/2025	4.147%	1,401,763	1,402,927
West Deptford Energy LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	6.003%	525,000	523,031
WG Partners Acquisition LLC(b),(d),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/15/2023	5.830%	616,431	604,102
Total			18,092,945
Environmental 0.1%
Advanced Disposal Services, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 11/10/2023	4.385%	1,028,113	1,028,760
EnergySolutions LLC/Envirocare of Utah LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	6.080%	792,000	744,480
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
GFL Environmental, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	5.112%	992,481	982,556
NRC US Holding Co., LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 06/11/2024	7.580%	990,000	983,813
US Ecology, Inc.(b),(n),(o)
Term Loan
3-month USD LIBOR + 2.500% 08/14/2026		1,000,000	1,003,750
Total			4,743,359
Finance Companies 0.1%
Avolon Borrower 1 LLC(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	3.922%	1,948,697	1,951,542
Ellie Mae, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	6.172%	1,000,000	995,630
FinCo I LLC/Fortress Investment Group(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 12/27/2022	4.112%	1,702,100	1,704,755
Total			4,651,927
Food and Beverage 0.2%
8th Avenue Food & Provisions, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.963%	906,805	907,377
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	9.963%	1,686,397	1,661,101
Aramark Intermediate HoldCo Corp.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 03/28/2024	4.080%	750,000	748,875
Dole Food Co., Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/06/2024	4.898%	1,610,964	1,589,490

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	33

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Hostess Brands LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/03/2022	4.448%	388,112	387,142
JBS U.S.A. Lux SA(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 05/01/2026	4.612%	1,770,563	1,772,776
Post Holdings, Inc.(b),(n)
Tranche A Term Loan
3-month USD LIBOR + 2.000% 05/24/2024	4.150%	1,000,000	999,860
United Natural Foods, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 10/22/2025	6.362%	796,000	658,029
US Foods, Inc./US Foodservice, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 06/27/2023	4.112%	1,704,045	1,705,118
Whatabrands LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 08/02/2026	3.250%	1,500,000	1,505,160
Total			11,934,928
Foreign Agencies 0.0%
Oxea Holding Vier GmbH(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 10/14/2024	5.750%	563,417	559,191
Gaming 0.3%
Affinity Gaming(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/31/2025	10.362%	400,000	381,332
Aristocrat Leisure Ltd.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	4.028%	1,595,840	1,595,840
Caesars Resort Collection LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	4.862%	1,561,369	1,537,058
CBAC Borrower LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	6.112%	558,719	548,595
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CCM Merger, Inc./MotorCity Casino Hotel(b),(n)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/06/2021	4.362%	1,143,837	1,143,838
CityCenter Holdings LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 04/18/2024	4.362%	708,513	707,960
Eldorado Resorts, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 04/17/2024	4.419%	1,885,027	1,878,543
Gateway Casinos & Entertainment Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 12/01/2023	5.330%	544,500	537,013
Golden Nugget, Inc./Landry’s, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 10/04/2023	4.893%	1,128,075	1,127,252
Mohegan Tribal Gaming Authority(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/13/2023	6.112%	997,204	922,414
PCI Gaming Authority(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.000% 05/29/2026	5.112%	525,000	527,378
Scientific Games International, Inc.(b),(n)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	4.889%	2,343,838	2,313,884
Stars Group Holdings BV(b),(n)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	5.830%	1,995,424	2,000,293
Wynn Resorts Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 10/30/2024	4.370%	997,494	997,284
Total			16,218,684
Health Care 0.4%
Acadia Healthcare Co., Inc.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 02/16/2023	4.612%	997,447	997,447

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Air Methods Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/22/2024	5.830%	661,500	544,362
athenahealth, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 02/11/2026	6.681%	498,750	495,947
Avantor Funding, Inc.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/21/2024	5.112%	238,305	240,193
Carestream Health, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 02/28/2021	7.862%	638,739	607,600
Change Healthcare Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	4.612%	1,007,063	995,310
Davita, Inc.(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 08/12/2026		1,000,000	1,001,060
Diplomat Pharmacy, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 12/20/2024	6.620%	800,000	740,000
Envision Healthcare Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	5.862%	1,169,125	902,342
Gentiva Health Services, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 07/02/2025	5.875%	1,076,036	1,075,369
HCA, Inc.(b),(n)
Tranche B10 Term Loan
3-month USD LIBOR + 2.000% 03/13/2025	4.330%	739,388	741,354
IQVIA, Inc./Quintiles IMS(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	4.008%	495,000	493,916
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MPH Acquisition Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/07/2023	5.080%	1,101,441	1,022,963
National Mentor Holdings, Inc./Civitas Solutions, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	6.370%	469,583	467,531
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% 03/09/2026	6.370%	29,240	29,112
Ortho-Clinical Diagnostics, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 06/30/2025	5.563%	1,078,648	1,015,277
Owens & Minor, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 04/30/2025	6.730%	1,014,750	858,479
PAREXEL International Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 09/27/2024	4.862%	699,220	656,142
Phoenix Guarantor, Inc./BrightSpring(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 03/05/2026	6.744%	500,000	497,375
Pluto Acquisition I, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 06/22/2026	7.278%	1,000,000	985,000
RegionalCare Hospital Partners Holdings, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/16/2025	6.645%	1,995,000	1,987,519
Select Medical Corp.(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 03/06/2025	4.850%	1,554,334	1,545,273
Sterigenics-Nordion Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/15/2022	5.112%	1,091,634	1,069,801
Team Health Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/06/2024	4.862%	488,750	392,344
Total			19,361,716

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	35

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.2%
Crown Finance US, Inc./Cineworld Group PLC(b),(n)
Term Loan
3-month USD LIBOR + 2.250% 02/28/2025	4.362%	1,986,504	1,970,572
Formula One Management Ltd.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	4.612%	1,098,574	1,074,548
Life Time Fitness, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/10/2022	4.874%	1,602,634	1,593,947
Metro-Goldwyn-Mayer, Inc.(b),(d),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	4.620%	719,562	716,864
Metro-Goldwyn-Mayer, Inc.(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	6.620%	550,000	534,875
NAI Entertainment Holdings LLC(b),(d),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	4.620%	620,313	620,313
Six Flags Theme Parks, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 04/17/2026	4.120%	500,000	500,315
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(b),(n)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	4.870%	1,698,036	1,647,095
Total			8,658,529
Lodging 0.0%
Four Seasons Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 11/30/2023	4.112%	997,442	998,270
Hilton Worldwide Finance LLC(b),(n),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	3.895%	887,699	889,403
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
RHP Hotel Properties LP(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 05/11/2024	4.330%	586,500	586,870
Total			2,474,543
Media and Entertainment 0.5%
Cengage Learning, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/07/2023	6.362%	1,408,571	1,347,425
Clear Channel Outdoor Holdings, Inc.(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026		1,000,000	998,750
Cumulus Media New Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.500% Floor 2.000% 05/13/2022	0.000%	1,000,000	1,002,500
Diamond Sports Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 08/24/2026	5.420%	1,750,000	1,750,000
Emerald Expositions Holding, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.862%	1,684,836	1,642,715
Entravision Communications Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	5.080%	547,605	533,230
Gray Television, Inc.(b),(n)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	4.832%	1,992,494	1,992,075
iHeartCommunications, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/01/2026	6.230%	234,001	234,528
ION Media Networks, Inc.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 12/18/2024	5.125%	1,549,109	1,545,623
Learfield Communications LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	5.370%	1,179,960	1,181,801

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lions Gate Capital Holdings LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	4.362%	1,703,978	1,697,588
Meredith Corp.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.862%	1,477,880	1,479,550
Mission Broadcasting, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	4.480%	106,077	105,584
Montreign Operating Co., LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/24/2023	10.374%	1,333,343	1,173,342
Nascar Holdings, Inc.(b),(n),(o)
Term Loan
3-month USD LIBOR + 2.750% 07/27/2026		750,000	753,593
NEP Group, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/20/2025	5.362%	997,494	971,559
Nexstar Broadcasting, Inc.(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 06/19/2026		1,000,000	1,000,000
Nexstar Broadcasting, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	4.366%	532,494	530,023
Nielsen Finance LLC/VNU, Inc.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	4.211%	1,951,955	1,941,376
Radio One, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 04/18/2023	6.120%	1,335,149	1,291,757
Sinclair Television Group, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2024	4.370%	1,496,164	1,491,301
Tribune Media Co.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 12/27/2020	5.112%	60,422	60,347
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche C Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 01/26/2024	5.112%	836,734	835,128
Univision Communications, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 03/15/2024	4.862%	988,655	943,988
Total			26,503,783
Metals and Mining 0.0%
Big River Steel LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	7.330%	405,154	405,154
Harsco Corp.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 12/06/2024	4.375%	479,181	479,574
Total			884,728
Midstream 0.1%
Equitrans Midstream Corp.(b),(n)
Term Loan
3-month USD LIBOR + 4.500% 01/31/2024	6.612%	497,500	495,759
GIP III Stetson I/II LP(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	6.432%	1,693,242	1,614,405
Lower Cadence Holdings LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	6.145%	650,000	632,534
Prairie ECI Acquiror LP(b),(n)
Term Loan
3-month USD LIBOR + 4.750% 03/11/2026	7.080%	1,496,250	1,458,096
Southcross Energy Partners LP(b),(n),(q)
Debtor in Possession Letter of Credit Term Loan
3-month USD LIBOR + 9.000% 10/01/2019	0.000%	216,240	218,402
Debtor in Possession Term Loan
3-month USD LIBOR + 10.000% Floor 1.000% 10/01/2019	12.250%	117,949	119,129

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	37

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Delayed Draw Debtor in Possession Term Loan
3-month USD LIBOR + 10.000% 10/01/2019	12.200%	116,960	118,130
Southcross Energy Partners LP(b),(n)
Term Loan
3-month USD LIBOR + 5.250% 10/01/2019	10.500%	200,207	191,197
3-month USD LIBOR + 5.250% Floor 1.000% 10/01/2019	10.500%	72,056	68,814
3-month USD LIBOR + 6.250% 10/01/2019	10.500%	236,983	177,737
Total			5,094,203
Oil Field Services 0.1%
Apergy Corp.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	4.625%	1,443,373	1,440,674
Fieldwood Energy LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 04/11/2022	7.506%	275,952	241,803
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 04/11/2023	9.506%	372,536	279,137
MRC Global, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	5.112%	1,055,163	1,055,163
Traverse Midstream Partners LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 09/27/2024	6.260%	1,717,050	1,616,895
Total			4,633,672
Other Financial Institutions 0.1%
IRI Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 12/01/2025	6.624%	1,246,250	1,186,530
Lifescan Global Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	8.660%	1,278,625	1,199,989
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
UFC Holdings LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/29/2026	5.370%	1,573,494	1,573,116
Total			3,959,635
Other Industry 0.2%
Filtration Group Corp.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 03/29/2025	5.112%	855,268	854,738
Hamilton Holdco LLC/Reece International Pty Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 07/02/2025	4.330%	997,481	997,481
Harland Clarke Holdings Corp.(b),(n)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 11/03/2023	7.080%	1,207,284	935,645
Hillman Group, Inc. (The)(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	6.112%	668,250	646,866
II-VI, Inc.(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 05/08/2026		1,500,000	1,492,500
Interior Logic Group Holdings IV LLC(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	6.330%	843,625	829,916
Lightstone Holdco LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	5.862%	1,289,449	1,241,094
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	5.862%	72,727	70,000
RBS Global, Inc./Rexnord LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 08/21/2024	4.112%	1,000,000	1,003,380
Titan Acquisition Ltd./Husky IMS International Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	5.112%	640,637	613,590
Total			8,685,210

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.1%
ESH Hospitality, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 08/30/2023	4.112%	1,745,614	1,745,893
VICI Properties 1 LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 12/20/2024	4.170%	1,811,364	1,813,954
Total			3,559,847
Packaging 0.3%
Anchor Glass Container Corp.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	4.967%	821,435	712,086
Berry Global, Inc.(b),(n)
Tranche R Term Loan
3-month USD LIBOR + 2.250% 01/19/2024	4.451%	1,202,721	1,201,651
Tranche T Term Loan
3-month USD LIBOR + 2.000% 01/06/2021	4.201%	91,328	91,328
Consolidated Container Co., LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 05/22/2024	4.862%	442,142	435,143
Flex Acquisition Co., Inc./Novolex(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/29/2023	5.319%	1,232,494	1,171,830
LABL, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.500% 07/01/2026	6.730%	775,000	772,822
Packaging Coordinators Midco, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/30/2023	6.330%	694,505	691,609
Plastipak Holdings, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 10/14/2024	4.620%	1,726,912	1,720,005
Printpack Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/26/2023	5.125%	750,630	744,061
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ProAmpac PG Borrower LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/20/2023	5.703%	874,386	835,765
2nd Lien Term Loan
3-month USD LIBOR + 8.500% Floor 1.000% 11/18/2024	10.624%	700,000	663,831
Reynolds Group Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	4.862%	2,246,606	2,244,202
Spectrum Holdings III Corp.(b),(d),(n)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 01/31/2026	9.112%	425,000	388,875
Tricorbraun Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 11/30/2023	6.018%	439,057	426,983
Trident TPI Holdings, Inc.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 10/17/2024	5.362%	709,175	676,376
Twist Beauty International Holdings S.A.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/22/2024	5.524%	591,263	573,524
Total			13,350,091
Pharmaceuticals 0.2%
Bausch Health Companies, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.201%	1,553,773	1,555,529
3-month USD LIBOR + 2.750% 11/27/2025	4.951%	208,125	207,917
Catalent Pharma Solutions, Inc.(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 05/18/2026	4.362%	997,500	1,000,413
Endo Finance Co. I SARL(b),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	6.375%	1,458,592	1,329,142

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	39

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Grifols Worldwide Operations Ltd.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/31/2025	4.385%	726,938	727,345
Jaguar Holding Co. I LLC/Pharmaceutical Product Development LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/18/2022	4.612%	1,248,000	1,240,025
Mallinckrodt International Finance SA(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 02/24/2025	5.175%	969,938	742,002
Nestlé Skin Health(b),(n),(o)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000%	6.593%	600,000	599,550
RPI Finance Trust(b),(n)
Tranche B6 Term Loan
3-month USD LIBOR + 2.000% 03/27/2023	4.112%	1,397,260	1,399,202
Total			8,801,125
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/09/2025	5.145%	573,138	556,351
Asurion LLC(b),(n)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	8.612%	725,000	735,012
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	5.112%	1,211,529	1,211,747
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	5.112%	405,041	405,114
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	5.112%	997,481	997,481
HUB International Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.267%	1,469,500	1,438,832
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	5.362%	995,000	963,906
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
USI, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	5.330%	1,761,438	1,718,142
Total			8,026,585
Restaurants 0.1%
Carrols Restaurant Group, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 04/30/2026	5.400%	500,000	483,125
IRB Holding Corp./Arby’s/Buffalo Wild Wings(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/05/2025	5.550%	618,056	613,229
KFC Holding Co./Yum! Brands(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.932%	1,654,387	1,649,903
New Red Finance, Inc./Burger King/Tim Hortons(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/16/2024	4.362%	2,952,949	2,947,162
Total			5,693,419
Retailers 0.2%
Academy Ltd.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 07/01/2022	6.235%	479,418	319,014
AI Aqua Merger Sub, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	5.362%	343,875	327,111
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	5.362%	634,863	605,901
ASP Unifrax Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 12/12/2025	6.080%	497,500	478,844
Bass Pro Group LLC(b),(n)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 09/25/2024	7.112%	485,032	460,479

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Belk, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 12/12/2022	6.944%	530,607	412,250
BJ’s Wholesale Club, Inc.(b),(n)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/03/2024	4.944%	842,009	842,186
Burlington Coat Factory Warehouse Corp.(b),(n)
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 11/17/2024	4.200%	721,423	723,003
Harbor Freight Tools U.S.A., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/18/2023	4.612%	1,929,828	1,854,449
J.Crew Group, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.220% Floor 1.000% 03/05/2021	5.405%	500,122	431,495
JC Penney Corp., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/23/2023	6.394%	740,000	631,376
Michaels Stores, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/30/2023	4.626%	994,360	942,156
Party City Holdings, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/19/2022	4.620%	1,144,845	1,129,996
Total			9,158,260
Supermarkets 0.0%
Albertsons LLC(b),(n)
Tranche B7 Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 11/17/2025	4.862%	489,936	491,469
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B8 Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 08/17/2026	4.862%	833,226	836,351
Total			1,327,820
Technology 1.3%
Applied Systems, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/19/2024	5.330%	1,381,153	1,375,974
Ascend Learning LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	5.112%	1,368,016	1,354,336
Avaya, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	6.439%	2,005,913	1,968,302
Boxer Parent Co., Inc./BMC Software, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 10/02/2025	6.580%	996,247	939,521
CDS US Intermediate Holdings, Inc.(b),(n)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 07/10/2023	10.580%	1,000,000	905,000
Celestica, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	4.270%	993,741	963,928
CommScope, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	5.362%	1,500,000	1,491,255
Cyxtera DC Holdings, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	5.210%	997,455	933,120
Dawn Acquisition LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	6.080%	870,625	851,036
Dell International LLC/EMC Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 09/07/2023	4.120%	2,882,497	2,888,175

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	41

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DigiCert Holdings, Inc.(b),(n),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 08/07/2026		650,000	647,289
DigiCert, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/31/2024	6.112%	668,263	668,263
DigiCert, Inc.(b),(d),(n)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 10/31/2025	10.112%	420,000	419,475
Dun & Bradstreet Corp. (The)(b),(n)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	7.145%	750,000	751,560
Evertec Group LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	5.612%	1,497,500	1,500,315
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.362%	1,839,629	1,817,094
Hyland Software, Inc.(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 07/01/2024	5.362%	688,986	685,975
Infor US, Inc.(b),(n)
Tranche B6 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/01/2022	5.080%	886,582	885,660
Informatica LLC(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 08/05/2022	5.362%	823,301	823,474
ION Trading Technologies SARL(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/21/2024	6.651%	1,493,978	1,432,979
Leidos, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 08/22/2025	3.875%	785,714	786,555
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
MA FinanceCo LLC/Micro Focus International PLC(b),(n)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 11/19/2021	4.362%	342,594	339,473
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.612%	212,735	206,353
Maxar Technologies Ltd.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	4.870%	985,000	860,644
McAfee LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	5.866%	1,020,148	1,020,403
McDermott International, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 05/12/2025	7.112%	666,562	610,325
Microchip Technology, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	4.120%	1,542,264	1,540,814
Misys Ltd./Almonde/Tahoe/Finastra USA(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	5.696%	675,009	650,445
MYOB US Borrower LLC(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	6.112%	1,300,000	1,299,194
Natel Engineering Co., Inc.(b),(n)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	7.116%	598,500	598,500
Neustar, Inc.(b),(n)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/08/2024	5.612%	996,199	964,819
Oberthur Technologies Holding SAS(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	6.080%	827,138	798,536
ON Semiconductor Corp.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 03/31/2023	3.862%	2,000,000	1,994,580

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Perspecta, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	4.362%	816,750	816,750
Plantronics, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	4.612%	1,669,069	1,660,723
Project Alpha Intermediate Holding, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.810%	481,082	474,169
3-month USD LIBOR + 4.250% 04/26/2024	6.560%	1,472,776	1,468,181
Rackspace Hosting, Inc.(b),(n),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/03/2023	5.287%	1,437,353	1,329,997
Refinitiv US Holdings, Inc.(a),(b),(n)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.862%	1,992,494	2,001,340
Riverbed Technology, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/24/2022	5.370%	909,378	755,165
Rovi Solutions Corp./Guides, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 07/02/2021	4.620%	750,000	739,372
RP Crown Parent LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 10/12/2023	4.862%	498,721	497,225
Sabre GLBL, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 02/22/2024	4.112%	1,872,147	1,873,195
Science Applications International Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	3.862%	992,500	988,778
SCS Holdings I, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.250% 07/01/2026	6.569%	875,000	874,177
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Seattle SpinCo, Inc./Micro Focus International PLC(b),(n)
Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.612%	1,190,788	1,155,065
Shutterfly, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.750% 08/17/2024	4.870%	355,691	355,321
SS&C Technologies Holdings, Inc.(b),(n)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.362%	315,226	315,541
Tranche B4 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.362%	213,013	213,226
Tranche B5 Term Loan
3-month USD LIBOR + 2.250% 04/16/2025	4.362%	1,994,945	1,994,666
Tempo Acquisition LLC(b),(n)
Term Loan
3-month USD LIBOR + 3.000% 05/01/2024	5.112%	1,928,455	1,926,855
TIBCO Software, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 4.000% 06/30/2026	6.250%	1,000,000	999,060
TTM Technologies, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	4.730%	1,885,898	1,880,391
Ultimate Software Group, Inc. (The)(b),(n)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	6.080%	2,000,000	2,003,580
Verint Systems, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 06/28/2024	4.230%	580,313	582,130
Veritas US, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 01/27/2023	6.648%	719,957	682,519
Verscend Holding Corp.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 08/27/2025	6.612%	1,070,678	1,072,348
Western Digital Corp.(b),(n)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/29/2023	3.862%	1,994,949	1,987,468

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	43

Portfolio of Investments  (continued)
August 31, 2019
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Xperi Corp.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 12/01/2023	4.612%	405,764	400,185
Total			64,020,799
Transportation Services 0.0%
HFOTCO LLC(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 06/26/2025	4.870%	1,497,487	1,489,072
Wireless 0.1%
Cellular South, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	4.508%	494,949	490,930
Numericable US LLC(b),(n)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	4.862%	977,500	942,242
SBA Senior Finance II LLC(b),(n)
Term Loan
3-month USD LIBOR + 2.000% 04/11/2025	4.120%	2,496,222	2,480,371
Sprint Communications, Inc.(b),(n)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/02/2024	4.625%	1,031,659	1,024,241
3-month USD LIBOR + 3.000% Floor 0.750% 02/02/2024	5.125%	997,494	994,691
Switch Ltd.(b),(n)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% 06/27/2024	4.362%	563,500	563,500
Total			6,495,975
Wirelines 0.1%
CenturyLink, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.862%	1,315,074	1,295,348
Level 3 Financing, Inc.(b),(n)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 02/22/2024	4.362%	1,250,000	1,250,525
Senior Loans (continued)
Borrower	Coupon Rate		Principal Amount ($)	Value ($)
Southwire Co., LLC(b),(n)
Term Loan
3-month USD LIBOR + 1.750% 05/19/2025	3.862%		990,000	985,357
Windstream Services LLC(b),(n),(q)
Debtor in Possession Term Loan
3-month USD LIBOR + 2.500% 02/26/2021	4.620%		1,000,000	1,002,500
Windstream Services LLC(b),(n)
Tranche B6 Term Loan
3-month USD LIBOR + 6.000% Floor 0.750% 03/29/2021	10.250%		599,908	608,427
Total				5,142,157
Total Senior Loans (Cost $354,536,273)				347,732,674

Treasury Bills(i) 0.1%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Nigeria 0.1%
Nigeria OMO Bill
02/20/2020	13.860%	NGN	2,000,000,000	5,169,244
Nigeria Treasury Bill
01/16/2020	13.500%	NGN	889,000,000	2,329,838
Total				7,499,082
Total Treasury Bills (Cost $7,491,103)				7,499,082

U.S. Treasury Obligations 0.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
U.S. Treasury
08/15/2048	3.000%		8,265,000	10,134,956
Total U.S. Treasury Obligations (Cost $8,197,847)				10,134,956

Warrants 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
iHeartCommunications, Inc.(h)	11,995	160,217
Total Communication Services		160,217
Total Warrants (Cost $203,915)		160,217

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Money Market Funds 5.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(r),(s)	247,839,387	247,814,603
Total Money Market Funds (Cost $247,826,407)		247,814,603
Total Investments in Securities (Cost: $5,440,669,575)		5,554,960,870
Other Assets & Liabilities, Net		(551,817,548)
Net Assets		5,003,143,322
At August 31, 2019, securities and/or cash totaling $43,406,053 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
230,031,878 MXN	11,979,579 USD	Morgan Stanley	09/10/2019	513,766	—
18,480,458 EUR	20,677,785 USD	UBS	09/10/2019	357,195	—
Total				870,961	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	8,374	12/2019	USD	1,809,765,332	898,748	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(2,049)	09/2019	EUR	(279,135,270)	—	(5,548,306)
U.S. Treasury 10-Year Note	(2,738)	12/2019	USD	(360,645,938)	—	(775,949)
U.S. Treasury 5-Year Note	(848)	12/2019	USD	(101,740,125)	—	(160,739)
U.S. Ultra Treasury Bond	(641)	12/2019	USD	(126,557,438)	—	(1,418,653)
Total					—	(7,903,647)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(380,000,000)	(380,000,000)	1.65	11/04/2019	(2,698,000)	(11,229,304)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(210,000,000)	(210,000,000)	1.15	11/29/2019	(1,701,000)	(1,543,605)
10-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(210,000,000)	(210,000,000)	1.15	11/29/2019	(1,785,000)	(1,543,605)
Total							(6,184,000)	(14,316,514)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	45

Portfolio of Investments  (continued)
August 31, 2019
Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.193%	Receives at Maturity, Pays at Maturity	Goldman Sachs International	11/23/2028	USD	45,300,000	(1,935,042)	—	—	—	—	(1,935,042)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.017%	Receives at Maturity, Pays at Maturity	Goldman Sachs International	07/18/2029	USD	48,500,000	(1,085,078)	—	—	—	—	(1,085,078)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.017%	Receives at Maturity, Pays at Maturity	JPMorgan	12/21/2028	USD	41,750,000	(1,029,132)	—	—	—	—	(1,029,132)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.953%	Receives at Maturity, Pays at Maturity	JPMorgan	01/08/2029	USD	42,000,000	(745,808)	—	—	—	—	(745,808)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.900%	Receives at Maturity, Pays at Maturity	JPMorgan	06/27/2029	USD	47,700,000	(468,103)	—	—	—	—	(468,103)
U.S. CPI Urban Consumers NSA	Fixed rate of 2.193%	Receives at Maturity, Pays at Maturity	Morgan Stanley	12/07/2028	USD	45,300,000	(1,945,971)	—	—	—	—	(1,945,971)
Total							(7,209,134)	—	—	—	—	(7,209,134)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
28-Day MXN TIIE-Banxico	Fixed rate of 8.100%	Receives at Maturity, Pays at Maturity	Morgan Stanley	05/31/2021	MXN	1,993,000,000	(1,632,161)	—	—	—	(1,632,161)
28-Day MXN TIIE-Banxico	Fixed rate of 8.130%	Receives at Maturity, Pays at Maturity	Morgan Stanley	06/01/2021	MXN	1,540,987,865	(1,304,435)	—	—	—	(1,304,435)
Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	(809,776)	—	—	—	(809,776)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	(446,140)	—	—	—	(446,140)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays Semi-annually	Morgan Stanley	08/09/2049	USD	53,500,000	(3,026,658)	—	—	—	(3,026,658)
Total							(7,219,170)	—	—	—	(7,219,170)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	13,000,000	438,750	(6,500)	553,808	—	—	(121,558)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	24,000,000	810,000	(12,000)	1,396,276	—	—	(598,276)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	USD	24,000,000	810,000	(12,000)	1,438,297	—	—	(640,297)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,500,000	567,656	(5,250)	599,590	—	—	(37,184)
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Credit default swap contracts - buy protection (continued)
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	24,000,000	1,297,500	(12,000)	1,353,206	—	—	(67,706)
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	24,000,000	1,297,500	(12,000)	1,258,059	—	27,441	—
Total							5,221,406	(59,750)	6,599,236	—	27,441	(1,465,021)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 32	Morgan Stanley	06/20/2024	5.000	Quarterly	USD	331,471,800	(7,460,075)	—	—	—	(7,460,075)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	8.260%
3-Month USD LIBOR	London Interbank Offered Rate	2.138%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	1.750%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2019, the total value of these securities amounted to $2,791,315,418, which represents 55.79% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of August 31, 2019.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At August 31, 2019, the total value of these securities amounted to $24,565,127, which represents 0.49% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Zero coupon bond.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of August 31, 2019.
(h)	Non-income producing investment.
(i)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(j)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2019.
(k)	Principal and interest may not be guaranteed by the government.
(l)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(m)	Represents a security purchased on a when-issued basis.
(n)	The stated interest rate represents the weighted average interest rate at August 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(o)	Represents a security purchased on a forward commitment basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	47

Portfolio of Investments  (continued)
August 31, 2019
Notes to Portfolio of Investments  (continued)
(p)	At August 31, 2019, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Allied Universal Holdco LLC Delayed Draw Term Loan 07/10/2026 6.507%	37,905

(q)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(r)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(s)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	266,189,567	1,676,462,534	(1,694,812,714)	247,839,387	(9,748)	6,359	4,724,468	247,814,603
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
DOP	Dominican Republic Peso
EUR	Euro
MXN	Mexican Peso
NGN	Nigerian Naira
RUB	Russian Ruble
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	505,746,005	53,475,785	559,221,790
Commercial Mortgage-Backed Securities - Non-Agency	—	201,878,578	—	201,878,578
Common Stocks
Communication Services	189,413	—	—	189,413
Consumer Discretionary	—	69,859	—	69,859
Energy	—	249,284	—	249,284
Materials	—	—	83,722	83,722
Utilities	—	—	17,979	17,979
Total Common Stocks	189,413	319,143	101,701	610,257
Corporate Bonds & Notes	—	1,908,242,789	—	1,908,242,789
Foreign Government Obligations	—	412,694,028	—	412,694,028
Inflation-Indexed Bonds	—	32,868,291	—	32,868,291
Residential Mortgage-Backed Securities - Agency	—	812,268,307	14,668,100	826,936,407
Residential Mortgage-Backed Securities - Non-Agency	—	986,618,108	12,549,090	999,167,198
Senior Loans	—	340,378,732	7,353,942	347,732,674
Treasury Bills	—	7,499,082	—	7,499,082
U.S. Treasury Obligations	10,134,956	—	—	10,134,956
Warrants
Communication Services	—	160,217	—	160,217
Total Warrants	—	160,217	—	160,217
Money Market Funds	247,814,603	—	—	247,814,603
Total Investments in Securities	258,138,972	5,208,673,280	88,148,618	5,554,960,870
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	870,961	—	870,961
Futures Contracts	898,748	—	—	898,748
Swap Contracts	—	27,441	—	27,441
Liability
Futures Contracts	(7,903,647)	—	—	(7,903,647)
Options Contracts Written	—	(14,316,514)	—	(14,316,514)
Swap Contracts	—	(23,353,400)	—	(23,353,400)
Total	251,134,073	5,171,901,768	88,148,618	5,511,184,459
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	49

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 08/31/2019 ($)
Asset-Backed Securities — Non-Agency	35,696,430	127,817	(1,237,500)	(7,736,693)	29,800,000	(3,174,269)	—	—	53,475,785
Common Stocks	81,862	—	—	4,217	—	—	15,622	—	101,701
Residential Mortgage-Backed Securities — Agency	—	(8,964)	—	(249,277)	14,926,341	—	—	—	14,668,100
Residential Mortgage-Backed Securities — Non-Agency	18,443,124	17,214	—	224,016	—	(77,039)	—	(6,058,225)	12,549,090
Senior Loans	9,188,944	1,718	24,790	(321,340)	1,235,018	(2,532,576)	5,915,387	(6,157,999)	7,353,942
Total	63,410,360	137,785	(1,212,710)	(8,079,077)	45,961,359	(5,783,884)	5,931,009	(12,216,224)	88,148,618
(a) Change in unrealized appreciation (depreciation) relating to securities held at August 31, 2019 was $(8,947,014), which is comprised of Asset-Backed Securities — Non-Agency of $(8,636,693), Common Stocks of $4,217, Residential Mortgage-Backed Securities — Agency of $(249,277), Residential Mortgage-Backed Securities — Non-Agency of $224,016 and Senior Loans of $(289,277).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, residential mortgage backed securities, asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Annual Report 2019

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,192,843,168)	$5,307,146,267
Affiliated issuers (cost $247,826,407)	247,814,603
Cash	4,487,056
Foreign currency (cost $882,434)	860,894
Cash collateral held at broker for:
Swap contracts	5,130,000
Options contracts written	10,316,000
TBA	67,000
Other (a)	1,624,000
Margin deposits on:
Futures contracts	7,860,813
Swap contracts	18,408,240
Unrealized appreciation on forward foreign currency exchange contracts	870,961
Unrealized appreciation on swap contracts	27,441
Upfront payments on swap contracts	6,599,236
Receivable for:
Investments sold	5,215,521
Investments sold on a delayed delivery basis	1,370,164
Capital shares sold	9,682,451
Dividends	399,861
Interest	38,276,591
Foreign tax reclaims	242,498
Variation margin for futures contracts	785,062
Variation margin for swap contracts	268,977
Prepaid expenses	30,486
Trustees’ deferred compensation plan	328,735
Total assets	5,667,812,857
Liabilities
Option contracts written, at value (premiums received $6,184,000)	14,316,514
Unrealized depreciation on swap contracts	8,674,155
Payable for:
Investments purchased	272,675,730
Investments purchased on a delayed delivery basis	358,414,650
Capital shares purchased	8,308,318
Variation margin for futures contracts	679,082
Variation margin for swap contracts	413,904
Foreign capital gains taxes deferred	10,947
Management services fees	76,391
Distribution and/or service fees	15,419
Transfer agent fees	424,757
Compensation of board members	57,022
Compensation of chief compliance officer	297
Other expenses	273,614
Trustees’ deferred compensation plan	328,735
Total liabilities	664,669,535
Net assets applicable to outstanding capital stock	$5,003,143,322
Represented by
Paid in capital	4,956,541,532
Total distributable earnings (loss) (Note 2)	46,601,790
Total - representing net assets applicable to outstanding capital stock	$5,003,143,322
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	51

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$1,101,846,703
Shares outstanding	183,191,990
Net asset value per share	$6.01
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$6.31
Advisor Class
Net assets	$285,982,942
Shares outstanding	48,437,063
Net asset value per share	$5.90
Class C
Net assets	$282,017,938
Shares outstanding	46,887,591
Net asset value per share	$6.01
Institutional Class
Net assets	$2,843,762,286
Shares outstanding	481,075,302
Net asset value per share	$5.91
Institutional 2 Class
Net assets	$287,752,684
Shares outstanding	48,650,493
Net asset value per share	$5.91
Institutional 3 Class
Net assets	$192,494,032
Shares outstanding	32,660,615
Net asset value per share	$5.89
Class R
Net assets	$9,286,737
Shares outstanding	1,533,347
Net asset value per share	$6.06

(a)	Includes collateral related to options contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Annual Report 2019

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$9,866,267
Dividends — affiliated issuers	4,724,468
Interest	214,782,843
Total income	229,373,578
Expenses:
Management services fees	24,981,150
Distribution and/or service fees
Class A	2,624,834
Class C	2,831,325
Class R	40,782
Class T	7
Transfer agent fees
Class A	1,068,171
Advisor Class	212,717
Class C	287,717
Institutional Class	2,493,597
Institutional 2 Class	155,354
Institutional 3 Class	17,994
Class R	8,307
Class T	2
Compensation of board members	79,219
Custodian fees	171,184
Printing and postage fees	333,737
Registration fees	435,690
Audit fees	59,591
Legal fees	90,970
Interest on collateral	214,569
Compensation of chief compliance officer	1,746
Other	207,217
Total expenses	36,315,880
Net investment income	193,057,698
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(17,406,293)
Investments — affiliated issuers	(9,748)
Foreign currency translations	(363,699)
Forward foreign currency exchange contracts	3,385,268
Futures contracts	(69,829,744)
Options purchased	29,974,001
Options contracts written	(18,592,329)
Swap contracts	7,212,145
Net realized loss	(65,630,399)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	196,109,535
Investments — affiliated issuers	6,359
Foreign currency translations	(99,621)
Forward foreign currency exchange contracts	(209,491)
Futures contracts	(4,734,345)
Options contracts written	(8,277,134)
Swap contracts	(12,087,924)
Foreign capital gains tax	(10,947)
Net change in unrealized appreciation (depreciation)	170,696,432
Net realized and unrealized gain	105,066,033
Net increase in net assets resulting from operations	$298,123,731
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	53

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$193,057,698	$166,682,609
Net realized gain (loss)	(65,630,399)	35,506,185
Net change in unrealized appreciation (depreciation)	170,696,432	(156,479,237)
Net increase in net assets resulting from operations	298,123,731	45,709,557
Distributions to shareholders
Net investment income and net realized gains
Class A	(47,250,310)
Advisor Class	(9,668,574)
Class C	(10,684,840)
Institutional Class	(118,178,693)
Institutional 2 Class	(12,730,039)
Institutional 3 Class	(9,937,476)
Class R	(346,766)
Class T	(188)
Net investment income
Class A		(36,783,334)
Advisor Class		(4,542,419)
Class C		(8,829,242)
Institutional Class		(80,040,757)
Institutional 2 Class		(8,090,127)
Institutional 3 Class		(6,090,722)
Class K		(1,541)
Class R		(218,449)
Class T		(333)
Net realized gains
Class A		(10,886,907)
Advisor Class		(1,096,130)
Class C		(3,422,323)
Institutional Class		(20,637,145)
Institutional 2 Class		(1,834,492)
Institutional 3 Class		(1,513,560)
Class K		(868)
Class R		(67,029)
Class T		(99)
Total distributions to shareholders (Note 2)	(208,796,886)	(184,055,477)
Increase in net assets from capital stock activity	550,922,268	822,626,469
Total increase in net assets	640,249,113	684,280,549
Net assets at beginning of year	4,362,894,209	3,678,613,660
Net assets at end of year	$5,003,143,322	$4,362,894,209
Undistributed net investment income	$11,986,691	$29,869,724
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	44,350,234	262,412,358	44,188,454	265,433,665
Distributions reinvested	7,512,413	44,142,069	7,388,374	44,254,936
Redemptions	(48,550,801)	(286,234,016)	(52,463,421)	(314,442,008)
Net increase (decrease)	3,311,846	20,320,411	(886,593)	(4,753,407)
Advisor Class
Subscriptions	35,349,014	203,562,249	15,537,079	91,567,323
Distributions reinvested	1,601,003	9,282,730	951,595	5,592,213
Redemptions	(13,383,029)	(77,324,048)	(8,305,133)	(48,991,987)
Net increase	23,566,988	135,520,931	8,183,541	48,167,549
Class C
Subscriptions	10,306,167	61,056,449	13,698,047	82,517,615
Distributions reinvested	1,681,431	9,872,515	1,903,299	11,407,704
Redemptions	(17,079,334)	(100,554,314)	(18,608,161)	(111,201,437)
Net decrease	(5,091,736)	(29,625,350)	(3,006,815)	(17,276,118)
Institutional Class
Subscriptions	223,732,861	1,301,702,712	225,430,309	1,330,678,843
Distributions reinvested	17,394,922	100,586,426	15,128,358	89,046,746
Redemptions	(173,915,513)	(1,003,305,003)	(140,624,281)	(828,503,098)
Net increase	67,212,270	398,984,135	99,934,386	591,222,491
Institutional 2 Class
Subscriptions	29,247,093	169,706,819	28,917,724	170,670,100
Distributions reinvested	2,200,304	12,723,813	1,686,660	9,917,976
Redemptions	(27,282,567)	(157,876,474)	(12,031,893)	(70,620,557)
Net increase	4,164,830	24,554,158	18,572,491	109,967,519
Institutional 3 Class
Subscriptions	18,464,680	106,337,046	25,895,863	152,998,263
Distributions reinvested	1,037,298	5,976,380	645,851	3,784,883
Redemptions	(19,579,020)	(113,163,229)	(10,563,193)	(62,268,549)
Net increase (decrease)	(77,042)	(849,803)	15,978,521	94,514,597
Class K
Distributions reinvested	—	—	359	2,162
Redemptions	—	—	(14,711)	(86,354)
Net decrease	—	—	(14,352)	(84,192)
Class R
Subscriptions	901,819	5,365,305	728,790	4,392,048
Distributions reinvested	48,569	287,426	36,709	221,196
Redemptions	(609,863)	(3,625,480)	(624,078)	(3,745,214)
Net increase	340,525	2,027,251	141,421	868,030
Class T
Redemptions	(1,650)	(9,465)	—	—
Net decrease	(1,650)	(9,465)	—	—
Total net increase	93,426,031	550,922,268	138,902,600	822,626,469
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	55

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$5.89	0.25	0.14	0.39	(0.23)	(0.04)	(0.27)
Year Ended 8/31/2018	$6.09	0.24	(0.18)	0.06	(0.20)	(0.06)	(0.26)
Year Ended 8/31/2017(e)	$5.97	0.20	0.06	0.26	(0.14)	—	(0.14)
Year Ended 10/31/2016	$5.79	0.22	0.15	0.37	(0.19)	—	(0.19)
Year Ended 10/31/2015	$6.13	0.23	(0.22)	0.01	(0.25)	(0.10)	(0.35)
Year Ended 10/31/2014	$6.27	0.25	0.03	0.28	(0.25)	(0.17)	(0.42)
Advisor Class
Year Ended 8/31/2019	$5.79	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$5.99	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.21	0.05	0.26	(0.15)	—	(0.15)
Year Ended 10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.18	0.26	0.03	0.29	(0.26)	(0.17)	(0.43)
Class C
Year Ended 8/31/2019	$5.89	0.20	0.14	0.34	(0.18)	(0.04)	(0.22)
Year Ended 8/31/2018	$6.09	0.19	(0.17)	0.02	(0.16)	(0.06)	(0.22)
Year Ended 8/31/2017(e)	$5.97	0.17	0.05	0.22	(0.10)	—	(0.10)
Year Ended 10/31/2016	$5.79	0.18	0.15	0.33	(0.15)	—	(0.15)
Year Ended 10/31/2015	$6.13	0.19	(0.22)	(0.03)	(0.21)	(0.10)	(0.31)
Year Ended 10/31/2014	$6.27	0.22	0.02	0.24	(0.21)	(0.17)	(0.38)
Institutional Class
Year Ended 8/31/2019	$5.80	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$5.99	0.25	(0.16)	0.09	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.22	0.04	0.26	(0.15)	—	(0.15)
Year Ended 10/31/2016	$5.70	0.23	0.16	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.24	(0.21)	0.03	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.18	0.27	0.02	0.29	(0.26)	(0.17)	(0.43)
Institutional 2 Class
Year Ended 8/31/2019	$5.80	0.26	0.13	0.39	(0.24)	(0.04)	(0.28)
Year Ended 8/31/2018	$6.00	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.88	0.22	0.06	0.28	(0.16)	—	(0.16)
Year Ended 10/31/2016	$5.71	0.24	0.14	0.38	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.04	0.25	(0.21)	0.04	(0.27)	(0.10)	(0.37)
Year Ended 10/31/2014	$6.19	0.27	0.02	0.29	(0.27)	(0.17)	(0.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Strategic Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$6.01	6.75%	0.95% (c)	0.95% (c)	4.20%	179%	$1,101,847
Year Ended 8/31/2018	$5.89	1.03%	0.94% (c)	0.94% (c),(d)	3.94%	152%	$1,059,907
Year Ended 8/31/2017(e)	$6.09	4.42%	0.95% (f),(g)	0.95% (d),(f),(g)	4.00% (f)	110%	$1,100,585
Year Ended 10/31/2016	$5.97	6.57%	1.03%	1.02% (d)	3.81%	168%	$1,770,085
Year Ended 10/31/2015	$5.79	0.25%	1.06%	1.03% (d)	3.94%	169%	$1,461,248
Year Ended 10/31/2014	$6.13	4.64%	1.04%	1.04% (d)	4.14%	124%	$1,313,683
Advisor Class
Year Ended 8/31/2019	$5.90	6.96%	0.70% (c)	0.70% (c)	4.42%	179%	$285,983
Year Ended 8/31/2018	$5.79	1.30%	0.69% (c)	0.69% (c),(d)	4.21%	152%	$143,983
Year Ended 8/31/2017(e)	$5.99	4.53%	0.71% (f),(g)	0.71% (d),(f),(g)	4.38% (f)	110%	$99,896
Year Ended 10/31/2016	$5.88	6.95%	0.77%	0.77% (d)	4.02%	168%	$53,447
Year Ended 10/31/2015	$5.70	0.52%	0.82%	0.78% (d)	4.20%	169%	$18,630
Year Ended 10/31/2014	$6.04	4.98%	0.79%	0.79% (d)	4.36%	124%	$5,683
Class C
Year Ended 8/31/2019	$6.01	5.97%	1.70% (c)	1.70% (c)	3.45%	179%	$282,018
Year Ended 8/31/2018	$5.89	0.28%	1.69% (c)	1.69% (c),(d)	3.19%	152%	$306,303
Year Ended 8/31/2017(e)	$6.09	3.78%	1.71% (f),(g)	1.71% (d),(f),(g)	3.33% (f)	110%	$334,829
Year Ended 10/31/2016	$5.97	5.78%	1.78%	1.77% (d)	3.05%	168%	$316,346
Year Ended 10/31/2015	$5.79	(0.49%)	1.81%	1.78% (d)	3.19%	169%	$219,782
Year Ended 10/31/2014	$6.13	4.00%	1.79%	1.66% (d)	3.52%	124%	$186,746
Institutional Class
Year Ended 8/31/2019	$5.91	6.96%	0.70% (c)	0.70% (c)	4.44%	179%	$2,843,762
Year Ended 8/31/2018	$5.80	1.47%	0.69% (c)	0.69% (c),(d)	4.20%	152%	$2,398,468
Year Ended 8/31/2017(e)	$5.99	4.53%	0.71% (f),(g)	0.71% (d),(f),(g)	4.42% (f)	110%	$1,881,221
Year Ended 10/31/2016	$5.88	6.95%	0.78%	0.77% (d)	4.05%	168%	$910,452
Year Ended 10/31/2015	$5.70	0.51%	0.81%	0.78% (d)	4.19%	169%	$574,482
Year Ended 10/31/2014	$6.04	4.97%	0.79%	0.79% (d)	4.39%	124%	$663,669
Institutional 2 Class
Year Ended 8/31/2019	$5.91	7.00%	0.66% (c)	0.66% (c)	4.49%	179%	$287,753
Year Ended 8/31/2018	$5.80	1.35%	0.65% (c)	0.65% (c)	4.26%	152%	$257,953
Year Ended 8/31/2017(e)	$6.00	4.77%	0.66% (f),(g)	0.65% (f),(g)	4.41% (f)	110%	$155,372
Year Ended 10/31/2016	$5.88	6.87%	0.67%	0.67%	4.11%	168%	$103,204
Year Ended 10/31/2015	$5.71	0.80%	0.68%	0.68%	4.32%	169%	$12,231
Year Ended 10/31/2014	$6.04	4.92%	0.67%	0.67%	4.47%	124%	$4,193
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	57

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 8/31/2019	$5.78	0.26	0.14	0.40	(0.25)	(0.04)	(0.29)
Year Ended 8/31/2018	$5.98	0.25	(0.17)	0.08	(0.22)	(0.06)	(0.28)
Year Ended 8/31/2017(e)	$5.87	0.22	0.05	0.27	(0.16)	—	(0.16)
Year Ended 10/31/2016	$5.69	0.24	0.15	0.39	(0.21)	—	(0.21)
Year Ended 10/31/2015	$6.03	0.25	(0.21)	0.04	(0.28)	(0.10)	(0.38)
Year Ended 10/31/2014	$6.17	0.27	0.03	0.30	(0.27)	(0.17)	(0.44)
Class R
Year Ended 8/31/2019	$5.93	0.23	0.15	0.38	(0.21)	(0.04)	(0.25)
Year Ended 8/31/2018	$6.13	0.22	(0.17)	0.05	(0.19)	(0.06)	(0.25)
Year Ended 8/31/2017(e)	$6.01	0.19	0.06	0.25	(0.13)	—	(0.13)
Year Ended 10/31/2016	$5.82	0.21	0.16	0.37	(0.18)	—	(0.18)
Year Ended 10/31/2015	$6.16	0.22	(0.22)	0.00 (h)	(0.24)	(0.10)	(0.34)
Year Ended 10/31/2014	$6.30	0.24	0.02	0.26	(0.23)	(0.17)	(0.40)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	8/31/2019	8/31/2018
Class A	less than 0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%
Class C	less than 0.01%	less than 0.01%
Institutional Class	less than 0.01%	less than 0.01%
Institutional 2 Class	less than 0.01%	less than 0.01%
Institutional 3 Class	less than 0.01%	less than 0.01%
Class R	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(f)	Annualized.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
08/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Strategic Income Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 8/31/2019	$5.89	7.08%	0.60% (c)	0.60% (c)	4.55%	179%	$192,494
Year Ended 8/31/2018	$5.78	1.40%	0.60% (c)	0.60% (c)	4.31%	152%	$189,195
Year Ended 8/31/2017(e)	$5.98	4.65%	0.64% (f),(g)	0.63% (f),(g)	4.75% (f)	110%	$100,173
Year Ended 10/31/2016	$5.87	7.13%	0.62%	0.62%	4.24%	168%	$10,642
Year Ended 10/31/2015	$5.69	0.68%	0.64%	0.64%	4.35%	169%	$10,704
Year Ended 10/31/2014	$6.03	5.15%	0.63%	0.63%	4.50%	124%	$1,582
Class R
Year Ended 8/31/2019	$6.06	6.62%	1.20% (c)	1.20% (c)	3.95%	179%	$9,287
Year Ended 8/31/2018	$5.93	0.77%	1.19% (c)	1.19% (c),(d)	3.70%	152%	$7,075
Year Ended 8/31/2017(e)	$6.13	4.18%	1.21% (f),(g)	1.21% (d),(f),(g)	3.83% (f)	110%	$6,443
Year Ended 10/31/2016	$6.01	6.45%	1.28%	1.27% (d)	3.54%	168%	$5,687
Year Ended 10/31/2015	$5.82	0.00% (h)	1.31%	1.28% (d)	3.69%	169%	$2,439
Year Ended 10/31/2014	$6.16	4.35%	1.29%	1.29% (d)	3.88%	124%	$1,629
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Annual Report 2019	59

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
60	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Strategic Income Fund | Annual Report 2019	61

Notes to Financial Statements  (continued)
August 31, 2019
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
62	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Columbia Strategic Income Fund | Annual Report 2019	63

Notes to Financial Statements  (continued)
August 31, 2019
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
64	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
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Notes to Financial Statements  (continued)
August 31, 2019
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage long or short exposure to an inflation index and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	27,441*
Credit risk	Upfront payments on swap contracts	6,599,236
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	870,961
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	898,748*
Total		8,396,386

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	8,925,096*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	7,903,647*
Interest rate risk	Options contracts written, at value	14,316,514
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	14,428,304*
Total		45,573,561

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
66	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	2,885,927	2,885,927
Foreign exchange risk	3,385,268	—	—	—	—	3,385,268
Interest rate risk	—	(69,829,744)	(18,592,329)	29,974,001	4,326,218	(54,121,854)
Total	3,385,268	(69,829,744)	(18,592,329)	29,974,001	7,212,145	(47,850,659)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(4,199,103)	(4,199,103)
Foreign exchange risk	(209,491)	—	—	—	(209,491)
Interest rate risk	—	(4,734,345)	(8,277,134)	(7,888,821)	(20,900,300)
Total	(209,491)	(4,734,345)	(8,277,134)	(12,087,924)	(25,308,894)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	639,458,403
Futures contracts — short	1,713,757,642
Credit default swap contracts — buy protection	337,488,350
Credit default swap contracts — sell protection	5,000,000

Derivative instrument	Average value ($)*
Options contracts — purchased	7,240,395
Options contracts — written	(8,167,416)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	833,850	(300,988)
Interest rate swap contracts	886,879	(8,206,982)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2019.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
Columbia Strategic Income Fund | Annual Report 2019	67

Notes to Financial Statements  (continued)
August 31, 2019
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
68	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2019:
	Citi ($) (a)	Citi ($) (a)	Goldman Sachs International ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	198,022	-	198,022
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	70,955	-	70,955
Forward foreign currency exchange contracts	-	-	-	-	-	513,766	-	357,195	870,961
OTC credit default swap contracts (c)	3,876,156	-	-	1,285,500	-	-	-	-	5,161,656
Total assets	3,876,156	-	-	1,285,500	-	513,766	268,977	357,195	6,301,594
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	413,904	-	413,904
Options contracts written	-	12,772,909	-	-	-	1,543,605	-	-	14,316,514
OTC interest rate swap contracts (c)	-	-	3,020,120	-	2,243,043	1,945,971	-	-	7,209,134
Total liabilities	-	12,772,909	3,020,120	-	2,243,043	3,489,576	413,904	-	21,939,552
Total financial and derivative net assets	3,876,156	(12,772,909)	(3,020,120)	1,285,500	(2,243,043)	(2,975,810)	(144,927)	357,195	(15,637,958)
Total collateral received (pledged) (d)	3,432,000	(10,316,000)	(2,940,000)	1,285,500	(2,190,000)	(1,624,000)	(144,927)	-	(12,497,427)
Net amount (e)	444,156	(2,456,909)	(80,120)	-	(53,043)	(1,351,810)	-	357,195	(3,140,531)

Columbia Strategic Income Fund | Annual Report 2019	69

Notes to Financial Statements  (continued)
August 31, 2019
(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
70	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal
Columbia Strategic Income Fund | Annual Report 2019	71

Notes to Financial Statements  (continued)
August 31, 2019
of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.560% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
72	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
Class T	0.02 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class T shares of the Fund, respectively. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
Although the Fund may have paid a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSC), received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00 (a)	1,234,181
Class C	—	1.00 (b)	27,566
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
Columbia Strategic Income Fund | Annual Report 2019	73

Notes to Financial Statements  (continued)
August 31, 2019
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.05%	1.05%
Advisor Class	0.80	0.80
Class C	1.80	1.80
Institutional Class	0.80	0.80
Institutional 2 Class	0.76	0.75
Institutional 3 Class	0.71	0.71
Class R	1.30	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, distribution reclassifications, foreign capital gains tax, investments in partnerships, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(30,636,356)	30,636,356	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
74	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
208,796,886	—	208,796,886	166,123,050	17,932,427	184,055,477
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
12,983,996	—	(38,721,549)	72,928,911
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,438,255,548	207,725,138	(134,796,227)	72,928,911
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(4,812,609)	(33,908,940)	(38,721,549)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,199,353,840 and $8,388,717,671, respectively, for the year ended August 31, 2019, of which $6,265,924,951 and $5,990,481,863, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Strategic Income Fund | Annual Report 2019	75

Notes to Financial Statements  (continued)
August 31, 2019
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign
76	Columbia Strategic Income Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At August 31, 2019, one unaffiliated shareholder of record owned 11.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.1% of the outstanding shares of the Fund in one or more accounts. Subscription and
Columbia Strategic Income Fund | Annual Report 2019	77

Notes to Financial Statements  (continued)
August 31, 2019
redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
78	Columbia Strategic Income Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic Income Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic Income Fund | Annual Report 2019	79

 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
80	Columbia Strategic Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Columbia Strategic Income Fund | Annual Report 2019	81

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
82	Columbia Strategic Income Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Strategic Income Fund | Annual Report 2019	83

 Board Consideration and Approval of Management
Agreement
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic Income Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
84	Columbia Strategic Income Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with funds using an investment strategy similar to that used by the Investment Manager for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the thirty-sixth, forty-eighth and twenty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and second quintiles,
Columbia Strategic Income Fund | Annual Report 2019	85

Board Consideration and Approval of Management
Agreement  (continued)

respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
86	Columbia Strategic Income Fund | Annual Report 2019

Board Consideration and Approval of Management
Agreement  (continued)

Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Strategic Income Fund | Annual Report 2019	87

Columbia Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN232_08_J01_(10/19)

Annual Report
August 31, 2019
Multi-Manager International Equity Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Multi-Manager International Equity Strategies Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager International Equity Strategies Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Arrowstreet Capital, Limited Partnership
Peter Rathjens, Ph.D.
John Capeci, Ph.D.
Tuomo Vuolteenaho, Ph.D.
Manolis Liodakis, Ph.D., M.B
Baillie Gifford Overseas Limited
Donald Farquharson, CFA
Angus Franklin
Andrew Stobart
Jenny Tabberer
Tom Walsh, CFA
Causeway Capital Management LLC
Sarah Ketterer, M.B.A.
Harry Hartford
James Doyle, M.B.A.
Conor Muldoon, CFA, M.B.A
Alessandro Valentini, CFA, M.B.A.
Jonathan Eng, M.B.A.
Ellen Lee, M.B.A.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended August 31, 2019)
	Inception	1 Year	Life
Institutional Class	05/17/18	-5.53	-6.77
MSCI EAFE Index (Net)		-3.26	-5.30
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (May 17, 2018 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager International Equity Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at August 31, 2019)
SAP SE (Germany)	1.9
Nestlé SA, Registered Shares (Switzerland)	1.6
Roche Holding AG, Genusschein Shares (Switzerland)	1.5
Prudential PLC (United Kingdom)	1.4
Volkswagen AG (Germany)	1.4
UniCredit SpA (Italy)	1.3
BASF SE (Germany)	1.3
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	1.3
Takeda Pharmaceutical Co., Ltd. (Japan)	1.3
MercadoLibre, Inc. (Argentina)	1.2
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at August 31, 2019)
Communication Services	8.2
Consumer Discretionary	12.1
Consumer Staples	7.3
Energy	3.8
Financials	19.8
Health Care	9.2
Industrials	19.2
Information Technology	10.1
Materials	7.4
Real Estate	0.5
Utilities	2.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Fund at a Glance   (continued)
Country breakdown (%) (at August 31, 2019)
Argentina	1.2
Australia	3.0
Austria	0.0 (a)
Belgium	0.2
Brazil	0.6
Canada	3.5
Chile	0.0 (a)
China	3.6
Colombia	0.0 (a)
Cyprus	0.0 (a)
Denmark	1.5
Finland	0.9
France	6.6
Germany	11.5
Greece	0.0 (a)
Guernsey	0.0 (a)
Hong Kong	2.2
Ireland	1.9
Israel	0.2
Italy	2.8
Japan	15.4
Jersey	0.4
Netherlands	5.0
New Zealand	0.1
Norway	0.1
Panama	0.5
Peru	0.4
Russian Federation	1.1
Singapore	0.5
South Africa	1.0
South Korea	3.0
Spain	2.3
Sweden	1.5
Switzerland	7.1
Taiwan	1.3
Turkey	0.1
United Kingdom	19.0
United States(b)	1.5
Virgin Islands	0.0 (a)
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
The Fund is currently managed by three independent money management firms and each invests a portion of the portfolio’s assets. As of August 31, 2019, Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) managed approximately 30.6%, 36.7% and 32.7% of the portfolio, respectively.
For the 12-month period ended August 31, 2019, the Fund’s Institutional Class shares returned -5.53%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -3.26% for the same time period. The Fund’s value orientation contributed to underperformance as growth stocks continued their post-financial crisis strength.
Markets faced growth concerns, trade tensions
Global trade trended down in the second half of 2018, and markets saw a sell-off, but that trend reversed early in 2019 on signs of economic stability. GDP for the first quarter, for example, was better than expected in many developed economies and survey data showed manufacturing activity picking up from December levels. In addition, Chinese activity showed signs of resilience. There have been a few signs of improved economic stability in the Eurozone, but without any strong evidence of a rebound. Growth in the Asia Pacific region, meanwhile, has been steady, supported by a stabilization in global goods trade – albeit at weak levels. At the same time, renewed escalation of trade tensions between the U.S. and China reignited concerns of recession in major economies. Lower demand in foreign markets amid trade concerns pressured U.S. exports near the end of the period and hiring stalled, reflecting a deteriorating outlook for businesses.
Money management firms delivered results based on variety of strategies
Arrowstreet: As a quantitatively oriented manager, the primary determinant of our strategy’s success or failure tends to be the success of our expected return forecasting models. Our strategy underperformed the MSCI EAFE Index (Net) during the period primarily because our equity return forecasting performance was below our targets. In terms of signal groups that posed the biggest headwinds over the past year, value was the worst performing signal group in our basket model and price momentum was the worst performing signal group in our stock model.
Financials was the top contributing sector for the period, as the Fund benefited from favorable stock selection as well as an underweight position relative to the MSCI EAFE Index (Net) in the U.K. Utilities was also a top contributor, mainly due to an overweight to Italian utilities. Energy also contributed due to our opportunistic overweight allocation to Russian energy. However, one of the largest sector active overweights in our portion of the Fund’s portfolio, information technology, detracted from performance. An overweight allocation and weak stock selection within Japanese IT were the main drivers of underperformance in this sector. Allocation within consumer staples also hurt performance, mainly due to underweights to Switzerland and France.
Among individual countries, Italy, the largest country overweight in our portion of the Fund’s portfolio, was a top contributor for the period due to an overweight to Italian utilities. The U.K. also contributed, primarily due to positive stock selection in consumer staples and an underweight to financials as noted above. France, meanwhile, detracted from results, due in part to weak selection within consumer discretionary, as well as an underweight and weak selection within industrials. Australia was another country detractor, primarily due to an overweight and weak selection within health care.
Contributors to Fund performance included Enel SPA, an Italian utility; Gazprom, a Russian energy company; and Roche Holdings, a Swiss health care company. Detractors included Nestle, a Swiss consumer staples company; CSL Ltd., an Australian health care company; and in Japanese financials, Dai-Ichi Life Holdings.
During the period, we added to exposure to the U.K. in our portion of the Fund’s portfolio though an increase in our exposure to materials. We also increased exposure to Germany, mainly by increasing our position in German financials. On the other hand, the largest negative country shift in our portion of the Fund’s portfolio was within Japan, where we reduced exposure to both health care and materials. We also reduced exposure to the Netherlands in Dutch industrials and financials.
Baillie Gifford: Our portion of the Fund is managed against the MSCI ACWI ex-US Growth Index (Net), which it underperformed for the period. Strong stock selection in emerging markets was offset by poor stock selection in the U.K., while favorable stock selection in industrials was offset by sub-par performance in financials.
6	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
In addition to financials, consumer staples and utilities detracted from performance. The Fund was overweight in financials, underweight in consumer staples and had no positions in utilities. Stock selection in financials and asset allocation in consumer staples were the primary drivers of underperformance. Meanwhile, industrials, information technology and communication services all contributed to performance during the period. Stock selection was the primary driver of performance in all three sectors.
Among, holdings, MercadoLIbre, Endenred, and Constellation Software were leading contributors to Fund performance. MercadoLibre, the Latin American e-commerce retailer, has been investing heavily, and sensibly, in our opinion, in its logistic network. We trimmed our portion of the Fund’s position in the stock following a period of extremely strong performance. Edenred, the French prepaid corporate services business, has for some time been converting a sizable portion of its business to a digital platform. This allows the company to target smaller clients, while facilitating innovation in areas such as mobile payments and meal delivery services. Constellation Services, a Canadian software company, has proved itself to be an excellent allocator of capital, although some of the smaller deals it prefers have been harder to find.
Ryanair, ASOS, and Discovery were the largest detractors from performance during the period. Ryanair, the Irish low-cost airline, faced weak passenger demand in Europe, volatile oil prices and cost pressures. In the face of this, Ryanair has added capacity to increase pressure on its competitors. ASOS, the U.K. online fashion retailer, showed particular weakness in late 2018 and early 2019. In spite of this, the company has highlighted a number of positive developments since last year’s profit warning, including a new warehouse in Atlanta, which is delivering faster shipments to seven large U.S. cities. Discovery, the South African-based insurance company, has performed poorly despite impressive growth. While the company has reduced debt, forward guidance has been seen as insufficient or unachievable.
Additions to our portion of the Fund during the period included Holland-based ASML, a leading developer and manufacturer of lithography equipment. The company has consistently gained market share through innovation, at the expense of weaker competitors. Kuehne & Nagel, a Swiss freight forward company was also added to the Fund. While the market has worried about slowing global trade, we saw this as an opportunity to take a holding in what we consider a well-managed cash-generative business. Another purchase was Takeaway.com, a Dutch food delivery business. It has leading market positions in several European countries.
We sold our portion of the Fund’s position in Taiwan-based Hon Hai Precision Industry, better known as Foxconn, the world’s largest provider of outsourced electronics manufacturing services. While we admire the company’s willingness to invest for the long term and its ability to deliver on major new product introductions for electronics giants, it has become harder for the company to grow. We also sold Rolls Royce, a company whose long-term maintenance contracts makes up most of the value of the business, and one that we think needs to do more to deliver attractive operating margins. SGS, a Swiss testing, inspection and certification company whose clients include oil traders, clothing manufacturers, and governments, was also sold. The company has proved resilient at meeting challenging market environments, but we feel there are other stocks that can offer faster growth potential and lower valuations.
Causeway: Our portion of the Fund is managed against the MSCI EAFE Value Index (Net), which it underperformed for the period. The Fund’s underperformance relative to the MSCI EAFE Value Index (Net) was primarily due to stock selection. That said, the Fund’s value orientation has been out of favor for some time. Growth stocks have outperformed value stocks since the global financial crisis, resulting in the widest valuation gap between the two styles in decades. Some of the steepest multiple increases have come from companies expanding their revenues in excess of the competition, but delivering minimal, if any, earnings.
The top performing sectors for our portion of the Fund during the period were health care, materials, and consumer discretionary, as the portfolio benefited from stock selection in all three sectors. Our portion of the Fund maintained an overweight position in health care, an overweight position in materials, and an underweight position in consumer discretionary. Within the MSCI EAFE Value Index (Net), health care delivered positive absolute returns in local currency terms, while materials and consumer discretionary delivered negative absolute returns in local currency terms. The biggest detractors were communication services, energy, and utilities, due primarily to stock selection in communication services and energy, but also due to an underweight position in utilities.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	7

Manager Discussion of Fund Performance  (continued)
Leading contributors to Fund performance included AstraZeneca, Linde and Gildan Activewear. The British pharmaceutical company AstraZeneca successfully navigated a patent cliff and continued a pattern of new product launches. We continued to be optimistic regarding the company’s pipeline-driven margin expansion potential. Linde Plc, a German industrial gas company, completed a merger with U.S.-listed peer Praxair in 2018 and, we believe, has begun to extract synergies from the deal, as well as increased pricing in its operating regions, which should support higher margins. Gildan Activewear, a Canadian apparel manufacturer, consistently reported solid operating results during the period, including strong margins and growth drivers.
Top detractors included Encana, Baidu, and BASF SE. Encana, a Canadian oil and natural gas producer, made a poorly-received acquisition during the period of U.S.-listed Newfield Exploration. Despite providing some positive integration updates, Encana remains a “show me” story as the market awaits evidence of positive operating results in the Anadarko basin under Encana ownership. With the shares continuing to trade at an unattractive valuation, we believe the risk/reward profile remains compelling. Baidu, a Chinese internet services provider, underperformed as macroeconomic headwinds, driven by U.S.-China trade tensions, and aggressive investment led to weaker earnings figures. We continue to find the investment attractive as its core search business trades at a discount. BASF SE, the German diversified chemicals manufacturer, reported weaker earnings figures from softer global auto sales, a demand shortfall in China fueled by the trade conflict with the U.S., and a deteriorating outlook in Europe (partially related to Brexit concerns). We believe the potential for share buybacks and dividend increases could support the share price going forward.
Purchases during the period included Total, a French global oil and gas company, which has benefited from production growth, reduced operating costs, and a more favorable commodity price environment, all of which have bolstered the company’s free cash flow. Another purchase was Siemens, a German multinational industrial conglomerate. Siemens’s leading market share in automation allows the company to spend more on innovation relative to peers and we believe this cash generative business will give Siemens the opportunity to drive improvements in returns on invested capital. We also purchased Bayer, a German pharmaceutical and chemicals company. The share price declined shortly after Bayer’s acquisition of U.S.-based agrochemical company Monsanto due to litigation concerns from Monsanto’s glyphosate products’ alleged cancer risks. Though liability risk has increased, we believe combining Bayer’s legacy CropScience business with Monsanto’s seed franchise should drive cost and revenue synergies.
Sales during the period included Japan Airlines, which has benefited from solid earnings results driven by better pricing and lower fuel costs, offset by higher maintenance expenses. Capacity growth and improved revenue management from a new reservation system also supported the stock during the period, and we eliminated our exposure as a result. We also sold Canadian Pacific Railway, which has been transitioning from focusing on restoring its network and cost structure to profitable growth at low incremental cost. The strategy appears to be working and the stock has performed well. Another sale, Compagnie Financiere Richemont, a Switzerland-based luxury goods holding company, performed well during the period, driven by solid watch sales, and we sold it due to relative value considerations.
The MSCI ACWI ex-US Growth Index (Net) captures large- and mid-cap securities exhibiting overall growth style characteristics across 22 Developed Markets (DM) countries and 26 Emerging Markets (EM) countries.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index.
It is not possible to invest directly in an index.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Quantitative Model Risk Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses.See the Fund’s prospectus for more information on these and other risks.
8	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	979.50	1,019.95	5.06	5.16	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.0%
Issuer	Shares	Value ($)
Argentina 1.2%
MercadoLibre, Inc.(a)	38,422	22,845,721
Australia 3.0%
Accent Group Ltd.	229,775	247,232
Afterpay Touch Group Ltd.(a)	23,375	487,303
AGL Energy Ltd.	94,869	1,209,378
ALS Ltd.	148,292	766,914
Altium Ltd.	5,488	135,497
ASX Ltd.	8,704	505,590
Aurizon Holdings Ltd.	413,814	1,645,213
Austal Ltd.	4,857	13,772
BHP Group Ltd.	163,523	4,014,062
BHP Group Ltd., ADR	83,877	4,123,393
Brambles Ltd.	197,558	1,501,572
Brambles Ltd., ADR	895	13,550
CIMIC Group Ltd.	6,296	131,380
Cleanaway Waste Management Ltd.	203,401	283,432
Cochlear Ltd.	60,473	8,853,676
Coles Group Ltd.	79,701	742,882
Collins Foods Ltd.	78,824	457,857
Computershare Ltd.	72,195	748,023
CSL Ltd.	50,337	8,153,786
Domino’s Pizza Enterprises Ltd.	2,596	74,866
Downer EDI Ltd.	125,939	653,388
Estia Health	145,494	263,416
FlexiGroup Ltd.	82,560	103,101
Fortescue Metals Group Ltd.	121,515	655,596
Fortescue Metals Group Ltd., ADR	9,100	97,689
G8 Education Ltd.	131,931	226,577
Genworth Mortgage Insurance Australia Ltd.	32,229	66,777
Harvey Norman Holdings Ltd.	22,859	67,404
Hotel Property Investments	12,222	28,610
Insurance Australia Group Ltd.	65,903	357,335
IPH Ltd.	76,683	480,378
IRESS Ltd.	66,175	555,929
Japara Healthcare Ltd.	58,437	43,880
Karoon Energy Ltd.(a)	67,086	56,004
Common Stocks (continued)
Issuer	Shares	Value ($)
Link Administration Holdings Ltd.	35,140	129,495
Magellan Financial Group Ltd.	21,330	728,423
McMillan Shakespeare Ltd.	28,245	302,791
Medibank Pvt Ltd.	544,569	1,334,224
Metcash Ltd.	182,540	356,502
Monadelphous Group Ltd.	51,817	555,188
Navigator Global Investments Ltd.	10,178	20,450
Newcrest Mining Ltd.	72,658	1,815,991
nib holdings Ltd.	61,307	304,980
Pinnacle Investment Management Group Ltd.	44,745	132,699
QBE Insurance Group Ltd.	356,465	3,004,060
REA Group Ltd.	4,143	290,969
Reject Shop Ltd. (The)	68,607	88,942
Rio Tinto Ltd.	32,593	1,922,097
Rural Funds Group	51,398	74,420
South32 Ltd.	197,950	349,788
Steadfast Group Ltd.	17,953	45,282
Suncorp Group Ltd.	36,431	338,218
Tassal Group Ltd.	25,482	74,027
Vicinity Centres	297,342	518,319
Village Roadshow Ltd.(a)	50,672	94,696
Wesfarmers Ltd.	99,153	2,611,341
Woolworths Group Ltd.	138,126	3,513,767
Total		56,372,131
Austria 0.0%
Raiffeisen Bank International AG	21,648	473,291
Belgium 0.2%
Anheuser-Busch InBev SA/NV	18,395	1,738,685
Barco NV	851	181,101
Colruyt SA	2,463	126,117
Econocom Group SA/NV	40,021	119,511
Melexis NV	7,036	446,769
Proximus SADP	5,938	175,617
Telenet Group Holding NV	2,175	108,433
UCB SA	21,700	1,621,855
Total		4,518,088
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Brazil 0.6%
B3 SA - Brasil Bolsa Balcao	93,900	1,020,632
Cielo SA	26,000	48,095
Cielo SA, ADR	21,831	39,514
Itaú Unibanco Holding SA, ADR	677,213	5,580,235
JBS SA	13,300	95,872
Kroton Educacional SA	1,490,300	3,660,070
Total		10,444,418
Canada 3.5%
Canadian Imperial Bank of Commerce	62,633	4,851,541
Canadian National Railway Co.	17,630	1,624,428
Constellation Software, Inc.	15,702	15,292,880
Encana Corp.	2,091,317	9,267,516
Fairfax Financial Holdings Ltd.	26,941	12,004,468
Gildan Activewear, Inc.	280,463	10,281,958
Magna International, Inc.	28,229	1,414,555
Manulife Financial Corp.	374,002	6,205,276
Ritchie Bros. Auctioneers, Inc.	130,926	5,178,123
Total		66,120,745
Chile 0.0%
Enel Americas SA	299,800	49,108
Enel Chile SA	3,548,987	306,012
Total		355,120
China 3.6%
Alibaba Group Holding Ltd., ADR(a)	81,043	14,184,956
Ausnutria Dairy Corp., Ltd.(a)	160,000	226,299
Baidu, Inc., ADR(a)	103,911	10,855,582
China Mobile Ltd.	2,294,500	18,986,042
China Mobile Ltd., ADR	28,184	1,164,281
China Petroleum & Chemical Corp., ADR	11,044	642,430
China Shenhua Energy Co., Ltd., ADR	6,268	48,859
Industrial & Commercial Bank of China Ltd., ADR	18,511	231,850
PetroChina Co., Ltd., ADR	15,400	755,370
Ping An Healthcare and Technology Co., Ltd.(a)	282,100	1,666,851
Sinopharm Group Co. Class H	496,125	1,790,523
SITC International Holdings Co., Ltd.	335,000	346,813
Tencent Holdings Ltd.	266,400	10,998,466
Tencent Music Entertainment Group, ADR(a)	478,352	6,362,082
Common Stocks (continued)
Issuer	Shares	Value ($)
VSTECS Holdings Ltd.	102,000	51,807
Total		68,312,211
Colombia 0.0%
Interconexion Electrica SA ESP	101,814	534,704
Cyprus 0.0%
Etalon Group PLC, GDR(b)	37,995	74,014
Denmark 1.4%
Carlsberg A/S, Class B	25,347	3,743,948
Carlsberg AS, ADR	4,900	144,427
DSV A/S	108,232	10,739,378
Nordic Waterproofing Holding AS(b)	16,984	137,746
Novo Nordisk A/S, ADR	30,893	1,609,834
Novo Nordisk A/S, Class B	67,914	3,538,481
Novozymes AS, Class B	165,270	7,045,324
Ørsted A/S	3,110	296,807
Pandora A/S	4,475	190,382
Total		27,446,327
Finland 0.9%
KONE OYJ, Class B	203,716	11,788,812
Nokia OYJ	194,179	960,663
Sampo OYJ, Class A	117,220	4,657,277
Tieto OYJ	11,392	280,206
Total		17,686,958
France 6.6%
Airbus Group SE	39,592	5,455,516
AXA SA	213,841	4,903,495
Beneteau SA	4,938	46,489
BNP Paribas SA	370,619	16,705,984
Carrefour SA	455,920	7,770,064
Cie de Saint-Gobain	32,086	1,156,924
Cie Generale des Etablissements Michelin CSA	26,307	2,769,583
CNP Assurances	44,897	815,609
Coface SA(a)	43,569	514,581
Danone SA	128,207	11,485,978
Dassault Systemes	15,415	2,173,575
Edenred	343,644	16,733,441
Electricite de France SA	131,787	1,602,636
Engie SA	197,477	3,002,603

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Groupe Crit	119	8,632
Kering SA	8,306	4,024,661
Legrand SA	119,883	8,464,021
L’Oreal SA	7,646	2,087,788
LVMH Moet Hennessy Louis Vuitton SE	9,202	3,669,630
Peugeot SA	108,319	2,421,705
Renault SA	16,193	928,776
Rexel SA	16,496	174,955
Safran SA	7,024	1,020,178
Sanofi	47,975	4,121,421
Sartorius Stedim Biotech	2,654	410,787
Societe BIC SA	9,381	599,449
Societe Generale SA	65,175	1,649,882
Societe Generale SA, ADR	83,500	428,773
STMicroelectronics NV	35,006	620,587
Total SA	300,164	14,989,795
Veolia Environnement SA	49,471	1,183,050
Vivendi SA	108,652	3,038,347
Worldline SA(a)	4,846	334,695
Total		125,313,610
Germany 10.0%
Adidas AG	18,446	5,467,647
Adidas AG, ADR	2,084	309,609
ADVA Optical Networking SE(a)	7,726	49,504
Allianz SE, Registered Shares	71,788	15,843,893
BASF SE	357,710	23,668,583
Bayer AG, Registered Shares	123,433	9,174,008
Continental AG	51,083	6,164,605
Covestro AG	39,028	1,773,568
Deutsche Boerse AG	129,260	18,992,577
Deutsche Lufthansa AG, ADR	5,300	81,673
Deutsche Lufthansa AG, Registered Shares	38,549	594,168
Deutsche Post AG	387,423	12,713,517
Deutsche Post AG, ADR	5,000	164,275
Deutsche Telekom AG, ADR	29,900	497,536
Deutsche Telekom AG, Registered Shares	98,982	1,652,469
E.ON SE	185,025	1,721,415
Hamburger Hafen und Logistik AG	7,106	171,660
Henkel AG & Co. KGaA, ADR	4,500	112,410
Common Stocks (continued)
Issuer	Shares	Value ($)
MTU Aero Engines AG	37,301	10,207,396
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	18,561	4,444,004
Muenchener Rueckversicherungs-Gesellschaft AG, ADR	21,953	525,226
New Work SE	530	154,944
Puma SE	9,280	705,867
SAP SE	298,212	35,599,761
SAP SE, ADR	32,059	3,819,830
Scout24 AG(a),(b)	271,493	16,053,075
Siemens AG, Registered Shares	176,164	17,616,819
Software AG	27,207	733,831
Talanx AG	18,839	781,564
Wacker Chemie AG	352	27,545
Total		189,822,979
Greece 0.0%
Holding Co. ADMIE IPTO SA	15,503	36,568
Guernsey 0.0%
Regional REIT Ltd.(b)	5,294	6,696
Hong Kong 2.1%
AIA Group Ltd.	1,880,400	18,196,177
Cafe de Coral Holdings Ltd.	64,000	203,906
China Merchants Port Holdings Co., Ltd.	2,132,000	3,321,040
Chow Tai Fook Jewellery Group Ltd.	111,400	94,358
CK Asset Holdings Ltd.	11,000	74,496
CNOOC Ltd., ADR	2,802	415,368
Hang Lung Group Ltd.	106,000	263,067
Hong Kong Exchanges and Clearing Ltd.	347,380	10,601,635
Hysan Development Co., Ltd.	41,000	165,763
Lenovo Group Ltd., ADR	4,883	63,967
Li & Fung Ltd.	646,000	73,185
Link REIT (The)	124,500	1,395,685
New World Development Co., Ltd.	445,000	553,781
Sands China Ltd.	46,400	210,064
Spring Real Estate Investment Trust	1,008,000	417,626
Sun Hung Kai Properties Ltd.	96,500	1,364,032
Sun Hung Kai Properties Ltd., ADR	5,300	74,412
Swire Pacific Ltd., Class A	67,500	660,319
Techtronic Industries Co., Ltd.	106,000	731,159

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Valuetronics Holdings Ltd.	229,800	101,539
Vitasoy International Holdings Ltd.	128,000	594,889
WH Group Ltd.	1,443,500	1,156,768
Total		40,733,236
Ireland 1.9%
CRH PLC	277,220	9,289,066
Kingspan Group PLC	216,893	9,902,146
Ryanair Holdings PLC, ADR(a)	305,390	17,498,847
Total		36,690,059
Israel 0.2%
Bank Leumi Le-Israel BM	221,841	1,511,594
Check Point Software Technologies Ltd.(a)	5,123	551,747
NiCE Ltd.(a)	801	122,657
NiCE Ltd., ADR(a)	9,200	1,409,900
Total		3,595,898
Italy 2.8%
A2A SpA	744,491	1,312,585
Assicurazioni Generali SpA	293,216	5,329,925
ASTM SpA	14,906	459,691
Buzzi Unicem SpA	19,560	280,669
Cementir Holding SpA	42,169	274,831
Datalogic SpA	11,302	161,504
Enel SpA	843,273	6,117,771
ENI SpA	205,968	3,108,773
ENI SpA, ADR	50,178	1,515,376
Italgas SpA	6,706	43,603
Leonardo-Finmeccanica SpA	17,109	210,226
Mediobanca Banca di Credito Finanziario SpA	142,942	1,420,603
Piaggio & C SpA	130,500	422,692
Poste Italiane SpA	35,954	387,721
Reply SpA	1,049	62,178
Snam SpA	640,621	3,248,867
Telecom Italia SpA(a)	1,408,948	753,212
Terna Rete Elettrica Nazionale SpA	223,824	1,410,337
Tinexta SpA	9,091	108,677
UniCredit SpA	2,215,229	24,639,396
Unipol Gruppo SpA	74,570	376,515
Common Stocks (continued)
Issuer	Shares	Value ($)
UnipolSai SpA	425,677	1,082,329
Total		52,727,481
Japan 15.4%
Advantest Corp.	21,800	892,491
AGC, Inc.	8,000	230,563
Ahresty Corp.	28,900	144,008
Airport Facilities Co., Ltd.	3,500	16,722
Aisin Seiki Co., Ltd.	500	14,795
Alpha Corp.	3,000	32,329
Alpha Systems, Inc.	15,800	386,516
Amada Holdings Co., Ltd.	39,100	406,437
Amano Corp.	8,600	256,651
Argo Graphics, Inc.	12,500	313,396
Astellas Pharma, Inc.	114,500	1,580,499
Astellas Pharma, Inc., ADR	27,188	374,515
Bandai Namco Holdings, Inc.	21,800	1,280,916
Brother Industries Ltd.	26,900	465,051
CAC Holdings Corp.	18,500	215,106
Canon, Inc.	43,500	1,127,762
Central Glass Co., Ltd.	19,900	412,226
Central Japan Railway Co.	7,400	1,463,164
Dai-ichi Life Holdings, Inc.	221,500	3,012,232
Dainippon Sumitomo Pharma Co., Ltd.	7,200	125,502
Daiwa House Industry Co., Ltd.	51,000	1,597,557
Denso Corp.	190,500	7,981,583
Digital Arts, Inc.	4,400	314,860
Disco Corp.	4,600	833,562
Duskin Co., Ltd.	5,800	148,830
East Japan Railway Co.	177,700	16,912,690
Eisai Co., Ltd.	18,600	949,176
Elecom Co., Ltd.	8,100	318,086
ESPEC Corp.	25,400	448,913
FANUC Corp.	126,000	21,819,738
Fast Retailing Co., Ltd.	3,400	1,989,039
FUJIFILM Holdings Corp.	85,000	3,635,483
Fujitsu Ltd.	34,600	2,668,298
Glory Ltd.	8,100	222,633
Hakuto Co., Ltd.	21,300	216,899
Hankyu Hanshin Holdings, Inc.	4,500	170,412

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Hikari Tsushin, Inc.	2,400	561,944
Hino Motors Ltd.	77,500	608,645
Hirakawa Hewtech Corp.	7,700	75,953
Hitachi High-Technologies Corp.	2,600	140,136
Hitachi Ltd.	141,200	4,816,663
Hitachi Ltd., ADR	800	54,372
Honda Motor Co., Ltd. ADR	21,800	515,788
Hosokawa Micron Corp.	500	17,453
Hoya Corp.	50,700	4,122,096
Hoya Corp., ADR	16,200	1,315,197
Idec Corp.	16,600	274,338
Ines Corp.	5,300	54,596
ITOCHU Techno-Solutions Corp.	53,600	1,475,110
Japan Airlines Co., Ltd.	5,600	174,785
Japan Exchange Group, Inc.	693,800	10,969,840
JBCC Holdings, Inc.	18,500	253,324
JSR Corp.	32,500	530,824
JTEKT Corp.	35,400	383,141
Kamigumi Co., Ltd.	14,000	327,855
Kaneka Corp.	1,800	53,876
Kansai Electric Power Co., Inc. (The)	1,900	23,102
Kao Corp.	29,900	2,157,549
Kawasaki Heavy Industries Ltd.	29,500	577,317
KDDI Corp.	796,300	21,210,105
Keihanshin Building Co., Ltd.	17,200	202,386
Keio Corp.	16,900	1,055,206
Konica Minolta, Inc.	74,900	531,906
Kyocera Corp.	37,600	2,231,649
Kyocera Corp., ADR	300	17,817
Marubeni Corp.	131,900	841,825
Maruzen Showa Unyu Co., Ltd.	2,800	81,619
Max Co., Ltd.	7,500	120,912
Mazda Motor Corp., ADR	22,000	91,080
Mimaki Engineering Co., Ltd.	23,900	111,354
Mitsubishi Electric Corp.	161,600	1,945,088
Mitsubishi Estate Co., Ltd.	22,200	424,689
Mitsubishi Heavy Industries Ltd.	17,100	641,917
MS&AD Insurance Group Holdings, Inc.	106,500	3,380,334
Nachi-Fujikoshi Corp.	6,800	271,606
Common Stocks (continued)
Issuer	Shares	Value ($)
Nagano Keiki Co., Ltd.	21,000	130,881
NEC Networks & System Integration Corp.	7,800	203,479
NH Foods Ltd.	10,100	387,657
Nichirin Co., Ltd.	6,500	74,610
Nidec Corp.	86,500	11,255,794
Nikkon Holdings Co., Ltd.	4,600	102,414
Nikon Corp.	6,300	77,888
Nintendo Co., Ltd.	1,000	378,401
Nippon Express Co., Ltd.	2,100	108,404
Nippon Hume Corp.	19,500	119,018
Nippon Telegraph & Telephone Corp.	81,000	3,882,969
Nippon Telegraph & Telephone Corp., ADR	3,200	153,200
Nissan Motor Co., Ltd.	22,800	140,869
Nissin Foods Holdings Co., Ltd.	10,100	700,017
Nitto Denko Corp.	13,500	627,523
NS United Kaiun Kaisha Ltd.	3,500	70,456
NSD Co., Ltd.	7,600	225,723
NTT Data Corp.	111,900	1,441,290
NTT DoCoMo, Inc.	167,300	4,220,289
Obayashi Corp.	58,400	537,452
Okabe Co., Ltd.	20,000	150,066
Olympus Corp.	34,800	406,920
Olympus Corp., ADR	10,800	125,874
Omron Corp.	26,600	1,313,573
Oracle Corp. Japan	100	8,600
Organo Corp.	4,300	164,367
ORIX Corp.	77,700	1,146,471
Otsuka Corp.	16,100	596,963
Panasonic Corp.	220,900	1,701,576
PS Mitsubishi Construction Co., Ltd.	17,100	109,380
Recruit Holdings Co., Ltd.	107,300	3,249,069
Ricoh Co., Ltd.	6,900	63,774
Ryobi Ltd.	9,000	135,031
Ryoden Corp.	23,900	360,477
Sankyo Seiko Co., Ltd.	11,200	51,554
Sanwa Holdings Corp.	43,800	486,596
SCSK Corp.	10,300	507,363
Seibu Holdings, Inc.	19,300	327,520
Seiko Epson Corp.	208,900	2,774,752

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Seiko Holdings Corp.	13,800	289,555
Senshu Electric Co., Ltd.	2,000	48,771
Shibaura Mechatronics Corp.	4,100	107,772
Shimano, Inc.	64,600	9,278,561
Shin-Etsu Chemical Co., Ltd.	30,700	3,092,236
Shin-Etsu Chemical Co., Ltd., ADR	7,000	176,050
Shin-Etsu Polymer Co., Ltd.	12,700	81,874
Shinko Shoji Co., Ltd.	15,800	278,910
Shinsho Corp.	2,500	49,637
Shionogi & Co., Ltd.	46,400	2,483,579
Sintokogio Ltd.	5,100	43,293
SMC Corp.	28,600	10,782,317
SMK Corp.	1,900	47,777
Soliton Systems KK	8,100	71,940
Sompo Holdings, Inc.	305,300	12,170,908
Sony Corp.	149,600	8,521,582
Sony Financial Holdings, Inc.	40,700	938,156
Subaru Corp.	11,900	318,390
Suminoe Textile Co., Ltd.	3,400	89,140
Sumitomo Corp.	135,000	2,023,375
Sumitomo Heavy Industries Ltd.	10,200	292,686
Sumitomo Mitsui Financial Group, Inc.	243,000	7,962,685
Sumitomo Mitsui Trust Holdings, Inc.	209,800	6,845,777
Sumitomo Warehouse Co., Ltd. (The)	37,300	492,961
Sun Corp.	7,300	89,329
Sun-Wa Technos Corp.	3,600	25,290
Suzuken Co., Ltd.	2,100	112,749
Systena Corp.	23,200	345,667
T&D Holdings, Inc.	81,400	790,761
Taiheiyo Cement Corp.	14,300	360,524
Takeda Pharmaceutical Co., Ltd.	692,900	23,361,759
Takisawa Machine Tool Co., Ltd.	4,200	47,621
Tatsuta Electric Wire and Cable Co., Ltd.	18,000	72,667
Toa Corp.	5,900	67,998
Tokio Marine Holdings, Inc.	102,400	5,266,461
Tokio Marine Holdings, Inc., ADR	6,668	342,969
Tokyo Electric Power Co. Holdings, Inc.(a)	225,000	1,070,894
Tokyo Electron Ltd.	22,300	3,976,353
Tokyo Gas Co., Ltd.	900	22,734
Common Stocks (continued)
Issuer	Shares	Value ($)
Tokyu Corp.	33,800	603,984
Toppan Printing Co., Ltd.	32,200	512,905
Toyo Corp./Chuo-ku	19,500	190,353
Toyo Seikan Group Holdings Ltd.	23,900	347,782
Toyo Suisan Kaisha Ltd.	3,300	134,267
Toyota Tsusho Corp.	289,700	8,972,259
Trend Micro, Inc.	22,000	1,064,192
Trend Micro, Inc., ADR	800	38,724
Uniden Holdings Corp.	5,800	94,135
Unipres Corp.	10,400	161,508
Ushio, Inc.	30,900	395,745
USS Co., Ltd.	13,300	251,264
Wellnet Corp.	3,800	25,780
West Japan Railway Co.	22,400	1,887,179
Yamaha Motor Co., Ltd.	21,200	346,141
Yamaichi Electronics Co., Ltd.	6,900	72,108
Yokowo Co., Ltd.	1,500	37,763
Yorozu Corp.	8,300	97,740
Total		291,815,834
Jersey 0.4%
boohoo Group PLC(a)	2,510,663	7,408,816
IWG PLC	119,465	606,904
Total		8,015,720
Netherlands 5.0%
Adyen NV(a)	571	413,970
Aegon NV	471,922	1,796,449
Aegon NV, Registered Shares	11,900	44,982
Akzo Nobel NV	141,023	12,640,757
ASML Holding NV	38,046	8,461,686
ASR Nederland NV	9,258	323,733
CNH Industrial NV	93,655	966,632
Heineken Holding NV	109,072	10,794,485
IMCD NV	66,073	4,636,436
ING Groep NV	808,088	7,720,210
Koninklijke Ahold Delhaize NV, ADR	8,900	208,749
Koninklijke KPN NV	1,318,323	4,175,538
Koninklijke Philips NV	38,083	1,792,948
Koninklijke Philips NV	133,075	6,272,397
NN Group NV	73,143	2,450,941

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
NN Group NV, ADR	4,000	66,760
Randstad NV	17,358	810,489
Signify NV	8,676	253,874
STMicroelectronics NV, Registered Shares	46,945	830,926
Takeaway.com NV(a),(b)	57,643	5,505,574
Unilever NV	25,147	1,561,377
Unilever NV(a)	318,708	19,775,284
Wolters Kluwer NV	51,015	3,672,350
Wolters Kluwer NV, ADR	2,100	151,284
Total		95,327,831
New Zealand 0.1%
Freightways Ltd.	1,550	7,778
Xero Ltd.(a)	20,654	879,154
Total		886,932
Norway 0.1%
Fjordkraft Holding ASA(b)	20,097	107,629
Storebrand ASA	148,668	854,504
Telenor ASA	43,001	882,538
Total		1,844,671
Panama 0.5%
Copa Holdings SA, Class A	90,216	9,308,487
Peru 0.4%
Credicorp Ltd.	38,296	7,931,867
Russian Federation 1.1%
Gazprom PJSC	1,279,550	4,451,285
Gazprom PJSC, ADR	43,500	301,179
Lukoil PJSC	46,537	3,756,798
Magnit PJSC GDR(b)	321,248	4,259,338
MMC Norilsk Nickel PJSC, ADR	4,022	98,257
MMC Norilsk Nickel PJSC, ADR	199,343	4,839,779
Rosseti PJSC(a)	23,801,000	418,485
Sberbank of Russia PJSC	346,190	1,163,707
Sberbank of Russia PJSC, ADR	5,000	68,625
TCS Group Holding PLC, GDR(b)	30,791	572,713
Total		19,930,166
Singapore 0.5%
United Overseas Bank Ltd.	550,300	9,881,703
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 1.0%
Discovery Ltd.	777,489	5,898,627
Investec Ltd.	146,243	772,153
Naspers Ltd., Class N	51,421	11,701,662
Total		18,372,442
South Korea 3.0%
Chosun Refractories Co., Ltd.	301	21,215
Dasan Networks, Inc.(a)	20,008	113,526
Eugene Technology Co., Ltd.	12,300	125,044
Hana Financial Group, Inc.	44,584	1,197,594
Jahwa Electronics Co., Ltd.(a)	16,603	118,043
KB Financial Group, Inc.	29,627	968,005
KB Financial Group, Inc., ADR	3,985	129,552
KC Tech Co., Ltd.	10,617	135,206
Kyeryong Construction Industrial Co., Ltd.	3,444	65,060
NAVER Corp.	45,720	5,538,488
Samsung Electronics Co., Ltd.	458,065	16,677,680
Samsung Electronics Co., Ltd. GDR	17,360	15,926,588
SK Innovation Co., Ltd.	18,785	2,564,295
SK Telecom Co., Ltd.	67,928	13,428,155
TechWing, Inc.	9,956	76,269
Tovis Co., Ltd.(a)	48,927	265,332
WiSoL Co., Ltd.	14,017	166,757
Total		57,516,809
Spain 2.2%
Aena SME SA	8,555	1,544,669
Amadeus IT Group SA, ADR	1,259	93,859
Amadeus IT Group SA, Class A	41,805	3,117,433
Banco Santander SA, ADR	184,332	691,245
Bankinter SA	954,579	5,562,599
CaixaBank SA	2,703,326	6,134,310
Grifols SA	175,055	5,555,740
Grupo Catalana Occidente SA, ADR, Class A	4,604	154,837
Iberdrola SA	510,814	5,258,325
Industria de Diseno Textil SA	292,422	9,048,661
International Consolidated Airlines Group SA, ADR	2,800	28,630
Mapfre SA	293,936	766,011
Naturgy Energy Group SA	12,960	339,641

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Telefonica SA	441,342	3,066,204
Total		41,362,164
Sweden 1.5%
Atlas Copco AB, Class B	431,250	11,507,093
Cellavision AB	6,119	226,347
Epiroc AB, Class B	769,804	7,642,594
Essity AB, Class B	47,279	1,476,916
Evolution Gaming Group AB	11,289	212,355
Fortnox AB	5,960	92,910
Hennes & Mauritz	152,796	2,928,094
Hexagon AB, ADR	9,400	417,125
Hexagon AB, Class B	11,275	502,151
Telefonaktiebolaget LM Ericsson, ADR	103,419	810,805
Telefonaktiebolaget LM Ericsson, Class B	239,414	1,873,457
Volvo AB	4,243	58,643
Total		27,748,490
Switzerland 7.0%
ABB Ltd.	1,064,622	20,245,019
Belimo Holding AG, Registered Shares	55	278,066
Cie Financiere Richemont SA, ADR	12,200	94,306
Cie Financiere Richemont SA, Class A, Registered Shares	134,935	10,484,668
Coca-Cola HBC AG(a)	47,613	1,584,182
Credit Suisse Group AG, Registered Shares(a)	555,993	6,505,204
Kuehne & Nagel International AG	62,052	9,040,603
Nestle SA, ADR	13,838	1,555,599
Nestlé SA, Registered Shares	265,844	29,874,070
Novartis AG, ADR	60,175	5,422,369
Novartis AG, Registered Shares	204,535	18,439,796
Roche Holding AG	468	127,503
Roche Holding AG, ADR	68,141	2,331,785
Roche Holding AG, Genusschein Shares	99,605	27,218,088
Temenos AG(a)	1,128	190,045
Temenos AG, ADR	1,003	168,805
Total		133,560,108
Common Stocks (continued)
Issuer	Shares	Value ($)
Taiwan 1.3%
Anpec Electronics Corp.	133,000	254,100
Ardentec Corp.	109,000	94,823
Globe Union Industrial Corp.	26,000	13,403
Shane Global Holding, Inc.	31,000	126,840
Taiwan FU Hsing Industrial Co., Ltd.	83,000	117,833
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	553,663	23,602,654
TSC Auto ID Technology Co., Ltd.	6,100	49,442
Total		24,259,095
Turkey 0.1%
Akbank T.A.S.(a)	1,518,257	1,804,677
United Kingdom 18.9%
3i Group PLC	250,628	3,350,523
Abcam PLC	10,481	147,681
Admiral Group PLC	29,329	768,584
Aggreko PLC	113,631	1,060,497
Anglo American PLC	45,799	992,442
Ashmore Group PLC	84,658	466,399
Ashtead Group PLC	66,403	1,843,496
ASOS PLC(a)	168,271	4,882,288
Associated British Foods PLC	56,610	1,566,194
AstraZeneca PLC	184,664	16,494,455
AstraZeneca PLC, ADR	71,696	3,228,471
Avast PLC	220,557	1,022,834
Aveva Group PLC	16,093	726,049
Aviva PLC	1,925,729	8,313,647
BAE Systems PLC	169,315	1,125,967
Barclays Bank PLC	9,979,234	16,623,686
Barratt Developments PLC	55,901	431,536
BHP Group PLC	224,627	4,859,490
BHP Group PLC, ADR	67,102	2,898,135
BP PLC	2,434,434	14,826,324
Brewin Dolphin Holdings PLC	46,241	171,842
British American Tobacco PLC	491,249	17,232,196
BT Group PLC	669,952	1,349,695
BT Group PLC, ADR	66,171	661,710
Burberry Group PLC	305,126	8,075,530
Carnival PLC	112,043	4,719,804

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Centrica PLC	463,353	393,476
Compass Group PLC	120,039	3,044,472
Compass Group PLC, ADR	27,236	690,705
DFS Furniture PLC	71,675	189,255
Diageo PLC, ADR	29,142	4,991,442
Direct Line Insurance Group PLC	92,639	319,664
Dunelm Group PLC	64,048	682,698
Experian PLC	505,839	15,557,394
Experian PLC, ADR	18,372	565,398
Ferguson PLC	18,747	1,382,622
Galiform PLC	725,500	4,759,444
GlaxoSmithKline PLC, ADR	86,434	3,593,926
Glencore PLC(a)	799,612	2,294,351
Go-Ahead Group PLC (The)	7,829	198,148
GoCo Group PLC	301,247	276,861
Greggs PLC	40,285	1,037,328
Halma PLC	71,615	1,717,637
Hammerson PLC	177,884	491,340
Hargreaves Lansdown PLC	440,864	10,119,251
Hays PLC	122,921	209,813
IG Group Holdings PLC	72,450	477,148
Imperial Brands PLC, ADR	8,500	220,490
Inchcape PLC	43,143	304,092
Indivior PLC(a)	62,615	45,958
InterContinental Hotels Group PLC	18,664	1,168,181
Intermediate Capital Group PLC	60,150	982,189
International Consolidated Airlines Group SA	157,340	808,939
Johnson Matthey PLC	186,213	6,620,659
Jupiter Fund Management PLC	263,718	1,099,269
Just Eat PLC(a)	640,568	6,131,594
Kingfisher PLC	150,836	357,130
Kingfisher PLC, ADR	27,200	128,792
Land Securities Group PLC	49,050	463,302
Linde PLC	103,555	19,496,822
Lloyds Banking Group PLC	13,545,611	8,241,378
Lookers PLC	228,187	129,389
Meggitt PLC	85,992	649,011
Micro Focus International PLC	435,566	5,948,096
Micro Focus International PLC, ADR	4,200	57,960
Common Stocks (continued)
Issuer	Shares	Value ($)
National Grid PLC, ADR	49,700	2,599,807
Persimmon PLC	37,678	874,868
Prudential PLC	1,602,324	26,707,667
Prudential PLC, ADR	48,313	1,613,171
Reckitt Benckiser Group PLC, ADR	18,417	290,344
Redrow PLC	42,759	288,056
RELX PLC	166,210	3,988,418
RELX PLC	133,429	3,190,421
Renishaw PLC	3,379	146,306
Rio Tinto PLC	343,528	17,411,990
Rio Tinto PLC, ADR	118,907	6,014,316
Rolls-Royce Holdings PLC(a)	1,694,354	15,924,010
Rotork PLC	131,002	495,238
Royal Dutch Shell PLC, Class B	526,790	14,586,730
Saga PLC	164,188	82,151
Sage Group PLC (The)	349,228	2,987,137
Scottish & Southern Energy PLC	836,735	11,738,853
Senior PLC	242,289	596,710
Smith & Nephew PLC	170,873	4,094,613
St. James’s Place PLC	385,784	4,327,103
Taylor Wimpey PLC	403,955	718,952
Unilever PLC, ADR	31,549	1,993,266
Vesuvius PLC	41,679	236,129
Victrex PLC	15,768	400,681
Vodafone Group PLC	7,752,143	14,667,191
Whitbread PLC	9,675	515,904
Total		360,175,131
United States 0.5%
Spotify Technology SA(a)	65,094	8,784,435
Virgin Islands 0.0%
Hollysys Automation Technologies Ltd.	41,799	654,154
Total Common Stocks (Cost $1,982,771,746)		1,843,290,971

Exchange-Traded Funds 0.2%
	Shares	Value ($)
United States 0.2%
iShares MSCI EAFE ETF	47,072	2,975,421
Total Exchange-Traded Funds (Cost $3,038,471)		2,975,421

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
August 31, 2019
Participation Notes 0.0%
Issuer	Shares	Value ($)
United Kingdom 0.0%
HSBC Bank PLC
(linked to common shares of Alinma Bank)
01/19/2021	42,005	246,707
Total Participation Notes (Cost $242,409)		246,707

Preferred Stocks 1.6%
Issuer	Shares	Value ($)
Colombia 0.0%
Grupo de Inversiones Suramericana SA	10,796	96,462
Germany 1.5%
Henkel AG & Co. KGaA	13,795	1,384,337
Porsche Automobil Holding SE	18,743	1,177,256
Schaeffler AG	6,869	46,681
Volkswagen AG	162,199	26,103,977
Total		28,712,251
Preferred Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 0.0%
Tatneft PJSC	21,770	207,313
Spain 0.1%
Grifols SA	101,328	2,161,005
Total Preferred Stocks (Cost $34,868,240)		31,177,031

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(c),(d)	15,669,041	15,667,474
Total Money Market Funds (Cost $15,667,474)		15,667,474
Total Investments in Securities (Cost $2,036,588,340)		1,893,357,604
Other Assets & Liabilities, Net		7,774,794
Net Assets		$1,901,132,398

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2019, the total value of these securities amounted to $26,716,785, which represents 1.41% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	25,677,255	383,686,242	(393,694,456)	15,669,041	(273)	—	524,753	15,667,474
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	22,845,721	—	—	22,845,721
Australia	4,123,393	52,248,738	—	56,372,131
Austria	—	473,291	—	473,291
Belgium	—	4,518,088	—	4,518,088
Brazil	10,404,904	39,514	—	10,444,418
Canada	66,120,745	—	—	66,120,745
Chile	355,120	—	—	355,120
China	33,964,701	34,347,510	—	68,312,211
Colombia	534,704	—	—	534,704
Cyprus	—	74,014	—	74,014
Denmark	1,609,834	25,836,493	—	27,446,327
Finland	—	17,686,958	—	17,686,958
France	—	125,313,610	—	125,313,610
Germany	3,819,830	186,003,149	—	189,822,979
Greece	—	36,568	—	36,568
Guernsey	—	6,696	—	6,696
Hong Kong	415,368	40,317,868	—	40,733,236
Ireland	17,498,847	19,191,212	—	36,690,059
Israel	1,961,647	1,634,251	—	3,595,898
Italy	1,515,376	51,212,105	—	52,727,481
Japan	515,788	291,300,046	—	291,815,834
Jersey	—	8,015,720	—	8,015,720
Netherlands	4,230,233	91,097,598	—	95,327,831
New Zealand	—	886,932	—	886,932
Norway	—	1,844,671	—	1,844,671
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Panama	9,308,487	—	—	9,308,487
Peru	7,931,867	—	—	7,931,867
Russian Federation	—	19,930,166	—	19,930,166
Singapore	—	9,881,703	—	9,881,703
South Africa	—	18,372,442	—	18,372,442
South Korea	129,552	57,387,257	—	57,516,809
Spain	691,245	40,670,919	—	41,362,164
Sweden	810,805	26,937,685	—	27,748,490
Switzerland	5,422,369	128,137,739	—	133,560,108
Taiwan	23,602,654	656,441	—	24,259,095
Turkey	—	1,804,677	—	1,804,677
United Kingdom	27,652,204	332,522,927	—	360,175,131
United States	8,784,435	—	—	8,784,435
Virgin Islands	654,154	—	—	654,154
Total Common Stocks	254,903,983	1,588,386,988	—	1,843,290,971
Exchange-Traded Funds	2,975,421	—	—	2,975,421
Participation Notes	—	246,707	—	246,707
Preferred Stocks
Colombia	96,462	—	—	96,462
Germany	—	28,712,251	—	28,712,251
Russian Federation	—	207,313	—	207,313
Spain	—	2,161,005	—	2,161,005
Total Preferred Stocks	96,462	31,080,569	—	31,177,031
Money Market Funds	15,667,474	—	—	15,667,474
Total Investments in Securities	273,643,340	1,619,714,264	—	1,893,357,604
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,020,920,866)	$1,877,690,130
Affiliated issuers (cost $15,667,474)	15,667,474
Foreign currency (cost $747,122)	746,362
Receivable for:
Investments sold	6,035,600
Capital shares sold	2,449,314
Dividends	5,994,206
Foreign tax reclaims	2,339,936
Prepaid expenses	12,683
Trustees’ deferred compensation plan	15,513
Total assets	1,910,951,218
Liabilities
Due to custodian	3,085
Payable for:
Investments purchased	6,481,662
Capital shares purchased	2,753,735
Management services fees	41,432
Transfer agent fees	233,703
Compensation of chief compliance officer	124
Other expenses	289,566
Trustees’ deferred compensation plan	15,513
Total liabilities	9,818,820
Net assets applicable to outstanding capital stock	$1,901,132,398
Represented by
Paid in capital	2,095,584,031
Total distributable earnings (loss) (Note 2)	(194,451,633)
Total - representing net assets applicable to outstanding capital stock	$1,901,132,398
Institutional Class
Net assets	$1,901,132,398
Shares outstanding	209,884,422
Net asset value per share	$9.06
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	23

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$72,358,218
Dividends — affiliated issuers	524,753
Interest	3,026
Foreign taxes withheld	(5,577,165)
Total income	67,308,832
Expenses:
Management services fees	15,100,870
Transfer agent fees
Institutional Class	3,114,501
Compensation of board members	39,980
Custodian fees	301,790
Printing and postage fees	224,053
Registration fees	290,593
Audit fees	33,800
Legal fees	38,650
Interest on interfund lending	296
Compensation of chief compliance officer	833
Other	165,830
Total expenses	19,311,196
Net investment income	47,997,636
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(80,530,089)
Investments — affiliated issuers	(273)
Foreign currency translations	188,840
Net realized loss	(80,341,522)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(86,242,626)
Foreign currency translations	(34,653)
Net change in unrealized appreciation (depreciation)	(86,277,279)
Net realized and unrealized loss	(166,618,801)
Net decrease in net assets resulting from operations	$(118,621,165)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018 (a)
Operations
Net investment income	$47,997,636	$7,950,267
Net realized loss	(80,341,522)	(12,802,605)
Net change in unrealized appreciation (depreciation)	(86,277,279)	(56,976,251)
Net decrease in net assets resulting from operations	(118,621,165)	(61,828,589)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(14,001,879)	—
Total distributions to shareholders (Note 2)	(14,001,879)	—
Increase (decrease) in net assets from capital stock activity	(9,518,669)	2,105,082,700
Total increase (decrease) in net assets	(142,141,713)	2,043,254,111
Net assets at beginning of year	2,043,274,111	20,000
Net assets at end of year	$1,901,132,398	$2,043,274,111
Undistributed net investment income	$42,675,032	$8,207,568

	Year Ended		Year Ended
	August 31, 2019		August 31, 2018 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	44,454,811	408,309,500	219,285,195	2,183,577,392
Distributions reinvested	1,678,866	14,001,741	—	—
Redemptions	(47,483,266)	(431,829,910)	(8,053,184)	(78,494,692)
Net increase (decrease)	(1,349,589)	(9,518,669)	211,232,011	2,105,082,700
Total net increase (decrease)	(1,349,589)	(9,518,669)	211,232,011	2,105,082,700

(a)	Based on operations from May 17, 2018 (fund commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended August 31,
	2019	2018 (a)
Per share data
Net asset value, beginning of period	$9.67	$10.00
Income (loss) from investment operations:
Net investment income	0.23	0.04
Net realized and unrealized loss	(0.77)	(0.37)
Total from investment operations	(0.54)	(0.33)
Distributions to shareholders
Distributions from net investment income	(0.07)	—
Total distributions to shareholders	(0.07)	—
Net asset value, end of period	$9.06	$9.67
Total return	(5.53%)	(3.30%)
Ratios to average net assets
Total gross expenses(b)	1.02% (c)	1.05% (d)
Total net expenses(b),(e)	1.02% (c)	1.05% (d)
Net investment income	2.54%	1.51% (d)
Supplemental data
Net assets, end of period (in thousands)	$1,901,132	$2,043,274
Portfolio turnover	63%	17%

Notes to Financial Highlights
(a)	The Fund commenced operations on May 17, 2018. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Annualized.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Participation Notes are valued at the market price of the underlying equity security. Counterparty risk is regularly reviewed and considered for valuation.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Participation notes
The Fund invests in Participation Notes (P-Notes), which are a type of equity-linked note. P-Notes are issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). P-Notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a P-Note is not the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A P-Note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. The holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the Underlying Equity. Income received from P-Notes is recorded as dividend income in the Statement of Operations. A P-Note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
28	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset
Multi-Manager International Equity Strategies Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.80% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership (Arrowstreet), Baillie Gifford Overseas Limited (Baillie Gifford) and Causeway Capital Management LLC (Causeway) to subadvise a portion of the Fund. The Investment Manager compensates Arrowstreet, Baillie Gifford and Causeway to manage the investments of a portion of the Fund’s assets.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
30	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Deferred Plan) which may be terminated at any time. Obligations of the Deferred Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.16
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through December 31, 2019
Institutional Class	1.07
Multi-Manager International Equity Strategies Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
August 31, 2019
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, non-deductible expenses, capital loss carryforward, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
471,707	(471,707)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
14,001,879	—	14,001,879	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
43,099,366	—	(81,466,281)	(156,039,729)
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,049,397,333	97,964,827	(254,004,556)	(156,039,729)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
32	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(72,854,354)	(8,611,927)	(81,466,281)	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,221,631,796 and $1,190,838,730, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	950,000	2.81	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
August 31, 2019
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Shareholder concentration risk
At August 31, 2019, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
34	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager International Equity Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager International Equity Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2019 and for the period May 17, 2018 (commencement of operations) through August 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year ended August 31, 2019, and the changes in its net assets and the financial highlights for the year ended August 31, 2019 and for the period May 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Multi-Manager International Equity Strategies Fund | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
100.00%	0.11%	$5,546,742	$0.03	$67,769,177	$0.32
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	70	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	70	Spartan Nash Company, (food distributor); former Director, Nash Finch Company (food distributor), 2005-2013; Aircastle Limited (aircraft leasing); former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and Travelport Worldwide Limited (travel information technology)
Multi-Manager International Equity Strategies Fund | Annual Report 2019	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	70	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	70	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College, August 2007-June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College, August 1999-October 2005; University Professor, Boston College, November 2005-August 2007	70	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP, 1988-2014	70	Former Director, M Fund, Inc. (M Funds mutual fund family), July 2018-July 2019
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry, 1994-1997, President – Application Systems Division, 1991-1994, Chief Financial Officer – US Marketing & Services, 1988-1991, and Chief Information Officer, 1987-1988, IBM Corporation (computer and technology)	70	Former Director, Enesco Group, Inc. (producer of giftware and home and garden decor products), 2001-2006
38	Multi-Manager International Equity Strategies Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2009-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	70	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant 2019	Independent Trustee Consultant, Columbia Funds since June 2019; Managing Director of Darragh Inc. (a strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio (an investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	70	Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	70	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions)
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Olive Darragh was appointed consultant to the Independent Trustees effective June 10, 2019. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton, Ms. Darragh and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
Multi-Manager International Equity Strategies Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Multi-Manager International Equity Strategies Fund | Annual Report 2019

 Board Consideration and Approval of Management
and Subadvisory Agreements
On June 12, 2019, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreements (the Subadvisory Agreements) between the Investment Manager and Threadneedle International Limited, Arrowstreet Capital, Limited Partnership, Baillie Gifford Overseas Limited and Causeway Capital Management LLC (the Subadvisers) with respect to Multi-Manager International Equity Strategies Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement and the Subadvisory Agreements (collectively, the Agreements).
In connection with their deliberations regarding the continuation of the Management Agreement and the Subadvisory Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 5, 2019, April 25, 2019 and June 11, 2019 and at Board meetings held on March 6, 2019 and June 12, 2019. In addition, the Board and its various committees consider matters bearing on the Agreements at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2019, the Committee recommended that the Board approve the continuation of the Management Agreement and the Subadvisory Agreements. On June 12, 2019, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement and the Subadvisory Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement and the Subadvisory Agreements for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through December 31, 2020 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Agreements;
•	The subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager and the Subadvisers under the Agreements, including portfolio management and portfolio trading practices;
Multi-Manager International Equity Strategies Fund | Annual Report 2019	41

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services, including an assessment of the Investment Manager’s and the Subadvisers’ compliance systems by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the agreements
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates under the Agreements and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadvisers and the Investment Manager’s affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s and the Subadvisers’ investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadvisers, which included consideration of the Investment Manager’s and the Subadvisers’ experience with funds using an investment strategy similar to that used by the Investment Manager and the Subadvisers for the Fund. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. The Board also noted that, based on information provided by the Investment Manager, the Board had approved each Subadviser’s code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on each Subadviser’s compliance program.
The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select each Subadviser, including the Investment Manager’s rationale for recommending the continuation of the Subadvisory Agreements, and the process for monitoring each Subadviser’s ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadvisers, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
42	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

The Committee and the Board noted that, through December 31, 2018, the Fund’s performance was in the twenty-fifth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the since-inception period.
The Committee and the Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally, the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers were sufficient, in light of other considerations, to support the continuation of the Management Agreement and the Subadvisory Agreements.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement and the Subadvisory Agreements, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2018, the Fund’s actual management fee and net total expense ratio were ranked in the third and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadvisers charge to their other clients, to the extent publicly available, and noted that the Investment Manager pays the fees of the Subadvisers. The Committee and the Board noted that Threadneedle International Limited was not currently expected to manage any assets under its respective Subadvisory Agreement, but that the Investment Manager could, in the future, allocate investments to be managed by Threadneedle International Limited. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, and the efforts undertaken by the Investment Manager and its affiliates to manage efficiently their costs to provide such services.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, including with respect to funds for which unaffiliated subadvisers provide services, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2018 to profitability levels realized in 2017. When
Multi-Manager International Equity Strategies Fund | Annual Report 2019	43

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Committee and the Board did not consider the profitability to each Subadviser from its relationship with the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
The Committee and the Board noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreements. The Committee and the Board also noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context, and the effect that capacity constraints on a subadviser’s ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager’s cost of compensating and overseeing the Fund’s subadvisers.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Other benefits to the Investment Manager and Subadvisers
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide transfer agency and shareholder services to the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager and the Subadvisers by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement and the Subadvisory Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those
44	Multi-Manager International Equity Strategies Fund | Annual Report 2019

Board Consideration and Approval of Management
and Subadvisory Agreements  (continued)

factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement and the Subadvisory Agreements.
Multi-Manager International Equity Strategies Fund | Annual Report 2019	45

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Multi-Manager International Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN302_08_J01_(10/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fifteen series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$501,000	$511,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2019 and August 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$138,000	$121,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2019 and 2018 include Tax Fees for foreign tax filings.

During the fiscal years ended August 31, 2019 and August 31, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$242,500	$242,500

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates August be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee August delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor August not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and August add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$380,600	$363,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders August recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	October 24, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	October 24, 2019